UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-05159

RS Investment Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Terry R. Otton

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

07	ANNUAL REPORT

07 ANNUAL REPORT

Growth Funds

RS Emerging Growth Fund

RS Smaller Company Growth Fund

RS Select Growth Fund

RS MidCap Opportunities Fund

RS Growth Fund

RS Technology Fund (formerly The Information Age Fund®)

12.31.07

Class A, C, K and Y Shares

Performance Update Average Annual Returns as of 12/31/07

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds
RS Emerging Growth Fund, Class A	RSEGX	11/30/87
without sales charge			13.94%	7.88%	16.23%	9.61%	15.36%
with maximum sales charge			8.52%	6.15%	15.11%	9.08%	15.08%
RS Emerging Growth Fund, Class C†	REGWX	09/06/07
without sales charge							0.12%
with sales charge			—	—	—	—	-0.88%
RS Emerging Growth Fund, Class K†	RSEKX	01/22/07
without sales charge			—	—	—	—	13.63%
RS Emerging Growth Fund, Class Y†	RSYEX	05/01/07
without sales charge			—	—	—	—	8.30%
RS Smaller Company Growth Fund, Class A	RSSGX	08/15/96
without sales charge			4.64%	5.33%	16.75%	8.82%	11.18%
with maximum sales charge			-0.32%	3.63%	15.62%	8.29%	10.70%
RS Smaller Company Growth Fund, Class K†	RSSKX	03/02/07
without sales charge			—	—	—	—	5.25%
RS Smaller Company Growth Fund, Class Y†	RSMYX	05/01/07
without sales charge			—	—	—	—	0.49%
RS Select Growth Fund, Class A	RSDGX	08/01/96
without sales charge			13.68%	6.53%	14.14%	9.83%	13.17%
with maximum sales charge			8.29%	4.82%	13.03%	9.30%	12.68%
RS Select Growth Fund, Class C†	RSGFX	11/15/07
without sales charge			—	—	—	—	-1.30%
with sales charge			—	—	—	—	-2.28%
RS Select Growth Fund, Class K†	RSDKX	02/12/07
without sales charge			—	—	—	—	10.29%
RS MidCap Opportunities Fund, Class A	RSMOX	07/12/95
without sales charge			17.53%	12.10%	18.64%	9.28%	12.08%
with maximum sales charge			11.92%	10.29%	17.50%	8.76%	11.64%
RS MidCap Opportunities Fund, Class C†	RMOCX	05/21/07
without sales charge			—	—	—	—	2.43%
with sales charge							1.56%

†

RS Emerging Growth Fund Class C, K, and Y shares (Inception dates are: 09/06/07, 01/22/07, and 05/01/07, respectively), RS Smaller Company Growth Fund Class K and Y shares (Inception dates are: 03/02/07 and 05/01/07, respectively), RS Select Growth Fund Class C and Class K shares (Inception dates: 11/15/07 and 02/12/07, respectively), RS MidCap Opportunities Fund Class C and Y shares (Inception dates are: 05/21/07 and 05/01/07, respectively) “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio for RS Emerging Growth Fund Class A, C, K, and Y shares are 1.49%, 2.23%, 1.93%, and 1.20%, respectively; for RS Smaller Company Growth Fund Class A, K, and Y shares are 1.51%, 2.01%, and 1.28%, respectively; for RS Select Growth Fund Class A, C, and K shares are 1.62%, 2.33%, and 2.03%, respectively; for RS MidCap Opportunities Fund Class A, C, K, and Y shares are 1.33%, 2.12%, 1.82%, and 1.09%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

Performance Update Average Annual Returns as of 12/31/07

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds
RS MidCap Opportunities Fund, Class K	RSMKX	12/04/06
without sales charge			16.97%	—	—	—	12.13%
RS MidCap Opportunities Fund, Class Y†	RMOYX	05/01/07
without sales charge			—	—	—	—	8.12%
RS Growth Fund, Class A	RSGRX	05/12/92
without sales charge			13.10%	11.73%	17.63%	6.57%	11.85%
with maximum sales charge			7.73%	9.94%	16.49%	6.05%	11.51%
RS Growth Fund, Class C†	RGWCX	06/29/07
without sales charge			—	—	—	—	3.14%
with sales charge							2.28%
RS Growth Fund, Class K	RSGKX	11/27/06
without sales charge			12.63%	—	—	—	12.24%
RS Growth Fund, Class Y†	RGRYX	05/01/07
without sales charge			—	—	—	—	9.32%
RS Technology Fund, Class A	RSIFX	11/15/95
without sales charge			22.25%	10.52%	23.42%	9.99%	10.17%
with maximum sales charge			16.46%	8.74%	22.22%	9.45%	9.73%
RS Technology Fund, Class C†	RINCX	05/02/07
without sales charge			—	—	—	—	13.90%
with sales charge							12.90%
RS Technology Fund, Class K†	RIFKX	01/19/07
without sales charge			—	—	—	—	23.93%
RS Technology Fund, Class Y†	RIFYX	05/01/07
without sales charge			—	—	—	—	15.86%

†

RS MidCap Opportunities Fund Class C and Y shares (Inception dates are: 05/21/07 and 05/01/07, respectively), RS Growth Fund Class C and Y shares (Inception dates are: 06/29/07 and 05/01/07, respectively), and RS Technology Fund Class C, K, and Y shares (Inception dates are: 05/02/07, 01/19/07, and 05/01/07, respectively), “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio for RS MidCap Opportunities Fund Class A, C, K, and Y shares are 1.33%, 2.12%, 1.82%, and 1.09%, respectively; for RS Growth Fund Class A, C, K, and Y shares are 1.33%, 2.08%, 1.78%, and 1.05%, respectively; for RS Technology Fund Class A, C, K, and Y shares are 1.61%, 2.34%, 2.04%, and 1.31%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	1

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Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

www.RSinvestments.com	3

Highlights

Lipper Rankings and Morningstar Ratings

The following RS Funds were ranked in the Top Quartile of their peer groups by Lipper1 for one or more of the one-, five- and ten-year periods ending 12/31/07. Rankings are based on total returns. Additionally some of these RS Funds received Four-Star Overall Morningstar Ratings™2 (including the effects of sales charges, loads, and redemption fees). The ratings are based on risk-adjusted returns as of 12/31/07.

RS Fund	1-Year	5-Year	10-Year	Overall Morningstar Rating™

Growth
RS Emerging Growth Fund	Lipper Category: Small-Cap Growth			without sales charge	(out of 671 small growth funds)
	1st 142/591	2nd 151/394	2nd 46/179
				including the effect of sales charges, loads, and redemption fees	(out of 671 small growth funds)
RS Select Growth Fund	Lipper Category: Small-Cap Growth			without sales charge	(out of 671 small growth funds)
	2nd 152/591	3rd 271/394	1st 42/179
				including the effect of sales charges, loads, and redemption fees	(out of 671 small growth funds)
RS MidCap Opportunities Fund	Lipper Category: Mid-Cap Growth			without sales charge	(out of 811 mid-cap growth funds)
	2nd 246/601	1st 95/404	2nd 58/170
				including the effect of sales charges, loads, and redemption fees	(out of 811 mid-cap growth funds)
RS Growth Fund	Lipper Category: Multi-Cap Growth			without sales charge	(out of 1,449 large growth funds)
	3rd 285/518	1st 76/339	2nd 70/146
				including the effect of sales charges, loads, and redemption fees	(out of 1,449 large growth funds)
RS Technology Fund	Lipper Category: Science and Technology			without sales charge	(out of 269 specialty-technology funds)
	1st 52/269	1st 15/223	1st 10/55
				including the effect of sales charges, loads, and redemption fees	(out of 269 specialty-technology funds)
Value
RS Partners Fund	Lipper Category: Small-Cap Core			without sales charge	(out of 520 small blend funds)
	3rd 495/775	1st 24/478	1st 18/169
				including the effect of sales charges, loads, and redemption fees	(out of 520 small blend funds)
RS Value Fund	Lipper Category: Mid-Cap Value			without sales charge	(out of 420 mid-cap blend funds)
	2nd 104/313	1st 10/194	2nd 20/59
				including the effect of sales charges, loads, and redemption fees	(out of 420 mid-cap blend funds)
Core Equity
RS Small Cap Core Equity Fund	Lipper Category: Small-Cap Core			without sales charge	(out of 671 small growth funds)
	1st 143/775	3rd 280/478	3rd 120/169
				including the effect of sales charges, loads, and redemption fees	(out of 671 small growth funds)
RS Core Equity Fund	Lipper Category: Large-Cap Core			without sales charge	(out of 1,623 large blend funds)
	1st 31/835	2nd 217/572	4th 238/287
				including the effect of sales charges, loads, and redemption fees	(out of 1,623 large blend funds)
International
RS Emerging Markets Fund	Lipper Category: Emerging Markets			without sales charge	(out of 206 diversified emerging market funds)
	1st 37/254	1st 25/167	1st 19/91
				including the effect of sales charges, loads, and redemption fees	(out of 206 diversified emerging market funds)
Fixed Income
RS Tax-Exempt Fund	Lipper Category: General Municipal			without sales charge	(out of 252 muni national long funds)
	3rd 127/237	1st 50/211	1st 12/143
				including the effect of sales charges, loads, and redemption fees	(out of 252 muni national long funds)

Performance quoted represents past performance and does not guarantee future results.

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Four time winner — RS Receives 2007 Dalbar Service Award

RS Investments received Dalbar’s Service Award for the fourth year in a row! The award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. Dalbar is a leading financial services consulting firm committed to raising the standards of excellence in the financial service industry.

RS Investments Recognized for Excellence in Shareholder Communications for Fourth Time.

The Mutual Fund Education Alliance awarded RS Investments an “Honorable Mention” for our ‘Special Communications’ entry of our Strategy Brochures. They were noted by MFEA members as a “very effective, consistent and comprehensive communication.” The annual STAR (Shareholder Trust and Responsibility) Awards program recognizes mutual fund firms for outstanding shareholder communications, education, and support. Each year the MFEA examines the best educational materials, both in print and electronic, in the mutual fund industry and then asks industry judges to select from the best. In 2007, 29 different companies were recognized for excellence in 32 categories ranging from best annual report to best online innovation. Past awards for RS Investments have gone to entries in the ‘online innovation’ and ‘shareholder newsletter online version’ categories.

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2008 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2008 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com. Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

2

© 2008 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

Please note, some of the Morningstar proprietary calculations, including the Morningstar Rating™, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar Rating™ based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

RS Emerging Growth Fund was rated against the following numbers of U.S.-domiciled Small Growth funds over the three-, five-, and 10-year periods: 671, 556, and 258, respectively. With respect to these Small Growth funds, RS Emerging Growth Fund received a Morningstar Rating of 2, 3, and 2 stars (and 3, 3, and 2 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Select Growth Fund was rated against the following numbers of U.S.-domiciled Small Growth funds over the three-, five-, and 10-year periods: 671, 556, and 258, respectively. With respect to these Small Growth funds, RS Select Growth Fund received a Morningstar Rating of 2, 2, and 3 stars (and 3, 2, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS MidCap Opportunities Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Growth funds over the three-, five-, and 10-year periods: 811, 682, and 291, respectively. With respect to these Mid-Cap Growth funds, RS MidCap Opportunities Fund received a Morningstar Rating of 3 stars (and 3, 4, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Growth Fund was rated against the following numbers of U.S.-domiciled Large Growth funds over the three-, five-, and 10-year periods: 1,449, 1,215, and 554, respectively. With respect to these Large Growth funds, RS Growth Fund received a Morningstar Rating of 3, 4, and 3 stars (and 4, 5, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Technology Fund was rated against the following numbers of U.S.-domiciled Specialty-Technology funds over the three-, five-, and 10-year periods: 269, 245, and 64, respectively. With respect to these Specialty-Technology funds, RS Technology Fund received a Morningstar Rating of 3, 4, and 3 stars (and 3, 4, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Partners Fund was rated against the following numbers of U.S.-domiciled Small Blend funds over the three-, five-, and 10-year periods: 520, 409, and 164, respectively. With respect to these Small Blend funds, RS Partners Fund received a Morningstar Rating of 2, 5, and 4 stars (and 3, 5, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Value Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Blend funds over the three-, five-, and 10-year periods: 420, 336, and 143, respectively. With respect to these Mid-Cap Blend funds, RS Value Fund received a Morningstar Rating of 3, 5, and 3 stars (and 4, 5, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Small Cap Core Equity Fund was rated against the following numbers of U.S.-domiciled Small Growth funds over the three-, five-, and 10-year periods: 671, 556, and 258, respectively. With respect to these Small Growth funds, RS Small Cap Core Equity Fund received a Morningstar Rating of 2, 2, and 3 stars (and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Core Equity Fund was rated against the following numbers of U.S.-domiciled Large Blend funds over the three-, five-, and 10-year periods: 1,623, 1,278, and 594, respectively. With respect to these Large Blend funds, RS Core Equity Fund received a Morningstar Rating of 4, 2, and 1 stars (and 5, 3, and 1 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Emerging Markets Fund was rated against the following numbers of U.S.-domiciled Diversified Emerging Markets funds over the three-, five-, and 10-year periods: 206, 187, and 103, respectively. With respect to these Diversified Emerging Markets funds, RS Emerging Markets Fund received a Morningstar Rating of 4, 3, and 4 stars (and 5, 4, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Tax-Exempt Fund was rated against the following numbers of U.S.-domiciled Muni National Long funds over the three-, five-, and 10-year periods: 252, 244, and 192, respectively. With respect to these Muni National Long funds, RS Tax-Exempt Fund received a Morningstar Rating of 2, 3, and 3 stars (and 3, 3, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively.

Performance quoted represents past performance and does not guarantee future results.

www.RSinvestments.com	5

CEO’s Letter

Terry R. Otton

CEO, RS Investments

Dear Fellow Shareholders,

Thank you for taking the time to read our 2007 Annual Report. Inside, you’ll find insightful detail from your portfolio management teams regarding your investments with RS. The letters within this report illuminate the depth of research that goes into your funds and illustrate why we believe fundamental research and investment discipline are critical inputs to your portfolio, particularly during volatile markets such as 2007 (and, so far, in 2008).

Market Overview

After performing well during the first half of the year, the equity and fixed income markets closed out 2007 amid rising uncertainty and considerable volatility. The driving influence was continued fallout from the sub-prime mortgage debacle, the drying up of available credit, and the potential spillover effects these issues may have on housing values, consumer spending, and the economy as a whole.

Through a year marked by extremes, reflecting both excessive optimism and pessimism, the main proxy for the large cap US market, the S&P 500 Index, closed up 5.49% for the year, while the small cap market, as evidenced by the Russell 2000 Index, lost 1.57%.

Upon close examination into the style differences in the equity markets, the tale was quite different. Growth outperformed value for the first time since 1999, led by strong gains in the technology sector, while value was pulled down by weak financials. These contrasting sectors contributed to the small cap growth index’s 16.83% difference in performance over the small cap value index (7.05% for Russell 2000 Growth Index versus -9.78% for the Russell 2000 Value Index).

Investors who have been in the market for longer periods know that investment styles are cyclical. Arguments in favor of value versus growth, large versus small, domestic versus international and equity versus fixed income are blunted with the passage of time. As we all well know, each asset class has played an important role in overall returns over time. Changing leadership among these important asset classes underscores the importance of a well-diversified

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portfolio, with ownership of each of these major asset classes being considered. The “right” amount, of course, depends on the individual and can be arrived at with the informed help of your financial adviser.

RS Investments: Specialization and Experience

The RS fund family offers funds from a broad spectrum of investment options across major asset classes. We’ve organized our business into distinct investment specializations — across growth, core, value, international, and fixed income — so that we can deliver significant expertise within each asset class.

We believe this approach delivers exceptional value to our clients. You can be assured that each deep and experienced investment team remains focused on its expertise and that we hold our teams accountable to the highest investment standards. Your benefit lies in the fact that you can hire specialized experts to serve each important component of your investment portfolio — with one fund family. Across our product platform, you’re hiring skilled and experienced teams to invest on your behalf.

We continue to invest heavily in our core capabilities: research and portfolio management. Last year alone, we hired seven analysts across our distinct investment teams, bringing the total number of investment professionals to 33 within Core, Growth, and Value teams. Additionally, in 2007, we established portfolio management teams on several of our growth products, which empowered those investment professionals closest to the information to make portfolio decisions.

The sub-advisers to the RS Funds also made substantial investments in their core capabilities. Guardian, our fixed-income sub-adviser, and Baillie Gifford, our international sub-adviser, totaled 28 and 13 investment professionals, respectively.

We aim to set new and higher standards of investment excellence by adopting industry best practices and fine-tuning them within our time-tested investment processes.

What was the result of all our efforts? We believe we made an exceptional investment management team even stronger. Our quest toward that end will continue.

It’s what has brought us to where we are today and it’s what will allow us to earn your continued trust and business long into the future.

Performance Update†

Despite the challenging market environment in 2007, RS funds performed well and within our expectations. Value funds started the year strong, yet struggled against significant headwinds in the latter half of the year. Overall, in the face of a challenging market, we are pleased with their resilience. In the face of this difficulty, the team continues to have confidence in the companies within its portfolios, many of which are now trading at their most attractive valuations in years.

Supported by growth tailwinds and augmented by strong research and stock selection, 83% of the RS growth funds (Class A shares) outperformed their respective growth benchmarks for the year.

Core equity funds delivered strong full-year performance as well. RS Core Equity Fund handily beat its large cap benchmark for the year and RS Small Cap Core Equity Fund delivered strong performance, outperforming its benchmark.

RS fixed income funds’ conservative stance averted many of the subprime-related issues in the fixed income markets. The Lehman Aggregate Bond Index outperformed the S&P 500 Index for the year, reflecting the uncertainty in the equity markets and investors’ flight for safety toward the latter half of the year.

RS international and emerging markets funds finished the year with double digit gains. RS Emerging Markets Fund, in particular, posted strong returns as the countries with fast-developing economies led worldwide investment results.

Notable Recognitions

Institutional Investor recently recognized Mani Govil, portfolio manager of RS Core Equity Fund and leader of the Core Equity Team, as one of the “Rising Stars” of the mutual fund business. The publication placed Mani in rarefied company — one of only 20 named among many thousands in our industry.*

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CEO’s Letter (continued)

The recognition couldn’t be more deserved. Mani has accomplished so much in his eleven year investment career. We are fortunate to have his talent, passion and enthusiasm focused on our shareholders’ success. Since assuming management of the Fund in August 2005, Mani has shaped a formidable investment team and carried out a well-defined investment process. The results speak for themselves: based on total returns, the RS Core Equity Fund (Class A shares) has performed within the top 4% and 7% of its Lipper large cap core peers over the one- and three-year periods, respectively (and top 38% and 83% for the five- and 10-year periods, respectively. See previous page for additional ranking information.). A quest for risk-adjusted returns, detailed research and strong team involvement are hallmarks of Mani’s style and we’re proud to have him on our team.

Dalbar, a well-known financial services consulting firm, recently awarded RS Investments the “Dalbar Service Award” for providing exceptional service to our shareholders. This is the fourth consecutive year RS has received this distinction. We’re honored by Dalbar’s continuing recognition of our efforts to serve our shareholders with excellence.

Experience Counts

So far, 2008 has proven to be a challenging environment. With the market selling off one day only to surge the next, it certainly has made for an unsettling near-term investing experience. In times like these, it’s worth mentioning that RS Investments has experienced all kinds of market environments during its 22 years in business. Each of our specialized investment teams at RS averages anywhere between 12 and 28 years’ experience in the industry. Across the entire RS fund family, 74 investment professionals work on your behalf. Each market cycle has its own unique circumstances and the value of time-tested experience is immeasurable. We hope you’ll take some comfort in knowing that your assets are invested by true professionals in every sense of the word.

From all of us at RS Investments, we wish you a healthy and prosperous 2008. Thank you for the trust you’ve placed in us.

Sincerely,

Terry R. Otton

Chief Executive Officer

RS Investments

† See next page for performance information.

*Nominees are submitted by professionals throughout the mutual fund industry and are vetted and selected by Institutional Investor’s editorial staff. According to Institutional Investor, the selected individuals meet the criteria of having demonstrated expertise, dedication and consistency in their careers, indicating they will likely be the trendsetters of the future. The winning nominees manage and contribute to the management of funds at firms overseeing a total of more than $400 billion in assets and investments. Their specializations include annuities, fixed income, international equities, separately-managed accounts, retail and institutional accounts, retirement accounts, fund administration and technology.

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Performance Update, Class A Shares (as of 12/31/07)

Fund (Inception Date)	1-Year	3-Year	5-Year	10-Year	Since Inception
RS Emerging Growth Fund (11/30/87)
without sales charge	13.94%	7.88%	16.23%	9.61%	15.36%
with maximum sales charge	8.52%	6.15%	15.11%	9.08%	15.08%
Russell 2000® Growth Index	7.05%	8.11%	16.50%	4.32%	9.30%
RS Smaller Company Growth Fund (08/15/96)
without sales charge	4.64%	5.33%	16.75%	8.82%	11.18%
with maximum sales charge	-0.32%	3.63%	15.62%	8.29%	10.70%
Russell 2000 Growth Index	7.05%	8.11%	16.50%	4.32%	5.63%
RS Select Growth Fund (08/01/96)
without sales charge	13.68%	6.53%	14.14%	9.83%	13.17%
with maximum sales charge	8.29%	4.82%	13.03%	9.30%	12.68%
Russell 2500® Growth Index	9.69%	10.03%	17.43%	6.62%	8.11%
Russell 2000 Growth Index	7.05%	8.11%	16.50%	4.32%	5.90%
RS MidCap Opportunities Fund (07/12/95)
without sales charge	17.53%	12.10%	18.64%	9.28%	12.08%
with maximum sales charge	11.92%	10.29%	17.50%	8.76%	11.64%
Russell Midcap® Growth Index	11.43%	11.39%	17.90%	7.59%	9.78%
RS Growth Fund (05/12/92)
without sales charge	13.10%	11.73%	17.63%	6.57%	11.85%
with maximum sales charge	7.73%	9.94%	16.49%	6.05%	11.51%
Russell 1000® Growth Index	11.81%	8.68%	12.11%	3.83%	8.71%
RS Technology Fund (11/15/95) (formerly The Information Age Fund®)
without sales charge	22.25%	10.52%	23.42%	9.99%	10.17%
with maximum sales charge	16.46%	8.74%	22.22%	9.45%	9.73%
S&P 500® Index	5.49%	8.62%	12.83%	5.91%	9.56%
S&P GSTITM Composite Index	16.27%	8.56%	15.06%	5.41%	8.55%
RS Partners Fund (07/12/95)
without sales charge	-3.78%	6.20%	21.20%	11.83%	14.42%
with maximum sales charge	-8.35%	4.49%	20.02%	11.29%	13.97%
Russell 2000® Value Index	-9.78%	5.27%	15.80%	9.06%	12.03%
RS Value Fund (06/30/93)
without sales charge	3.76%	10.48%	23.68%	10.70%	8.53%
with maximum sales charge	-1.17%	8.70%	22.49%	10.16%	8.16%
Russell Midcap® Value Index	-1.42%	10.11%	17.92%	10.18%	12.95%
RS Investors Fund (11/15/05)
without sales charge	-0.72%	—	—	—	9.74%
with maximum sales charge	-5.46%	—	—	—	7.25%
Russell 3000® Value Index	-1.01%	—	—	—	10.66%
Russell 3000® Index	5.14%	—	—	—	10.70%
S&P 500® Index	5.49%	—	—	—	10.80%
RS Global Natural Resources Fund (11/15/95)
without sales charge	32.07%	26.63%	31.15%	16.52%	15.02%
with maximum sales charge	25.79%	24.60%	29.89%	15.95%	14.56%
S&P 500® Index	5.49%	8.62%	12.83%	5.91%	9.56%
Lipper Natural Resources Index	39.64%	32.99%	32.05%	15.76%	17.27%
S&P GSSITM Natural Resources Index	34.44%	28.99%	29.15%	12.80%	N/A
RS Large Cap Value Fund (02/03/03)
without sales charge	-0.01%	8.81%	—	—	14.22%
with maximum sales charge	-4.73%	7.06%	—	—	13.09%
Russell 1000® Value Index	-0.17%	9.32%	—	—	15.36%
RS Small Cap Core Equity Fund (05/01/97)
without sales charge	4.84%	6.96%	15.00%	7.03%	9.66%
with maximum sales charge	-0.12%	5.24%	13.89%	6.51%	9.17%
Russell 2000® Index	-1.57%	6.80%	16.25%	7.08%	9.09%
RS Core Equity Fund (06/01/72)
without sales charge	14.78%	11.70%	12.23%	3.46%	12.92%
with maximum sales charge	9.34%	9.91%	11.14%	2.96%	12.77%
S&P 500® Index (“Since Inception” performance from 5/31/72)	5.49%	8.62%	12.83%	5.91%	11.07%

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio for the Class A shares of the RS Funds are: RS Emerging Growth Fund (1.49%), RS Smaller Company Growth Fund (1.51%), RS Select Growth Fund (1.62%), RS MidCap Opportunities Fund (1.33%), RS Growth Fund (1.33%), RS Technology Fund (1.61%), RS Partners Fund (1.50)%, RS Value Fund (1.34%), RS Investors Fund (1.59%), RS Global Natural Resources Fund (1.51%), RS Large Cap Value Fund (1.35%), RS Small Cap Core Equity Fund (1.26%), and RS Core Equity Fund (0.94%). The performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% that became effective on October 9, 2006. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. A “deferred sales charge” also known as “back end load” or “CDSC” is incurred when liquidating an A share purchase over $1 million, for example, before a specified holding period. Any sales charges are in addition to the fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

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CEO’s Letter (continued)

Performance Update, Class A Shares (as of 12/31/07)

Fund (Inception Date)	1-Year	3-Year	5-Year	10-Year	Since Inception
RS S&P 500 Index Fund (08/07/00)
without sales charge	4.86%	8.06%	12.21%	—	1.16%
with maximum sales charge	1.72%	6.96%	11.51%	—	0.75%
S&P 500® Index	5.49%	8.62%	12.83%	—	1.61%
RS Equity Dividend Fund* (07/31/07)
without sales charge	—	—	—	—	-4.42%
with maximum sales charge	—	—	—	—	-8.97%
Dow Jones U.S. Select Dividend Index	—	—	—	—	-3.30%
RS International Growth Fund (02/16/93)
without sales charge	14.17%	17.36%	19.31%	6.54%	8.62%
with maximum sales charge	8.73%	15.48%	16.17%	6.02%	8.26%
MSCI EAFE Growth Index	16.84%	17.66%	20.25%	6.75%	7.71%
RS Emerging Markets Fund (05/01/97)
without sales charge	43.72%	39.75%	38.93%	16.53%	14.51%
with maximum sales charge	36.88%	37.50%	37.59%	15.96%	13.99%
MSCI EMF Index	39.78%	35.60%	37.46%	14.53%	11.38%
RS Investment Quality Bond Fund (02/16/93)
without sales charge	5.73%	3.95%	4.09%	5.45%	5.51%
with maximum sales charge	1.74%	2.64%	3.30%	5.04%	5.24%
Lehman Brothers Aggregate Bond Index	6.97%	4.56%	4.42%	5.97%	6.35%
RS Low Duration Bond Fund (07/30/03)
without sales charge	5.29%	3.58%	—	—	2.95%
with maximum sales charge	2.88%	2.79%	—	—	2.43%
Lehman Brothers U.S. Government 1-3 Year Bond Index	7.10%	4.29%	—	—	3.35%
RS High Yield Bond Fund (09/01/98)
without sales charge	1.04%	4.45%	8.36%	—	5.05%
with maximum sales charge	-2.73%	3.11%	7.54%	—	4.62%
Lehman Brothers Corporate High Yield Index	1.87%	5.40%	10.91%	—	6.03%
RS Tax-Exempt Fund (02/16/93)
without sales charge	1.47%	3.49%	4.03%	4.95%	4.94%
with maximum sales charge	-2.31%	2.17%	3.24%	4.55%	4.67%
Lehman Brothers Municipal Bond Index	3.36%	3.91%	4.30%	5.17%	5.78%
RS Money Market Fund (09/13/82)
without sales charge	4.45%	3.70%	2.40%	3.10%	4.87%
Lehman Brothers 3-Month T-Bill Index (“Since Inception” performance from 8/31/82)	5.11%	4.35%	3.09%	3.80%	5.42%
RS Asset Allocation Fund (02/16/93)
without sales charge	4.82%	7.26%	11.63%	5.34%	8.56%
with maximum sales charge	-0.19%	5.53%	10.55%	4.83%	8.21%
Custom Index: 60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index	6.22%	7.07%	9.51%	6.26%	9.13%

*	RS Equity Dividend Fund “since inception” return is not annualized and represents cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio for the Class A shares of the RS Funds are: RS S&P 500 Index Fund (0.70%), RS Equity Dividend Fund (1.40%), RS International Growth Fund (1.64%), RS Emerging Markets Fund (1.68%), RS Investment Quality Bond Fund (1.01%), RS Low Duration Bond Fund (1.45%), RS High Yield Bond Fund (1.17)%, RS Tax-Exempt Fund (0.91%), RS Money Market Fund (0.87%), and RS Asset Allocation Fund (1.86%). The performance quoted “with maximum sales charge” reflects the current maximum sales charge of up to 4.75% (certain Funds reflect lower maximum sales charges specific to that Fund). Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. A “deferred sales charge” also known as “back end load” or “CDSC” is incurred when liquidating an A share purchase over $1 million, for example, before a specified holding period. Any sales charges are in addition to the fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

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Portfolio Manager Biographies

Our People – A Commitment to Quality

At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

Steve J. Bishop (RS Investments)

has been co-portfolio manager of RS Technology Fund (formerly The Information Age Fund®) since July 2001, of RS Emerging Growth Fund since January 2007, and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Jim L. Callinan (RS Investments)

has managed RS Emerging Growth Fund since 1996 and has been a co-portfolio manager of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Prior to joining the firm in 1996, Mr. Callinan was portfolio manager of the Putnam OTC Emerging Growth Fund for two years and served on the investment team of Putnam’s growth group for nine years. He received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. Mr. Callinan is also a Chartered Financial Analyst.

Melissa Chadwick-Dunn (RS Investments)

has been a co-portfolio manager of RS Emerging Growth Fund since January 2007 and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

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Portfolio Manager Biographies (continued)

John H. Seabern (RS Investments)

has been a co-portfolio manager of RS Growth Fund and of RS MidCap Opportunities Fund since May 2007. Mr. Seabern also served on the management team of RS Diversified Growth Fund (now RS Select Growth Fund) from August 1996 until May 2007. Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hearst Capital Management. Mr. Seabern holds a B.S. in finance from the University of Colorado and is a Chartered Financial Analyst.

Allison K. Thacker (RS Investments)

has been a co-portfolio manager of RS Technology Fund (formerly The Information Age Fund®) since April 2003, of RS Emerging Growth Fund since January 2007, and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

D. Scott Tracy (RS Investments)

has been a co-portfolio manager of RS Emerging Growth Fund and of RS Smaller Company Growth Fund since January 2007 and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in house asset management arm of Hewlett-Packard. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst.

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John L. Wallace (RS Investments)

has managed RS MidCap Opportunities Fund since its inception and RS Growth Fund since July 2001. Mr. Wallace was also co-portfolio manager of RS Diversified Growth Fund (now known as RS Select Growth Fund) from August 1996 through April 2005. Prior to joining the firm in 1995, he spent nine years at Oppenheimer Management Corporation, where he managed Oppenheimer Main Street Income and Growth Fund for seven years and Oppenheimer Total Return Fund for five years. Mr. Wallace holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

Bill J. Wolfenden III (RS Investments)

has managed RS Smaller Company Growth Fund since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, he spent four years in commercial banking at Westamerica Bank and the Bank of California. Mr. Wolfenden holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

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RS Emerging Growth Fund

Co-Portfolio Managers

Steve Bishop, Jim Callinan,

Melissa Chadwick-Dunn,

Allison Thacker, and Scott Tracy

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Fund Philosophy

The RS Emerging Growth Fund seeks capital appreciation by investing principally in smaller, rapidly growing emerging companies. The Fund is actively managed, using hands-on, fundamental research that includes extensive travel and visits with company management. The Fund seeks to invest in companies that have experienced strong revenue growth annually, are market-share leaders, and are managed by executives who can leverage a competitive advantage and consistently execute in today’s business environment. The Fund is intended for investors with long-term investment goals.

Investment Process

The RS Emerging Growth Fund seeks capital appreciation by investing in smaller-capitalization growth stocks in an attempt to discover the faster-growing firms in the emerging sectors of the economy. The Fund is appropriate only for investors with a long-term investment horizon and should constitute only a small portion of an overall allocation to growth equities.

Performance

The RS Emerging Growth Fund (Class A Shares) delivered strong 2007 results with the Fund gaining 13.94% compared with the benchmark Russell 2000® Growth Index3, which rose 7.05%. The full-year results include a weak fourth quarter for stocks, during which the Fund returned -4.22% vs. a -2.10% return for the benchmark. Investors began to worry about an economic slowdown and fled to stocks in more stable areas such as health care, utilities, materials, and producer durables. Energy was also a strong performer in the fourth quarter due to the continued rise in global oil prices.

During the fourth quarter, the Fund had strong performance in financial services, producer durables, transports, and energy. In financial services, we benefited from our underweighting in credit-sensitive companies, and our producer durables investments benefited from strength in the aerospace cycle and general industrial activity. Technology and consumer discretionary were weak during the quarter, as investors viewed both of these sectors as vulnerable to an economic slowdown in 2008. We have reduced our exposure to the U.S. consumer end markets in both technology and discretionary holdings.

As of this writing, we remain overweighted in technology, as we believe that global end markets will remain strong and that solid new product cycles, such as mobile computing and rising bandwidth demand, will continue to drive technology capital expenditures.

Portfolio Review

Financials

In the fourth quarter, our positions in financials returned 5.6% compared with a negative 4.1% return for the benchmark. CyberSource (1.87% of assets as of 12/31/07), an online payment-processing company focused on medium-sized e-commerce customers, paced the performance with a 52% advance. During the period, the company closed a transformational acquisition of Authorize.net (0.00%), a competitor in the small business channel of online e-commerce.

After announcing the transaction in June, the stock traded down, providing an opportunity to increase our position significantly, and we reaped the rewards in the fourth quarter.

We also experienced strong gains in optionsXpress

(0.80)%, a leading online options brokerage company, which rose 30% in the fourth quarter and helped offset soft performance in long-time holding Portfolio Recovery (0.72%), which declined 25%. It appears to us that Portfolio Recovery continued to suffer from collector productivity as it ramps up a new collection facility. We are maintaining a position in Portfolio Recover as they work through what we view as growing pains.

Producer Durables

The producer durables sector continued its strong performance in the first three quarters and our stock

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selection again outpaced the benchmark in the fourth quarter. We maintained a slight underweighting in the sector, and our companies returned 11% compared with a 4.4% return for the benchmark. Two dominant trends that were pervasive in this sector were lengthy and sustained cycles in aerospace and commodities. BE Aerospace (0.92%) paced returns with a 27% gain, given strong orders for aircraft retrofits and a growing pipeline of original equipment manufacturer (OEM) new builds. Continued robust demand for services and equipment from Team Inc. (0.96%) and new addition Bucyrus (1.07%) also gave us renewed confidence that the energy services and coal equipment cycles are prolonged. We continue to selectively look for new ideas in these areas.

Consumer

The consumer discretionary sector was one of the worst performers during the fourth quarter. Given fears of a U.S. consumer-led recession and the subprime mortgage crisis, the multiples that investors were willing to pay for consumer stocks fell. The education sector is one area in which we have done well in the fourth quarter and for the year. DeVry (1.79%) and American Public Education (0.98%) were both solid contributors. DeVry’s cost-cutting initiatives began to have a large impact on operating margins, and newly public American Public Education has a very attractive and growing business model.

Overall consumer retail sales have been weak since early 2007, but this trend started to have an impact on teen retailers more meaningfully in the second half of the year. We have reduced our exposure to retail and leisure companies going into 2008, as we expect this difficult sales environment to continue, leading to lower earnings estimates and multiples. Zumiez (0.00%) and Volcom (1.03%) were both negative contributors during the quarter. We continue to maintain our position in Volcom due to the company’s new international exposure, the brand’s strong position in the domestic market, and what we view as the stock’s attractive valuation.

Health Care

Our underweight in health care resulted in modest underperformance and the returns of our companies slightly trailed those of the index.

Technology

The Fund’s technology sector ended an otherwise strong year with a weak fourth quarter. Our investments in software were solid relative contributors to the Fund in the fourth quarter and for the year. The performance of our semiconductor and communications equipment companies was not as strong.

On-demand or software-as-a-service companies DemandTec (1.00%) (pricing optimization software for retailers) and Concur (0.75%) (corporate travel and expense management software) were both solid performers. These companies are paid monthly, and their software is embedded into the daily business decisions of their customers, which leads to predictable recurring revenues. We also had strong performance from PROS Holdings (1.10%), a software provider that focuses on pricing optimization for the travel and manufacturing sectors.

In the energy/tech sector, JA Solar (0.95%), a China-based maker of solar cells and modules, performed well as the company benefited from its strategic access to polysilicon, a key ingredient in making photovoltaic cells for solar panels. Although the solar market continues to be heavily subsidized, demand appears to be very strong and supply is very tight, so those companies with access to polysilicon at competitive prices benefited in 2007.

Two of our negative contributors during the fourth quarter were Digital River (1.31%) and J2 Global Communications (1.68%). Both of these companies have performed well for the Fund in prior years but experienced multiple contractions in 2007. Digital River provides outsourced e-commerce solutions for the digital delivery of software, such as anti-virus software. The past year had been an investment year for Digital River due to major new client wins at Microsoft (0.00%), Electronic Arts (0.00%) and Nokia (0.00%), and a large new project it took on for its largest customer, Symantec (0.00%). These new clients and project were a drag on margins in 2007. J2 Global Communications was hurt by the recent subprime financial crisis. Its solution, which allows fax to e-mail delivery, was heavily used by the mortgage and real estate brokerage businesses and due to the major turmoil in those markets, J2 has seen a decline in the use of its service. We believe that the

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RS Emerging Growth Fund (continued)

stock now reflects these lower usage levels and that management will use this market slowdown to continue consolidating their market. O2Micro International (2.04%), a longtime holding and a strong performer for the year, corrected significantly during the fourth quarter in the face of potentially greater seasonal softness in flat-panel TVs and notebook computers. We continue to hold the position.

Outlook

We believe that in a slowing economy investors will continue to look for companies that can organically grow revenues and earnings. As cyclical growth slows, we expect our secular growth companies to outperform more economically sensitive companies. We thank you for your long-term investment in the Fund.

Sincerely,

Jim Callinan Portfolio Manager	Steve Bishop Co-Portfolio Manager

Melissa ChadwickDunn

Co-Portfolio Manager

Allison Thacker Co-Portfolio Manager	Scott Tracy Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

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Total Net Assets: $574,357,703	Data as of December 31, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
O2Micro International Ltd.,	2.04%
Healthways, Inc.	1.93%
Core Laboratories N.V.	1.93%
CyberSource Corp.	1.87%
Allegiant Travel Co.	1.86%
Nuance Communications, Inc.	1.83%
K-V Pharmaceutical Co.	1.82%
DeVry, Inc.	1.79%
HEICO Corp.	1.71%
j2 Global Communications, Inc.	1.68%
Total	18.46%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

www.RSinvestments.com	17

RS Emerging Growth Fund (continued)

Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	11/30/87
without sales charge		13.94%	7.88%	16.23%	9.61%	15.36%
with maximum sales charge		8.52%	6.15%	15.11%	9.08%	15.08%
Class C Shares†	09/06/07
without sales charge		—	—	—	—	0.12%
with sales charge		—	—	—	—	-0.88%
Class K Shares†	01/22/07
without sales charge		—	—	—	—	13.63%
Class Y Shares†	05/01/07
without sales charge		—	—	—	—	8.30%
Russell 2000® Growth Index[3]		7.05%	8.11%	16.50%	4.32%	9.30%
					Since Class Ashares inception

†	RS Emerging Growth Fund Class C, K, and Y shares “since inception” returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Emerging Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (09/06/07), Class K shares (01/22/07), and Class Y shares (05/01/07) would have the following values as of December 31, 2007: $9,912 (Class C), $11,363 (Class K) and $10,830 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares. For Class C shares, a contingent deferred sales charge of 1.0% was imposed at the end of the period.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.49%, Class C 2.23%, Class K 1.93% and Class Y 1.20%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

18	Call 1.800.766.FUND

RS Smaller Company Growth Fund

Co-Portfolio Managers

Scott Tracy

Bill Wolfenden

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Fund Philosophy

The RS Smaller Company Growth Fund invests principally in smaller growth companies. We seek smaller companies that we believe have the potential for long-term capital appreciation based on superior or niche products or services, operating characteristics, management, or other factors.

Investment Process

Our objective is long-term capital appreciation. We seek to identify small, rapidly growing companies with sustainable revenue and/or strong earnings growth that we believe have the potential to become leaders in emerging industries. We generate ideas for the portfolio using a hands-on, bottom-up research approach. We look for small, rapidly growing companies with market capitalizations up to that of the largest company included in the Russell 2000® Index4 on the last day of the most recent quarter. Next, we conduct fundamental business analysis, focusing on a company’s earnings, operating and pretax margins, return on equity, balance sheets, accounting, and management. Management interviews are considered a critical part of our decision-making process. We believe that a small company’s success depends largely on its management’s ability to execute a logical business plan and to remain responsive to changing business fundamentals. Only after a stock passes our criteria will we consider it for purchase. We add positions to the portfolio methodically, on a stock-by-stock basis. Additionally, we develop a trading strategy for a new stock, weighing its valuation, trading pattern, and general market conditions. We monitor individual holdings, using a proprietary valuation model and follow the portfolio positions closely, keeping an ongoing dialogue with company management.

Performance

The stock market and small-cap stocks in general encountered major turbulence in the fourth quarter of

2007. The downward pressure ended the six-year record of the Russell 2000® Growth Index3 for posting positive fourth quarter returns. The index ended its run with a negative 2.10% for the fourth quarter. Amid the turmoil, the RS Smaller Company Growth Fund (Class A Shares) finished down 4.87% for the quarter. For the year 2007, the Fund was up 4.64% compared with a gain of 7.05% for the benchmark.

The fourth quarter was one of the more challenging periods in recent history, marked by extraordinary volatility, widespread fear about the strength of the economy and the financial system, and a slight resurgence in inflation. All these effects weighed heavily on small-cap stocks and the Fund’s performance during the quarter. After a strong October supported by a favorable period of quarterly earnings reports, November proved to be a challenging month for the Fund. The effects of high commodity prices and fears about future economic growth caused the consumer to moderate and the market to vote against most stocks in the consumer segment. Our weighting in the broad consumer sector during the quarter was approximately 21%, essentially matching the index weighting. But a number of company-specific problems, combined with a bearish tilt from the market, made consumer our primary source of underperformance. On the plus side, financials and industrials shined in the quarter.

Portfolio Review

Although the Fund performed well during the third quarter through a period of extreme volatility, this did not continue into the fourth quarter. The portfolio’s two largest areas of focus, technology and consumer discretionary stocks, were the two worst performers in the fourth quarter. Stock selection in these two sectors was the primary source of our underperformance for the quarter. On a more encouraging note, the financial services sector reversed course in the fourth quarter and strong stock picking contributed significantly to performance for the period. Producer durables also extended its leadership in the Fund in the fourth quarter and ended 2007 as the best-performing sector for the year due almost entirely to positive stock selection.

In the fourth quarter, our positions in financials contributed significantly to fourth quarter performance. We averaged a

www.RSinvestments.com	19

RS Smaller Company Growth Fund (continued)

slight overweight in the sector. CyberSource (2.25% of assets as of 12/31/07), an online payment-processing company focused on medium-sized e-commerce customers, paced the performance with a 52% advance. During the period, the company closed a transformational acquisition of Authorize.net, a competitor in the small business channel of online e-commerce. After a period of dislocation in the market following the announcement of the transaction, we increased our position significantly in June, and reaped the rewards in the fourth quarter.

We also experienced strong gains in OptionsXpress (0.82%), a leading online options brokerage company, which rose 30% during the fourth quarter. This helped offset soft performance in long-time holdings Online Resources (0.00%), and Portfolio Recovery (0.73%), which suffered pullbacks during the quarter. Online Resources executed poorly during the period and significantly changed its business strategy, prompting us to exit the position. It appears to us that Portfolio Recovery continued to suffer from collector productivity as it ramps up a new collection facility. We are maintaining a position in Portfolio Recover as they work through what we view as growing pains.

The producer durables sector continued its strong performance of the first three quarters, and our stock selection again outpaced the benchmark. Two dominant trends that remain pervasive in this sector are lengthy and sustained cycles in aerospace and commodities. Longtime favorite, BE Aerospace (0.92%) again produced solid returns on strong fundamentals in the commercial aerospace market. Continued robust demand for services and equipment from Team Inc. (0.91%) and new addition Bucyrus (1.09%) gave us renewed confidence that the energy services and coal equipment cycles are prolonged. We continue to selectively look for new ideas in these areas.

Our successes in financials and producer durables were overshadowed by poor stock selection in consumer discretionary, where we were roughly market-weighted. Despite an emphasis on less discretionary portions of the consumer sector and service-oriented companies, our stock selection had a negative impact on returns. Volcom (0.70%) was among the worst-performing consumer stocks for the portfolio during the fourth quarter. Volcom suffered from a softer environment for teen retailing in the all-important back-to-school and holiday seasons. As we look to 2008, we think that Volcom’s international franchise can boost its prospects and that its strong domestic franchise is merely bruised, but not broken. Thus, we remain invested. Also weak in the quarter were Perficient (0.00%), a provider of technology consulting services to small business, and Barrett Business Services (0.00%). Both stocks exhibited cracks in their fundamental business execution. We elected to cut our losses in both stocks and to re-allocate capital to better businesses that we believe have less risk in this volatile market.

One silver lining in consumer discretionary was DeVry (1.75%), a post-secondary education company that posted strong gains in the fourth quarter and added significantly to performance given our large position size. Devry’s cost-cutting initiatives began to have a large impact on operating margins; and the company posted strong third quarter results and a solid outlook, which caused the shares to outperform nicely during the quarter.

The technology sector also detracted from fourth quarter results after a strong first nine months. For the year, our stock picking improved dramatically over 2006, and our picks in 2007 outpaced the benchmark. The challenging fourth quarter negated some of our large outperformance gained during the first three quarters, and several of our long-term favorites gave back some of their gains. J2 Global Communications (1.83%) was our worst technology performer in the fourth quarter. J2 Global’s exposure to the financial services vertical, particularly the mortgage and real estate industry crimped results. We continue to believe in the long-term prospects of this company and seized the opportunity to add to the position.

One standout in the Fund during the period was PROS Holdings (1.19%), which was up sharply. PROS, which makes pricing and revenue optimization software, was a recent initial public offering that has executed well out of the gate and continues to be a top holding in the portfolio.

Outlook

We are encouraged that 2007 was an improvement over 2006 performance relative to the benchmark. We

20	Call 1.800.766.FUND

are, however, not satisfied with the relative underperformance for the year. Looking ahead, we believe that we are entering an environment that will benefit our small-cap growth style and our keen focus on companies with unique business models, strong competitive advantages, and superior management teams; strengths that can help them weather an economic slowdown. Although we expect the economic slowdown to be brief, we are not banking on a big rebound. We have positioned the portfolio for a neutral to slightly positive longer-term bias to gross domestic product, which is more conservative than we have been for many years. We believe that a potentially lower interest rate environment in the future should benefit the fast-growing small companies in our Fund and that the compounding effects of a longer-term investment horizon will help us achieve our goals. As fellow investors in the strategy, we thank you for your continued confidence and support.

Sincerely,

Bill Wolfenden	Scott Tracy
Co-Portfolio Manager	Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

www.RSinvestments.com	21

RS Smaller Company Growth Fund (continued)

Total Net Assets: $251,535,539	Data as of December 31, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Scientific Games Corp.	2.30%
CyberSource Corp.	2.25%
K-V Pharmaceutical Co.	2.24%
Allegiant Travel Co.	1.97%
DG Fastchannel, Inc.	1.97%
Healthways, Inc.	1.83%
j2 Global Communications, Inc.	1.83%
The Spectranetics Corp.	1.80%
DeVry, Inc.	1.75%
AmTrust Financial Services, Inc.	1.71%
Total	19.65%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

22	Call 1.800.766.FUND

Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	08/15/96
without sales charge		4.64%	5.33%	16.75%	8.82%	11.18%
with maximum sales charge		-0.32%	3.63%	15.62%	8.29%	10.70%
Class K Shares†	03/02/07
without sales charge		—	—	—	—	5.25%
Class Y Shares†	05/01/07
without sales charge		—	—	—	—	0.49%
Russell 2000® Growth Index[3]		7.05%	8.11%	16.50%	4.32%	5.63%
					Since Class A shares inception

†	RS Smaller Company Growth Fund Class K and Y shares “since inception” returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Smaller Company Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the commencement of offering Class K shares (03/02/07) and Class Y shares (05/01/07) would have the following values as of December 31, 2007: $10,525 (Class K) and $10,049 (Class Y). While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.51%, Class K 2.01% and Class Y 1.28%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	23

RS Select Growth Fund

Co-Portfolio Managers

Steve Bishop, Jim Callinan,

Melissa Chadwick-Dunn,

Allison Thacker, and Scott Tracy

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Fund Philosophy

The RS Select Growth Fund seeks long-term capital appreciation by typically investing in a portfolio of small- and mid-capitalizations growth-oriented companies. The Fund is actively managed and fundamental research drives stock selection. The Fund seeks to invest in companies with sustainable revenue growth, high margins, strong management and a long-term competitive advantage. Companies in which the Fund invests typically demonstrate “anchor points”, which are long-term operating and financial targets. For the period covered by this report, the Fund typically invested in small-capitalization growth-oriented companies.

Investment Process

The RS Select Growth Fund seeks long-term capital appreciation by typically focusing its holdings on a limited number of small capitalization growth-oriented companies with demonstrated strong business models and financial metrics. We seek growth companies with sustainable revenues, high-margins and strong return on equity. Given our criteria, we typically hold 40-60 stocks in the Fund and seek a multi-year ownership horizon for each stock. We strive to minimize risk by monitoring companies’ progress towards anchor points, valuation and position size.

Performance

The RS Select Growth Fund is managed by a portfolio management team with extensive experience and deep sector expertise. We believe that the team approach enables the investment professionals to focus the Fund’s capital on a concentrated number of stocks (normally 40 to 60 names) that we believe may produce higher returns. To the extent that the Fund is invested in a select number of small- to mid-size, emerging companies that satisfy its growth objectives, the Fund may also be subject to slightly higher volatility. Our five-member growth portfolio team has worked together for more than five years, and each co-portfolio manager has covered his or her sector for even longer. We believe this continuity, experience, and style focus should benefit our shareholders over the long run.

The RS Select Growth Fund (Class A Shares) had a strong 2007, gaining 13.68% compared with the benchmark Russell 2000® Growth Index3, which rose 7.05%. The fourth quarter was weak for stocks, and the Fund was down 4.56% vs. a 2.10% decline for the benchmark. Investors began to worry about an economic slowdown and fled to stocks in more stable areas, such as health care, utilities, materials, and producer durables. Energy was also a strong performer in the fourth quarter due to the continued rise in global oil prices.

During the fourth quarter, the Fund had strong relative performance in materials and processing, energy, transports, and financial services. High global commodity prices continue to drive industrial activity and capital expenditures, which benefited the Fund’s investments in materials and processing, energy, and transports. In financials, we benefited from our underweighting in credit-sensitive companies. Technology and consumer discretionary were weak during the quarter, as investors view both of these sectors as vulnerable to an economic slowdown in 2008. We have reduced our exposure to the U.S. consumer end-markets in both technology and discretionary holdings in the last two months.

Portfolio Review

Financials

In the fourth quarter, our positions in financials contributed significantly to performance. CyberSource (3.21% of assets as of 12/31/07)), an online payment- processing company focused on medium-sized e-commerce customers, was the best performer with a 52% advance. During the period, the company closed a transformational acquisition of Authorize.net (0.00%), a competitor in the small business channel of online e-commerce. After a period of dislocation in the market following the announcement of the transaction in June,

24	Call 1.800.766.FUND

we increased our position significantly, and reaped the rewards in the fourth quarter.

We also experienced strong gains in Investment Technology Group (3.12%), a leading electronic brokerage company, which rose 11% during the fourth quarter and helped offset poor performance in longtime holding Portfolio Recovery (1.09%), which declined 25%. Investment Technology Group benefited from strong trading volumes, particularly in Europe, where market structure changes and market share gains are benefiting the company. It appears to us that Portfolio Recovery continued to suffer from collector productivity as it ramps up a new collection facility. We are maintaining a position in Portfolio Recover as they work through what we view as growing pains.

Producer Durables

The producer durables sector continued its strong performance of the first three quarters, and our stock selection again outpaced the benchmark in the fourth quarter. A dominant trend that remains pervasive in this sector is the lengthy and sustained cycle in aerospace. BE Aerospace (1.95%) and HEICO (3.55%) both contributed gains in the quarter. BE Aerospace continues to execute well given strong orders for aircraft retrofits and a growing pipeline of original equipment manufacturer (OEM) new builds. HEICO continues to benefit from strong after-market part activity, as airlines strive to cut costs. We continue to selectively look for new ideas in this area.

Energy

The energy sector was a strong performer during the fourth quarter. We were overweighted in the sector and had strong stock picks for both the quarter and the year. Atwood Oceanics (3.05%), an owner and operator of deepwater drilling ships, was a good performer during the quarter. An increasing amount of global oil and gas exploration activities are taking place offshore under the oceans, which is driving up the need for deepwater drilling equipment as well as subsea production equipment and services. Our holdings in both Atwood and Dril-Quip (4.02%) are benefiting from this trend.

In the energy/tech sector, JA Solar (1.12%), a China-based maker of solar cells and modules, performed well, as the company benefited from its strategic access to polysilicon, a key ingredient in making photovoltaic cells for solar panels. Although the solar market continues to be heavily subsidized, demand appears to be very strong and supply is very tight, so those companies with access to polysilicon at competitive prices benefited in 2007.

Consumer

The consumer discretionary sector was one of the worst performers during the fourth quarter. Given fears of a U.S. consumer-led recession and the subprime mortgage crisis, the multiples that investors were willing to pay for consumer stocks fell. DeVry (2.15%), a company that owns and manages higher-education schools in the U.S., was a solid contributor. DeVry’s cost-cutting initiatives began to have a large impact on operating margins in 2007, leading to rising earnings and stock appreciation.

Overall consumer retail sales have been weak since early 2007, but this trend has started to have an impact on teen retailers more meaningfully in the second half of the year. We have reduced our exposure to retail and leisure companies going into 2008, as we expect this difficult sales environment to continue leading to lower earnings estimates and multiples. Zumiez (0.00%) and Volcom (1.43%) were both negative contributors during the quarter. We continue to maintain our position in Volcom due to the company’s new international exposure, the brand’s strong position in the domestic market, and what we view as the stocks’ attractive valuation.

Health Care

We were significantly underweight in the health care sector in the fourth quarter, which cost us some relative performance.

Technology

The Fund’s technology sector had a weak fourth quarter. We believe that due to falling data storage costs and rising compliance obligations, corporate America is saving increasing amounts of digital data each year. With the rising quantities of data and increasing complexity of corporate technology infrastructures, companies have started outsourcing some of their

www.RSinvestments.com	25

RS Select Growth Fund (continued)

information technology needs to companies like Equinix (2.03%), one of the Fund’s winners this past year and in the fourth quarter. Equinix offers high-end, Internet data hosting and exchange services. Our investment in Informatica (1.73%) was also a winner. Informatica’s software solutions help companies manage and migrate their legacy data from one system to another.

Two of our negative contributors during the fourth quarter were Digital River (2.69%) and j2 Global Communications (2.86%). Both of these companies experienced multiple contractions in 2007. Digital River provides outsourced e-commerce solutions for the digital delivery of software, such as anti-virus software. The past year had been an investment year for the company due to major new client wins at Microsoft (0.00%), Electronic Arts (0.00%) and Nokia (0.00%), and a large new project it took on for its largest customer, Symantec (0.00%). These new clients and project have been a drag on margins in 2007. j2 Global Communications was hurt by the recent subprime financial crisis. Its solution, which allows fax to e-mail delivery, was heavily used by the mortgage and real estate brokerage business, and due to the major turmoil in those markets, j2 has seen a decline in the use of its service. We believe that the stock now reflects these lower usage levels and that management will use this market slowdown to continue consolidating its market. O2Micro International (3.13%), a longtime holding and a strong performer for the year, corrected significantly in the face of potentially greater seasonal softness in flat-panel TVs and notebook computers. We continue to hold the position.

Outlook

We believe that in a slowing economy investors will continue to look for companies that can organically grow revenues and earnings. As cyclical growth slows, we think that secular growth companies should be able to outperform more economically sensitive companies. We thank you for your long-term investment in the Fund.

Sincerely,

Jim Callinan Co-Portfolio Manager	Steve Bishop Co-Portfolio Manager

[PHOTO]

Melissa Chadwick-Dunn

Melissa Chadwick-Dunn Co-Portfolio Manager

Allison Thacker Co-Portfolio Manager	Scott Tracy Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

26	Call 1.800.766.FUND

Total Net Assets: $129,828,200	Data as of December 31, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Nuance Communications, Inc.	4.05%
Dril-Quip, Inc.	4.02%
HEICO Corp.	3.55%
Allegiant Travel Co.	3.39%
FTI Consulting, Inc.	3.34%
CyberSource Corp.	3.21%
O2Micro International Ltd.	3.13%
Investment Technology Group, Inc.	3.12%
Scientific Games Corp.	3.10%
Atwood Oceanics, Inc.	3.05%
Total	33.96%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

www.RSinvestments.com	27

RS Select Growth Fund (continued)

Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	08/01/96
without sales charge		13.68%	6.53%	14.14%	9.83%	13.17%
with maximum sales charge		8.29%	4.82%	13.03%	9.30%	12.68%
Class C Shares†	11/15/07
without sales charge						-1.30%
with sales charge		—	—	—	—	-2.28%
Class K Shares†	02/12/07
without sales charge		—	—	—	—	10.29%
Russell 2000® Growth Index[3]		7.05%	8.11%	16.50%	4.32%	5.90%
					Since Class A shares inception
Russell 2500® Growth Index[4]		9.69%	10.03%	17.43%	6.62%	8.11%
					Since Class A shares inception

†	RS Select Growth Fund Class C and Class K shares “since inception” return is not annualized and represents cumulative total return.

4

The Russell 2500® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Select Growth Fund and in the Russell 2000® Growth Index and the Russell 2500® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (11/15/07) and Class K shares (02/12/07) would have the following value as of December 31, 2007: $9,772 (Class C) and $11,029 (Class K). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares. For Class C shares, a contingent deferred sales charge of 1.0% was imposed at the end of the period.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.62%, Class C 2.33%, Class K 2.03%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

28	Call 1.800.766.FUND

RS MidCap Opportunities Fund

Co-Portfolio Managers

John Seabern

John Wallace

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Fund Philosophy

The RS MidCap Opportunities Fund seeks to achieve long-term capital growth by investing principally in mid-cap companies. Our flexible, bottom-up approach is based on value recognition and trend analysis. We look for well-managed companies with improving fundamentals that may be positioned for growth. Our formula for long-term success also includes a disciplined approach to managing risk: Losses are minimized quickly, and we constantly look for attractive opportunities.

Investment Process

We seek capital appreciation through the active management of growth-oriented companies (those with market capitalizations between $1.5 billion and up to 120% of the largest stock in the Russell Midcap® Index4). We attempt to identify a catalyst that will drive earnings growth (such as new management, new products, and new markets) through the use of quantitative screens and bottom-up fundamental research. This Fund is designed for investors who aim to capture upside performance of the asset class with less volatility than many growth portfolios.

Performance

The fourth quarter of 2007 stands out as one of the more difficult in several years. Volatility spiked to levels not seen since 2004 and December’s wild price swings had most indexes down 7% to 10% from their October/November highs. Continued uncertainty regarding credit issues, the health of major banks and brokerage firms along with eroding expectations of global economic growth, put a damper on any year-end rally. During the quarter the RS MidCap Opportunities Fund (Class A Shares) declined 1.69%, in line with our primary benchmark, the Russell Midcap® Growth Index3, which was down 1.70%.

Portfolio Review

As difficult as this year has been in many ways, the Fund returned 17.53% vs. the 11.43% return for the benchmark. We were very pleased with the 610 basis points of outperformance. During the year, we saw a shift to growth stocks and continue to focus on companies that are aligned to faster-growing global economies!

Although 2007 was an extremely volatile year and many stocks posted negative annual returns, we are pleased that the majority of the Fund’s outperformance came from good stock selection rather than sector positioning.

The consumer sector was very challenging during the fourth quarter and for the year as a whole. Deteriorating housing market conditions caused mortgage equity withdrawals to disappear, which had a negative impact on overall consumer spending trends. The Fund had significant outperformance in this sector, which came mostly from positive stock selection. During the year, our consumer investments averaged a positive return of 21% compared with a 3% loss for the Russell Midcap Growth Index.

Our big winner was aQuantive Inc. (0.00% of assets as of 12/31/07), which was acquired for an 85% premium by Microsoft (0.00%) during the second quarter. We were originally attracted to aQuantive’s online advertising technologies and interactive ad agency, which we estimated had the potential to gain share in a rapidly growing market. We invested in aQuantive after its direct competitors DoubleClick (0.00%), 24/7 Real Media (0.00%) and Digitas (0.00%) were all acquired for significant premiums, which we felt made aQuantive’s leadership position that much more attractive to other suitors such as Microsoft. A recent addition to the Fund that performed well during the fourth quarter is Fossil (1.43%), which designs and distributes fashion watches, leather accessories, and sunglasses through department stores and its own Fossil-branded retail stores.

A consumer-oriented investment that hurt the Fund in the fourth quarter and for the year was our investment in Nutrisystem (0.00%). We originally bought Nutrisystem because we thought its Nourish weight-loss program could sustain profitability and high growth rates as the company expanded internationally, and rolled out new

www.RSinvestments.com	29

RS MidCap Opportunities Fund (continued)

programs to men and seniors, and focused on reactivating old customers. The company missed expectations resulting from lower-than-expected new-member additions and higher than expected new member acquisition costs. We decided to sell our position due to the negative change in fundamentals and our fear that these issues may not be temporary. The Fund is currently slightly underweighted in the consumer sector.

The Fund continued to benefit from our overweight position in health care and strong stock selection in the sector. Our strategy over the course of the year was to invest in health care companies with open-ended growth opportunities, limited competitive pressures, and minimal reimbursement risk exposure. Express Scripts (1.37%), which offers a full spectrum of pharmacy benefit management services to health plans, employers, and the government, was the Fund’s best-performing position. We invested in Express Scripts because we liked the company’s strategy to grow profitability per claim (an important industry metric) over the next two to three years by increasing its utilization of generic drugs combined with the prospects for increased contribution from specialty pharmaceutical products and an increase in mail-order penetration. The company saw 2007 earnings rise approximately 40%.

A health care investment that hasn’t performed well for the Fund is Kinetic Concepts (1.08%). Although we believe we have not seen any fundamental weakness to date, the company recently filed a patent infringement case against a small private company founded by former employees of Kinetic Concepts, which has caused some investors to question the strength of the company’s patent portfolio. We recently reduced our position in Kinetic Concepts.

The technology sector proved challenging during the fourth quarter and for the entire year as it underperformed the overall benchmark returns in both periods. The Fund suffered from its overweighting in this sector as well as from having mixed stock selection. We were fortunate enough to have several investments in the solar power space that were strong performers. Our biggest winner was our investment in SunPower (0.89%), a leading manufacturer of solar panel modules. We were attracted to SunPower because we felt it had dominant solar cell efficiency, defendable intellectual property, and low-cost producer status. The company has been developing a strategy to become vertically integrated in all aspects of the business, from manufacturing to installation to service and support. We think this strategy will enable SunPower to further reduce costs and facilitate future market share gains vs. competitors that chose to be just merchant suppliers.

A tech stock that performed poorly during the fourth quarter was our investment in VeriFone Holdings (2.34%), the leading point-of-sale (POS) systems provider in the United States, which recently acquired its largest international competitor, Lipman. We invested in VeriFone because we thought the POS systems business was seeing strong demand trends in both the United States and even more so in international markets, where Lipman had a strong presence. Additionally, we expected the combined company to have a much improved product offering, which would allow it to gain share in the faster-growing wireless POS terminal market. On December 3, 2007, the company preannounced positive results for the fourth quarter but simultaneously announced a restatement of prior period results due to an accounting issue at one of the Lipman facilities. While the stock declined sharply on the news we bought on weakness. We continued to follow the stock closely during the fourth quarter in anticipation that fundamentals would recover but due to the amount of uncertainty this restatement process created, we reduced our position at the beginning of the year.

The energy sector was the best performing sector of the index during the fourth quarter, making the Fund’s underweight a drag on relative returns. We took profits on a number of investments during the year as they approached our internal price targets. Although Commodity prices continued to climb in the second half of the year, we continue to feel it’s prudent to have our targets based on normalized or midcycle earnings power and not peak potential.

Outlook

Entering 2008, there is rampant pessimism about the future of the U.S. economy. Fourth quarter economic growth is certain to be down vs. a stronger-than- expected third quarter, and many investors are

30	Call 1.800.766.FUND

convinced that we are just about to enter, or are already in, a recession.

A rule-of-thumb definition of a recession is two consecutive quarters of negative real gross domestic product (GDP) growth, but the “official” definition of a recession as set by the National Bureau of Economic Research is a simultaneous decline in five areas:

1. Real GDP

2. Real income

3. Employment

4. Industrial production

5. Manufacturing and trade sales

We may get those declines in 2008 or 2009, but it hasn’t happened yet. In our view the current weak data is consistent with the temporary soft spot we’ve been expecting for the past two years.

We think the slowdown we’ve seen is based more on sentiment than reality. It’s a self-fulfilling prophecy based on daily headlines of fear from the media, politicians, and Wall Street.

The important keys to a continued expansion are:

•	The consumer, employment, and labor growth

•	Investment and business capital spending

•	Inflation, interest rates, monetary policy, and credit conditions

•	Fiscal policy, taxes, spending, and deficits

Any significant deterioration to the above conditions would prompt us to consider a more cautious approach to U.S. equities.

We remain focused on our bottom-up process and continue to seek companies that can grow earnings above market trends in a slowing environment.

As fellow shareholders we remain focused and committed to our investment goal: long-term growth of capital. We appreciate your continued confidence and support.

Sincerely,

John Wallace Co-Portfolio Manager	John Seabern Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

www.RSinvestments.com	31

RS MidCap Opportunities Fund (continued)

Total Net Assets: $293,137,535	Data as of December 31, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
AerCap Holdings N.V.	2.42%
Brocade Communications Systems, Inc.	2.38%
VeriFone Holdings, Inc.	2.34%
FTI Consulting, Inc.	2.31%
Hologic, Inc.	2.11%
Synchronoss Technologies, Inc.	2.06%
Nasdaq Stock Market, Inc.	1.94%
Clearwire Corp.	1.89%
Noble Corp.	1.83%
Western Digital Corp.	1.75%
Total	21.03%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

32	Call 1.800.766.FUND

Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	07/12/95
without sales charge		17.53%	12.10%	18.64%	9.28%	12.08%
with maximum sales charge		11.92%	10.29%	17.50%	8.76%	11.64%
Class C Shares†	05/21/07
without sales charge						2.43%
with sales charge		—	—	—	—	1.56%
Class K Shares	12/04/06
without sales charge		16.97%	—	—	—	12.13%
Class Y Shares†	05/01/07
without sales charge		—	—	—	—	8.12%
Russell Midcap® Growth Index[3]		11.43%	11.39%	17.90%	7.59%	9.78%
					Since Class Ashares inception

†	RS MidCap Opportunities Fund Class C and Y shares “since inception” returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS MidCap Opportunities Fund and in the Russell Midcap® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (05/21/07), Class K shares (12/04/06), and Class Y shares (05/01/07) would have the following values as of December 31, 2007: $10,156 (Class C), $11,308 (Class K), and $10,812 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares. For Class C shares, a contingent deferred sales charge of 1.0% was imposed at the end of the period.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.33%, Class C 2.12%, Class K 1.82%, and Class Y 1.09%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	33

RS Growth Fund

Co-Portfolio Managers

John Seabern

John Wallace

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Fund Philosophy

The RS Growth Fund seeks long-term capital growth by investing principally in growth companies. We seek to identify business sectors poised to benefit from major changes in the marketplace and societal trends. Within these sectors, we conduct bottom-up research, looking for well-managed and larger, more established companies with strong growth rates and reasonable stock valuations.

Investment Process

We seek longer-term capital appreciation through the active management of growth-oriented companies. We typically focus on companies with market capitalizations greater than that of the largest company included in the Russell 2000® Index4 on the last day of the most recent quarter. Both bottom-up fundamental research and quantitative screens drive our investment process. We attempt to identify a catalyst that will drive earnings growth (such as new management, new products, and new markets). Occasionally, a contrary opinion is an important ingredient to success as is the recognition of value, including the recognition of undervaluation and overvaluation.

Performance

The fourth quarter of 2007 stands out as one of the more difficult in several years. Volatility spiked to levels not seen since 2004, and December’s wild price swings had most indexes down 7% to 10% from their October/November highs. Continued uncertainty regarding credit issues and, the health of major banks and brokerage firms, along with eroding expectations of global economic growth, put a damper on any year-end rally. During the quarter, the RS Growth Fund (Class A Shares) declined 1.61%, underperforming its primary benchmark, the Russell 1000® Growth Index1, which declined 0.77%.

As difficult as this year has been in many ways, the Fund gained 13.10%, outpacing the benchmark’s 11.81% gain. During the year, we saw a shift to growth stocks and continue to focus on companies that are aligned to faster-growing global economies.

Portfolio Review

The consumer sector was very challenging during the fourth quarter and for the year as a whole. Deteriorating housing market conditions caused mortgage equity withdrawals to disappear, which had a negative impact on overall consumer spending trends. The Fund had decent outperformance in this sector, largely due to positive stock selection.

Though it declined some in the fourth quarter, Las Vegas Sands (0.00% of assets as of 12/31/07) was our biggest winner in the consumer sector in 2007. Las Vegas Sands (LVS) owns and operates the Venetian Casino and the Sands Expo Center in Las Vegas. It also owns the Sands Casino in Macau, and is in the process of developing multiple new properties in Las Vegas, Macau, and other parts of Asia. We bought the stock in July, when investors feared that the Venetian Macau grand opening wouldn’t meet analysts’ expectations and drove the stock price down to levels that we felt gave us a very attractive risk/reward profile. We sold our position in November when the stocks valuation hit our targets.

A consumer stock that was a drag on the Fund’s performance for the year and in the fourth quarter was Giant Interactive (0.00%), a more recent purchase. Giant Interactive is a leading developer of multiplayer online games (MMO) in China. Its game ZT Online was the most popular MMO game in 2006 and 2007. We invested in the company because we thought it had an opportunity to leverage the popularity of ZT Online and gain more share in the Chinese MMO market, continue to expand its extensive nationwide distribution network, and launch new games as well as expand the revenue opportunity of ZT Online with expansion packs and upgrades. Unfortunately, the stock declined after the company announced third quarter financial results that included an unexpected decline in average concurrent and peak users, which we view as an important operating metric for companies in this industry. The drop in

34	Call 1.800.766.FUND

average users was due to a rule change in the game that affected how players pay for items, which we think is a sign that revenue opportunity for expansion packs and upgrades may not materialize. We decided to cut our losses on this investment due to our stop loss rule and the fact that our thesis for owning the stock had changed materially.

The Fund benefited from solid stock selection in health care. Our strategy over the course of the year was to invest in health care companies with open-ended growth opportunities, limited competitive pressures, and minimal reimbursement risk exposure. Express Scripts (1.37%), which offers a full spectrum of pharmacy benefit management services to health plans, employers, and the government, was among the Fund’s best performers. We invested in Express Scripts because we liked the company’s strategy to grow profitability per claim (an important industry metric) over the next two to three years by increasing its utilization of generic drugs combined with the prospects for increased contribution from specialty pharmaceutical products and an increase in mail-order penetration. The company saw 2007 earnings rise approximately 40%.

A health care investment that hurt performance in the fourth quarter was our investment in Amylin Pharmaceuticals (0.00%). We purchased Amylin in early 2007 after our research showed that the company’s core product, BYETTA, a drug for type 2 diabetes, was seeing strong adoption by new prescribing doctors. In addition, we were expecting the company to report results from a widely anticipated phase III study for exenatide LAR, which is a once-per-week injection of BYETTA vs. the current twice-per-day formulation. Our thesis was that if the data from the LAR study was strong, it could exponentially expand the market opportunity for Amylin’s BYETTA franchise and become a multibillion dollar drug. Amylin announced the LAR study results in October, and though we were correct on the superiority of the data, the company’s expected launch of the drug was pushed out six to nine months. We decided to cut our losses in Amylin and sold our position.

The technology sector proved challenging during the fourth quarter and the Fund suffered from having mixed stock selection. We have been positioning the Fund’s technology investments in companies with open-ended growth opportunities, limited competitive pressures, and significant operating leverage potential. Research in Motion (0.00%) was a solid performer for us during the year. The company designs and manufactures wireless handsets that provide access to e-mail, phone, and Internet-based applications. Its popular Blackberry wireless e-mail service built a dominant franchise in its core enterprise market that the company is just beginning to leverage in the consumer market. Different from Apple’s (1.98%) strategy with the iPhone, we believe Research in Motion appears to be taking a highly customized, carrier-friendly approach to the consumer market. We chose to take profits, and exited the stock in the fourth quarter.

A technology stock that performed poorly was our investment in Riverbed Technology (0.00%), a leader in wide-area-networking (WAN) optimization appliances that address WAN performance and bandwidth limitations. We invested in Riverbed after the stock declined sharply in reaction to the company’s third quarter earnings report, which gave us an entry price with a good risk/reward profile in our opinion. We believe that enterprises are interested in spending on technology products that offer a rapid return on investment and productivity improvements while protecting past infrastructure investments, which is exactly what WAN optimization devices do. We recently learned that Cisco Systems (1.63%) has launched a WAN module for its ISR router, which not only competes head to head with Riverbed, but is priced significantly lower than Riverbed’s products. We decided to cut our losses and sold this position.

Outlook

Entering 2008 there is rampant pessimism about the future of the U.S. economy. Fourth quarter economic growth is certain to be down vs. a stronger-than-expected third quarter and many investors are convinced that we are just about to enter, or are already in, a recession.

A rule-of-thumb definition of a recession is two consecutive quarters of negative real gross domestic product (GDP) growth, but the “official” definition of a recession

www.RSinvestments.com	35

RS Growth Fund (continued)

as set by the National Bureau of Economic Research is (NBER) is a simultaneous decline in five areas:

1. Real GDP

2. Real Income

3. Employment

4. Industrial Production

5. Manufacturing and Trade Sales

We may get those declines in 2008 or 2009, but it hasn’t happened yet. In our view the current weak data is consistent with the temporary soft spot we’ve been expecting for the past two years.

We think the slowdown we’ve seen is based more on sentiment than reality. It’s a self-fulfilling prophecy based on daily headlines of fear from the media, politicians, and Wall Street. The important keys to a continued expansion are:

•	The consumer, employment, and labor growth

•	Investment and business capital spending

•	Inflation, interest rates, monetary policy, and credit conditions

•	Fiscal policy, taxes, spending, and deficits

Any significant deterioration to the above conditions would prompt us to consider a more cautious approach to U.S. equities.

We remain focused on our bottom-up process and continue to seek companies that can grow earnings above market trend in a slowing environment. As fellow shareholders, we remain focused and committed to our investment goal: long-term growth of capital. We appreciate your continued confidence and support.

Sincerely,

John Wallace Co-Portfolio Manager	John Seabern Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

36	Call 1.800.766.FUND

Total Net Assets: $199,713,466	Data as of December 31, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Foster Wheeler Ltd.	2.33%
Hologic, Inc.	2.06%
Seagate Technology	2.04%
Apple, Inc.	1.98%
Microsoft Corp.	1.87%
Barr Pharmaceuticals, Inc.	1.86%
Clearwire Corp.	1.79%
Harris Corp.	1.73%
Western Digital Corp.	1.66%
KBR, Inc.	1.65%
Total	18.97%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 1000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

www.RSinvestments.com	37

RS Growth Fund (continued)

Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	05/12/92
without sales charge		13.10%	11.73%	17.63%	6.57%	11.85%
with maximum sales charge		7.73%	9.94%	16.49%	6.05%	11.51%
Class C Shares†	06/29/07
without sales charge		—	—	—	—	3.14%
with sales charge		—	—	—	—	2.28%
Class K Shares	11/27/06
without sales charge		12.63%	—	—	—	12.24%
Class Y Shares†	05/01/07
without sales charge		—	—	—	—	9.32%
Russell 1000® Growth Index[3]		11.81%	8.68%	12.11%	3.83%	8.71%
					Since Class A shares inception

†	RS Growth Fund Class C and Y shares “since inception” returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Growth Fund and in the Russell 1000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (6/29/07), Class K shares (11/27/06), and Class Y shares (05/01/07) would have the following values as of December 31, 2007: $10,228 (Class C), $11,345 (Class K), and $10,932 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares. For Class C shares, a contingent deferred sales charge of 1.0% was imposed at the end of the period.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.33%, Class C 2.08%, Class K 1.78% and Class Y 1.05%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

38	Call 1.800.766.FUND

RS Technology Fund (formerly The Information Age Fund®)

Co-Portfolio Managers

Steve Bishop

Allison Thacker

Investment Style

Technology Sector

Fund Philosophy

RS Technology Fund seeks to achieve long term capital appreciation by aggressively investing in companies principally within the information technology sector. The Fund is designed for investors who believe that aggressive investment in these companies provides significant opportunity for capital appreciation.

Investment Process

RS Technology Fund seeks long-term capital appreciation from growth-oriented technology companies. We will own companies of any size market capitalization in technology but tend to focus on small- to mid-capitalization companies because we believe they tend to have the best growth characteristics. We use fundamental, bottom-up research combined with quantitative screens to drive our investment process. We are looking for significant long-term revenue growth from new emerging technology products or markets.

We will occasionally invest in “out-of-favor” companies that have had what we view as temporary missteps, with the belief that they will return to fast growth over the intermediate to longer term.

Performance

The RS Technology Fund (Class A Shares), formerly The Information Age® Fund, lagged the S&P GSTI™ Composite Index3 during the fourth quarter, returning -1.31% vs. -0.60%. For the year, however, the RS Technology Fund delivered strong performance, with the Fund up 22.25% vs. the benchmark, which was up 16.27%. Good stock selection in the computer systems and software as well as semiconductor and communications technology led to the outperformance. Also, consistent with our strategy, we had solid and balanced performance from both our larger-cap stocks and many of our small-cap stocks that tend to focus on specific emerging technology trends.

Portfolio Review

In the hardware and semiconductor sector, we had strong performance from O2Micro International (6.28% of assets as of 12/31/07), a maker of analog and mixed-signal semiconductors that help manage the power for notebook computers, LCD monitors, and TVs. The company’s fundamentals were strong all year, as revenues grew more than 30% and profits grew substantially faster.

Another solid performer was Research in Motion (3.25%), a maker of handheld wireless devices used for voice and data communications. Research in Motion grew revenues and profits approximately 100% year over year on the heels of a new product cycle (Curve and Pearl) and increased penetration with wireless carriers worldwide.

Apple (3.17%) was also a strong performer in 2007 as the company continued to beat revenue and earnings-per-share (EPS) expectations. The launch of the iPhone, refreshes to the iPod and iMac (new Leopard OS software) product line-up were the major drivers to revenue. Profits were strong as well as the company leveraged its strong position and buying power to lower key component costs.

Sigma Designs (0.00%) also performed well as it saw strong demand for its IPTV media processor chips and the first shipments of Blue-ray/HD DVD chips. Many telecom carriers are now offering or plan to offer video services as well as data and voice services, especially in Europe and parts of Asia. To do so they must upgrade their networks and provide set-top boxes with new IPTV media processor chips inside.

Conversely, we had negative performance from Rackable Systems (0.00%), a maker of server and storage products for corporate or Internet data centers. Rackable Systems experienced significant pricing pressure from its largest customers due to increased competition from larger vendors such as Dell (0.00%) and Hewlett-Packard (0.00%). This pricing pressure led to lower gross margins and a significant downward EPS revision for 2007. We sold the stock back in the spring.

Marvell Technology (3.01%) was also a poor performer for the year, due in part to continuing margin difficulties

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RS Technology Fund (formerly The Information Age Fund®) (continued)

with its newly acquired smart phone processor business as well as the maturation of its larger storage business. Longer term, we believe that Marvell will fix its margin issues as well as see growth in wireless local-area networks (WLAN), printers, optical storage, and cellular handsets. Riverbed Technology (1.63%), a maker of networking equipment that increases the performance of software applications to remote offices or workers, was also an underperformer. Although the stock corrected significantly in the fourth quarter based on slower than expected revenue growth and fears of increasing competition, we remain holders because we think the market is potentially large.

Software was one of the strongest sectors for the Fund in 2007. One major area of investment for the Fund has been into on-demand or software as a service companies. We like these companies’ recurring revenues (their clients pay them monthly compared with traditional license software sales, where the revenues are recognized all at the point of sale). Additionally, we believe the model of a software company has one version of its software, which all clients use and can access over the Web, allows it to focus all its research and development staff on adding features and functionality to the main core version, leading to faster innovation. Several of the Funds positive performers this year have on-demand models, such as DemandTec (1.01%) (pricing optimization software for retailers), Concur (2.02%) (corporate travel and expense management software), and Salesforce.com (1.82%) (customer relationship management). We also had strong performance from PROS Holdings (2.09%), a software provider that focuses on pricing optimization for the travel and manufacturing sectors.

Two of our negative contributors during the fourth quarter and 2007 were Digital River (2.07%) and j2 Global Communications (1.15%). Both of these companies were hit by multiple contractions in 2007. Digital River provides outsourced e-commerce solutions for the digital delivery of software, such as anti-virus software. The past year had been an investment year for Digital River due to major new client wins at Microsoft (2.46%), Electronic Arts (0.00%) and Nokia (0.00%), and a large new project it took on for its largest customer, Symantec

(0.00%). These new clients and project have been a drag on margins in 2007. j2 Global Communications was hurt by the recent subprime financial crisis. Their solution, which allows fax to e-mail delivery was heavily used by the mortgage and real estate brokerage business and due to the major turmoil in those markets, j2 has seen a decline in the use of its service. We believe that the stock now reflects these lower usage levels and that management will use this market slowdown to continue consolidating its market.

Our investment in Nintendo (4.06%) was a good performer for the Fund in the fourth quarter and for the year. The company’s Wii gaming console became one of the “must-have” gifts of the holiday season and we believe this momentum will continue. Our investment into THQ (1.37%), a third-party publisher of games for the Wii console, as well as the Xbox and the PS3, advanced in the fourth quarter but was a poor performer on the year. The company specializes in making more mass market games and at this earlier stage in the console adoption cycle, we think that the core gamers are the dominant market force and prefer more adult games compared with THQ’s family-friendly line-up. In the games sector, The9 (0.00%) was another detractor for the Fund. The company operates the hit massively-multiplayer game World of Warcraft in the China market. Despite the success of World of Warcraft, The9 has struggled to diversify away from sole dependence on the one title. So far, the company has not found another hit game. We have sold our position in the company.

Outlook

Although we are cautious regarding the overall economy and its impact on consumer and technology spending, we continue to see relatively positive fundamentals in the overall technology sector. Lean inventories, new product cycles, and a few emerging trends in the semiconductor and hardware sector should also provide a solid backdrop for technology stocks. Software is a more defensive technology sector, where we will continue to consider investing. The Internet sector was a strong contributor in 2007, and we believe that consolidation will continue to drive stock prices within this segment.

40	Call 1.800.766.FUND

We thank you for your investment in the RS Technology Fund (formerly The Information Age Fund®) and confidence in RS Investments.

Sincerely,

Steve Bishop Co-Portfolio Manager	Allison Thacker Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

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RS Technology Fund (formerly The Information Age Fund®) (continued)

Total Net Assets: $163,144,855	Data as of December 31, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
O2Micro International Ltd.	6.28%
Google, Inc.	5.51%
Nintendo Co. Ltd.	4.06%
Research In Motion Ltd.	3.25%
Apple, Inc.	3.17%
Marvell Technology Group Ltd.	3.01%
Microsoft Corp.	2.46%
Yingli Green Energy Holding Co. Ltd.	2.27%
ValueClick, Inc.	2.23%
Atheros Communications	2.11%
Total	34.35%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3	The S&P GSTI™ Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	11/15/95
without sales charge		22.25%	10.52%	23.42%	9.99%	10.17%
with maximum sales charge		16.46%	8.74%	22.22%	9.45%	9.73%
Class C Shares†	05/02/07
without sales charge						13.90%
with sales charge		—	—	—	—	12.90%
Class K Shares†	01/19/07
without sales charge		—	—	—	—	23.93%
Class Y Shares†	05/01/07
without sales charge		—	—	—	—	15.86%
S&P GSTITM Composite Index[3]		16.27%	8.56%	15.06%	5.41%	8.55%
						Since Class A shares inception
S&P 500® Index[4]		5.49%	8.62%	12.83%	5.91%	9.56%
						Since Class A shares inception

†	The RS Technology Fund Class C, K, and Y shares “since inception” returns are not annualized and represent cumulative total returns.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Technology Fund and in the S&P GSTI™ Technology Composite Index and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (05/02/07), Class K shares (01/19/07), and Class Y shares (05/01/07) would have the following values as of December 31, 2007: $11,290 (Class C), $12,393 (Class K), and $11,586 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares. For Class C shares, a contingent deferred sales charge of 1.0% was imposed at the end of the period.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.61%, Class C 2.34%, Class K 2.04%, and Class Y 1.31%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	43

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

			Beginning Account Value 07/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/1/07-12/31/07	Expense Ratio During Period* 07/1/07-12/31/07
Based on Actual Return
RS Emerging Growth Fund	Class A		$1,000.00	$1,011.20	$7.08	1.40%
	Class C	(a)	$1,000.00	$1,001.20	$6.64	2.09%
	Class K		$1,000.00	$1,006.50	$12.55	2.48%
	Class Y		$1,000.00	$1,012.90	$5.35	1.05%
RS Smaller Company Growth Fund	Class A		$1,000.00	$958.70	$7.48	1.52%
	Class K		$1,000.00	$957.30	$9.46	1.92%
	Class Y		$1,000.00	$960.40	$6.15	1.24%
RS Select Growth Fund	Class A		$1,000.00	$1,027.00	$6.95	1.36%
	Class C	(b)	$1,000.00	$987.00	$2.68	2.14%
	Class K		$1,000.00	$1,024.00	$10.01	1.96%
RS MidCap Opportunities Fund	Class A		$1,000.00	$1,028.70	$7.06	1.38%
	Class C		$1,000.00	$1,022.40	$16.01	3.14%
	Class K		$1,000.00	$1,025.60	$10.87	2.13%
	Class Y		$1,000.00	$1,031.10	$5.15	1.01%
RS Growth Fund	Class A		$1,000.00	$1,036.50	$6.32	1.23%
	Class C		$1,000.00	$1,031.40	$11.04	2.16%
	Class K		$1,000.00	$1,033.50	$9.79	1.91%
	Class Y		$1,000.00	$1,037.50	$4.96	0.97%
RS Technology Fund	Class A		$1,000.00	$1,074.90	$7.53	1.44%
	Class C		$1,000.00	$1,068.20	$16.07	3.08%
	Class K		$1,000.00	$1,071.00	$13.44	2.57%
	Class Y		$1,000.00	$1,076.50	$5.97	1.14%

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			Beginning Account Value 07/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/1/07-12/31/07	Expense Ratio During Period* 07/1/07-12/31/07
Based on Hypothetical Return (5% Return Before Expenses)
RS Emerging Growth Fund	Class A		$1,000.00	$1,018.16	$7.11	1.40%
	Class C	(a)	$1,000.00	$1,009.26	$6.67	2.09%
	Class K		$1,000.00	$1,012.69	$12.59	2.48%
	Class Y		$1,000.00	$1,019.89	$5.36	1.05%
RS Smaller Company Growth Fund	Class A		$1,000.00	$1,017.57	$7.71	1.52%
	Class K		$1,000.00	$1,015.53	$9.75	1.92%
	Class Y		$1,000.00	$1,018.93	$6.33	1.24%
RS Select Growth Fund	Class A		$1,000.00	$1,018.34	$6.92	1.36%
	Class C	(b)	$1,000.00	$1,003.61	$2.70	2.14%
	Class K		$1,000.00	$1,015.31	$9.97	1.96%
RS MidCap Opportunities Fund	Class A		$1,000.00	$1,018.25	$7.02	1.38%
	Class C		$1,000.00	$1,009.37	$15.91	3.14%
	Class K		$1,000.00	$1,014.47	$10.81	2.13%
	Class Y		$1,000.00	$1,020.13	$5.12	1.01%
RS Growth Fund	Class A		$1,000.00	$1,019.00	$6.26	1.23%
	Class C		$1,000.00	$1,014.33	$10.95	2.16%
	Class K		$1,000.00	$1,015.60	$9.68	1.91%
	Class Y		$1,000.00	$1,020.34	$4.92	0.97%
RS Technology Fund	Class A		$1,000.00	$1,017.95	$7.32	1.44%
	Class C		$1,000.00	$1,009.66	$15.62	3.08%
	Class K		$1,000.00	$1,012.23	$13.06	2.57%
	Class Y		$1,000.00	$1,019.46	$5.80	1.14%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(a)

Commencement of operations was 9/6/07. Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 116/365 (to reflect the period).

(b)

Commencement of operations was 11/15/07. Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 46/365 (to reflect the period).

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46	Call 1.800.766.FUND

Financial Information

Year Ended December 31, 2007

Schedule of Investments – RS Emerging Growth Fund

December 31, 2007	Shares	Value

Common Stocks – 91.4%
Advertising Agencies – 1.0%
ValueClick, Inc.(1)	263,960	$5,780,724

		5,780,724
Aerospace – 4.9%
Aerovironment, Inc.(1)	253,620	6,137,604
HEICO Corp.	180,230	9,818,931
Ladish Co., Inc.(1)	105,622	4,561,814
Orbital Sciences Corp.(1)	314,410	7,709,333

		28,227,682
Air Transport – 1.9%
Allegiant Travel Co.(1)	332,570	10,688,800

		10,688,800
Building Materials – 0.8%
Zoltek Companies, Inc.(1)	112,310	4,814,730

		4,814,730
Casinos & Gambling – 2.3%
Pinnacle Entertainment, Inc.(1)	221,520	5,219,011
Scientific Games Corp., Class A(1)	235,870	7,842,678

		13,061,689
Chemicals – 0.5%
EnerSys(1)	118,710	2,963,002

		2,963,002
Communications Technology – 6.3%
Aruba Networks, Inc.(1)	262,720	3,917,155
Atheros Communications(1)	194,900	5,952,246
Cbeyond, Inc.(1)	218,160	8,506,058
Ceragon Networks Ltd.(1)	274,850	2,718,267
Foundry Networks, Inc.(1)	316,690	5,548,409
j2 Global Communications, Inc.(1)	455,660	9,646,322

		36,288,457
Computer Services, Software & Systems – 10.0%
3PAR, Inc.(1)	264,497	3,385,562
Concur Technologies, Inc.(1)	119,393	4,323,221
DemandTec, Inc.(1)	298,770	5,763,273
Digital River, Inc.(1)	227,030	7,507,882
Equinix, Inc.(1)	70,650	7,140,595
Informatica Corp.(1)	335,720	6,049,674
Nuance Communications, Inc.(1)	561,750	10,493,490
PROS Holdings, Inc.(1)	320,720	6,292,526
The TriZetto Group, Inc.(1)	384,180	6,673,207

		57,629,430
Consumer Electronics – 1.0%
THQ, Inc.(1)	205,210	5,784,870

		5,784,870
Cosmetics – 1.2%
Bare Escentuals, Inc.(1)	282,840	6,858,870

		6,858,870
Drugs & Pharmaceuticals – 2.4%
K-V Pharmaceutical Co., Class A(1)	366,790	10,468,187
Sciele Pharma, Inc.(1)	175,240	3,583,658

		14,051,845
Education Services – 2.8%
American Public Education, Inc.(1)	134,047	5,600,484
DeVry, Inc.	197,650	10,269,894

		15,870,378

December 31, 2007	Shares	Value

Electronics - Medical Systems – 1.6%
Illumina, Inc.(1)	156,280	$9,261,153

		9,261,153
Electronics - Semiconductors & Components – 7.6%
Entropic Communications, Inc.(1)	605,001	4,404,407
IPG Photonics Corp.(1)	244,134	4,880,239
Mellanox Technologies Ltd.(1)	216,244	3,939,966
Netlogic Microsystems, Inc.(1)	140,660	4,529,252
O2Micro International Ltd., ADR(1)(2)	1,013,350	11,694,059
PLX Technology, Inc.(1)	587,480	5,463,564
Silicon Motion Technology Corp., ADR(1)(2)	245,050	4,356,989
SiRF Technology Holdings, Inc.(1)	179,510	4,511,086

		43,779,562
Energy Equipment – 1.0%
JA Solar Holdings Co. Ltd., ADR(1)(2)	78,480	5,478,689

		5,478,689
Financial - Miscellaneous – 1.4%
Cardtronics, Inc.(1)	367,809	3,718,549
Portfolio Recovery Associates, Inc.	104,350	4,139,565

		7,858,114
Financial Data Processing Services & Systems – 1.9%
CyberSource Corp.(1)	604,742	10,746,265

		10,746,265
Financial Information Services – 2.1%
FactSet Research Systems, Inc.	93,630	5,215,191
TheStreet.com, Inc.	434,419	6,915,950

		12,131,141
Health Care Facilities – 1.5%
ICON PLC, ADR(1)(2)	74,605	4,615,065
Psychiatric Solutions, Inc.(1)	131,390	4,270,175

		8,885,240
Health Care Management Services – 3.3%
Allscripts Healthcare Solutions, Inc.(1)	320,540	6,224,887
HMS Holdings Corp.(1)	151,760	5,039,950
MedAssets, Inc.(1)	18,926	453,088
Phase Forward, Inc.(1)	322,074	7,005,109

		18,723,034
Health Care Services – 1.9%
Healthways, Inc.(1)	189,770	11,090,159

		11,090,159
Hotel/Motel – 1.5%
Home Inns & Hotels Management, Inc., ADR(1)(2)	243,180	8,666,935

		8,666,935
Investment Management Companies – 1.5%
Affiliated Managers Group, Inc.(1)	74,050	8,697,913

		8,697,913
Leisure Time – 0.9%
Life Time Fitness, Inc.(1)	103,550	5,144,364

		5,144,364
Machinery - Oil/Well Equipment & Services – 3.4%
Core Laboratories N.V.(1)	88,719	11,065,034
Dril-Quip, Inc.(1)	155,230	8,640,102

		19,705,136

The accompanying notes are an integral part of these financial statements.

48	Call 1.800.766.FUND

December 31, 2007	Shares	Value

Machinery - Specialty – 1.1%
Bucyrus International, Inc., Class A	61,950	$6,157,211

		6,157,211
Medical & Dental Instruments & Supplies – 5.9%
Cepheid, Inc.(1)	117,500	3,096,125
LifeCell Corp.(1)	92,640	3,993,710
Micrus Endovascular Corp.(1)	342,850	6,747,288
NuVasive, Inc.(1)	220,270	8,705,070
The Spectranetics Corp.(1)	386,699	5,928,096
Volcano Corp.(1)	428,500	5,360,535

		33,830,824
Medical Services – 0.1%
Genoptix, Inc.(1)	14,750	452,825

		452,825
Metal Fabricating – 1.8%
Dynamic Materials Corp.	93,740	5,521,286
Haynes International, Inc.(1)	53,644	3,728,258
Valmont Industries, Inc.	9,200	819,904

		10,069,448
Miscellaneous Producer Durables – 0.9%
BE Aerospace, Inc.(1)	99,650	5,271,485

		5,271,485
Oil - Crude Producers – 1.1%
Arena Resources, Inc.(1)	145,740	6,078,815

		6,078,815
Pollution Control & Environmental Services – 1.5%
Darling International, Inc.(1)	264,410	3,056,580
Team, Inc.(1)	150,806	5,516,483

		8,573,063
Restaurants – 0.9%
BJ’s Restaurants, Inc.(1)	326,660	5,311,492

		5,311,492
Retail – 4.0%
GSI Commerce, Inc.(1)	270,201	5,268,919
Priceline.com, Inc.(1)	49,400	5,674,084
Shutterfly, Inc.(1)	231,680	5,935,642
Volcom, Inc.(1)	268,277	5,910,142

		22,788,787
Securities Brokerage & Services – 2.6%
Investment Technology Group, Inc.(1)	154,930	7,373,119
MarketAxess Holdings, Inc.(1)	221,430	2,840,947
optionsXpress Holdings, Inc.	136,370	4,612,033

		14,826,099
Services - Commercial – 1.1%
FTI Consulting, Inc.(1)	104,650	6,450,626

		6,450,626
Shipping – 0.6%
DryShips, Inc.	46,500	3,599,100

		3,599,100
Shoes – 1.8%
Deckers Outdoor Corp.(1)	36,780	5,703,107
Iconix Brand Group, Inc.(1)	236,150	4,642,709

		10,345,816

December 31, 2007	Shares	Value

Steel – 0.5%
Schnitzer Steel Industries, Inc., Class A	43,710	$3,021,672

		3,021,672
Textile - Apparel Manufacturers – 0.8%
Lululemon Athletica, Inc.(1)	91,290	4,324,407

		4,324,407
Utilities - Telecommunications – 2.0%
Neutral Tandem, Inc.(1)	322,666	6,137,107
Time Warner Telecom, Inc., Class A(1)	277,190	5,624,185

		11,761,292

Total Common Stocks (Cost $426,861,276)		525,051,144

	Shares	Value
Exchange-Traded Funds – 2.1%
Biotechnology Research & Production – 2.1%
iShares Nasdaq Biotechnology Index Fund	73,810	5,991,896
PowerShares Dynamic Biotechnology & Genome Portfolio(1)	319,300	5,980,489

		11,972,385

Total Exchange-Traded Funds (Cost $12,044,702)		11,972,385

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.1%
RS Core Equity Fund, Class Y(3)	617	26,174
RS Emerging Markets Fund, Class A(3)	30	836
RS Equity Dividend Fund, Class Y(3)	7	70
RS Global Natural Resources Fund, Class Y(3)	5,359	203,330
RS Growth Fund, Class Y(3)	434	6,258
RS Investment Quality Bond Fund, Class A(3)	7	70
RS Investors Fund, Class Y(3)	6,449	61,972
RS MidCap Opportunities Fund, Class Y(3)	2,655	37,721
RS Money Market Fund, Class A(3)	77,458	77,457
RS Partners Fund, Class Y(3)	944	29,010
RS S&P 500 Index Fund, Class A(3)	7	70
RS Smaller Company Growth Fund, Class Y(3)	2,150	44,084
RS Value Fund, Class Y(3)	86	2,257

Total Other Investments (Cost $445,993)		489,309

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	49

Schedule of Investments – RS Emerging Growth Fund (continued)

December 31, 2007	Shares	Value

Short-Term Investments – 6.2%
Federated Prime Obligations Fund, Class B(4)	23,825,295	$23,825,295
SSgA Prime Money Market Fund(4)	11,912,647	11,912,647

Total Short-Term Investments (Cost $35,737,942)		35,737,942

	Principal Amount	Value
Repurchase Agreements – 0.7%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $3,972,894, due 1/2/2008, collateralized by FNMA Discount Note, due 1/2/2008, with a value of $4,054,925	$3,972,000	3,972,000

Total Repurchase Agreements (Cost $3,972,000)		3,972,000

Total Investments – 100.5% (Cost $479,061,913)		577,222,780

Other Liabilities, Net – (0.5)%		(2,865,077)

Total Net Assets – 100.0%		$574,357,703

(1)	Non income-producing security.
(2)	ADR – American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

50	Call 1.800.766.FUND

Schedule of Investments – RS Smaller Company Growth Fund

December 31, 2007	Shares	Value

Common Stocks – 90.8%
Advertising Agencies – 2.9%
DG Fastchannel, Inc.(1)	193,105	$4,951,212
ValueClick, Inc.(1)	104,910	2,297,529

		7,248,741
Aerospace – 5.7%
Aerovironment, Inc.(1)	116,770	2,825,834
HEICO Corp.	75,150	4,094,172
Ladish Co., Inc.(1)	79,255	3,423,024
Orbital Sciences Corp.(1)	164,370	4,030,352

		14,373,382
Agriculture Fishing & Ranching – 0.9%
Titan Machinery, Inc.(1)	170,000	2,227,000

		2,227,000
Air Transport – 2.0%
Allegiant Travel Co.(1)	154,180	4,955,345

		4,955,345
Auto Parts - Original Equipment – 1.1%
Amerigon, Inc.(1)	127,380	2,692,813

		2,692,813
Building Materials – 0.8%
Zoltek Companies, Inc.(1)	49,450	2,119,922

		2,119,922
Casinos & Gambling – 2.3%
Scientific Games Corp., Class A(1)	174,080	5,788,160

		5,788,160
Communications Technology – 4.7%
Atheros Communications(1)	85,600	2,614,224
Cbeyond, Inc.(1)	80,384	3,134,172
GeoEye, Inc.(1)	46,450	1,563,043
j2 Global Communications, Inc.(1)	217,760	4,609,979

		11,921,418
Computer Services, Software & Systems – 10.5%
Aladdin Knowledge Systems Ltd.(1)	95,750	2,501,947
Concur Technologies, Inc.(1)	37,000	1,339,770
Digital River, Inc.(1)	95,980	3,174,059
Equinix, Inc.(1)	36,825	3,721,903
Internet Brands, Inc., Class A(1)	282,866	1,988,548
Magma Design Automation, Inc.(1)	159,630	1,949,082
NaviSite, Inc.(1)	517,619	2,619,152
Nuance Communications, Inc.(1)	153,590	2,869,061
PROS Holdings, Inc.(1)	152,180	2,985,772
The TriZetto Group, Inc.(1)	180,480	3,134,938

		26,284,232
Computer Technology – 2.6%
FalconStor Software, Inc.(1)	173,929	1,958,440
Hutchinson Technology, Inc.(1)	96,180	2,531,458
Riverbed Technology, Inc.(1)	80,550	2,153,907

		6,643,805
Cosmetics – 1.1%
Bare Escentuals, Inc.(1)	111,680	2,708,240

		2,708,240
Drugs & Pharmaceuticals – 3.2%
K-V Pharmaceutical Co., Class A(1)	197,690	5,642,073
Sciele Pharma, Inc.(1)	116,900	2,390,605

		8,032,678

December 31, 2007	Shares	Value

Education Services – 2.5%
American Public Education, Inc.(1)	44,012	$1,838,821
DeVry, Inc.	84,560	4,393,738

		6,232,559
Electronics - Semiconductors & Components – 3.2%
IPG Photonics Corp.(1)	134,821	2,695,072
Mellanox Technologies Ltd.(1)	104,550	1,904,901
O2Micro International Ltd., ADR(1)(2)	182,812	2,109,651
Silicon Motion Technology Corp., ADR(1)(2)	72,530	1,289,583

		7,999,207
Financial - Miscellaneous – 1.4%
Cardtronics, Inc.(1)	162,641	1,644,301
Portfolio Recovery Associates, Inc.	46,190	1,832,357

		3,476,658
Financial Data Processing Services & Systems – 3.0%
Advent Software, Inc.(1)	33,290	1,800,989
CyberSource Corp.(1)	318,205	5,654,503

		7,455,492
Financial Information Services – 1.4%
TheStreet.com, Inc.	226,420	3,604,606

		3,604,606
Health Care Management Services – 3.0%
HMS Holdings Corp.(1)	56,750	1,884,668
Pediatrix Medical Group, Inc.(1)	51,840	3,532,896
Phase Forward, Inc.(1)	99,950	2,173,912

		7,591,476
Health Care Services – 1.8%
Healthways, Inc.(1)	78,960	4,614,422

		4,614,422
Hotel/Motel – 1.2%
Home Inns & Hotels Management, Inc., ADR(1)(2)	87,860	3,131,330

		3,131,330
Insurance - Multi-Line – 0.6%
eHealth, Inc.(1)	49,480	1,588,803

		1,588,803
Insurance - Property & Casualty – 1.7%
AmTrust Financial Services, Inc.	311,830	4,293,899

		4,293,899
Investment Management Companies – 1.5%
Affiliated Managers Group, Inc.(1)	31,670	3,719,958

		3,719,958
Jewelry Watches & Gemstones – 1.0%
FGX International Holdings Ltd.(1)	203,320	2,409,342

		2,409,342
Leisure Time – 1.0%
Life Time Fitness, Inc.(1)	51,640	2,565,475

		2,565,475
Machinery - Oil/Well Equipment & Services – 5.3%
Core Laboratories N.V.(1)	29,430	3,670,510
Dril-Quip, Inc.(1)	68,850	3,832,191
Oil States International, Inc.(1)	71,000	2,422,520
Superior Energy Services, Inc.(1)	100,200	3,448,884

		13,374,105

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	51

Schedule of Investments – RS Smaller Company Growth Fund (continued)

December 31, 2007	Shares	Value

Machinery - Specialty – 1.1%
Bucyrus International, Inc., Class A	27,680	$2,751,115

		2,751,115
Medical & Dental Instruments & Supplies – 7.0%
Immucor, Inc.(1)	36,990	1,257,290
LeMaitre Vascular, Inc.(1)	517,834	3,210,571
Micrus Endovascular Corp.(1)	180,770	3,557,554
NuVasive, Inc.(1)	85,490	3,378,565
The Spectranetics Corp.(1)	296,132	4,539,703
Volcano Corp.(1)	135,080	1,689,851

		17,633,534
Medical Services – 0.9%
Radnet, Inc.(1)	220,350	2,236,552

		2,236,552
Metal Fabricating – 1.8%
Dynamic Materials Corp.	40,907	2,409,422
Haynes International, Inc.(1)	29,150	2,025,925

		4,435,347
Miscellaneous Producer Durables – 0.9%
BE Aerospace, Inc.(1)	43,900	2,322,310

		2,322,310
Oil-Crude Producers – 0.6%
Arena Resources, Inc.(1)	38,900	1,622,519

		1,622,519
Pollution Control & Environmental Services – 2.4%
Darling International, Inc.(1)	153,390	1,773,188
SunOpta, Inc.(1)	139,884	1,867,452
Team, Inc.(1)	62,750	2,295,395

		5,936,035
Real Estate Investment Trusts – 0.5%
KKR Financial Holdings LLC	83,948	1,179,469

		1,179,469
Retail – 2.3%
Jos. A. Bank Clothiers, Inc.(1)	77,871	2,215,430
Shutterfly, Inc.(1)	75,090	1,923,806
Volcom, Inc.(1)	80,000	1,762,400

		5,901,636
Securities Brokerage & Services – 2.6%
Investment Technology Group, Inc.(1)	68,290	3,249,921
MarketAxess Holdings, Inc.(1)	98,020	1,257,597
optionsXpress Holdings, Inc.	60,680	2,052,197

		6,559,715
Services - Commercial – 1.8%
FirstService Corp.(1)	64,639	1,973,429
Rollins, Inc.	127,003	2,438,457

		4,411,886
Shipping – 0.8%
Excel Maritime Carriers Ltd.	49,540	1,991,013

		1,991,013
Shoes – 1.2%
Iconix Brand Group, Inc.(1)	147,636	2,902,524

		2,902,524

December 31, 2007	Shares	Value

Steel – 0.5%
Schnitzer Steel Industries, Inc., Class A	19,350	$1,337,666

		1,337,666

Total Common Stocks (Cost $190,210,785)		228,274,389

	Shares	Value
Exchange-Traded Funds – 1.5%
iShares Russell 2000 Growth Index Fund	44,880	3,746,582

Total Exchange-Traded Funds (Cost $3,809,369)		3,746,582

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(3)	79	3,332
RS Emerging Growth Fund, Class Y(3)	62	2,538
RS Emerging Markets Fund, Class A(3)	14	391
RS Equity Dividend Fund, Class Y(3)	3	32
RS Global Natural Resources Fund, Class Y(3)	735	27,897
RS Growth Fund, Class Y(3)	172	2,475
RS Investment Quality Bond Fund, Class A(3)	3	32
RS Investors Fund, Class Y(3)	1,046	10,057
RS MidCap Opportunities Fund, Class Y(3)	370	5,254
RS Money Market Fund, Class A(3)	9,149	9,149
RS Partners Fund, Class Y(3)	147	4,527
RS S&P 500 Index Fund, Class A(3)	3	32
RS Value Fund, Class Y(3)	38	980

Total Other Investments (Cost $63,544)		66,696

	Shares	Value
Short-Term Investments – 6.9%
Federated Prime Obligations Fund, Class B(4)	12,224,466	12,224,466
SSgA Prime Money Market Fund(4)	5,208,305	5,208,305

Total Short-Term Investments (Cost $17,432,771)		17,432,771

The accompanying notes are an integral part of these financial statements.

52	Call 1.800.766.FUND

December 31, 2007	Principal Amount	Value

Repurchase Agreements – 3.5%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $8,783,976 due 1/2/2008, collateralized by FNMA discount rate, due 1/2/2008, with a value of $8,958,788	$8,782,000	$8,782,000

Total Repurchase Agreements (Cost $8,782,000)		8,782,000

Total Investments – 102.7% (Cost $220,298,469)		258,302,438

Other Liabilities, Net – (2.7)%		(6,766,899)

Total Net Assets – 100.0%		$251,535,539

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	53

Schedule of Investments – RS Select Growth Fund

December 31, 2007	Shares	Value

Common Stocks – 105.3%
Advertising Agencies – 1.7%
ValueClick, Inc.(1)	102,590	$2,246,721

		2,246,721
Aerospace – 3.6%
HEICO Corp.	84,560	4,606,829

		4,606,829
Air Transport – 3.4%
Allegiant Travel Co.(1)	136,780	4,396,109

		4,396,109
Casinos & Gambling – 5.3%
Pinnacle Entertainment, Inc.(1)	119,090	2,805,760
Scientific Games Corp., Class A(1)	121,080	4,025,910

		6,831,670
Communications Technology – 8.9%
Atheros Communications(1)	108,560	3,315,422
Cbeyond, Inc.(1)	76,890	2,997,941
Foundry Networks, Inc.(1)	84,500	1,480,440
j2 Global Communications, Inc.(1)	175,270	3,710,466

		11,504,269
Computer Services, Software & Systems – 13.5%
Akamai Technologies, Inc.(1)	53,560	1,853,176
Digital River, Inc.(1)	105,740	3,496,822
Equinix, Inc.(1)	26,130	2,640,959
Informatica Corp.(1)	124,760	2,248,175
Nuance Communications, Inc.(1)	281,650	5,261,222
The TriZetto Group, Inc.(1)	116,670	2,026,558

		17,526,912
Construction – 2.5%
Chicago Bridge & Iron Co. N.V., ADR(2)	53,120	3,210,573

		3,210,573
Cosmetics – 2.1%
Bare Escentuals, Inc.(1)	114,410	2,774,442

		2,774,442
Drugs & Pharmaceuticals – 2.8%
K-V Pharmaceutical Co., Class A(1)	126,450	3,608,883

		3,608,883
Education Services – 2.1%
DeVry, Inc.	53,620	2,786,095

		2,786,095
Electronics - Medical Systems – 4.1%
Hologic, Inc.(1)	33,310	2,286,398
Illumina, Inc.(1)	50,760	3,008,038

		5,294,436
Electronics - Semiconductors & Components – 4.1%
IPG Photonics Corp.(1)	63,400	1,267,366
O2Micro International Ltd., ADR(1)(2)	352,577	4,068,739

		5,336,105
Energy Equipment – 1.1%
JA Solar Holdings Co. Ltd., ADR(1)(2)	20,770	1,449,954

		1,449,954
Financial - Miscellaneous – 1.1%
Portfolio Recovery Associates, Inc.	35,626	1,413,283

		1,413,283

December 31, 2007	Shares	Value

Financial Data Processing Services & Systems – 3.2%
CyberSource Corp.(1)	234,300	$4,163,511

		4,163,511
Financial Information Services – 1.2%
FactSet Research Systems, Inc.	28,310	1,576,867

		1,576,867
Health Care Management Services – 1.7%
Phase Forward, Inc.(1)	99,330	2,160,428

		2,160,428
Health Care Services – 2.9%
Healthways, Inc.(1)	64,700	3,781,068

		3,781,068
Hotel/Motel – 1.3%
Home Inns & Hotels Management, Inc., ADR(1)(2)	48,100	1,714,284

		1,714,284
Investment Management Companies – 2.8%
Affiliated Managers Group, Inc.(1)	30,850	3,623,641

		3,623,641
Leisure Time – 2.1%
Life Time Fitness, Inc.(1)	54,930	2,728,922

		2,728,922
Machinery - Oil/Well Equipment & Services – 6.9%
Core Laboratories N.V.(1)	29,870	3,725,386
Dril-Quip, Inc.(1)	93,880	5,225,361

		8,950,747
Machinery - Specialty – 1.2%
Bucyrus International, Inc., Class A	16,030	1,593,222

		1,593,222
Medical & Dental Instruments & Supplies – 1.2%
LifeCell Corp.(1)	35,020	1,509,712

		1,509,712
Metal Fabricating – 2.2%
Dynamic Materials Corp.	44,650	2,629,885
Valmont Industries, Inc.	2,500	222,800

		2,852,685
Miscellaneous Producer Durables – 1.9%
BE Aerospace, Inc.(1)	47,770	2,527,033

		2,527,033
Offshore Drilling – 3.0%
Atwood Oceanics, Inc.(1)	39,470	3,956,473

		3,956,473
Oil - Crude Producers – 1.5%
SandRidge Energy, Inc.(1)	53,793	1,929,017

		1,929,017
Retail – 4.6%
Priceline.com, Inc.(1)	19,680	2,260,445
Urban Outfitters, Inc.(1)	70,370	1,918,286
Volcom, Inc.(1)	84,130	1,853,384

		6,032,115
Securities Brokerage & Services – 3.1%
Investment Technology Group, Inc.(1)	85,010	4,045,626

		4,045,626

The accompanying notes are an integral part of these financial statements.

54	Call 1.800.766.FUND

December 31, 2007	Shares	Value

Services - Commercial – 3.3%
FTI Consulting, Inc.(1)	70,430	$4,341,305

		4,341,305
Shoes – 2.5%
Deckers Outdoor Corp.(1)	9,650	1,496,329
Iconix Brand Group, Inc.(1)	88,530	1,740,500

		3,236,829
Utilities - Telecommunications – 2.4%
Time Warner Telecom, Inc., Class A(1)	151,420	3,072,312

		3,072,312

Total Common Stocks (Cost $118,462,471)		136,782,078

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.2%
RS Core Equity Fund, Class Y(3)	309	13,091
RS Emerging Growth Fund, Class Y(3)	98	4,001
RS Emerging Markets Fund, Class A(3)	8	225
RS Equity Dividend Fund, Class Y(3)	2	19
RS Global Natural Resources Fund, Class Y(3)	2,651	100,581
RS Growth Fund, Class Y(3)	140	2,025
RS Investment Quality Bond Fund, Class A(3)	2	19
RS Investors Fund, Class Y(3)	3,079	29,584
RS MidCap Opportunities Fund, Class Y(3)	1,218	17,307
RS Money Market Fund, Class A(3)	43,048	43,048
RS Partners Fund, Class Y(3)	494	15,173
RS S&P 500 Index Fund, Class A(3)	2	19
RS Smaller Company Growth Fund, Class Y(3)	1,071	21,952
RS Value Fund, Class Y(3)	24	640

Total Other Investments (Cost $223,823)		247,684

December 31, 2007	Shares	Value

Short-Term Investments – 7.9%
Federated Prime Obligations Fund, Class B(4)	6,991,756	$6,991,756
SSgA Prime Money Market Fund(4)	3,234,336	3,234,336

Total Short-Term Investments (Cost $10,226,092)		10,226,092

	Principal Amount	Value
Repurchase Agreements – 4.9%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $6,388,437 due 01/02/2008, collateralized by FNMA discount rate, due 01/02/2008, with a value of $6,521,838	$6,387,000	6,387,000

Total Repurchase Agreements (Cost $6,387,000)		6,387,000

Total Investments – 118.3% (Cost $135,299,386)		153,642,854

Other Liabilities, Net – (18.3)%		(23,814,654)

Total Net Assets – 100.0%		$129,828,200

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	55

Schedule of Investments – RS MidCap Opportunities Fund

December 31, 2007	Shares	Value

Common Stocks – 98.7%
Banks - Outside New York City – 1.2%
Northern Trust Corp.	46,000	$3,522,680

		3,522,680
Beverage - Soft Drinks – 1.2%
Hansen Natural Corp.(1)	82,500	3,653,925

		3,653,925
Biotechnology Research & Production – 2.3%
Applera Corp. – Celera Group(1)	200,000	3,174,000
Cephalon, Inc.(1)	50,000	3,588,000

		6,762,000
Casinos & Gambling – 1.7%
WMS Industries, Inc.(1)	135,000	4,946,400

		4,946,400
Chemicals – 1.3%
CF Industries Holdings, Inc.	35,000	3,852,100

		3,852,100
Coal – 0.9%
Peabody Energy Corp.	41,000	2,527,240

		2,527,240
Communications Technology – 5.5%
Brocade Communications Systems, Inc.(1)	950,000	6,973,000
Ciena Corp.(1)	125,000	4,263,750
Harris Corp.	80,000	5,014,400

		16,251,150
Computer Services, Software & Systems – 7.2%
Akamai Technologies, Inc.(1)	120,000	4,152,000
Citrix Systems, Inc.(1)	105,000	3,991,050
Synchronoss Technologies, Inc.(1)	170,000	6,024,800
VeriFone Holdings, Inc.(1)	295,000	6,858,750

		21,026,600
Computer Technology – 3.0%
Riverbed Technology, Inc.(1)	140,000	3,743,600
Western Digital Corp.(1)	170,000	5,135,700

		8,879,300
Construction – 1.3%
Chicago Bridge & Iron Co. N.V., ADR(2)	65,000	3,928,600

		3,928,600
Consumer Electronics – 2.5%
Activision, Inc.(1)	125,000	3,712,500
THQ, Inc.(1)	125,000	3,523,750

		7,236,250
Containers & Packaging – Metal & Glass – 1.3%
AptarGroup, Inc.	96,000	3,927,360

		3,927,360
Cosmetics – 2.0%
Avon Products, Inc.	75,000	2,964,750
Bare Escentuals, Inc.(1)	120,000	2,910,000

		5,874,750
Diversified Financial Services – 3.5%
CME Group, Inc.	6,500	4,459,000
Nasdaq Stock Market, Inc.(1)	115,000	5,691,350

		10,150,350

December 31, 2007	Shares	Value

Drugs & Pharmaceuticals – 2.8%
Allergan, Inc.	60,000	$3,854,400
Forest Laboratories, Inc.(1)	120,000	4,374,000

		8,228,400
Education Services – 0.8%
Apollo Group, Inc., Class A(1)	35,000	2,455,250

		2,455,250
Electrical Equipment & Components – 1.2%
AMETEK, Inc.	78,000	3,653,520

		3,653,520
Electronics – 2.8%
Amphenol Corp., Class A	93,000	4,312,410
FLIR Systems, Inc.(1)	120,700	3,777,910

		8,090,320
Electronics - Instruments Gauges & Meters – 1.4%
Itron, Inc.(1)	42,000	4,030,740

		4,030,740
Electronics - Medical Systems – 3.2%
Hologic, Inc.(1)	90,000	6,177,600
Illumina, Inc.(1)	55,000	3,259,300

		9,436,900
Electronics - Semiconductors & Components – 2.6%
MEMC Electronic Materials, Inc.(1)	55,000	4,866,950
SunPower Corp., Class A(1)	20,000	2,607,800

		7,474,750
Electronics - Technology – 1.3%
DRS Technologies, Inc.	70,000	3,798,900

		3,798,900
Engineering & Contracting Services – 1.4%
URS Corp.(1)	77,000	4,183,410

		4,183,410
Finance - Small Loan – 1.5%
AmeriCredit Corp.(1)	345,000	4,412,550

		4,412,550
Financial Data Processing Services & Systems – 1.4%
MasterCard, Inc., Class A	19,000	4,088,800

		4,088,800
Financial Information Services – 3.0%
FactSet Research Systems, Inc.	89,800	5,001,860
Morningstar, Inc.(1)	49,150	3,821,412

		8,823,272
Health Care Facilities – 1.5%
Pharmaceutical Product Development, Inc.	107,000	4,319,590

		4,319,590
Health Care Services – 2.4%
Express Scripts, Inc.(1)	55,000	4,015,000
Stericycle, Inc.(1)	52,000	3,088,800

		7,103,800
Homebuilding – 1.1%
Gafisa S.A., ADR(1)(2)	85,000	3,183,250

		3,183,250

The accompanying notes are an integral part of these financial statements.

56	Call 1.800.766.FUND

December 31, 2007	Shares	Value

Investment Management Companies – 2.7%
SEI Investments Co.	120,000	$3,860,400
T. Rowe Price Group, Inc.	66,000	4,018,080

		7,878,480
Jewelry Watches & Gemstones – 1.4%
Fossil, Inc.(1)	100,000	4,198,000

		4,198,000
Machinery - Oil/Well Equipment & Services – 5.8%
Grant Prideco, Inc.(1)	62,000	3,441,620
Noble Corp.	95,000	5,368,450
Smith International, Inc.	55,000	4,061,750
Weatherford International Ltd.(1)	60,000	4,116,000

		16,987,820
Medical & Dental Instruments & Supplies – 2.2%
Kinetic Concepts, Inc.(1)	59,000	3,160,040
Thermo Fisher Scientific, Inc.(1)	55,000	3,172,400

		6,332,440
Metal Fabricating – 3.0%
Precision Castparts Corp.	32,000	4,438,400
Quanex Corp.	85,000	4,411,500

		8,849,900
Offshore Drilling – 1.3%
Transocean, Inc.	27,000	3,865,050

		3,865,050
Rental & Leasing Services – Commercial – 2.4%
AerCap Holdings N.V.(1)	340,000	7,095,800

		7,095,800
Restaurants – 1.0%
Yum! Brands, Inc.	75,000	2,870,250

		2,870,250
Retail – 6.5%
Abercrombie & Fitch Co., Class A	55,000	4,398,350
Best Buy Co., Inc.	75,000	3,948,750
Dick’s Sporting Goods, Inc.(1)	125,000	3,470,000
GameStop Corp., Class A(1)	65,000	4,037,150
Priceline.com, Inc.(1)	27,000	3,101,220

		18,955,470
Savings & Loan – 1.2%
New York Community Bancorp, Inc.	200,000	3,516,000

		3,516,000
Services - Commercial – 2.3%
FTI Consulting, Inc.(1)	110,000	6,780,400

		6,780,400
Shipping – 1.2%
Kirby Corp.(1)	77,000	3,578,960

		3,578,960
Telecommunications Equipment – 1.5%
SBA Communications Corp., Class A(1)	129,500	4,382,280

		4,382,280

December 31, 2007	Shares	Value

Utilities - Telecommunications – 2.9%
Clearwire Corp., Class A(1)	404,400	$5,544,324
NeuStar, Inc., Class A(1)	100,000	2,868,000

		8,412,324

Total Common Stocks (Cost $259,510,908)		289,525,331

	Shares	Value
Other Investments – For Trustee
Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(3)	68	2,884
RS Emerging Growth Fund, Class Y(3)	61	2,465
RS Emerging Markets Fund, Class A(3)	14	390
RS Equity Dividend Fund, Class Y(3)	4	34
RS Global Natural Resources Fund, Class Y(3)	643	24,404
RS Growth Fund, Class Y(3)	159	2,291
RS Investment Quality Bond Fund, Class A(3)	3	34
RS Investors Fund, Class Y(3)	923	8,867
RS Money Market Fund, Class A(3)	7,533	7,533
RS Partners Fund, Class Y(3)	130	3,987
RS S&P 500 Index Fund, Class A(3)	3	34
RS Smaller Company Growth Fund, Class Y(3)	250	5,122
RS Value Fund, Class Y(3)	37	958

Total Other Investments (Cost $54,891)		59,003

	Shares	Value
Short-Term Investments – 0.2%
Federated Prime Obligations Fund, Class B(4)	457,445	457,445

Total Short-Term Investments (Cost $457,445)		457,445

Total Investments – 98.9% (Cost $260,023,244)		290,041,779

Other Assets, Net – 1.1%		3,095,756

Total Net Assets – 100.0%		$293,137,535

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	57

Schedule of Investments – RS Growth Fund

December 31, 2007	Shares	Value
Common Stocks – 96.0%
Aerospace – 1.4%
Rockwell Collins, Inc.	40,000	$2,878,800

		2,878,800
Agriculture Fishing & Ranching – 2.6%
Bunge Ltd.	20,000	2,328,200
Monsanto Co.	25,000	2,792,250

		5,120,450
Auto Truck & Parts – 1.0%
Navistar International Corp.(1)	37,000	2,005,400

		2,005,400
Banks - New York City – 1.3%
JPMorgan Chase & Co.	60,000	2,619,000

		2,619,000
Banks - Outside New York City – 1.3%
State Street Corp.	32,000	2,598,400

		2,598,400
Beverage - Soft Drinks – 1.4%
The Coca-Cola Co.	47,000	2,884,390

		2,884,390
Biotechnology Research & Production – 1.3%
Biogen Idec, Inc.(1)	45,000	2,561,400

		2,561,400
Building Materials – 1.0%
Vulcan Materials Co.	25,000	1,977,250

		1,977,250
Communications Technology – 3.4%
Cisco Systems, Inc.(1)	120,000	3,248,400
Harris Corp.	55,000	3,447,400

		6,695,800
Computer Services, Software & Systems – 3.3%
Microsoft Corp.	105,000	3,738,000
Oracle Corp.(1)	130,000	2,935,400

		6,673,400
Computer Technology – 8.5%
Apple, Inc.(1)	20,000	3,961,600
EMC Corp.(1)	150,000	2,779,500
Hewlett-Packard Co.	55,000	2,776,400
Seagate Technology	160,000	4,080,000
Western Digital Corp.(1)	110,000	3,323,100

		16,920,600
Consumer Electronics – 2.9%
Electronic Arts, Inc.(1)	45,000	2,628,450
Google, Inc., Class A(1)	4,500	3,111,660

		5,740,110
Cosmetics – 1.0%
Avon Products, Inc.	53,000	2,095,090

		2,095,090
Diversified Financial Services – 1.5%
CME Group, Inc.	4,500	3,087,000

		3,087,000
Diversified Production – 1.2%
Danaher Corp.	27,500	2,412,850

		2,412,850

December 31, 2007	Shares	Value
Drugs & Pharmaceuticals – 6.4%
Abbott Laboratories	50,000	$2,807,500
Barr Pharmaceuticals, Inc.(1)	70,000	3,717,000
Forest Laboratories, Inc.(1)	85,000	3,098,250
Gilead Sciences, Inc.(1)	70,000	3,220,700

		12,843,450
Electronics – 1.3%
FLIR Systems, Inc.(1)	82,100	2,569,730

		2,569,730
Electronics - Medical Systems – 2.1%
Hologic, Inc.(1)	60,000	4,118,400

		4,118,400
Electronics - Semiconductors & Components – 1.6%
Intel Corp.	120,000	3,199,200

		3,199,200
Electronics - Technology – 1.5%
Rockwell Automation, Inc.	42,000	2,896,320

		2,896,320
Engineering & Contracting Services – 1.7%
KBR, Inc.(1)	85,000	3,298,000

		3,298,000
Financial - Miscellaneous – 1.3%
Freddie Mac	77,000	2,623,390

		2,623,390
Financial Data Processing Services & Systems – 1.0%
Western Union Co.	85,000	2,063,800

		2,063,800
Health Care Facilities – 1.4%
Pharmaceutical Product Development, Inc.	68,000	2,745,160

		2,745,160
Health Care Services – 7.0%
CVS Caremark Corp.	68,000	2,703,000
Express Scripts, Inc.(1)	37,500	2,737,500
Healthways, Inc.(1)	50,000	2,922,000
McKesson Corp.	42,000	2,751,420
Medco Health Solutions, Inc.(1)	29,000	2,940,600

		14,054,520
Insurance - Multi-Line – 1.5%
American International Group, Inc.	52,000	3,031,600

		3,031,600
Investment Management Companies – 1.6%
SEI Investments Co.	100,000	3,217,000

		3,217,000
Machinery - Oil/Well Equipment & Services – 4.2%
Halliburton Co.	60,000	2,274,600
Smith International, Inc.	40,000	2,954,000
Weatherford International Ltd.(1)	45,000	3,087,000

		8,315,600
Metals & Minerals - Miscellaneous – 1.4%
BHP Billiton Ltd., ADR(2)	39,000	2,731,560

		2,731,560
Multi-Sector Companies – 2.3%
Foster Wheeler Ltd.(1)	30,000	4,650,600

		4,650,600

The accompanying notes are an integral part of these financial statements.

58	Call 1.800.766.FUND

December 31, 2007	Shares	Value
Offshore Drilling – 1.4%
Transocean, Inc.	19,000	$2,719,850

		2,719,850
Oil - Crude Producers – 1.3%
Anadarko Petroleum Corp.	40,000	2,627,600

		2,627,600
Oil - Integrated International – 1.0%
Chevron Corp.	21,000	1,959,930

		1,959,930
Railroads – 1.3%
Union Pacific Corp.	20,000	2,512,400

		2,512,400
Restaurants – 1.2%
Yum! Brands, Inc.	60,000	2,296,200

		2,296,200
Retail – 8.5%
Abercrombie & Fitch Co., Class A	40,000	3,198,800
Amazon.com, Inc.(1)	35,000	3,242,400
Best Buy Co., Inc.	60,000	3,159,000
Costco Wholesale Corp.	33,000	2,302,080
GameStop Corp., Class A(1)	45,000	2,794,950
Priceline.com, Inc.(1)	20,000	2,297,200

		16,994,430
Savings & Loan – 1.3%
New York Community Bancorp, Inc.	150,000	2,637,000

		2,637,000
Services - Commercial – 1.3%
eBay, Inc.(1)	80,000	2,655,200

		2,655,200
Steel – 1.3%
Nucor Corp.	45,000	2,664,900

		2,664,900
Telecommunications Equipment – 1.6%
Nokia Oyj, ADR(2)	85,000	3,263,150

		3,263,150
Utilities - Electrical – 1.1%
Allegheny Energy, Inc.	34,000	2,162,740

		2,162,740
Utilities - Telecommunications – 4.1%
Clearwire Corp., Class A(1)	260,300	3,568,713
Millicom International Cellular S.A.(1)	20,000	2,358,800
Vodafone Group PLC, ADR(2)	60,000	2,239,200

		8,166,713
Utilities - Water – 1.2%
Veolia Environnement, ADR(2)	27,000	2,456,460

		2,456,460

Total Common Stocks (Cost $170,743,061)		191,744,843

December 31, 2007	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.1%
RS Core Equity Fund, Class Y(3)	92	$3,897
RS Emerging Growth Fund, Class Y(3)	56	2,275
RS Emerging Markets Fund, Class A(3)	9	254
RS Equity Dividend Fund, Class Y(3)	2	23
RS Global Natural Resources Fund, Class Y(3)	822	31,182
RS Investment Quality Bond Fund, Class A(3)	2	23
RS Investors Fund, Class Y(3)	1,057	10,159
RS MidCap Opportunities Fund, Class Y(3)	412	5,861
RS Money Market Fund, Class A(3)	11,062	11,062
RS Partners Fund, Class Y(3)	152	4,664
RS S&P 500 Index Fund, Class A(3)	2	23
RS Smaller Company Growth Fund, Class Y(3)	326	6,687
RS Value Fund, Class Y(3)	25	652

Total Other Investments (Cost $69,728)		76,762

	Shares	Value
Short-Term Investments – 2.7%
Federated Prime Obligations Fund, Class B(4)	5,420,244	5,420,244

Total Short-Term Investments (Cost $5,420,244)		5,420,244

Total Investments – 98.8% (Cost $176,233,033)		197,241,849

Other Assets, Net – 1.2%		2,471,617

Total Net Assets – 100.0%		$199,713,466

(1)	Non income-producing security.
(2)	ADR – American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	59

Schedule of Investments – RS Technology Fund (formerly The Information Age Fund®)

December 31, 2007	Shares	Value
Common Stocks – 92.2%
Advertising Agencies – 2.2%
ValueClick, Inc.(1)	165,810	$3,631,239

		3,631,239
Chemicals – 0.5%
EnerSys(1)	34,330	856,877

		856,877
Communications Technology – 11.0%
Aruba Networks, Inc.(1)	107,230	1,598,799
Atheros Communications(1)	112,720	3,442,469
Brocade Communications Systems, Inc.(1)	283,070	2,077,734
Cbeyond, Inc.(1)	53,920	2,102,341
Foundry Networks, Inc.(1)	91,640	1,605,533
j2 Global Communications, Inc.(1)	88,730	1,878,414
Research In Motion Ltd.(1)	46,740	5,300,316

		18,005,606
Computer Services, Software & Systems – 23.4%
3PAR, Inc.(1)	96,206	1,231,437
Adobe Systems, Inc.(1)	23,830	1,018,256
Akamai Technologies, Inc.(1)	88,200	3,051,720
Citrix Systems, Inc.(1)	40,700	1,547,007
Concur Technologies, Inc.(1)	90,910	3,291,851
DemandTec, Inc.(1)	85,310	1,645,630
Digital River, Inc.(1)	102,130	3,377,439
Equinix, Inc.(1)	27,710	2,800,650
Informatica Corp.(1)	173,070	3,118,721
Internet Brands, Inc., Class A(1)	109,687	771,100
Microsoft Corp.	112,820	4,016,392
MicroStrategy, Inc., Class A(1)	17,840	1,696,584
Nuance Communications, Inc.(1)	178,250	3,329,710
PROS Holdings, Inc.(1)	174,180	3,417,411
Salesforce.com, Inc.(1)	47,300	2,965,237
VMware, Inc., Class A(1)	10,430	886,446

		38,165,591
Computer Technology – 4.8%
Apple, Inc.(1)	26,090	5,167,907
Riverbed Technology, Inc.(1)	99,700	2,665,978

		7,833,885
Consumer Electronics – 10.2%
Google, Inc., Class A(1)	13,000	8,989,240
InfoSpace, Inc.	50,390	947,332
Sohu.com, Inc.(1)	28,050	1,529,286
THQ, Inc.(1)	79,120	2,230,393
Yahoo! Inc.(1)	126,518	2,942,808

		16,639,059
Consumer Products – 4.1%
Nintendo Co. Ltd., ADR(2)	89,380	6,618,589

		6,618,589
Electronics - Semiconductors & Components – 17.4%
Entropic Communications, Inc.(1)	175,604	1,278,397
IPG Photonics Corp.(1)	63,600	1,271,364
Marvell Technology Group Ltd.(1)	350,760	4,903,625
Mellanox Technologies Ltd.(1)	132,890	2,421,256
Netlogic Microsystems, Inc.(1)	40,680	1,309,896
O2Micro International Ltd., ADR(1)(2)	887,350	10,240,019
PLX Technology, Inc.(1)	226,272	2,104,330

December 31, 2007	Foreign Currency	Shares	Value
Electronics - Semiconductors & Components (continued)
Silicon Laboratories, Inc.(1)		59,720	$2,235,319
Silicon Motion Technology Corp., ADR(1)(2)		81,610	1,451,026
SiRF Technology Holdings, Inc.(1)		49,480	1,243,432

			28,458,664
Energy Equipment – 3.7%
JA Solar Holdings Co. Ltd., ADR(1)(2)		33,610	2,346,314
Yingli Green Energy Holding Co. Ltd., ADR(1)(2)		95,870	3,710,169

			6,056,483
Financial Information Services – 1.9%
TheStreet.com, Inc.		191,430	3,047,566

			3,047,566
Health Care Services – 0.9%
WebMD Health Corp., Class A(1)		36,730	1,508,501

			1,508,501
Metals & Minerals - Miscellaneous – 0.4%
5N Plus, Inc.(1)	CAD	83,100	670,222

			670,222
Retail – 5.3%
Blue Nile, Inc.(1)		15,370	1,046,082
GSI Commerce, Inc.(1)		135,419	2,640,671
Priceline.com, Inc.(1)		24,020	2,758,937
Shutterfly, Inc.(1)		83,900	2,149,518

			8,595,208
Services - Commercial – 4.1%
Ctrip.com International Ltd., ADR(2)		48,980	2,814,880
eBay, Inc.(1)		68,640	2,278,162
Expedia, Inc.(1)		51,100	1,615,782

			6,708,824
Telecommunications Equipment – 1.2%
Polycom, Inc.(1)		67,270	1,868,761

			1,868,761
Wholesale & International Trade – 1.1%
Alibaba.com Ltd.(1)(5)	HKD	475,010	1,714,871

			1,714,871

Total Common Stocks (Cost $117,780,124)			150,379,946

The accompanying notes are an integral part of these financial statements.

60	Call 1.800.766.FUND

December 31, 2007	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(3)	86	$3,640
RS Emerging Growth Fund, Class Y(3)	36	1,480
RS Emerging Markets Fund, Class A(3)	6	162
RS Equity Dividend Fund, Class Y(3)	2	19
RS Global Natural Resources Fund, Class Y(3)	757	28,731
RS Growth Fund, Class Y(3)	80	1,154
RS Investment Quality Bond Fund, Class A(3)	2	19
RS Investors Fund, Class Y(3)	946	9,093
RS MidCap Opportunities Fund, Class Y(3)	345	4,899
RS Money Market Fund, Class A(3)	11,907	11,907
RS Partners Fund, Class Y(3)	152	4,656
RS S&P 500 Index Fund, Class A(3)	2	19
RS Smaller Company Growth Fund, Class Y(3)	302	6,201
RS Value Fund, Class Y(3)	18	477

Total Other Investments (Cost $66,626)		72,457

	Shares	Value
Short-Term Investments – 6.6%
Federated Prime Obligations Fund, Class B(4)	7,397,496	7,397,496
SSgA Prime Money Market Fund(4)	3,435,667	3,435,667

Total Short-Term Investments (Cost $10,833,163)		10,833,163

December 31, 2007	Principal Amount	Value
Repurchase Agreements – 1.6%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $2,523,568 due 1/2/2008, collateralized by U.S. Treasury Bond, 4.375% due 11/15/2008, with a value of $2,581,875	$2,523,000	$2,523,000

Total Repurchase Agreements (Cost $2,523,000)		2,523,000

Total Investments – 100.4% (Cost $131,202,913)		163,808,566

Other Liabilities, Net – (0.4)%		(663,711)

Total Net Assets – 100.0%		$163,144,855

(1)	Non income-producing security.
(2)	ADR – American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.
(5)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2007, the aggregate market value of these securities amounted to $1,714,871, representing 1.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

Foreign-Denominated Security

Canadian Dollar – CAD

Hong Kong Dollar – HKD

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	61

Financial Information

Statement of Assets and Liabilities As of December 31, 2007

	RS Emerging Growth	RS Smaller Company Growth
Assets
Investments, at value	$577,222,780	$258,302,438
Cash and cash equivalents	9,631	4,700
Foreign currency, at value	—	—
Receivable for investments sold	2,037,853	1,638,378
Receivable for fund shares subscribed	231,869	164,481
Dividends/interest receivable	154,049	87,810
Prepaid expenses and other assets	22,520	9,825
Total Assets	579,678,702	260,207,632
Liabilities
Payable for investments purchased	1,944,776	6,986,144
Payable for fund shares redeemed	1,776,542	1,092,578
Payable to adviser	469,557	215,807
Deferred trustees’ compensation	501,339	72,723
Payable to distributor	121,349	54,129
Accrued expenses/other liabilities	507,436	250,712
Total Liabilities	5,320,999	8,672,093
Total Net Assets	$574,357,703	$251,535,539
Net Assets Consist of:
Paid-in capital	$1,717,783,226	$213,672,351
Distributions in excess of net investment income	—	—
Accumulated undistributed net investment loss	(3,135,905)	(72,723)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(1,238,450,485)	(68,058)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	98,160,867	38,003,969
Total Net Assets	$574,357,703	$251,535,539
Investments, at Cost	$479,061,913	$220,298,469
Foreign Currency, at Cost	$—	$—
Pricing of Shares
Net Assets:
Class A	$563,068,171	$249,795,369
Class C	160,837	—
Class K	64,398	60,908
Class Y	11,064,297	1,679,262
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	13,856,937	12,206,513
Class C	3,966	—
Class K	1,595	2,986
Class Y	271,658	81,910
Net Asset Value Per Share:
Class A	$40.63	$20.46
Class C	40.56	—
Class K	40.36	20.40
Class Y	40.73	20.50
Sales Charge Class A (Load)	4.75%	4.75%
Maximum Offering Price Per Class A Share	$42.66	$21.48

The accompanying notes are an integral part of these financial statements.

62	Call 1.800.766.FUND

RS Select Growth	RS MidCap Opportunities	RS Growth	RS Technology

$153,642,854	$290,041,779	$197,241,849	$163,808,566
934	—	—	321
—	—	—	553,590
78,118	5,951,516	3,199,790	—
98,254	195,286	655,515	117,280
27,437	41,408	114,550	46,581
6,332	9,492	7,102	4,682
153,853,929	296,239,481	201,218,806	164,531,020

172,170	2,182,200	915,664	555,281
23,277,885	302,637	190,196	494,982
130,352	199,408	135,170	141,267
247,684	63,356	78,457	72,541
32,922	61,860	41,782	35,445
164,716	292,485	144,071	86,649
24,025,729	3,101,946	1,505,340	1,386,165
$129,828,200	$293,137,535	$199,713,466	$163,144,855

$213,899,269	$261,517,530	$177,703,208	$151,176,754
—	—	(78,575)	—
(247,684)	(63,356)	—	(919,365)
(102,166,853)	1,664,826	1,079,855	(19,710,227)
	30,018,535	21,008,978	32,597,693
$129,828,200	$293,137,535	$199,713,466	$163,144,855
$135,299,386	$260,023,244	$176,233,033	$131,202,913
$—	$—	$—	$ 558,371

$129,812,487	$288,955,626	$196,127,525	$161,788,240
2,008	483,987	267,800	456,530
13,705	138,083	179,479	69,760
—	3,559,839	3,138,662	830,325

4,732,518	20,388,306	13,589,998	9,229,635
73	34,443	18,620	26,245
502	9,807	12,380	3,999
—	250,512	217,754	47,249

$27.43	$14.17	$14.43	$ 17.53
27.40	14.05	14.38	17.39
27.32	14.08	14.50	17.44
—	14.21	14.41	17.57
4.75%	4.75%	4.75%	4.75%
$28.80	$14.88	$15.15	$ 18.40

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	63

Financial Information (continued)

Statement of Operations For the Year Ended December 31, 2007

	RS Emerging Growth	RS Smaller Company Growth
Investment Income
Interest	$1,260,974	$836,468
Dividends	945,348	828,025
Withholding taxes on foreign dividends	—	—
Total Investment Income	2,206,322	1,664,493
Expenses
Investment advisory fees	6,102,312	2,890,399
Distribution fees	1,590,269	721,222
Transfer agent fees	983,539	279,318
Shareholder reports	152,828	151,675
Administrative service fees	213,792	93,922
Custodian fees	105,063	75,781
Professional fees	110,530	61,468
Trustees’ fees and expenses	82,868	77,668
Registration fees	41,876	23,990
Insurance expense	32,860	12,520
Other expense	15,432	8,699
Total Expenses	9,431,369	4,396,662
Less: Fee waiver by adviser	(894)	(29,323)
Less: Custody credits	(10,171)	(427)
Total Expenses, Net	9,420,304	4,366,912
Net Investment Loss	(7,213,982)	(2,702,419)
Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain from investments	137,483,199	21,084,983
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(41,900,251)	(3,194,379)
Net Gain on Investments and Foreign Currency Transactions	95,582,948	17,890,604
Net Increase in Net Assets Resulting from Operations	$88,368,966	$15,188,185

The accompanying notes are an integral part of these financial statements.

64	Call 1.800.766.FUND

RS Select Growth	RS MidCap Opportunities	RS Growth	RS Technology

$503,654	$245,508	$156,153	$277,032
199,164	1,076,139	1,834,928	133,980
(2,203)	(3,394)	(11,808)	(5,259)
700,615	1,318,253	1,979,273	405,753

1,755,159	2,459,156	1,541,450	1,082,623
438,794	718,221	478,697	270,773
255,724	432,348	222,515	127,565
55,552	72,702	36,643	26,428
61,036	89,809	60,923	28,068
42,445	66,343	45,569	34,174
39,980	61,518	38,394	21,723
34,564	75,351	16,844	10,117
17,128	37,480	26,024	26,914
11,086	11,637	8,521	5,143
6,416	12,690	14,923	3,583
2,717,884	4,037,255	2,490,503	1,637,111
(18,040)	(147,106)	(1,876)	(915)
(1,108)	(4,758)	(2,184)	(717)
2,698,736	3,885,391	2,486,443	1,635,479
(1,998,121)	(2,567,138)	(507,170)	(1,229,726)

30,141,876	45,312,662	30,436,384	15,994,323

(5,041,260)	3,134,159	(6,443,053)	3,999,657
25,100,616	48,446,821	23,993,331	19,993,980
$23,102,495	$45,879,683	$23,486,161	$18,764,254

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	65

Financial Information (continued)

Statement of Changes in Net Assets

	RS Emerging Growth		RS Smaller Company Growth

	For the Year Ended 12/31/07	For the Year Ended 12/31/06	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Operations
Net investment loss	$(7,213,982)	$(10,027,842)	$(2,702,419)	$(2,725,528)
Net realized gain from investments and foreign currency transactions	137,483,199	135,193,693	21,084,983	14,365,675
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(41,900,251)	(49,260,664)	(3,194,379)	(1,201,157)
Net Increase in Net Assets Resulting from Operations	88,368,966	75,905,187	15,188,185	10,438,990
Distributions to Shareholders
Realized gain on investments
Class A	—	—	(18,484,101)	(13,475,777)
Class C	—	—	—	—
Class K	—	—	(4,390)	—
Class Y	—	—	(121,822)	—
Total Distributions	—	—	(18,610,313)	(13,475,777)
Capital Share Transactions
Proceeds from sales of shares	91,867,753	82,317,051	58,174,492	147,088,455
Reinvestment of distributions	—	—	16,553,386	12,198,688
Cost of shares redeemed	(344,292,478)	(350,104,305)	(119,249,454)	(98,900,031)
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(252,424,725)	(267,787,254)	(44,521,576)	60,387,112
Net Increase/(Decrease) in Net Assets	(164,055,759)	(191,882,067)	(47,943,704)	57,350,325
Net Assets
Beginning of year	738,413,462	930,295,529	299,479,243	242,128,918
End of year	$574,357,703	$738,413,462	$251,535,539	$299,479,243
Accumulated Undistributed Net Investment Loss Included in Net Assets	$(3,135,905)	$(419,049)	$(72,723)	$(52,730)
Other Information:
Shares
Sold	2,302,928	2,386,888	2,607,248	6,753,197
Reinvested	—	—	814,624	578,685
Redeemed	(8,878,666)	(10,231,817)	(5,323,827)	(4,609,934)
Net Increase/(Decrease)	(6,575,738)	(7,844,929)	(1,901,955)	2,721,948

The accompanying notes are an integral part of these financial statements.

66	Call 1.800.766.FUND

RS Select Growth		RS MidCap Opportunities

For the Year Ended 12/31/07	For the Year Ended 12/31/06	For the Year Ended 12/31/07	For the Year Ended 12/31/06

$(1,998,121)	$(4,022,445)	$(2,567,138)	$(2,028,497)
30,141,876	41,283,752	45,312,662	24,254,194
(5,041,260)	(17,037,379)	3,134,159	(993,099)
23,102,495	20,223,928	45,879,683	21,232,598

—	—	(42,940,577)	(8,090,784)
—	—	(65,108)	—
—	—	(19,103)	—
—	—	(523,512)	—
—	—	(43,548,300)	(8,090,784)

23,723,231	44,769,965	54,964,143	75,223,698
—	—	41,531,955	7,755,089
(132,322,974)	(235,546,899)	(73,498,833)	(47,082,513)
(108,599,743)	(190,776,934)	22,997,265	35,896,274
(85,497,248)	(170,553,006)	25,328,648	49,038,088

215,325,448	385,878,454	267,808,887	218,770,799
$129,828,200	$215,325,448	$293,137,535	$267,808,887
$(247,684)	$(213,625)	$(63,356)	$(44,854)

880,746	1,968,945	3,462,497	5,302,889
—	—	2,964,384	535,202
(5,070,534)	(10,326,591)	(4,647,062)	(3,328,372)
(4,189,788)	(8,357,646)	1,779,819	2,509,719

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	67

Financial Information (continued)

Statement of Changes in Net Assets (continued)

	RS Growth		RS Technology

	For the Year Ended 12/31/07	For the Year Ended 12/31/06	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Operations
Net investment income/(loss)	$(507,170)	$136,787	$(1,229,726)	$(1,086,253)
Net realized gain from investments and foreign currency transactions	30,436,384	22,340,002	15,994,323	11,117,485
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(6,443,053)	(2,494,237)	3,999,657	(3,335,211)
Net Increase in Net Assets Resulting from Operations	23,486,161	19,982,552	18,764,254	6,696,021
Distributions to Shareholders
Net investment income
Class A	(54,005)	(90,578)	—	—
Class C	(77)	—	—	—
Class K	(36)	—	—	—
Class Y	(883)	—	—	—
Net realized gain on investments
Class A	(31,494,878)	(26,037,421)	(15,764,453)	(8,895,016)
Class C	(44,167)	—	(42,936)	—
Class K	(19,839)	—	(6,467)	—
Class Y	(525,467)	—	(79,495)	—
Total Distributions	(32,139,352)	(26,127,999)	(15,893,351)	(8,895,016)
Capital Share Transactions
Proceeds from sales of shares	28,348,976	16,787,131	35,379,410	20,727,961
Reinvestment of distributions	31,073,433	25,245,843	14,195,414	8,398,297
Cost of shares redeemed	(42,977,446)	(50,702,818)	(36,282,146)	(32,427,139)
Proceeds from shares issued upon merger	—	—	62,495,915	—
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	16,444,963	(8,669,844)	75,788,593	(3,300,881)
Net Increase/(Decrease) in Net Assets	7,791,772	(14,815,291)	78,659,496	(5,499,876)
Net Assets
Beginning of year	191,921,694	206,736,985	84,485,359	89,985,235
End of year	$199,713,466	$191,921,694	$163,144,855	$84,485,359
Distributions in Excess of Net Investment Income Included in Net Assets	$(78,575)	$—	$—	$—
Accumulated Undistributed Net Investment Loss Included in Net Assets	$—	$(7,169)	$(919,365)	$(35,686)
Other Information:
Shares
Sold	1,742,826	1,020,329	1,820,934	1,246,542
Reinvested	2,163,957	1,637,208	818,176	526,870
Redeemed	(2,655,549)	(3,112,803)	(2,074,754)	(1,956,723)
Issued upon merger	—	—	3,422,558	—
Net Increase/(Decrease)	1,251,234	(455,266)	3,986,914	(183,311)

The accompanying notes are an integral part of these financial statements.

68	Call 1.800.766.FUND

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Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period since each Fund’s share class commencement of operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Growth Fund (Class A)
Year Ended 12/31/07	$35.66	$(0.53)	$5.50	$4.97	$—	$—	$—
Year Ended 12/31/06	32.58	(0.48)	3.56	3.08	—	—	—
Year Ended 12/31/05	32.36	(0.50)	0.72	0.22	—	—	—
Year Ended 12/31/04	28.10	(0.50)	4.76	4.26	—	—	—
Year Ended 12/31/03	19.15	(0.35)	9.30	8.95	—	—	—
RS Emerging Growth Fund (Class C)
Period From 09/06/07[1] to 12/31/07[2]	$40.51	$(0.09)	$0.14	$0.05	$—	$—	$—
RS Emerging Growth Fund (Class K)
Period From 01/22/07[1] to 12/31/07[2]	$35.52	$(0.35)	$5.19	$4.84	$—	$—	$—
RS Emerging Growth Fund (Class Y)
Period From 05/01/07[1] to 12/31/07[2]	$37.61	$(0.16)	$3.28	$3.12	$—	$—	$—
RS Smaller Company Growth Fund (Class A)
Year Ended 12/31/07	$21.10	$(0.22)	$1.19	$0.97	$—	$(1.61)	$(1.61)
Year Ended 12/31/06	21.11	(0.19)	1.17	0.98	—	(0.99)	(0.99)
Year Ended 12/31/05	22.57	(0.22)	1.78	1.56	—	(3.02)	(3.02)
Year Ended 12/31/04	20.58	(0.28)	3.39	3.11	—	(1.12)	(1.12)
Year Ended 12/31/03	12.79	(0.23)	8.02	7.79	—	—	—
RS Smaller Company Growth Fund (Class K)
Period From 03/02/07[1] to 12/31/07[2]	$20.92	$(0.05)	$1.14	$1.09	$—	$(1.61)	$(1.61)
RS Smaller Company Growth Fund (Class Y)
Period From 05/01/07[1] to 12/31/07[2]	$22.01	$(0.04)	$0.14	$0.10	$—	$(1.61)	$(1.61)

See notes to Financial Highlights on page 75.

The accompanying notes are an integral part of these financial statements.

70	Call 1.800.766.FUND

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$40.63	13.94%	$563,068	1.47%	1.47%	(1.13)%	(1.13)%	120%
35.66	9.45%	738,413	1.51%	1.52%	(1.21)%	(1.22)%	129%
32.58	0.68%	930,296	1.54%	1.54%	(1.32)%	(1.32)%	95%
32.36	15.16%	1,399,778	1.59%	1.61%	(1.47)%	(1.49)%	156%
28.10	46.74%	1,613,299	1.49%	1.61%	(1.39)%	(1.51)%	190%

$40.56	0.12%	$161	2.07%	2.07%	(1.69)%	(1.69)%	120%

$40.36	13.63%	$64	2.36%	3.64%	(1.96)%	(3.24)%	120%

$40.73	8.30%	$11,064	1.10%	1.11%	(0.67)%	(0.68)%	120%

$20.46	4.64%	$249,795	1.51%	1.52%	(0.94)%	(0.95)%	136%
21.10	4.62%	299,479	1.52%	1.54%	(0.94)%	(0.96)%	151%
21.11	6.74%	242,129	1.55%	1.56%	(1.20)%	(1.21)%	122%
22.57	15.38%	213,767	1.59%	1.60%	(1.31)%	(1.32)%	163%
20.58	60.91%	200,147	1.73%	1.83%	(1.57)%	(1.67)%	220%

$20.40	5.25%	$61	1.90%	3.40%	(1.32)%	(2.82)%	136%

$20.50	0.49%	$1,679	1.25%	1.30%	(0.60)%	(0.65)%	136%

See notes to Financial Highlights on page 75.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	71

Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Select Growth Fund (Class A)
Year Ended 12/31/07	$24.13	$(0.44)	$3.74	$3.30	$—	$—	$—
Year Ended 12/31/06	22.33	(0.45)	2.25	1.80	—	—	—
Year Ended 12/31/05	22.69	(0.47)	0.11	(0.36)	—	—	—
Year Ended 12/31/04	22.36	(0.29)	0.62	0.33	—	—	—
Year Ended 12/31/03	14.16	(0.14)	8.34	8.20	—	—	—
RS Select Growth Fund (Class C)
Period From 11/15/07[1] to 12/31/07[2]	$27.76	$(0.04)	$(0.32)	$(0.36)	$—	$—	$—
RS Select Growth Fund (Class K)
Period From 02/12/07[1] to 12/31/07[2]	$24.77	$(0.13)	$2.68	$2.55	$—	$—	$—
RS MidCap Opportunities Fund (Class A)
Year Ended 12/31/07	$14.17	$(0.12)	$2.58	$2.46	$—	$(2.46)	$(2.46)
Year Ended 12/31/06	13.34	(0.11)	1.38	1.27	—	(0.44)	(0.44)
Year Ended 12/31/05	12.18	(0.09)	1.25	1.16	—	—	—
Year Ended 12/31/04	10.84	(0.08)	1.42	1.34	—	—	—
Year Ended 12/31/03	7.30	(0.06)	3.60	3.54	—	—	—
RS MidCap Opportunities Fund (Class C)
Period From 05/21/07[1] to 12/31/07[2]	$16.14	$(0.08)	$0.45	$0.37	$—	$(2.46)	$(2.46)
RS MidCap Opportunities Fund (Class K)
Year Ended 12/31/07	$14.16	$(1.14)	$3.52	$2.38	$—	$(2.46)	$(2.46)
Period From 12/04/06[1] to 12/31/06[2]	15.09	(0.01)	(0.48)	(0.49)	—	(0.44)	(0.44)
RS MidCap Opportunities Fund (Class Y)
Period From 05/01/07[1] to 12/31/07[2]	$15.44	$(0.06)	$1.29	$1.23	$—	$(2.46)	$(2.46)

See notes to Financial Highlights on page 75.

The accompanying notes are an integral part of these financial statements.

72	Call 1.800.766.FUND

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$27.43	13.68%	$129,812	1.54%	1.55%	(1.14)%	(1.15)%	163%
24.13	8.06%	215,325	1.64%	1.65%	(1.35)%	(1.36)%	195%
22.33	(1.59)%	385,878	1.63%	1.64%	(1.25)%	(1.26)%	184%
22.69	1.48%	953,811	1.58%	1.62%	(1.23)%	(1.27)%	230%
22.36	57.91%	1,089,598	1.48%	1.63%	(0.92)%	(1.07)%	305%

$27.40	(1.30)%	$2	2.14%	2.14%	(1.47)%	(1.47)%	163%

$27.32	10.29%	$14	1.96%	13.29%	(1.53)%	(12.86)%	163%

$14.17	17.53%	$288,956	1.34%	1.39%	(0.89)%	(0.94)%	262%
14.17	9.43%	267,807	1.30%	1.36%	(0.79)%	(0.85)%	214%
13.34	9.52%	218,771	1.34%	1.39%	(0.77)%	(0.82)%	207%
12.18	12.36%	208,554	1.49%	1.64%	(0.88)%	(1.03)%	184%
10.84	48.49%	141,147	1.53%	1.63%	(0.76)%	(0.86)%	253%

$14.05	2.43%	$484	3.13%	3.46%	(2.80)%	(3.13)%	262%

$14.08	16.97%	$138	2.04%	3.67%	(1.65)%	(3.28)%	262%

14.16	(3.32)%	2	1.50%	1.53%	(1.10)%	(1.13)%	214%

$14.21	8.12%	$3,560	1.03%	1.13%	(0.63)%	(0.73)%	262%

See notes to Financial Highlights on page 75.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	73

Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Growth Fund (Class A)
Year Ended 12/31/07	$15.25	$(0.04)	$2.02	$1.98	$—	$(2.80)	$(2.80)
Year Ended 12/31/06	15.85	0.01	1.73	1.74	(0.01)	(2.33)	(2.34)
Year Ended 12/31/05	16.66	(0.03)	1.92	1.89	—	(2.70)	(2.70)
Year Ended 12/31/04	17.32	(0.09)	2.07	1.98	—	(2.64)	(2.64)
Year Ended 12/31/03	12.37	(0.12)	5.57	5.45	—	(0.50)	(0.50)
RS Growth Fund (Class C)
Period From 06/29/07[1] to 12/31/07[2]	$16.64	$(0.03)	$0.54	$0.51	$—	$(2.77)	$(2.77)
RS Growth Fund (Class K)
Year Ended 12/31/07	$15.25	$(0.04)	$1.95	$1.91	$—	$(2.66)	$(2.66)
Period From 11/27/06[1] to 12/31/06[2]	17.43	0.01	0.15	0.16	(0.01)	(2.33)	(2.34)
RS Growth Fund (Class Y)
Period From 05/01/07[1] to 12/31/07[2]	$15.81	$—	$1.46	$1.46	$—	$(2.86)	$(2.86)
RS Technology Fund (Class A)
Year Ended 12/31/07	$15.88	$(0.13)	$3.64	$3.51	$—	$(1.86)	$(1.86)
Year Ended 12/31/06	16.35	(0.20)	1.55	1.35	—	(1.82)	(1.82)
Year Ended 12/31/05	16.02	(0.27)	0.60	0.33	—	—	—
Year Ended 12/31/04	14.93	(0.30)	1.39	1.09	—	—	—
Year Ended 12/31/03	7.55	(0.14)	7.52	7.38	—	—	—
RS Technology Fund (Class C)
Period From 05/02/07[1] to 12/31/07[2]	$16.92	$(0.12)	$2.45	$2.33	$—	$(1.86)	$(1.86)
RS Technology Fund (Class K)
Period From 01/19/07[1] to 12/31/07[2]	$15.59	$(0.09)	$3.80	$3.71	$—	$(1.86)	$(1.86)
RS Technology Fund (Class Y)
Period From 05/01/07[1] to 12/31/07[2]	$16.79	$(0.05)	$2.69	$2.64	$—	$(1.86)	$(1.86)

See notes to Financial Highlights on page 75.

The accompanying notes are an integral part of these financial statements.

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Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[4]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$14.43	13.10%	$196,128	1.29%	1.29%	(0.26)%	(0.26)%	242%
15.25	10.79%	191,915	1.35%	1.35%	0.07%	0.07%	180%
15.85	11.32%	206,737	1.37%	1.37%	(0.19)%	(0.19)%	159%
16.66	11.95%	217,505	1.49%	1.69%	(0.55)%	(0.75)%	163%
17.32	44.24%	223,726	1.58%	1.65%	(0.81)%	(0.88)%	262%

$14.38	3.14%	$268	2.17%	3.83%	(1.14)%	(2.80)%	242%

$14.50	12.63%	$179	1.87%	3.01%	(0.88)%	(2.02)%	242%
15.25	0.73%	7	1.62%	1.62%	0.26%	0.26%	180%

$14.41	9.32%	$3,139	0.99%	0.99%	0.02%	0.02%	242%

$17.53	22.25%	$161,788	1.51%	1.51%	(1.14)%	(1.14)%	134%
15.88	8.19%	84,485	1.62%	1.63%	(1.26)%	(1.27)%	178%
16.35	2.06%	89,985	1.62%	1.62%	(1.54)%	(1.54)%	141%
16.02	7.30%	132,451	1.62%	1.64%	(1.47)%	(1.49)%	143%
14.93	97.75%	241,956	1.57%	1.67%	(1.52)%	(1.62)%	194%

$17.39	13.90%	$457	3.06%	3.30%	(2.65)%	(2.89)%	134%

$17.44	23.93%	$70	2.55%	4.48%	(2.17)%	(4.10)%	134%

$17.57	15.86%	$830	1.16%	1.25%	(0.77)%	(0.86)%	134%

Distributions reflect actual per-share amounts distributed for the period.

1	Commencement of operations.

2	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

3	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

4	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, custody credits, and offset for securities lending fees, if applicable.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to six series offered by the Trust: RS Emerging Growth Fund, RS Smaller Company Growth Fund, RS Select Growth Fund, RS MidCap Opportunities Fund, RS Growth Fund and RS Technology Fund (formerly, The Information Age Fund®), (each a “Fund”, collectively the “Funds”). All of the Funds are registered as diversified funds.

The Funds offer Class A, C, and K shares. RS Emerging Growth Fund, RS Smaller Company Growth Fund, RS MidCap Opportunities Fund, RS Growth Fund and RS Technology Fund also began offering Y shares on May 1, 2007. The classes differ principally in their respective applicable sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights as to matters affecting fewer than all classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector or sectors.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

76	Call 1.800.766.FUND

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodial expenses. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement. Each Fund’s custody credits are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders Distributions from net investment income and net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

j. Temporary Borrowings Effective September 5, 2007, the Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior to September 5, 2007, the Funds shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

Fund	Amount Outstanding at 12/31/07	Average Borrowing*	Average Interest Rate*
RS Emerging Growth Fund	$—	$1,190,428	5.00%
RS Smaller Company Growth Fund	—	—	—
RS Select Growth Fund	—	—	—
RS MidCap Opportunities Fund	—	1,096,468	5.58%
RS Growth Fund	—	8,867	5.76%
RS Technology Fund	—	2,836	5.75%

*	For the year ended December 31, 2007.

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Notes to Financial Statements (continued)

Note 2 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in shares of beneficial interest for the Funds were as follows:

Transactions in Capital Shares

(See Note 2a)

			RS Emerging Growth Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	2,019,943	$81,014,471		2,386,888	$82,317,051
Shares redeemed	(8,872,900)	(344,065,434)		(10,231,817)	(350,104,305)

Net decrease	(6,852,957)	$(263,050,963)		(7,844,929)	$(267,787,254)
Class C
Shares sold	3,966	$165,783		—	$—
Shares redeemed	— (a)	(24)		—	—

Net increase	3,966	$165,759		—	$—
Class K
Shares sold	1,607	$63,943		—	$—
Shares redeemed	(12)	(484)		—	—

Net increase	1,595	$63,459		—	$—
Class Y
Shares sold	277,412	$10,623,556		—	$—
Shares redeemed	(5,754)	(226,536)		—	—

Net increase	271,658	$10,397,020		—	$—

(a)	Rounds to less than one full share.

			RS Smaller Company Growth Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	2,508,706	$55,958,544		6,753,197	$147,088,455
Shares reinvested	808,424	16,427,173		578,685	12,198,688
Shares redeemed	(5,303,981)	(118,807,659)		(4,609,934)	(98,900,031)

Net increase/(decrease)	(1,986,851)	$(46,421,942)		2,721,948	$60,387,112
Class K
Shares sold	2,769	$62,246		—	$—
Shares reinvested	217	4,391		—	—

Net increase	2,986	$66,637		—	$—
Class Y
Shares sold	95,773	$2,153,702		—	$—
Shares reinvested	5,983	121,822		—	—
Shares redeemed	(19,846)	(441,795)		—	—

Net increase	81,910	$1,833,729		—	$—

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Transactions in Capital Shares (continued)

			RS Select Growth Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	880,165	$23,707,307		1,968,945	$44,769,965
Shares redeemed	(5,070,528)	(132,322,773)		(10,326,591)	(235,546,899)

Net decrease	(4,190,363)	$(108,615,466)		(8,357,646)	$(190,776,934)
Class C
Shares sold	73	$2,000		—	$—

Net increase	73	$2,000		—	$—
Class K
Shares sold	508	$13,924		—	$—
Shares redeemed	(6)	(201)		—	—

Net increase	502	$13,723		—	$—

			RS MidCap Opportunities Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	3,066,726	$48,712,637		5,302,764	$75,221,848
Shares reinvested	2,921,742	40,933,604		535,198	7,755,034
Shares redeemed	(4,503,282)	(71,096,525)		(3,328,372)	(47,082,513)

Net increase	1,485,186	$18,549,716		2,509,590	$35,894,369
Class C
Shares sold	30,442	$492,415		—	$—
Shares reinvested	4,010	55,736		—	—
Shares redeemed	(9)	(147)		—	—

Net increase	34,443	$548,004		—	$—
Class K
Shares sold	9,418	$148,695		125	$1,850
Shares reinvested	1,371	19,103		4	55
Shares redeemed	(1,111)	(18,290)		—	—

Net increase	9,678	$149,508		129	$1,905
Class Y
Shares sold	355,911	$5,610,396		—	$—
Shares reinvested	37,261	523,512		—	—
Shares redeemed	(142,660)	(2,383,871)		—	—

Net increase	250,512	$3,750,037		—	$—

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Notes to Financial Statements (continued)

Transactions in Capital Shares (continued)

			RS Growth Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	1,469,494	$23,858,238		1,019,958	$16,780,626
Shares reinvested	2,123,377	30,491,686		1,637,152	25,244,978
Shares redeemed	(2,589,964)	(41,849,845)		(3,112,803)	(50,702,818)

Net increase/(decrease)	1,002,907	$12,500,079		(455,693)	$(8,677,214)
Class C
Shares sold	16,202	$281,482		—	$—
Shares reinvested	2,418	34,556		—	—

Net increase	18,620	$316,038		—	$—
Class K
Shares sold	12,686	$200,277		371	$6,505
Shares reinvested	1,461	20,895		56	865
Shares redeemed	(2,194)	(37,380)		—	—

Net increase	11,953	$183,792		427	$7,370
Class Y
Shares sold	244,444	$4,008,339		—	$—
Shares reinvested	36,701	526,296		—	—
Shares redeemed	(63,391)	(1,090,221)		—	—

Net increase	217,754	$3,444,414		—	$—

			RS Technology Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	1,747,962	$34,000,265		1,246,542	$20,727,961
Shares reinvested	812,061	14,089,250		526,870	8,398,297
Shares redeemed	(2,073,020)	(36,248,086)		(1,956,723)	(32,427,139)
Shares issued upon merger	3,422,418	62,493,360		—	—

Net increase/(decrease)	3,909,421	$74,334,789		(183,311)	$(3,300,881)
Class C
Shares sold	26,736	$523,227		—	$—
Shares reinvested	1,174	20,231		—	—
Shares redeemed	(1,665)	(32,674)		—	—

Net increase	26,245	$510,784		—	$—
Class K
Shares sold	3,553	$68,441		—	$—
Shares reinvested	374	6,467		—	—
Shares redeemed	(68)	(1,362)		—	—
Shares issued upon merger	140	2,555		—	—

Net increase	3,999	$76,101		—	$—
Class Y
Shares sold	42,683	$787,477		—	$—
Shares reinvested	4,567	79,466		—	—
Shares redeemed	(1)	(24)		—	—

Net increase	47,249	$866,919		—	$—

80	Call 1.800.766.FUND

Note 3 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at the following annual rate:

Fund	Investment Advisory Fee Percentage
RS Emerging Growth Fund	0.95%
RS Smaller Company Growth Fund	1.00%
RS Select Growth Fund	1.00%
RS MidCap Opportunities Fund	0.85%
RS Growth Fund	0.80%
RS Technology Fund	1.00%

RS Investments has agreed that, through December 31, 2009, it will not receive annual investment advisory fees from certain Funds in excess of the rates set forth below:

Fund	Rate
RS Smaller Company Growth Fund	0.99%
RS Select Growth Fund	0.99%
RS MidCap Opportunities Fund	0.80%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2008; the terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds’ total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles, interest, taxes, and extraordinary expenses) from exceeding the following annual rates:

Fund	Expense Limitation
RS MidCap Opportunities Fund, Class A	1.49%
RS Growth Fund, Class A	1.49%

RS Investments has agreed through April 30, 2008 to reduce the advisory fee of each of the other classes of shares of such Funds to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares.

In addition, for the year ended December 31, 2007, RS Investments voluntarily waived certain class specific expenses.

RS Investments does not intend to recoup any waived expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees The Funds have entered into an agreement with GIS for distribution services with respect to their shares, and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of

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Notes to Financial Statements (continued)

each Fund. For the year ended December 31, 2007, GIS received distribution fees as follows:

Fund	Annual Rate	Distribution Fees
RS Emerging Growth Fund
Class A	0.25%	$1,589,869
Class C	1.00%	214
Class K	0.65%	186
Class Y	0.00%	—
RS Smaller Company Growth Fund
Class A	0.25%	721,146
Class C	1.00%	—
Class K	0.65%	76
Class Y	0.00%	—
RS Select Growth Fund
Class A	0.25%	438,764
Class C	1.00%	2
Class K	0.65%	28
RS MidCap Opportunities Fund
Class A	0.25%	716,767
Class C	1.00%	1,030
Class K	0.65%	424
Class Y	0.00%	—
RS Growth Fund
Class A	0.25%	477,625
Class C	1.00%	515
Class K	0.65%	557
Class Y	0.00%	—
RS Technology Fund
Class A	0.25%	269,480
Class C	1.00%	1,179
Class K	0.65%	114
Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS may pay out of amounts it receives from the Funds pursuant to the plan amounts payable with respect to expenses incurred by RS Investments under certain circumstances. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2007, PAS received $1,801,845 from GIS as compensation for its services on behalf of the Trust.

The Funds have entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

For the year ended December 31, 2007, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Emerging Growth Fund	$2,203
RS Smaller Company Growth Fund	4,442
RS Select Growth Fund	1,380
RS MidCap Opportunities Fund	8,033
RS Growth Fund	4,521
RS Technology Fund	5,112

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain Class C share redemptions. For the year ended December 31, 2007, GIS received CDSL charges as follows:

Fund	CDSL
RS MidCap Opportunities Fund	$ 1
RS Growth Fund	1
RS Technology Fund	343

Note 4 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 were as follows:

	Ordinary Income Total		Long-Term Capital Gain Total
Fund	2007	2006	2007	2006
RS Emerging Growth Fund	$—	$—	$—	$—
RS Smaller Company Growth Fund	4,934,003	184,776	13,676,310	13,291,001
RS Select Growth Fund	—	—	—	—
RS MidCap Opportunities Fund	26,109,802	—	17,438,498	8,090,839
RS Growth Fund	10,254,563	6,618,942	21,884,789	19,509,057
RS Technology Fund	5,830,717	—	10,062,634	8,895,016

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing

82	Call 1.800.766.FUND

characterizations of distributions made by the Funds. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007 are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Emerging Growth Fund	$—	$—
RS Smaller Company Growth Fund	—	1,372,245
RS Select Growth Fund	—	—
RS MidCap Opportunities Fund	—	3,465,391
RS Growth Fund	658,032	1,285,267
RS Technology Fund	658,856	47,037

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart for capital loss carryovers available to the Funds at December 31, 2007.

During the year ended December 31, 2007, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Emerging Growth Fund	$142,921,342
RS Smaller Company Growth Fund	—
RS Select Growth Fund	30,669,559
RS MidCap Opportunities Fund	—
RS Growth Fund	—
RS Technology Fund	2,948,602

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. See the chart below for deferred net capital and currency losses.

Fund	Amount
RS Emerging Growth Fund	$8,736,398
RS Smaller Company Growth Fund	—
RS Select Growth Fund	1,811,571
RS MidCap Opportunities Fund	—
RS Growth Fund	—
RS Technology Fund	1,930,596

Capital Loss Carryovers

	Expiring
Fund	2008	2009	2010	2014	Total
RS Emerging Growth Fund	$—	$505,722,821	$722,212,997	$—	$1,227,935,818
RS Smaller Company Growth Fund	—	—	—	—	—
RS Select Growth Fund	—	—	—	100,139,373	100,139,373
RS MidCap Opportunities Fund	—	—	—	—	—
RS Growth Fund	—	—	—	—	—
RS Technology Fund	2,814,209	14,653,761	—	—	17,467,970

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Notes to Financial Statements (continued)

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2007, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Emerging Growth Fund	$483,474,748	$93,748,032	$110,710,759	$(16,962,727)
RS Smaller Company Growth Fund	221,738,772	36,563,666	47,809,910	(11,246,244)
RS Select Growth Fund	135,515,295	18,127,559	25,342,423	(7,214,864)
RS MidCap Opportunities Fund	261,823,809	28,217,970	36,296,281	(8,078,311)
RS Growth Fund	177,094,642	20,147,207	22,450,246	(2,303,039)
RS Technology Fund	133,067,291	30,741,275	34,904,901	(4,163,626)

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2007, were as follows:

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
RS Emerging Growth Fund	$759,045,798	$1,044,409,782
RS Smaller Company Growth Fund	370,067,263	434,823,719
RS Select Growth Fund	270,128,389	368,467,296
RS MidCap Opportunities Fund	747,822,976	767,778,092
RS Growth Fund	459,341,177	482,370,221
RS Technology Fund	141,869,740	151,712,788

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically present in domestic investments. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-tomarket daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the applicable Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 6 Fund Merger

On August 24, 2007, RS Technology Fund (formerly, The Information Age Fund® ) acquired the assets and liabilities of RS Internet Age Fund® through a tax-free merger pursuant to a plan of reorganization approved by the Board of Trustees. Shareholders of RS Internet Age Fund® approved the merger at a meeting held on August 6, 2007. The chart below shows a summary of shares outstanding, net assets, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization RS Technology Fund
	RS Internet Age Fund®	RS Technology Fund
Shares outstanding:
Class A	6,543,945	4,322,204	7,744,623
Class K	266	402	542
Net assets:
Class A	$62,493,360	$78,925,416	$141,418,776
Class K	2,555	7,337	9,892
Net asset value per share:
Class A	$9.55	$18.26	$18.26
Class K	9.59	18.24	18.24
Net unrealized appreciation/(depreciation)	$13,428,579	$15,539,776	$28,968,355
Accumulated net realized gain/(loss)	$12,612,457	$10,876,022	$10,876,022

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the

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Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 8 Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain Funds in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, sub-advisers, employees and officers of the Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b) and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15

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Notes to Financial Statements (continued)

of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

Note 9 New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Funds’ tax positions for all open tax years, and concluded that adoption had no effect on the Funds’ financial position or results of operations. At December 31, 2007, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U. S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Funds’ financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Emerging Growth Fund, RS Smaller Company Growth Fund, RS Select Growth Fund, RS MidCap Opportunities Fund, RS Growth Fund, and RS Technology Fund (formerly, The Information Age Fund®) (each constituting a series of the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2007, and the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 28, 2008

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Tax Designation – Unaudited

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2007 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Smaller Company Growth Fund	11.86%
RS MidCap Opportunities Fund	6.87%
RS Growth Fund	35.43%
RS Technology Fund	3.03%

Dividend Received Deduction:

RS Smaller Company Growth Fund	11.74%
RS MidCap Opportunities Fund	7.02%
RS Growth Fund	34.14%
RS Technology Fund	2.22%

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Supplemental Information (unaudited)

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal to Elect Trustees:

Nominee	Votes For	Votes Withheld

Kenneth R. Fitzsimmons, Jr.	678,695,023.578	7,697,070.067

Christopher C. Melvin, Jr.	678,544,709.568	7,847,384.077

Gloria S. Nelund	678,556,615.659	7,835,477.986

Terry R. Otton	678,645,919.260	7,746,174.385

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Supplemental Information (unaudited) (continued)

Approval of the Funds’ Investment Advisory Agreement* (all Funds except RS Select Growth Fund)

The Board of Trustees of the Trust, including all of the Trustees who are not interested persons of the Trust or of RS Investments, met in person on April 30, May 1, and May 24, 2006, to consider approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Funds and RS Investment Management Co. LLC (“RSIM Co.”), the ultimate parent of RS Investment Management, L.P., the Funds’ then-current investment adviser (“RSIM L.P.”). The then-existing investment advisory agreement between the Funds and RSIM, L.P. (the “Then-Existing Advisory Agreement”), was to terminate automatically as a result of its “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) upon the consummation of the transaction between RSIM Co. and Guardian Investor Services LLC (“GIS”). (For ease of reference, each of RSIM L.P. and RSIM Co. is referred to as “RS Investments” herein unless the context otherwise requires.) In determining to approve the New Advisory Agreement between the RS Funds and RS Investments, the Trustees considered that they had approved the continuation of the Then-Existing Advisory Agreement, the terms of which were substantially similar to the New Advisory Agreement, for a one-year period commencing April 1, 2006, at their meeting on February 28 and March 1, 2006. In all of their deliberations, the disinterested Trustees were advised by independent counsel for the disinterested Trustees.

The Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Those representatives also discussed with the Trustees their expectations as to the management and operations of RS Investments after the transaction and the continuing roles of the current portfolio management teams in the management of each of the Funds.

The Trustees considered that it was not anticipated that there would be any change in the personnel who are engaged in the portfolio management of any Fund as a result of the transaction, and that there would be no increase in the advisory fees or the total expenses for current shareholders of any of the existing Funds as a result of the transaction. The Trustees considered the proposed changes in the governance of RSIM Co., but noted that it was not expected that the new Board of Directors would have any substantial role in the day-today portfolio management of the Funds. The Trustees also considered that the combination of the two advisory firms could benefit shareholders of the Funds because RS Investments would, as a result, likely have a larger and more diverse investment management staff to support the Funds’ portfolio management teams. The Trustees also recognized the potential benefits to RS Investments of an additional owner of the firm with greater financial resources than currently were available from its then-current owners. In addition, they recognized that it was possible the Funds over time could experience reduced expenses both because the combined firms may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the size of the Funds and possible reduced expenses through economies of scale.

The Trustees discussed with management and certain portfolio management professionals of RS Investments the expected effect of the transaction on the firm, including the extent to which the transaction is supported by portfolio management personnel. The Trustees considered the likely effect on RS Investments of potential alternative transactions and of maintaining the then-current ownership. The Trustees believed that the transaction offered the best prospects for continued stability of RS Investments in the face of current and expected transitional and generational changes at the firm.

The Trustees also took into consideration the various other arrangements between RSIM Co. and GIS in respect to the transaction, including RSIM Co.’s additional responsibilities relating to the GIS mutual funds, and concluded that it was unlikely that RSIM Co.’s performance of those responsibilities would limit substantially its ability to perform its obligations to the Funds under the New Advisory Agreement.

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On the basis of these factors, the Trustees concluded that it would be in the best interests of each of the Funds to be advised by RSIM Co., employing the Funds’ then-current portfolio management teams, and voted unanimously, including the unanimous vote of the Trustees who are not interested persons of the Funds or of RS Investments or GIS, to approve the New Advisory Agreement in respect to each of the Funds and to recommend to shareholders of each Fund that they approve the Agreement, as well.

Approval of Investment Advisory Agreement*

(RS Select Growth Fund only)

The Board of Trustees of RS Investment Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investments (the “disinterested Trustees”), met in person on August 13 - 14, 2007, to consider the continuation of the investment advisory agreement (the “Advisory Agreement”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Select Growth Fund. RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the Fund.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the Trustees who are not interested persons of the Fund were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fee proposed in connection with the continuation of the Advisory Agreement was reasonable with respect to the Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Fund, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreement, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by Guardian Investors Service LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Fund under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Fund reflect a number of factors. They noted, for example, the generally high quality of the investment management team at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for the Fund

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

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Supplemental Information (unaudited) (continued)

compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Fund in comparison to the peer funds. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds. The Trustees considered the total expense ratio of the Fund and compared such expense ratio to the ratios of other funds in the Fund’s peer group. They also noted in this regard that the Fund’s recently renegotiated custodial arrangements were likely to result in substantial savings to the Fund in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Fund, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Fund, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement,

showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Fund. RS Investments also furnished a detailed profitability analysis with respect to RS Select Growth Fund for the year ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer also reported on the profitability level for the Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Fund grows and whether a reduction in the advisory fee paid by the Fund by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Fund enable RS Investments to devote greater resources to the management of the Fund, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Fund are likely to benefit to some degree to the extent that the expenses of the Fund are reduced over time simply by virtue of its increased size, even in the absence of management fee reductions. The Trustees also considered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Fund specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Fund

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grows in size. The Trustees noted that the Fund has already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Fund’s portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Fund. The Trustees considered the performance of the Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff.

The Trustees reviewed performance information for the Fund for various periods. That review included an examination of comparisons of the performance of the Fund to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Fund compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had noted specifically that the Fund had previously underperformed in a number of periods, but also noted recent changes in the investment strategy and portfolio management team for the Fund, and that investment performance appeared to have improved in very recent periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Fund’s (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Fund also benefited from them.

The Trustees considered generally the nature and quality of the administrative services provided to the Fund by RS Investments, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

•

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Fund. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

•	RS Investments has been responsive to concerns raised by the Trustees in the past year, including as to RS Select Growth Fund.

•	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

•	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Fund.

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Supplemental Information (unaudited) (continued)

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreement, including the advisory fee proposed in connection with that continuation for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-766-FUND [3863].

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-766-FUND [3863]; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since June 2001	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006- March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

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Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-766-FUND [3863], or on our Web site at http://www.RSinvestments.com.

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RS Funds

Phone: 1-800-766-FUND (3863)
Web: www.RSinvestments.com
E-mail: funds@rsinvestments.com

24-Hour Account Access

Phone: 1-800-766-FUND (3863), Option 3
Web: Enter ***My Account*** on RS Investments' Web Site

RS Funds

Fund Name (Date of Inception) Ticker Symbol (Class A shares)	**Fund Overview**	**Portfolio Manager(s)**
Growth Funds: Access to dynamic growth companies		
RS Emerging Growth Fund (11/30/07) RSEGX	Invests in small-cap growth companies in their early growth stages	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Smaller Company Growth Fund (08/15/96) RSSGX	Invests in small-cap growth companies with strong growth potential	Scott Tracy, Bill Wolfenden
RS Select Growth Fund (08/01/96) RSDGX	Focuses on 40-60 small-cap growth stocks with proven business models	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS MidCap Opportunities Fund (07/12/95) RSMOX	Invests in mid-cap growth companies diversified across growth sectors of the US economy	John Seabern, John Wallace
RS Growth Fund (05/12/92) RSGRX	Invests in larger growth companies diversified across growth sectors of the US economy	John Seabern, John Wallace
RS Technology Fund (11/15/95) RSIFX	Focuses on the technology sector across all market-caps	Steve Bishop, Allison Thacker
Value Funds: Access to undervalued companies undergoing structural change		
RS Partners Fund (07/12/95) RSPFX	Invests in small-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Value Fund (06/30/93) RSVAX	Invests in mid-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Investors Fund (11/15/05) RSINX	Concentrated portfolio of value stocks featuring the RS Value Team's strongest investment ideas	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Global Natural Resources Fund (11/15/95) RSNRX	Invests in a diversified portfolio of companies with superior natural resource assets and demonstrated histories of prudent capital allocation	MacKenzie Davis, Andy Pilara, Ken Settles
RS Large Cap Value Fund (02/03/03)* RLCVX	Invests in large-cap companies believed to be undervalued	Thomas Cole, Thomas Digenan, Scott Hazen, John Leonard
Core Equity Funds: All-weather equity		
RS Small Cap Core Equity Fund (05/01/97)* GPSCX	Invests in companies across the US small-cap market	Matthew Ziehl
RS Core Equity Fund (06/01/72)* GPAFX	A diversified large-cap equity fund seeking companies with strong competitive advantages	Mani Govil
RS Equity Dividend Fund (07/31/07) REDAX	Invests in companies with growing dividends and long-term growth potential	Raymond Anello
RS S&P 500 Index Fund (08/07/00)* GUSPX	Tracks the investment performance of the S&P 500 Index, which emphasizes large-cap companies	Jonathan Jankus, Stewart Johnson
RS Asset Allocation Fund (02/16/93)* GUAAX	A 'fund of funds', strategically invested in a mix of equity and fixed income securities	Jonathan Jankus, Stewart Johnson
International Funds: International diversification		
RS International Growth Fund (02/16/93)* GUBGX	Invests in international growth companies	R. Robin Menzies
RS Emerging Markets Fund (05/01/97)* GBEMX	Invests in growth companies in emerging markets	Edward Hocknell
Fixed Income Funds: Current income and total return potential		
RS Investment Quality Bond Fund (02/16/93)* GUIQX	A diversified portfolio of generally intermediate duration (3 - 10 years) investment-grade bonds	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (07/30/03)* RLDAX	A diversified portfolio of generally short duration (1 -3 years) investment-grade debt securities	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (09/01/98)* GUHYX	A diversified portfolio of debt securities rated below investment grade	Ho Wang
RS Tax-Exempt Fund (02/16/93)* GUTEX	A diversified portfolio of tax-exempt municipal obligations	Alexander Grant, Jr.
RS Money Market Fund (11/03/82)* GCMXX	A diversified portfolio of money market instruments	Alexander Grant, Jr.

Featured in this report

* The date of inception is that of the predecessor Fund.

Refer to the prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we mail only one copy of a Fund's prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Annual report.)

388 Market Street San Francisco CA 94111	www.RSinvestments.com	Call 800-766-FUND

EB-015097 (12/07) AR711_G

07	ANNUAL REPORT

07 ANNUAL REPORT

Value Funds

RS Partners Fund

RS Value Fund

RS Investors Fund

RS Global Natural Resources Fund

RS Large Cap Value Fund

12.31.07

Class A, B, C, K and Y Shares

Performance Update Average Annual Returns as of 12/31/07

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds
RS Partners Fund[1], Class A	RSPFX	07/12/95
without sales charge			-3.78%	6.20%	21.20%	11.83%	14.42%
with maximum sales charge			-8.35%	4.49%	20.02%	11.29%	13.97%
RS Partners Fund, Class K	RSPKX	10/13/06
without sales charge			-4.22%	—	—	—	0.24%
RS Partners Fund, Class Y†	RSPYX	05/01/07
without sales charge			—	—	—	—	-10.65%
RS Value Fund, Class A	RSVAX	06/30/93
without sales charge			3.76%	10.48%	23.68%	10.70%	8.53%
with maximum sales charge			-1.17%	8.70%	22.49%	10.16%	8.16%
RS Value Fund, Class C†	RVACX	05/01/07
without sales charge			—	—	—	—	-6.05%
with sales charge			—	—	—	—	-6.92%
RS Value Fund, Class K	RSVKX	12/04/06
without sales charge			3.35%	—	—	—	3.06%
RS Value Fund, Class Y†	RSVYX	05/01/07
without sales charge			—	—	—	—	-5.41%
RS Investors Fund, Class A	RSINX	11/15/05
without sales charge			-0.72%	—	—	—	9.74%
with maximum sales charge			-5.46%	—	—	—	7.25%
RS Investors Fund, Class C†	RIVCX	07/24/07
without sales charge			—	—	—	—	-7.61%
with maximum sales charge			—	—	—	—	-8.37%
RS Investors Fund, Class K†	RSIKX	01/03/07
without sales charge			—	—	—	—	-1.10%
RS Investors Fund, Class Y†	RSIYX	05/01/07
without sales charge			—	—	—	—	-6.98%

†

RS Partners Fund Class Y shares (Inception date 05/01/07), RS Value Fund Class C and Y shares (Inception dates are: 05/01/07 and 05/01/07, respectively), and RS Investors Fund Class C, K, and Y shares (Inception dates are: 07/24/07, 01/03/07, and 05/01/07, respectively), “since inception” returns are not annualized and represent cumulative total returns.

1	RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See “Other Information About Purchasing Shares” on page 121 of the prospectus for Class A, B, C and K shares (page 54 of the prospectus for Class Y shares).

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio for RS Partners Fund Class A, K, and Y shares are 1.50%, 1.95%, and 1.22%, respectively; for RS Value Fund Class A, C, K, and Y shares are 1.34%, 2.10%, 1.80%, and 1.07%, respectively; for RS Investors Fund Class A, C, K, and Y shares are 1.59%, 2.35%, 2.05%, and 1.32%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

Performance Update Average Annual Returns as of 12/31/07

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds
RS Global Natural Resources Fund, Class A	RSNRX	11/15/95
without sales charge			32.07%	26.63%	31.15%	16.52%	15.02%
with maximum sales charge			25.79%	24.60%	29.89%	15.95%	14.56%
RS Global Natural Resources Fund, Class C†	RGNCX	05/01/07
without sales charge			—	—	—	—	14.84%
with sales charge			—	—	—	—	13.84%
RS Global Natural Resources Fund, Class K	RSNKX	12/04/06
without sales charge			31.37%	—	—	—	23.20%
RS Global Natural Resources Fund, Class Y†	RSNYX	05/01/07
without sales charge			—	—	—	—	15.76%
RS Large Cap Value Fund, Class A	RLCVX	02/03/03
without sales charge			-0.01%	8.81%	—	—	14.22%
with maximum sales charge			-4.73%	7.06%	—	—	13.09%
RS Large Cap Value Fund, Class B	RLVBX	02/03/03
without sales charge			-0.78%	8.02%	—	—	13.38%
with sales charge			-3.36%	7.49%	—	—	13.26%
RS Large Cap Value Fund, Class C	RLCCX	02/03/03
without sales charge			-0.78%	8.02%	—	—	13.38%
with sales charge			-1.63%	8.02%	—	—	13.38%
RS Large Cap Value Fund, Class K	RLCKX	02/03/03
without sales charge			-0.34%	8.49%	—	—	13.90%

†	RS Global Natural Resources Fund Class C and Y shares (Inception dates are: 05/01/07 and 05/01/07, respectively) “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Performance shown for RS Large Cap Value Fund includes performance of its predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio for RS Global Natural Resources Fund Class A, C, K, and Y shares are 1.51%, 2.27%, 1.97%, and 1.23%, respectively; for RS Large Cap Value Fund Class A, B, C, and K shares are 1.35%, 2.11%, 2.11%, and 1.64%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	1

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Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or UBS Global Asset Management (Americas) Inc. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

†	RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See “Other Information About Purchasing Shares” on page 121 of the prospectus for Class A, B, C and K shares (page 54 of the prospectus for Class Y shares).

www.RSinvestments.com	3

Highlights

Lipper Rankings and Morningstar Ratings

The following RS Funds were ranked in the Top Quartile of their peer groups by Lipper1 for one or more of the one-, five- and ten-year periods ending 12/31/07. Rankings are based on total returns. Additionally some of these RS Funds received Four-Star Overall Morningstar Ratings™2 (including the effects of sales charges, loads, and redemption fees). The ratings are based on risk-adjusted returns as of 12/31/07.

RS Fund	1-Year	5-Year	10-Year	Overall Morningstar Rating™

Growth
RS Emerging Growth Fund	Lipper Category: Small-Cap Growth			without sales charge	(out of 671 small growth funds)
	1st 142/591	2nd 151/394	2nd 46/179	including the effect of sales charges, loads, and redemption fees	(out of 671 small growth funds)
RS Select Growth Fund	Lipper Category: Small-Cap Growth			without sales charge	(out of 671 small growth funds)
	2nd 152/591	3rd 271/394	1st 42/179	including the effect of sales charges, loads, and redemption fees	(out of 671 small growth funds)
RS MidCap Opportunities Fund	Lipper Category: Mid-Cap Growth			without sales charge	(out of 811 mid-cap growth funds)
	2nd 246/601	1st 95/404	2nd 58/170	including the effect of sales charges, loads, and redemption fees	(out of 811 mid-cap growth funds)
RS Growth Fund	Lipper Category: Multi-Cap Growth			without sales charge	(out of 1,449 large growth funds)
	3rd 285/518	1st 76/339	2nd 70/146	including the effect of sales charges, loads, and redemption fees	(out of 1,449 large growth funds)
RS Technology Fund	Lipper Category: Science and Technology			without sales charge	(out of 269 specialty-technology funds)
	1st 52/269	1st 15/223	1st 10/55	including the effect of sales charges, loads, and redemption fees	(out of 269 specialty-technology funds)
Value
RS Partners Fund	Lipper Category: Small-Cap Core			without sales charge	(out of 520 small blend funds)
	3rd 495/775	1st 24/478	1st 18/169	including the effect of sales charges, loads, and redemption fees	(out of 520 small blend funds)
RS Value Fund	Lipper Category: Mid-Cap Value			without sales charge	(out of 420 mid-cap blend funds)
	2nd 104/313	1st 10/194	2nd 20/59	including the effect of sales charges, loads, and redemption fees	(out of 420 mid-cap blend funds)
Core Equity
RS Small Cap Core Equity Fund	Lipper Category: Small-Cap Core			without sales charge	(out of 671 small growth funds)
	1st 143/775	3rd 280/478	3rd 120/169	including the effect of sales charges, loads, and redemption fees	(out of 671 small growth funds)
RS Core Equity Fund	Lipper Category: Large-Cap Core			without sales charge	(out of 1,623 large blend funds)
	1st 31/835	2nd 217/572	4th 238/287	including the effect of sales charges, loads, and redemption fees	(out of 1,623 large blend funds)
International
RS Emerging Markets Fund	Lipper Category: Emerging Markets			without sales charge	(out of 206 diversified emerging market funds)
	1st 37/254	1st 25/167	1st 19/91	including the effect of sales charges, loads, and redemption fees	(out of 206 diversified emerging market funds)
Fixed Income
RS Tax-Exempt Fund	Lipper Category: General Municipal			without sales charge	(out of 252 muni national long funds)
	3rd 127/237	1st 50/211	1st 12/143	including the effect of sales charges, loads, and redemption fees	(out of 252 muni national long funds)

Performance quoted represents past performance and does not guarantee future results.

4	Call 1.800.766.FUND

Four time winner — RS Receives 2007 Dalbar Service Award

RS Investments received Dalbar’s Service Award for the fourth year in a row! The award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. Dalbar is a leading financial services consulting firm committed to raising the standards of excellence in the financial service industry.

RS Investments Recognized for Excellence in Shareholder Communications for Fourth Time.

The Mutual Fund Education Alliance awarded RS Investments an “Honorable Mention” for our ‘Special Communications’ entry of our Strategy Brochures. They were noted by MFEA members as a “very effective, consistent and comprehensive communication.” The annual STAR (Shareholder Trust and Responsibility) Awards program recognizes mutual fund firms for outstanding shareholder communications, education, and support. Each year the MFEA examines the best educational materials, both in print and electronic, in the mutual fund industry and then asks industry judges to select from the best. In 2007, 29 different companies were recognized for excellence in 32 categories ranging from best annual report to best online innovation. Past awards for RS Investments have gone to entries in the ‘online innovation’ and ‘shareholder newsletter online version’ categories.

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2008 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2008 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com. Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

2

© 2008 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

Please note, some of the Morningstar proprietary calculations, including the Morningstar Rating™, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar Rating™ based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

RS Emerging Growth Fund was rated against the following numbers of U.S.-domiciled Small Growth funds over the three-, five-, and 10-year periods: 671, 556, and 258, respectively. With respect to these Small Growth funds, RS Emerging Growth Fund received a Morningstar Rating of 2, 3, and 2 stars (and 3, 3, and 2 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Select Growth Fund was rated against the following numbers of U.S.-domiciled Small Growth funds over the three-, five-, and 10-year periods: 671, 556, and 258, respectively. With respect to these Small Growth funds, RS Select Growth Fund received a Morningstar Rating of 2, 2, and 3 stars (and 3, 2, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS MidCap Opportunities Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Growth funds over the three-, five-, and 10-year periods: 811, 682, and 291, respectively. With respect to these Mid-Cap Growth funds, RS MidCap Opportunities Fund received a Morningstar Rating of 3 stars (and 3, 4, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Growth Fund was rated against the following numbers of U.S.-domiciled Large Growth funds over the three-, five-, and 10-year periods: 1,449, 1,215, and 554, respectively. With respect to these Large Growth funds, RS Growth Fund received a Morningstar Rating of 3, 4, and 3 stars (and 4, 5, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Technology Fund was rated against the following numbers of U.S.-domiciled Specialty-Technology funds over the three-, five-, and 10-year periods: 269, 245, and 64, respectively. With respect to these Specialty-Technology funds, RS Technology Fund received a Morningstar Rating of 3, 4, and 3 stars (and 3, 4, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Partners Fund was rated against the following numbers of U.S.-domiciled Small Blend funds over the three-, five-, and 10-year periods: 520, 409, and 164, respectively. With respect to these Small Blend funds, RS Partners Fund received a Morningstar Rating of 2, 5, and 4 stars (and 3, 5, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Value Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Blend funds over the three-, five-, and 10-year periods: 420, 336, and 143, respectively. With respect to these Mid-Cap Blend funds, RS Value Fund received a Morningstar Rating of 3, 5, and 3 stars (and 4, 5, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Small Cap Core Equity Fund was rated against the following numbers of U.S.-domiciled Small Growth funds over the three-, five-, and 10-year periods: 671, 556, and 258, respectively. With respect to these Small Growth funds, RS Small Cap Core Equity Fund received a Morningstar Rating of 2, 2, and 3 stars (and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Core Equity Fund was rated against the following numbers of U.S.-domiciled Large Blend funds over the three-, five-, and 10-year periods: 1,623, 1,278, and 594, respectively. With respect to these Large Blend funds, RS Core Equity Fund received a Morningstar Rating of 4, 2, and 1 stars (and 5, 3, and 1 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Emerging Markets Fund was rated against the following numbers of U.S.-domiciled Diversified Emerging Markets funds over the three-, five-, and 10-year periods: 206, 187, and 103, respectively. With respect to these Diversified Emerging Markets funds, RS Emerging Markets Fund received a Morningstar Rating of 4, 3, and 4 stars (and 5, 4, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Tax-Exempt Fund was rated against the following numbers of U.S.-domiciled Muni National Long funds over the three-, five-, and 10-year periods: 252, 244, and 192, respectively. With respect to these Muni National Long funds, RS Tax-Exempt Fund received a Morningstar Rating of 2, 3, and 3 stars (and 3, 3, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively.

Performance quoted represents past performance and does not guarantee future results.

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CEO’s Letter

Terry R. Otton

CEO, RS Investments

Dear Fellow Shareholders,

Thank you for taking the time to read our 2007 Annual Report. Inside, you’ll find insightful detail from your portfolio management teams regarding your investments with RS. The letters within this report illuminate the depth of research that goes into your funds and illustrate why we believe fundamental research and investment discipline are critical inputs to your portfolio, particularly during volatile markets such as 2007 (and, so far, in 2008).

Market Overview

After performing well during the first half of the year, the equity and fixed income markets closed out 2007 amid rising uncertainty and considerable volatility. The driving influence was continued fallout from the sub-prime mortgage debacle, the drying up of available credit, and the potential spillover effects these issues may have on housing values, consumer spending, and the economy as a whole.

Through a year marked by extremes, reflecting both excessive optimism and pessimism, the main proxy for the large cap US market, the S&P 500 Index, closed up 5.49% for the year, while the small cap market, as evidenced by the Russell 2000 Index, lost 1.57%.

Upon close examination into the style differences in the equity markets, the tale was quite different. Growth outperformed value for the first time since 1999, led by strong gains in the technology sector, while value was pulled down by weak financials. These contrasting sectors contributed to the small cap growth index’s 16.83% difference in performance over the small cap value index (7.05% for Russell 2000 Growth Index versus -9.78% for the Russell 2000 Value Index).

Investors who have been in the market for longer periods know that investment styles are cyclical. Arguments in favor of value versus growth, large versus small, domestic versus international and equity versus fixed income are blunted with the passage of time. As we all well know, each asset class has played an important role in overall returns over time. Changing leadership among these important asset classes underscores the importance of a well-diversified

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portfolio, with ownership of each of these major asset classes being considered. The “right” amount, of course, depends on the individual and can be arrived at with the informed help of your financial adviser.

RS Investments: Specialization and Experience

The RS fund family offers funds from a broad spectrum of investment options across major asset classes. We’ve organized our business into distinct investment specializations — across growth, core, value, international, and fixed income — so that we can deliver significant expertise within each asset class.

We believe this approach delivers exceptional value to our clients. You can be assured that each deep and experienced investment team remains focused on its expertise and that we hold our teams accountable to the highest investment standards. Your benefit lies in the fact that you can hire specialized experts to serve each important component of your investment portfolio — with one fund family. Across our product platform, you’re hiring skilled and experienced teams to invest on your behalf.

We continue to invest heavily in our core capabilities: research and portfolio management. Last year alone, we hired seven analysts across our distinct investment teams, bringing the total number of investment professionals to 33 within Core, Growth, and Value teams. Additionally, in 2007, we established portfolio management teams on several of our growth products, which empowered those investment professionals closest to the information to make portfolio decisions.

The sub-advisers to the RS Funds also made substantial investments in their core capabilities. Guardian, our fixed-income sub-adviser, and Baillie Gifford, our international sub-adviser totaled 28 and 13 investment professionals, respectively.

We aim to set new and higher standards of investment excellence by adopting industry best practices and fine-tuning them within our time-tested investment processes.

What was the result of all our efforts? We believe we made an exceptional investment management team even stronger. Our quest toward that end will continue.

It’s what has brought us to where we are today and it’s what will allow us to earn your continued trust and business long into the future.

Performance Update†

Despite the challenging market environment in 2007, RS funds performed well and within our expectations. Value funds started the year strong, yet struggled against significant headwinds in the latter half of the year. Overall, in the face of a challenging market, we are pleased with their resilience. In the face of this difficulty, the team continues to have confidence in the companies within its portfolios, many of which are now trading at their most attractive valuations in years.

Supported by growth tailwinds and augmented by strong research and stock selection, 83% of the RS growth funds (Class A shares) outperformed their respective growth benchmarks for the year.

Core equity funds delivered strong full-year performance as well. RS Core Equity Fund handily beat its large cap benchmark for the year and RS Small Cap Core Equity Fund delivered strong performance, outperforming its benchmark.

RS fixed income funds’ conservative stance averted many of the subprime-related issues in the fixed income markets. The Lehman Aggregate Bond Index outperformed the S&P 500 Index for the year, reflecting the uncertainty in the equity markets and investors’ flight for safety toward the latter half of the year.

RS international and emerging markets funds finished the year with double digit gains. RS Emerging Markets Fund, in particular, posted strong returns as the countries with fast-developing economies led worldwide investment results.

Notable Recognitions

Institutional Investor recently recognized Mani Govil, portfolio manager of RS Core Equity Fund and leader of the Core Equity Team, as one of the “Rising Stars” of the mutual fund business. The publication placed Mani in rarefied company — one of only 20 named among many thousands in our industry.*

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CEO’s Letter (continued)

The recognition couldn’t be more deserved. Mani has accomplished so much in his eleven year investment career. We are fortunate to have his talent, passion and enthusiasm focused on our shareholders’ success. Since assuming management of the Fund in August 2005, Mani has shaped a formidable investment team and carried out a well-defined investment process. The results speak for themselves: based on total returns, the RS Core Equity Fund (Class A shares) has performed within the top 4% and 7% of its Lipper large cap core peers over the one- and three-year periods, respectively (and top 38% and 83% for the five- and 10-year periods, respectively. See previous page for additional ranking information.). A quest for risk-adjusted returns, detailed research and strong team involvement are hallmarks of Mani’s style and we’re proud to have him on our team.

Dalbar, a well-known financial services consulting firm, recently awarded RS Investments the “Dalbar Service Award” for providing exceptional service to our shareholders. This is the fourth consecutive year RS has received this distinction. We’re honored by Dalbar’s continuing recognition of our efforts to serve our shareholders with excellence.

Experience Counts

So far, 2008 has proven to be a challenging environment. With the market selling off one day only to surge the next, it certainly has made for an unsettling near-term investing experience. In times like these, it’s worth mentioning that RS Investments has experienced all kinds of market environments during its 22 years in business. Each of our specialized investment teams at RS averages anywhere between 12 and 28 years’ experience in the industry. Across the entire RS fund family, 74 investment professionals work on your behalf. Each market cycle has its own unique circumstances and the value of time-tested experience is immeasurable. We hope you’ll take some comfort in knowing that your assets are invested by true professionals in every sense of the word.

From all of us at RS Investments, we wish you a healthy and prosperous 2008. Thank you for the trust you’ve placed in us.

Sincerely,

Terry R. Otton

Chief Executive Officer

RS Investments

† See next page for performance information.

*Nominees are submitted by professionals throughout the mutual fund industry and are vetted and selected by Institutional Investor’s editorial staff. According to Institutional Investor, the selected individuals meet the criteria of having demonstrated expertise, dedication and consistency in their careers, indicating they will likely be the trendsetters of the future. The winning nominees manage and contribute to the management of funds at firms overseeing a total of more than $400 billion in assets and investments. Their specializations include annuities, fixed income, international equities, separately-managed accounts, retail and institutional accounts, retirement accounts, fund administration and technology.

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Performance Update, Class A Shares (as of 12/31/07)

Fund (Inception Date)	1-Year	3-Year	5-Year	10-Year	Since Inception
RS Emerging Growth Fund (11/30/87)
without sales charge	13.94%	7.88%	16.23%	9.61%	15.36%
with maximum sales charge	8.52%	6.15%	15.11%	9.08%	15.08%
Russell 2000® Growth Index	7.05%	8.11%	16.50%	4.32%	9.30%
RS Smaller Company Growth Fund (08/15/96)
without sales charge	4.64%	5.33%	16.75%	8.82%	11.18%
with maximum sales charge	-0.32%	3.63%	15.62%	8.29%	10.70%
Russell 2000 Growth Index	7.05%	8.11%	16.50%	4.32%	5.63%
RS Select Growth Fund (08/01/96)
without sales charge	13.68%	6.53%	14.14%	9.83%	13.17%
with maximum sales charge	8.29%	4.82%	13.03%	9.30%	12.68%
Russell 2500® Growth Index	9.69%	10.03%	17.43%	6.62%	8.11%
Russell 2000 Growth Index	7.05%	8.11%	16.50%	4.32%	5.90%
RS MidCap Opportunities Fund (07/12/95)
without sales charge	17.53%	12.10%	18.64%	9.28%	12.08%
with maximum sales charge	11.92%	10.29%	17.50%	8.76%	11.64%
Russell Midcap® Growth Index	11.43%	11.39%	17.90%	7.59%	9.78%
RS Growth Fund (05/12/92)
without sales charge	13.10%	11.73%	17.63%	6.57%	11.85%
with maximum sales charge	7.73%	9.94%	16.49%	6.05%	11.51%
Russell 1000® Growth Index	11.81%	8.68%	12.11%	3.83%	8.71%
RS Technology Fund (11/15/95) (formerly The Information Age Fund®)
without sales charge	22.25%	10.52%	23.42%	9.99%	10.17%
with maximum sales charge	16.46%	8.74%	22.22%	9.45%	9.73%
S&P 500® Index	5.49%	8.62%	12.83%	5.91%	9.56%
S&P GSTITM Composite Index	16.27%	8.56%	15.06%	5.41%	8.55%
RS Partners Fund (07/12/95)
without sales charge	-3.78%	6.20%	21.20%	11.83%	14.42%
with maximum sales charge	-8.35%	4.49%	20.02%	11.29%	13.97%
Russell 2000® Value Index	-9.78%	5.27%	15.80%	9.06%	12.03%
RS Value Fund (06/30/93)
without sales charge	3.76%	10.48%	23.68%	10.70%	8.53%
with maximum sales charge	-1.17%	8.70%	22.49%	10.16%	8.16%
Russell Midcap® Value Index	-1.42%	10.11%	17.92%	10.18%	12.95%
RS Investors Fund (11/15/05)
without sales charge	-0.72%	—	—	—	9.74%
with maximum sales charge	-5.46%	—	—	—	7.25%
Russell 3000® Value Index	-1.01%	—	—	—	10.66%
Russell 3000® Index	5.14%	—	—	—	10.70%
S&P 500® Index	5.49%	—	—	—	10.80%
RS Global Natural Resources Fund (11/15/95)
without sales charge	32.07%	26.63%	31.15%	16.52%	15.02%
with maximum sales charge	25.79%	24.60%	29.89%	15.95%	14.56%
S&P 500® Index	5.49%	8.62%	12.83%	5.91%	9.56%
Lipper Natural Resources Index	39.64%	32.99%	32.05%	15.76%	17.27%
S&P GSSITM Natural Resources Index	34.44%	28.99%	29.15%	12.80%	N/A
RS Large Cap Value Fund (02/03/03)
without sales charge	-0.01%	8.81%	—	—	14.22%
with maximum sales charge	-4.73%	7.06%	—	—	13.09%
Russell 1000® Value Index	-0.17%	9.32%	—	—	15.36%
RS Small Cap Core Equity Fund (05/01/97)
without sales charge	4.84%	6.96%	15.00%	7.03%	9.66%
with maximum sales charge	-0.12%	5.24%	13.89%	6.51%	9.17%
Russell 2000® Index	-1.57%	6.80%	16.25%	7.08%	9.09%
RS Core Equity Fund (06/01/72)
without sales charge	14.78%	11.70%	12.23%	3.46%	12.92%
with maximum sales charge	9.34%	9.91%	11.14%	2.96%	12.77%
S&P 500® Index (“Since Inception” performance from 5/31/72)	5.49%	8.62%	12.83%	5.91%	11.07%

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio for the Class A shares of the RS Funds are: RS Emerging Growth Fund (1.49%), RS Smaller Company Growth Fund (1.51%), RS Select Growth Fund (1.62%), RS MidCap Opportunities Fund (1.33%), RS Growth Fund (1.33%), RS Technology Fund (1.61%), RS Partners Fund (1.50)%, RS Value Fund (1.34%), RS Investors Fund (1.59%), RS Global Natural Resources Fund (1.51%), RS Large Cap Value Fund (1.35%), RS Small Cap Core Equity Fund (1.26%), and RS Core Equity Fund (0.94%). The performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% that became effective on October 9, 2006. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. A “deferred sales charge” also known as “back end load” or “CDSC” is incurred when liquidating an A share purchase over $1 million, for example, before a specified holding period. Any sales charges are in addition to the fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

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CEO’s Letter (continued)

Performance Update, Class A Shares (as of 12/31/07)

Fund (Inception Date)	1-Year	3-Year	5-Year	10-Year	Since Inception
RS S&P 500 Index Fund (08/07/00)
without sales charge	4.86%	8.06%	12.21%	—	1.16%
with maximum sales charge	1.72%	6.96%	11.51%	—	0.75%
S&P 500® Index	5.49%	8.62%	12.83%	—	1.61%
RS Equity Dividend Fund* (07/31/07)
without sales charge	—	—	—	—	-4.42%
with maximum sales charge	—	—	—	—	-8.97%
Dow Jones U.S. Select Dividend Index	—	—	—	—	-3.30%
RS International Growth Fund (02/16/93)
without sales charge	14.17%	17.36%	19.31%	6.54%	8.62%
with maximum sales charge	8.73%	15.48%	16.17%	6.02%	8.26%
MSCI EAFE Growth Index	16.84%	17.66%	20.25%	6.75%	7.71%
RS Emerging Markets Fund (05/01/97)
without sales charge	43.72%	39.75%	38.93%	16.53%	14.51%
with maximum sales charge	36.88%	37.50%	37.59%	15.96%	13.99%
MSCI EMF Index	39.78%	35.60%	37.46%	14.53%	11.38%
RS Investment Quality Bond Fund (02/16/93)
without sales charge	5.73%	3.95%	4.09%	5.45%	5.51%
with maximum sales charge	1.74%	2.64%	3.30%	5.04%	5.24%
Lehman Brothers Aggregate Bond Index	6.97%	4.56%	4.42%	5.97%	6.35%
RS Low Duration Bond Fund (07/30/03)
without sales charge	5.29%	3.58%	—	—	2.95%
with maximum sales charge	2.88%	2.79%	—	—	2.43%
Lehman Brothers U.S. Government 1-3 Year Bond Index	7.10%	4.29%	—	—	3.35%
RS High Yield Bond Fund (09/01/98)
without sales charge	1.04%	4.45%	8.36%	—	5.05%
with maximum sales charge	-2.73%	3.11%	7.54%	—	4.62%
Lehman Brothers Corporate High Yield Index	1.87%	5.40%	10.91%	—	6.03%
RS Tax-Exempt Fund (02/16/93)
without sales charge	1.47%	3.49%	4.03%	4.95%	4.94%
with maximum sales charge	-2.31%	2.17%	3.24%	4.55%	4.67%
Lehman Brothers Municipal Bond Index	3.36%	3.91%	4.30%	5.17%	5.78%
RS Money Market Fund (09/13/82)
without sales charge	4.45%	3.70%	2.40%	3.10%	4.87%
Lehman Brothers 3-Month T-Bill Index (“Since Inception” performance from 8/31/82)	5.11%	4.35%	3.09%	3.80%	5.42%
RS Asset Allocation Fund (02/16/93)
without sales charge	4.82%	7.26%	11.63%	5.34%	8.56%
with maximum sales charge	-0.19%	5.53%	10.55%	4.83%	8.21%
Custom Index: 60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index	6.22%	7.07%	9.51%	6.26%	9.13%

*	RS Equity Dividend Fund “since inception” return is not annualized and represents cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio for the Class A shares of the RS Funds are: RS S&P 500 Index Fund (0.70%), RS Equity Dividend Fund (1.40%), RS International Growth Fund (1.64%), RS Emerging Markets Fund (1.68%), RS Investment Quality Bond Fund (1.01%), RS Low Duration Bond Fund (1.45%), RS High Yield Bond Fund (1.17)%, RS Tax-Exempt Fund (0.91%), RS Money Market Fund (0.87%), and RS Asset Allocation Fund (1.86%). The performance quoted “with maximum sales charge” reflects the current maximum sales charge of up to 4.75% (certain Funds reflect lower maximum sales charges specific to that Fund). Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. A “deferred sales charge” also known as “back end load” or “CDSC” is incurred when liquidating an A share purchase over $1 million, for example, before a specified holding period. Any sales charges are in addition to the fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

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Portfolio Manager Biographies

Our People – A Commitment to Quality

At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

RS Investments (RS) is the investment adviser for the RS Funds. UBS Global Asset Management (Americas) Inc. (UBS) serves as investment subadviser for RS Large Cap Value Fund.

MacKenzie Davis (RS)

has been a co-portfolio manager of the RS Global Natural Resources Fund since January 2005 and co-portfolio manager of RS Investors Fund, RS Partners Fund, and RS Value Fund since October 2006. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history. He is a Chartered Financial Analyst.

David Kelley (RS)

has been a co-portfolio manager of the RS Partners Fund and the RS Value Fund since January 2004 and of the RS Investors Fund since its inception. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

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Portfolio Manager Biographies (continued)

Andrew Pilara (RS)

has managed or co-managed the RS Partners Fund, the RS Global Natural Resources Fund, and the RS Investors Fund since their inceptions. Mr. Pilara has been responsible for the management of the RS Value Fund since January 2001, and has been a member of that Fund’s management team since 1999. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for over thirty years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

Kenneth L. Settles Jr. (RS)

has been a co-portfolio manager of RS Global Natural Resources Fund since May 2007. Prior to joining the firm in September 2006, Mr. Settles was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Mr. Settles spent three years at Salomon Smith Barney, Inc., where he was a financial analyst. Mr. Settles holds a B.A. in economics from Williams College and is a Chartered Financial Analyst.

Joe Wolf (RS)

has been a co-portfolio manager of the RS Partners Fund and the RS Value Fund since January 2004 and of the RS Investors Fund since its inception. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

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Thomas M. Cole (UBS)

has been a member of the investment management team of RS Large Cap Value Fund since its inception.* Mr. Cole is the director of research for the Fund’s investment team, responsible for overseeing the analyst team that provides the investment research on the large-cap markets that is used in making the security selections for the Fund’s portfolio. Mr. Cole is head of research – North American equities and a managing director of UBS Global AM, where he has been an investment professional since 1995. He received a B.B.A. and an M.B.A. from the University of Wisconsin. Mr. Cole is also a Chartered Financial Analyst.

Thomas Digenan (UBS)

has been a member of the investment management team of RS Large Cap Value Fund since its inception.* Mr. Digenan, together with Mr. Hazen, is the primary strategist for the investment team, responsible for providing cross-industry and risk management assessments for portfolio construction for the Fund. Mr. Digenan has been a North American equity strategist at UBS Global AM since 2001 and is an executive director of UBS Global AM. Prior to joining UBS Global AM in 1993, he was a senior manager in the tax department at KPMG Peat Marwick. Mr. Digenan earned a B.S. at Marquette University and an M.S.T. from DePaul University. He is also a Chartered Financial Analyst.

Scott Hazen (UBS)

has been a member of the investment management team of RS Large Cap Value Fund since 2004.* Mr. Hazen, together with Mr. Digenan, is the primary strategist for the investment team, responsible for providing cross-industry and risk management assessments for portfolio construction for the Fund. Mr. Hazen has been a North American equity strategist at UBS Global AM since 2004 and is an executive director of UBS Global AM. From 1992 to 2004, Mr. Hazen was a client service and relationship management professional with UBS Global AM. Mr. Hazen earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago. Mr. Hazen is also a Chartered Financial Analyst.

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Portfolio Manager Biographies (continued)

John Leonard (UBS)

has been a member of the investment management team of RS Large Cap Value Fund since its inception.* Mr. Leonard serves as the head of the Fund’s investment team and is responsible for overseeing the other members of the team, leading the portfolio construction process and reviewing the overall composition of the Fund’s portfolio to ensure compliance with its stated investment objective and strategies. Mr. Leonard is the head of North American equities and the deputy global head of equities at UBS Global AM. Mr. Leonard is also a managing director of UBS Global AM and has been an investment professional with UBS Global AM since 1991. Prior to joining UBS Global AM in 1991, Mr. Leonard worked as an investment manager at a real estate management company. He holds an A.B. from Dartmouth College and an M.B.A. from the University of Chicago. Mr. Leonard is a Chartered Financial Analyst.

*	Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

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RS Partners Fund

Co-Portfolio Managers

Andrew Pilara

MacKenzie Davis

David Kelley

Joe Wolf

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Fund Philosophy

The RS Partners Fund seeks long-term growth. The Fund seeks to increase shareholder capital over the long term by investing in equity securities — principally of companies with market capitalizations of up to $3 billion — using a value methodology combining balance sheet analysis with cash flow analysis.

Investment Process

Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of their cost of capital. We seek managers who are thoughtful capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We intend to use these letters as a means not simply to review quarterly or annual performance, but to help our shareholders better understand our process and philosophy. We strive to employ a highly consistent, repeatable process when evaluating every investment opportunity, with the singular goal of generating superior long-term investment results. With that in mind, we thought it instructive to review a key rule of thumb that we employ, the “15% rule.”

In The Intelligent Investor, Benjamin Graham tells readers to:

Have the courage of your knowledge and experience. If you have formed a conclusion from the facts and if you know your judgment is sound, act on it — even though others may hesitate or differ. (You are neither right nor wrong because the crowd disagrees with you. You are

right because your data and reasoning are right.) Similarly, in the world of securities, courage becomes the supreme virtue AFTER adequate knowledge and tested judgment are at hand.

Recognizing that we are not as eloquent as the founding father of value investing, we have come up with our own vernacular, the aforementioned “15% rule” — any investment, down 15% from cost, is generally either added to or eliminated from the portfolio. If we have done our work and the fundamentals haven’t changed we generally believe we should be buying more of the business. Value investors should be pleased to see the stock price decline as they begin to establish a position, as this will result in a lower aggregate cost basis. This is an obvious mathematical point, but runs contrary to the mindset of the typical investor who seeks validation from the short-term positive movement of stocks trading in the market. Our mandate is to identify investment opportunities where the chance to deploy additional capital at lower prices leaves us more excited, not less.

Perhaps an even more important aspect of this rule of thumb is the case where we are down 15% from cost, but have lost conviction in our thesis. Perhaps the fundamentals have changed. Perhaps we were simply wrong in analysis and our efforts to be contrarian. Regardless of the reason, if we don’t have the conviction to buy more, we generally believe we should sell. Investments that lose 15% of their value are clearly not a positive development, but are manageable within the context of a portfolio. Down 15% investments that balloon into down 40% positions undermine the long-term performance of the Fund. We pride ourselves on our downside protection statistics, and this framework helps us minimize the impact of inevitable mistakes in a portfolio.

Over time, we also have learned to apply the 15% rule before the first dollar of capital is committed. We force ourselves to envision scenarios where we are down 15% from cost and ask ourselves how enthusiastic we are to commit more capital to the idea. It is amazing how many potential opportunities fail to hold up to this simple test. In portfolio management, some of the best investments are the ones you don’t make.

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RS Partners Fund (continued)

Performance

The RS Partners Fund (Class A Shares) declined by 4.62% during the fourth quarter vs. the benchmark Russell 2000® Value Index3, which fell by 7.28%. For the full year 2007, the Fund was down 3.78% vs. a decline of 9.78% for the benchmark. Over the past five years ended December 31, 2007, the Fund provided investors with annualized returns of 21.20% vs. 15.80% for the index.

Portfolio Review

Heading into 2007, we believed that the Fund was conservatively positioned, as reflected by comments in our 2006 year end letter:

“We believed valuations were stretched, profit margins were at record levels, credit spreads were narrow, and the implied discount rate of the market was unsustainably low.”

In summary, we felt the relationship between risk and reward was unacceptably disproportionate across much of the market. Despite our conservatism, however, certain Fund investments, primarily in the financial services and consumer sectors, performed below our expectations during 2007.

As long-time readers know, we take little solace in the fact that we outperformed our benchmark. The Fund’s relative performance over the course of the year is reflective, however, of our investment process and philosophy. Our objective as managers of the Fund is not simply to make our clients money, but rather to optimize returns over a multi-year period. When we discuss “optimized returns” we are really speaking of risk adjusted results, with risk defined as the permanent loss of capital, as opposed to share price volatility. Thus, our first objective as fund managers is to not lose our clients’ money.

We recognize and accept that our focus on companies undergoing significant structural change requires a longer-term investment time horizon, and may lead to increased volatility in our returns over shorter time periods. We always draw a distinction between near-term price declines and permanent capital loss. While our willingness to look through short-term volatility may negatively impact current performance, we believe that our investment process and time horizon actually reduce risk, especially during more challenging market environments. Before we invest in a company, we typically disaggregate and examine the business at the unit or project level. We conduct this analysis of unit-level economics so that we can understand returns generated by existing assets as well as the potential for future re-investment. This intimate knowledge, built through our extensive bottom-up analysis, is critical in helping us adequately preserve capital, our first criteria to generating superior, long term, risk-adjusted returns.

We believe that the current market environment will be one where active, fundamental investors should enjoy a significant advantage. We are excited about the opportunities presented to us by the current market, where high quality businesses are not distinguished from lesser ones. This lack of objective measures should accrue to the benefit of those with a reasonable investment framework and time horizon. In addition, we are enthusiastic about the group that we have assembled on the RS Value Team. With 10 of the 12 members possessing a decade or more of industry experience, we remain confident in our team’s ability to successfully implement our consistent and repeatable investment process.

Hard Assets

Within the hard assets space, our analysis attempts to identify those companies with advantaged assets (i.e. assets that can generate above cost of capital returns across a commodity price cycle) and, critically, are of sufficient size such that capital can be reinvested at similarly high rates of return going forward. We seek to purchase these companies at valuations that (1) meet our margin of safety requirement of at least 50% upside to warranted value and (2) have sufficient asymmetry such that the probability of permanent capital loss is more than outweighed by the probability of capital appreciation. We do this work in the context of our assessment of long-term commodity prices, which are derived by project level analysis across the specific cash cost and capital cost curve of a given industry.

As we look toward 2008, we believe there are numerous opportunities in segments such as natural gas, aluminum, certain types of coal, and power markets where cost curves are getting steeper (thereby increasing the advantage of those companies that control the highest

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quality assets) and where the underlying commodity is trading in close proximity to its marginal cost. However, we recognize that there are risks: to the price of certain commodities trading to levels where demand is eroded; to certain service or processing industries where competition will force mean reversion of returns on invested capital; or to more macro-economic factors such as a slowing U.S. economy, a strengthening Chinese currency or on-going political unrest in key regions of the world.

Over the past half-decade, it has been difficult to differentiate between superior stock selection and commodity speculation because of the almost homogenous rise in commodity prices. There are some pundits who are of the opinion that specific commodity prices will continue their rapid ascent. We do not believe, however, that the laws of economics have changed, or that we are in a “new paradigm”. We believe commodity prices will continue to oscillate, sometimes dramatically, around long-term incentive pricing, and the owners of advantaged assets will generate returns well in excess of the performance of the underlying commodity. We continue to seek new and exciting opportunities to own these assets at very attractive valuations, and we look forward to the challenges of applying a strict value-oriented process to the sometimes myopic, always volatile world of commodities and natural resources equities.

Century Aluminum (3.68% of assets as of 12/31/07), though its contribution was modest in the fourth quarter, performed well for the Fund over the full year. We purchased the stock in summer 2006 and remain steadfast in our conviction in the company’s compelling long-term prospects. Century is an upstream aluminum producer, with a partial interest in an alumina refinery, significant U.S. aluminum smelting capacity, and a growing presence in Iceland. We believe the alumina and U.S. assets are of average quality; and though we think management has done an excellent job of improving overall operational efficiencies, there is little room for improving these facilities’ competitive positions. We believe the Iceland smelters, however, are advantaged due to their access to very inexpensive geothermal and hydro-powered electricity. Unlike many segments in the natural resources space, it is access to low-cost electricity, not capital efficiencies, that determines the slope and the shape of the aluminum industry cost curve. In Iceland, we think Century possesses a cost structure that is extremely difficult to replicate. Having visited the Iceland facilities early last year, we gained an enhanced appreciation for their strategic benefits and the strength of both the local and corporate management teams, led by CEO Logan Kruger. We believe that our investment in Century is a prime example of how we often seek to identify structural changes within a company that we believe will lead to sustained higher returns.

A.M. Castle & Co. (1.57%) detracted from the Fund’s performance during the year and in the fourth quarter. The company is a service center that processes and distributes aluminum, alloys, nickel, stainless, carbon, and plastic products. Castle’s metals are sold primarily to the aerospace/defense, heavy equipment, oil and gas, and general equipment industries. Our investment thesis for Castle is predicated on the transformation of the business by CEO Mike Goldberg. Mr. Goldberg joined Castle two years ago from Integris Metals, and has redirected the company’s strategy from commodity metals distribution towards specialty grade, high performance metals augmented by value added processing and supply chain management solutions. With minimal incremental investment, Castle has expanded midcycle margins, and increased asset turns, two critical drivers of return on invested capital for distribution companies. Having recently visited its largest facility in Chicago, we gained a greater appreciation for the company. While we believe investors are focused on temporary inventory build-ups in the aerospace supply chain due to program delays, we maintain that the structural changes occurring at Castle will lead to sustainable, higher returns over the cycle, creating long-term shareholder value.

In addition, while the service center industry remains highly fragmented, we believe that Castle will continue to find prudent opportunities to deploy incremental capital into both domestic and international acquisitions. In September 2006, Castle acquired Transtar, adding exposure to the global aerospace and defense markets with key platforms and customers including Boeing (0.00%) and Airbus (0.00%).

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RS Partners Fund (continued)

Financials

We maintain our cautious stance on financial stocks due to deteriorating credit conditions and tighter lending standards. We continue to avoid names with significant credit exposure and, as such, are finding limited opportunities to deploy new capital into the space. The second half of the year was difficult for financial stocks given the persistence of subprime mortgage credit problems. Moreover, credit deterioration moved beyond sub prime mortgages and into other areas of the credit market. Heightened delinquency and default rates that began last year in the subprime space triggered a quick change in credit underwriting standards. In turn, liquidity, particularly in short-term funding mechanisms, came to a near standstill across the overall debt markets. As a result, financial stocks fell significantly during the latter half of 2007 as the market painted the sector with a very broad brush.

Financial institutions have become even more capital constrained, further dampening the availability of credit. In general, we believe that returns for the group will continue to be under pressure for the foreseeable future and, despite recent revaluations, share prices do not yet fully reflect the more challenging environment. More positively, valuations for some of the better businesses are beginning to fall into our price range, and we will be looking for opportunities to build positions in some of the higher quality businesses during 2008.

Solera Holdings (2.66%) was a positive contributor to the Fund’s performance for both the fourth quarter and full year 2007. The company is the largest provider of software and services for auto insurance claims between insurers and repair facilities. Solera is one of only three players in the U.S. and Canada, and it has the dominant market share position of the non-U.S. business. The firm was purchased from Automatic Data Processing (0.00%) in 2006 by its current CEO and private equity firm GTCR and had its initial public offering in May 2007.

We were attracted to the consistency and durability of Solera’s business model. At the most basic level, Solera makes money by charging fees to insurance companies and body shops for access to its database. Inquiries to the database are triggered by an insurance auto claim.

In our opinion, Solera has a “toll” like model, getting paid approximately $20 to $50 per auto accident.

Assured Guaranty (2.07%), an AAA-rated financial guarantor (bond insurer), detracted from the Fund’s fourth quarter performance, though it was more or less flat for the full year. Assured Guaranty insures public and structured finance transactions. Most of the company’s competitors are under severe capital strain as a result of writing CDOs of ABS with significant exposure to subprime mortgages. By contrast, Assured Guaranty has no exposure to recent vintages.

Our investment thesis called for Assured Guaranty to write new business at significantly higher returns as credit spreads materially widened. In addition, because of the strain on the capital positions of its competitors, we believe the company has a unique opportunity to gain significant market share. During the due diligence process, we analyzed all 86 transactions written by the company that contained some exposure to subprime mortgages, and determined loss probabilities as well as capital depletion from ratings downgrades. We also spoke with several former employees and senior industry executives to understand the company’s underwriting standards and culture, as well as to gain some insights into the possibilities for improving returns on invested capital.

We are encouraged by the fact that Assured Guaranty has taken a very measured approach to managing its capital. At the time we entered this investment, company shares traded at a modest premium to book value. Given Assured Guaranty’s high levels of excess capital and disciplined underwriting standards, we believe that book value will not likely deteriorate going forward. We also note that the company has moved from an AA-rated bond insurer to an AAA credit.

As we move into 2008 and beyond, our outlook for financials remains cautious. We believe that we are still in the early innings of a downtrend in the credit cycle, particularly in the mortgage market. The market has started to reprice risk, which will have an adverse impact on asset growth. Despite the weakness in many financial stocks, we believe that valuations do not yet fully and accurately reflect the underlying fundamentals. During the latter half

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of 2007, we refined our portfolio, focusing on our highest-conviction and most transparent opportunities, while reducing our exposure to lower-conviction investments. Although the recent sell-off in the financials group has created some incremental opportunities, we continue to maintain a cautious stance.

Consumer, Business Services, Health Care, and Technology

We continue to believe that consumer businesses will face a more challenging demand profile going forward, certainly relative to the past several years. As we have stated in the past, we seek to isolate, and manage the Fund’s direct exposure to discretionary consumer spending. Despite our hard work to contain these portfolio risks, capital dedicated to our consumer-oriented stocks adversely affected the Fund during the latter half of 2007. It is clear that we are experiencing a shift in the consumer credit markets, and that this shift will continue to have material consequences for consumer discretionary business models.

During the third quarter, the market continued to discount deteriorating fundamentals in the consumer area and many stocks suffered accordingly. As a result, we checked and re-checked our assumptions to make sure we thoroughly understood risk at the company and industry level across the Fund. Certain “farm team” stocks (by this we mean our watch list of companies where we like the underlying business, but are waiting for the stock price to drop to a level that meets our disciplined valuation metrics) are also getting close to our buy price, a positive byproduct of recent market volatility. Over the next several months, we think that we may get the opportunity to buy some consumer franchises at attractive prices. Within the broad non-industrial, non-financial space, we continue to believe most of our incremental capital will be allocated to niche business services, health care and technology investments.

Copart (1.48%) was a strong performer during the both the fourth quarter and for the full year. Copart is the dominant operator of salvage auto auctions in the United States, with close to a 40% share of the domestic market. The company has high margins, generates exceptional returns on capital, and we believe is run by a superior management team. The business is very predictable, with steady demand, long-standing customer relationships, high barriers to entry, minimal maintenance capital expenditure requirements and, importantly, virtually no sensitivity to macroeconomic conditions.

Our interest in Copart was piqued when the company implemented a significant structural change in its business by conducting internet-only auctions using its proprietary VB2 technology. Previously, all salvage auctions were conducted live. There are two primary advantages to internet-only auctions. First, it attracts more buyers (because they don’t have to be physically present to participate in the auctions — in fact, almost 30% of the buyers are offshore). The increased competition among a larger pool of buyers at the auction also raises the overall selling price, not only increasing Copart’s fees (which are charged as a percentage of the sale price) but also increasing the proceeds to the seller, which helps attract additional customers to Copart’s VB2 platform. Second, Internet-only auctions require much less overhead and, are therefore significantly more profitable.

We did not invest in Copart prior to the implementation of this strategy. We were concerned that buyers would not participate in internet-only auctions because they needed to actually “kick the tires” before buying. As we monitored the company and spoke with buyers and insurance companies, we learned that the VB2 technology was a big and growing success with both buyers and sellers. From the sellers’ perspective, they were happy because gross yields increased by approximately 30%. The buyers were pleased as they could purchase cars without having to actually travel to the sites. This is the type of situation to which we are attracted — a structural change that takes place in an already dominant franchise that results in not only higher returns for the company, but also higher returns for its customers.

In addition, we believe that the recent acquisitions of U.K.-based Universal Salvage (0.00%) and Century Salvage (0.00%) provide Copart with an attractive growth platform as it applies its Internet-only auction model first to the relatively immature U.K. market and ultimately to mainland Europe.

ACI Worldwide (2.48%) was a detractor to the Fund’s fourth quarter and full year returns. ACI is a global

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RS Partners Fund (continued)

provider of electronic payments software used by financial institutions, large retailers and electronic payment processors. ACI’s software handles the authentication, routing, clearing, and settlement of payment transactions such as debit cards, credit cards, smart cards, and wire transfers. In return for its services, ACI essentially collects a small toll for each of the millions of transactions that it helps process. ACI’s software is currently installed in over 1,990 processing systems across 83 countries throughout the world.

We were drawn to this business because of its resilient business model (mission critical debit transactions are projected to grow at a compound annual growth rate of 15% over the next five years). We also believe it has an incredibly sticky installed user base that creates predictable, recurring, high-margin revenue streams; a stellar balance sheet with a net cash position; improving margins, and well protected downside. We were able to purchase this franchise at a material discount to our estimate of warranted value when ACI’s stock underperformed due to non-fundamental reasons.

Team

Over the past several years our team has grown. We have followed the advice we give our management teams, investing heavily in hiring and developing our most precious resource — our people. To that end, we recently hired Scott Hartman as a client portfolio manager. Scott will both provide investment analysis and will also serve as an additional information resource to our clients. Prior to joining us in the fall, Scott was a Partner at Blum Capital Partners, a San Francisco-based value shop, where he spent over six years managing the firm’s Capital Markets activities. Previously, Scott served as the CFO of several public and private companies. We are delighted to have Scott as the newest member of our team.

As we enter 2008, the RS Value Team has an investment staff of 12. Interestingly, as we have added additional people, the number of unique positions managed by the group has actually declined. These personnel additions were made to strengthen our team so that we can further increase our knowledge and understanding of our portfolio companies. We are firm believers that, in the final analysis, knowledge is the best risk mitigant.

Outlook

Over the past several quarters, investors’ and companies’ access to credit has been rationed and we believe this curtailment will lead to less speculation and risk taking. Although long overdue and painful, we expect the resulting change will produce a much healthier investment environment. It appears that we are going back to the basics of fundamental investing where unlevered, risk-adjusted economic returns determine stock performance.

Recent market volatility coupled with our focus on downside protection and capital preservation have given us the opportunity to replace the more vulnerable business models within the portfolio with higher quality franchises. We have been and will continue to add to existing positions where we have the highest conviction. In addition, over the next several months we hope to purchase stock in companies that are on our “farm team”. These companies, which possess strong fundamentals and are managed with an eye towards long-term value creation, are now closer to meeting our valuation criteria. As market volatility persists, we expect to continue to see some very attractive opportunities to increase existing positions or add new names to the Fund.

Year end letters are our opportunity to communicate to our shareholders and to reinforce the basic tenets of our group. Despite a volatile year, our confidence in the “3 P’s”: people, process and philosophy remain unchanged:

•	Returns-based investing. We focus on identifying structural changes that will drive a sustained increase in a company’s return on invested capital.

•	Exhaustive due diligence. Our 12 investment professionals seek to know our businesses as well as anyone in the market.

•	Team-oriented investing. We have at least two and usually three professionals analyzing each investment. We believe this leads to better analysis and identification of potential risks.

•	Optimize risk-adjusted returns. We focus on downside protection and insure that we have an adequate margin of safety in each investment.

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As always, we thank you for your patience and continued support.

Sincerely,

Andrew Pilara	MacKenzie Davis
Co-Portfolio Manager	Co-Portfolio Manager

David Kelley	Joe Wolf
Co-Portfolio Manager	Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

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RS Partners Fund (continued)

Total Net Assets: $2,236,762,174	Data as of December 31, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Allegheny Technologies, Inc.	4.95%
Peabody Energy Corp.	4.56%
Key Energy Services, Inc.	4.15%
Century Aluminum Co.	3.68%
Liberty Global, Inc.	3.53%
Scientific Games Corp.	3.38%
Carter’s, Inc.	3.38%
KKR Private Equity Investors, L.P.	3.31%
Coinstar, Inc.	3.10%
AP Alternative Assets, L.P.	2.79%
Total	36.83%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	07/12/95
without sales charge		-3.78%	6.20%	21.20%	11.83%	14.42%
with maximum sales charge		-8.35%	4.49%	20.02%	11.29%	13.97%
Class K Shares	10/13/06
without sales charge		-4.22%	—	—	—	0.24%
Class Y Shares†	05/01/07
without sales charge		—	—	—	—	-10.65%
Russell 2000® Value Index[3]		-9.78%	5.27%	15.80%	9.06%	12.03%
					Since Class A share inception

†	RS Partners Fund Class Y Shares “since inception” return is not annualized and represents cumulative total return.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Partners Fund and in the Russell 2000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the commencement of offering Class K shares (10/13/06) and Class Y shares (05/01/07) would have the following values as of December 31, 2007: $10,029 (Class K) and $8,935 (Class Y). While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.50%, Class K 1.95%, and Class Y 1.22%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

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RS Value Fund

Co-Portfolio Managers

Andrew Pilara

MacKenzie Davis

David Kelley

Joe Wolf

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Fund Philosophy

The RS Value Fund seeks to achieve long-term capital appreciation and invests principally in small and mid-cap companies as defined in our most current prospectus. The Fund invests using a value methodology combining balance sheet and cash flow analysis.

Investment Process

Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of their cost of capital. We seek managers who are thoughtful capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We intend to use these letters as a means not simply to review quarterly or annual performance, but to help our shareholders better understand our process and philosophy. We strive to employ a highly consistent, repeatable process when evaluating every investment opportunity, with the singular goal of generating superior long-term investment results. With that in mind, we thought it instructive to review a key rule of thumb that we employ, the “15% rule.”

In The Intelligent Investor, Benjamin Graham tells readers to:

Have the courage of your knowledge and experience. If you have formed a conclusion from the facts and if you know your judgment is sound, act on it — even though others may hesitate or differ. (You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right.)

Similarly, in the world of securities, courage becomes the supreme virtue AFTER adequate knowledge and tested judgment are at hand.

Recognizing that we are not as eloquent as the founding father of value investing, we have come up with our own vernacular, the aforementioned “15% rule” — any investment, down 15% from cost, is generally either added to or eliminated from the portfolio. If we have done our work and the fundamentals haven’t changed we believe we should be buying more of the business. Value investors should be pleased to see the stock price decline as they begin to establish a position, as this will result in a lower aggregate cost basis. This is an obvious mathematical point, but runs contrary to the mindset of the typical investor who seeks validation from the short-term positive movement of stocks trading in the market. Our mandate is to identify investment opportunities where the chance to deploy additional capital at lower prices leaves us more excited, not less.

Perhaps an even more important aspect of this rule of thumb is the case where we are down 15% from cost, but have lost conviction in our thesis. Perhaps the fundamentals have changed. Perhaps we were simply wrong in analysis and our efforts to be contrarian. Regardless of the reason, if we don’t have the conviction to buy more, we generally believe we should sell. Investments that lose 15% of their value are clearly not a positive development, but are manageable within the context of a portfolio. Down 15% investments that balloon into down 40% positions undermine the long-term performance of the Fund. We pride ourselves on our downside protection statistics, and this framework helps us to minimize the impact of inevitable mistakes in a portfolio.

Over time, we also have learned to apply the 15% rule before the first dollar of capital is committed. We force ourselves to envision the scenario(s) where we are down 15% from cost and ask ourselves how enthusiastic we are to commit more capital to the idea. It is amazing how many potential opportunities fail to hold up to this simple test. In portfolio management, some of the best investments are the ones you don’t make.

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Performance

The RS Value Fund (Class A Shares) declined by 1.82% during the fourth quarter vs. the benchmark Russell Midcap® Value Index3, which fell by 5.97%. For the full year 2007, the Fund returned 3.76% vs. a decline of 1.42% for the benchmark. Over the past five years ended December 31, 2007, the Fund provided investors with annualized returns of 23.68% vs. 17.92% for the index.

Portfolio Review

Heading into 2007, we believed that the Fund was conservatively positioned, as reflected by comments in our 2006 year end letter:

“We believed valuations were stretched, profit margins were at record levels, credit spreads were narrow, and the implied discount rate of the market was unsustainably low.”

In summary, we felt the relationship between risk and reward was unacceptably disproportionate across much of the market. Despite our conservatism, however, certain Fund investments, primarily in the financial services and consumer sectors, performed below our expectations during 2007.

As long-time readers know, we take little solace in the fact that we outperformed our benchmark. The Fund’s relative performance over the course of the year is reflective, however, of our investment process and philosophy. Our objective as managers of the Fund is not simply to make our clients money, but rather to optimize returns over a multi-year period. When we discuss “optimized returns” we are really speaking of risk adjusted results, with risk defined as the permanent loss of capital, as opposed to share price volatility. Thus, our first objective as fund managers is to not lose our clients’ money.

We recognize and accept that our focus on companies undergoing significant structural change requires a longer term investment time horizon and may lead to increased volatility in our returns over shorter time periods. We always draw a distinction between near-term price declines and permanent capital loss. While our willingness to look through short-term volatility may negatively impact current performance, we believe that our investment process and time horizon actually reduce risk, especially during more challenging market environments. Before we invest in a company, we typically disaggregate and examine the business at the unit or project level. We conduct this analysis of unit-level economics so that we can understand returns generated by existing assets as well as the potential for future re-investment. This intimate knowledge, built through our extensive bottom-up analysis, is critical in helping us adequately preserve capital, our first criteria to generating superior, long term, risk-adjusted returns.

Hard Assets

Within the hard assets space, our analysis attempts to identify those companies with advantaged assets — i.e. assets that can generate above cost of capital returns across a commodity price cycle and, critically, are of sufficient size such that capital can be reinvested at similarly high rates of return going forward. We seek to purchase these companies at valuations that (1) meet our margin of safety requirement of at least 50% upside to warranted value and (2) have sufficient asymmetry such that the probability of permanent capital loss is more than outweighed by the probability of capital appreciation. We do this work in the context of our assessment of long-term commodity prices, which are derived by project level analysis across the specific cash cost and capital cost curve of a given industry.

As we look toward 2008, we believe there are numerous opportunities in segments such as natural gas, aluminum, certain types of coal, and power markets where cost curves are getting steeper (thereby increasing the advantage of those companies that control the highest quality assets) and where the underlying commodity is trading in close proximity to its marginal cost. However, we recognize that there are risks: to the price of certain commodities trading to levels where demand is eroded; to certain service or processing industries where competition will force mean reversion of returns on invested capital; or to more macro-economic factors such as a slowing U.S. economy, a strengthening Chinese currency or on-going political unrest in key regions of the world.

Over the past half-decade, it has been difficult to differentiate between superior stock selection and commodity speculation because of the almost homogenous rise in commodity prices. There are some pundits who are of

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RS Value Fund (continued)

the opinion that specific commodity prices will continue their rapid ascent. We do not believe, however, that the laws of economics have changed, or that we are in a “new paradigm”. We believe commodity prices will continue to oscillate, sometimes dramatically, around long-term incentive pricing, and the owners of advantaged assets will generate returns well in excess of the performance of the underlying commodity. We continue to find new and exciting opportunities to own these assets at very attractive valuations, and we look forward to the challenges of applying a strict value-oriented process to the sometimes myopic, always volatile world of commodities and natural resources equities.

Denbury Resources (2.29% of assets as of 12/31/07), an investment that we have owned since late 2006, was a positive contributor to returns during the fourth quarter and the full year 2007. Denbury is an independent oil and gas company with properties in the southeastern United States. By far the most interesting asset to us is the company’s ownership of Jackson Dome, the largest naturally occurring source of carbon dioxide east of the Mississippi River. In certain oil fields, carbon dioxide can be injected to produce oil that was unrecoverable using primary and secondary methods of recovery. This process is broadly referred to as tertiary oil recovery or enhanced oil recovery (EOR). Through its ownership of a low-cost source of carbon dioxide and the pipelines used to transport carbon dioxide from Jackson Dome to the producing oil fields in the area, we believe that Denbury will be able to continue to acquire mature oil fields throughout the Gulf Coast region and significantly increase both production and reserves at highly competitive capital and operating costs. In fact, over the past several years Denbury management has sold lower-return assets to fund increased capital spending in its carbon dioxide EOR business. Having spent time in the field and with management, including a recent trip to visit the Tinsley oil field north of Jackson Dome, and after studying the unit-level economics of the company’s EOR business, we continue to believe that the shift in capital spending will support improving returns on invested capital and create significant value for shareholders over the next several years — even at significantly lower oil prices. Denbury’s tertiary oil recovery business is representative of what we refer to as an

“advantaged asset” — a unique, low-cost, defensible asset with a dominant position that is unlikely to be competed away.

Spectra Energy (3.24%) saw a modest stock price decline over the full year, but ended with a solid fourth quarter advance. Spectra was spun out of Duke Energy (0.00%) at the beginning of last year and is one of the largest natural gas processing, storage and pipeline companies in North America. We believe that Spectra is well positioned to take advantage of the continued need to transport gas from the producing regions in the western portion of the continent to the consuming regions in the east. In addition, we believe Spectra’s storage assets will disproportionately benefit from the inevitable increase in liquified natural gas (LNG) volumes destined for the United States. Although management has guided toward relatively modest earnings growth targets through 2009, we are attracted by the steady cash flows generated by the pipeline assets and the opportunity for further growth in both the storage and processing units. At the time of the spinout, management discussed the potential to drop certain assets into a master limited partnership over time. The first such transaction occurred at the end of the second quarter, with Spectra retaining ownership of 84% of the limited partnership units and 100% of the general partnership units. The newly traded entity, which returned 10% from its initial public offering price through year end, provides some indication of the latent value that we believe exists in Spectra’s asset base.

Financials

We maintain our cautious stance on financial stocks due to deteriorating credit conditions and tighter lending standards. We continue to avoid names with significant credit exposure and, as such, are finding limited opportunities to deploy new capital into the space. The second half of the year was difficult for financial stocks given the persistence of subprime mortgage credit problems. Moreover, credit deterioration moved beyond sub prime mortgages and into other areas of the credit market. Heightened delinquency and default rates that began last year in the subprime space triggered a quick change in credit underwriting standards. In turn, liquidity, particularly in short-term funding mechanisms, came

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to a near standstill across the overall debt markets. As a result, financial stocks fell significantly during the latter half of 2007 as the market painted the sector with a very broad brush.

Financial institutions have become even more capital constrained, further dampening the availability of credit. In general, we believe that returns for the group will continue to be under pressure for the foreseeable future and, despite recent revaluations, share prices do not yet fully reflect the more challenging environment. More positively, valuations for some of the better businesses are beginning to fall into our price range, and we will be looking for opportunities to build positions in some of the higher quality businesses during 2008.

Invesco (1.72%), an asset manager with over $500 billion of assets under management, was a positive contributor to the Fund’s performance during the fourth quarter and for the year. Historically the company was an underperforming asset management conglomerate. In 2005, Marty Flanagan became the new CEO of Invesco after leaving Franklin Resources (0.00%), where he was responsible for restructuring Franklin’s operations and improving returns. We are always on the lookout for just this type of inflection point in a business where a structural change will drive returns on invested capital to be materially higher. In this instance, our investment thesis was that the new CEO, with his proven track record of implementing performance improvements at a complex, global asset management franchise, was prepared to tackle all of the issues associated with an underperforming firm suffering from a bloated cost structure.

Genworth Financial (1.05%) was a negative contributor to the Fund’s performance during 2007, including the fourth quarter. The company is a diversified insurer that provides life and mortgage insurance to individuals in both the United States and abroad. More than 80% of its cash flows are generated from life insurance products. U.S mortgage insurance represents approximately 20% of Genworth’s equity, however, current returns are minimal due to the pressure associated with U.S. mortgage losses.

The company has been an underperforming franchise that was previously starved of capital by its parent when it shifted its focus away from lower returning, more volatile lines of business, and into higher return, more consistent fee based businesses. In evaluating the company, we broke apart each of Genworth’s products, assessing the returns on capital for each product and how a shift away from a given product would impact the company’s ROE. We also spoke with various people who sell each product, and determined risk adjusted pricing and balance sheet risk. In addition, we split apart the company’s run-off long-term care book of business, which was generating negative returns, and determined ROE improvement for the remainder of the businesses as the book shrinks. We dissected the U.S. and international mortgage insurance businesses based on type of loan, credit quality, geographic concentration, and vintage, and then applied various loss assumptions.

At the time we began purchasing the stock we ran various stress test scenarios in order to better understand the downside potential of the investment and were comfortable purchasing shares slightly above the tangible book value of the company. We believe management has demonstrated discipline in managing Genworth’s capital.

As we move into 2008 and beyond, our outlook for financials remains cautious. We believe that we are still in the early innings of a downtrend in the credit cycle, particularly in the mortgage market. The market has started to reprice risk, which will have an adverse impact on asset growth. Despite the weakness in many financial stocks, we believe that valuations do not yet fully and accurately reflect the underlying fundamentals. During the latter half of 2007, we refined our portfolio, focusing on our highest-conviction and most transparent opportunities, while reducing our exposure to lower-conviction investments. Although the recent sell-off in the financials group has created some incremental opportunities, we continue to maintain a cautious stance.

Consumer, Business Services, Health Care, and Technology

We continue to believe that consumer businesses will face a more challenging demand profile going forward, certainly relative to the past several years. As we have stated in the past, we are careful to isolate, and manage the Fund’s direct exposure to discretionary consumer

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RS Value Fund (continued)

spending. Despite our hard work to contain these portfolio risks, capital dedicated to our consumer-oriented stocks adversely affected the Fund during the latter half of 2007. It is clear that we are experiencing a shift in the consumer credit markets, and that this shift will continue to have material consequences for consumer discretionary business models.

During the third quarter, the market continued to discount deteriorating fundamentals in the consumer area and many stocks suffered accordingly. As a result, we checked and re-checked our assumptions to make sure we thoroughly understood risk at the company and industry level across the Fund. Certain farm team stocks (by this we mean our watch list of companies where we like the underlying business, but are waiting for the stock price to drop to a level that meets our disciplined valuation metrics) are also getting close to our buy price, a positive byproduct of recent market volatility. Over the next several months, we think that we may get the opportunity to buy some consumer franchises at attractive prices. Within the broad non-industrial, non-financial space, we continue to believe most of our incremental capital will be allocated to niche business services, health care and technology investments.

During the fourth quarter, Advance Auto Parts (3.56%) was a positive contributor to the Fund’s performance. It was also a contributor for the full year. Advance Auto is the number two auto parts retailer in the United States behind AutoZone (0.00%). The company sells primarily non-discretionary automotive parts, such as car batteries, spark plugs and mufflers, servicing both the do-it-yourself customer and local garages. We initiated a small position in Advance Auto early in 2007 after the company undertook a thorough review of its business and communicated a much clearer focus on improving returns on its invested capital. Coinciding with this internal operations review, the Board of Directors of Advance Auto also made a management change at the CEO level.

Our analysis of the company showed Advance Auto’s operating margins trailed the margins of its primary competitor, AutoZone, by over 400 basis points. Our due diligence around this margin differential showed significant room for improvement at Advance Auto on both the cost-of-goods-sold (COGS) and selling, general and administrative (SG&A) expense lines. Finally, we believe Advance Auto’s new store development should show improving returns on invested capital as the company slightly decreases individual store square footage and locates more new stores in areas with less costly real estate.

Mildly weak operating results from the company during the initial transition period coupled with consumer spending fears caused Advance Auto shares to drop into the low $30s during the summer. We took advantage of this weakness in the company’s share price and significantly increased our position in the Fund.

Like many retailers, Advance Auto’s share price has suffered because of concerns regarding weakened consumer spending. However, we believe this problem is mitigated somewhat by the fact that 70% to 75% of its business relates to non-discretionary purchases (e.g., car batteries, spark plugs, mufflers). We seek to be quite selective about owning retail names in the current economic environment, but we believe that our investment in Advance Auto provides us with both the requisite asymmetrical risk profile and significant downside protection that we needed to be comfortable making the investment.

Career Education Corporation (CECO) (2.79%) was a negative contributor to the Fund’s performance during the fourth quarter. CECO is a for-profit, post secondary provider of certificate, associate, bachelor, masters, and doctoral degrees in a variety of career-oriented disciplines (e.g., business, accounting, photography, culinary) which serves over 90,000 students and operates under multiple brands around the world. The Company delivers its curriculum through over 75 campuses as well as via on-line colleges.

For many years, we have dedicated time and resources to understanding the various companies that participate in the for-profit, post-secondary education industry including CECO. Prior to our investment, CECO encountered accreditation problems with its AIU on-line asset, which accounts for a significant portion of CECO’s cashflow (over 30%). A new management team was brought in and following a considerable amount of

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due diligence on the company and its new management team, we invested in CECO. We believe that CECO’s new management team can improve the return profile of the business over the next 3-4 years.

Team

Over the past several years our team has grown. We have followed the advice we give our management teams, investing heavily in hiring and developing our most precious resource — our people. To that end, we recently hired Scott Hartman as a client portfolio manager. Scott will both provide investment analysis and will also serve as an additional information resource to our clients. Prior to joining us in the fall, Scott was a Partner at Blum Capital Partners, a San Francisco-based value shop, where he spent over six years managing the firm’s Capital Markets activities. Previously, Scott served as the CFO of several public and private companies. We are delighted to have Scott as the newest member of our team.

As we enter 2008, the RS Value Team has an investment staff of 12. Interestingly, as we have added additional people, the number of unique positions managed by the group has actually declined. These personnel additions were made to strengthen our team so that we can further increase our knowledge and understanding of our portfolio companies. We are firm believers that, in the final analysis, knowledge is the best risk mitigant.

Outlook

Over the past several quarters, investors’ and companies’ access to credit has been rationed and we believe this curtailment will lead to less speculation and risk taking. Although long overdue and painful, we expect the resulting change will produce a much healthier investment environment. It appears that we are going back to the basics of fundamental investing where unlevered, risk-adjusted economic returns determine stock performance.

Recent market volatility coupled with our focus on downside protection and capital preservation have given us the opportunity to replace the more vulnerable business models within the portfolio with higher quality franchises. We have been and will continue to add to existing positions where we have the highest conviction.

In addition, over the next several months we hope to purchase stock in companies that are on our farm team. These companies, which possess strong fundamentals and are managed with an eye towards long-term value creation, are now closer to meeting our valuation criteria. As market volatility persists, we expect to continue to see some very attractive opportunities to increase existing positions or add new names to the Fund.

Year end letters are our opportunity to communicate to our shareholders and to reinforce the basic tenents of our group. Despite a volatile year, our confidence in the “3 P’s”: people, process and philosophy remain unchanged:

•	Returns-based investing. We focus on identifying structural changes that will drive a sustained increase in a company’s return on invested capital.

•	Exhaustive due diligence. Our 12 investment professionals seek to know our businesses as well as anyone in the market

•	Team-oriented investing. We have at least two and usually three professionals analyzing each investment. We believe this leads to better analysis and identification of potential risks.

•	Optimize risk-adjusted returns. We focus on downside protection and insure that we have an adequate margin of safety in each investment.

As always, we thank you for your investment and continued support.

Sincerely,

Andrew Pilara Co-Portfolio Manager	MacKenzie Davis Co-Portfolio Manager

David Kelley Co-Portfolio Manager	Joe Wolf Co-Portfolio Manager

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RS Value Fund (continued)

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

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Total Net Assets: $2,566,719,762	Data as of December 31, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Peabody Energy Corp.	4.12%
Liberty Global, Inc.	3.85%
Comverse Technology, Inc.	3.63%
Advance Auto Parts, Inc.	3.56%
Scientific Games Corp.	3.50%
Talisman Energy, Inc.	3.29%
Spectra Energy Corp.	3.24%
Allegheny Technologies, Inc.	3.04%
PPL Corp.	3.00%
Convergys Corp.	2.99%
Total	34.22%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS Value Fund (continued)

Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	06/30/93
without sales charge		3.76%	10.48%	23.68%	10.70%	8.53%
with maximum sales charge		-1.17%	8.70%	22.49%	10.16%	8.16%
Class C Shares†	05/01/07
without sales charge		—	—	—	—	-6.05%
with sales charge		—	—	—	—	-6.92%
Class K Shares	12/04/06
without sales charge		3.35%	—	—	—	3.06%
Class Y Shares†	05/01/07
without sales charge		—	—	—	—	-5.41%
Russell Midcap® Value Index[3]		-1.42%	10.11%	17.92%	10.18%	12.95%
					Since Class A share inception

†	RS Value Fund’s Class C and Class Y Shares “since inception” returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Value Fund and in the Russell Midcap® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (05/01/07), Class K shares (12/04/06), and Class Y shares (05/01/07) would have the following values as of December 31, 2007: $9,308 (Class C), $10,329 (Class K), and $9,459 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares. For Class C shares, a contingent deferred sales charge of 1.0% was imposed at the end of the period.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.34%, Class C 2.10%, Class K 1.80%, and Class Y 1.07%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

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RS Investors Fund

Co-Portfolio Managers

Andrew Pilara

MacKenzie Davis

David Kelley

Joe Wolf

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Fund Philosophy

The RS Investors Fund seeks long-term capital appreciation by investing in companies that RS Investments believes are undervalued. The Fund will normally hold 20 to 40 securities and invest in value-oriented equities across small-, mid-, and large-market capitalizations.

Investment Process

Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of their cost of capital. We seek managers who are thoughtful capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We intend to use these letters as a means not simply to review quarterly or annual performance, but to help our shareholders better understand our process and philosophy. We strive to employ a highly consistent, repeatable process when evaluating every investment opportunity, with the singular goal of generating superior long-term investment results. With that in mind, we thought it instructive to review a key rule of thumb that we employ, the “15% rule.”

In The Intelligent Investor, Benjamin Graham tells readers to:

Have the courage of your knowledge and experience. If you have formed a conclusion from the facts and if you know your judgment is sound, act on it — even though others may hesitate or differ. (You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right.) Similarly, in the world of securities, courage becomes the supreme virtue AFTER adequate knowledge and tested judgment are at hand.

Recognizing that we are not as eloquent as the founding father of value investing, we have come up with our own vernacular, the aforementioned “15% rule” — any investment, down 15% from cost, is generally either added to or eliminated from the portfolio. If we have done our work and the fundamentals haven’t changed we generally believe we should be buying more of the business. Value investors should be pleased to see the stock price decline as they begin to establish a position, as this will result in a lower aggregate cost basis. This is an obvious mathematical point, but runs contrary to the mindset of the typical investor who seeks validation from the short-term positive movement of stocks trading in the market. Our mandate is to identify investment opportunities where the chance to deploy additional capital at lower prices leaves us more excited, not less.

Perhaps an even more important aspect of this rule of thumb is the case where we are down 15% from cost, but have lost conviction in our thesis. Perhaps the fundamentals have changed. Perhaps we were simply wrong in analysis and our efforts to be contrarian. Regardless of the reason, if we don’t have the conviction to buy more, we generally believe we should sell. Investments that lose 15% of their value are clearly not a positive development, but are manageable within the context of a portfolio. Down 15% investments that balloon into down 40% positions undermine the long-term performance of the Fund. We pride ourselves on our downside protection statistics, and this framework helps us to minimize the impact of inevitable mistakes in a portfolio.

Over time, we also have learned to apply the 15% rule before the first dollar of capital is committed. We force ourselves to envision the scenario(s) where we are down 15% from cost and ask ourselves how enthusiastic we are to commit more capital to the idea. It is amazing how many potential opportunities fail to hold up to this simple test. In portfolio management, some of the best investments are the ones you don’t make.

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RS Investors Fund (continued)

Performance

The RS Investors Fund (Class A Shares) declined by 4.61% during the fourth quarter vs. the benchmark Russell 3000® Index3, which fell by 3.34%. For the full year 2007, the Fund was down by 0.72% vs. a 5.14% rise for the benchmark. Since inception (November 15, 2005), the Fund provided investors with annualized returns of 9.74% vs. 10.70% for the index.

Portfolio Review

Heading into 2007, we believed that the Fund was conservatively positioned, as reflected by comments in our 2006 year end letter:

“We believed valuations were stretched, profit margins were at record levels, credit spreads were narrow, and the implied discount rate of the market was unsustainably low.”

In summary, we felt the relationship between risk and reward was unacceptably disproportionate across much of the market. Despite our conservatism, however, certain Fund investments, primarily in the financial services and consumer sectors, performed below our expectations during 2007.

Our objective as managers of the Fund is not simply to make our clients money, but rather to optimize returns over a multi-year period. When we discuss “optimized returns” we are really speaking of risk adjusted results, with risk defined as the permanent loss of capital, as opposed to share price volatility. Thus, our first objective as Fund managers is to not lose our clients’ money.

We recognize and accept that our focus on companies undergoing significant structural change requires a longer term investment time horizon and may lead to increased volatility in our returns over shorter time periods. We always draw a distinction between near-term price declines and permanent capital loss. While our willingness to look through short-term volatility may negatively impact current performance, we believe that our investment process and time horizon actually reduce risk, especially during more challenging market environments. Before we invest in a company, we typically disaggregate and examine the business at the unit or project level. We conduct this analysis of unit-level economics so that we can understand returns gen-

erated by existing assets as well as the potential for future re-investment. This intimate knowledge, built through our extensive bottom-up analysis, is critical in helping us adequately preserve capital, the first criteria to generating superior, long term, risk-adjusted returns.

We believe that the current market environment will be one where active, fundamental investors should enjoy a significant advantage. We are excited about the opportunities presented to us by the current market, where high quality businesses are not distinguished from lesser ones. This lack of objective measures should accrue to the benefit of those with a reasonable investment framework and time horizon. In addition, we are enthusiastic about the group that we have assembled on the RS Value Team. With 10 of the 12 members possessing a decade or more of industry experience, we remain confident in our team’s ability to successfully implement our consistent and repeatable investment process.

Hard Assets

Within the hard assets space, our analysis attempts to identify those companies with advantaged assets (i.e. assets that can generate above cost of capital returns across a commodity price cycle), and critically are of sufficient size such that capital can be reinvested at similarly high rates of return going forward. We seek to purchase these companies at valuations that (1) meet our margin of safety requirement of at least 50% upside to warranted value, and (2) have sufficient asymmetry such that the probability of permanent capital loss is more than outweighed by the probability of capital appreciation. We do this work in the context of our assessment of long-term commodity prices, which are derived by project level analysis across the specific cash cost and capital cost curve of a given industry.

As we look toward 2008, we believe there are numerous opportunities in segments such as natural gas, aluminum, certain types of coal, and power markets where cost curves are getting steeper (thereby increasing the advantage of those companies that control the highest quality assets) and where the underlying commodity is trading in close proximity to its marginal cost. However, we recognize, that there are risks: to the price of certain commodities trading to levels where demand is eroded; to certain service or processing industries where

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competition will force mean reversion of returns on invested capital; or to more macro-economic factors such as a slowing U.S. economy, a strengthening Chinese currency or on-going political unrest in key regions of the world.

Over the past half-decade, it has been difficult to differentiate between superior stock selection and commodity speculation because of the almost homogenous rise in commodity prices. There are some pundits who are of the opinion that specific commodity prices will continue their rapid ascent. We, however, do not believe that the laws of economics have changed, or that we are in a “new paradigm.” We believe commodity prices will continue to oscillate, sometimes dramatically, around long term incentive pricing, and the owners of advantaged assets will generate returns well in excess of the performance of the underlying commodity. We continue to seek new and exciting opportunities to own these assets at very attractive valuations, and look forward to the challenges of applying a strict value-oriented process to the sometimes myopic, always volatile world of commodities and natural resources equities.

Denbury Resources (4.03% of assets as of 12/31/07), an investment that we have owned since late 2006, was a positive contributor to returns during the fourth quarter and the full year 2007. Denbury is an independent oil and gas company with properties in the southeastern portion of the United States. By far the most interesting asset to us is the company’s ownership of Jackson Dome, the largest naturally occurring source of carbon dioxide east of the Mississippi River. In certain oil fields, carbon dioxide can be injected to produce oil that was unrecoverable using primary and secondary methods of recovery. This process is broadly referred to as tertiary oil recovery or enhanced oil recovery (EOR). Through its ownership of a low-cost source of carbon dioxide and the pipelines used to transport carbon dioxide from Jackson Dome to the producing oil fields in the area, we believe that Denbury will be able to continue to acquire mature oil fields throughout the Gulf Coast region and significantly increase both production and reserves at highly competitive capital and operating costs. In fact, over the last several years Denbury management has sold lower-return assets to fund increased capital spending in its carbon dioxide EOR business. Having spent time in the field and with management, including a recent trip to visit the Tinsley oil field north of Jackson Dome, and after studying the unit-level economics of the company’s EOR business, we continue to believe that the shift in capital spending will support improving returns on invested capital and create significant value for shareholders over the next several years — even at significantly lower oil prices. Denbury’s tertiary oil recovery business is representative of what we refer to as an “advantaged asset” — a unique, low-cost, defensible asset with a dominant position that is unlikely to be competed away.

Spectra Energy (3.19%) saw a modest stock price decline over the full year, but ended with a solid fourth quarter advance. Spectra was spun out of Duke Energy at the beginning of last year and is one of the largest natural gas processing, storage and pipeline companies in North America. We believe that Spectra is well positioned to take advantage of the continued need to transport gas from the producing regions in the western portion of the continent to the consuming regions in the east. In addition, we believe Spectra’s storage assets will disproportionately benefit from the inevitable increase in large natural gas volumes destined for the U.S. While management has guided toward relatively modest earnings growth targets through 2009, we are attracted by the steady cash flows generated by the pipeline assets and the opportunity for further growth in both the storage and processing units. At the time of the spinout, management discussed the potential to drop certain assets into a master limited partnership over time. The first such transaction occurred at the end of the second quarter, with Spectra retaining ownership of 84% of the limited partnership units and 100% of the general partnership units. The newly traded entity that we received cash for, which returned 10% from its IPO price through year end, provides some indication of the latent value we believe exists within Spectra’s asset base.

Financials

We maintain our cautious stance on financial stocks due to deteriorating credit conditions and tighter lending standards. We continue to avoid names with significant credit exposure and, as such, are finding limited oppor-

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RS Investors Fund (continued)

tunities to deploy new capital into the space. The second half of the year was difficult for financial stocks given the persistence of subprime mortgage credit problems. Moreover, credit deterioration moved beyond sub prime mortgages and into other areas of the credit market. Heightened delinquency and default rates that began last year in the subprime space triggered a quick change in credit underwriting standards. In turn, liquidity, particularly in short-term funding mechanisms, came to a near standstill across the overall debt markets. As a result, financial stocks fell significantly during the latter half of 2007 as the market painted the sector with a very broad brush.

Financial institutions have become even more capital constrained, further dampening the availability of credit. In general, we believe that returns for the group will continue to be under pressure for the foreseeable future and, despite recent revaluations, share prices do not yet fully reflect the more challenging environment. More positively, valuations for some of the better businesses are beginning to fall into our price range, and we will be looking for opportunities to build positions in some of the higher quality businesses during 2008.

Invesco (4.11%), an asset manager with over $500 billion of assets under management, was a positive contributor to the Fund’s performance during the fourth quarter and for the year. Historically the company was an underperforming asset management conglomerate. In 2005, Marty Flanagan became the new CEO of Invesco after leaving Franklin Resources, where he was responsible for restructuring Franklin’s operations and improving returns. We are always on the lookout for just this type of inflection point in a business where a structural change will drive returns on invested capital to be materially higher. In this instance, our investment thesis was that the new CEO, with his proven track record of implementing performance improvements at a complex, global asset management franchise, was prepared to tackle all of the issues associated with an underperforming firm suffering from a bloated cost structure.

Employers Holdings, Inc. (1.48%) detracted from the Fund’s performance during the fourth quarter and for the year. Employers is a workers compensation insurance company that is primarily active in California and Nevada;

and is, currently expanding into additional states. The company became public in January, 2007 as part of a demutualization.

The thesis behind our investment in Employers was our belief that the company’s balance sheet and returns were significantly understated due to overly conservative reserving methodologies and were likely to improve as these excess reserves were released. In addition, we believed the company’s expansion into other states through its relationship with Automatic Data Processing (ADP) would result in higher returns, given substantially lower acquisition costs. As part of our extensive due diligence, we worked with an independent actuary to assess reserve redundancies at Employers; probed industry participants, including brokers, as to the company’s underwriting discipline and worked to better understand the potential impact of the company’s relationship with ADP. At the time of purchase, we believe that we paid a discount to the true book value of Employers based on our calculations of reserve redundancies. In addition, we believe management continues to demonstrate a disciplined approach to managing capital, having intentionally pulled away from the California market because returns did not meet their required hurdle rates.

As we move into 2008 and beyond, our outlook for financials remains cautious. We believe that we are still in the early innings of a downtrend in the credit cycle, particularly in the mortgage market. The market has started to reprice risk, which will have an adverse impact on asset growth. Despite the weakness in many financial stocks, we believe that valuations do not yet fully and accurately reflect the underlying fundamentals. During the latter half of 2007, we refined our portfolio, focusing on our highest-conviction and most transparent opportunities, while reducing our exposure to lower-conviction investments. Although the recent sell-off in the financials group has created some incremental opportunities, we continue to maintain a cautious stance.

Consumer, Business Services, Health Care, and Technology

We continue to believe that consumer businesses will face a more challenging demand profile going forward, certainly relative to the past several years. As we have

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stated in the past, we are careful to isolate and manage the Fund’s direct exposure to discretionary consumer spending. Despite our hard work to contain these portfolio risks, capital dedicated to our consumer- oriented stocks adversely affected the Fund during the latter half of 2007. It is clear that we are experiencing a shift in the consumer credit markets and that this shift will continue to have material consequences for consumer discretionary business models.

During the third quarter, the market continued to discount deteriorating fundamentals in the consumer area and many stocks suffered accordingly. As a result, we checked and re-checked our assumptions to make sure we thoroughly understood risk at the company and industry level across the Fund. Certain farm team stocks (by this we mean our watch list of companies where we like the underlying business, but are waiting for the stock price to drop to a level that meets our disciplined valuation metrics) are also getting close to our buy price, a positive byproduct of recent market volatility. Over the next several months, we think that we may get the opportunity to buy some consumer franchises at attractive prices. Within the broad non-industrial, non-financial space, we continue to believe most of our incremental capital will be allocated to niche business services, health care and technology investments.

During the fourth quarter, Advance Auto Parts (2.83%) was a positive contributor to the Fund’s performance. It was also a contributor for the full year. Advance Auto is the number two auto parts retailer in the United States behind AutoZone (0.00%). The company sells primarily non-discretionary automotive parts, such as car batteries, spark plugs and mufflers, servicing both the do-it-yourself customer and local garages. We initiated our position after the company undertook a thorough review of its business and communicated a much clearer focus on improving returns on its invested capital. Coinciding with this internal operations review, the Board of Directors of Advance Auto also made a management change at the CEO level.

Our analysis of the company showed Advance Auto’s operating margins trailed the margins of its primary competitor, AutoZone, by over 400 basis points. Our due diligence around this margin differential showed significant room for improvement at the company on both the cost-of-goods-sold (COGS) and selling, general and administrative (SG&A) expense lines. Finally, we believe Advance Auto’s new store development should show improving returns on invested capital as the company slightly decreases individual store square footage and locates more new stores in areas with less costly real estate.

Mildly weak operating results from the company during the initial transition period coupled with consumer spending fears caused Advance Auto shares to drop into the low $30s during the late summer. We took advantage of this weakness in the company’s share price and initiated our position in the Fund.

Like many retailers, Advance Auto’s share price has suffered because of concerns regarding weakened consumer spending. This problem, however, we believe is mitigated somewhat by the fact that 70% to 75% of its business relates to non-discretionary purchases (e.g., car batteries, spark plugs, mufflers). We seek to be very selective about owning retail names in the current economic environment, but we believe that our investment in Advance Auto provides us with both the requisite asymmetrical risk profile and significant downside protection that we needed to be comfortable making the investment.

ACI Worldwide (3.99%) was a detractor to the Fund’s fourth quarter and full year returns. ACI is a global provider of electronic payments software used by financial institutions, large retailers and electronic payment processors. ACI’s software handles the authentication, routing, clearing, and settlement of payment transactions such as debit cards, credit cards, smart cards, and wire transfers. In return for its services, ACI essentially collects a small toll for each of the millions of transactions that it helps process. ACI’s software is currently installed in over 1,990 processing systems across 83 countries throughout the world.

We were drawn to this business because we felt it had a resilient business model (mission critical debit transactions are projected to grow at a compound annual growth rate of 15% over the next five years). We also believe it has incredibly sticky installed user base that

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RS Investors Fund (continued)

creates predictable, recurring, high-margin revenue streams; a stellar balance sheet with a net cash position; improving margins, and well protected downside.

We were able to purchase this franchise at a material discount to our estimate of warranted value when ACI’s stock underperformed due to non-fundamental reasons. For example, due to stock option issues, ACI was not current with its Securities and Exchange Commission filings. In addition, we believe that Phil Heasley, the new CEO, implemented a structural change when he overhauled the company’s sales strategy in early 2007 to focus on long-term value creation.

Team

Over the past several years our team has grown. We have followed the advice we give our management teams, investing heavily in hiring and developing our most precious resource — our people. To that end, we recently hired Scott Hartman as a client portfolio manager. Scott will both provide investment analysis and will also serve as an additional information resource to our clients. Prior to joining us in the fall, Scott was a Partner at Blum Capital Partners, a San Francisco-based value shop, where he spent more than six years managing the firm’s Capital Markets activities. Previously, Scott served as the CFO of several public and private companies. We are delighted to have Scott as the newest member of our team.

As we enter 2008, the RS Value Team has an investment staff of 12. Interestingly, as we have added additional people, the number of unique positions managed by the group has actually declined. These personnel additions were made to strengthen our team so that we can further increase our knowledge and understanding of our portfolio companies. We are firm believers that in the final analysis, knowledge is the best risk mitigant.

Outlook

Over the past several quarters, investors’ and companies’ access to credit has been rationed and we believe this curtailment will lead to less speculation and risk taking. Although long overdue and painful, we expect the resulting change will produce a much healthier investment environment. It appears that we are going back to the basics of fundamental investing where unlevered, risk-adjusted economic returns determine stock performance.

Recent market volatility coupled with our focus on downside protection and capital preservation have given us the opportunity to replace the more vulnerable business models within the portfolio with higher quality franchises. We have been and will continue to add to existing positions where we have the highest conviction. In addition, over the next several months we hope to purchase stock in companies that are on our farm team. These companies, which possess strong fundamentals and are managed with an eye towards long-term value creation are now closer to meeting our valuation criteria. As market volatility persists, we expect to continue to see some very attractive opportunities to increase existing positions or add new names to the Fund.

Year end letters are our opportunity to communicate to our shareholders and to reinforce the basic tenets of our group. Despite a volatile year, our confidence in the “3 P’s”: people, process and philosophy remain unchanged:

•	Returns-based investing. We focus on identifying structural changes that will drive a sustained increase in a company’s return on invested capital.

•	Exhaustive due diligence. Our 12 investment professionals seek to know our businesses as well as anyone in the market.

•	Team-oriented investing. We have at least two and usually three professionals analyzing each investment. We believe this leads to better analysis and identification of potential risks.

•	Optimize risk-adjusted returns. We focus on downside protection and insure that we have an adequate margin of safety in each investment.

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As always, we thank you for your investment and continued support.

Sincerely,

Andrew Pilara Co-Portfolio Manager	MacKenzie Davis Co-Portfolio Manager

David Kelley Co-Portfolio Manager	Joe Wolf Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

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RS Investors Fund (continued)

Total Net Assets: $34,288,472	Data as of December 31, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
KKR Private Equity Investors, L.P.	7.64%
Allegheny Technologies, Inc.	5.08%
Comverse Technology, Inc.	4.96%
Scientific Games Corp.	4.86%
Carter’s, Inc.	4.44%
Peabody Energy Corp.	4.37%
Convergys Corp.	4.26%
Key Energy Services, Inc.	4.15%
Invesco Ltd.	4.11%
Denbury Resources, Inc.	4.03%
Total	47.90%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $182.6 million to $386.9 billion. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	Since Inception
Class A Shares	11/15/05
without sales charge		-0.72%	9.74%
with maximum sales charge		-5.46%	7.25%
Class C Shares†	7/24/07
without sales charge		—	-7.61%
with sales charge		—	-8.37%
Class K Shares†	01/03/07
without sales charge		—	-1.10%
Class Y Shares†	05/01/07
without sales charge		—	-6.98%
Russell 3000® Index[3]		5.14%	10.70%
			Since Class A share inception
Russell 3000® Value Index[4]		-1.01%	10.66%
			Since Class A share inception
S&P 500 Index[5]		5.49%	10.80%
			Since Class A share inception

†	RS Investors Fund’s Class C, Class K, and Class Y Shares “since inception” returns are not annualized and represent cumulative returns.
4

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 11/15/05 in Class A shares of RS Investors Fund and in the Russell 3000® Index, the Russell 3000® Value Index, and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (7/24/07), Class K shares (01/03/07), and Class Y shares (05/01/07) would have the following values as of December 31, 2007: $9,163 (Class C), $9,890 (Class K), and $9,302 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares. For Class C shares, a contingent deferred sales charge of 1.0% was imposed at the end of the period.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.59%, Class C 2.35%, Class K 2.05%, and Class Y 1.32%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

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RS Global Natural Resources Fund

Co-Portfolio Managers

Andrew Pilara

MacKenzie Davis

Kenneth Settles

Investment Style

Alternative-Natural Resources

Fund Philosophy

The RS Global Natural Resources Fund seeks long-term capital appreciation by investing in companies principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services.

Investment Process

Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of their cost of capital. We seek managers who are thoughtful capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We intend to use these letters as a means not simply to review quarterly or annual performance, but to help our shareholders better understand our process and philosophy. We strive to employ a highly consistent, repeatable process when evaluating every investment opportunity, with the singular goal of generating superior long-term investment results. With that in mind, we thought it instructive to review a key rule of thumb that we employ, the “15% rule.”

In The Intelligent Investor, Benjamin Graham tells readers to:

Have the courage of your knowledge and experience. If you have formed a conclusion from the facts and if you know your judgment is sound, act on it — even though others may hesitate or differ. (You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right.) Similarly, in the world of securities, courage becomes the supreme virtue AFTER adequate knowledge and tested judgment are at hand.

Recognizing that we are not as eloquent as the founding father of value investing, we have come up with our own vernacular, the aforementioned “15% rule” — any investment, down 15% from cost, is generally either added to or eliminated from the portfolio. If we have done our work and the fundamentals haven’t changed we generally believe we should be buying more of the business. Value investors should be pleased to see the stock price decline as they begin to establish a position, as this will result in a lower aggregate cost basis. This is an obvious mathematical point, but runs contrary to the mindset of the typical investor who seeks validation from the short-term positive movement of stocks trading in the market. Our mandate is to identify investment opportunities where the chance to deploy additional capital at lower prices leaves us more excited, not less.

Perhaps an even more important aspect of this rule of thumb is the case where we are down 15% from cost, but have lost conviction in our thesis. Perhaps the fundamentals have changed. Perhaps we were simply wrong in analysis and our efforts to be contrarian. Regardless of the reason, if we don’t have the conviction to buy more, we generally believe we should sell. Investments that lose 15% of their value are clearly not a positive development, but are manageable within the context of a portfolio. Down 15% investments that balloon into down 40% positions undermine the long-term performance of the Fund. We pride ourselves on our downside protection statistics, and this framework helps us to minimize the impact of inevitable mistakes in a portfolio.

Over time, we also have learned to apply the 15% rule before the first dollar of capital is committed. We force ourselves to envision the scenario(s) where we are down 15% from cost and ask ourselves how enthusiastic we are to commit more capital to the idea. It is amazing how many potential opportunities fail to hold up to this simple test. In portfolio management, some of the best investments are the ones you don’t make.

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Performance

The RS Global Natural Resources Fund (Class A Shares) had a return of 6.04% for the fourth quarter vs. 4.64% for the S&P GSSITM Natural Resources Index 3. For the full year 2007, the Fund generated a return of 32.07%, compared with returns of 34.44% for the GSSI, 39.64% for the Lipper Natural Resources Fund Index4, 32.67% for the S&P Goldman Sachs Commodity Index6, and 16.23% for the Dow Jones-AIG Commodity IndexSM 7.

Investors with exposure to the natural resources space experienced another year of positive returns in 2007, driven primarily by energy and energy-related industries. The Fund’s performance over the course of the year was reflective of our investment process and philosophy. We approach investing in the natural resources sector with the objective of optimizing risk-adjusted returns over the course of a commodity price cycle, as opposed to maximizing results over shorter periods of time. While our diversification, focus on advantaged assets and longer-term investment horizon may negatively impact our relative performance during periods of rapidly rising commodity prices, we believe that our approach reduces downside risk during less favorable commodity price environments. During both the first and fourth quarters of the year, periods of relatively flat but volatile commodity prices, the Fund outperformed the index. Despite generating positive absolute returns, however, the Fund underperformed the index during the second and third quarters, when oil prices doubled and most commodity prices materially increased.

As discussed above, our objective as fund managers is not simply to make our clients money, but rather to optimize returns over a multi-year period. When we discuss “optimized returns” we are really speaking of risk-adjusted results, with risk defined as the permanent loss of capital as opposed to share price volatility. Thus, our first objective as fund managers is to not lose our clients’ money. We believe that this is a critical point for natural resources investors with an appropriately long time horizon, because the space will continue to be cyclical, yet it offers some of the most compelling investment opportunities of any segment of the global economy.

Our analysis attempts to identify those companies with advantaged assets — i.e. assets that can generate above cost of capital returns across a commodity price cycle and, critically, are of sufficient size such that capital can be reinvested at similarly high rates of return going forward. We purchase these companies at valuations that (1) meet our margin of safety requirement of at least 50% upside to warranted value and (2) have sufficient asymmetry such that the probability of permanent capital loss is more than outweighed by the probability of capital appreciation. We do this work in the context of our assessment of long-term commodity prices, which are derived by project level analysis across the specific cash cost and capital cost curve of an industry.

As we look toward 2008, there are numerous opportunities in segments such as natural gas, aluminum, certain types of coal, and power markets where cost curves are getting steeper (thereby increasing the advantage of those companies that control the highest quality assets) and where the underlying commodity is trading in close proximity to its marginal cost. However, we recognize that there are risks: to the price of certain commodities trading to levels where demand is eroded; to certain service or processing industries where competition will force mean reversion of returns on invested capital; or to more macro-economic factors such as a slowing U.S. economy, a strengthening Chinese currency or on-going political unrest in key regions of the world.

Over the past half-decade, it has been difficult to differentiate between superior stock selection and commodity speculation because of the almost homogenous rise in commodity prices. There are some pundits who are of the opinion that specific commodity prices will continue their rapid ascent. We do not believe, however, that the laws of economics have changed, or that we are in a “new paradigm”. We believe commodity prices will continue to oscillate, sometimes dramatically, around long-term incentive pricing, and the owners of advantaged assets will generate returns well in excess of the performance of the underlying commodity. We continue to seek new and exciting opportunities to own these assets at very attractive valuations, and we look forward to the challenges of applying a strict value-oriented process to the sometimes myopic, always volatile world of commodities and natural resources equities.

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RS Global Natural Resources Fund (continued)

Portfolio Review

Denbury Resources (5.03% of assets as of 12/31/07), an investment that we have owned since late 2006, was a positive contributor to returns during the fourth quarter and the full year 2007. Denbury is an independent oil and gas company with properties in the southeastern United States. By far the most interesting asset to us is the company’s ownership of Jackson Dome, the largest naturally occurring source of carbon dioxide east of the Mississippi River. In certain oil fields, carbon dioxide can be injected to produce oil that was unrecoverable using primary and secondary methods of recovery. This process is broadly referred to as tertiary oil recovery or enhanced oil recovery (EOR). Through its ownership of a low-cost source of carbon dioxide and the pipelines used to transport carbon dioxide from Jackson Dome to the producing oil fields in the area, we believe that Denbury will be able to continue to acquire mature oil fields throughout the Gulf Coast region and significantly increase both production and reserves at highly competitive capital and operating costs. In fact, over the past several years Denbury management has sold lower-return assets to fund increased capital spending in its carbon dioxide EOR business. Having spent time in the field and with management, including a recent trip to visit the Tinsley oil field north of Jackson Dome, and after studying the unit-level economics of the company’s EOR business, we continue to believe that the shift in capital spending will support improving returns on invested capital and create significant value for shareholders over the next several years — even at significantly lower oil prices. Denbury’s tertiary oil recovery business is representative of what we refer to as an “advantaged asset” — a unique, low-cost, defensible asset with a dominant position that is unlikely to be competed away.

Interestingly, our work on the economics of the enhanced oil recovery business and our time spent in the oil fields visiting carbon dioxide EOR projects helped us identify other investment opportunities. For example, Eastman Chemical (2.22%), another Fund investment that contributed positively to 2007 returns, recently entered into an agreement to sell the carbon dioxide generated as a waste product from one of its new coke gasification plants to Denbury Resources for use in EOR projects on the Gulf Coast. Gasification involves making synthetic natural gas from coal and/or petroleum coke for use as a low-cost feedstock in the production of various chemicals. We believe the economics of gasification projects are quite attractive as coal and petroleum coke costs are materially lower than that of natural gas, on an energy equivalent basis. Gasification emits significantly more carbon dioxide than processes using alternative feedstocks such as natural gas, however. The potential emergence of a carbon dioxide tax or a cap and trade system in the United States over the next several years may, depending on the ultimate costs of emitting carbon dioxide, make gasification projects less attractive or even uneconomical, absent a means for sequestering the carbon dioxide.

By selling the carbon dioxide waste to Denbury Resources, we believe Eastman is able to leverage its expertise in coal/coke gasification to reduce its feedstock costs and create a meaningful competitive advantage in several chemical businesses, without taking on the potential risk associated with a carbon dioxide liability. Denbury, meanwhile, benefits from securing another source of low-cost carbon dioxide that can be used to develop additional oil fields. For Eastman, we expect that new investments in coal/coke gasification projects and other technologies that significantly reduce feedstock and conversion costs in its chemical businesses (including the company’s IntegRex technology, which we recently visited in Colombia, South Carolina) coupled with the sale of its higher-cost commodity chemical plants will drive material improvements in Eastman’s returns over the next several years. Furthermore, we believe that our understanding of the tertiary oil recovery business and of coal/coke gasification economics supports our more optimistic view regarding the company’s ability to create shareholder value through investments in new gasification projects.

Another company that we expect to eventually benefit from the development of new coal gasification technologies and projects is Peabody Energy (5.23%). Peabody is the largest independent coal company in the world. In addition to its increased presence in Australia, Peabody has dominant positions in the Powder River and Illinois basins of the United States. While coal prices

44	Call 1.800.766.FUND

in other basins may rise more rapidly, we believe that coal mines in the Powder River and Illinois basins will achieve superior returns given advantaged geology, which positively affects both operating and capital costs. While we acknowledge environmental concerns regarding coal as a fuel source, we believe that new gasification technologies when combined with effective ways of capturing and sequestering waste carbon dioxide (much like the Eastman/Denbury project described above) will result in sustained demand for low-cost coal from the Power River and Illinois basins. In fact, Peabody itself is investing in both mine-mouth coal gasification power projects and coal-to-liquids projects aimed at capturing the cost advantage that coal enjoys relative to natural gas and oil. Today, Peabody’s investments in these technologies represent a free option on efforts to monetize this country’s significant multi-century coal reserves.

Even if Peabody’s gasification investments are not successful, we still expect demand for coal from Peabody’s mines in the Powder River Basin, the Illinois Basin, and Australia to enjoy continued growth. In addition, we expect that the company’s investments in high-return mines in these basins will support improving returns on invested capital over the next several years.

Our investments in Denbury, Eastman, and Peabody highlight our approach to investing in the natural resources space. Though fluctuations in commodity prices will no doubt affect the performance of the share prices of our portfolio companies over short periods of time, our investments in these names are premised on our differentiated and longer-term view that they will realize improving returns on invested capital over the next several years. Furthermore, we believe that the magnitude of the potential improvements remains underappreciated by the market. Our perspective is enhanced by time spent on the ground conducting site visits across the globe. It is also a function of the detailed work we undertake to understand the unit level economics of the various projects to which companies are allocating capital. As described above, our analysis of EOR, coal/coke gasification, coal mining, and power generation economics proved to be useful in helping us identify a number of very different but economically related investment opportunities. We believe that our understanding of these projects allows us to identify attractive investment opportunities that do not depend on rising commodity prices to earn a reasonable rate of return. More importantly, by identifying projects with attractive reinvestment opportunities using conservative mid-cycle commodity price assumptions, we feel that we can protect our downside when the volatile commodity price environment becomes less favorable.

Investments in the aluminum industry also generated significant positive contributions to returns during 2007. Century Aluminum (3.56%), a long-time position, performed reasonably well during the year, and we remain steadfast in our conviction in the company’s compelling long-term prospects. Century is an upstream aluminum producer, with a partial interest in an alumina refinery, significant U.S. aluminum smelting capacity, and a growing presence in Iceland. We believe the alumina and U.S. assets are of average quality; and though we think management has done an excellent job of improving overall operational efficiencies, there is little room for improving these facilities’ competitive positions. We believe the Iceland smelters, however, are advantaged due to their access to very inexpensive geothermal and hydro-powered electricity. Unlike many segments in the natural resources space, it is access to low-cost electricity, not capital efficiencies, that determines the slope and the shape of the aluminum industry cost curve. In Iceland, we think Century possesses a cost structure that is extremely difficult to replicate. Having visited the Iceland facilities early last year, we gained an enhanced appreciation for their strategic benefits and the strength of both the local and corporate management teams, led by CEO Logan Kruger. We believe that our investment in Century is a prime example of how we often seek to identify structural changes within a company that we think will lead to sustained higher returns.

Alcan (0.00%), a major integrated aluminum producer, was a significant holding until we exited the position following Rio Tinto’s bid for the company in mid-July. As with Century, our investment in Alcan was predicated on its access to long-term, low-cost power contracts for its smelters, and it is illustrative of our research process. Take-outs or acquisitions are never used to justify an

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RS Global Natural Resources Fund (continued)

investment, because we can not accurately predict a third party’s ability to assess value in a manner consistent with our own determination. Nor do we wish to engage the arbitrage community in debates over single-digit percentages of value. In the case of Alcan, however, we determined a warranted value for the entire business based on the sum of the different projects and business units, using a long-term aluminum price assumption derived from a detailed analysis of both existing and new smelting and refining capacity across the industry. This warranted value was well in excess of the share price at the time of our initial investment, and we established a position.

Alcoa (0.00%), a major competitor, made a bid for Alcan in May. Although the price offered would have provided a substantial return to our shareholders, it was more than 30% below our estimate of Alcan’s value and, as such, we opted not to tender our shares. Rio Tinto’s bid a few months later was marginally in excess of our target, and we were happy to sell our shares at a slight discount to the final purchase price because, at that point, we believed the risks associated with the deal falling through more than outweighed the potential for an incremental 3-4% gain achieved by holding the stock until the transaction closed. Replacing core, high conviction investments is never easy, but we were pleased to see that a sophisticated strategic buyer agreed with our assessment of Alcan’s worth.

Spectra Energy (2.83%) saw a modest stock price decline over the full year, but ended with a solid fourth quarter advance. Spectra was spun out of Duke Energy (2.90%) at the beginning of last year and is one of the largest natural gas processing, storage and pipeline companies in North America. We believe that Spectra is well positioned to take advantage of the continued need to transport gas from the producing regions in the western portion of the continent to the consuming regions in the east. In addition, we believe Spectra’s storage assets will disproportionately benefit from the inevitable increase in liquified natural gas (LNG) volumes destined for the United States. Although management has guided toward relatively modest earnings growth targets through 2009, we are attracted by the steady cash flows generated by the pipeline assets and the opportunity for further growth in both the storage and processing units. At the time of the spinout, management discussed the potential to drop certain assets into a master limited partnership over time. The first such transaction occurred at the end of the second quarter, with Spectra retaining ownership of 84% of the limited partnership units and 100% of the general partnership units. The newly traded entity, which returned 10% from its initial public offering price through year end, provides some indication of the latent value we believe exists within Spectra’s asset base.

A.M. Castle & Co. (1.08%) detracted from the Fund’s performance during the year. The company is a service center that processes and distributes aluminum, alloys, nickel, stainless, carbon, and plastic products. Castle’s metals are sold primarily to the aerospace/defense, heavy equipment, oil and gas, and general equipment industries. Our investment thesis for Castle is predicated on the transformation of the business by CEO Mike Goldberg. Mr. Goldberg joined Castle two years ago from Integris Metals, and has redirected the company’s strategy from commodity metals distribution towards specialty grade, high performance metals augmented by value added processing and supply chain management solutions. With minimal incremental investment, Castle has expanded midcycle margins, and increased asset turns, two critical drivers of return on invested capital for distribution companies. Having recently visited its largest facility in Chicago, we gained a greater appreciation for the company. While we believe investors are focused on temporary inventory build-ups in the aerospace supply chain due to program delays, we maintain that the structural changes occurring at Castle will lead to sustainable, higher returns over the cycle, creating long-term shareholder value.

In addition, while the service center industry remains highly fragmented, we believe that Castle will continue to find prudent opportunities to deploy incremental capital into both domestic and international acquisitions. In September 2006, Castle acquired Transtar, adding exposure to the global aerospace and defense markets with key platforms and customers including Boeing (0.00%) and Airbus (0.00%).

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Outlook

In 2006 we laid out a thesis summarizing our medium-term fundamental commodity outlook. To recap:

•	We invest with the premise that most commodity prices will be flat to lower going forward.

•	Midcycle prices in the future will be higher than historical averages due to increased capital costs.

•

Commodity-related companies that generate returns in excess of their cost of capital at midcycle commodity prices will generate superior risk-adjusted returns vs. a direct investment in the commodities, across a commodity price cycle.

Through the end of 2007, we believe there remains little evidence to suggest that our thesis should change, as we are witnessing the impact of incremental supply in certain base metals and the hydrocarbon sectors. There has been no reversal to the continued deterioration of capital efficiencies in the production of any of the commodities, and it is this factor that we believe will ultimately establish forward midcycle prices and thus valuations.

Again, we do not profess to have any particular insight into the direction of near-term commodity prices or the related equities. Instead we view the market as a medium through which we hope to realize our estimate of a particular holding’s warranted value over a three- to five-year investment horizon. We deploy the Fund’s capital with an eye toward optimizing long-term results, and we ask that our investors judge us over a similar time frame. We remain optimistic about the multi-year outlook for commodities and resource-related stocks, and we continue to search for high-quality companies selling at a significant discount to warranted value. As always, we remain committed to managing a diversified, all-cap portfolio as we believe it to be in our shareholders’ best interest.

We will continue to use these letters as an opportunity to communicate with you regarding our investment objectives and business principles. Our long-term goal is to be considered one of the top value investment teams, which means striving to achieve superior long-term investment results. Our hope is that our invest ment philosophy, work ethic, and commitment to improvement are the foundation blocks to help us reach our goal. For us, being among the best involves not only achieving our investment objectives but also living by our principles:

•	Alignment with shareholders

•	Uncompromising integrity

•	Respect for others

•	Continuous learning

•	A disciplined process

We appreciate your continued support.

We appreciate your support.

Andrew Pilara	MacKenzie Davis
Co-Portfolio Manager	Co-Portfolio Manager

Kenneth Settles, Jr.
Co-Portfolio Manager

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

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RS Global Natural Resources Fund (continued)

Total Net Assets: $2,173,585,199	Data as of December 31, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Peabody Energy Corp.	5.23%
Allegheny Technologies, Inc.	5.09%
Denbury Resources, Inc.	5.03%
Talisman Energy, Inc.	4.62%
Companhia Vale do Rio Doce	4.50%
Petrobank Energy & Resources Ltd.	4.01%
Century Aluminum Co.	3.56%
Key Energy Services, Inc.	3.52%
Kinross Gold Corp.	3.17%
PPL Corp.	3.15%
Total	41.88%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3	The S&P GSSI™ Natural Resources Index is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	11/15/95
without sales charge		32.07%	26.63%	31.15%	16.52%	15.02%
with maximum sales charge		25.79%	24.60%	29.89%	15.95%	14.56%
Class C Shares†	05/01/07
without sales charge		—	—	—	—	14.84%
with sales charge		—	—	—	—	13.84%
Class K Shares	12/04/06
without sales charge		31.37%	—	—	—	23.20%
Class Y Shares†	05/01/07
without sales charge		—	—	—	—	15.76%
S&P GSSITM Natural Resources Index[3]		34.44%	28.99%	29.15%	12.80%	N/A
Lipper Natural Resources Fund Index[4]		39.64%	32.99%	32.05%	15.76%	17.27%
					Since Class A share inception
S&P 500® Index[5]		5.49%	8.62%	12.83%	5.91%	9.56%
					Since Class A share inception

†	RS Global Natural Resources Fund’s Class C and Class Y shares “since inception” returns are not annualized and represent cumulative total returns.

4	The Lipper Natural Resources Fund Index is an unmanaged equally weighted index of the largest mutual funds in the Lipper Natural Resources category of funds, adjusted for the reinvestment of capital gains distributions and income dividends. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	The S&P Goldman Sachs Commodity Index (S&P GSCI™) is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully collateralized basis with full reinvestment. Individual components qualify for inclusion in the S&P GSCI™ on the basis of liquidity and are weighted by their respective world production quantities. The combination of these attributes provides investors with a representative and realistic picture of realizable returns attainable in the commodities markets.

7	The Dow Jones – AIG Commodity Index(SM) (DJ-AIGCISM) is designed to be a highly liquid and diversified benchmark for the commodity futures market. The DJ-AIGCI is composed of futures contracts on 19 physical commodities. The DJ-AIGCI is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.51%, Class C 2.27%, Class K 1.97% and Class Y 1.23%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

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RS Global Natural Resources Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Global Natural Resources Fund, the S&P GSST™ Natural Resources Index, the Lipper Natural Resources Fund Index, and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (05/01/07), Class K shares (12/04/06), and Class Y shares (05/01/07) would have the following values as of December 31, 2007: $11,384 (Class C), $12,512 (Class K), and $11,576 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares. For Class C shares, a contingent deferred sales charge of 1.0% was imposed at the end of the period.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.51%, Class C 2.27%, Class K 1.97% and Class Y 1.23%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

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RS Large Cap Value Fund

Co-Portfolio Managers

John Leonard

Thomas M. Cole

Thomas Digenan

Scott Hazen

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Fund Philosophy

RS Large Cap Value Fund seeks to maximize total return, consisting of capital appreciation and current income by investing principally in large capitalization companies.

Investment Process

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of large capitalization companies. The Fund defines such companies as those with a capitalization of at least $3 billion at the time of initial purchase.

The Fund normally invests in companies whose stock prices, in the opinion of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Fund’s investment subadviser, do not reflect the company’s full value. These expectations are based on UBS Global AM’s assessment of a company’s ability to generate profit and grow the business in the future.

Performance

Volatility returned to the U.S. equity market in 2007, starting in late February/early March, continuing in July and August, and culminating in a broader sell-off during the fourth quarter. In all, the broad market, as defined by the Russell 3000® Index4, was up 5.14% in 2007, despite being down -3.34% in the fourth quarter. Large-caps outperformed small-caps, with the Russell 1000® Index5 up 5.77% for the year and down -3.23% for the fourth quarter, while the Russell 2000® Index6 was down -1.57% and down -4.58% for the same periods, respectively. There was a broad spread in returns at the sector level during the year and in the fourth quarter.

Sectors such as energy and materials (up 32.4% and 20%, respectively for the year) outperformed as prices for the underlying commodities skyrocketed, while financials significantly underperformed (down -20.84% for the year and -15.04% for the fourth quarter) as investors and the companies themselves grappled with the growing fallout of the subprime mortgage collapse.

As would be expected in periods when financials underperformed the market so dramatically, large value underperformed large growth in the fourth quarter and for the year. This is the first time growth has beaten value in a calendar year since 1999.

The RS Large Cap Value Fund (Class A Shares) slightly outperformed the Russell 1000® Value Index3, returning
-5.11% for the fourth quarter and -0.01% for the year 2007, while the index returned -5.80% and -0.17%, respectively.

Portfolio Review

Benefiting the Fund in both the fourth quarter and one year period was the fact that, despite having “large value” style characteristics, the Fund had fewer of those characteristics than the benchmark. This was due largely to the fact that the Fund has less exposure than the benchmark to the poorly performing financial sector, most notably less exposure to real estate investment trusts (REITs), regional banks, and brokers. Additionally, the portfolio has had relatively more exposure to underpriced opportunities in the technology software and healthcare segments of the market.

Detracting from performance during the quarter and the year was the Fund’s underweighting in the very strongly performing energy sector. We have felt for some time that crude oil prices are too high and as they revert to more fundamentally justified levels the energy sector will underperform other opportunities in the market. This did not happen in 2007, but we believe that our positioning in this regard will add value over time.

Stock selection added value in the fourth quarter, but detracted from results for the calendar year. Positive contributors during both periods included financial holdings Northern Trust (1.60%) and Bank of New York Mellon (2.42%), whose capital markets exposure and relatively little exposure to subprime-related issues allowed their

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RS Large Cap Value Fund (continued)

stock prices to hold up well compared with others. Also doing well was Borg Warner (1.79%), which is in the auto parts supplies industry and received positive notice from investors due to its focus on improving the fuel efficiency of vehicles globally. Stock-specific detractors during both periods included Sprint Nextel (1.85%), whose operating results have continued to underwhelm investors despite a very strong platform; anti-virus software company Symantec (1.63%); and Fifth Third Bancorp (1.73%), which has had earnings disappointments despite what we view to be a solid deposit-gathering model that should outperform over time.

Outlook

At month-end, we have limited factor exposures in our portfolios because we find that most of the opportunities available in the current market continue to be more bottom-up in nature.

There are three aspects of the Fund going into 2008 that we view to be key to our ability to outperform the benchmark: positioning within the financial sector, and the underweighting in the energy and materials sectors. We are confident that these strategies will benefit our clients going forward.

We continue to find attractive valuations within financials. Our strategy of underweighting smaller, more regional banks, brokers, and real estate has helped, but has been partially offset by our overweighting in the large, more diversified global banking franchises. Based on the stock price volatility in financial stocks over the past few months, it is clear that investors, and in some cases the companies themselves, are having a difficult time correctly evaluating the impact of the credit deterioration and the subprime mortgage fallout on their respective businesses. As new information comes out regarding these companies and their respective exposures, it provides incrementally more clarity to the situation. In the meantime, overreactions affecting stock prices to the downside are common, and the price movement of these global franchises has had a negative impact on the performance of the Fund. We believe this will correct itself over time, as many of these stocks are significantly underpriced relative to their fundamentals. As of yet, the recent events have not caused a measurable change in our U.S. equity portfolio strategy, however, we are continuing to monitor the market closely as its volatility creates opportunities to capitalize on further price/intrinsic value discrepancies. We continue to look for opportunities where we believe that the market has overreacted and where we have strong conviction. This may involve switching names within a sector or across sectors.

Our underweighting in energy is also a key position in the portfolio, and unfortunately this underweighting has contributed to the portfolio’s underperformance over the past several months as energy stocks have continued their very strong performance. Oil prices have been volatile. They are near all-time highs, and continue to be well above our normal assumptions. As demand normalizes, non-OPEC supply continues to grow and major capacity expansions in OPEC come online, we believe that concerns over OPEC spare capacity will lessen. Key swing factors will continue to be China and U.S. demand growth. Data for 2005, 2006, and 2007 show a marked slowdown from 2004, which was the highest year-over-year demand growth since 1976. We believe that over time as oil prices normalize at lower levels than where we are today, energy stock prices in general will underperform other segments of the U.S. equity market, which is why we are underweighted in the sector. We believe opportunities exist within oil services, as several years of above midcycle oil prices lead to increased spending by major integrated oils, independent exploration and production companies, and national oil companies, and the exposure that we do have to the energy sector tends to be concentrated in those areas.

We remain underweighted the materials sector. We have seen earnings growth driven by the run-up in underlying commodity prices. Demand growth and speculative buying are having an outsized impact on commodity prices. We expect, and are seeing signs of, a significant supply response. Historically, capital expenditures have led output by two years. Capital expenditures have soared since 2005. Over time, we expect commodity prices to fall as supply increases come online and as pure speculators look elsewhere. We expect that the earnings in this sector will deteriorate rapidly when there is a correction in the underlying commodity prices.

52	Call 1.800.766.FUND

We view the overall U.S. equity market to be modestly underpriced, and we continue to maintain 100% of the portfolio’s exposure to the market. Market volatility, while clearly increasing over recent periods, has been unusually low over the past couple of years. We expect there to be a continued return to higher, more normal levels over time.

Thank you for your continued support.

Sincerely,

John Leonard	Thomas M. Cole
Co-Portfolio Manager	Co-Portfolio Manager

Thomas Digenan	Scott Hazen
Co-Portfolio Manager	Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

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RS Large Cap Value Fund (continued)

Total Net Assets: $84,221,330	Data as of December 31, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
General Electric Co.	5.26%
Exxon Mobil Corp.	4.20%
Chevron Corp.	3.99%
Wells Fargo & Co.	3.84%
Citigroup, Inc.	3.51%
Morgan Stanley	3.27%
Exelon Corp.	3.23%
Merck & Co., Inc.	2.72%
AT&T, Inc.	2.64%
Bank of New York Mellon Corp.	2.42%
Total	35.08%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $5.1 billion; the median market capitalization was approximately $791.1 million. The index had a total market capitalization range of approximately $520 billion to $178 million. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

6

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

54	Call 1.800.766.FUND

Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	Since Inception
Class A Shares	02/03/03
without sales charge		-0.01%	8.81%	14.22%
with maximum sales charge		-4.73%	7.06%	13.09%
Class B Shares	02/03/03
without sales charge		-0.78%	8.02%	13.38%
with sales charge		-3.36%	7.49%	13.26%
Class C Shares	02/03/03
without sales charge		-0.78%	8.02%	13.38%
with sales charge		-1.63%	8.02%	13.38%
Class K Shares	02/03/03
without sales charge		-0.34%	8.49%	13.90%
Russell 1000® Value Index[3]		-0.17%	9.32%	15.36%
			Since Class A share inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 02/03/03 in Class A, Class B, Class C, and Class K shares of RS Large Cap Value Fund and in the Russell 1000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they don’t impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares. For Class B shares, a contingent deferred sales charge of 1.00% was imposed at the end of the period.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian UBS Large Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.35%, Class B 2.11%, Class C 2.11% and Class K 1.64%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	55

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

			Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/01/07-12/31/07	Expense Ratio During Period* 07/01/07-12/31/07
Based on Actual Return
RS Partners Fund	Class A		$1,000.00	$873.50	$7.04	1.49%
	Class K		$1,000.00	$872.00	$8.73	1.85%
	Class Y		$1,000.00	$875.30	$5.05	1.07%
RS Value Fund	Class A		$1,000.00	$922.00	$6.30	1.30%
	Class C		$1,000.00	$918.10	$10.23	2.12%
	Class K		$1,000.00	$920.20	$8.12	1.68%
	Class Y		$1,000.00	$923.30	$4.70	0.97%
RS Investors Fund	Class A		$1,000.00	$904.30	$7.75	1.61%
	Class C	(a)	$1,000.00	$923.90	$12.39	2.55%
	Class K		$1,000.00	$899.20	$13.07	2.73%
	Class Y		$1,000.00	$905.00	$6.61	1.38%
RS Global Natural Resources Fund	Class A		$1,000.00	$1,112.60	$7.59	1.43%
	Class C		$1,000.00	$1,108.20	$12.14	2.28%
	Class K		$1,000.00	$1,109.60	$10.75	2.02%
	Class Y		$1,000.00	$1,114.60	$5.88	1.10%
RS Large Cap Value Fund	Class A		$1,000.00	$938.40	$6.84	1.40%
	Class B		$1,000.00	$935.20	$10.33	2.12%
	Class C		$1,000.00	$935.20	$10.36	2.12%
	Class K		$1,000.00	$937.10	$8.36	1.71%

56	Call 1.800.766.FUND

			Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/01/07-12/31/07	Expense Ratio During Period* 07/01/07-12/31/07
Based on Hypothetical Return (5% Return Before Expenses)
RS Partners Fund	Class A		$1,000.00	$1,017.69	$7.58	1.49%
	Class K		$1,000.00	$1,015.88	$9.40	1.85%
	Class Y		$1,000.00	$1,019.82	$5.44	1.07%
RS Value Fund	Class A		$1,000.00	$1,018.64	$6.62	1.30%
	Class C		$1,000.00	$1,014.54	$10.75	2.12%
	Class K		$1,000.00	$1,016.74	$8.53	1.68%
	Class Y		$1,000.00	$1,020.32	$4.94	0.97%
RS Investors Fund	Class A		$1,000.00	$1,017.07	$8.21	1.61%
	Class C	(a)	$1,000.00	$1,010.72	$11.26	2.55%
	Class K		$1,000.00	$1,011.45	$13.84	2.73%
	Class Y		$1,000.00	$1,018.27	$7.00	1.38%
RS Global Natural Resources Fund	Class A		$1,000.00	$1,018.02	$7.25	1.43%
	Class C		$1,000.00	$1,013.69	$11.60	2.28%
	Class K		$1,000.00	$1,015.01	$10.27	2.02%
	Class Y		$1,000.00	$1,019.65	$5.61	1.10%
RS Large Cap Value Fund	Class A		$1,000.00	$1,018.15	$7.12	1.40%
	Class B		$1,000.00	$1,014.53	$10.75	2.12%
	Class C		$1,000.00	$1,014.50	$10.79	2.12%
	Class K		$1,000.00	$1,016.57	$8.70	1.71%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(a)

Commencement of operations was 7/24/07. Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 160/365 (to reflect the period).

www.RSinvestments.com	57

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58	Call 1.800.766.FUND

Financial Information

Year Ended December 31, 2007

Schedule of Investments – RS Partners Fund

December 31, 2007	Shares	Value

Common Stocks – 84.4%
Air Transport – 0.4%
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR(1)	354,850	$8,913,832
Grupo Aeroportuario del Sureste, S.A.B. de C.V., ADR(1)	5,319	325,629

		9,239,461
Aluminum – 3.7%
Century Aluminum Co.(2)	1,525,096	82,263,678

		82,263,678
Auto Parts - After Market – 1.3%
Commercial Vehicle Group, Inc.(2)(3)	2,047,101	29,682,965

		29,682,965
Banks - Outside New York City – 2.5%
Hancock Holding Co.	757,392	28,932,374
UMB Financial Corp.	702,591	26,951,391

		55,883,765
Cable Television Services – 3.5%
Liberty Global, Inc., Class A(2)	840,278	32,930,495
Liberty Global, Inc., Series C(2)	1,259,441	46,082,946

		79,013,441
Casinos & Gambling – 3.4%
Scientific Games Corp., Class A(2)	2,274,145	75,615,321

		75,615,321
Coal – 4.6%
Peabody Energy Corp.	1,653,400	101,915,576

		101,915,576
Computer Services, Software & Systems – 6.6%
ACI Worldwide, Inc.(2)(3)	2,912,918	55,461,959
Quest Software, Inc.(2)	1,765,652	32,558,623
Solera Holdings, Inc.(2)	2,398,280	59,429,378

		147,449,960
Education Services – 3.3%
Bright Horizons Family Solutions, Inc.(2)	872,568	30,138,499
Corinthian Colleges, Inc.(2)	2,856,769	43,994,242

		74,132,741
Electronics - Medical Systems – 4.2%
Advanced Medical Optics, Inc.(2)	2,314,069	56,764,113
eResearch Technology, Inc.(2)(3)	3,235,047	38,238,255

		95,002,368
Electronics - Semiconductors & Components – 1.2%
Atmel Corp.(2)	6,416,189	27,717,936

		27,717,936
Entertainment – 2.4%
Lions Gate Entertainment Corp.(2)	5,726,645	53,944,996

		53,944,996
Insurance - Multi-Line – 4.1%
Assured Guaranty Ltd.	1,746,270	46,346,006
Hanover Insurance Group, Inc.	992,870	45,473,446

		91,819,452
Insurance - Property & Casualty – 2.1%
Employers Holdings, Inc.(3)	2,867,090	47,909,074

		47,909,074

Machinery - Oil/Well Equipment & Services – 4.1%
Key Energy Services, Inc.(2)	6,449,800	92,812,622

		92,812,622

December 31, 2007	Shares	Value

Medical & Dental Instruments & Supplies – 1.5%
The Cooper Cos., Inc.	894,413	$33,987,694

		33,987,694
Medical Services – 2.4%
Magellan Health Services, Inc.(2)	1,146,521	53,462,274

		53,462,274
Metal Fabricating – 0.8%
Mueller Water Products, Inc.	885,120	8,426,342
Mueller Water Products, Inc., Class B	903,920	9,012,083

		17,438,425
Metals & Minerals - Miscellaneous – 1.6%
A.M. Castle & Co.(3)	1,294,350	35,193,377

		35,193,377
Real Estate – 3.1%
DuPont Fabros Technology, Inc.	573,340	11,237,464
MI Developments, Inc., Class A	1,628,800	45,394,656
Quadra Realty Trust, Inc.(3)	1,472,935	11,842,397

		68,474,517
Real Estate Investment Trusts – 5.4%
Annaly Capital Management, Inc.	1,065,686	19,374,172
BioMed Realty Trust, Inc.	1,562,026	36,192,142
CapLease, Inc.	1,363,260	11,478,649
KKR Financial Holdings LLC	2,496,366	35,073,942
Meruelo Maddux Properties, Inc.(2)(3)	4,448,881	17,795,524

		119,914,429
Rental & Leasing Services - Consumer – 2.1%
Aaron Rents, Inc.(3)	2,451,802	47,172,671

		47,172,671
Restaurants – 2.4%
Triarc Cos., Inc., Class B(3)	6,003,100	52,587,156

		52,587,156
Services - Commercial – 7.4%
Coinstar, Inc.(2)(3)	2,464,452	69,374,324
Copart, Inc.(2)	779,141	33,152,450
Corrections Corp. of America(2)	2,098,938	61,939,660

		164,466,434
Steel – 4.9%
Allegheny Technologies, Inc.	1,281,240	110,699,136

		110,699,136
Textile - Apparel Manufacturers – 3.4%
Carter’s, Inc.(2)(3)	3,903,440	75,531,564

		75,531,564
Utilities - Electrical – 2.0%
NorthWestern Corp.	1,499,345	44,230,678

		44,230,678

Total Common Stocks (Cost $1,695,228,080)		1,887,561,711

	Shares	Value
Depositary Securities – 6.1%
Diversified Financial Services – 3.3%
KKR Private Equity Investors, L.P. 144A(4)(5)	4,067,165	74,003,149

		74,003,149

The accompanying notes are an integral part of these financial statements.

60	Call 1.800.766.FUND

December 31, 2007	Shares	Value

Investment Management Companies – 2.8%
AP Alternative Assets, L.P. 144A(4)(5)	4,180,500	$62,484,449

		62,484,449

Total Depositary Securities (Cost $180,691,941)		136,487,598

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(6)	448	18,973
RS Emerging Growth Fund, Class Y(6)	472	19,242
RS Emerging Markets Fund, Class A(6)	136	3,764
RS Equity Dividend Fund, Class Y(6)	30	278
RS Global Natural Resources Fund, Class Y(6)	4,443	168,573
RS Growth Fund, Class Y(6)	1,504	21,679
RS Investment Quality Bond Fund, Class A(6)	28	278
RS Investors Fund, Class Y(6)	6,960	66,881
RS MidCap Opportunities Fund, Class Y(6)	2,252	32,001
RS Money Market Fund, Class A(6)	49,595	49,595
RS S&P 500 Index Fund, Class A(6)	28	278
RS Smaller Company Growth Fund, Class Y(6)	1,698	34,803
RS Value Fund, Class Y(6)	335	8,800

Total Other Investments (Cost $416,184)		425,145

	Shares	Value
Short-Term Investments – 6.4%
Federated Prime Obligations Fund, Class B(7)	98,159,988	98,159,988
SSgA Prime Money Market Fund(7)	45,886,389	45,886,389

Total Short-Term Investments (Cost $144,046,377)		144,046,377

	Principal Amount	Value

Repurchase Agreements – 2.7%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $59,725,435, due 1/2/2008, collateralized by FHLMC, 4.50%, due 4/2/2014, with a value of $60,907,938	$59,712,000	59,712,000

Total Repurchase Agreements (Cost $59,712,000)		59,712,000

Total Investments – 99.6% (Cost $2,080,094,582)		2,228,232,831

Other Assets, Net – 0.4%		8,529,343

Total Net Assets – 100.0%		$2,236,762,174

(1)	ADR — American Depositary Receipt.
(2)	Non income-producing security.
(3)	Affiliated issuer. See 3d in Notes to Financial Statements.
(4)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2007, the aggregate market value of these securities amounted to $136,487,598, representing 6.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(5)	Restricted depositary units.
(6)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(7)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	61

Schedule of Investments – RS Value Fund

December 31, 2007	Foreign Currency	Shares	Value

Common Stocks – 87.6%
Cable Television Services – 3.9%
Liberty Global, Inc., Class A(1)		678,322	$26,583,439
Liberty Global, Inc., Series C(1)		1,976,579	72,323,026

			98,906,465
Casinos & Gambling – 3.5%
Scientific Games Corp., Class A(1)		2,699,355	89,753,554

			89,753,554
Chemicals – 1.9%
Eastman Chemical Co.		794,770	48,552,499

			48,552,499
Coal – 4.1%
Peabody Energy Corp.		1,717,620	105,874,097

			105,874,097
Communications Technology – 3.6%
Comverse Technology, Inc.(1)		5,401,820	93,181,395

			93,181,395
Computer Services, Software & Systems – 1.4%
BEA Systems, Inc.(1)		2,301,708	36,320,952

			36,320,952
Diversified Financial Services – 1.4%
Ameriprise Financial, Inc.		653,360	36,006,670

			36,006,670
Drugs & Pharmaceuticals – 2.1%
Biovail Corp.		2,565,240	34,528,131
Warner Chilcott Ltd., Class A(1)		1,130,133	20,037,258

			54,565,389
Education Services – 2.8%
Career Education Corp.(1)		2,845,338	71,531,797

			71,531,797
Electronics - Semiconductors & Components – 5.0%
Atmel Corp.(1)		14,645,288	63,267,644
LSI Corp.(1)		12,007,809	63,761,466

			127,029,110
Financial - Miscellaneous – 2.4%
Brookfield Asset Management, Inc., Class A	CAD	795,075	28,558,092
Fidelity National Financial, Inc., Class A		2,195,210	32,072,018

			60,630,110
Health Care Facilities – 2.0%
Sunrise Senior Living, Inc.(1)		1,670,632	51,254,990

			51,254,990
Insurance - Multi-Line – 2.5%
Assurant, Inc.		556,725	37,244,903
Genworth Financial, Inc., Class A		1,060,480	26,989,216

			64,234,119

December 31, 2007	Foreign Currency	Shares	Value

Investment Management Companies – 2.8%
Federated Investors, Inc., Class B		644,220	$26,516,095
Invesco Ltd.		1,409,000	44,214,420

			70,730,515
Medical Services – 2.2%
Magellan Health Services, Inc.(1)		1,218,470	56,817,256

			56,817,256
Metals & Minerals - Miscellaneous – 0.2%
Ivanhoe Nickel & Platinum Ltd.(1)(2)(3)		698,422	4,539,743

			4,539,743
Miscellaneous Equipment – 2.5%
W.W. Grainger, Inc.		735,510	64,371,835

			64,371,835
Oil - Crude Producers – 5.6%
Denbury Resources, Inc.(1)		1,971,990	58,666,702
Talisman Energy, Inc.	CAD	4,529,500	84,398,911

			143,065,613
Radio & TV Broadcasters – 1.9%
Grupo Televisa S.A., ADR(4)		2,074,200	49,303,734

			49,303,734
Real Estate – 1.5%
MI Developments, Inc., Class A		1,424,620	39,704,159

			39,704,159
Real Estate Investment Trusts – 3.0%
Alexandria Real Estate Equities, Inc.		548,519	55,767,927
Annaly Capital Management, Inc.		1,209,610	21,990,710

			77,758,637
Rental & Leasing Services - Consumer – 2.3%
WESCO International, Inc.(1)		1,479,467	58,646,072

			58,646,072
Retail – 6.1%
Advance Auto Parts, Inc.		2,407,760	91,470,802
Limited Brands, Inc.		3,372,600	63,843,318

			155,314,120
Savings & Loan – 1.6%
People’s United Financial, Inc.		2,374,088	42,258,766

			42,258,766
Services - Commercial – 5.8%
Convergys Corp.(1)		4,665,439	76,793,126
Corrections Corp. of America(1)		2,446,030	72,182,345

			148,975,471
Steel – 3.0%
Allegheny Technologies, Inc.		902,900	78,010,560

			78,010,560
Utilities - Cable TV & Radio – 1.6%
Comcast Corp., Class A(1)		2,280,805	41,647,499

			41,647,499

The accompanying notes are an integral part of these financial statements.

62	Call 1.800.766.FUND

December 31, 2007	Shares	Value
Utilities - Electrical – 5.9%
FirstEnergy Corp.	1,024,240	$74,093,522
PPL Corp.	1,478,700	77,025,483

		151,119,005
Utilities - Gas Distributors – 5.0%
Questar Corp.	813,500	44,010,350
Spectra Energy Corp.	3,224,051	83,244,997

		127,255,347

Total Common Stocks (Cost $2,032,700,533)		2,247,359,479

	Shares	Value

Depositary Securities – 4.9%
Diversified Financial Services – 2.8%
KKR Private Equity Investors, L.P. 144A(5)(6)	3,929,700	71,501,937

		71,501,937
Investment Management Companies – 2.1%
AP Alternative Assets, L.P. 144A(5)(6)	3,687,987	55,123,032

		55,123,032

Total Depositary Securities (Cost $166,237,629)		126,624,969

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(7)	252	10,681
RS Emerging Growth Fund, Class Y(7)	419	17,063
RS Emerging Markets Fund, Class A(7)	131	3,615
RS Equity Dividend Fund, Class Y(7)	33	310
RS Global Natural Resources Fund, Class Y(7)	2,711	102,865
RS Growth Fund, Class Y(7)	1,247	17,974
RS Investment Quality Bond Fund, Class A(7)	32	310
RS Investors Fund, Class Y(7)	4,639	44,581
RS MidCap Opportunities Fund, Class Y(7)	1,482	21,059
RS Money Market Fund, Class A(7)	20,223	20,223
RS Partners Fund, Class Y(7)	645	19,823
RS S&P 500 Index Fund, Class A(7)	31	310
RS Smaller Company Growth Fund, Class Y(7)	1,003	20,560

Total Other Investments (Cost $275,853)		279,374

	Shares	Value
Short-Term Investments – 6.7%
Federated Prime Obligations Fund, Class B(8)	11,517,239	115,117,239
SSgA Prime Money Market Fund(8)	57,558,620	57,558,620

Total Short-Term Investments (Cost $172,675,859)		172,675,859

December 31, 2007	Principal Amount	Value
Repurchase Agreements – 1.1%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $27,858,267, due 1/2/2008, collateralized by FNMA Discount Note, due 1/2/2008, with a value of $28,409,444	$27,852,000	$27,852,000

		27,852,000

Total Repurchase Agreements (Cost $27,852,000)		27,852,000

Total Investments – 100.3% (Cost $2,399,741,874)		2,574,791,681

Other Liabilities, Net – (0.3)%		(8,071,919)

Total Net Assets – 100.0%		$2,566,719,762

(1)	Non income-producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.
(3)	Restricted security. See 5d in Notes to Financial Statements.
(4)	ADR – American Depositary Receipt.
(5)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2007, the aggregate market value of these securities amounted to $126,624,969, representing 4.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(6)	Restricted depositary units.
(7)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(8)	Money Market Fund registered under the Investment Company Act of 1940.

Foreign-Denominated Security

Canadian Dollar – CAD

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	63

Schedule of Investments – RS Investors Fund

December 31, 2007	Foreign Currency	Shares	Value

Common Stocks – 88.1%
Aluminum – 3.1%
Century Aluminum Co.(1)		19,820	$1,069,091

			1,069,091
Cable Television Services – 3.7%
Liberty Global, Inc., Class A(1)		2,656	104,089
Liberty Global, Inc., Series C(1)		31,800	1,163,562

			1,267,651
Casinos & Gambling – 4.9%
Scientific Games Corp., Class A(1)		50,130	1,666,822

			1,666,822
Chemicals – 2.7%
Eastman Chemical Co.		15,000	916,350

			916,350
Coal – 4.4%
Peabody Energy Corp.		24,300	1,497,852

			1,497,852
Communications Technology – 5.0%
Comverse Technology, Inc.(1)		98,500	1,699,125

			1,699,125
Computer Services, Software & Systems – 4.0%
ACI Worldwide, Inc.(1)		71,940	1,369,738

			1,369,738
Education Services – 3.0%
Career Education Corp.(1)		41,330	1,039,036

			1,039,036
Electronics - Medical Systems – 3.0%
Advanced Medical Optics, Inc.(1)		42,230	1,035,902

			1,035,902
Electronics - Semiconductors & Components – 4.0%
LSI Corp.(1)		258,110	1,370,564

			1,370,564
Insurance - Multi-Line – 1.6%
Hanover Insurance Group, Inc.		11,940	546,852

			546,852
Insurance - Property & Casualty – 1.5%
Employers Holdings, Inc.		30,360	507,316

			507,316
Investment Management Companies – 4.1%
Invesco Ltd.		44,950	1,410,531

			1,410,531
Machinery - Oil/Well Equipment & Services – 4.1%
Key Energy Services, Inc.(1)		98,880	1,422,883

			1,422,883
Oil - Crude Producers – 7.5%
Denbury Resources, Inc.(1)		46,400	1,380,400
Talisman Energy, Inc.	CAD	63,800	1,188,796

			2,569,196
Real Estate – 2.2%
MI Developments, Inc., Class A		26,650	742,736

			742,736

December 31, 2007	Shares		Value

Retail – 6.0%
Advance Auto Parts, Inc.	25,500		$968,745
Limited Brands, Inc.	57,970		1,097,372

			2,066,117
Services - Commercial – 6.7%
Coinstar, Inc.(1)	30,050		845,907
Convergys Corp.(1)	88,700		1,460,002

			2,305,909
Steel – 5.1%
Allegheny Technologies, Inc.	20,150		1,740,960

			1,740,960
Textile - Apparel Manufacturers – 4.4%
Carter’s, Inc.(1)	78,710		1,523,038

			1,523,038
Utilities - Electrical – 3.9%
FirstEnergy Corp.	18,500		1,338,290

			1,338,290
Utilities - Gas Distributors – 3.2%
Spectra Energy Corp.	42,350		1,093,477

			1,093,477

Total Common Stocks (Cost $28,845,317)			30,199,436

	Shares		Value
Depositary Securities – 9.2%
Diversified Financial Services – 7.6%
KKR Private Equity Investors, L.P. 144A(2)(3)	143,900		2,618,299

			2,618,299
Investment Management Companies – 1.6%
AP Alternative Assets, L.P. 144A(2)(3)	36,700		548,542

			548,542

Total Depositary Securities (Cost $4,252,890)			3,166,841

	Shares		Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(4)	4		179
RS Emerging Growth Fund, Class Y(4)	11		440
RS Emerging Markets Fund, Class A(4)	3		87
RS Equity Dividend Fund, Class Y(4)	1		5
RS Global Natural Resources Fund, Class Y(4)	50		1,912
RS Growth Fund, Class Y(4)	37		535
RS Investment Quality Bond Fund, Class A(4)	1		5
RS MidCap Opportunities Fund, Class Y(4)	35		495
RS Money Market Fund, Class A(4)	62		63
RS Partners Fund, Class Y(4)	9		288
RS S&P 500 Index Fund, Class A(4)	—	(5)	5
RS Smaller Company Growth Fund, Class Y(4)	18		362
RS Value Fund, Class Y(4)	8		199

Total Other Investments (Cost $4,506)			4,575

The accompanying notes are an integral part of these financial statements.

64	Call 1.800.766.FUND

December 31, 2007	Value

Total Investments – 97.3% (Cost $33,102,713)	$33,370,852

Other Assets, Net – 2.7%	917,620

Total Net Assets – 100.0%	$34,288,472

(1)	Non income-producing security.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2007, the aggregate market value of these securities amounted to $3,166,841, representing 9.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Restricted depositary units.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(5)	Rounds to less than one share.

Foreign-Denominated Security

Canadian Dollar – CAD

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	65

Schedule of Investments – RS Global Natural Resources Fund

December 31, 2007	Foreign Currency	Shares	Value

Common Stocks – 89.1%
Aluminum – 3.6%
Century Aluminum Co.(1)		1,434,869	$77,396,834

			77,396,834
Chemicals – 2.2%
Eastman Chemical Co.		789,900	48,254,991

			48,254,991
Coal – 10.4%
Arch Coal, Inc.		1,218,960	54,767,873
Foundation Coal Holdings, Inc.		1,098,230	57,657,075
Peabody Energy Corp.		1,845,990	113,786,823

			226,211,771
Financial - Miscellaneous – 1.0%
Brookfield Asset Management, Inc., Class A	CAD	576,775	20,717,031

			20,717,031
Gold – 5.7%
Goldcorp, Inc.	CAD	1,589,680	54,441,648
Kinross Gold Corp.(1)	CAD	3,717,621	68,932,027

			123,373,675
Insurance - Multi-Line – 0.5%
PICO Holdings, Inc.(1)		318,778	10,717,316

			10,717,316
Machinery - Oil/Well Equipment & Services – 8.0%
Key Energy Services, Inc.(1)		5,311,830	76,437,234
Noble Corp.		1,158,300	65,455,533
Schlumberger Ltd.		317,400	31,222,638

			173,115,405
Metal Fabricating – 0.5%
Mueller Water Products, Inc.		610,000	5,807,200
Mueller Water Products, Inc., Class B		616,900	6,150,493

			11,957,693
Metals & Minerals - Miscellaneous – 8.5%
A.M. Castle & Co.		864,040	23,493,248
BHP Billiton Ltd., ADR(2)		896,800	62,811,872
Companhia Vale do Rio Doce, ADR(2)		2,992,800	97,774,776
Ivanhoe Nickel & Platinum Ltd.(1)(3)(4)		203,624	1,323,556

			185,403,452
Oil - Crude Producers – 18.8%
Anderson Energy Ltd.(1)(5)	CAD	4,613,000	13,461,107
Denbury Resources, Inc.(1)		3,674,800	109,325,300
EOG Resources, Inc.		270,750	24,164,438
Newfield Exploration Co.(1)		1,195,930	63,025,511
Southwestern Energy Co.(1)		644,900	35,933,828
Talisman Energy, Inc.	CAD	5,393,500	100,497,963
XTO Energy, Inc.		1,224,125	62,871,060

			409,279,207

December 31, 2007	Foreign Currency	Shares	Value

Oil - Integrated Domestic – 2.4%
Occidental Petroleum Corp.		667,410	$51,383,896

			51,383,896
Oil - Integrated International – 6.9%
Baytex Energy Trust	CAD	991,900	19,095,294
Exxon Mobil Corp.		475,450	44,544,910
Petrobank Energy & Resources Ltd.(1)	CAD	1,478,400	87,210,546

			150,850,750
Rental & Leasing Services - Consumer – 1.2%
WESCO International, Inc.(1)		641,780	25,440,159

			25,440,159
Steel – 5.1%
Allegheny Technologies, Inc.		1,280,440	110,630,016

			110,630,016
Utilities - Electrical – 10.0%
Duke Energy Corp.		3,122,050	62,971,748
FirstEnergy Corp.		932,300	67,442,582
NorthWestern Corp.		631,300	18,623,350
PPL Corp.		1,314,100	68,451,469

			217,489,149
Utilities - Gas Distributors – 4.3%
Questar Corp.		583,700	31,578,170
Spectra Energy Corp.		2,383,400	61,539,387

			93,117,557

Total Common Stocks (Cost $1,310,820,359)			1,935,338,902

		Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(6)		221	9,385
RS Emerging Growth Fund, Class Y(6)		334	13,619
RS Emerging Markets Fund, Class A(6)		89	2,469
RS Equity Dividend Fund, Class Y(6)		26	244
RS Growth Fund, Class Y(6)		1,092	15,739
RS Investment Quality Bond Fund, Class A(6)		25	244
RS Investors Fund, Class Y(6)		4,150	39,885
RS MidCap Opportunities Fund, Class Y(6)		1,312	18,641
RS Money Market Fund, Class A(6)		17,484	17,484
RS Partners Fund, Class Y(6)		508	15,613
RS S&P 500 Index Fund, Class A(6)		24	244
RS Smaller Company Growth Fund, Class Y(6)		877	17,975
RS Value Fund, Class Y(6)		237	6,216

Total Other Investments (Cost $163,458)			157,758

The accompanying notes are an integral part of these financial statements.

66	Call 1.800.766.FUND

December 31, 2007	Shares	Value
Short-Term Investments – 8.8%
Federated Prime Obligations Fund, Class B(7)	89,576,292	$89,576,292
SSgA Prime Money Market Fund(7)	101,678,862	101,678,862

Total Short-Term Investments (Cost $191,255,154)		191,255,154

	Principal Amount	Value
Repurchase Agreements – 2.6%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $57,160,858, due 1/2/2008, collateralized by U.S. Treasury Bond, 4.75%, due 11/15/2008, with a value of $58,292,100	$57,148,000	57,148,000

Total Repurchase Agreements (Cost $57,148,000)		57,148,000

Total Investments – 100.5% (Cost $1,559,386,971)		2,183,899,814

Other Liabilities, Net – (0.5)%		(10,314,615)

Total Net Assets – 100.0%		$2,173,585,199

(1)	Non income-producing security.
(2)	ADR – American Depositary Receipt.
(3)	Fair valued security. See 1a in Notes to Financial Statements.
(4)	Restricted security. See 5d in Notes to Financial Statements.
(5)	Affiliated issuer. See 3d in Notes to Financial Statements.
(6)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(7)	Money Market Fund registered under the Investment Company Act of 1940.

Foreign-Denominated Security

Canadian Dollar – CAD

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	67

Schedule of Investments – RS Large Cap Value Fund

December 31, 2007	Shares	Value

Common Stocks – 97.8%
Aerospace & Defense – 2.0%
Lockheed Martin Corp.	6,200	$652,612
Northrop Grumman Corp.	12,700	998,728

		1,651,340
Air Freight & Logistics – 1.4%
FedEx Corp.	13,700	1,221,629

		1,221,629
Auto Components – 3.9%
BorgWarner, Inc.	31,200	1,510,392
Johnson Controls, Inc.	50,200	1,809,208

		3,319,600
Automobiles – 0.6%
Harley-Davidson, Inc.	10,900	509,139

		509,139
Beverages – 2.0%
Anheuser-Busch Companies, Inc.	19,700	1,031,098
Constellation Brands, Inc., Class A(1)	26,900	635,916

		1,667,014
Biotechnology – 0.5%
Cephalon, Inc.(1)	6,400	459,264

		459,264
Building Products – 1.4%
Masco Corp.	53,700	1,160,457

		1,160,457
Capital Markets – 7.3%
Bank of New York Mellon Corp.	41,775	2,036,949
Morgan Stanley	51,900	2,756,409
Northern Trust Corp.	17,600	1,347,808

		6,141,166
Commercial Banks – 7.5%
City National Corp.	6,900	410,895
Fifth Third Bancorp	57,900	1,455,027
PNC Financial Services Group, Inc.	18,400	1,207,960
Wells Fargo & Co.	107,100	3,233,349

		6,307,231
Consumer Finance – 0.8%
Discover Financial Services	43,300	652,964

		652,964
Diversified Financial Services – 7.2%
Bank of America Corp.	27,056	1,116,331
Citigroup, Inc.	100,500	2,958,720
JPMorgan Chase & Co.	46,000	2,007,900

		6,082,951
Diversified Telecommunication Services – 2.6%
AT&T, Inc.	53,500	2,223,460

		2,223,460
Electric Utilities – 7.7%
American Electric Power, Inc.	36,600	1,704,096
Exelon Corp.	33,300	2,718,612
Northeast Utilities	37,400	1,170,994
Pepco Holdings, Inc.	29,100	853,503

		6,447,205

December 31, 2007	Shares	Value

Energy Equipment & Services – 3.2%
ENSCO International, Inc.	14,200	$846,604
Halliburton Co.	49,800	1,887,918

		2,734,522
Food & Staples Retailing – 1.0%
Costco Wholesale Corp.	12,300	858,048

		858,048
Health Care Providers & Services – 2.5%
Medco Health Solutions, Inc.(1)	16,300	1,652,820
UnitedHealth Group, Inc.	7,200	419,040

		2,071,860
Hotels, Restaurants & Leisure – 1.8%
Carnival Corp.	33,600	1,494,864

		1,494,864
Household Durables – 0.9%
Fortune Brands, Inc.	10,000	723,600

		723,600
Industrial Conglomerates – 5.3%
General Electric Co.	119,500	4,429,865

		4,429,865
Insurance – 3.3%
AFLAC, Inc.	19,100	1,196,233
Principal Financial Group, Inc.	3,300	227,172
The Hartford Financial Services Group, Inc.	15,200	1,325,288

		2,748,693
Machinery – 3.5%
Illinois Tool Works, Inc.	35,000	1,873,900
PACCAR, Inc.	19,850	1,081,428

		2,955,328
Media – 4.6%
Comcast Corp., Class A(1)	42,700	779,702
News Corp., Class A	44,200	905,658
Omnicom Group, Inc.	24,200	1,150,226
R.H. Donnelley Corp.(1)	14,600	532,608
The Interpublic Group of Companies, Inc.(1)	64,500	523,095

		3,891,289
Multi-Utilities – 1.8%
NiSource, Inc.	27,700	523,253
Sempra Energy	15,700	971,516

		1,494,769
Oil, Gas & Consumable Fuels – 10.2%
Chevron Corp.	36,000	3,359,880
Exxon Mobil Corp.	37,800	3,541,482
Patriot Coal Corp.(1)	1,260	52,592
Peabody Energy Corp.	26,700	1,645,788

		8,599,742
Pharmaceuticals – 8.0%
Bristol-Myers Squibb Co.	24,200	641,784
Johnson & Johnson	27,500	1,834,250
Merck & Co., Inc.	39,400	2,289,534
Wyeth	44,500	1,966,455

		6,732,023
Road & Rail – 2.1%
Burlington Northern Santa Fe Corp.	21,200	1,764,476

		1,764,476

The accompanying notes are an integral part of these financial statements.

68	Call 1.800.766.FUND

December 31, 2007	Shares	Value

Software – 1.6%
Symantec Corp.(1)	85,000	$1,371,900

		1,371,900
Thrifts & Mortgage Finance – 1.2%
Freddie Mac	30,700	1,045,949

		1,045,949
Wireless Telecommunication Services – 1.9%
Sprint Nextel Corp.	118,942	1,561,709

		1,561,709

Total Common Stocks (Cost $65,683,967)		82,322,057

	Shares	Value
Exchange-Traded Funds – 1.0%
S&P Depositary Receipts Trust, Series I	6,000	877,260

Total Exchange-Traded Funds (Cost $871,307)		877,260

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(2)	3	133
RS Emerging Growth Fund, Class Y(2)	14	550
RS Emerging Markets Fund, Class A(2)	5	130
RS Equity Dividend Fund, Class Y(2)	1	10
RS Global Natural Resources Fund, Class Y(2)	44	1,682
RS Growth Fund, Class Y(2)	33	467
RS Investment Quality Bond Fund, Class A(2)	1	10
RS Investors Fund, Class Y(2)	84	810
RS MidCap Opportunities Fund, Class Y(2)	26	369
RS Partners Fund, Class Y(2)	15	467
RS S&P 500 Index Fund, Class A(2)	1	10
RS Smaller Company Growth Fund, Class Y(2)	15	301
RS Value Fund, Class Y(2)	11	293

Total Other Investments (Cost $5,427)		5,232

December 31, 2007	Principal Amount	Value

Repurchase Agreements – 1.4%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $1,171,263, due 1/2/2008, collateralized by FHLMC, 5.63%, due 11/23/2035, with a value of $1,197,469	$1,171,000	$1,171,000

Total Repurchase Agreements (Cost $1,171,000)		1,171,000

Total Investments – 100.2% (Cost $67,731,701)		84,375,549

Other Liabilities, Net – (0.2)%		(154,219)

Total Net Assets – 100.0%		$84,221,330

(1)	Non income-producing security.
(2)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	69

Financial Information

Statement of Assets and Liabilities As of December 31, 2007

	RS Partners	RS Value
Assets
Investments, at value	$1,747,443,565	$2,574,791,681
Investments in affiliated issuers, at value	480,789,266	—
Cash and cash equivalents	—	467
Foreign currency, at value	1,521,736	593,504
Receivable for investments sold	1,811,272	1,469,988
Receivable for fund shares subscribed	18,981,797	13,751,582
Dividends/interest receivable	2,441,831	2,517,802
Prepaid expenses	91,592	75,533
Other receivables	7,683	—
Total Assets	2,253,088,742	2,593,200,557
Liabilities
Payable for investments purchased	20,407	11,607,748
Payable to adviser	1,807,106	1,890,392
Payable for fund shares redeemed	11,499,788	10,449,578
Payable to distributor	487,331	553,469
Deferred trustees’ compensation	455,728	287,574
Accrued expenses/other liabilities	2,056,208	1,692,034
Total Liabilities	16,326,568	26,480,795
Total Net Assets	$2,236,762,174	$2,566,719,762
Net Assets Consist of:
Paid-in capital	$2,042,312,725	$2,371,974,721
Distributions in excess of net investment income	—	(287,574)
Accumulated undistributed net investment income	88,737	—
Accumulated net realized gain from investments and foreign currency transactions	46,198,173	19,980,512
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	148,162,539	175,052,103
Total Net Assets	$2,236,762,174	$2,566,719,762
Investments, at Cost (includes investments in affiliated issuers, at cost of $570,218,414 for RS Partners and $30,456,187 for RS Global Natural Resources)	$2,080,094,582	$2,399,741,874
Foreign Currency, at Cost	$1,519,806	$591,208
Pricing of Shares
Net Assets:
Class A	$2,187,893,435	$2,526,733,624
Class B	—	—
Class C	—	6,774,255
Class K	13,731,845	1,183,213
Class Y	35,136,894	32,028,670
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	71,012,151	96,194,582
Class B	—	—
Class C	—	258,942
Class K	446,275	45,090
Class Y	1,143,092	1,220,863
Net Asset Value Per Share:
Class A	$30.81	$26.27
Class B	—	—
Class C	—	26.16
Class K	30.77	26.24
Class Y	30.74	26.23
Sales Charge Class A (Load)	4.75%	4.75%
Maximum Offering Price Per Class A Share	$32.35	$27.58

The accompanying notes are an integral part of these financial statements.

70	Call 1.800.766.FUND

RS Investors	RS Global Natural Resources	RS Large Cap Value

$33,370,852	$2,170,438,707	$84,375,549
—	13,461,107	—
—	640	92
63,921	1,807,103	—
1,151,879	—	108,474
433	4,071,882	6,670
18,139	2,065,028	150,686
2,253	52,206	716
372	—	—
34,607,849	2,191,896,673	84,642,187

145,025	12,620,127	238,649
31,507	1,828,256	56,617
63,338	2,048,611	27,156
7,201	440,369	44,258
5,645	247,206	5,232
66,661	1,126,905	48,945
319,377	18,311,474	420,857
$34,288,472	$2,173,585,199	$84,221,330

$33,175,268	$1,542,377,951	$63,542,635
(7,229)	—	—
—	107,445	9,523
850,400	6,572,238	4,025,324
270,033	624,527,565	16,643,848
$34,288,472	$2,173,585,199	$84,221,330
$33,102,713	$1,559,386,971	$67,731,701
$62,330	$1,791,523	$—

$30,691,005	$2,080,904,203	$24,089,901
—	—	18,542,249
73,929	2,948,940	17,593,300
45,396	330,488	23,995,880
3,478,142	89,401,568	—

3,201,317	54,807,227	1,958,785
—	—	1,513,905
7,748	78,154	1,436,450
4,771	8,755	1,947,688
361,864	2,352,970	—

$9.59	$37.97	$12.30
—	—	12.25
9.54	37.73	12.25
9.51	37.75	12.32
9.61	38.00	—
4.75%	4.75%	4.75%
$10.07	$39.86	$12.91

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	71

Financial Information (continued)

Statement of Operations For the Year Ended December 31, 2007

	RS Partners	RS Value
Investment Income
Interest	$8,697,726	$9,789,342
Dividends	31,093,949	28,866,299
Dividends from affiliated issuers	5,295,405	—
Withholding taxes on foreign dividends	(468,707)	(420,485)
Total Investment Income	44,618,373	38,235,156
Expenses
Investment advisory fees	26,691,809	21,864,778
Distribution fees	6,698,862	6,417,428
Transfer agent fees	4,144,771	3,106,275
Shareholder reports	747,668	790,363
Administrative service fees	719,986	677,170
Custodian fees	353,995	286,073
Professional fees	422,012	387,265
Trustees’ fees and expenses	111,299	77,855
Registration fees	113,159	140,528
Insurance expense	111,690	85,907
Other expense	61,944	54,714
Total Expenses	40,177,195	33,888,356
Less: Fee waiver by adviser/distributor and other waivers	(381,792)	(1,452)
Less: Custody credits	(31,111)	(74,148)
Total Expenses, Net	39,764,292	33,812,756
Net Investment Income/(Loss)	4,854,081	4,422,400
Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain from investments	216,911,838	189,805,775
Net realized gain/(loss) from investments in affiliated issuers	(14,994,150)	—
Net realized gain/(loss) from foreign currency transactions	(21,940)	141,926
Net change in unrealized appreciation/(depreciation) on investments	(172,143,589)	(159,435,612)
Net change in unrealized depreciation on investments in affiliated issuers	(154,321,671)	—
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	5,548	2,466
Net Gain/(Loss) on Investments and Foreign Currency Transactions	(124,563,964)	30,514,555
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(119,709,883)	$34,936,955

The accompanying notes are an integral part of these financial statements.

72	Call 1.800.766.FUND

RS Investors	RS Global Natural Resources	RS Large Cap Value

$58,427	$11,127,615	$62,910
804,482	16,661,060	2,102,533
—	—	—
(16,225)	(731,253)	—
846,684	27,057,422	2,165,443

596,944	18,512,266	786,649
145,660	4,524,700	657,792
88,367	1,873,684	101,727
13,185	472,774	33,680
5,870	530,131	7,617
39,847	324,762	57,136
18,197	269,681	31,230
8,758	103,791	5,870
29,491	55,830	56,805
2,894	75,260	3,716
3,630	43,246	465
952,843	26,786,125	1,742,687
(3,584)	(794)	(29,366)
(7)	(14,611)	(106)
949,252	26,770,720	1,713,215
(102,568)	286,702	452,228

5,900,937	152,139,485	13,354,403
—	944,076	—
1,414	166,951	—
(5,678,521)	337,832,714	(13,891,531)
—	(7,717,829)	—
1,997	12,208	—
225,827	483,377,605	(537,128)
$123,259	$483,664,307	$(84,900)

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	73

Financial Information (continued)

Statement of Changes in Net Assets

	RS Partners		RS Value

	For the Year Ended 12/31/07	For the Year Ended 12/31/06	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Operations
Net investment income/(loss)	$4,854,081	$6,961,551	$4,422,400	$980,329
Net realized gain from investments and foreign currency transactions	201,895,748	176,118,861	189,947,701	142,991,912
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(326,459,712)	61,767,786	(159,433,146)	129,648,033
Net Increase/(Decrease) in Net Assets Resulting from Operations	(119,709,883)	244,848,198	34,936,955	273,620,274
Distributions to Shareholders
Net investment income
Class A	(7,744,908)	(6,005,506)	(10,005,160)	(21,838,143)
Class B	—	—	—	—
Class C	—	—	(19,504)	—
Class K	(5,526)	(22,514)	(1,284)	(1)
Class Y	(198,342)	—	(235,209)	—
Realized gain on investments
Class A	(181,874,263)	(110,156,174)	(186,091,155)	(58,242,061)
Class B	—	—	—	—
Class C	—	—	(473,050)	—
Class K	(1,133,502)	(583,245)	(85,844)	(3)
Class Y	(2,010,941)	—	(2,324,419)	—
Total Distributions	(192,967,482)	(116,767,439)	(199,235,625)	(80,080,208)
Capital Share Transactions
Proceeds from sales of shares	909,238,504	940,707,331	1,386,293,614	920,348,598
Proceeds from shares issued upon merger	—	47,126,725	—	—
Reinvestment of distributions	173,412,007	108,200,383	175,855,601	67,888,028
Cost of shares redeemed	(1,078,743,888)	(842,989,705)	(831,796,145)	(777,428,383)
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	3,906,623	253,044,734	730,353,070	210,808,243
Net Increase/(Decrease) in Net Assets	(308,770,742)	381,125,493	566,054,400	404,348,309
Net Assets
Beginning of year	2,545,532,916	2,164,407,423	2,000,665,362	1,596,317,053
End of year	$2,236,762,174	$2,545,532,916	$2,566,719,762	$2,000,665,362
Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—	$(287,574)	$—
Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$88,737	$153,263	$—	$(175,474)
Other Information:
Shares
Sold	24,926,985	26,952,011	46,893,933	35,556,166
Issued upon merger	—	1,344,940	—	—
Reinvested	5,667,261	3,053,928	6,737,941	2,469,554
Redeemed	(30,630,731)	(24,282,035)	(28,862,658)	(30,093,379)
Net Increase/(Decrease)	(36,485)	7,068,844	24,769,216	7,932,341

The accompanying notes are an integral part of these financial statements.

74	Call 1.800.766.FUND

RS Investors		RS Global Natural Resources		RS Large Cap Value

For the Year Ended 12/31/07	For the Year Ended 12/31/06	For the Year Ended 12/31/07	For the Year Ended 12/31/06	For the Year Ended 12/31/07	For the Year Ended 12/31/06

$(102,568)	$(150,820)	$286,702	$4,672,753	$452,228	$344,007
5,902,351	4,367,152	153,250,512	209,767,889	13,354,403	6,679,088
(5,676,524)	4,880,950	330,127,093	(98,773,692)	(13,891,531)	8,784,317
123,259	9,097,282	483,664,307	115,666,950	(84,900)	15,807,412

—	—	(272,494)	(17,488,750)	(260,999)	(189,854)
—	—	—	—	(45,457)	—
—	—	(360)	—	(43,901)	—
—	—	(40)	—	(146,614)	(101,753)
—	—	(124,620)	—	—	—

(5,734,510)	(2,797,755)	(137,756,097)	(202,074,401)	(3,159,687)	(1,872,583)
—	—	—	—	(2,446,812)	(1,520,217)
(12,991)	—	(181,908)	—	(2,322,886)	(1,428,455)
(7,918)	—	(20,252)	—	(3,151,279)	(1,642,341)
(607,792)	—	(5,847,887)	—	—	—
(6,363,211)	(2,797,755)	(144,203,658)	(219,563,151)	(11,577,635)	(6,755,203)

16,766,975	54,306,490	763,930,513	760,365,730	3,431,888	4,192,343
—	—	—	—	—	—
5,393,970	2,393,885	131,175,380	194,902,433	11,519,638	6,710,241
(46,761,205)	(47,334,459)	(671,596,723)	(955,938,863)	(24,522,511)	(8,098,960)
(24,600,260)	9,365,916	223,509,170	(670,700)	(9,570,985)	2,803,624
(30,840,212)	15,665,443	562,969,819	(104,566,901)	(21,233,520)	11,855,833

65,128,684	49,463,241	1,610,615,380	1,715,182,281	105,454,850	93,599,017
$34,288,472	$65,128,684	$2,173,585,199	$1,610,615,380	$84,221,330	$105,454,850
$(7,229)	$—	$—	$—	$—	$—
$—	$(4,690)	$107,445	$51,306	$9,523	$54,266

1,373,931	4,930,007	20,818,753	21,452,670	233,010	304,977
—	—	—	—	—	—
571,808	201,167	3,563,745	6,056,631	940,793	483,727
(3,912,083)	(4,327,663)	(19,366,797)	(27,808,355)	(1,689,665)	(591,494)
(1,966,344)	803,511	5,015,701	(299,054)	(515,862)	197,210

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	75

Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, since the period of each Fund’s shares class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Partners Fund (Class A)
Year Ended 12/31/07	$35.04	$0.08	$(1.42)	$(1.34)	$(0.12)	$(2.77)	$(2.89)
Year Ended 12/31/06	33.01	0.10	3.61	3.71	(0.09)	(1.59)	(1.68)
Year Ended 12/31/05	34.77	—	4.17	4.17	—	(5.93)	(5.93)
Year Ended 12/31/04	27.70	(0.14)	8.89	8.75	—	(1.68)	(1.68)
Year Ended 12/31/03	17.82	0.06	11.54	11.60	(0.02)	(1.70)	(1.72)
RS Partners Fund (Class K)
Year Ended 12/31/07	$35.05	$(0.04)	$(1.46)	$(1.50)	$(0.01)	$(2.77)	$(2.78)
Period From 10/13/06[1] to 12/31/06[2]	35.04	—	1.67	1.67	(0.06)	(1.60)	(1.66)
RS Partners Fund (Class Y)
Period From 05/01/07[1] to 12/31/07[2]	$37.83	$0.20	$(4.25)	$(4.05)	$(0.27)	$(2.77)	$(3.04)
RS Value Fund (Class A)
Year Ended 12/31/07	$27.43	$0.05	$0.97	$1.02	$(0.11)	$(2.07)	$(2.18)
Year Ended 12/31/06	24.55	0.03	3.99	4.02	(0.31)	(0.83)	(1.14)
Year Ended 12/31/05	21.99	0.03	2.54	2.57	(0.01)	—	(0.01)
Year Ended 12/31/04	17.03	(0.09)	5.08	4.99	(0.03)	—	(0.03)
Year Ended 12/31/03	10.26	0.04	6.73	6.77	—	—	—
RS Value Fund (Class C)
Period From 05/01/07[1] to 12/31/07[2]	$30.15	$(0.03)	$(1.80)	$(1.83)	$(0.09)	$(2.07)	$(2.16)
RS Value Fund (Class K)
Year Ended 12/31/07	$27.43	$(0.03)	$0.94	$0.91	$(0.03)	$(2.07)	$(2.10)
Period From 12/04/06[1] to 12/31/06[2]	28.58	0.02	(0.04)	(0.02)	(0.30)	(0.83)	(1.13)
RS Value Fund (Class Y)
Period From 05/01/07[1] to 12/31/07[2]	$30.15	$0.10	$(1.74)	$(1.64)	$(0.21)	$(2.07)	$(2.28)

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.

76	Call 1.800.766.FUND

-

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[4]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$30.81	(3.78)%	$2,187,893	1.49%	1.51%	0.18%	0.16%	57%
35.04	11.19%	2,532,086	1.49%	1.52%	0.29%	0.26%	60%
33.01	11.94%	2,164,407	1.48%	1.52%	—%	(0.04)%	77%
34.77	31.81%	2,044,457	1.49%	1.64%	(0.59)%	(0.74)%	108%
27.70	65.63%	852,615	1.54%	1.60%	0.27%	0.21%	97%

$30.77	(4.22)%	$13,732	1.84%	1.86%	(0.16)%	(0.18)%	57%
35.05	4.71%	13,447	1.82%	1.86%	(0.03)%	(0.07)%	60%

$30.74	(10.65)%	$35,137	1.11%	1.13%	0.89%	0.87%	57%

$26.27	3.76%	$2,526,734	1.32%	1.32%	0.17%	0.17%	59%
27.43	16.37%	2,000,665	1.36%	1.37%	0.06%	0.05%	72%
24.55	11.67%	1,596,317	1.39%	1.39%	(0.15)%	(0.15)%	83%
21.99	29.31%	628,586	1.49%	1.63%	(0.65)%	(0.79)%	147%
17.03	65.98%	373,791	1.54%	1.69%	0.54%	0.39%	129%

$26.16	(6.05)%	$6,774	2.13%	2.17%	(0.45)%	(0.49)%	59%

$26.24	3.35%	$1,183	1.72%	1.74%	(0.17)%	(0.19)%	59%
27.43	(0.06)%	—	1.28%	1.28%	0.35%	0.35%	72%

$26.23	(5.41)%	$32,029	0.98%	0.99%	0.67%	0.66%	59%

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	77

Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Investors Fund (Class A)
Year Ended 12/31/07	$11.75	$(0.03)	$(0.09)	$(0.12)	$—	$(2.04)	$(2.04)
Year Ended 12/31/06	10.44	(0.03)	1.87	1.84	—	(0.53)	(0.53)
Period From 11/15/05[1] to 12/31/05[2]	10.00	(0.01)	0.45	0.44	—	—	—
RS Investors Fund (Class C)
Period From 07/24/07[1] to 12/31/07[2]	$12.57	$(0.03)	$(0.96)	$(0.99)	$—	$(2.04)	$(2.04)
RS Investors Fund (Class K)
Period From 01/03/07[1] to 12/31/07[2]	$11.71	$(0.05)	$(0.11)	$(0.16)	$—	$(2.04)	$(2.04)
RS Investors Fund (Class Y)
Period From 05/01/07[1] to 12/31/07[2]	$12.56	$0.02	$(0.93)	$(0.91)	$—	$(2.04)	$(2.04)
RS Global Natural Resources Fund (Class A)
Year Ended 12/31/07	$30.84	$—	$9.81	$9.81	$(0.01)	$(2.67)	$(2.68)
Year Ended 12/31/06	32.65	0.12	2.72	2.84	(0.37)	(4.28)	(4.65)
Year Ended 12/31/05	24.72	0.32	10.14	10.46	(0.69)	(1.84)	(2.53)
Year Ended 12/31/04	19.23	(0.02)	6.58	6.56	(0.04)	(1.03)	(1.07)
Year Ended 12/31/03	13.53	(0.01)	5.71	5.70	—	—	—
RS Global Natural Resources Fund (Class C)
Period From 05/01/07[1] to 12/31/07[2]	$35.26	$(0.10)	$5.25	$5.15	$(0.01)	$(2.67)	$(2.68)
RS Global Natural Resources Fund (Class K)
Year Ended 12/31/07	$30.84	$(0.06)	$9.65	$9.59	$(0.01)	$(2.67)	$(2.68)
Period From 12/04/06[1] to 12/31/06[2]	37.05	0.04	(1.61)	(1.57)	(0.36)	(4.28)	(4.64)
RS Global Natural Resources Fund (Class Y)
Period From 05/01/07[1] to 12/31/07[2]	$35.26	$0.09	$5.38	$5.47	$(0.06)	$(2.67)	$(2.73)

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.

78	Call 1.800.766.FUND

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[4]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.59	(0.72)%	$30,691	1.60%	1.60%	(0.19)%	(0.19)%	71%
11.75	17.55%	65,129	1.54%	1.60%	(0.23)%	(0.29)%	116%
10.44	4.40%	49,463	3.74%	3.77%	(1.66)%	(1.69)%	5%

$9.54	(7.61)%	$74	2.55%	5.22%	(0.60)%	(3.27)%	71%

$9.51	(1.10)%	$45	2.52%	5.81%	(1.07)%	(4.36)%	71%

$9.61	(6.98)%	$3,478	1.37%	1.38%	0.35%	0.34%	71%

$37.97	32.07%	$2,080,904	1.45%	1.45%	—%	—%	37%
30.84	8.11%	1,610,612	1.49%	1.53%	0.24%	0.20%	62%
32.65	42.23%	1,715,182	1.49%	1.56%	0.95%	0.88%	62%
24.72	34.43%	628,512	1.50%	1.59%	(0.18)%	(0.27)%	97%
19.23	42.13%	142,476	1.69%	1.76%	(0.13)%	(0.20)%	117%

$37.73	14.84%	$2,949	2.29%	2.32%	(0.67)%	(0.70)%	37%

$37.75	31.37%	$330	2.00%	2.30%	(0.40)%	(0.70)%	37%
30.84	(4.76)%	3	1.75%	1.75%	(0.23)%	(0.23)%	62%

$38.00	15.76%	$89,402	1.12%	1.12%	0.46%	0.46%	37%

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	79

Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Large Cap Value Fund (Class A)
Year Ended 12/31/07	$14.33	$0.15		$(0.16)	$(0.01)	$(0.15)	$(1.87)	$(2.02)
Year Ended 12/31/06	13.07	0.11		2.17	2.28	(0.09)	(0.93)	(1.02)
Year Ended 12/31/05	13.30	0.10		1.12	1.22	(0.11)	(1.34)	(1.45)
Year Ended 12/31/04	12.82	0.08		1.59	1.67	(0.07)	(1.12)	(1.19)
Period From 02/03/03[1] to 12/31/03[2]	10.00	0.08		3.06	3.14	(0.07)	(0.25)	(0.32)
RS Large Cap Value Fund (Class B)
Year Ended 12/31/07	$14.27	$0.02		$(0.14)	$(0.12)	$(0.03)	$(1.87)	$(1.90)
Year Ended 12/31/06	13.02	0.00	[5]	2.18	2.18	—	(0.93)	(0.93)
Year Ended 12/31/05	13.24	(0.00)[5]		1.12	1.12	—	(1.34)	(1.34)
Year Ended 12/31/04	12.80	(0.01)		1.57	1.56	—	(1.12)	(1.12)
Period From 02/03/03[1] to 12/31/03[2]	10.00	0.00	[5]	3.06	3.06	(0.01)	(0.25)	(0.26)
RS Large Cap Value Fund (Class C)
Year Ended 12/31/07	$14.27	$0.02		$(0.13)	$(0.11)	$(0.04)	$(1.87)	$(1.91)
Year Ended 12/31/06	13.02	0.00	[5]	2.18	2.18	—	(0.93)	(0.93)
Year Ended 12/31/05	13.24	(0.00)[5]		1.12	1.12	—	(1.34)	(1.34)
Year Ended 12/31/04	12.80	(0.01)		1.57	1.56	—	(1.12)	(1.12)
Period From 02/03/03[1] to 12/31/03[2]	10.00	0.00	[5]	3.06	3.06	(0.01)	(0.25)	(0.26)
RS Large Cap Value Fund (Class K)
Year Ended 12/31/07	$14.33	$0.09		$(0.14)	$(0.05)	$(0.09)	$(1.87)	$(1.96)
Year Ended 12/31/06	13.07	0.07		2.18	2.25	(0.06)	(0.93)	(0.99)
Year Ended 12/31/05	13.30	0.07		1.11	1.18	(0.07)	(1.34)	(1.41)
Year Ended 12/31/04	12.83	0.05		1.58	1.63	(0.04)	(1.12)	(1.16)
Period From 02/03/03[1] to 12/31/03[2]	10.00	0.05		3.07	3.12	(0.04)	(0.25)	(0.29)

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.

80	Call 1.800.766.FUND

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[4]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$12.30	(0.01)%	$24,090	1.38%	1.38%	0.88%	0.88%	38%
14.33	17.84%	30,526	1.42%	1.42%	0.77%	0.77%	31%
13.07	9.32%	27,050	1.44%	1.44%	0.75%	0.75%	35%
13.30	13.43%	26,676	1.44%	1.44%	0.68%	0.68%	32%
12.82	31.48%	21,705	1.59%	1.59%	0.78%	0.78%	45%

$12.25	(0.78)%	$18,542	2.11%	2.11%	0.15%	0.15%	38%
14.27	17.03%	24,585	2.18%	2.18%	0.02%	0.02%	31%
13.02	8.54%	22,643	2.19%	2.19%	0.01%	0.01%	35%
13.24	12.52%	24,646	2.19%	2.19%	(0.07)%	(0.07)%	32%
12.80	30.65%	21,378	2.33%	2.33%	0.03%	0.03%	45%

$12.25	(0.78)%	$17,593	2.11%	2.11%	0.15%	0.15%	38%
14.27	17.03%	23,163	2.18%	2.18%	0.02%	0.02%	31%
13.02	8.54%	21,005	2.19%	2.19%	0.01%	0.01%	35%
13.24	12.52%	23,507	2.19%	2.19%	(0.07)%	(0.07)%	32%
12.80	30.65%	20,801	2.33%	2.33%	0.04%	0.04%	45%

$12.32	(0.34)%	$23,996	1.71%	1.82%	0.56%	0.45%	38%
14.33	17.55%	27,181	1.71%	1.71%	0.49%	0.49%	31%
13.07	9.02%	22,901	1.71%	1.71%	0.49%	0.49%	35%
13.30	13.05%	24,342	1.70%	1.70%	0.42%	0.42%	32%
12.83	31.22%	20,944	1.88%	1.88%	0.49%	0.49%	45%

Distributions reflect actual per-share amounts distributed for the period.

1	Commencement of operations.

2	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

3	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

4	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

5	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Partners Fund, RS Value Fund, RS Investors Fund, RS Global Natural Resources Fund and RS Large Cap Value Fund (each a “Fund”, collectively the “Funds”). All of the Funds are registered as diversified funds, other than RS Partners Fund and RS Investors Fund, which are registered as nondiversified funds.

The Funds offer Class A and K shares. RS Large Cap Value Fund offers Class B and C shares and RS Value Fund, RS Investors Fund and RS Global Natural Resources Fund began offering Class C and Y shares on May 1, 2007. RS Partners Fund also began offering Class Y shares on May 1, 2007. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights as to matters affecting fewer than all individual classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Certain securities held by a Fund may be restricted as to resale. In cases where securities of the same class are publicly traded, the restricted securities are valued based on the market value of the publicly traded securities, subject to discounts at levels determined in accordance with procedures approved by the Board of Trustees. The securities are valued taking into consideration, among other things, the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position, prices at which the issuer subsequently issues the same or comparable securities, prices at which the same or comparable securities are sold, and any other event RS Investments determine would have a significant impact on the value of the

82	Call 1.800.766.FUND

security. The approximate percentages of the Funds’ net assets valued using these guidelines and procedures at December 31, 2007, were as follows:

Fund	Percentage
RS Partners Fund	—
RS Value Fund	0.18%
RS Investors Fund	—
RS Global Natural Resources Fund	0.06%
RS Large Cap Value Fund	—

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries or sectors. As a result, the performance of these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector or sectors.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement. Each Fund’s custody credits are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders Distributions from net investment income and net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from

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Notes to Financial Statements (continued)

the year in which the income and realized gains/(losses) were recorded by the Funds.

j. Temporary Borrowings Effective September 5, 2007, the Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior to September 5, 2007,

the Funds shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

Fund	Amount Outstanding at 12/31/07	Average Borrowing*	Average Interest Rate*
RS Partners Fund	$—	$—	—
RS Value Fund	—	—	—
RS Investors Fund	48,697	534,316	5.00%
RS Global Natural Resources Fund	—	—	—
RS Large Cap Value Fund	—	—	—
*	For the year ended December 31, 2007.

Note 2 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

Transactions in Capital Shares

(See Note 2a)

			RS Partners Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	23,766,066	$868,388,518		26,946,483	$940,510,742
Shares issued upon merger	—	—		982,636	34,431,592
Shares reinvested	5,557,637	170,063,699		3,036,836	107,594,625
Shares redeemed	(30,565,879)	(1,076,458,191)		(24,280,787)	(842,945,217)

Net increase/(decrease)	(1,242,176)	$(38,005,974)		6,685,168	$239,591,742
Class K
Shares sold	46,181	$1,670,742		5,528	$196,589
Shares issued upon merger	—	—		362,304	12,695,133
Shares reinvested	37,260	1,139,026		17,092	605,758
Shares redeemed	(20,842)	(730,330)		(1,248)	(44,488)

Net increase	62,599	$2,079,438		383,676	$13,452,992
Class Y
Shares sold	1,114,738	$39,179,244		—	$—
Shares reinvested	72,364	2,209,282		—	—
Shares redeemed	(44,010)	(1,555,367)		—	—

Net increase	1,143,092	$39,833,159		—	$—

84	Call 1.800.766.FUND

Transactions in Capital Shares (continued)

			RS Value Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares		Amount
Shares sold	45,402,067	$1,342,314,975		35,556,166		$920,348,598
Shares reinvested	6,620,060	172,783,578		2,469,554		67,888,028
Shares redeemed	(28,777,802)	(829,361,670)		(30,093,379)		(777,428,383)

Net increase	23,244,325	$685,736,883		7,932,341		$210,808,243
Class C
Shares sold	254,884	$7,516,053		—		$—
Shares reinvested	16,452	427,755		—		—
Shares redeemed	(12,394)	(355,880)		—		—

Net increase	258,942	$7,587,928		—		$—
Class K
Shares sold	42,648	$1,249,134		4		$117
Shares reinvested	3,341	87,127		—	(a)	4
Shares redeemed	(903)	(26,302)		—		—

Net increase	45,086	$1,309,959		4		$121
Class Y
Shares sold	1,194,334	$35,213,452		—		$—
Shares reinvested	98,088	2,557,141		—		—
Shares redeemed	(71,559)	(2,052,293)		—		—

Net increase	1,220,863	$35,718,300		—		$—

(a)	Less than one full share.

			RS Investors Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	1,064,238	$12,942,931		4,930,007	$54,306,490
Shares reinvested	505,546	4,767,310		201,167	2,393,885
Shares redeemed	(3,910,511)	(46,741,830)		(4,327,663)	(47,334,459)

Net increase/(decrease)	(2,340,727)	$(29,031,589)		803,511	$9,365,916
Class C
Shares sold	6,364	$80,000		—	$—
Shares reinvested	1,384	12,991		—	—

Net increase	7,748	$92,991		—	$—
Class K
Shares sold	4,595	$55,036		—	$—
Shares reinvested	845	7,918		—	—
Shares redeemed	(669)	(8,488)		—	—

Net increase	4,771	$54,466		—	$—
Class Y
Shares sold	298,734	$3,689,008		—	$—
Shares reinvested	64,033	605,751		—	—
Shares redeemed	(903)	(10,887)		—	—

Net increase	361,864	$4,283,872		—	$—

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Notes to Financial Statements (continued)

Transactions in Capital Shares (continued)

			RS Global Natural Resources Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	18,460,269	$674,286,260		21,452,575	$760,362,193
Shares reinvested	3,392,666	124,884,010		6,056,617	194,901,990
Shares redeemed	(19,277,004)	(668,074,381)		(27,808,355)	(955,938,863)

Net increase/(decrease)	2,575,931	$131,095,889		(299,163)	$(674,680)
Class C
Shares sold	74,469	$2,809,307		—	$—
Shares reinvested	4,639	169,793		—	—
Shares redeemed	(954)	(36,246)		—	—

Net increase	78,154	$2,942,854		—	$—
Class K
Shares sold	9,100	$330,297		95	$3,537
Shares reinvested	553	20,252		14	443
Shares redeemed	(1,007)	(35,601)		—	—

Net increase	8,646	$314,948		109	$3,980
Class Y
Shares sold	2,274,915	$86,504,649		—	$—
Shares reinvested	165,887	6,101,325		—	—
Shares redeemed	(87,832)	(3,450,495)		—	—

Net increase	2,352,970	$89,155,479		—	$—

			RS Large Cap Value Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	69,625	$1,027,798		119,858	$1,642,630
Shares reinvested	275,123	3,373,009		146,381	2,030,364
Shares redeemed	(515,569)	(7,516,275)		(206,791)	(2,821,550)

Net increase/(decrease)	(170,821)	$(3,115,468)		59,448	$851,444
Class B
Shares sold	7,218	$104,208		15,666	$214,696
Shares reinvested	203,893	2,489,537		108,733	1,507,333
Shares redeemed	(420,546)	(6,079,904)		(140,673)	(1,924,323)

Net decrease	(209,435)	$(3,486,159)		(16,274)	$(202,294)
Class C
Shares sold	13,215	$197,906		2,387	$32,969
Shares reinvested	193,219	2,359,203		103,031	1,428,453
Shares redeemed	(393,504)	(5,680,282)		(95,461)	(1,304,121)

Net increase/(decrease)	(187,070)	$(3,123,173)		9,957	$157,301
Class K
Shares sold	142,952	$2,101,976		167,066	$2,302,048
Shares reinvested	268,558	3,297,889		125,582	1,744,091
Shares redeemed	(360,046)	(5,246,050)		(148,569)	(2,048,966)

Net increase	51,464	$153,815		144,079	$1,997,173

86	Call 1.800.766.FUND

Note 3 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below:

Fund	Investment Advisory Fee Percentage
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Investors Fund	1.00%
RS Global Natural Resources Fund	1.00%
RS Large Cap Value Fund	0.78%	*

*	Effective November 1, 2007, the Fund’s investment advisory fee rate was reduced to an annual rate of 0.78% of the Fund’s average daily net assets. Prior to November 1, 2007, RS Large Cap Value Fund paid RS Investments an investment advisory fee at an annual rate of 0.83% of its average daily net assets.

RS Investments has entered into a Sub-Advisory Agreement with UBS Global Asset Management (Americas), Inc. (“UBS Global AM”). UBS Global AM is responsible for providing day-to-day investment advisory services to RS Large Cap Value Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. Effective November 1, 2007, as compensation for its services, RS Investments pays fees to UBS Global AM at an annual rate of 0.38% of RS Large Cap Value Fund’s average daily net assets. Prior to November 1, 2007, RS Investments paid fees to UBS Global AM at an annual rate of 0.43%. Payment of the sub-investment advisory fees does not represent a separate or additional expense to RS Large Cap Value Fund. Prior to November 1, 2007, pursuant to a Sub-Administration and Accounting Services Agreement, GIS received fees from RS Investments at an annual rate of 0.042% of RS Large Cap Value Fund’s average daily net assets. The Agreement was terminated on October 31, 2007, at which time RS Investments began rendering such services directly to the Fund at no additional expense to the Fund.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2008; the terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds’ total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Funds through investments in certain pooled investment vehicles, interest, taxes and extraordinary expenses) from exceeding the following rates:

Fund	Expense Limitation
RS Partners Fund, Class A	1.49%
RS Value Fund, Class A	1.49%
RS Global Natural Resources Fund, Class A	1.49%

Additionally, RS Investments has agreed through April 30, 2008 to reduce the advisory fee of each of the other classes of shares of such Funds to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit RS Large Cap Value Fund’s total annual fund operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) to the following rates:

Fund	Expense Limitation
RS Large Cap Value Fund, Class A	1.43%
RS Large Cap Value Fund, Class B	2.19%
RS Large Cap Value Fund, Class C	2.19%
RS Large Cap Value Fund, Class K	1.71%

In addition, for the year ended December 31, 2007, RS Investments voluntarily waived certain class specific expenses.

RS Investments does not intend to recoup any waived expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Trust for acting as

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Notes to Financial Statements (continued)

such. Trustees of the Funds who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund.

For the year ended December 31, 2007, GIS received distribution fees as follows:

Fund	Annual Rate	Distribution Fees
RS Partners Fund
Class A	0.25%	$6,605,310
Class K	0.65%	93,552
Class Y	0.00%	—
RS Value Fund
Class A	0.25%	6,386,034
Class C	1.00%	24,843
Class K	0.65%	6,551
Class Y	0.00%	—
RS Investors Fund
Class A	0.25%	145,160
Class C	1.00%	328
Class K	0.65%	172
Class Y	0.00%	—

Fund	Annual Rate	Distribution Fees
RS Global Natural Resources Fund
Class A	0.25%	$4,511,913
Class C	1.00%	11,914
Class K	0.65%	873
Class Y	0.00%	—
RS Large Cap Value Fund
Class A	0.25%	68,588
Class B	1.00%	214,382
Class C	1.00%	202,291
Class K	0.65%	172,531

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS may pay out of amounts it receives from the Funds pursuant to the plan amounts payable with respect to expenses incurred by RS Investments in certain circumstances. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2007, PAS received $1,801,845 from GIS as compensation for its services on behalf of the Trust.

The Funds have entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

For the year ended December 31, 2007, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Partners Fund	$6,992
RS Value Fund	144,594
RS Investors Fund	4,168
RS Global Natural Resources Fund	56,706
RS Large Cap Value Fund	2,571

88	Call 1.800.766.FUND

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain Class B and Class C share redemptions. For the year ended December 31, 2007, GIS received CDSL charges as follows:

Fund	CDSL
RS Partners Fund	$1
RS Value Fund	2,196
RS Investors Fund	—
RS Global Natural Resources Fund	663
RS Large Cap Value Fund	1,967

d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the year ended December 31, 2007 is listed below:

Fund	Issuer	Number of Shares or Principal Amount Held at Beginning of Period		Gross Additions	Gross Reductions	Number of Shares or Principal Amount at End of Period	Income	Value
RS Partners Fund	Aaron Rents, Inc.	2,294,070		157,732	—	2,451,802	$71,188	$47,172,671
	ACI Worldwide Inc.	—	*	2,912,918	—	2,912,918	—	55,461,959
	A.M. Castle & Co.	1,294,350	*	—	—	1,294,350	143,503	35,193,377
	Carter’s, Inc.	2,426,040	*	1,477,400	—	3,903,440	—	75,531,564
	Coinmach Service Corp.	1,666,400	*	—	1,666,400	—	624,900	*	*
	Coinmach Service Corp., Class A	815,350	*	701,860	1,517,210	—	167,962	*	*
	Coinstar, Inc.	2,464,452		—	—	2,464,452	—	69,374,324
	Commerical Vehicle Group, Inc.	2,047,101		—	—	2,047,101	—	29,682,965
	Corinthian Colleges, Inc.	5,717,652		146,498	3,007,381	2,856,769	—	*	*
	Employers Holdings, Inc.	—	*	2,867,090	—	2,867,090	472,396	47,909,074
	eResearch Technology, Inc.	5,048,430		173,345	1,986,728	3,235,047	—	38,238,255
	FirstFed Financial Corp.	—	*	880,695	880,695	—	—	*	*
	LCA-Vision, Inc.	1,167,533		—	1,167,533	—	450,660	*	*
	Meruelo Maddux Properties, Inc.	—	*	4,448,881	—	4,448,881	—	11,842,397
	OneBeacon Insurance Group Ltd., Class A	932,540	*	1,229,197	2,161,737	—	592,331	*	*
	Quadra Realty Trust, Inc.	—	*	1,472,935	—	1,472,935	338,775	17,795,524
	Triarc Cos., Inc., Class B	6,003,100		—	—	6,003,100	1,620,837	52,587,156
	Coinmach Service Corp., 11.00%, 12/1/2024	$—	*	$1,666,400	$1,666,400	$—	812,853	*	*
							5,295,405	480,789,266
RS Global Natural Resources Fund	Anderson Energy Ltd.	4,613,000		—	—	4,613,000	—	13,461,107
	Basic Energy Services, Inc.	1,712,590		91,500	1,804,090	—	—	*	*
							$—	$13,461,107
*	Issuer was not an affiliated issuer at January 1, 2007.

**	Issuer was not an affiliated issuer at December 31, 2007.

Note 4 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 were as follows:

	Ordinary Income Total		Long-Term Capital Gain Total
Fund	2007	2006	2007	2006
RS Partners Fund	$47,987,495	$8,179,243	$144,979,987	$108,588,196
RS Value Fund	89,245,296	20,663,590	109,990,329	59,416,618
RS Investors Fund	3,424,450	2,797,755	2,938,761	—
RS Global Natural Resources Fund	14,518,403	63,302,678	129,685,255	156,260,474
RS Large Cap Value Fund	1,458,624	301,196	10,119,011	6,454,007

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

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Notes to Financial Statements (continued)

These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2007.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Partners Fund	$546,564	$59,066,962
RS Value Fund	—	22,912,792
RS Investors Fund	45,787	1,378,522
RS Global Natural Resources Fund	3,934,968	2,992,018
RS Large Cap Value Fund	75,715	4,300,227

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2007, no Fund utilized capital loss carryovers, nor do any of the Funds have capital loss carryovers available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Funds elected to defer net capital and currency losses as follows:

Fund	Amount
RS Partners Fund	$—
RS Value Fund	—
RS Investors Fund	1,584
RS Global Natural Resources Fund	—
RS Large Cap Value Fund	—

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at December 31, 2007, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Partners Fund	$2,092,965,470	$135,267,361	$341,801,609	$(206,534,248)
RS Value Fund	2,402,674,155	172,117,526	384,355,255	(212,237,729)
RS Investors Fund	33,676,621	(305,769)	2,620,145	(2,925,914)
RS Global Natural Resources Fund	1,559,386,971	624,512,843	670,487,687	(45,974,844)
RS Large Cap Value Fund	68,067,567	16,307,982	19,049,250	(2,741,268)

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2007, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Partners Fund	$1,418,957,126	$1,587,113,142
RS Value Fund	1,917,483,962	1,395,719,585
RS Investors Fund	40,982,426	72,446,471
RS Global Natural Resources Fund	600,448,690	636,606,691
RS Large Cap Value Fund	35,609,213	55,918,927

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically present in domestic investments. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase

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agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the applicable Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

d. Restricted Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees as outlined in Note 1a. See the table below for restricted securities held at December 31, 2007.

Fund	Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets
RS Value Fund	Ivanhoe Nickel & Platinum Ltd.	698,422	$2,837,501	$4,539,743	4/25/97 - 5/7/98	0.18%
RS Global Natural Resources Fund	Ivanhoe Nickel & Platinum Ltd.	203,624	784,997	1,323,556	4/25/97 - 5/7/98	0.06%

Note 6 Fund Merger

On October 13, 2006, RS Partners Fund acquired the assets and liabilities of The Guardian UBS Small Cap Value Cap Fund through a tax-free merger pursuant to a plan of reorganization approved by the Board of Trustees. Shareholders of The Guardian UBS Small Cap Value Fund approved the merger at a meeting held on September 28, 2006. The chart below shows a summary of shares outstanding, net assets, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	The Guardian UBS Small Cap Value Fund	RS Partners Fund	RS Partners Fund
Shares outstanding:
Class A	1,182,382	69,657,059	70,639,696
Class B	972,490	N/A	N/A
Class C	941,978	N/A	N/A
Class K	1,124,329	N/A	362,304
Net assets:
Class A	$13,457,271	$2,440,492,606	$2,474,924,198
Class B	10,655,304	N/A	N/A
Class C	10,319,017	N/A	N/A
Class K	12,695,133	N/A	12,695,133
Net asset value per share:
Class A	$11.38	$35.04	$35.04
Class B	10.96	N/A	N/A
Class C	10.95	N/A	N/A
Class K	11.29	N/A	35.04
Net unrealized appreciation/(depreciation)	4,865,913	396,295,792	401,161,705
Accumulated net realized gain/(loss)	(80,887)	101,661,312	101,661,312

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 8 Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain Funds in a

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Notes to Financial Statements (continued)

manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, sub-advisers, employees and officers of the Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund pro-

spectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b) and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

Note 9 New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities.

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The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Funds’ tax positions for all open tax years, and concluded that adoption had no effect on the Funds’ financial position or results of operations. At December 31, 2007, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U. S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Funds’ financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Partners Fund, RS Value Fund, RS Investors Fund, RS Global Natural Resources Fund, and RS Large Cap Value Fund (each constituting a series of the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for RS Partners Fund, RS Value Fund, RS Investors Fund, and RS Global Natural Resources Fund for each of the periods presented, and RS Large Cap Value Fund for the periods ended December 31, 2006 and December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1, 2006 the financial highlights for each of the periods presented through December 31, 2005 of the RS Large Cap Value Fund were audited by another independent registered public accounting firm whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 28, 2008

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Tax Designation – Unaudited

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2007 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Partners Fund	38.37%
RS Value Fund	37.55%
RS Investors Fund	20.45%
RS Global Natural Resources Fund	78.05%
RS Large Cap Value Fund	100.00%

Dividend Received Deduction:

RS Partners Fund	28.22%
RS Value Fund	30.18%
RS Investors Fund	15.95%
RS Global Natural Resources Fund	70.78%
RS Large Cap Value Fund	100.00%

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Supplemental Information (unaudited)

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal to Elect Trustees:

Nominee	Votes For	Votes Withheld
Kenneth R. Fitzsimmons, Jr.	678,695,023.578	7,697,070.067
Christopher C. Melvin, Jr.	678,544,709.568	7,847,384.077
Gloria S. Nelund	678,556,615.659	7,835,477.986
Terry R. Otton	678,645,919.260	7,746,174.385

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Approval of the Funds’ Investment Advisory Agreement (all Funds except RS Large Cap Value Fund)*

The Board of Trustees of the Trust, including all of the Trustees who are not interested persons of the Trust or of RS Investments, met in person on April 30, May 1, and May 24, 2006, to consider approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Funds and RS Investment Management Co. LLC (“RSIM Co.”), the ultimate parent of RS Investment Management, L.P., the Funds’ then-current investment adviser (“RSIM L.P.”). The then-existing investment advisory agreement between the Funds and RSIM, L.P. (the “Then-Existing Advisory Agreement”), was to terminate automatically as a result of its “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) upon the consummation of the transaction between RSIM Co. and Guardian Investor Services LLC (“GIS”). (For ease of reference, each of RSIM L.P. and RSIM Co. is referred to as “RS Investments” herein unless the context otherwise requires.) In determining to approve the New Advisory Agreement between the RS Funds and RS Investments, the Trustees considered that they had approved the continuation of the Then-Existing Advisory Agreement, the terms of which were substantially similar to the New Advisory Agreement, for a one-year period commencing April 1, 2006, at their meeting on February 28 and March 1, 2006. In all of their deliberations, the disinterested Trustees were advised by independent counsel for the disinterested Trustees.

The Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Those representatives also discussed with the Trustees their expectations as to the management and operations of RS Investments after the transaction and the continuing roles of the current portfolio management teams in the management of each of the Funds.

The Trustees considered that it was not anticipated that there would be any change in the personnel who are engaged in the portfolio management of any Fund as a result of the transaction, and that there would be no increase in the advisory fees or the total expenses for current shareholders of any of the existing Funds as a result of the transaction. The Trustees considered the proposed changes in the governance of RSIM Co., but noted that it was not expected that the new Board of Directors would have any substantial role in the day-today portfolio management of the Funds. The Trustees also considered that the combination of the two advisory firms could benefit shareholders of the Funds because RS Investments would, as a result, likely have a larger and more diverse investment management staff to support the Funds’ portfolio management teams. The Trustees also recognized the potential benefits to RS Investments of an additional owner of the firm with greater financial resources than currently were available from its then-current owners. In addition, they recognized that it was possible the Funds over time could experience reduced expenses both because the combined firms may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the size of the Funds and possible reduced expenses through economies of scale.

The Trustees discussed with management and certain portfolio management professionals of RS Investments the expected effect of the transaction on the firm, including the extent to which the transaction is supported by portfolio management personnel. The Trustees considered the likely effect on RS Investments of potential alternative transactions and of maintaining the then-current ownership. The Trustees believed that the transaction offered the best prospects for continued stability of RS Investments in the face of current and expected transitional and generational changes at the firm.

The Trustees also took into consideration the various other arrangements between RSIM Co. and GIS in respect to the transaction, including RSIM Co.’s additional responsibilities relating to the GIS mutual funds, and concluded that it was unlikely that RSIM Co.’s performance of those responsibilities would limit substantially its ability to perform its obligations to the Funds under the New Advisory Agreement.

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Supplemental Information (unaudited) (continued)

On the basis of these factors, the Trustees concluded that it would be in the best interests of each of the Funds to be advised by RSIM Co., employing the Funds’ then-current portfolio management teams, and voted unanimously, including the unanimous vote of the Trustees who are not interested persons of the Funds or of RS Investments or GIS, to approve the New Advisory Agreement in respect to each of the Funds and to recommend to shareholders of each Fund that they approve the Agreement, as well.

Approval of Investment Advisory Agreement (RS Large Cap Value Fund only)*

The Board of Trustees of RS Investment Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investments (the “disinterested Trustees”), met in person on August 13 — 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Large Cap Value Fund. RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the Fund and UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to the Fund.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the Trustees who are not interested persons of the Fund were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to the Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Fund, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Adviser, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Fund and the fees paid to the Sub-Adviser, in each case under the Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Fund reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals,

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

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including highly remunerative positions at hedge fund managers. They also noted that RS Investments pays the majority of the fees it receives to the Sub-Adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for the Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Fund in comparison to the peer funds. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds. The Trustees considered the total expense ratio of the Fund and compared such expense ratio to the ratios of other funds in the Fund’s peer group. They also noted in this regard that the Fund’s recently renegotiated custodial arrangements were likely to result in substantial savings to the Fund in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Fund, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Fund, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Fund grows and whether a reduction in the advisory fees paid by the Fund by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Fund enable RS Investments to devote greater resources to the management of the Fund, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Fund are likely to benefit to some degree to the extent that the expenses of the Fund are reduced over time simply by virtue of its increased size, even in the absence of management fee reductions. The Trustees also considered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Fund specifically, and the consultants’ recommendations that

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Supplemental Information (unaudited) (continued)

the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Fund grows in size. The Trustees noted that the Fund has already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of RS Investments’ senior management, and the time and attention devoted by each to the Fund. The Trustees considered the performance of the Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Adviser.

The Trustees reviewed performance information for the Fund for various periods. That review included an examination of comparisons of the performance of the Fund to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Fund compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that the Fund did not appear to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Fund’s (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Fund also benefited from them.

The Trustees reviewed detailed information regarding the Sub-Adviser, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Adviser, information as to its trading practices, and general information as to the pricing of the Sub-Adviser’s services.

The Trustees considered generally the nature and quality of the administrative services provided to the Fund by RS Investments, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

•

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Fund. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

•	RS Investments has been responsive to concerns raised by the Trustees in the past year.

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•	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

•	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Fund.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-766-FUND [3863].

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-766-FUND [3863]; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

www.RSinvestments.com	101

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since June 2001	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006- March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

102	Call 1.800.766.FUND

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

www.RSinvestments.com	103

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-766-FUND [3863], or on our Web site at http://www.RSinvestments.com.

104	Call 1.800.766.FUND

RS Funds

Phone: 1-800-766-FUND (3863)
Web: www.RSinvestments.com
E-mail: funds@rsinvestments.com

24-Hour Account Access

Phone: 1-800-766-FUND (3863), Option 3
Web: Enter ***My Account*** on RS Investments' Web Site

RS Funds

Fund Name (Date of Inception) Ticker Symbol (Class A shares)	Fund Overview	Portfolio Manager(s)
Growth Funds: Access to dynamic growth companies		
RS Emerging Growth Fund (11/30/07) RSEGX	Invests in small-cap growth companies in their early growth stages	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Smaller Company Growth Fund (08/15/96) RSSGX	Invests in small-cap growth companies with strong growth potential	Scott Tracy, Bill Wolfenden
RS Select Growth Fund (08/01/96) RSDGX	Focuses on 40-60 small-cap growth stocks with proven business models	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS MidCap Opportunities Fund (07/12/95) RSMOX	Invests in mid-cap growth companies diversified across growth sectors of the US economy	John Seabern, John Wallace
RS Growth Fund (05/12/92) RSGRX	Invests in larger growth companies diversified across growth sectors of the US economy	John Seabern, John Wallace
RS Technology Fund (11/15/95) RSIFX	Focuses on the technology sector across all market-caps	Steve Bishop, Allison Thacker
Value Funds: Access to undervalued companies undergoing structural change		
RS Partners Fund (07/12/95) RSPFX	Invests in small-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Value Fund (06/30/93) RSVAX	Invests in mid-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Investors Fund (11/15/05) RSINX	Concentrated portfolio of value stocks featuring the RS Value Team's strongest investment ideas	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Global Natural Resources Fund (11/15/95) RSNRX	Invests in a diversified portfolio of companies with superior natural resource assets and demonstrated histories of prudent capital allocation	MacKenzie Davis, Andy Pilara, Ken Settles
RS Large Cap Value Fund (02/03/03)* RLCVX	Invests in large-cap companies believed to be undervalued	Thomas Cole, Thomas Digenan, Scott Hazen, John Leonard
Core Equity Funds: All-weather equity		
RS Small Cap Core Equity Fund (05/01/97)* GPSCX	Invests in companies across the US small-cap market	Matthew Ziehl
RS Core Equity Fund (06/01/72)* GPAFX	A diversified large-cap equity fund seeking companies with strong competitive advantages	Mani Govil
RS Equity Dividend Fund (07/31/07) REDAX	Invests in companies with growing dividends and long-term growth potential	Raymond Anello
RS S&P 500 Index Fund (08/07/00)* GUSPX	Tracks the investment performance of the S&P 500 Index, which emphasizes large-cap companies	Jonathan Jankus, Stewart Johnson
RS Asset Allocation Fund (02/16/93)* GUAAX	A 'fund of funds', strategically invested in a mix of equity and fixed income securities	Jonathan Jankus, Stewart Johnson
International Funds: International diversification		
RS International Growth Fund (02/16/93)* GUBGX	Invests in international growth companies	R. Robin Menzies
RS Emerging Markets Fund (05/01/97)* GBEMX	Invests in growth companies in emerging markets	Edward Hocknell
Fixed Income Funds: Current income and total return potential		
RS Investment Quality Bond Fund (02/16/93)* GUIQX	A diversified portfolio of generally intermediate duration (3 - 10 years) investment-grade bonds	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (07/30/03)* RLDAX	A diversified portfolio of generally short duration (1 -3 years) investment-grade debt securities	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (09/01/98)* GUHYX	A diversified portfolio of debt securities rated below investment grade	Ho Wang
RS Tax-Exempt Fund (02/16/93)* GUTEX	A diversified portfolio of tax-exempt municipal obligations	Alexander Grant, Jr.
RS Money Market Fund (11/03/82)* GCMXX	A diversified portfolio of money market instruments	Alexander Grant, Jr.

Featured in this report (Value Funds)

* The date of inception is that of the predecessor Fund.

Refer to the prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we mail only one copy of a Fund's prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Annual report.)

388 Market Street San Francisco CA 94111	www.RSinvestments.com	Call 800-766-FUND

EB-015096 (12/07) AR711_V

07	ANNUAL REPORT

07 ANNUAL REPORT

Core Equity Funds

RS Small Cap Core Equity Fund

RS Core Equity Fund

RS Equity Dividend Fund

RS S&P 500 Index Fund

RS Asset Allocation Fund

12.31.07

Class A, B, C, K and Y Shares

Performance Update Average Annual Returns as of 12/31/07

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Equity Funds
RS Small Cap Core Equity Fund, Class A	GPSCX	05/01/97
without sales charge			4.84%	6.96%	15.00%	7.03%	9.66%
with maximum sales charge			-0.12%	5.24%	13.89%	6.51%	9.17%
RS Small Cap Core Equity Fund, Class B	GUCBX	05/06/97
without sales charge			3.84%	5.86%	13.87%	6.05%	8.33%
with sales charge			1.56%	5.46%	13.76%	6.05%	8.33%
RS Small Cap Core Equity Fund, Class C	RSCCX	08/07/00
without sales charge			4.00%	5.99%	13.89%	—	3.13%
with sales charge			3.24%	5.99%	13.89%	—	3.13%
RS Small Cap Core Equity Fund, Class K	RSCKX	05/15/01
without sales charge			4.36%	6.57%	14.63%	—	7.67%
RS Small Cap Core Equity Fund, Class Y†	RSCYX	05/01/07
without sales charge			—	—	—	—	-3.61%
RS Core Equity Fund, Class A	GPAFX	06/01/72
without sales charge			14.78%	11.70%	12.23%	3.46%	12.92%
with maximum sales charge			9.34%	9.91%	11.14%	2.96%	12.77%
RS Core Equity Fund, Class B	GUPBX	05/01/96
without sales charge			13.76%	10.61%	11.14%	2.49%	6.13%
with sales charge			10.76%	10.06%	11.01%	2.49%	6.13%
RS Core Equity Fund, Class C	RCOCX	08/07/00
without sales charge			13.93%	10.60%	11.03%	—	-3.11%
with sales charge			12.93%	10.60%	11.03%	—	-3.11%
RS Core Equity Fund, Class K	RCEKX	05/15/01
without sales charge			14.38%	11.27%	11.84%	—	2.85%
RS Core Equity Fund, Class Y†	RCEYX	05/01/07
without sales charge			—	—	—	—	6.19%

†	RS Small Cap Core Equity Fund Class Y shares and RS Core Equity Fund Class Y shares “since inception” returns are not annualized and represent cumulative total returns. (Inception date: 05/01/07.)

Performance quoted represents past performance and does not guarantee future results. Performance shown for the Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.26%, 2.38%, 2.21%, 1.59%, and 0.97%, respectively; for RS Core Equity Fund Class A, B, C, K, and Y share are 0.94%, 1.99%, 2.02%, 1.28%, and 0.59%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

This report may be used only when preceded or accompanied by a prospectus. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

Performance Update Average Annual Returns as of 12/31/07

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Equity Funds
RS Equity Dividend Fund, Class A†	REDAX	07/31/07
without sales charge			—	—	—	—	-4.42%
with maximum sales charge			—	—	—	—	-8.97%
RS Equity Dividend Fund, Class C†	REDCX	07/31/07
without sales charge			—	—	—	—	-4.66%
with sales charge			—	—	—	—	-5.60%
RS Equity Dividend Fund, Class K†	REDKX	07/31/07
without sales charge			—	—	—	—	-4.44%
RS Equity Dividend Fund, Class Y†	REDYX	07/31/07
without sales charge			—	—	—	—	-4.15%
RS S&P 500 Index Fund, Class A	GUSPX	08/07/00
without sales charge			4.86%	8.06%	12.21%	—	1.16%
with maximum sales charge			1.72%	6.96%	11.51%	—	0.75%
RS S&P 500 Index Fund, Class B	RSPBX	08/07/00
without sales charge			4.00%	7.25%	11.37%	—	0.34%
with sales charge			1.00%	6.67%	11.24%	—	0.34%
RS S&P 500 Index Fund, Class C	RSAPX	08/07/00
without sales charge			4.02%	7.25%	11.34%	—	0.32%
with sales charge			3.02%	7.25%	11.34%	—	0.32%
RS S&P 500 Index Fund, Class K	RSPIX	05/15/01
without sales charge			4.40%	7.63%	11.73%	—	2.83%
RS Asset Allocation Fund, Class A	GUAAX	02/16/93
without sales charge			4.82%	7.26%	11.63%	5.34%	8.56%
with maximum sales charge			-0.19%	5.53%	10.55%	4.83%	8.21%
RS Asset Allocation Fund, Class B	GAABX	05/01/96
without sales charge			4.06%	6.38%	10.66%	4.45%	6.75%
with sales charge			1.06%	5.79%	10.53%	4.45%	6.75%
RS Asset Allocation Fund, Class C	RAACX	08/07/00
without sales charge			4.11%	6.34%	10.56%	—	1.26%
with sales charge			3.11%	6.34%	10.56%	—	1.26%
RS Asset Allocation Fund, Class K	RAAKX	05/15/01
without sales charge			4.40%	6.85%	11.18%	—	3.39%

†	RS Equity Dividend Fund Class A, Class C, Class K, and Class Y shares “since inception” returns are not annualized and represent cumulative total returns. (Inception date: 07/13/07)

Performance quoted represents past performance and does not guarantee future results. Performance shown for the Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio for RS Equity Dividend Fund Class A, C, K, and Y shares are 1.40%, 2.15%, 1.85%, and 1.12%, respectively; for RS S&P 500 Index Fund Class A, B, C, and K shares are 0.70%, 1.71%, 1.74%, and 1.14%, and respectively; for RS Asset Allocation Fund Class A, B, C and K shares are 1.86%, 2.74%, 2.82%, and 2.16%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% for RS Equity Dividend Fund and RS Asset Allocation Fund and 3.00% for RS S&P 500 Index Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

This report may be used only when preceded or accompanied by a prospectus. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	1

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2	Call 1.800.766.FUND

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

www.RSinvestments.com	3

Highlights

Lipper Rankings and Morningstar Ratings

The following RS Funds were ranked in the Top Quartile of their peer groups by Lipper1 for one or more of the one-, five- and ten-year periods ending 12/31/07. Rankings are based on total returns. Additionally some of these RS Funds received Four-Star Overall Morningstar Ratings™2 (including the effects of sales charges, loads, and redemption fees). The ratings are based on risk-adjusted returns as of 12/31/07.

RS Fund	1-Year	5-Year	10-Year	Overall Morningstar Rating™

Growth
RS Emerging Growth Fund	Lipper Category: Small-Cap Growth			without sales charge	(out of 671 small growth funds)
	1st 142/591	2nd 151/394	2nd 46/179	including the effect of sales charges, loads, and redemption fees	(out of 671 small growth funds)
RS Select Growth Fund	Lipper Category: Small-Cap Growth			without sales charge	(out of 671 small growth funds)
	2nd 152/591	3rd 271/394	1st 42/179	including the effect of sales charges, loads, and redemption fees	(out of 671 small growth funds)
RS MidCap Opportunities Fund	Lipper Category: Mid-Cap Growth			without sales charge	(out of 811 mid-cap growth funds)
	2nd 246/601	1st 95/404	2nd 58/170	including the effect of sales charges, loads, and redemption fees	(out of 811 mid-cap growth funds)
RS Growth Fund	Lipper Category: Multi-Cap Growth			without sales charge	(out of 1,449 large growth funds)
	3rd 285/518	1st 76/339	2nd 70/146	including the effect of sales charges, loads, and redemption fees	(out of 1,449 large growth funds)
RS Technology Fund	Lipper Category: Science and Technology			without sales charge	(out of 269 specialty-technology funds)
	1st 52/269	1st 15/223	1st 10/55	including the effect of sales charges, loads, and redemption fees	(out of 269 specialty-technology funds)
Value
RS Partners Fund	Lipper Category: Small-Cap Core			without sales charge	(out of 520 small blend funds)
	3rd 495/775	1st 24/478	1st 18/169	including the effect of sales charges, loads, and redemption fees	(out of 520 small blend funds)
RS Value Fund	Lipper Category: Mid-Cap Value			without sales charge	(out of 420 mid-cap blend funds)
	2nd 104/313	1st 10/194	2nd 20/59	including the effect of sales charges, loads, and redemption fees	(out of 420 mid-cap blend funds)
Core Equity
RS Small Cap Core Equity Fund	Lipper Category: Small-Cap Core			without sales charge	(out of 671 small growth funds)
	1st 143/775	3rd 280/478	3rd 120/169	including the effect of sales charges, loads, and redemption fees	(out of 671 small growth funds)
RS Core Equity Fund	Lipper Category: Large-Cap Core			without sales charge	(out of 1,623 large blend funds)
	1st 31/835	2nd 217/572	4th 238/287	including the effect of sales charges, loads, and redemption fees	(out of 1,623 large blend funds)
International
RS Emerging Markets Fund	Lipper Category: Emerging Markets			without sales charge	(out of 206 diversified emerging market funds)
	1st 37/254	1st 25/167	1st 19/91	including the effect of sales charges, loads, and redemption fees	(out of 206 diversified emerging market funds)
Fixed Income
RS Tax-Exempt Fund	Lipper Category: General Municipal			without sales charge	(out of 252 muni national long funds)
	3rd 127/237	1st 50/211	1st 12/143	including the effect of sales charges, loads, and redemption fees	(out of 252 muni national long funds)

Performance quoted represents past performance and does not guarantee future results.

4	Call 1.800.766.FUND

Four time winner — RS Receives 2007 Dalbar Service Award

RS Investments received Dalbar’s Service Award for the fourth year in a row! The award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. Dalbar is a leading financial services consulting firm committed to raising the standards of excellence in the financial service industry.

RS Investments Recognized for Excellence in Shareholder Communications for Fourth Time.

The Mutual Fund Education Alliance awarded RS Investments an “Honorable Mention” for our ‘Special Communications’ entry of our Strategy Brochures. They were noted by MFEA members as a “very effective, consistent and comprehensive communication.” The annual STAR (Shareholder Trust and Responsibility) Awards program recognizes mutual fund firms for outstanding shareholder communications, education, and support. Each year the MFEA examines the best educational materials, both in print and electronic, in the mutual fund industry and then asks industry judges to select from the best. In 2007, 29 different companies were recognized for excellence in 32 categories ranging from best annual report to best online innovation. Past awards for RS Investments have gone to entries in the ‘online innovation’ and ‘shareholder newsletter online version’ categories.

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

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© 2008 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2008 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com. Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

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© 2008 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

Please note, some of the Morningstar proprietary calculations, including the Morningstar Rating™, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar Rating™ based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

RS Emerging Growth Fund was rated against the following numbers of U.S.-domiciled Small Growth funds over the three-, five-, and 10-year periods: 671, 556, and 258, respectively. With respect to these Small Growth funds, RS Emerging Growth Fund received a Morningstar Rating of 2, 3, and 2 stars (and 3, 3, and 2 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Select Growth Fund was rated against the following numbers of U.S.-domiciled Small Growth funds over the three-, five-, and 10-year periods: 671, 556, and 258, respectively. With respect to these Small Growth funds, RS Select Growth Fund received a Morningstar Rating of 2, 2, and 3 stars (and 3, 2, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS MidCap Opportunities Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Growth funds over the three-, five-, and 10-year periods: 811, 682, and 291, respectively. With respect to these Mid-Cap Growth funds, RS MidCap Opportunities Fund received a Morningstar Rating of 3 stars (and 3, 4, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Growth Fund was rated against the following numbers of U.S.-domiciled Large Growth funds over the three-, five-, and 10-year periods: 1,449, 1,215, and 554, respectively. With respect to these Large Growth funds, RS Growth Fund received a Morningstar Rating of 3, 4, and 3 stars (and 4, 5, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Technology Fund was rated against the following numbers of U.S.-domiciled Specialty-Technology funds over the three-, five-, and 10-year periods: 269, 245, and 64, respectively. With respect to these Specialty-Technology funds, RS Technology Fund received a Morningstar Rating of 3, 4, and 3 stars (and 3, 4, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Partners Fund was rated against the following numbers of U.S.-domiciled Small Blend funds over the three-, five-, and 10-year periods: 520, 409, and 164, respectively. With respect to these Small Blend funds, RS Partners Fund received a Morningstar Rating of 2, 5, and 4 stars (and 3, 5, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Value Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Blend funds over the three-, five-, and 10-year periods: 420, 336, and 143, respectively. With respect to these Mid-Cap Blend funds, RS Value Fund received a Morningstar Rating of 3, 5, and 3 stars (and 4, 5, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Small Cap Core Equity Fund was rated against the following numbers of U.S.-domiciled Small Growth funds over the three-, five-, and 10-year periods: 671, 556, and 258, respectively. With respect to these Small Growth funds, RS Small Cap Core Equity Fund received a Morningstar Rating of 2, 2, and 3 stars (and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Core Equity Fund was rated against the following numbers of U.S.-domiciled Large Blend funds over the three-, five-, and 10-year periods: 1,623, 1,278, and 594, respectively. With respect to these Large Blend funds, RS Core Equity Fund received a Morningstar Rating of 4, 2, and 1 stars (and 5, 3, and 1 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Emerging Markets Fund was rated against the following numbers of U.S.-domiciled Diversified Emerging Markets funds over the three-, five-, and 10-year periods: 206, 187, and 103, respectively. With respect to these Diversified Emerging Markets funds, RS Emerging Markets Fund received a Morningstar Rating of 4, 3, and 4 stars (and 5, 4, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Tax-Exempt Fund was rated against the following numbers of U.S.-domiciled Muni National Long funds over the three-, five-, and 10-year periods: 252, 244, and 192, respectively. With respect to these Muni National Long funds, RS Tax-Exempt Fund received a Morningstar Rating of 2, 3, and 3 stars (and 3, 3, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively.

Performance quoted represents past performance and does not guarantee future results.

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CEO’s Letter

Terry R. Otton

CEO, RS Investments

Dear Fellow Shareholders,

Thank you for taking the time to read our 2007 Annual Report. Inside, you’ll find insightful detail from your portfolio management teams regarding your investments with RS. The letters within this report illuminate the depth of research that goes into your funds and illustrate why we believe fundamental research and investment discipline are critical inputs to your portfolio, particularly during volatile markets such as 2007 (and, so far, in 2008).

Market Overview

After performing well during the first half of the year, the equity and fixed income markets closed out 2007 amid rising uncertainty and considerable volatility. The driving influence was continued fallout from the sub-prime mortgage debacle, the drying up of available credit, and the potential spillover effects these issues may have on housing values, consumer spending, and the economy as a whole.

Through a year marked by extremes, reflecting both excessive optimism and pessimism, the main proxy for the large cap US market, the S&P 500 Index, closed up 5.49% for the year, while the small cap market, as evidenced by the Russell 2000 Index, lost 1.57%.

Upon close examination into the style differences in the equity markets, the tale was quite different. Growth outperformed value for the first time since 1999, led by strong gains in the technology sector, while value was pulled down by weak financials. These contrasting sectors contributed to the small cap growth index’s 16.83% difference in performance over the small cap value index (7.05% for Russell 2000 Growth Index versus -9.78% for the Russell 2000 Value Index).

Investors who have been in the market for longer periods know that investment styles are cyclical. Arguments in favor of value versus growth, large versus small, domestic versus international and equity versus fixed income are blunted with the passage of time. As we all well know, each asset class has played an important role in overall returns over time. Changing leadership among these important asset classes underscores the importance of a well-diversified

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portfolio, with ownership of each of these major asset classes being considered. The “right” amount, of course, depends on the individual and can be arrived at with the informed help of your financial adviser.

RS Investments: Specialization and Experience

The RS fund family offers funds from a broad spectrum of investment options across major asset classes. We’ve organized our business into distinct investment specializations — across growth, core, value, international, and fixed income — so that we can deliver significant expertise within each asset class.

We believe this approach delivers exceptional value to our clients. You can be assured that each deep and experienced investment team remains focused on its expertise and that we hold our teams accountable to the highest investment standards. Your benefit lies in the fact that you can hire specialized experts to serve each important component of your investment portfolio — with one fund family. Across our product platform, you’re hiring skilled and experienced teams to invest on your behalf.

We continue to invest heavily in our core capabilities: research and portfolio management. Last year alone, we hired seven analysts across our distinct investment teams, bringing the total number of investment professionals to 33 within Core, Growth, and Value teams. Additionally, in 2007, we established portfolio management teams on several of our growth products, which empowered those investment professionals closest to the information to make portfolio decisions.

The sub-advisers to the RS Funds also made substantial investments in their core capabilities. Guardian, our fixed-income sub-adviser, and Baillie Gifford, our international sub-adviser, totaled 28 and 13 investment professionals, respectively.

We aim to set new and higher standards of investment excellence by adopting industry best practices and fine-tuning them within our time-tested investment processes.

What was the result of all our efforts? We believe we made an exceptional investment management team even stronger. Our quest toward that end will continue. It’s what has brought us to where we are today and it’s what will allow us to earn your continued trust and business long into the future.

Performance Update†

Despite the challenging market environment in 2007, RS funds performed well and within our expectations. Value funds started the year strong, yet struggled against significant headwinds in the latter half of the year. Overall, in the face of a challenging market, we are pleased with their resilience. In the face of this difficulty, the team continues to have confidence in the companies within its portfolios, many of which are now trading at their most attractive valuations in years.

Supported by growth tailwinds and augmented by strong research and stock selection, 83% of the RS growth funds (Class A shares) outperformed their respective growth benchmarks for the year.

Core equity funds delivered strong full-year performance as well. RS Core Equity Fund handily beat its large cap benchmark for the year and RS Small Cap Core Equity Fund delivered strong performance, outperforming its benchmark.

RS fixed income funds’ conservative stance averted many of the subprime-related issues in the fixed income markets. The Lehman Aggregate Bond Index outperformed the S&P 500 Index for the year, reflecting the uncertainty in the equity markets and investors’ flight for safety toward the latter half of the year.

RS international and emerging markets funds finished the year with double digit gains. RS Emerging Markets Fund, in particular, posted strong returns as the countries with fast-developing economies led worldwide investment results.

Notable Recognitions

Institutional Investor recently recognized Mani Govil, portfolio manager of RS Core Equity Fund and leader of the Core Equity Team, as one of the “Rising Stars” of the mutual fund business. The publication placed Mani in rarefied company — one of only 20 named among many thousands in our industry.*

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CEO’s Letter (continued)

The recognition couldn’t be more deserved. Mani has accomplished so much in his eleven year investment career. We are fortunate to have his talent, passion and enthusiasm focused on our shareholders’ success. Since assuming management of the Fund in August 2005, Mani has shaped a formidable investment team and carried out a well-defined investment process. The results speak for themselves: based on total returns, the RS Core Equity Fund (Class A shares) has performed within the top 4% and 7% of its Lipper large cap core peers over the one- and three-year periods, respectively (and top 38% and 83% for the five- and 10-year periods, respectively. See previous page for additional ranking information.). A quest for risk-adjusted returns, detailed research and strong team involvement are hallmarks of Mani’s style and we’re proud to have him on our team.

Dalbar, a well-known financial services consulting firm, recently awarded RS Investments the “Dalbar Service Award” for providing exceptional service to our shareholders. This is the fourth consecutive year RS has received this distinction. We’re honored by Dalbar’s continuing recognition of our efforts to serve our shareholders with excellence.

Experience Counts

So far, 2008 has proven to be a challenging environment. With the market selling off one day only to surge the next, it certainly has made for an unsettling near-term investing experience. In times like these, it’s worth mentioning that RS Investments has experienced all kinds of market environments during its 22 years in business. Each of our specialized investment teams at RS averages anywhere between 12 and 28 years’ experience in the industry. Across the entire RS fund family, 74 investment professionals work on your behalf. Each market cycle has its own unique circumstances and the value of time-tested experience is immeasurable. We hope you’ll take some comfort in knowing that your assets are invested by true professionals in every sense of the word.

From all of us at RS Investments, we wish you a healthy and prosperous 2008. Thank you for the trust you’ve placed in us.

Sincerely,

Terry R. Otton

Chief Executive Officer

RS Investments

†  See next page for performance information.

*Nominees are submitted by professionals throughout the mutual fund industry and are vetted and selected by Institutional Investor’s editorial staff. According to Institutional Investor, the selected individuals meet the criteria of having demonstrated expertise, dedication and consistency in their careers, indicating they will likely be the trendsetters of the future. The winning nominees manage and contribute to the management of funds at firms overseeing a total of more than $400 billion in assets and investments. Their specializations include annuities, fixed income, international equities, separately-managed accounts, retail and institutional accounts, retirement accounts, fund administration and technology.

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Performance Update, Class A Shares (as of 12/31/07)

Fund (Inception Date)	1-Year	3-Year	5-Year	10-Year	Since Inception
RS Emerging Growth Fund (11/30/87)
without sales charge	13.94%	7.88%	16.23%	9.61%	15.36%
with maximum sales charge	8.52%	6.15%	15.11%	9.08%	15.08%
Russell 2000® Growth Index	7.05%	8.11%	16.50%	4.32%	9.30%
RS Smaller Company Growth Fund (08/15/96)
without sales charge	4.64%	5.33%	16.75%	8.82%	11.18%
with maximum sales charge	-0.32%	3.63%	15.62%	8.29%	10.70%
Russell 2000 Growth Index	7.05%	8.11%	16.50%	4.32%	5.63%
RS Select Growth Fund (08/01/96)
without sales charge	13.68%	6.53%	14.14%	9.83%	13.17%
with maximum sales charge	8.29%	4.82%	13.03%	9.30%	12.68%
Russell 2500® Growth Index	9.69%	10.03%	17.43%	6.62%	8.11%
Russell 2000 Growth Index	7.05%	8.11%	16.50%	4.32%	5.90%
RS MidCap Opportunities Fund (07/12/95)
without sales charge	17.53%	12.10%	18.64%	9.28%	12.08%
with maximum sales charge	11.92%	10.29%	17.50%	8.76%	11.64%
Russell Midcap® Growth Index	11.43%	11.39%	17.90%	7.59%	9.78%
RS Growth Fund (05/12/92)
without sales charge	13.10%	11.73%	17.63%	6.57%	11.85%
with maximum sales charge	7.73%	9.94%	16.49%	6.05%	11.51%
Russell 1000® Growth Index	11.81%	8.68%	12.11%	3.83%	8.71%
RS Technology Fund (11/15/95) (formerly The Information Age Fund®)
without sales charge	22.25%	10.52%	23.42%	9.99%	10.17%
with maximum sales charge	16.46%	8.74%	22.22%	9.45%	9.73%
S&P 500® Index	5.49%	8.62%	12.83%	5.91%	9.56%
S&P GSTITM Composite Index	16.27%	8.56%	15.06%	5.41%	8.55%
RS Partners Fund (07/12/95)
without sales charge	-3.78%	6.20%	21.20%	11.83%	14.42%
with maximum sales charge	-8.35%	4.49%	20.02%	11.29%	13.97%
Russell 2000® Value Index	-9.78%	5.27%	15.80%	9.06%	12.03%
RS Value Fund (06/30/93)
without sales charge	3.76%	10.48%	23.68%	10.70%	8.53%
with maximum sales charge	-1.17%	8.70%	22.49%	10.16%	8.16%
Russell Midcap® Value Index	-1.42%	10.11%	17.92%	10.18%	12.95%
RS Investors Fund (11/15/05)
without sales charge	-0.72%	—	—	—	9.74%
with maximum sales charge	-5.46%	—	—	—	7.25%
Russell 3000® Value Index	-1.01%	—	—	—	10.66%
Russell 3000® Index	5.14%	—	—	—	10.70%
S&P 500® Index	5.49%	—	—	—	10.80%
RS Global Natural Resources Fund (11/15/95)
without sales charge	32.07%	26.63%	31.15%	16.52%	15.02%
with maximum sales charge	25.79%	24.60%	29.89%	15.95%	14.56%
S&P 500® Index	5.49%	8.62%	12.83%	5.91%	9.56%
Lipper Natural Resources Index	39.64%	32.99%	32.05%	15.76%	17.27%
S&P GSSITM Natural Resources Index	34.44%	28.99%	29.15%	12.80%	N/A
RS Large Cap Value Fund (02/03/03)
without sales charge	-0.01%	8.81%	—	—	14.22%
with maximum sales charge	-4.73%	7.06%	—	—	13.09%
Russell 1000® Value Index	-0.17%	9.32%	—	—	15.36%
RS Small Cap Core Equity Fund (05/01/97)
without sales charge	4.84%	6.96%	15.00%	7.03%	9.66%
with maximum sales charge	-0.12%	5.24%	13.89%	6.51%	9.17%
Russell 2000® Index	-1.57%	6.80%	16.25%	7.08%	9.09%
RS Core Equity Fund (06/01/72)
without sales charge	14.78%	11.70%	12.23%	3.46%	12.92%
with maximum sales charge	9.34%	9.91%	11.14%	2.96%	12.77%
S&P 500® Index (“Since Inception” performance from 5/31/72)	5.49%	8.62%	12.83%	5.91%	11.07%

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio for the Class A shares of the RS Funds are: RS Emerging Growth Fund (1.49%), RS Smaller Company Growth Fund (1.51%), RS Select Growth Fund (1.62%), RS MidCap Opportunities Fund (1.33%), RS Growth Fund (1.33%), RS Technology Fund (1.61%), RS Partners Fund (1.50)%, RS Value Fund (1.34%), RS Investors Fund (1.59%), RS Global Natural Resources Fund (1.51%), RS Large Cap Value Fund (1.35%), RS Small Cap Core Equity Fund (1.26%), and RS Core Equity Fund (0.94%). The performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% that became effective on October 9, 2006. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. A “deferred sales charge” also known as “back end load” or “CDSC” is incurred when liquidating an A share purchase over $1 million, for example, before a specified holding period. Any sales charges are in addition to the fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

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CEO’s Letter (continued)

Performance Update, Class A Shares (as of 12/31/07)

Fund (Inception Date)	1-Year	3-Year	5-Year	10-Year	Since Inception
RS S&P 500 Index Fund (08/07/00)
without sales charge	4.86%	8.06%	12.21%	—	1.16%
with maximum sales charge	1.72%	6.96%	11.51%	—	0.75%
S&P 500® Index	5.49%	8.62%	12.83%	—	1.61%
RS Equity Dividend Fund* (07/31/07)
without sales charge	—	—	—	—	-4.42%
with maximum sales charge	—	—	—	—	-8.97%
Dow Jones U.S. Select Dividend Index	—	—	—	—	-3.30%
RS International Growth Fund (02/16/93)
without sales charge	14.17%	17.36%	19.31%	6.54%	8.62%
with maximum sales charge	8.73%	15.48%	16.17%	6.02%	8.26%
MSCI EAFE Growth Index	16.84%	17.66%	20.25%	6.75%	7.71%
RS Emerging Markets Fund (05/01/97)
without sales charge	43.72%	39.75%	38.93%	16.53%	14.51%
with maximum sales charge	36.88%	37.50%	37.59%	15.96%	13.99%
MSCI EMF Index	39.78%	35.60%	37.46%	14.53%	11.38%
RS Investment Quality Bond Fund (02/16/93)
without sales charge	5.73%	3.95%	4.09%	5.45%	5.51%
with maximum sales charge	1.74%	2.64%	3.30%	5.04%	5.24%
Lehman Brothers Aggregate Bond Index	6.97%	4.56%	4.42%	5.97%	6.35%
RS Low Duration Bond Fund (07/30/03)
without sales charge	5.29%	3.58%	—	—	2.95%
with maximum sales charge	2.88%	2.79%	—	—	2.43%
Lehman Brothers U.S. Government 1-3 Year Bond Index	7.10%	4.29%	—	—	3.35%
RS High Yield Bond Fund (09/01/98)
without sales charge	1.04%	4.45%	8.36%	—	5.05%
with maximum sales charge	-2.73%	3.11%	7.54%	—	4.62%
Lehman Brothers Corporate High Yield Index	1.87%	5.40%	10.91%	—	6.03%
RS Tax-Exempt Fund (02/16/93)
without sales charge	1.47%	3.49%	4.03%	4.95%	4.94%
with maximum sales charge	-2.31%	2.17%	3.24%	4.55%	4.67%
Lehman Brothers Municipal Bond Index	3.36%	3.91%	4.30%	5.17%	5.78%
RS Money Market Fund (09/13/82)
without sales charge	4.45%	3.70%	2.40%	3.10%	4.87%
Lehman Brothers 3-Month T-Bill Index (“Since Inception” performance from 8/31/82)	5.11%	4.35%	3.09%	3.80%	5.42%
RS Asset Allocation Fund (02/16/93)
without sales charge	4.82%	7.26%	11.63%	5.34%	8.56%
with maximum sales charge	-0.19%	5.53%	10.55%	4.83%	8.21%
Custom Index: 60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index	6.22%	7.07%	9.51%	6.26%	9.13%

*	RS Equity Dividend Fund “since inception” return is not annualized and represents cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio for the Class A shares of the RS Funds are: RS S&P 500 Index Fund (0.70%), RS Equity Dividend Fund (1.40%), RS International Growth Fund (1.64%), RS Emerging Markets Fund (1.68%), RS Investment Quality Bond Fund (1.01%), RS Low Duration Bond Fund (1.45%), RS High Yield Bond Fund (1.17)%, RS Tax-Exempt Fund (0.91%), RS Money Market Fund (0.87%), and RS Asset Allocation Fund (1.86%). The performance quoted “with maximum sales charge” reflects the current maximum sales charge of up to 4.75% (certain Funds reflect lower maximum sales charges specific to that Fund). Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. A “deferred sales charge” also known as “back end load” or “CDSC” is incurred when liquidating an A share purchase over $1 million, for example, before a specified holding period. Any sales charges are in addition to the fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

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Portfolio Manager Biographies

Our People – A Commitment to Quality

At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

RS Investments (RS) is the investment adviser for the RS Funds. Guardian Investor Services LLC (GIS) serves as investment subadviser for RS Asset Allocation Fund and RS S&P 500 Index Fund.

Raymond Anello, CFA (RS)

has managed RS Equity Dividend Fund since its inception. Mr. Anello joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. Prior to that, Mr. Anello served as an analyst/portfolio manager at GIS since October 1999. From 1995 to 1998, Mr. Anello was an equity portfolio manager/analyst and high-yield analyst for Orion Capital in New York. From 1988 to 1995, he served as an assistant portfolio manager at Garrison Bradford, a portfolio management firm in New York City. Mr. Anello holds a B.A. from Iona College and an M.B.A. from Baruch College. He is also a Chartered Financial Analyst.

Manind V. Govil (RS)

has managed RS Core Equity Fund since 2005.* Mr. Govil joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. Prior to that, Mr. Govil served as the head of equity investments at Guardian Life since August 2005. From 2001 to August 2005, Mr. Govil served as the lead portfolio manager – large cap blend/core equity, co-head of equities and head of equity research at Mercantile Capital Advisers. Prior to 2001, he was lead portfolio manager – core equity, at Mercantile. Mr. Govil received a BCom degree from the University of Bombay, India and an M.B.A. from the University of Cincinnati and is a Chartered Financial Analyst.

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Portfolio Manager Biographies (continued)

Matthew P. Ziehl (RS)

has managed RS Small Cap Core Equity Fund since 2002.* Mr. Ziehl joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. From December 2001 to October 2006, Mr. Ziehl served as a managing director at Guardian Life. Prior to joining Guardian Life, Mr. Ziehl was a team leader with Salomon Brothers Asset Management, Inc. for small growth portfolios since January 2001, and a co-portfolio manager of Salomon Brothers Small Cap Growth Fund since August 1999. He holds a B.A. in political science from Yale University and an M.B.A. from New York University. Mr. Ziehl is also a Chartered Financial Analyst.

Jonathan C. Jankus (GIS)

has been a co-portfolio manager of RS Asset Allocation Fund and of RS S&P 500 Index Fund since 1999.* Mr. Jankus joined Guardian Life in 1995, and has been a managing director at Guardian Life since March 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University. Mr. Jankus is a Chartered Financial Analyst.

Stewart M. Johnson (GIS)

has been a co-portfolio manager of RS Asset Allocation Fund and of RS S&P 500 Index Fund since 2004.* Mr. Johnson has been a senior director at Guardian Life since January 2002. Mr. Johnson was second vice president of investment information systems at Guardian Life from December 2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York.

*	Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

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RS Small Cap Core Equity Fund

Portfolio Manager

Mathew P. Ziehl

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Fund Philosophy

Seeks long-term capital appreciation.

Investment Process

We seek investment opportunities across the entire U.S. small-cap market spectrum, from growth stocks to value stocks. In our view “growth,” “value,” and “core” represent a continuum of investing rather than opposing or incompatible strategies. We do not employ preset hurdles for earnings growth or limits on valuation metrics; rather we look for stocks that we believe are mispriced relative to a company’s underlying fundamental prospects, creating an opportunity where potential reward significantly outweighs risk.

We use a bottom-up investment process to invest in what we believe to be the best individual small-cap stock opportunities within all the key market sectors. As fundamental investors we also use rigorous quantitative tools to help us screen a vast small-cap universe and highlight stocks that appear to be attractive on both earnings and valuation metrics. Then our team of sector managers analyzes the fundamentals and the valuations of these individual companies to assess their risk/reward profiles and decide whether to recommend particular stocks for the Fund. Key elements of our research process include judging the skill, track record, and integrity of a company’s management as well as analyzing the company’s market share and profitability trends vs. peer companies.

Performance

The RS Small Cap Core Equity Fund was down 7.64% during the fourth quarter of 2007, trailing the benchmark Russell 2000® Index3, which declined 4.58%. Most of the underperformance was due to stock selection in the technology sector.

For the full year 2007, the Fund returned 4.84% vs. a return of -1.57% for the index, with most the outperformance due to stock selection. Results were especially strong in technology and financials. Health care was the Fund’s weakest relative sector.

Portfolio Review

Our fourth quarter technology weakness was due in large part to one stock, Trident Microsystems (0.00% of Fund holdings at 12/31/07), which was also our worst performer for the year. As we wrote previously, we think Trident has unique technology that allows cost savings by combining multiple video-processing functions on one chip, which drove numerous design wins in high-end LCD televisions. In October, however, Trident revealed that sales were trending well below expectations as a rapid consumer preference shift toward much cheaper LCD sets caused TV makers to shift their production plans and ordering patters away from Trident, as low-end sets do not use Trident’s technology. We sold the stock at a significant loss.

Even with the blow from Trident, the tech sector was our strongest performer in 2007 and gave the Fund its two biggest individual contributors: Blue Coat Systems (1.25%) and WebEx Communications (0.00%, having been acquired in early 2007). We wrote about both stocks in previous quarterly letters. Blue Coat provides network security and performance-enhancing applications, most notably wide-area network (WAN) accelerator products, which improve the speed and the performance of network-based applications. After trimming shares as the stock price advanced during the third quarter, we added back to the position on price weakness during the fourth quarter as we believe the company’s forward outlook remains strong.

The Fund also experienced strong relative performance in financials stocks during 2007, benefiting from stock selection in real estate and capital-market related holdings such as money managers and securities exchanges. One key winner was options-trading platform International Securities Exchange (0.00%), which sold out to Deutsche Börse (0.00%) at a significant price premium. We also benefited from our underweight position in commercial banks and thrifts, remaining cautious

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RS Small Cap Core Equity Fund (continued)

about this sector throughout the second half of 2007 as the subprime credit mess unfolded. We did own a few small banks that reported some degree of credit deterioration, and we exited some of these stocks at a loss—but we believe our underweighting mitigated the overall damage.

Changes to the Fund

Sector weightings were little changed during the fourth quarter, though we did reduce our technology overweighting largely as a function of removing Trident. Health care is currently our most overweighted sector vs. the benchmark, and consumer discretionary is our largest underweighting, as we continued to avoid media, apparel manufacturing and consumer durables companies. These sector differences, while primarily the result of bottom-up stock picking, also reflected the reality of a slowing U.S. economy. We believe this environment should favor companies with lower economic sensitivity in areas such as health care.

Key new positions added during the fourth quarter include AmTrust Financial Services (1.71%) and Ralcorp Holdings (1.57%). Amtrust is a diversified property/casualty insurer with niche businesses in workers’ compensation, extended warranties for consumer products, and commercial lines such as liability insurance. The stock had pulled back from midyear highs and, in our view, presented an attractive valuation for a company with, what we believe, a solid underwriting track record and strong growth prospects. Ralcorp is a packaged-foods company focused primarily on breakfast cereal. We purchased the stock after Ralcorp announced that it would acquire the Post cereal brand from Kraft Foods (0.00%).

Outlook

We remain close to benchmark-neutral in most sectors, consistent with our bottom-up investment process that emphasizes the merits of individual stocks rather than trying to predict sector-level or macroeconomic shifts. Also, in keeping with our mission to provide a broadly diversified core small-cap fund, we own stocks across the style spectrum from value to growth.

In recent quarters we found an abundance of investment opportunities among growth stocks, whether in high-growth sectors such as technology and health care or in traditionally value-oriented sectors such as industrials and financials. As 2007 drew to a close, we took profits on a number of these growth stocks, as share prices met or exceeded our price targets. Examples include quick-service Mexican restaurant Chipotle (0.00%) and aircraft seating and interior systems manufacturer BE Aerospace (0.00%). New positions such as Ralcorp and Amtrust tended on balance to be in companies we believe to have less aggressive growth prospects and correspondingly lower valuations along with good earnings visibility in an increasingly uncertain economic environment.

Thank you for your investment in the RS Small Cap Core Equity Fund and for your ongoing support. We strive for investment excellence to reward the confidence you have shown in us.

Sincerely

Matthew P. Ziehl

Portfolio Manager

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As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Small cap investing entails special risks. Small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

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RS Small Cap Core Equity Fund (continued)

Total Net Assets: $163,555,829	Data as of December 31, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Targa Resources Partners LP	3.67%
Quanex Corp.	2.54%
Digital Realty Trust, Inc.	2.45%
Psychiatric Solutions, Inc.	2.43%
Jack in the Box, Inc.	2.11%
Knoll, Inc.	2.06%
EnPro Industries, Inc.	2.04%
Netlogic Microsystems, Inc.	2.04%
Savient Pharmaceuticals, Inc	2.01%
FactSet Research Systems, Inc.	1.98%
Total	23.33%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	05/01/97
without sales charge		4.84%	6.96%	15.00%	7.03%	9.66%
with maximum sales charge		-0.12%	5.24%	13.89%	6.51%	9.17%
Class B Shares	05/06/97
without sales charge		3.84%	5.86%	13.87%	6.05%	8.33%
with sales charge		1.56%	5.46%	13.76%	6.05%	8.33%
Class C Shares	08/07/00
without sales charge		4.00%	5.99%	13.89%	—	3.13%
with sales charge		3.24%	5.99%	13.89%	—	3.13%
Class K Shares	05/15/01
without sales charge		4.36%	6.57%	14.63%	—	7.67%
Class Y Shares†	05/01/07
without sales charge		—	—	—	—	-3.61%
Russell 2000® Index[3]		-1.57%	6.80%	16.25%	7.08%	9.09%
					Since Class A share inception

†	RS Small Cap Core Equity Fund Class Y shares “since inception” return is not annualized and represents cumulative total return.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.26%, Class B 2.38%, Class C 2.21%, Class K 1.59%, and Class Y 0.97%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	17

RS Small Cap Core Equity Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and Class B shares of RS Small Cap Core Equity Fund and in the Russell 2000® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (08/07/00), Class K shares (05/15/01), and Class Y shares (05/01/07) would have the following values as of December 31, 2007: $12,560 (Class C), $16,331 (Class K), and $9,639 (Class Y). While Class B, Class C, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.26%, Class B 2.38%, Class C 2.21%, Class K 1.59%, and Class Y 0.97%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com

18	Call 1.800.766.FUND

RS Core Equity Fund

Portfolio Manager

Manind V. Govil

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Fund Philosophy

Seeks long-term capital appreciation.

Investment Process

We seek investment opportunities across the entire market spectrum, from growth stocks to value stocks. In our view “growth,” “value,” and “core” represent a continuum of investing rather than opposing or incompatible strategies. We do not employ preset hurdles for earnings growth or limits on valuation metrics; rather we look for stocks that we believe are mispriced relative to a company’s underlying fundamental prospects, creating an opportunity where potential reward significantly outweighs risk.

Intensive fundamental research is the cornerstone of our investment process, which involves a willingness to question consensus. Key elements of our research process include judging the skill, track record, and integrity of a company’s management as well as analyzing the company’s market share and profitability trends vs. peer companies.

We use a bottom-up investment process to invest in what we believe are the best individual stock opportunities within key market sectors. We also apply a risk-controlled portfolio construction process. As fundamental investors we use rigorous quantitative tools to help us screen a vast large-cap universe and highlight potentially mispriced securities as well as to manage our portfolio. Then our team of sector managers analyzes the fundamentals and the valuations of these individual companies to assess their risk/reward profiles and decide whether to recommend particular stocks for the Fund.

Performance

The RS Core Equity Fund (Class A Shares) returned 0.41% during the fourth quarter of 2007 vs. a return of -3.33% for the benchmark S&P 500® Index3. For the year, the Fund returned 14.78% vs. 5.49% for the index. Good stock selection was the primary source of the Fund’s outperformance relative to the benchmark, with the winners outpacing the losers across a range of industries.

Portfolio Review

During the fourth quarter, the Fund’s top contributors to performance included MasterCard (3.01% of Fund assets at 12/31/07) and Gilead Sciences (1.52%). The largest detractors from fourth quarter returns were Celgene (1.73%) and AMR Corp. (0.97%).

MasterCard was our top contributor for the second straight year. During the fourth quarter we trimmed the position into continued strength, but are maintaining a significant holding as the stock price is still well below our long-term price target.

Gilead Sciences is a biopharmaceutical company focused on developing and marketing anti-infective drugs for a variety of indications, including HIV. HIV product sales were particularly strong in the third quarter, helping propel the stock higher during October.

Biotechnology company Celgene had been a strong contributor to third quarter returns, but it dropped sharply during the fourth quarter on concerns about competition for its myeloma drug Revlimid. We believe the sharp sell-off is overdone, and we maintain our position.

AMR Corp. (more familiarly known as American Airlines) was among our weakest performers in both the fourth quarter and for the year, largely due to the relentless upward pressure in fuel prices that pressured the whole industry. We are, however, encouraged by what we think are the company’s solid fundamentals and believe that the long-term prospects remain favorable for American Airlines. We continue to hold this stock.

The technology sector performed well throughout the year and was a source of positive returns. We took gains in Apple (0.00%), Google (0.00%), and Corning (0.00%), and exited our positions.

Despite the challenges within the financial sector during 2007, the Fund outperformed in this area. In financials,

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RS Core Equity Fund (continued)

we added to existing positions in Chubb (2.56%) and People’s United Financial (3.24%).

As we wrote in our third quarter letter, Chubb is an insurance company that operates in niche areas and we think it enjoys an information advantage in its niches. We believe these factors enable Chubb to enjoy better pricing than the typical insurance company.

People’s United is a broadly diversified banking company located in Fairfield County, Connecticut. We think it operates within an attractive geographical and demographic profile and in our view it has demonstrated a long track record of tight credit standards and excellent customer service to both its commercial and retail customers. The company’s stock traded down along with other banks through mid-December, and we took advantage of price weakness to add to our position.

Outlook

As a core offering, the RS Core Equity Fund seeks to deliver solid long-term results across the range of market environments. We believe that over long periods of time, a consistent focus on fundamental research and disciplined stock selection is key to building solid investment results.

In our recent letters, we discussed that we were finding an abundance of attractive investment opportunities among traditional growth companies. We saw that valuations of growth and value companies had been converging for several quarters. This trend appears to have stalled, and may even be reversing somewhat, at least for the companies we follow closely. As a result, we have made several adjustments to the Fund’s holdings. This is best illustrated by our moves in the technology sector, where we took profits in several winners to reinvest in solid but slower-growing companies in the financial and industrial sectors, where we believe valuations have become quite attractive.

That said, we operate from the bottom-up and do not strategically target companies based on the market’s classifications of whether they are growth or value stocks. We search for mispriced securities, where our estimates of current or future company value are not currently reflected in the company’s stock price. In choosing new investments, we favor companies that we expect to grow market share while maintaining profit margins.

We wish to emphasize that we hold ourselves to the highest standards of professionalism and integrity for the benefit of our shareholders, with whom we invest alongside. Thank you for your investment in the RS Core Equity Fund and for your ongoing support. We appreciate your confidence in us.

Sincerely

Manind V. Govil

Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

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Total Net Assets: $886,860,283	Data as of December 31, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Halliburton Co.	4.15%
The AES Corp.	3.33%
Nokia Oyj, ADR	3.27%
Abbott Laboratories	3.26%
AT&T, Inc.	3.25%
People’s United Financial, Inc., L.P.	3.24%
Enterprise Products Partners	3.12%
General Electric Co.	3.05%
MasterCard, Inc., Class A	3.01%
Waste Management, Inc.	2.99%
Total	32.67%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

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RS Core Equity Fund (continued)

Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	06/01/72
without sales charge		14.78%	11.70%	12.23%	3.46%	12.92%
with maximum sales charge		9.34%	9.91%	11.14%	2.96%	12.77%
Class B Shares	05/01/96
without sales charge		13.76%	10.61%	11.14%	2.49%	6.13%
with sales charge		10.76%	10.06%	11.01%	2.49%	6.13%
Class C Shares	08/07/00
without sales charge		13.93%	10.60%	11.03%	—	-3.11%
with sales charge		12.93%	10.60%	11.03%	—	-3.11%
Class K Shares	05/15/01
without sales charge		14.38%	11.27%	11.84%	—	2.85%
Class Y Shares†	05/01/07
without sales charge		—	—	—	—	6.19%
S&P 500® Index[3]		5.49%	8.62%	12.83%	5.91%	11.07%
					Since Class A share inception††

†	RS Core Equity Fund Class Y shares “since inception” return is not annualized and represents cumulative total return.

††	Since inception performance of the index is measured from 5/31/72, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and B shares of RS Core Equity Fund and in the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (08/07/00), Class K shares (05/15/01), and Class Y shares (05/01/07) would have the following values as of December 31, 2007: $7,915 (Class C), $12,047 (Class K), and $10,619 (Class Y). While Class B, Class C, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.94%, Class B 1.99%, Class C 2.02%, Class K 1.28%, and Class Y 0.59%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com

22	Call 1.800.766.FUND

RS Equity Dividend Fund

Portfolio Manager

Raymond Annello, CFA

Investment Style

Core Holding: Long term growth and income.

Fund Philosophy

Seeks current income and long-term capital appreciation.

Investment Process

We seek investment opportunities in all market capitalizations across the entire market spectrum, from growth stocks to value stocks so long as the security has an income component. Dividend-paying stocks, preferred stock, and securities convertible into common stock comprise the investable universe. The goal is to invest at least 80% of the Fund in dividend-paying equity securities with a focus on U.S. companies.

We search for well-positioned dividend-paying companies that have the financial flexibility to grow earnings, which we believe, should lead to rising dividends and capital appreciation over time. Dividend growth is a key aspect of our philosophy. When we invest in a stock, our expectation is that the company can sustain its current dividend payments while grow them over time.

We use a bottom-up investment process to invest in what we believe are the best individual stock opportunities within key market sectors. We also apply a risk-controlled portfolio construction process segmenting our holdings into three main categories:

•	Dividend Centric

•	Cyclical

•	Non-Cyclical

We seek attractive valuations adjusted for risk in each of these categories. Our team of sector managers analyzes the fundamentals and the valuations of these individual companies to assess their risk/reward profiles and decide whether to recommend particular stocks for the Fund.

Performance

Equity markets were challenging in the fourth quarter as investors ran for safety following the unfolding of subprime issues and the deteriorating outlook for the economy. During the fourth quarter the RS Equity Dividend Fund (Class A Shares) had a return of -6.20% return vs. a return of -6.17% for the benchmark Dow Jones Dividend Index3. From its inception on July 31, 2007, through December 31, 2007, the Fund’s return is -4.42% vs. a return of -3.30% for the benchmark.

Portfolio Review

During the quarter, there was a wide divergence between the best and worst performing sectors in the index. Financials (down 15% for the quarter within the benchmark) continued to plummet as bad housing loans and synthetic financial instruments continue to take their toll on balance sheets. We think the fundamental outlook remains poor with lending standards tightening in a softening economy. In our view this outlook also helped knock down consumer discretionary (down 12.2%). Investors were less valuation sensitive in utilities (up 5.6%) and consumer staples (up 4.6%) as lowering risk profiles were paramount in what we believe could be a period of further economic contraction. Simplistically, we think there was a “flight to safety.”

We benefited from our underweight in financials, but this was offset by underperformance from our underweight in utilities. During the fourth quarter our holdings in real estate investment trusts (REITs) detracted from performance.

Master limited partnerships (MLPs) were a source of positive performance, rebounding from last quarter’s decline. Targa Resources Partners (5.35% of assets as of 12/31/07), Kinder Morgan Energy Partners (1.49%), and Enterprise Products Partners (4.24%) contributed solid returns in the group. All three companies participate in U.S. energy infrastructure growth, including interstate and intrastate pipelines, storage, gathering pipelines and processing equipment. In general they have projects that move gas and oil products to areas of demand from areas of (growing) supply. We believe these companies have paths to dividend growth, reasonable valuations, and access to capital, which has become more difficult in this market environment.

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RS Equity Dividend Fund (continued)

Brookdale Senior Living (3.32%) detracted from fourth quarter returns. The price decline in Brookdale was due to reduced expectations. We believe Brookdale to be a top company in the growing senior living business, and it remains a large holding in the Fund despite recent weakness. We like its strategy of adding new therapy and home health services along with new units at existing facilities.

Changes to the Fund

We made some significant changes to the portfolio during the fourth quarter. Our intent was to reduce portfolio risk in what feels like a challenging 2008, with a weakening economy and rising credit spreads, leading earnings estimates to decline. We seek to position the portfolio to have easier achievable earnings and dividend growth and less market and earnings execution risk.

We rotated some of our small-cap allocations to higher capitalization positions. The Dow Jones Dividend Index, which rebalances once per year each December, went in the opposite direction, rotating toward small-cap stocks. We believe this is attributable to the index being overly driven by dividend yields and past growth. It’s also worth noting that financials make up approximately 49% of the index vs. 42% at September 30.

We also shifted our sector positioning adding to non-cyclicals, funded through the sale of some of our cyclicals especially financials. We generally maintained our exposure to dividend centric stocks but, within the group, added to our MLP position and reduced our REIT position. We think that MLPs should be more defensive given their exposure to the U.S. energy infrastructure. We think REITs, on the other hand, have indirect exposure to further cyclical weakness as their operating tenets tend to be directly exposed. Our sense is that the low interest rate environment is positive for dividend-centric stocks, especially MLPs, while the uncertainty of the depth of the earnings contraction is a negative for cyclicals.

During the fourth quarter, we either added to or initiated positions in companies that we believe can grow through a general economic contraction due to longer-

term secular growth considerations. In the current environment, strong cash flow and balance sheets have become even more important to us.

Outlook

We have become more cautious about equity markets due to our concerns about tightening lending standards at banks at the same time consumers are showing signs of stress. In the financial markets, we believe there are other ominous signs, with a widening of credit spreads and a contraction of operating earnings.

Banks have tightened lending standards in the aftermath of the subprime crisis which has caused significant write-downs by many financial institutions. Many prognosticators think that there is much more to come. This comes at the same time house prices are falling. Mortgage equity withdrawals, which may have fueled past consumer spending, have decreased. Consumer stress is showing up at the retail level as many retailers have shown negative same-store sales recently. We are also concerned about rising gas prices and unemployment levels.

Credit market spreads have widened, especially for below-investment-grade issues, as investors require more return given the perception of rising investment risk. Our sector analysts generally believe that earnings estimates will fall as fourth quarter numbers are reported over the next two months and companies reset guidance.

Although we are cautious, we believe that the RS Equity Dividend Fund is well positioned for this choppy environment. We believe that volatility will continue at elevated levels until there is more certainty that the earnings contraction is contained.

Thank you for your investment in the RS Equity Dividend Fund. We look forward to reporting to you in the future.

Sincerely,

Raymond Anello

Portfolio Manager

24	Call 1.800.766.FUND

Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

www.RSinvestments.com	25

RS Equity Dividend Fund (continued)

Total Net Assets: $8,760,989	Data as of December 31, 2007

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Targa Resources Partners, L.P.	5.35%
AT&T, Inc.	4.36%
Enterprise Products Partners, L.P.	4.24%
Halliburton Co.	3.91%
Waste Management, Inc.	3.68%
Medtronic, Inc.	3.33%
Brookdale Senior Living Inc.	3.32%
The Boeing Co.	3.24%
Abbott Laboratories	3.17%
Lincoln National Corporation	2.91%
Total	37.51%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3	The Dow Jones U.S. Select Dividend Index measures the total return of 100 leading U.S. dividend-paying companies. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

26	Call 1.800.766.FUND

Performance Update As of 12/31/07

	Inception Date	Since Inception
Class A Shares	7/31/07
without sales charge		-4.42%
with maximum sales charge		-8.97%
Class C Shares	7/31/07
without sales charge		-4.66%
with sales charge		-5.60%
Class K Shares	7/31/07
without sales charge		-4.44%
Class Y Shares	7/31/07
without sales charge		-4.15%
Dow Jones U.S. Select Dividend Index[3]
		-3.30%
Russell 3000® Index[4]
		1.62%

4

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $182.6 million to $386.9 billion. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in Class A, Class C, Class K, and Class Y shares of RS Equity Dividend Fund, the Dow Jones U.S. Select Dividend Index, and the Russell 3000® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge 4.75% that an investor may pay when purchasing Class A shares of the Fund. While Class C and K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares. For Class C shares, a contingent deferred sales charge of 1.0% was imposed at the end of the period.

Performance quoted is for a very short time period and should not be used as the basis for an investment decision. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.40%, Class C 2.15%, Class K 1.85%, and Class Y 1.12%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	27

RS S&P 500 Index Fund

Co-Portfolio Managers

Jonathan C. Jankus

Stewart M. Johnson

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Fund Philosophy

To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500®”), which emphasizes securities issued by large U.S. companies.

Investment Process

The Fund normally invests at least 95% of the Fund’s net assets (plus the amount, if any, of borrowings by the Fund for investment purposes) in the stocks of companies included in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 common stocks selected by Standard & Poor’s as representative of a broad range of industries within the U.S. economy, including foreign securities. It is comprised primarily of stocks issued by large capitalization companies. The Index is often considered to be the performance benchmark for U.S. stock market performance in general. While the Fund seeks to replicate the performance of the Index, there is no assurance that the Fund will track the performance of the Index exactly.

Performance

For the quarter ended December 31, 2007, the RS S&P 500 Index Fund’s return was -3.48%. The Fund’s objective is to track the returns of the S&P 500 Index3, which returned -3.33% over the same period in spite of a 1.59% increase in October. The Fund matched the -3.48% average return achieved by 187 funds in the Lipper universe with an S&P 500 Index objective. The S&P 500 Index is a theoretical portfolio of 500 blue chip stocks, the return of which is computed as though the stocks were purchased and the Index subsequently rebalanced without any trading costs or fund expenses. For the year ended December 31, 2007, the Fund’s return was 4.86% compared with 5.49% return for the S&P 500 Index.

Portfolio Review

In the third quarter, we were concerned about continuing weakness in the subprime mortgage loan market and the effect that tightening credit requirements might have on an already weakened housing market. News of large hedge fund losses added fuel to the fire, and market volatility soared. To the relief of many, the Federal Reserve Board cut its discount rate twice (in August and September) and cut the federal funds rate by a healthy 0.50%, bringing it to 4.75%.

In the fourth quarter, the federal funds rate was reduced by a further 0.50% to 4.25%, but to no avail. Consensus expectations for 2008 gross domestic product growth continued to plummet to just above 2.00%, compared to nearly 3.00% at the beginning of the year. Simultaneously, corporate profit growth expectations for 2008 declined from 6.00% at the beginning of the year to just 2.40%.

Outlook

We will continue to manage the portfolio so as to be substantially fully invested in stocks, attempt to match the S&P 500 Index and keep trading costs to a minimum.

We believe most signs indicate continuing modest economic growth, which we hope will continue to sustain corporate profits at modestly positive levels. A risk on the horizon is the extent to which corporate interest rates will rise in the near term due to concerns about credit quality; in our view, it is not at all clear that all of the bad news is out regarding corporate portfolio holdings. Crude oil prices are nearly double where they were a year ago. Rate reductions by the Fed seek to calm the markets, but the Fed’s flexibility could be limited going forward. In addition, weak housing data seems to indicate continuing declines in home prices, which we believe may lead to a decline in consumer confidence.

On a relative basis at least, consensus expectations for U.S. gross domestic product growth are still above that for Japan or Europe. Unfortunately, inflation expectations are higher than for Japan and Europe as well. The volatility in the currency markets has reflected this mixed picture. Add to this the uncertainty of an election year in which neither party has a clear frontrunner, and we have the recipe for an extremely interesting year ahead.

28	Call 1.800.766.FUND

RS S&P 500 Index Fund (continued)

On balance we remain optimistic, thanks primarily to low interest rates, but cautiously so.

We thank you for your continued support.

Jonathan C. Jankus	Stewart M. Johnson
Co-Portfolio Manager	Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

www.RSinvestments.com	29

RS S&P 500 Index Fund (continued)

Total Net Assets: $171,258,005	Data as of December 31, 2007

Sector Allocation vs. U.S. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Exxon Mobil Corp.	3.94%
General Electric Co.	2.90%
Microsoft Corp.	2.21%
AT&T, Inc.	1.93%
The Procter & Gamble Co.	1.76%
Chevron Corp.	1.51%
Johnson & Johnson	1.48%
Bank of America Corp.	1.40%
Apple, Inc.	1.30%
Cisco Systems, Inc.	1.26%
Total	19.69%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

30	Call 1.800.766.FUND

Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	Since Inception
Class A Shares	08/07/00
without sales charge		4.86%	8.06%	12.21%	1.16%
with maximum sales charge		1.72%	6.96%	11.51%	0.75%
Class B Shares	08/07/00
without sales charge		4.00%	7.25%	11.37%	0.34%
with sales charge		1.00%	6.67%	11.24%	0.34%
Class C Shares	08/07/00
without sales charge		4.02%	7.25%	11.34%	0.32%
with sales charge		3.02%	7.25%	11.34%	0.32%
Class K Shares	05/15/01
without sales charge		4.40%	7.63%	11.73%	2.83%
S&P 500® Index[3]		5.49%	8.62%	12.83%	1.61%
				Since Class A share inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class A, Class B, and Class C shares of RS S&P 500 Index Fund, and in the S&P 500® Index. The starting point of $9,700 for Class A shares reflects the current maximum sales charge of 3.00% that an investor may pay when purchasing Class A shares of the Fund. A hypothetical $10,000 investment made upon the commencement of offering Class K shares (05/15/01) would have the following value as of December 31, 2007: $12,032. While Class B, Class C, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian S&P 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.70%, Class B 1.71%, Class C 1.74%, and Class K 1.14%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.00%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	31

RS Asset Allocation Fund

Co-Portfolio Managers

Jonathan C. Jankus

Stewart M. Johnson

Fund Philosophy

Long-term total investment return consistent with moderate investment risk. Total investment return consists of income and changes in the market value of the Fund’s investments.

Investment Process

The Fund allocates its assets among three broad asset classes: U.S. common stocks and convertible securities; investment grade bonds and other debt securities; and cash and money market instruments. The Fund currently operates primarily as a “fund of funds” by investing in other Funds of RS Investment Trust. Guardian Investor Services LLC uses its own theoretical models to evaluate information about the economy and the markets to provide “signals” for portfolio allocations. Distribution by asset classes fluctuates from a “neutral position” of 60% allocated to equity and 40% allocated to debt; however, there are no percentage limitations on the amount to be allocated to any asset class.

Performance

For the year ended December 31, 2007, the RS Asset Allocation Fund’s return was 4.82%, which lagged the 6.22% return of its not-quite-passive composite benchmark (60% of which is represented by the S&P 500® Index2 and 40% by the Lehman Brothers Aggregate Bond Index3 rebalanced monthly without expenses or trading costs) by 1.40%.

This setback occurred entirely during the fourth quarter, during which the Fund’s return of -2.45% fell 1.65% behind the benchmark’s return of -0.80%.

Portfolio Review

Stock market returns were negative, with the S&P 500 Index earning a total return of -3.33% during the fourth quarter in spite of a 1.59% increase in October.

During the third quarter, we were concerned about continuing weakness in the sub-prime mortgage loan market and the effect that tightening credit requirements might have on an already weakened housing market.

News of large hedge fund losses added fuel to the fire and market volatility soared. To the relief of many, the Federal Reserve Board cut its discount rate twice (in August and September) and cut the federal funds rate by a healthy 0.50%, bringing it to 4.75%.

In the fourth quarter, the federal funds rate was reduced by a further 0.50% to 4.25% but to no avail. Consensus expectations for 2008 gross domestic product growth continued to plummet to just above 2.00%, compared to nearly 3.00% at the beginning of the year. Simultaneously, corporate profit growth expectations for 2008 declined from 6.00% at the beginning of the year to just 2.40%.

Our model is value-oriented in that it looks at quantitative measures of relative value between the stock and government bond markets. We have been overweighted in stocks compared to the composite benchmark and have held no bonds at all due to their low yields. During the fourth quarter, not only did stocks decline but bonds rallied due to declining economic growth expectations (in particular, the Lehman Brothers Aggregate Bond Index increased by 3.00% during the fourth quarter). This has happened before in non-value-oriented markets. Using the S&P/Citigroup indices as an example, during the fourth quarter of 2007 value stocks underperformed growth stocks by over 4.00%. We feel our models have tended to work best when value investments have outperformed growth investments, which has been the case, on average, in the past.

Outlook

We believe most signs indicate continuing modest economic growth, which we hope will continue to sustain corporate profits at modestly positive levels. A risk on the horizon is the extent to which corporate interest rates will rise in the near term due to concerns about credit quality; in our view, it is not at all clear that all of the bad news is out with regard to corporate portfolio holdings. Crude oil prices are nearly double where they were a year ago. Rate reductions by the Fed seek to calm the markets, but the Fed’s flexibility could be limited going forward. In addition, weak housing data seems to indicate continuing declines in home prices, which we believe may lead to a decline in consumer confidence.

On a relative basis at least, consensus expectations for U.S. gross domestic product growth are still above that

32	Call 1.800.766.FUND

for Japan or Europe. Unfortunately, inflation expectations are higher than for Japan and Europe as well. The volatility in the currency markets has reflected this mixed picture. Add to this the uncertainty of an election year in which neither party has a clear frontrunner, and we have the recipe for an extremely interesting year ahead.

On balance we remain optimistic, thanks primarily to low interest rates. Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, has us invested nearly 100% in stocks. This compares with our “neutral” position of 60% stocks and

40% bonds. We believe that our quantitative model continues to reflect our disciplined approach.

We intend to stay the course and we thank you for your continued support.

Jonathan C. Jankus Co-Portfolio Manager	Stewart M. Johnson Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund primarily invests in equity securities and therefore exposes you to the general risks of investing in stock markets.

Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

www.RSinvestments.com	33

RS Asset Allocation Fund (continued)

Total Net Assets: $117,000,755	Data as of December 31, 2007

Portfolio Composition by Asset Class[1]

1	The investment allocation in the pie charts reflect the true economic impact of the portfolio composition, rather than its accounting treatment, which is shown in the Fund’s Schedule of Investments. Cash includes short-term investments and net other assets and liabilities.

Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	02/16/93
without sales charge		4.82%	7.26%	11.63%	5.34%	8.56%
with maximum sales charge		-0.19%	5.53%	10.55%	4.83%	8.21%
Class B Shares	05/01/96
without sales charge		4.06%	6.38%	10.66%	4.45%	6.75%
with sales charge		1.06%	5.79%	10.53%	4.45%	6.75%
Class C Shares	08/07/00
without sales charge		4.11%	6.34%	10.56%	—	1.26%
with sales charge		3.11%	6.34%	10.56%	—	1.26%
Class K Shares	05/15/01
without sales charge		4.40%	6.85%	11.18%	—	3.39%
Custom Index: 60% S&P 500® Index[2],		6.22%	7.07%	9.51%	6.26%	9.13%
40% Lehman Brothers Aggregate Bond Index[3]					Since Class A share inception
S&P 500® Index[2]		5.49%	8.62%	12.83%	5.91%	10.59%
					Since Class A share inception
Lehman Brothers Aggregate Bond Index[3]		6.97%	4.56%	4.42%	5.97%	6.35%
					Since Class A share inception

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	The Lehman Brothers Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Asset Allocation Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.86%, Class B 2.74%, Class C 2.82%, and Class K 2.16%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

34	Call 1.800.766.FUND

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and Class B shares of RS Asset Allocation Fund, the Lehman Brothers Aggregate Bond Index, the S&P 500® Index, and a custom index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge 4.75% that an investor may pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (08/07/00) and Class K shares (05/15/01) would have the following values as of December 31, 2007: $10,970 (Class C) and $12,474 (Class K). While Class B, Class C, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Asset Allocation Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.86%, Class B 2.74%, Class C 2.82%, and Class K 2.16%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	35

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/01/07-12/31/07	Expense Ratio During Period 07/01/07-12/31/07
Based on Actual Return
RS Small Cap Core Equity Fund
	Class A	$1,000.00	$939.30	$6.06	1.24%
	Class B	$1,000.00	$934.30	$10.49	2.15%
	Class C	$1,000.00	$935.00	$9.74	2.00%
	Class K	$1,000.00	$936.80	$7.83	1.60%
	Class Y	$1,000.00	$941.20	$4.89	1.00%
RS Core Equity Fund
	Class A	$1,000.00	$1,005.10	$4.75	0.94%
	Class B	$1,000.00	$1,001.00	$9.03	1.79%
	Class C	$1,000.00	$1,001.80	$8.59	1.70%
	Class K	$1,000.00	$1,003.40	$6.47	1.28%
	Class Y	$1,000.00	$1,006.40	$3.72	0.74%
RS Equity Dividend Fund(a)
	Class A	$1,000.00	$955.80	$6.85	1.67%
	Class C	$1,000.00	$953.40	$8.72	2.13%
	Class K	$1,000.00	$955.60	$7.38	1.80%
	Class Y	$1,000.00	$958.50	$3.45	0.84%
RS S&P 500 Index Fund
	Class A	$1,000.00	$982.90	$2.66	0.53%
	Class B	$1,000.00	$978.50	$6.39	1.28%
	Class C	$1,000.00	$978.50	$6.39	1.28%
	Class K	$1,000.00	$980.40	$4.65	0.93%
RS Asset Allocation Fund
	Class A	$1,000.00	$990.90	$1.79	0.36%
	Class B	$1,000.00	$987.70	$5.77	1.15%
	Class C	$1,000.00	$988.00	$5.46	1.09%
	Class K	$1,000.00	$988.80	$4.10	0.82%

36	Call 1.800.766.FUND

		Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/01/07-12/31/07	Expense Ratio During Period 07/01/07-12/31/07
Based on Hypothetical Return (5% Return Before Expenses)
RS Small Cap Core Equity Fund
	Class A	$1,000.00	$1,018.96	$6.31	1.24%
	Class B	$1,000.00	$1,014.35	$10.93	2.15%
	Class C	$1,000.00	$1,015.13	$10.15	2.00%
	Class K	$1,000.00	$1,017.12	$8.15	1.60%
	Class Y	$1,000.00	$1,020.17	$5.09	1.00%
RS Core Equity Fund
	Class A	$1,000.00	$1,020.47	$4.78	0.94%
	Class B	$1,000.00	$1,016.18	$9.10	1.79%
	Class C	$1,000.00	$1,016.63	$8.65	1.70%
	Class K	$1,000.00	$1,018.75	$6.52	1.28%
	Class Y	$1,000.00	$1,021.50	$3.75	0.74%
RS Equity Dividend Fund(a)
	Class A	$1,000.00	$1,013.96	$7.05	1.67%
	Class C	$1,000.00	$1,012.03	$8.98	2.13%
	Class K	$1,000.00	$1,013.41	$7.60	1.80%
	Class Y	$1,000.00	$1,017.44	$3.55	0.84%
RS S&P 500 Index Fund
	Class A	$1,000.00	$1,022.52	$2.71	0.53%
	Class B	$1,000.00	$1,018.75	$6.52	1.28%
	Class C	$1,000.00	$1,018.75	$6.52	1.28%
	Class K	$1,000.00	$1,020.51	$4.74	0.93%
RS Asset Allocation Fund
	Class A	$1,000.00	$1,023.41	$1.82	0.36%
	Class B	$1,000.00	$1,019.40	$5.86	1.15%
	Class C	$1,000.00	$1,019.71	$5.55	1.09%
	Class K	$1,000.00	$1,021.08	$4.17	0.82%

*	Expenses are equal to the Fund’s annualized expense ratio, as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half-year period).

(a)	Commencement of operations was 07/31/07. Expenses are equal to the Fund’s annualized expense ratio, excluding organization and offering costs, as indicated, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the period).

www.RSinvestments.com	37

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38	Call 1.800.766.FUND

Financial Information

Year Ended December 31, 2007

Schedule of Investments – RS Small Cap Core Equity Fund

December 31, 2007	Shares	Value

Common Stocks – 98.5%
Aerospace & Defense – 2.5%
AAR Corp.(1)	71,600	$2,722,948
Ladish Co., Inc.(1)	32,000	1,382,080

		4,105,028
Biotechnology – 5.5%
Achillion Pharmaceuticals, Inc.(1)	50,600	252,494
AspenBio Pharma, Inc.(1)	169,100	1,474,552
Human Genome Sciences, Inc.(1)	84,300	880,092
Keryx Biopharmaceuticals, Inc.(1)	102,200	858,480
Omrix Biopharmaceuticals, Inc.(1)	34,100	1,184,634
Progenics Pharmaceuticals, Inc.(1)	55,000	993,850
Savient Pharmaceuticals, Inc.(1)	143,200	3,289,304

		8,933,406
Capital Markets – 1.4%
Apollo Investment Corp.	129,555	2,208,913

		2,208,913
Chemicals – 1.3%
Cytec Industries, Inc.	35,000	2,155,300

		2,155,300
Commercial Banks – 3.5%
East West Bancorp, Inc.	52,800	1,279,344
Hancock Holding Co.	31,500	1,203,300
IBERIABANK Corp.	33,200	1,552,100
PrivateBancorp, Inc.	53,500	1,746,775

		5,781,519
Commercial Services & Supplies – 5.1%
Fuel Tech, Inc.(1)	49,400	1,118,910
Knoll, Inc.	204,600	3,361,578
LECG Corp.(1)	120,900	1,820,754
TrueBlue, Inc.(1)	138,100	1,999,688

		8,300,930
Communications Equipment – 4.5%
Arris Group, Inc.(1)	245,500	2,450,090
Blue Coat Systems, Inc.(1)	62,300	2,047,801
Foundry Networks, Inc.(1)	161,200	2,824,224

		7,322,115
Computers & Peripherals – 0.5%
3PAR, Inc.(1)	64,237	822,234

		822,234
Diversified Consumer Services – 1.9%
Bright Horizons Family Solutions, Inc.(1)	49,900	1,723,546
Capella Education Co.(1)	22,200	1,453,212

		3,176,758
Diversified Telecommunication Services – 1.8%
PAETEC Holding Corp.(1)	307,570	2,998,807

		2,998,807
Electrical Equipment – 1.7%
Regal-Beloit Corp.	63,400	2,849,830

		2,849,830
Food Products – 2.9%
B&G Foods, Inc., Class A	218,820	2,234,152
Ralcorp Holdings, Inc.(1)	42,200	2,565,338

		4,799,490
Health Care Equipment & Supplies – 6.5%
Immucor, Inc.(1)	64,700	2,199,153
Micrus Endovascular Corp.(1)	120,400	2,369,472

December 31, 2007	Shares	Value

Health Care Equipment & Supplies – (continued)
Natus Medical, Inc.(1)	55,500	$1,073,925
NuVasive, Inc.(1)	69,600	2,750,592
Volcano Corp.(1)	173,770	2,173,863

		10,567,005
Health Care Providers & Services – 5.2%
HMS Holdings Corp.(1)	53,200	1,766,772
Pediatrix Medical Group, Inc.(1)	41,200	2,807,780
Psychiatric Solutions, Inc.(1)	122,200	3,971,500

		8,546,052
Health Care Technology – 1.0%
Allscripts Healthcare Solutions, Inc.(1)	86,200	1,674,004

		1,674,004
Hotels, Restaurants & Leisure – 3.9%
Jack in the Box, Inc.(1)	133,900	3,450,603
Panera Bread Co., Class A(1)	36,300	1,300,266
Papa John’s International, Inc.(1)	74,500	1,691,150

		6,442,019
Information Technology Services – 3.6%
CACI International, Inc., Class A	62,100	2,780,217
NeuStar, Inc., Class A(1)	108,400	3,108,912

		5,889,129
Insurance – 3.3%
AmTrust Financial Services, Inc.	203,200	2,798,064
Hanover Insurance Group, Inc.	55,400	2,537,320

		5,335,384
Internet & Catalog Retail – 1.3%
FTD Group, Inc.	159,960	2,060,285

		2,060,285
Internet Software & Services – 1.7%
TheStreet.com, Inc.	178,400	2,840,128

		2,840,128
Life Sciences Tools & Services – 1.2%
Sequenom, Inc.(1)	196,700	1,878,485

		1,878,485
Machinery – 3.3%
EnPro Industries, Inc.(1)	109,000	3,340,850
Gardner Denver, Inc.(1)	63,700	2,102,100

		5,442,950
Metals & Mining – 4.4%
Century Aluminum Co.(1)	56,500	3,047,610
Quanex Corp.	80,200	4,162,380

		7,209,990
Oil, Gas & Consumable Fuels – 7.1%
GeoMet, Inc.(1)	214,100	1,113,320
SemGroup Energy Partners, L.P.	92,890	2,678,018
Targa Resources Partners, L.P.	202,590	6,000,716
Teekay LNG Partners, L.P.	58,500	1,735,695

		11,527,749
Real Estate Investment Trusts – 9.0%
Anthracite Capital, Inc.	250,560	1,814,054
CapLease, Inc.	226,740	1,909,151
Chimera Investment Corp.	113,407	2,027,717
Digital Realty Trust, Inc.	104,540	4,011,200
Gramercy Capital Corp.	82,800	2,012,868
Healthcare Realty Trust, Inc.	115,900	2,942,701

		14,717,691

The accompanying notes are an integral part of these financial statements.

40	Call 1.800.766.FUND

December 31, 2007	Shares	Value
Semiconductors & Semiconductor Equipment – 4.4%
Atheros Communications(1)	54,400	$1,661,376
Netlogic Microsystems, Inc.(1)	103,400	3,329,480
Silicon Motion Technology Corp., ADR(1)(2)	122,000	2,169,160

		7,160,016
Software – 6.1%
Ansoft Corp.(1)	95,800	2,476,430
Blackboard, Inc.(1)	50,200	2,020,550
FactSet Research Systems, Inc.	58,100	3,236,170
Informatica Corp.(1)	92,300	1,663,246
SuccessFactors, Inc.(1)	45,450	537,219

		9,933,615
Specialty Retail – 1.4%
The Gymboree Corp.(1)	36,600	1,114,836
The Men’s Wearhouse, Inc.	41,400	1,116,972

		2,231,808
Trading Companies & Distributors – 2.5%
Genesis Lease Ltd., ADR(2)	88,100	1,652,756
WESCO International, Inc.(1)	62,200	2,465,608

		4,118,364

Total Common Stocks (Cost $160,871,997)		161,029,004

	Shares	Value
Other Investments – For Trustee
Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(3)	6	251
RS Emerging Growth Fund, Class Y(3)	26	1,039
RS Emerging Markets Fund, Class A(3)	9	253
RS Equity Dividend Fund, Class Y(3)	2	20
RS Global Natural Resources Fund, Class Y(3)	84	3,179
RS Growth Fund, Class Y(3)	61	879
RS Investment Quality Bond Fund, Class A(3)	2	20
RS Investors Fund, Class Y(3)	158	1,519
RS MidCap Opportunities Fund, Class Y(3)	49	694
RS Partners Fund, Class Y(3)	29	891
RS S&P 500 Index Fund, Class A(3)	2	20
RS Smaller Company Growth Fund, Class Y(3)	28	569
RS Value Fund, Class Y(3)	21	554

Total Other Investments (Cost $10,267)		9,888

	Shares	Value
Short-Term Investments – 1.5%
Federated Prime Obligations Fund, Class B(4)	2,451,402	2,451,402

Total Short-Term Investment (Cost $2,451,402)		2,451,402

Total Investments – 100.0% (Cost $163,333,666)		163,490,294

Other Assets, Net – 0.0%		65,535

Total Net Assets – 100.0%		$163,555,829

(1)	Non income-producing security.
(2)	ADR – American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	41

Schedule of Investments – RS Core Equity Fund

December 31, 2007	Shares	Value

Common Stocks – 98.2%
Aerospace & Defense – 4.7%
General Dynamics Corp.	168,900	$15,030,411
The Boeing Co.	301,100	26,334,206

		41,364,617
Airlines – 1.0%
AMR Corp.(1)	615,590	8,636,728

		8,636,728
Biotechnology – 4.7%
Celgene Corp.(1)	332,100	15,346,341
Cephalon, Inc.(1)	179,600	12,888,096
Gilead Sciences, Inc.(1)	293,500	13,503,935

		41,738,372
Capital Markets – 2.8%
The Goldman Sachs Group, Inc.	113,900	24,494,195

		24,494,195
Commercial Services & Supplies – 3.0%
Waste Management, Inc.	811,400	26,508,438

		26,508,438
Communications Equipment – 5.3%
Nokia Oyj, ADR(2)	754,400	28,961,416
QUALCOMM, Inc.	448,300	17,640,605

		46,602,021
Computers & Peripherals – 1.3%
EMC Corp.(1)	642,300	11,901,819

		11,901,819
Construction & Engineering – 1.1%
KBR, Inc.(1)	253,800	9,847,440

		9,847,440
Consumer Finance – 1.1%
American Express Co.	114,400	5,951,088
AmeriCredit Corp.(1)	270,300	3,457,137

		9,408,225
Diversified Financial Services – 3.6%
Interactive Brokers Group, Inc., Class A(1)	435,880	14,087,641
JPMorgan Chase & Co.	409,500	17,874,675

		31,962,316
Diversified Telecommunication Services – 3.2%
AT&T, Inc.	694,097	28,846,671

		28,846,671
Electronic Equipment & Instruments – 0.5%
Tyco Electronics Ltd.	112,575	4,179,910

		4,179,910
Energy Equipment & Services – 4.1%
Halliburton Co.	970,300	36,784,073

		36,784,073
Food Products – 4.3%
Campbell Soup Co.	567,900	20,291,067
General Mills, Inc.	308,200	17,567,400

		37,858,467
Health Care Equipment & Supplies – 2.6%
Covidien Ltd.	200,675	8,887,896
Medtronic, Inc.	282,300	14,191,221

		23,079,117

December 31, 2007	Shares	Value

Health Care Providers & Services – 2.6%
DaVita, Inc.(1)	190,200	$10,717,770
Medco Health Solutions, Inc.(1)	124,600	12,634,440

		23,352,210
Hotels, Restaurants & Leisure – 2.7%
McDonald’s Corp.	414,400	24,412,304

		24,412,304
Household Durables – 2.5%
D.R. Horton, Inc.	281,000	3,700,770
Newell Rubbermaid, Inc.	699,500	18,103,060

		21,803,830
Independent Power Producers & Energy Traders – 3.3%
The AES Corp.(1)	1,380,600	29,531,034

		29,531,034
Industrial Conglomerates – 4.0%
General Electric Co.	729,400	27,038,858
Tyco International Ltd.	222,500	8,822,125

		35,860,983
Information Technology Services – 5.5%
Accenture Ltd., Class A	215,900	7,778,877
Fidelity National Information Services, Inc.	199,017	8,277,117
MasterCard, Inc., Class A	124,000	26,684,800
Western Union Co.	245,800	5,968,024

		48,708,818
Insurance – 7.1%
Aon Corp.	506,500	24,154,985
The Chubb Corp.	415,900	22,699,822
W. R. Berkley Corp.	540,200	16,103,362

		62,958,169
Internet Software & Services – 0.9%
eBay, Inc.(1)	234,000	7,766,460

		7,766,460
Media – 2.3%
Grupo Televisa S.A., ADR(2)	506,000	12,027,620
The McGraw-Hill Companies, Inc.	183,500	8,039,135

		20,066,755
Oil, Gas & Consumable Fuels – 7.9%
Chevron Corp.	188,100	17,555,373
Devon Energy Corp.	123,900	11,015,949
Enterprise Products Partners, L.P.	868,610	27,691,287
Kinder Morgan Energy Partners, L.P.	260,200	14,048,198

		70,310,807
Pharmaceuticals – 4.7%
Abbott Laboratories	515,400	28,939,710
Wyeth	292,900	12,943,251

		41,882,961
Software – 0.7%
VMware, Inc., Class A(1)	72,200	6,136,278

		6,136,278
Specialty Retail – 1.8%
The Home Depot, Inc.	593,800	15,996,972

		15,996,972
Thrifts & Mortgage Finance – 4.7%
Freddie Mac	393,700	13,413,359
People’s United Financial, Inc.	1,613,100	28,713,180

		42,126,539

The accompanying notes are an integral part of these financial statements.

42	Call 1.800.766.FUND

December 31, 2007	Shares	Value
Tobacco – 2.5%
Altria Group, Inc.	297,500	$22,485,050

		22,485,050
Wireless Telecommunication Services – 1.7%
America Movil SAB de C.V., ADR, Series L(2)	239,600	14,709,044

		14,709,044

Total Common Stocks (Cost $777,194,541)		871,320,623

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Emerging Growth Fund, Class Y(3)	122	4,988
RS Emerging Markets Fund, Class A(3)	43	1,181
RS Equity Dividend Fund, Class Y(3)	11	103
RS Global Natural Resources Fund, Class Y(3)	401	15,202
RS Growth Fund, Class Y(3)	289	4,166
RS Investment Quality Bond Fund, Class A(3)	11	103
RS Investors Fund, Class Y(3)	752	7,224
RS MidCap Opportunities Fund, Class Y(3)	231	3,282
RS Partners Fund, Class Y(3)	140	4,305
RS S&P 500 Index Fund, Class A(3)	10	103
RS Smaller Company Growth Fund, Class Y(3)	133	2,731
RS Value Fund, Class Y(3)	102	2,668

Total Other Investments (Cost $47,890)		46,056

	Shares	Value
Short-Term Investments – 1.8%
Federated Prime Obligations Fund, Class B(4)	15,894,501	15,894,501

Total Short-Term Investments (Cost $15,894,501)		15,894,501

Total Investments – 100.0% (Cost $793,136,932)		887,261,180

Other Liabilities, Net – 0.0%		(400,897)

Total Net Assets – 100.0%		$886,860,283

(1)	Non income-producing security.
(2)	ADR – American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	43

Schedule of Investments – RS Equity Dividend Fund

December 31, 2007	Shares	Value

Common Stocks – 98.9%
Aerospace & Defense – 3.2%
The Boeing Co.	3,250	$284,245

		284,245
Capital Markets – 2.3%
Bank of New York Mellon Corp.	4,090	199,428

		199,428
Commercial Banks – 8.5%
Comerica, Inc.	2,140	93,154
PNC Financial Services Group, Inc.	1,500	98,475
SunTrust Banks, Inc.	3,200	199,968
TCF Financial Corp.	7,090	127,124
The Colonial BancGroup, Inc.	7,500	101,550
U.S. Bancorp	3,870	122,834

		743,105
Commercial Services & Supplies – 3.7%
Waste Management, Inc.	9,860	322,126

		322,126
Communications Equipment – 3.9%
Nokia Oyj, ADR(1)	4,290	164,693
QUALCOMM, Inc.	4,490	176,682

		341,375
Diversified Financial Services – 2.0%
JPMorgan Chase & Co.	4,080	178,092

		178,092
Diversified Telecommunication Services – 4.4%
AT&T, Inc.	9,190	381,936

		381,936
Electric Utilities – 2.1%
Pepco Holdings, Inc.	6,290	184,486

		184,486
Electrical Equipment – 0.8%
Cooper Industries Ltd., Class A	1,290	68,215

		68,215
Energy Equipment & Services – 3.9%
Halliburton Co.	9,040	342,706

		342,706
Food & Staples Retailing – 2.8%
Sysco Corp.	3,760	117,350
The Kroger Co.	4,830	129,009

		246,359
Food Products – 3.7%
B&G Foods, Inc., Class A	12,750	130,178
General Mills, Inc.	2,790	159,030
Reddy Ice Holdings, Inc.	1,510	38,218

		327,426
Health Care Equipment & Supplies – 3.3%
Medtronic, Inc.	5,800	291,566

		291,566
Health Care Providers & Services – 3.3%
Brookdale Senior Living, Inc.	10,240	290,918

		290,918
Household Durables – 1.7%
Newell Rubbermaid, Inc.	5,800	150,104

		150,104

December 31, 2007	Shares	Value

Insurance – 5.5%
ACE Ltd.	2,180	$134,680
Lincoln National Corp.	4,380	255,004
The Chubb Corp.	1,640	89,511

		479,195
Multi-Utilities – 2.9%
OGE Energy Corp.	2,740	99,435
PG&E Corp.	970	41,797
Public Service Enterprise Group, Inc.	670	65,821
Wisconsin Energy Corp.	890	43,352

		250,405
Oil, Gas & Consumable Fuels – 20.8%
Enterprise Products Partners, L.P.	11,650	371,402
Hiland Holdings GP, L.P.	4,610	124,424
Hiland Partners, L.P.	2,870	145,078
Holly Corp.	4,610	234,603
Kinder Morgan Energy Partners, L.P.	2,410	130,116
Plains All American Pipeline, L.P.	2,560	133,120
SemGroup Energy Partners, L.P.	4,570	131,753
Targa Resources Partners, L.P.	15,820	468,588
Teekay LNG Partners, L.P.	2,750	81,593

		1,820,677
Pharmaceuticals – 3.2%
Abbott Laboratories	4,950	277,943

		277,943
Real Estate Investment Trusts – 6.7%
Anthracite Capital, Inc.	11,470	83,043
CapLease, Inc.	12,150	102,303
Chimera Investment Corp.	2,514	44,950
Digital Realty Trust, Inc.	3,960	151,945
Healthcare Realty Trust, Inc.	5,150	130,759
Simon Property Group, Inc.	890	77,305

		590,305
Specialty Retail – 1.4%
The Home Depot, Inc.	4,380	117,997

		117,997
Thrifts & Mortgage Finance – 2.9%
People’s United Financial, Inc.	14,290	254,362

		254,362
Trading Companies & Distributors – 3.3%
Babcock & Brown Air Ltd., ADR(1)(2)	9,430	171,721
Genesis Lease Ltd., ADR(1)	6,320	118,563

		290,284
Wireless Telecommunication Services – 2.6%
America Movil SAB de C.V., ADR, Series L(1)	3,760	230,826

		230,826

Total Common Stocks (Cost $8,755,068)		8,664,081
	Principal Amount	Value
Convertible Bonds – 0.6%
Biotechnology – 0.6%
Gilead Sciences, Inc. Convt. 0.625% due 5/1/2013	$35,000	46,988

		46,988

Total Convertible Bonds (Cost $38,150)		46,988

The accompanying notes are an integral part of these financial statements.

44	Call 1.800.766.FUND

December 31, 2007	Shares		Value
Short-Term Investments – 5.9%
Federated Prime Obligations Fund, Class B(3)	346,650		$346,650
SSgA Prime Money Market Fund(3)	172,650		172,650
Total Short-Term Investments (Cost $519,300)			519,300

	Shares		Value
Other Investments - For Trustee
Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(4)	—	(5)	4
RS Emerging Growth Fund, Class Y(4)	—	(5)	20
RS Emerging Markets Fund, Class A(4)	—	(5)	5
RS Global Natural Resources Fund, Class Y(4)	2		67
RS Growth Fund, Class Y(4)	1		12
RS Investment Quality Bond Fund, Class A(4)	—	(5)	1
RS Investors Fund, Class Y(4)	2		22
RS MidCap Opportunities Fund, Class Y(4)	1		9
RS Partners Fund, Class Y(4)	1		24
RS S&P 500 Index Fund, Class A(4)	—	(5)	1
RS Smaller Company Growth Fund, Class Y(4)	1		11
RS Value Fund, Class Y(4)	—	(5)	11
Total Other Investments (Cost $190)			187

Total Investments – 105.4% ($9,312,708)			9,230,556

Other Liabilities, Net – (5.4)%			(469,567)

Total Net Assets – 100.0%			$8,760,989

(1)	ADR — American Depositary Receipt.
(2)	Non income-producing security.
(3)	Money Market Fund registered under the Investment Company Act of 1940.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(5)	Rounds to less than one share.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	45

Schedule of Investments – RS S&P 500 Index Fund

December 31, 2007	Shares	Value

Common Stocks – 98.4%
Aerospace & Defense – 2.8%
General Dynamics Corp.	5,150	$458,299
Goodrich Corp.	1,543	108,951
Honeywell International, Inc.	9,524	586,393
L-3 Communications Holdings, Inc.	1,600	169,504
Lockheed Martin Corp.	4,304	453,039
Northrop Grumman Corp.	4,340	341,298
Precision Castparts Corp.	1,900	263,530
Raytheon Co.	5,329	323,470
Rockwell Collins, Inc.	1,845	132,785
The Boeing Co.	10,188	891,042
United Technologies Corp.	12,910	988,131

		4,716,442
Air Freight & Logistics – 0.9%
C.H. Robinson Worldwide, Inc.	2,300	124,476
Expeditors International of Washington, Inc.	2,700	120,636
FedEx Corp.	3,650	325,470
United Parcel Service, Inc., Class B	13,315	941,637

		1,512,219
Airlines – 0.1%
Southwest Airlines Co.	9,932	121,170

		121,170
Auto Components – 0.2%
Johnson Controls, Inc.	7,974	287,383
The Goodyear Tire & Rubber Co.(1)	2,865	80,850

		368,233
Automobiles – 0.3%
Ford Motor Co.(1)	28,459	191,529
General Motors Corp.	7,379	183,663
Harley-Davidson, Inc.	2,738	127,892

		503,084
Beverages – 2.3%
Anheuser-Busch Companies, Inc.	9,391	491,525
Brown-Forman Corp., Class B	690	51,136
Coca-Cola Enterprises, Inc.	2,564	66,741
Constellation Brands, Inc., Class A(1)	3,100	73,284
Molson Coors Brewing Co., Class B	1,050	54,201
Pepsi Bottling Group, Inc.	2,459	97,032
PepsiCo, Inc.	20,865	1,583,653
The Coca-Cola Co.	25,732	1,579,173

		3,996,745
Biotechnology – 1.1%
Amgen, Inc.(1)	14,458	671,430
Biogen Idec, Inc.(1)	3,922	223,240
Celgene Corp.(1)	5,000	231,050
Genzyme Corp.(1)	2,679	199,425
Gilead Sciences, Inc.(1)	11,900	547,519

		1,872,664
Building Products – 0.1%
Masco Corp.	3,583	77,429
Trane, Inc.	2,386	111,450

		188,879
Capital Markets – 2.9%
American Capital Strategies Ltd.	2,400	79,104
Ameriprise Financial, Inc.	3,230	178,005
Bear Stearns Companies, Inc.	1,689	149,054
E*TRADE Financial Corp.(1)	5,500	19,525
Federated Investors, Inc., Class B	1,600	65,856

December 31, 2007	Shares	Value

Capital Markets – (continued)
Franklin Resources, Inc.	2,001	$228,975
Janus Capital Group, Inc.	2,684	88,170
Legg Mason, Inc.	1,900	138,985
Lehman Brothers Holdings, Inc.	6,498	425,229
Merrill Lynch & Co., Inc.	10,954	588,011
Morgan Stanley	14,008	743,965
Northern Trust Corp.	2,595	198,725
State Street Corp.	4,614	374,657
T. Rowe Price Group, Inc.	3,456	210,401
The Charles Schwab Corp.	11,589	296,099
The Goldman Sachs Group, Inc.	5,166	1,110,948

		4,895,709
Chemicals – 1.8%
Air Products & Chemicals, Inc.	2,481	244,701
Ashland, Inc.	966	45,817
E.I. du Pont de Nemours and Co.	12,009	529,477
Eastman Chemical Co.	1,083	66,160
Ecolab, Inc.	2,453	125,618
Hercules, Inc.	1,497	28,967
International Flavors & Fragrances, Inc.	1,377	66,275
Monsanto Co.	7,372	823,379
PPG Industries, Inc.	2,174	152,680
Praxair, Inc.	3,832	339,937
Rohm and Haas Co.	1,534	81,409
Sigma-Aldrich Corp.	2,186	119,356
The Dow Chemical Co.	12,365	487,428

		3,111,204
Commercial Banks – 3.3%
Bank of New York Mellon Corp.	14,376	700,974
BB&T Corp.	6,963	213,555
Comerica, Inc.	1,548	67,384
Commerce Bancorp, Inc.	2,700	102,978
Fifth Third Bancorp	7,546	189,631
First Horizon National Corp.	1,245	22,597
Huntington Bancshares, Inc.	4,500	66,420
KeyCorp	4,965	116,429
M&T Bank Corp.	800	65,256
Marshall & Ilsley Corp.	3,714	98,347
National City Corp.	8,365	137,688
PNC Financial Services Group, Inc.	4,177	274,220
Regions Financial Corp.	8,267	195,515
SunTrust Banks, Inc.	4,376	273,456
Synovus Financial Corp.	4,926	118,618
U.S. Bancorp	22,704	720,625
Wachovia Corp.	24,357	926,297
Wells Fargo & Co.	43,974	1,327,575
Zions Bancorporation	1,438	67,140

		5,684,705
Commercial Services & Supplies – 0.4%
Allied Waste Industries, Inc.(1)	4,995	55,045
Avery Dennison Corp.	1,581	84,014
Cintas Corp.	1,525	51,270
Equifax, Inc.	2,052	74,611
Monster Worldwide, Inc.(1)	1,707	55,307
Pitney Bowes, Inc.	1,634	62,157
R.R. Donnelley & Sons Co.	2,723	102,766
Robert Half International, Inc.	2,547	68,871
Waste Management, Inc.	5,874	191,904

		745,945

The accompanying notes are an integral part of these financial statements.

46	Call 1.800.766.FUND

December 31, 2007	Shares	Value

Communications Equipment – 2.5%
Ciena Corp.(1)	900	$30,699
Cisco Systems, Inc.(1)	79,642	2,155,909
Corning, Inc.	19,997	479,728
JDS Uniphase Corp.(1)	2,954	39,288
Juniper Networks, Inc.(1)	6,800	225,760
Motorola, Inc.	28,425	455,937
QUALCOMM, Inc.	21,404	842,248
Tellabs, Inc.(1)	5,897	38,566

		4,268,135
Computers & Peripherals – 4.4%
Apple, Inc.(1)	11,269	2,232,163
Dell, Inc.(1)	29,626	726,133
EMC Corp.(1)	26,268	486,746
Hewlett-Packard Co.	33,898	1,711,171
International Business Machines Corp.	17,781	1,922,126
Lexmark International Group, Inc., Class A(1)	1,223	42,634
Network Appliance, Inc.(1)	4,802	119,858
QLogic Corp.(1)	1,398	19,852
SanDisk Corp.(1)	3,000	99,510
Sun Microsystems, Inc.(1)	10,208	185,071
Teradata Corp.(1)	2,058	56,410

		7,601,674
Construction & Engineering – 0.2%
Fluor Corp.	1,250	182,150
Jacobs Engineering Group, Inc.(1)	1,500	143,415

		325,565
Construction Materials – 0.1%
Vulcan Materials Co.	1,239	97,993

		97,993
Consumer Finance – 0.8%
American Express Co.	15,351	798,559
Capital One Financial Corp.	5,778	273,068
Discover Financial Services	7,004	105,621
SLM Corp.	5,901	118,846

		1,296,094
Containers & Packaging – 0.1%
Ball Corp.	1,626	73,170
Bemis Co., Inc.	1,504	41,180
Pactiv Corp.(1)	2,261	60,210
Sealed Air Corp.	2,362	54,657
Temple-Inland, Inc.	1,394	29,065

		258,282
Distributors – 0.1%
Genuine Parts Co.	2,486	115,102

		115,102
Diversified Consumer Services – 0.1%
Apollo Group, Inc., Class A(1)	1,845	129,427
H & R Block, Inc.	3,608	67,000

		196,427
Diversified Financial Services – 4.4%
Bank of America Corp.	58,201	2,401,373
CIT Group, Inc.	2,500	60,075
Citigroup, Inc.	64,862	1,909,537
CME Group, Inc.	700	480,200
Guaranty Financial Group, Inc.(1)	464	7,424
IntercontinentalExchange, Inc.(1)	900	173,250
JPMorgan Chase & Co.	44,453	1,940,374
Leucadia National Corp.	2,200	103,620

December 31, 2007	Shares	Value

Diversified Financial Services – (continued)
Moody’s Corp.	3,018	$107,743
NYSE Euronext	3,400	298,418

		7,482,014
Diversified Telecommunication Services – 3.2%
AT&T, Inc.	79,702	3,312,415
CenturyTel, Inc.	1,992	82,588
Citizens Communications Co.	3,419	43,524
Embarq Corp.	2,290	113,424
Qwest Communications International, Inc.(1)	23,023	161,391
Verizon Communications, Inc.	37,985	1,659,565
Windstream Corp.	6,011	78,263

		5,451,170
Electric Utilities – 2.6%
Allegheny Energy, Inc.	2,153	136,952
Ameren Corp.	2,971	161,058
American Electric Power, Inc.	5,384	250,679
CenterPoint Energy, Inc.	4,248	72,768
CMS Energy Corp.	2,596	45,118
Consolidated Edison, Inc.	3,075	150,214
Dominion Resources, Inc.	6,940	329,303
DTE Energy Co.	2,578	113,329
Duke Energy Corp.	15,080	304,164
Edison International	3,648	194,694
Entergy Corp.	2,618	312,903
Exelon Corp.	8,804	718,758
FirstEnergy Corp.	3,649	263,969
FPL Group, Inc.	5,314	360,183
Pepco Holdings, Inc.	2,500	73,325
Pinnacle West Capital Corp.	1,212	51,401
PPL Corp.	5,384	280,453
Progress Energy, Inc.	3,269	158,318
Southern Co.	9,246	358,282
TECO Energy, Inc.	2,624	45,159
Xcel Energy, Inc.	4,201	94,817

		4,475,847
Electrical Equipment – 0.5%
Cooper Industries Ltd., Class A	2,718	143,728
Emerson Electric Co.	9,928	562,521
Rockwell Automation, Inc.	2,045	141,023

		847,272
Electronic Equipment & Instruments – 0.3%
Agilent Technologies, Inc.(1)	4,582	168,343
Jabil Circuit, Inc.	2,226	33,991
Molex, Inc.	1,802	49,194
Tyco Electronics Ltd.	6,752	250,702

		502,230
Energy Equipment & Services – 2.5%
Baker Hughes, Inc.	4,364	353,920
BJ Services Co.	4,234	102,717
ENSCO International, Inc.	1,900	113,278
Halliburton Co.	11,980	454,162
Nabors Industries, Inc.(1)	3,684	100,905
National-Oilwell Varco, Inc.(1)	4,800	352,608
Noble Corp.	3,516	198,689
Rowan Companies, Inc.	1,317	51,969
Schlumberger Ltd.	15,406	1,515,488
Smith International, Inc.	2,700	199,395
Transocean, Inc.	3,778	540,821
Weatherford International Ltd.(1)	4,600	315,560

		4,299,512

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	47

Schedule of Investments – RS S&P 500 Index Fund (continued)

December 31, 2007	Shares	Value

Food & Staples Retailing – 2.3%
Costco Wholesale Corp.	5,459	$380,820
CVS Caremark Corp.	19,289	766,738
Safeway, Inc.	6,030	206,286
SUPERVALU, Inc.	2,959	111,022
Sysco Corp.	7,231	225,679
The Kroger Co.	9,600	256,416
Wal-Mart Stores, Inc.	31,052	1,475,901
Walgreen Co.	12,572	478,742
Whole Foods Market, Inc.	1,800	73,440

		3,975,044
Food Products – 1.4%
Archer-Daniels-Midland Co.	7,968	369,954
Campbell Soup Co.	3,369	120,374
ConAgra Foods, Inc.	5,128	121,995
Dean Foods Co.	1,700	43,962
General Mills, Inc.	4,546	259,122
H.J. Heinz Co.	3,523	164,454
Kellogg Co.	3,544	185,812
Kraft Foods, Inc., Class A	19,906	649,533
McCormick & Co., Inc.	1,968	74,607
Sara Lee Corp.	10,169	163,314
The Hershey Co.	1,820	71,708
Tyson Foods, Inc., Class A	3,000	45,990
Wm. Wrigley Jr. Co.	2,912	170,498

		2,441,323
Gas Utilities – 0.1%
Integrys Energy Group, Inc.	434	22,433
Nicor, Inc.	674	28,544
Questar Corp.	2,400	129,840

		180,817
Health Care Equipment & Supplies – 1.7%
Baxter International, Inc.	8,270	480,073
Becton, Dickinson and Co.	2,689	224,747
Boston Scientific Corp.(1)	16,418	190,941
C.R. Bard, Inc.	1,442	136,702
Covidien Ltd.	6,752	299,046
Hospira, Inc.(1)	2,380	101,483
Medtronic, Inc.	14,980	753,044
St. Jude Medical, Inc.(1)	4,634	188,326
Stryker Corp.	3,194	238,656
Varian Medical Systems, Inc.(1)	1,800	93,888
Zimmer Holdings, Inc.(1)	3,313	219,155

		2,926,061
Health Care Providers & Services – 2.4%
Aetna, Inc.	6,244	360,466
AmerisourceBergen Corp.	2,608	117,021
Cardinal Health, Inc.	4,558	263,225
CIGNA Corp.	3,763	202,186
Coventry Health Care, Inc.(1)	2,200	130,350
Express Scripts, Inc.(1)	3,460	252,580
Humana, Inc.(1)	2,389	179,916
Laboratory Corp. of America Holdings(1)	900	67,977
McKesson Corp.	3,885	254,506
Medco Health Solutions, Inc.(1)	3,311	335,735
Patterson Companies, Inc.(1)	1,800	61,110
Quest Diagnostics, Inc.	2,476	130,980
Tenet Healthcare Corp.(1)	6,941	35,260
UnitedHealth Group, Inc.	17,440	1,015,008
WellPoint, Inc.(1)	7,712	676,574

		4,082,894

December 31, 2007	Shares	Value

Health Care Technology – 0.0%
IMS Health, Inc.	3,317	$76,424

		76,424
Hotels, Restaurants & Leisure – 1.5%
Carnival Corp.	6,014	267,563
Darden Restaurants, Inc.	1,675	46,414
Harrah’s Entertainment, Inc.	2,649	235,099
International Game Technology	4,556	200,145
Marriott International, Inc., Class A	4,086	139,660
McDonald’s Corp.	16,021	943,797
Starbucks Corp.(1)	9,596	196,430
Starwood Hotels & Resorts Worldwide, Inc.	3,141	138,298
Wendy’s International, Inc.	1,623	41,938
Wyndham Worldwide Corp.	2,652	62,481
Yum! Brands, Inc.	7,268	278,147

		2,549,972
Household Durables – 0.5%
Black & Decker Corp.	1,127	78,495
Centex Corp.	1,384	34,960
D.R. Horton, Inc.	4,100	53,997
Fortune Brands, Inc.	2,219	160,567
Harman International Industries, Inc.	900	66,339
KB HOME	1,236	26,697
Leggett & Platt, Inc.	2,782	48,518
Lennar Corp., Class A	2,100	37,569
Newell Rubbermaid, Inc.	3,827	99,043
Pulte Homes, Inc.	2,692	28,374
Snap-On, Inc.	811	39,123
The Stanley Works	1,228	59,533
Whirlpool Corp.	1,060	86,528

		819,743
Household Products – 2.3%
Clorox Co.	1,690	110,137
Colgate-Palmolive Co.	6,248	487,094
Kimberly-Clark Corp.	5,404	374,713
The Procter & Gamble Co.	41,001	3,010,294

		3,982,238
Independent Power Producers & Energy Traders – 0.3%
Constellation Energy Group	2,535	259,914
Dynegy, Inc., Class A(1)	4,647	33,180
The AES Corp.(1)	8,032	171,804

		464,898
Industrial Conglomerates – 3.6%
3M Co.	8,994	758,374
General Electric Co.	133,866	4,962,413
Textron, Inc.	3,312	236,145
Tyco International Ltd.	6,752	267,717

		6,224,649
Information Technology Services – 0.8%
Affiliated Computer Services, Inc., Class A(1)	1,400	63,140
Automatic Data Processing, Inc.	6,779	301,869
Cognizant Technology Solutions Corp., Class A(1)	4,000	135,760
Computer Sciences Corp.(1)	2,251	111,357
Convergys Corp.(1)	1,682	27,686
Electronic Data Systems Corp.	4,904	101,660
Fidelity National Information Services, Inc.	2,300	95,657
Fiserv, Inc.(1)	1,689	93,722
Paychex, Inc.	5,110	185,084

The accompanying notes are an integral part of these financial statements.

48	Call 1.800.766.FUND

December 31, 2007	Shares	Value

Information Technology Services – (continued)
Unisys Corp.(1)	4,516	$21,361
Western Union Co.	10,405	252,633

		1,389,929
Insurance – 4.3%
ACE Ltd.	4,286	264,789
AFLAC, Inc.	5,959	373,212
Ambac Financial Group, Inc.	1,504	38,758
American International Group, Inc.	33,906	1,976,720
Aon Corp.	2,949	140,638
Assurant, Inc.	1,400	93,660
Cincinnati Financial Corp.	2,577	101,895
Genworth Financial, Inc., Class A	6,100	155,245
Lincoln National Corp.	3,365	195,910
Loews Corp.	5,753	289,606
Marsh & McLennan Companies, Inc.	7,535	199,452
MBIA, Inc.	1,715	31,951
MetLife, Inc.	9,597	591,367
Principal Financial Group, Inc.	3,216	221,389
Prudential Financial, Inc.	6,027	560,752
SAFECO Corp.	1,823	101,505
The Allstate Corp.	7,758	405,200
The Chubb Corp.	4,778	260,783
The Hartford Financial Services Group, Inc.	4,061	354,079
The Progressive Corp.	10,244	196,275
The Travelers Companies, Inc.	8,667	466,285
Torchmark Corp.	931	56,353
Unum Group	4,975	118,355
XL Capital Ltd., Class A	2,213	111,336

		7,305,515
Internet & Catalog Retail – 0.3%
Amazon.com, Inc.(1)	4,200	389,088
IAC/InterActiveCorp(1)	3,200	86,144

		475,232
Internet Software & Services – 1.9%
Akamai Technologies, Inc.(1)	2,200	76,120
eBay, Inc.(1)	15,112	501,568
Expedia, Inc.(1)	2,600	82,212
Google, Inc., Class A(1)	3,100	2,143,588
VeriSign, Inc.(1)	3,300	124,113
Yahoo! Inc.(1)	16,701	388,465

		3,316,066
Leisure Equipment & Products – 0.2%
Brunswick Corp.	1,223	20,852
Eastman Kodak Co.	4,324	94,566
Hasbro, Inc.	2,426	62,057
Mattel, Inc.	5,217	99,332

		276,807
Life Sciences Tools & Services – 0.4%
Applera Corp. - Applied Biosystems Group	2,619	88,837
Millipore Corp.(1)	653	47,787
PerkinElmer, Inc.	2,010	52,300
Thermo Fisher Scientific, Inc.(1)	5,968	344,234
Waters Corp.(1)	1,345	106,349

		639,507
Machinery – 1.9%
Caterpillar, Inc.	7,876	571,483
Cummins, Inc.	1,342	170,931
Danaher Corp.	3,276	287,436
Deere & Co.	6,060	564,307

December 31, 2007	Shares	Value

Machinery – (continued)
Dover Corp.	2,911	$134,168
Eaton Corp.	1,854	179,745
Illinois Tool Works, Inc.	5,742	307,427
Ingersoll-Rand Co. Ltd., Class A	3,306	153,630
ITT Corp.	2,512	165,892
PACCAR, Inc.	4,950	269,676
Pall Corp.	1,735	69,955
Parker Hannifin Corp.	2,523	190,007
Terex Corp.(1)	1,400	91,798
The Manitowoc Co., Inc.	1,600	78,128

		3,234,583
Media – 2.7%
CBS Corp., Class B	8,895	242,389
Clear Channel Communications, Inc.	5,560	191,931
Comcast Corp., Class A(1)	41,091	750,322
E.W. Scripps Co., Class A	1,400	63,014
Gannett Co., Inc.	3,365	131,235
Meredith Corp.	690	37,936
News Corp., Class A	29,400	602,406
Omnicom Group, Inc.	4,798	228,049
The DIRECTV Group, Inc.(1)	8,800	203,456
The Interpublic Group of Companies, Inc.(1)	5,651	45,830
The McGraw-Hill Companies, Inc.	4,432	194,166
The New York Times Co., Class A	2,319	40,652
The Walt Disney Co.	24,496	790,731
Time Warner, Inc.	47,218	779,569
Viacom, Inc., Class B(1)	7,695	337,964

		4,639,650
Metals & Mining – 1.0%
Alcoa, Inc.	11,496	420,179
Allegheny Technologies, Inc.	1,448	125,107
Freeport-McMoran Copper & Gold, Inc., Class B	5,035	515,785
Newmont Mining Corp.	6,319	308,557
Nucor Corp.	3,170	187,727
Titanium Metals Corp.	1,200	31,740
United States Steel Corp.	1,492	180,398

		1,769,493
Multi-Utilities – 0.5%
NiSource, Inc.	4,276	80,773
PG&E Corp.	5,044	217,346
Public Service Enterprise Group, Inc.	3,450	338,928
Sempra Energy	3,727	230,627

		867,674
Multiline Retail – 0.7%
Big Lots, Inc.(1)	1,561	24,960
Dillards, Inc., Class A	1,201	22,555
Family Dollar Stores, Inc.	1,700	32,691
J.C. Penney Co., Inc.	3,029	133,246
Kohl’s Corp.(1)	3,680	168,544
Macy’s, Inc.	5,936	153,564
Nordstrom, Inc.	2,774	101,889
Sears Holdings Corp.(1)	863	88,069
Target Corp.	10,845	542,250

		1,267,768
Office Electronics – 0.1%
Xerox Corp.	11,648	188,581

		188,581

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	49

Schedule of Investments – RS S&P 500 Index Fund (continued)

December 31, 2007	Shares	Value

Oil, Gas & Consumable Fuels – 10.2%
Anadarko Petroleum Corp.	6,052	$397,556
Apache Corp.	4,312	463,713
Chesapeake Energy Corp.	5,100	199,920
Chevron Corp.	27,634	2,579,081
ConocoPhillips	21,027	1,856,684
CONSOL Energy, Inc.	2,300	164,496
Devon Energy Corp.	5,842	519,412
El Paso Corp.	10,252	176,744
EOG Resources, Inc.	3,148	280,959
Exxon Mobil Corp.	72,080	6,753,175
Hess Corp.	3,616	364,710
Marathon Oil Corp.	9,168	557,965
Murphy Oil Corp.	2,600	220,584
Noble Energy, Inc.	2,300	182,896
Occidental Petroleum Corp.	10,442	803,930
Peabody Energy Corp.	3,700	228,068
Range Resources Corp.	2,000	102,720
Spectra Energy Corp.	8,940	230,831
Sunoco, Inc.	1,438	104,169
Tesoro Corp.	1,900	90,630
Valero Energy Corp.	7,400	518,222
Williams Companies, Inc.	7,907	282,912
XTO Energy, Inc.	6,457	331,657

		17,411,034
Paper & Forest Products – 0.3%
International Paper Co.	4,847	156,946
MeadWestvaco Corp.	2,831	88,610
Weyerhaeuser Co.	2,511	185,161

		430,717
Personal Products – 0.2%
Avon Products, Inc.	5,746	227,139
Estee Lauder Companies, Inc., Class A	1,900	82,859

		309,998
Pharmaceuticals – 6.2%
Abbott Laboratories	20,416	1,146,358
Allergan, Inc.	3,770	242,185
Barr Pharmaceuticals, Inc.(1)	1,600	84,960
Bristol-Myers Squibb Co.	25,523	676,870
Eli Lilly & Co.	12,827	684,833
Forest Laboratories, Inc.(1)	4,293	156,480
Johnson & Johnson	37,970	2,532,599
King Pharmaceuticals, Inc.(1)	3,608	36,946
Merck & Co., Inc.	28,162	1,636,494
Mylan Laboratories, Inc.	2,400	33,744
Pfizer, Inc.	90,292	2,052,337
Schering-Plough Corp.	20,381	542,950
Watson Pharmaceuticals, Inc.(1)	840	22,798
Wyeth	17,640	779,511

		10,629,065
Real Estate Investment Trusts – 1.0%
Apartment Investment & Management Co., Class A	1,513	52,546
AvalonBay Communities, Inc.	1,100	103,554
Boston Properties, Inc.	1,700	156,077
Developers Diversified Realty Corp.	1,700	65,093
Equity Residential	3,860	140,774
General Growth Properties, Inc.	3,300	135,894
Host Hotels & Resorts, Inc.	5,800	98,832
Kimco Realty Corp.	3,100	112,840
Plum Creek Timber Co., Inc.	2,659	122,420

December 31, 2007	Shares	Value

Real Estate Investment Trusts – (continued)
ProLogis	3,578	$226,774
Public Storage, Inc.	1,600	117,456
Simon Property Group, Inc.	2,960	257,106
Vornado Realty Trust	1,800	158,310

		1,747,676
Real Estate Management & Development – 0.0%
CB Richard Ellis Group, Inc., Class A(1)	2,600	56,030
Forestar Real Estate Group, Inc.(1)	464	10,946

		66,976
Road & Rail – 0.7%
Burlington Northern Santa Fe Corp.	3,863	321,517
CSX Corp.	6,074	267,135
Norfolk Southern Corp.	5,060	255,226
Ryder System, Inc.	810	38,078
Union Pacific Corp.	3,200	401,984

		1,283,940
Semiconductors & Semiconductor Equipment – 2.7%
Advanced Micro Devices, Inc.(1)	7,469	56,017
Altera Corp.	4,786	92,465
Analog Devices, Inc.	3,168	100,426
Applied Materials, Inc.	19,299	342,750
Broadcom Corp., Class A(1)	6,292	164,473
Intel Corp.	75,214	2,005,205
KLA-Tencor Corp.	2,341	112,743
Linear Technology Corp.	2,850	90,715
LSI Corp.(1)	8,583	45,576
MEMC Electronic Materials, Inc.(1)	3,000	265,470
Microchip Technology, Inc.	2,900	91,118
Micron Technology, Inc.(1)	9,730	70,542
National Semiconductor Corp.	4,636	104,959
Novellus Systems, Inc.(1)	2,577	71,048
NVIDIA Corp.(1)	7,180	244,264
Teradyne, Inc.(1)	2,493	25,778
Texas Instruments, Inc.	17,780	593,852
Xilinx, Inc.	3,539	77,398

		4,554,799
Software – 3.8%
Adobe Systems, Inc.(1)	7,500	320,475
Autodesk, Inc.(1)	3,050	151,768
BMC Software, Inc.(1)	2,899	103,320
CA, Inc.	6,048	150,898
Citrix Systems, Inc.(1)	2,659	101,069
Compuware Corp.(1)	5,272	46,815
Electronic Arts, Inc.(1)	3,546	207,122
Intuit, Inc.(1)	5,084	160,705
Microsoft Corp.	106,276	3,783,426
Novell, Inc.(1)	6,727	46,215
Oracle Corp.(1)	52,099	1,176,395
Symantec Corp.(1)	12,731	205,478

		6,453,686
Specialty Retail – 1.5%
Abercrombie & Fitch Co., Class A	1,200	95,964
AutoNation, Inc.(1)	1,589	24,884
AutoZone, Inc.(1)	433	51,921
Bed, Bath & Beyond, Inc.(1)	3,734	109,742
Best Buy Co., Inc.	5,034	265,040
Circuit City Stores, Inc.	1,629	6,842
GameStop Corp., Class A(1)	2,100	130,431
Limited Brands, Inc.	4,455	84,333

The accompanying notes are an integral part of these financial statements.

50	Call 1.800.766.FUND

December 31, 2007	Shares	Value

Specialty Retail – (continued)
Lowe’s Companies, Inc.	19,606	$443,488
Office Depot, Inc.(1)	3,930	54,666
OfficeMax, Inc.	954	19,710
RadioShack Corp.	1,965	33,130
Staples, Inc.	7,479	172,541
The Gap, Inc.	6,090	129,595
The Home Depot, Inc.	22,867	616,037
The Sherwin-Williams Co.	1,665	96,637
Tiffany & Co.	1,683	77,468
TJX Companies, Inc.	6,669	191,600

		2,604,029
Textiles, Apparel & Luxury Goods – 0.4%
Coach, Inc.(1)	4,800	146,784
Jones Apparel Group, Inc.	1,639	26,208
Liz Claiborne, Inc.	1,164	23,687
NIKE, Inc., Class B	5,012	321,971
Polo Ralph Lauren Corp.	900	55,611
VF Corp.	1,473	101,136

		675,397
Thrifts & Mortgage Finance – 0.7%
Countrywide Financial Corp.	7,754	69,321
Federal National Mortgage Association	12,954	517,901
Freddie Mac	8,895	303,052
Hudson City Bancorp, Inc.	7,200	108,144
MGIC Investment Corp.	1,232	27,634
Sovereign Bancorp, Inc.	5,355	61,047
Washington Mutual, Inc.	11,764	160,108

		1,247,207
Tobacco – 1.4%
Altria Group, Inc.	27,165	2,053,131
Reynolds American, Inc.	2,490	164,240
UST, Inc.	2,362	129,438

		2,346,809
Trading Companies & Distributors – 0.0%
W.W. Grainger, Inc.	944	82,619

		82,619
Wireless Telecommunication Services – 0.4%
American Tower Corp., Class A(1)	5,200	221,520
Sprint Nextel Corp.	36,919	484,746

		706,266

Total Common Stocks (Cost $137,090,606)		168,579,402

	Principal Amount	Value
U.S. Government Securities – 0.1%
U.S. Treasury Bills – 0.1%
United States Treasury Bill:
2.873% due 3/6/2008(2)	$30,000	29,844
2.98% due 2/21/2008(2)	20,000	19,916
3.058% due 2/28/2008(2)	20,000	19,901
3.17% due 2/14/2008(2)	100,000	99,613

		169,274

Total U.S. Government Securities (Cost $169,274)		169,274

December 31, 2007	Shares	Value

Other Investments - For Trustee
Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(3)	6	$251
RS Emerging Growth Fund, Class Y(3)	25	1,037
RS Emerging Markets Fund, Class A(3)	9	245
RS Equity Dividend Fund, Class Y(3)	2	20
RS Global Natural Resources Fund, Class Y(3)	84	3,168
RS Growth Fund, Class Y(3)	61	876
RS Investment Quality Bond Fund, Class A(3)	2	20
RS Investors Fund, Class Y(3)	158	1,521
RS MidCap Opportunities Fund, Class Y(3)	49	693
RS Partners Fund, Class Y(3)	29	883
RS Smaller Company Growth Fund, Class Y(3)	28	568
RS Value Fund, Class Y(3)	21	553

Total Other Investments (Cost $10,204)		9,835

	Principal Amount	Value
Repurchase Agreements – 1.4%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $2,404,541, due 1/2/2008, collateralized by FNMA, 6.02%, due 5/8/2017, with a value of $2,452,281	$2,404,000	2,404,000

Total Repurchase Agreements (Cost $2,404,000)		2,404,000

Total Investments – 99.9% (Cost $139,674,084)		171,162,511

Other Assets, Net – 0.1%		95,494

Total Net Assets – 100.0%		$171,258,005

(1)	Non income-producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Depreciation
Purchased Futures Contracts
S&P 500 INDEX	6	3/2008	$2,216	$(60,555)

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	51

Schedule of Investments – RS Asset Allocation Fund

December 31, 2007	Shares	Value

Common Stocks – 2.6%
Aerospace & Defense – 0.1%
Honeywell International, Inc.	536	$33,002
Lockheed Martin Corp.	246	25,894
Northrop Grumman Corp.	112	8,808
Raytheon Co.	424	25,737
The Boeing Co.	244	21,340
United Technologies Corp.	436	33,371

		148,152
Air Freight & Logistics – 0.0%
United Parcel Service, Inc., Class B	419	29,632

		29,632
Automobiles – 0.0%
Ford Motor Co.(1)	535	3,601
General Motors Corp.	338	8,413
Harley-Davidson, Inc.	319	14,900

		26,914
Beverages – 0.1%
Anheuser-Busch Cos., Inc.	338	17,691
PepsiCo, Inc.	367	27,855
The Coca-Cola Co.	195	11,967

		57,513
Biotechnology – 0.0%
Amgen, Inc.(1)	342	15,882
Biogen Idec, Inc.(1)	117	6,660

		22,542
Building Products – 0.0%
Masco Corp.	508	10,978

		10,978
Capital Markets – 0.1%
Ameriprise Financial, Inc.	194	10,691
Bank of New York Mellon Corp.	683	33,303
Lehman Brothers Holdings, Inc.	160	10,471
Merrill Lynch & Co., Inc.	210	11,273
Morgan Stanley	252	13,384
State Street Corp.	57	4,628
The Charles Schwab Corp.	48	1,226
The Goldman Sachs Group, Inc.	100	21,505

		106,481
Chemicals – 0.1%
E.I. du Pont de Nemours and Co.	335	14,770
Monsanto Co.	200	22,338
Rohm and Haas Co.	170	9,022
The Dow Chemical Co.	267	10,525

		56,655
Commercial Banks – 0.1%
BB&T Corp.	172	5,275
Fifth Third Bancorp	117	2,940
KeyCorp	310	7,270
U.S. Bancorp	712	22,599
Wachovia Corp.	492	18,711
Wells Fargo & Co.	1,100	33,209

		90,004
Commercial Services & Supplies – 0.0%
Cintas Corp.	307	10,321
Waste Management, Inc.	479	15,649

		25,970

December 31, 2007	Shares	Value

Communications Equipment – 0.1%
Cisco Systems, Inc.(1)	2,325	$62,938
Corning, Inc.	582	13,962
Motorola, Inc.	675	10,827
QUALCOMM, Inc.	568	22,351

		110,078
Computers & Peripherals – 0.1%
Dell, Inc.(1)	776	19,020
EMC Corp.(1)	886	16,417
Hewlett-Packard Co.	815	41,141
International Business Machines Corp.	100	10,810
Sun Microsystems, Inc.(1)	1,029	18,656

		106,044
Consumer Finance – 0.1%
American Express Co.	972	50,564
Capital One Financial Corp.	146	6,900
Discover Financial Services	126	1,900
SLM Corp.	165	3,323

		62,687
Diversified Financial Services – 0.1%
Bank of America Corp.	1,320	54,463
Citigroup, Inc.	1,073	31,589
JPMorgan Chase & Co.	466	20,341

		106,393
Diversified Telecommunication Services – 0.1%
AT&T, Inc.	1,948	80,959
Embarq Corp.	85	4,210
Verizon Communications, Inc.	1,071	46,792
Windstream Corp.	376	4,895

		136,856
Electric Utilities – 0.1%
Duke Energy Corp.	404	8,148
Exelon Corp.	250	20,410
FPL Group, Inc.	128	8,676
Progress Energy, Inc.	195	9,444
Southern Co.	100	3,875

		50,553
Electrical Equipment – 0.0%
Cooper Industries Ltd., Class A	200	10,576

		10,576
Electronic Equipment & Instruments – 0.0%
Tyco International Ltd.	81	3,212

		3,212
Energy Equipment & Services – 0.0%
Baker Hughes, Inc.	105	8,515
Schlumberger Ltd.	362	35,610

		44,125
Food & Staples Retailing – 0.0%
Safeway, Inc.	299	10,229
SUPERVALU, Inc.	152	5,703
The Kroger Co.	409	10,924
Wal-Mart Stores, Inc.	200	9,506

		36,362
Food Products – 0.1%
Archer-Daniels-Midland Co.	294	13,651
Campbell Soup Co.	321	11,469
ConAgra Foods, Inc.	162	3,854
General Mills, Inc.	128	7,296

The accompanying notes are an integral part of these financial statements.

52	Call 1.800.766.FUND

December 31, 2007	Shares	Value

Food Products – (continued)
H.J. Heinz Co.	224	$10,456
Kellogg Co.	212	11,115
Kraft Foods, Inc., Class A	426	13,900
The Hershey Co.	234	9,220
Wm. Wrigley Jr. Co.	61	3,572

		84,533
Health Care Equipment & Supplies – 0.1%
Baxter International, Inc.	328	19,040
Becton, Dickinson and Co.	22	1,839
Boston Scientific Corp.(1)	632	7,350
C.R. Bard, Inc.	272	25,786
Covidien Ltd.	81	3,587
Medtronic, Inc.	256	12,869
St. Jude Medical, Inc.(1)	184	7,478
Stryker Corp.	100	7,472
Zimmer Holdings, Inc.(1)	84	5,557

		90,978
Health Care Providers & Services – 0.0%
AmerisourceBergen Corp.	96	4,307
CIGNA Corp.	138	7,415
McKesson Corp.	78	5,110
Tenet Healthcare Corp.(1)	1,512	7,681
WellPoint, Inc.(1)	258	22,634

		47,147
Hotels, Restaurants & Leisure – 0.0%
Carnival Corp.	90	4,004
McDonald’s Corp.	551	32,459
Starbucks Corp.(1)	386	7,902
Wyndham Worldwide Corp.	159	3,746

		48,111
Household Products – 0.1%
Kimberly-Clark Corp.	55	3,814
The Procter & Gamble Co.	974	71,511

		75,325
Independent Power Producers & Energy Traders – 0.0%
The AES Corp.(1)	1,368	29,262

		29,262
Industrial Conglomerates – 0.1%
3M Co.	236	19,899
General Electric Co.	703	26,060
Tyco Electronics Ltd.	81	3,008

		48,967
Information Technology Services – 0.0%
Automatic Data Processing, Inc.	242	10,776
Electronic Data Systems Corp.	625	12,956
Paychex, Inc.	257	9,309
Western Union Co.	116	2,817

		35,858
Insurance – 0.1%
AFLAC, Inc.	153	9,582
American International Group, Inc.	615	35,854
Loews Corp.	258	12,988
Marsh & McLennan Companies., Inc.	164	4,341
MetLife, Inc.	100	6,162
The Allstate Corp.	208	10,864
The Chubb Corp.	362	19,758
The Progressive Corp.	512	9,810
The Travelers Cos., Inc.	387	20,821

		130,180

December 31, 2007	Shares	Value

Internet Software & Services – 0.0%
Yahoo! Inc.(1)	384	$8,932

		8,932
Leisure Equipment & Products – 0.0%
Eastman Kodak Co.	49	1,072
Mattel, Inc.	448	8,530

		9,602
Machinery – 0.0%
Caterpillar, Inc.	252	18,285
Deere & Co.	200	18,624

		36,909
Media – 0.1%
CBS Corp., Class B	374	10,192
Clear Channel Communications, Inc.	1,046	36,108
Comcast Corp., Class A(1)	925	16,890
Gannett Co., Inc.	29	1,131
The New York Times Co., Class A	495	8,677
The Walt Disney Co.	967	31,215
Time Warner, Inc.	1,112	18,359
Viacom, Inc., Class B(1)	374	16,426

		138,998
Metals & Mining – 0.0%
Alcoa, Inc.	264	9,649

		9,649
Multi-Utilities – 0.0%
Public Service Enterprise Group, Inc.	82	8,056

		8,056
Multiline Retail – 0.0%
Kohl’s Corp.(1)	202	9,252
Target Corp.	281	14,050

		23,302
Oil, Gas & Consumable Fuels – 0.3%
Anadarko Petroleum Corp.	412	27,064
Chevron Corp.	774	72,237
ConocoPhillips	578	51,037
El Paso Corp.	236	4,069
Exxon Mobil Corp.	1,900	178,011
Spectra Energy Corp.	202	5,216

		337,634
Personal Products – 0.0%
Avon Products, Inc.	100	3,953

		3,953
Pharmaceuticals – 0.2%
Allergan, Inc.	232	14,904
Bristol-Myers Squibb Co.	962	25,512
Eli Lilly & Co.	449	23,972
Johnson & Johnson	672	44,822
King Pharmaceuticals, Inc.(1)	279	2,857
Pfizer, Inc.	1,915	43,528
Schering-Plough Corp.	475	12,654

		168,249
Real Estate Investment Trusts – 0.0%
Plum Creek Timber Co., Inc.	483	22,237
Simon Property Group, Inc.	172	14,940

		37,177
Road & Rail – 0.0%
Burlington Northern Santa Fe Corp.	152	12,651
Union Pacific Corp.	100	12,562

		25,213

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	53

Schedule of Investments – RS Asset Allocation Fund (continued)

December 31, 2007	Shares	Value

Semiconductors & Semiconductor Equipment – 0.1%
Analog Devices, Inc.	54	$1,712
Applied Materials, Inc.	548	9,732
Broadcom Corp., Class A(1)	432	11,292
Intel Corp.	1,330	35,458
KLA-Tencor Corp.	448	21,576
Linear Technology Corp.	249	7,926
Micron Technology, Inc.(1)	702	5,090
Texas Instruments, Inc.	1,003	33,500

		126,286
Software – 0.1%
Adobe Systems, Inc.(1)	204	8,717
CA, Inc.	490	12,226
Microsoft Corp.	2,445	87,042
Symantec Corp.(1)	379	6,117

		114,102
Specialty Retail – 0.1%
Bed, Bath & Beyond, Inc.(1)	316	9,287
Best Buy Co., Inc.	100	5,265
Lowe’s Companies, Inc.	630	14,251
Staples, Inc.	648	14,949
The Gap, Inc.	247	5,256

		49,008
Textiles, Apparel & Luxury Goods – 0.0%
NIKE, Inc., Class B	710	45,610

		45,610
Thrifts & Mortgage Finance – 0.0%
Federal National Mortgage Association	350	13,993
Washington Mutual, Inc.	345	4,695

		18,688
Tobacco – 0.1%
Altria Group, Inc.	616	46,558
UST, Inc.	209	11,453

		58,011
Wireless Telecommunication Services – 0.0%
Sprint Nextel Corp.	410	5,383

		5,383

Total Common Stocks (Cost $2,670,598)		3,056,850

	Shares	Value
Mutual Funds – 91.9%
Funds – 91.9%
RS S&P 500 Index Fund, Class A(2)(3)	10,724,043	107,562,156

		107,562,156

Total Mutual Funds (Cost $93,627,461)		107,562,156

	Principal Amount	Value

U.S. Government Securities – 0.3%
U.S. Treasury Bills – 0.3%
United States Treasury Bill:
2.865% due 3/20/2008(4)	$300,000	298,114
3.112% due 3/27/2008(4)	30,000	29,777

		327,891

Total U.S. Government Securities (Cost $327,891)		327,891

December 31, 2007	Shares	Value

Other Investments - For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(5)	4	$173
RS Emerging Growth Fund, Class Y(5)	18	717
RS Emerging Markets Fund, Class A(5)	6	168
RS Equity Dividend Fund, Class Y(5)	1	14
RS Global Natural Resources Fund, Class Y(5)	58	2,191
RS Growth Fund, Class Y(5)	42	607
RS Investment Quality Bond Fund, Class A(5)	1	14
RS Investors Fund, Class Y(5)	110	1,055
RS MidCap Opportunities Fund, Class Y(5)	34	481
RS Partners Fund, Class Y(5)	20	608
RS S&P 500 Index Fund, Class A(5)	1	14
RS Smaller Company Growth Fund, Class Y(5)	19	393
RS Value Fund, Class Y(5)	15	382
Total Other Investments (Cost $7,071)		6,817

	Principal Amount	Value
Repurchase Agreements – 5.4%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $6,257,408, due 1/2/2008, collateralized by FNMA, 6.02%, due 5/8/2017, with a value of $6,386,044	$6,256,000	6,256,000
Total Repurchase Agreements (Cost $6,256,000)		6,256,000

Total Investments – 100.2% (Cost $102,889,021)		117,209,714

Other Liabilities, Net – (0.2)%		(208,959)

Total Net Assets – 100.0%		$117,000,755

(1)	Non income-producing security.
(2)	Affiliated issuer. See 3d in Notes to Financial Statements.
(3)	The RS S&P 500 Index Fund schedule of investments is included herein.
(4)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(5)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Depreciation
Purchased Futures Contracts
S&P 500 INDEX	16	3/2008	$5,909	$(161,480)

The accompanying notes are an integral part of these financial statements.

54	Call 1.800.766.FUND

Financial Information

Statement of Assets and Liabilities As of December 31, 2007

	RS Small Cap Core Equity	RS Core Equity	RS Equity Dividend	RS S&P 500 Index	RS Asset Allocation
Assets
Investments, at value	$163,490,294	$887,261,180	$9,230,556	$171,162,511	$9,647,558
Investments in affiliated issuer, at value	—	—	—	—	107,562,156
Cash and cash equivalents	—	—	261	236	740
Dividends/interest receivable	476,122	936,155	21,197	247,993	4,373
Due from adviser	—	—	9,233	—	—
Due from distributor	—	—	—	4,330	—
Receivable for fund shares subscribed	126,951	365,222	70,504	25,690	16,068
Prepaid expenses	1,667	6,444	18,154	1,340	918
Total Assets	164,095,034	888,569,001	9,349,905	171,442,100	117,231,813
Liabilities
Payable for investments purchased	1,717	8,617	547,757	1,696	1,173
Payable for fund shares redeemed	259,375	550,061	—	22,718	84,367
Payable to adviser	104,691	381,218	—	36,713	4,245
Payable to distributor	47,882	198,194	3,171	—	20,712
Deferred trustees’ compensation	9,888	47,205	187	9,851	6,817
Payable for variation margin	—	—	—	12,450	33,200
Accrued transfer agent fees	70,921	305,751	10,591	45,793	54,626
Accrued audit fee	22,518	84,269	7,800	22,866	17,713
Accrued printing expense	21,818	105,427	15,509	19,535	5,383
Accrued expenses/other liabilities	395	27,976	3,901	12,473	2,822
Total Liabilities	539,205	1,708,718	588,916	184,095	231,058
Total Net Assets	$163,555,829	$886,860,283	$8,760,989	$171,258,005	$117,000,755
Net Assets Consist of:
Paid-in capital	$163,100,958	$1,150,385,735	$9,258,030	$221,827,558	$150,977,428
Distributions on excess of net investment income	(9,888)	—	(78,105)	—	(1,299)
Accumulated undistributed net investment income	—	336,760	—	30,735	—
Accumulated net realized gain/(loss) from investments and futures contracts	308,131	(357,986,460)	(336,784)	(82,028,160)	(48,134,587)
Net unrealized appreciation/(depreciation) on investments and futures contracts	156,628	94,124,248	(82,152)	31,427,872	14,159,213
Total Net Assets	$163,555,829	$886,860,283	$8,760,989	$171,258,005	$117,000,755
Investments, at Cost, includes $93,627,461 of investments in affiliated issuer for RS Asset Allocation	$163,333,666	$793,136,932	$9,312,708	$139,674,084	$102,889,021
Pricing of Shares
Net Assets:
Class A	$129,796,062	$832,424,994	$3,077,160	$129,211,175	$82,504,148
Class B	5,992,335	28,114,440	—	11,975,663	10,931,247
Class C	10,966,255	11,441,073	1,856,350	10,618,140	10,019,092
Class K	16,639,488	14,047,489	1,793,002	19,453,027	13,546,268
Class Y	161,689	832,287	2,034,477	—	—
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	9,091,957	19,603,181	327,779	12,888,654	6,074,340
Class B	500,016	691,175	—	1,196,345	808,535
Class C	922,938	285,510	197,603	1,062,621	744,416
Class K	1,215,066	330,579	190,843	1,941,461	1,001,585
Class Y	11,406	19,630	216,561	—	—
Net Asset Value Per Share:
Class A	$14.28	$42.46	$9.39	$10.03	$13.58
Class B	11.98	40.68	—	10.01	13.52
Class C	11.88	40.07	9.39	9.99	13.46
Class K	13.69	42.49	9.40	10.02	13.52
Class Y	14.18	42.40	9.39	—	—
Sales Charge Class A (Load)	4.75%	4.75%	4.75%	3.00%	4.75%
Maximum Offering Price Per Class A Share	$14.99	$44.58	$9.86	$10.34	$14.26

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	55

Financial Information (continued)

Statement of Operations For the Year Ended December 31, 2007

	RS Small Cap Core Equity	RS Core Equity	RS Equity Dividend	RS S&P 500 Index	RS Asset Allocation
Investment Income
Interest	$131,753	$648,695	$8,086	$134,767	$275,458
Dividends	2,660,704	12,774,501	100,781	3,467,638	62,063
Dividends, affiliated issuer	—	—	—	—	1,707,441
Withholding taxes on foreign dividends	—	(68,012)	—	—	—
Total Investment Income	2,792,457	13,355,184	108,867	3,602,405	2,044,962
Expenses
Investment advisory fees	1,378,953	4,406,711	20,182	453,661	812,602
Distribution fees	666,979	2,580,318	15,472	705,542	539,048
Transfer agent fees	175,133	897,020	17,915	138,319	151,357
Custodian fees	65,704	136,403	11,679	90,099	66,787
Registration fees	61,385	65,717	11,401	71,517	56,405
Professional fees	46,775	167,679	8,066	49,845	34,762
Shareholder reports	55,193	245,920	1,720	65,430	35,319
Trustees’ fees and expenses	11,334	52,848	59	11,072	7,615
Insurance expense	6,985	33,277	—	7,071	5,067
Administrative service fees	14,611	69,769	451	14,228	9,835
Organization and offering costs	—	—	73,724	—	—
Other expense	1,631	5,989	116	709	583
Total Expenses	2,484,683	8,661,651	160,785	1,607,493	1,719,380
Less: Fee waiver by adviser/distributor	(19,486)	(37,462)	(63,639)	(391,420)	(1,056,787)
Less: Custody credits	(6,706)	(378)	—	(628)	(1,651)
Total Expenses, Net	2,458,491	8,623,811	97,146	1,215,445	660,942
Net Investment Income	333,966	4,731,373	11,721	2,386,960	1,384,020
Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Futures Contracts
Net realized gain/(loss) from investments	31,933,989	130,510,626	(289,114)	7,365,077	1,036
Net realized gain from investments in affiliated issuers	—	—	—	—	2,951,884
Net realized gain from futures contracts	—	—	—	59,576	218,242
Net change in unrealized appreciation/(depreciation) on investments	(23,620,240)	(15,371,426)	(82,152)	(794,512)	56,635
Net change in unrealized appreciation on investments in affiliated issuers	—	—	—	—	1,479,498
Net change in unrealized depreciation on futures contracts	—	—	—	(62,467)	(141,461)
Net Gain/(Loss) on Investments and Futures Contracts	8,313,749	115,139,200	(371,266)	6,567,674	4,565,834
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,647,715	$119,870,573	$(359,545)	$8,954,634	$5,949,854

The accompanying notes are an integral part of these financial statements.

56	Call 1.800.766.FUND

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Financial Information (continued)

Statement of Changes in Net Assets

	RS Small Cap Core Equity		RS Core Equity

	For the Year Ended 12/31/07	For the Year Ended 12/31/06	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Operations
Net investment income/(loss)	$333,966	$(736,375)	$4,731,373	$6,082,727
Net realized gain/(loss) from investments and futures contracts	31,933,989	15,424,517	130,510,626	115,816,069
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(23,620,240)	11,648,516	(15,371,426)	9,376,968
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,647,715	26,336,658	119,870,573	131,275,764
Distributions to Shareholders
Net investment income
Class A	(380,555)	—	(4,370,009)	(10,126,969)
Class B	—	—	—	—
Class C	—	—	—	—
Class K	—	—	(11,728)	(23,602)
Class Y	(446)	—	(6,850)	—
Net realized gain on investments
Class A	(30,544,066)	(10,862,126)	—	—
Class B	(1,636,754)	(727,710)	—	—
Class C	(2,962,554)	(870,075)	—	—
Class K	(4,018,956)	(1,100,706)	—	—
Class Y	(15,666)	—	—	—
Total Distributions	(39,558,997)	(13,560,617)	(4,388,587)	(10,150,571)
Capital Share Transactions
Proceeds from sales of shares	30,958,396	31,509,456	82,730,537	48,402,219
Reinvestment of distributions	38,603,542	13,289,670	4,207,976	9,781,749
Cost of shares redeemed	(52,794,804)	(46,903,928)	(161,482,303)	(214,454,142)
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	16,767,134	(2,104,802)	(74,543,790)	(156,270,174)
Net Increase/(Decrease) in Net Assets	(14,144,148)	10,671,239	40,938,196	(35,144,981)
Net Assets
Beginning of Period	177,699,977	167,028,738	845,922,087	881,067,068
End of Period	$163,555,829	$177,699,977	$886,860,283	$845,922,087
Distributions in Excess of Net Investment Income Included in Net Assets	$(9,888)	$(1,254)	$—	$—
Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$—	$336,760	$291,472
Other Information:
Shares
Sold	1,612,698	1,756,049	2,009,763	1,427,326
Reinvested	2,807,952	807,578	99,881	297,399
Redeemed	(2,774,006)	(2,718,737)	(3,978,783)	(17,143,328)
Net Increase/(Decrease)	1,646,644	(155,110)	(1,869,139)	(15,418,603)

The accompanying notes are an integral part of these financial statements.

58	Call 1.800.766.FUND

RS Equity Dividend	RS S&P 500 Index		RS Asset Allocation

For the Period Ended 12/31/07	For the Year Ended 12/31/07	For the Year Ended 12/31/06	For the Year Ended 12/31/07	For the Year Ended 12/31/06

$11,721	$2,386,960	$2,415,306	$1,384,020	$1,229,360
(289,114)	7,424,653	6,869,603	3,171,162	808,411

(82,152)	(856,979)	16,718,076	1,394,672	14,176,709

(359,545)	8,954,634	26,002,985	5,949,854	16,214,480

(35,386)	(2,053,150)	(1,992,352)	(1,158,796)	(1,908,226)
—	(92,629)	(80,483)	(48,224)	(171,770)
(18,831)	(83,352)	(72,613)	(70,375)	(111,388)
(20,758)	(204,035)	(183,841)	(133,230)	(219,985)
(30,546)	—	—	—	—

(14,304)	—	—	—	—
—	—	—	—	—
(9,416)	—	—	—	—
(9,085)	—	—	—	—
(9,348)	—	—	—	—
(147,674)	(2,433,166)	(2,329,289)	(1,410,625)	(2,411,369)

9,284,710	7,552,801	6,397,606	8,653,637	9,045,289
145,818	2,399,050	2,300,791	1,357,561	2,338,484
(162,320)	(27,914,855)	(34,748,392)	(26,986,481)	(33,371,097)
9,268,208	(17,963,004)	(26,049,995)	(16,975,283)	(21,987,324)
8,760,989	(11,441,536)	(2,376,299)	(12,436,054)	(8,184,213)

—	182,699,541	185,075,840	129,436,809	137,621,022
$8,760,989	$171,258,005	$182,699,541	$117,000,755	$129,436,809
$(78,105)	$—	$—	$(1,299)	$—
$—	$30,735	$110,565	$—	$26,261

934,063	745,199	710,225	634,983	710,235
15,288	240,690	250,566	100,592	250,566
(16,565)	(2,706,047)	(3,797,409)	(1,978,225)	(3,797,409)
932,786	(1,720,158)	(2,836,618)	(1,242,650)	(2,836,608)

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	59

Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period since each Fund’s share class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Small Cap Core Equity Fund (Class A)
Year ended 12/31/07	$17.90	$0.06	$0.75	$0.81	$(0.05)	$(4.38)	$(4.43)
Year ended 12/31/06	16.58	(0.05)	2.73	2.68	—	(1.36)	(1.36)
Year ended 12/31/05	19.40	(0.04)	(0.05)	(0.09)	—	(2.73)	(2.73)
Year ended 12/31/04	19.05	(0.12)	2.90	2.78	—	(2.43)	(2.43)
Year ended 12/31/03	13.30	(0.10)	5.85	5.75	—	—	—
RS Small Cap Core Equity Fund (Class B)
Year ended 12/31/07	$15.80	$(0.09)	$0.65	$0.56	$—	$(4.38)	$(4.38)
Year ended 12/31/06	14.94	(0.28)	2.50	2.22	—	(1.36)	(1.36)
Year ended 12/31/05	17.94	(0.25)	(0.02)	(0.27)	—	(2.73)	(2.73)
Year ended 12/31/04	17.93	(0.27)	2.71	2.44	—	(2.43)	(2.43)
Year ended 12/31/03	12.64	(0.24)	5.53	5.29	—	—	—
RS Small Cap Core Equity Fund (Class C)
Year ended 12/31/07	$15.68	$(0.03)	$0.61	$0.58	$—	$(4.38)	$(4.38)
Year ended 12/31/06	14.81	(0.18)	2.41	2.23	—	(1.36)	(1.36)
Year ended 12/31/05	17.80	(0.17)	(0.09)	(0.26)	—	(2.73)	(2.73)
Year ended 12/31/04	17.83	(0.26)	2.66	2.40	—	(2.43)	(2.43)
Year ended 12/31/03	12.59	(0.27)	5.51	5.24	—	—	—
RS Small Cap Core Equity Fund (Class K)
Year ended 12/31/07	$17.36	$(0.01)	$0.72	$0.71	$—	$(4.38)	$(4.38)
Year ended 12/31/06	16.16	(0.10)	2.66	2.56	—	(1.36)	(1.36)
Year ended 12/31/05	19.05	(0.07)	(0.09)	(0.16)	—	(2.73)	(2.73)
Year ended 12/31/04	18.79	(0.16)	2.85	2.69	—	(2.43)	(2.43)
Year ended 12/31/03	13.15	(0.14)	5.78	5.64	—	—	—
RS Small Cap Core Equity Fund (Class Y)
Period From 05/1/07[3] to 12/31/07[1]	$19.44	$0.12	$(0.88)	$(0.76)	$(0.12)	$(4.38)	$(4.50)

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.

60	Call 1.800.766.FUND

Net Asset Value, End of Period	Total Return[6]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$14.28	4.84%	$129,796	1.22%	1.22%	0.30%	0.30%	148%
17.90	16.90%	143,972	1.27%	1.27%	(0.28)%	(0.28)%	136%
16.58	(0.15)%	132,246	1.25%	1.25%	(0.20)%	(0.20)%	124%
19.40	14.74%	181,068	1.21%	1.21%	(0.67)%	(0.67)%	127%
19.05	43.23%	160,049	1.27%	1.27%	(0.67)%	(0.67)%	105%

$11.98	3.84%	$5,992	2.12%	2.12%	(0.61)%	(0.61)%	148%
15.80	15.63%	7,852	2.39%	2.39%	(1.43)%	(1.43)%	136%
14.94	(1.21)%	12,971	2.21%	2.21%	(1.19)%	(1.19)%	124%
17.94	13.76%	23,574	2.13%	2.13%	(1.59)%	(1.59)%	127%
17.93	41.85%	22,989	2.21%	2.21%	(1.61)%	(1.61)%	105%

$11.88	4.00%	$10,966	1.98%	1.98%	(0.46)%	(0.46)%	148%
15.68	15.84%	10,649	2.22%	2.22%	(1.22)%	(1.22)%	136%
14.81	(1.16)%	9,536	2.23%	2.23%	(1.13)%	(1.13)%	124%
17.80	13.62%	9,757	2.23%	2.23%	(1.69)%	(1.69)%	127%
17.83	41.62%	8,092	2.39%	2.39%	(1.79)%	(1.79)%	105%

$13.69	4.36%	$16,639	1.60%	1.72%	(0.07)%	(0.19)%	148%
17.36	16.58%	15,227	1.60%	1.60%	(0.60)%	(0.60)%	136%
16.16	(0.53)%	12,276	1.58%	1.58%	(0.48)%	(0.48)%	124%
19.05	14.47%	12,391	1.52%	1.52%	(0.97)%	(0.97)%	127%
18.79	42.89%	9,893	1.55%	1.55%	(0.96)%	(0.96)%	105%

$14.18	(3.61)%	$162	1.00%	1.01%	3.29%	3.28%	148%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.

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Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Core Equity Fund (Class A)
Year ended 12/31/07	$37.19	$0.26	$5.23	$5.49	$(0.22)	$—	$(0.22)
Year ended 12/31/06	32.26	0.32	5.06	5.38	(0.45)	—	(0.45)
Year ended 12/31/05	31.37	0.47	0.74	1.21	(0.32)	—	(0.32)
Year ended 12/31/04	30.08	0.34	1.35	1.69	(0.40)	—	(0.40)
Year ended 12/31/03	25.03	0.23	5.00	5.23	(0.18)	—	(0.18)
RS Core Equity Fund (Class B)
Year ended 12/31/07	$35.76	$(1.82)	$6.74	$4.92	$—	$—	$—
Year ended 12/31/06	30.91	(1.63)	6.48	4.85	—	—	—
Year ended 12/31/05	30.06	(0.59)	1.44	0.85	—	—	—
Year ended 12/31/04	28.72	(0.20)	1.54	1.34	—	—	—
Year ended 12/31/03	23.99	(0.16)	4.89	4.73	—	—	—
RS Core Equity Fund (Class C)
Year ended 12/31/07	$35.17	$0.07	$4.83	$4.90	$—	$—	$—
Year ended 12/31/06	30.42	(0.01)	4.76	4.75	—	—	—
Year ended 12/31/05	29.62	(0.00)[7]	0.80	0.80	—	—	—
Year ended 12/31/04	28.37	(0.09)	1.34	1.25	—	—	—
Year ended 12/31/03	23.75	(0.16)	4.78	4.62	—	—	—
RS Core Equity Fund (Class K)
Year ended 12/31/07	$37.18	$0.10	$5.25	$5.35	$(0.04)	$—	$(0.04)
Year ended 12/31/06	32.03	0.16	5.07	5.23	(0.08)	—	(0.08)
Year ended 12/31/05	31.23	0.29	0.79	1.08	(0.28)	—	(0.28)
Year ended 12/31/04	30.00	0.20	1.39	1.59	(0.36)	—	(0.36)
Year ended 12/31/03	24.96	0.11	5.02	5.13	(0.09)	—	(0.09)
RS Core Equity Fund (Class Y)
Period From 05/1/07[3] to 12/31/07[1]	$40.26	$0.15	$2.34	$2.49	$(0.35)	$—	$(0.35)

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.

62	Call 1.800.766.FUND

Net Asset Value, End of Period	Total Return[6]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratios of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratios of Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$42.46	14.78%	$832,425	0.93%	0.93%	0.59%	0.59%	60%
37.19	16.87%	787,661	0.93%	0.94%	0.79%	0.78%	81%
32.26	3.90%	796,034	0.91%	0.91%	1.32%	1.32%	101%
31.37	5.64%	980,872	0.88%	0.88%	0.95%	0.95%	75%
30.08	20.95%	1,133,468	0.89%	0.89%	0.72%	0.72%	74%

$40.68	13.76%	$28,114	1.84%	1.84%	(0.34)%	(0.34)%	60%
35.76	15.69%	38,313	1.99%	1.99%	(0.27)%	(0.27)%	81%
30.91	2.83%	69,159	1.92%	1.92%	0.34%	0.34%	101%
30.06	4.67%	130,372	1.84%	1.84%	(0.02)%	(0.02)%	75%
28.72	19.72%	165,274	1.84%	1.84%	(0.24)%	(0.24)%	74%

$40.07	13.93%	$11,441	1.69%	1.69%	(0.17)%	(0.17)%	60%
35.17	15.61%	8,278	2.02%	2.02%	(0.30)%	(0.30)%	81%
30.42	2.70%	6,358	2.08%	2.08%	0.13%	0.13%	101%
29.62	4.41%	6,551	2.06%	2.06%	(0.21)%	(0.21)%	75%
28.37	19.45%	6,622	2.12%	2.12%	(0.52)%	(0.52)%	74%

$42.49	14.38%	$14,047	1.28%	1.42%	0.24%	0.10%	60%
37.18	16.37%	11,670	1.28%	1.28%	0.45%	0.45%	81%
32.03	3.51%	9,517	1.25%	1.25%	0.94%	0.94%	101%
31.23	5.34%	8,761	1.20%	1.20%	0.69%	0.69%	75%
30.00	20.58%	7,145	1.20%	1.20%	0.41%	0.41%	74%

$42.40	6.19%	$832	0.71%	0.71%	0.85%	0.85%	60%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	63

Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized (Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Equity Dividend Fund (Class A)
Period From 07/31/07[3] to 12/31/07[1]	$10.00	$0.02	$(0.46)	$(0.44)	$(0.12)	$(0.05)	$(0.17)
RS Equity Dividend Fund (Class C)
Period From 07/31/07[3] to 12/31/07[1]	$10.00	$—	$(0.46)	$(0.46)	$(0.10)	$(0.05)	$(0.15)
RS Equity Dividend Fund (Class K)
Period From 07/31/07[3] to 12/31/07[1]	$10.00	$0.01	$(0.45)	$(0.44)	$(0.11)	$(0.05)	$(0.16)
RS Equity Dividend Fund (Class Y)
Period From 07/31/07[3] to 12/31/07[1]	$10.00	$0.05	$(0.46)	$(0.41)	$(0.15)	$(0.05)	$(0.20)

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.

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Net Asset Value, End of Period	Total Return[6]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.39	(4.42)%	$3,077	1.67%	3.57%	0.23%	(1.66)%	82%

$9.39	(4.66)%	$1,856	2.13%	4.02%	(0.16)%	(2.05)%	82%

$9.40	(4.44)%	$1,793	1.80%	3.69%	0.18%	(1.71)%	82%

$9.39	(4.15)%	$2,035	0.84%	2.73%	1.16%	(0.73)%	82%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.

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Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS S&P 500 Index Fund (Class A)
Year ended 12/31/07	$9.72	$0.16	$0.31	$0.47	$(0.16)	$—	$(0.16)
Year ended 12/31/06	8.55	0.14	1.16	1.30	(0.13)	—	(0.13)
Year ended 12/31/05	8.30	0.11	0.25	0.36	(0.11)	—	(0.11)
Year ended 12/31/04	7.63	0.12	0.66	0.78	(0.11)	—	(0.11)
Year ended 12/31/03	6.04	0.08	1.59	1.67	(0.08)	—	(0.08)
RS S&P 500 Index Fund (Class B)
Year ended 12/31/07	$9.70	$0.07	$0.32	$0.39	$(0.08)	$—	$(0.08)
Year ended 12/31/06	8.54	0.06	1.16	1.22	(0.06)	—	(0.06)
Year ended 12/31/05	8.28	0.05	0.26	0.31	(0.05)	—	(0.05)
Year ended 12/31/04	7.62	0.06	0.66	0.72	(0.06)	—	(0.06)
Year ended 12/31/03	6.03	0.03	1.59	1.62	(0.03)	—	(0.03)
RS S&P 500 Index Fund (Class C)
Year ended 12/31/07	$9.68	$0.07	$0.32	$0.39	$(0.08)	$—	$(0.08)
Year ended 12/31/06	8.53	0.06	1.16	1.22	(0.07)	—	(0.07)
Year ended 12/31/05	8.27	0.05	0.26	0.31	(0.05)	—	(0.05)
Year ended 12/31/04	7.61	0.06	0.66	0.72	(0.06)	—	(0.06)
Year ended 12/31/03	6.03	0.03	1.58	1.61	(0.03)	—	(0.03)
RS S&P 500 Index Fund (Class K)
Year ended 12/31/07	$9.70	$0.11	$0.32	$0.43	$(0.11)	$—	$(0.11)
Year ended 12/31/06	8.55	0.09	1.17	1.26	(0.11)	—	(0.11)
Year ended 12/31/05	8.29	0.07	0.26	0.33	(0.07)	—	(0.07)
Year ended 12/31/04	7.63	0.08	0.66	0.74	(0.08)	—	(0.08)
Year ended 12/31/03	6.04	0.06	1.59	1.65	(0.06)	—	(0.06)

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.

66	Call 1.800.766.FUND

Net Asset Value, End of Period	Total Return[6]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.03	4.86%	$129,211	0.53%	0.72%	1.45%	1.26%	3%
9.72	15.27%	142,260	0.53%	0.71%	1.44%	1.26%	4%
8.55	4.40%	149,719	0.53%	0.71%	1.36%	1.18%	4%
8.30	10.30%	145,072	0.53%	0.71%	1.50%	1.32%	1%
7.63	27.78%	129,228	0.53%	0.78%	1.26%	1.01%	4%

$10.01	4.00%	$11,976	1.28%	1.53%	0.70%	0.45%	3%
9.70	14.33%	12,664	1.28%	1.72%	0.69%	0.25%	4%
8.54	3.75%	12,913	1.28%	1.71%	0.60%	0.17%	4%
8.28	9.40%	13,394	1.28%	1.73%	0.75%	0.30%	1%
7.62	26.94%	12,070	1.28%	1.89%	0.51%	(0.10)%	4%

$9.99	4.02%	$10,618	1.28%	1.55%	0.71%	0.44%	3%
9.68	14.31%	10,472	1.28%	1.75%	0.70%	0.23%	4%
8.53	3.76%	9,370	1.28%	1.76%	0.61%	0.13%	4%
8.27	9.41%	9,842	1.28%	1.77%	0.74%	0.25%	1%
7.61	26.77%	8,796	1.28%	1.95%	0.51%	(0.16)%	4%

$10.02	4.40%	$19,453	0.93%	1.30%	1.06%	0.69%	3%
9.70	14.76%	17,304	0.93%	1.15%	1.05%	0.83%	4%
8.55	4.05%	13,074	0.93%	1.12%	0.96%	0.77%	4%
8.29	9.72%	10,244	0.93%	1.09%	1.13%	0.97%	1%
7.63	27.31%	7,594	0.93%	1.14%	0.86%	0.65%	4%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.

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Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Asset Allocation Fund (Class A)
Year ended 12/31/07	$13.14	$0.19	$0.44	$0.63	$(0.19)	$—	$(0.19)
Year ended 12/31/06	11.84	0.16	1.40	1.56	(0.26)	—	(0.26)
Year ended 12/31/05	11.43	0.14	0.31	0.45	(0.04)	—	(0.04)
Year ended 12/31/04	10.63	0.16	0.88	1.04	(0.24)	—	(0.24)
Year ended 12/31/03	8.45	0.14	2.20	2.34	(0.16)	—	(0.16)
RS Asset Allocation Fund (Class B)
Year ended 12/31/07	$13.05	$0.03	$0.50	$0.53	$(0.06)	$—	$(0.06)
Year ended 12/31/06	11.76	0.04	1.38	1.42	(0.13)	—	(0.13)
Year ended 12/31/05	11.40	0.03	0.33	0.36	—	—	—
Year ended 12/31/04	10.57	0.06	0.87	0.93	(0.10)	—	(0.10)
Year ended 12/31/03	8.41	0.05	2.18	2.23	(0.07)	—	(0.07)
RS Asset Allocation Fund (Class C)
Year ended 12/31/07	$13.02	$0.09	$0.45	$0.54	$(0.10)	$—	$(0.10)
Year ended 12/31/06	11.75	0.03	1.39	1.42	(0.15)	—	(0.15)
Year ended 12/31/05	11.41	0.01	0.33	0.34	—	—	—
Year ended 12/31/04	10.56	0.04	0.88	0.92	(0.07)	—	(0.07)
Year ended 12/31/03	8.39	0.02	2.19	2.21	(0.04)	—	(0.04)
RS Asset Allocation Fund (Class K)
Year ended 12/31/07	$13.08	$0.13	$0.44	$0.57	$(0.13)	$—	$(0.13)
Year ended 12/31/06	11.83	0.11	1.38	1.49	(0.24)	—	(0.24)
Year ended 12/31/05	11.42	0.09	0.33	0.42	(0.01)	—	(0.01)
Year ended 12/31/04	10.60	0.11	0.89	1.00	(0.18)	—	(0.18)
Year ended 12/31/03	8.43	0.09	2.19	2.28	(0.11)	—	(0.11)

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.

68	Call 1.800.766.FUND

Net Asset Value, End of Period	Total Return[6]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$13.58	4.82%	$82,504	0.34%	1.19%	1.29%	0.44%	1%
13.14	13.30%	91,707	0.37%	1.24%[5]	1.12%	0.27%	1%
11.84	3.91%	97,665	0.40%	0.85%[5]	1.05%	0.25%	3%
11.43	9.84%	111,486	0.41%	0.86%[5]	1.30%	0.54%	0%
10.63	27.87%	118,988	0.43%	0.92%[4,5]	1.25%	0.48%	0%

$13.52	4.06%	$10,931	1.13%	1.98%	0.34%	(0.51)%	1%
13.05	12.15%	15,850	1.25%	2.12%[5]	0.19%	(0.66)%	1%
11.76	3.16%	21,200	1.23%	1.69%[5]	0.16%	(0.64)%	3%
11.40	8.83%	29,226	1.23%	1.68%[5]	0.46%	(0.30)%	0%
10.57	26.65%	32,863	1.27%	1.75%[4,5]	0.43%	(0.34)%	0%

$13.46	4.11%	$10,019	1.08%	1.93%	0.66%	(0.19)%	1%
13.02	12.15%	9,594	1.32%	2.20%[5]	0.23%	(0.62)%	1%
11.75	2.98%	8,486	1.37%	1.83%[5]	0.11%	(0.69)%	3%
11.41	8.68%	8,431	1.42%	1.87%[5]	0.35%	(0.41)%	0%
10.56	26.39%	7,857	1.51%	2.00%[4,5]	0.19%	(0.58)%	0%

$13.52	4.40%	$13,546	0.79%	1.64%	0.97%	0.12%	1%
13.08	12.70%	12,285	0.66%	1.54%[5]	0.91%	0.06%	1%
11.83	3.67%	10,271	0.68%	1.14%[5]	0.84%	0.04%	3%
11.42	9.51%	9,293	0.68%	1.13%[5]	1.13%	0.37%	0%
10.60	27.20%	7,859	0.68%	1.17%[4,5]	1.04%	0.27%	0%

Distributions reflect actual per-share amounts distributed for the period.

1	Ratios for periods of less than one year have been annualized, excluding organization and offering costs, and except for total return and portfolio turnover rate.

2	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

3	Commencement of operations.

4	Reflects adjustments made on prior years’ expense waivers.

5	Amounts include the expenses of the underlying Funds, except for investment advisory and distribution fees.

6	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

7	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Small Cap Core Equity Fund, RS Core Equity Fund, RS Equity Dividend Fund, RS S&P 500 Index Fund and RS Asset Allocation Fund (each a “Fund”, collectively the “Funds”). All of the Funds are registered as diversified funds.

The Funds offer Class A and K shares. RS Small Cap Core Equity Fund, RS Core Equity Fund, RS S&P 500 Index Fund and RS Asset Allocation Fund also offer Class B and C shares and, RS Core Equity Fund and RS Small Cap Core Equity Fund began offering Class Y shares on May 1, 2007. RS Equity Dividend Fund, which commenced operations July 31, 2007, offers Class A, C, K and Y shares. The classes differ principally in their respective sales charges, transfer agent expenses and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights as to matters affecting fewer than all classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold

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(trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Futures Contracts RS Asset Allocation Fund and RS S&P 500 Index Fund may enter into financial futures contracts. In entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract. Subsequent payments are received or made by the Funds each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as variation margins received or paid by the Funds. Daily changes in variation margin are recognized as unrealized gains or losses by the Funds. The Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

g. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement. Each Fund’s custody credits are shown in the accompanying Statement of Operations.

i. Distributions to Shareholders Distributions from net investment income, if any, for RS Core Equity Fund, RS Small Cap Core Equity Fund, RS S&P 500 Index Fund and RS Asset Allocation Fund will be declared and paid at least annually. Distributions from net investment income, if any, for RS Equity Dividend Fund are declared and paid once per calendar quarter. Distributions from net realized capital gains for all Funds, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

k. Temporary Borrowings Effective September 5, 2007, the Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior to September 5, 2007,

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Notes to Financial Statements (continued)

the Funds, other than RS Equity Dividend, shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

Fund	Amount Outstanding at 12/31/07	Average Borrowing*	Average Interest Rate*
RS Small Cap Core Equity Fund	$—	$794,314	5.75%
RS Core Equity Fund	—	3,840	5.64%
RS Equity Dividend Fund	—	—	—
RS S&P 500 Index Fund	—	—	—
RS Asset Allocation Fund	—	—	—
*	For the year ended December 31, 2007.

l. Organization and Offering Costs Organization and offering costs are accounted for on an accrual basis. Organization costs are expensed in the period incurred. Offering costs are expensed over a 12-month period. These costs include legal, printing, administration and other expenses associated with the initial registration of a Fund.

Note 2 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in shares of beneficial interest for the Funds were as follows:

Transactions in Capital Shares

(See Note 2a)

			RS Small Cap Core Equity Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	1,459,688	$28,265,479		1,628,405	$29,366,913
Shares reinvested	2,133,849	30,129,948		636,058	10,647,784
Shares redeemed	(2,543,253)	(48,844,064)		(2,201,148)	(38,592,193)

Net increase	1,050,284	$9,551,363		63,315	$1,422,504
Class B
Shares sold	28,183	$447,358		30,301	$479,676
Shares reinvested	127,024	1,506,509		45,639	676,106
Shares redeemed	(152,025)	(2,563,370)		(447,131)	(7,141,269)

Net increase/(decrease)	3,182	$(609,503)		(371,191)	$(5,985,487)
Class C
Shares sold	20,066	$336,757		3,338	$53,940
Shares reinvested	249,361	2,932,481		58,475	865,076
Shares redeemed	(25,539)	(405,357)		(26,644)	(422,945)

Net increase	243,888	$2,863,881		35,169	$496,071
Class K
Shares sold	93,594	$1,726,108		94,005	$1,608,927
Shares reinvested	296,601	4,018,949		67,406	1,100,704
Shares redeemed	(52,311)	(965,567)		(43,814)	(747,521)

Net increase	337,884	$4,779,490		117,597	$1,962,110
Class Y
Shares sold	11,167	$182,694		—	$—
Shares reinvested	1,117	15,655		—	—
Shares redeemed	(878)	(16,446)		—	—

Net increase	11,406	$181,903		—	$—

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Transactions in Capital Shares (continued)

			RS Core Equity Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	1,812,641	$74,871,506		1,324,871	$45,051,239
Shares reinvested	99,450	4,189,813		296,643	9,758,147
Shares redeemed	(3,487,436)	(142,253,944)		(5,121,253)	(174,826,904)

Net decrease	(1,575,345)	$(63,192,625)		(3,499,739)	$(120,017,518)
Class B
Shares sold	33,277	$1,296,615		33,562	$1,100,158
Shares reinvested	—	—		—	—
Shares redeemed	(413,522)	(16,091,196)		(1,199,575)	(38,751,936)

Net decrease	(380,245)	$(14,794,581)		(1,166,013)	$(37,651,778)
Class C
Shares sold	102,554	$4,048,368		33,974	$1,075,709
Shares reinvested	—	—		—	—
Shares redeemed	(52,445)	(2,079,720)		(7,593)	(236,770)

Net increase	50,109	$1,968,648		26,381	$838,939
Class K
Shares sold	41,519	$1,696,629		34,919	$1,175,113
Shares reinvested	278	11,728		756	23,602
Shares redeemed	(25,085)	(1,044,983)		(18,907)	(638,532)

Net increase	16,712	$663,374		16,768	$560,183
Class Y
Shares sold	19,772	$817,419		—	$—
Shares reinvested	153	6,435		—	—
Shares redeemed	(295)	(12,460)		—	—

Net increase	19,630	$811,394		—	$—

			RS Equity Dividend Fund
	For the Period Ended 12/31/07
Class A	Shares	Amount
Shares sold	339,145	$3,348,471
Shares reinvested	5,043	47,905
Shares redeemed	(16,409)	(160,833)

Net increase	327,779	$3,235,543
Class C
Shares sold	194,651	$1,947,730
Shares reinvested	2,952	28,176
Shares redeemed	—	—

Net increase	197,603	$1,975,906
Class K
Shares sold	187,876	$1,878,618
Shares reinvested	3,123	29,843
Shares redeemed	(156)	(1,487)

Net increase	190,843	$1,906,974
Class Y
Shares sold	212,391	$2,109,891
Shares reinvested	4,170	39,894
Shares redeemed	—	—

Net increase	216,561	$2,149,785

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Notes to Financial Statements (continued)

Transactions in Capital Shares (continued)

			RS S&P 500 Index Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	352,928	$3,594,820		330,211	$2,974,712
Shares reinvested	202,964	2,023,554		214,585	1,967,887
Shares redeemed	(2,305,394)	(23,867,557)		(3,412,064)	(31,329,250)

Net decrease	(1,749,502)	$(18,249,183)		(2,867,268)	$(26,386,651)
Class B
Shares sold	17,690	$179,650		34,823	$308,881
Shares reinvested	9,137	90,911		8,566	78,194
Shares redeemed	(136,246)	(1,375,245)		(250,453)	(2,213,533)

Net decrease	(109,419)	$(1,104,684)		(207,064)	$(1,826,458)
Class C
Shares sold	37,380	$379,020		17,793	$159,950
Shares reinvested	8,104	80,550		7,685	70,870
Shares redeemed	(64,416)	(652,468)		(42,609)	(377,896)

Net decrease	(18,932)	$(192,898)		(17,131)	$(147,076)
Class K
Shares sold	337,201	$3,399,311		327,398	$2,954,063
Shares reinvested	20,485	204,035		19,730	183,840
Shares redeemed	(199,991)	(2,019,585)		(92,283)	(827,713)

Net increase	157,695	$1,583,761		254,845	$2,310,190

			RS Asset Allocation Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	497,308	$6,793,985		554,796	$6,831,947
Shares reinvested	81,944	1,107,062		149,217	1,837,916
Shares redeemed	(1,486,338)	(20,320,003)		(1,968,631)	(24,559,955)

Net decrease	(907,086)	$(12,418,956)		(1,264,618)	$(15,890,092)
Class B
Shares sold	30,426	$409,165		47,395	$587,493
Shares reinvested	3,486	46,897		13,524	167,482
Shares redeemed	(439,739)	(5,959,618)		(649,794)	(7,909,173)

Net decrease	(405,827)	$(5,503,556)		(588,875)	$(7,154,198)
Class C
Shares sold	24,006	$323,592		19,943	$248,875
Shares reinvested	5,256	70,372		8,762	112,096
Shares redeemed	(21,677)	(294,518)		(13,869)	(170,257)

Net increase	7,585	$99,446		14,836	$190,714
Class K
Shares sold	83,243	$1,126,895		112,284	$1,376,974
Shares reinvested	9,906	133,230		17,709	220,990
Shares redeemed	(30,471)	(412,342)		(59,239)	(731,712)

Net increase	62,678	$847,783		70,754	$866,252

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Note 3 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rate:

Fund	Investment Advisory Fee Percentage
RS Small Cap Core Equity Fund	0.75%
RS Core Equity Fund	0.50%
RS Equity Dividend Fund	0.60%
RS S&P 500 Index Fund	0.25%
RS Asset Allocation Fund	0.65%

RS Investments has agreed to waive the advisory fee with regard to the portion of RS Asset Allocation Fund’s assets that are invested in other funds managed by RS Investments. In addition, RS Investments has agreed, through December 31, 2009, that it will not receive, with regard to the portion of RS Asset Allocation Fund’s portfolio that is invested directly in securities, annual advisory fees in excess of 0.50%.

Prior to November 1, 2007, pursuant to a Sub-Administration and Accounting Services Agreement, GIS received fees from RS Investments at an annual rate of 0.052% and 0.078% of the average daily net assets of RS Core Equity Fund and RS Small Cap Core Equity Fund, respectively. The Agreement was terminated on October 31, 2007, at which time RS Investments began rendering such services directly to the Funds at no additional expense to the Funds.

Pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement, GIS has the right to receive fees from RS Investments at an annual rate of the average daily net assets of each Fund listed below at the following annual rates:

Fund	Annual Fee Rate
RS S&P 500 Index Fund	0.2375%
RS Asset Allocation Fund	0.4750%

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2008 for RS Equity Dividend Fund; the terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent the Fund’s total annual fund operating expenses for Class A shares (excluding expenses incurred indirectly by the Fund through investments in certain pooled investment vehicles, interest, taxes, organizational and extraordinary expenses) from exceeding 1.15%. Additionally, RS Investments has agreed through April 30, 2008 to reduce the advisory fee of each of the other classes of shares of the Fund to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit certain Funds’ total annual fund operating expenses (excluding interest expenses associated with reverse repurchase agreements and securities lending) from exceeding the following rates:

	Expense Limitation
Fund	Class A	Class B	Class C	Class K	Class Y
RS Small Cap Core Equity Fund	1.27%	2.41%	2.22%	1.60%	—
RS Core Equity Fund	0.93%	2.05%	2.04%	1.28%	—
RS S&P 500 Index Fund	0.53%	1.28%	1.28%	0.93%	NA
RS Asset Allocation Fund	1.09%	1.99%	2.06%	1.38%	NA

RS Investments does not intend to recoup any waived expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount

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Notes to Financial Statements (continued)

of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees The Funds have entered into an agreement with GIS for distribution services with respect to their shares, except for Class Y Shares, and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund as follows:

Fund	Annual Rate	Distribution Fees
RS Small Cap Core Equity Fund
Class A	0.25%	$370,871
Class B	1.00%	72,440
Class C	1.00%	114,300
Class K	0.65%	109,368
Class Y	0.00%	—
RS Core Equity Fund
Class A	0.25%	2,061,092
Class B	1.00%	333,988
Class C	1.00%	99,270
Class K	0.65%	85,968
Class Y	0.00%	—
RS Equity Dividend Fund
Class A	0.25%	2,512
Class C	1.00%	7,924
Class K	0.65%	5,036
Class Y	0.00%	—
RS S&P 500 Index Fund
Class A	0.25%	347,481
Class B	1.00%	125,535
Class C	1.00%	108,728
Class K	0.65%	123,798
RS Asset Allocation Fund
Class A	0.25%	221,385
Class B	1.00%	132,352
Class C	1.00%	99,586
Class K	0.65%	85,725

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS may pay out of amounts it receives from the Funds pursuant to the plan amounts payable with respect to expenses incurred by RS Investments in certain circumstances. In addition to payments under the Distribution Plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2007, PAS received $1,801,845 from GIS as compensation for its services on behalf of all RS Funds in the Trust.

The Funds have entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

For the year ended December 31, 2007, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charge
RS Small Cap Core Equity Fund	$8,156
RS Core Equity Fund	53,540
RS Equity Dividend Fund	21,387
RS S&P 500 Index Fund	4,480
RS Asset Allocation Fund	6,051

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain Class B and Class C share redemptions. For the year ended December 31, 2007, GIS received CDSL charges as follows:

Fund	CDSL
RS Small Cap Core Equity Fund	$9,452
RS Core Equity Fund	22,808
RS Equity Dividend Fund	—
RS S&P 500 Index Fund	10,201
RS Asset Allocation Fund	9,634

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d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the year ended December 31, 2007 is listed below:

Fund	Issuer	Number of Shares or Principal Amount Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares or Principal Amount Held at End of Period	Income	Value
RS Asset Allocation Fund	RS S&P 500 Index Fund, Class A	12,286,351	171,258	1,733,566	10,724,043	1,707,441	$107,562,156

Note 4 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2007 were as follows:

Fund	Ordinary Income Total		Long-Term Capital Gain Total
	2006	2007	2006	2007
RS Small Cap Core Equity Fund	$2,140,990	$13,110,107	$11,419,627	$26,448,890
RS Core Equity Fund	10,150,571	4,388,587	—	—
RS Equity Dividend Fund	—	147,433	—	241
RS S&P 500 Index Fund	2,329,289	2,433,166	—	—
RS Asset Allocation Fund	2,411,369	1,410,625	—	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2007.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Small Cap Core Equity Fund	$—	$535,837
RS Core Equity Fund	383,965	—
RS Equity Dividend Fund	—	—
RS S&P 500 Index Fund	40,570	—
RS Asset Allocation Fund	5,518	—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart for capital loss carryovers available to the Funds at December 31, 2007.

	Expiring
Fund	2008	2009	2010	2011	2012	2013	2014	Total
RS Small Cap Core Equity Fund	$—	$—	$—	$—	$—	$—	$—	$—
RS Core Equity Fund	—	46,867,433	255,258,469	11,076,797	45,219,419	—	—	358,422,118
RS Equity Dividend Fund	—	—	—	—	—	—	—	—
RS S&P 500 Index Fund	—	—	81,682,958	155,054	—	—	103,184	81,941,196
RS Asset Allocation Fund	—	33,843,097	14,453,505	—	—	—	—	48,296,602

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Notes to Financial Statements (continued)

During the year ended December 31, 2007, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Small Cap Core Equity Fund	$—
RS Core Equity Fund	128,766,064
RS Equity Dividend Fund	—
RS S&P 500 Index Fund	7,399,586
RS Asset Allocation Fund	3,029,704

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Funds elected to defer net capital and currency losses as follows:

Fund	Amount
RS Small Cap Core Equity Fund	$—
RS Core Equity Fund	—
RS Equity Dividend Fund	287,871
RS S&P 500 Index Fund	—
RS Asset Allocation Fund	—

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2007, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Small Cap Core Equity Fund	$163,561,373	$(71,079)	$15,438,039	$(15,509,118)
RS Core Equity Fund	792,701,274	94,559,906	139,368,884	(44,808,978)
RS Equity Dividend Fund	9,368,367	(137,811)	304,112	(441,923)
RS S&P 500 Index Fund	139,821,602	31,340,909	52,694,132	(21,353,223)
RS Asset Allocation Fund	102,888,487	14,321,227	14,791,603	(470,376)

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2007, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Small Cap Core Equity Fund	$266,174,667	$289,533,072
RS Core Equity Fund	520,076,258	606,106,002
RS Equity Dividend Fund	15,694,533	6,577,842
RS S&P 500 Index Fund	6,209,987	24,688,668
RS Asset Allocation Fund	1,707,478	18,105,293

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically present in domestic investments. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the applicable Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

d. Reverse Repurchase Agreements RS Asset Allocation Fund may enter into reverse repurchase agreements with banks or third party broker/dealers to borrow funds. Interest payable under a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When the Fund enters into a reverse repurchase agreement, it segregates on its books cash, U.S. government securities or liquid,

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unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

e. Dollar Rolls RS Asset Allocation Fund may enter into dollar rolls (principally using TBAs) in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. RS Asset Allocation Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the buyer of the securities sold by RS Asset Allocation Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in RS Asset Allocation Fund’s net asset value and may be viewed as a form of leverage.

Note 6 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7 Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain RS Funds in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

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Notes to Financial Statements (continued)

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, sub-advisers, employees and officers of the Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b) and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

Note 8 New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Funds’ tax positions for all open tax years, and concluded that adoption had no effect on the Funds’ financial position or results of operations. At December 31, 2007, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U. S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Funds’ financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Small Cap Core Equity Fund, RS Core Equity Fund, RS Equity Dividend Fund, RS S&P 500 Index Fund, and RS Asset Allocation Fund (each constituting a series of the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2007, and the results of each of their operations for the period then ended, the changes in the net assets for each of the two years in the period then ended and the financial highlights for the periods ended December 31, 2006 and December 31, 2007 of RS Small Cap Core Equity Fund, RS Core Equity Fund, RS S&P 500 Index Fund and RS Asset Allocation, and the changes in net assets and the financial highlights for the periods presented for RS Equity Dividend Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1, 2006 the financial highlights for each of the periods presented through December 31, 2005 were audited by another independent registered public accounting firm whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

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Tax Designation – Unaudited

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2007 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Small Cap Core Equity Fund	18.58%
RS Core Equity Fund	100.00%
RS Equity Dividend Fund	46.95%
RS S&P 500 Index Fund	99.89%
RS Asset Allocation Fund	100.00%

Dividend Received Deduction:

RS Small Cap Core Equity Fund	19.88%
RS Core Equity Fund	100.00%
RS Equity Dividend Fund	46.48%
RS S&P 500 Index Fund	100.00%
RS Asset Allocation Fund	100.00%

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Supplemental Information (unaudited)

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal to Elect Trustees:

Nominee	Votes For	Votes Withheld

Kenneth R. Fitzsimmons, Jr.	678,695,023.578	7,697,070.067

Christopher C. Melvin, Jr.	678,544,709.568	7,847,384.077

Gloria S. Nelund	678,556,615.659	7,835,477.986

Terry R. Otton	678,645,919.260	7,746,174.385

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Supplemental Information (unaudited) (continued)

Approval of Funds’ Investment Advisory Agreements* (all Funds except RS Equity Dividend Fund)

The Board of Trustees of RS Investment Trust (the "Trust"), including all the Trustees who are not interested persons of the Trust or RS Investments (the "disinterested Trustees"), met in person on August 13 - 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the "Advisory Agreements") for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity Fund and RS Small Cap Core Equity Fund (the "RS-Managed Funds"); and RS Money Market Fund, RS High Yield Bond Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS Tax-Exempt Fund, RS Emerging Markets Fund, RS International Growth Fund, RS S&P 500 Index Fund, and RS Asset Allocation Fund (the "Sub-Advised Funds" and together with the RS-Managed Funds, the "Funds").

RS Investment Management Co. LLC ("RS Investments") is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the "Sub-Advisers") overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC ("GIS"), a subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"), serves as Sub-Adviser to RS Money Market Fund, RS High Yield Bond Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS Tax-Exempt Fund, RS S&P 500 Index Fund, and RS Asset Allocation Fund; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth Fund and RS Emerging Markets Fund (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered "Advisory Agreements" for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the Trustees who are not interested persons of the Funds were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees' review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments' representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

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The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm's investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments' fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer stated that the data showed RS Investments' fees to be within the range of comparable mutual funds, with more than half the Funds at or below the median for their respective peer groups; he noted that the advisory fee for RS Money Market Fund was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market Fund's peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market Fund, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund's average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds' advisory fees and, in many cases, the Funds' custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds' recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account's fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments' other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Core Equity Fund and RS Small Cap Core Equity Fund for the three months ended December 31, 2006

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Supplemental Information (unaudited) (continued)

and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for those Funds. The Trustees noted that RS Investments' profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that only one Fund subject to renewal had close to $1 billion in assets. He also noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants' recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds' portfolio management teams and of RS Investments' senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments' trading staff. The Trustees also considered RS Investments' significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that RS Asset Allocation Fund had underperformed its peers' averages for various periods. He recommended, and the Trustees agreed, that further discussion in the coming year would be appropriate in respect of steps RS Investments might take to improve performance of that Fund, and whether that Fund's peers were appropriate.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds' (as well as other RS Investments clients') portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments' clients (including

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the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called "bundled brokerage" arrangements. The Trustees concluded that these "soft dollar" relationships' benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers' services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms' personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees' requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

•

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

•	RS Investments has been responsive to concerns raised by the Trustees in the past year.

•	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

•	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer's conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer's written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

•	The Advisory Agreements for the Funds of the Trust not discussed at meeting have initial terms of two years and were not subject to review by the Trustees at the meeting.

Approval of Investment Advisory Agreement* (RS Equity Dividend Fund only)

The Trustees of RS Investment Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investment Management Co. LLC (“RS Investments”) (the “disinterested Trustees”), met in person on May 15-16, 2007, to consider the approval of the investment advisory agreement (the “Advisory Agreement”) for RS Equity Dividend Fund (the “Fund”), a new series of the Trust.

At their meeting, the Trustees considered a number of factors in determining to approve the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

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Supplemental Information (unaudited) (continued)

Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees. In addition, the Trustees had discussed with representatives of RS Investments in detail the proposed new Fund at a telephone meeting held on April 4, 2007.

In their consideration of the Advisory Agreement, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration on a number of occasions with management and observed its effects over the course of the period following the acquisition.

The Trustees considered the fees to be charged by RS Investments to the Fund under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the fees to be charged by RS Investments to the Fund reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers.

RS Investments furnished information to the Trustees compiled by the independent Morningstar and Lipper organizations showing a comparison of the proposed fee rate and expense ratio for the Fund compared to peer mutual funds having similar objectives and strategies. The data showed that the Fund’s proposed advisory fee rate was below the average and median advisory fee rates of the Fund’s peer group and that the Fund’s projected expense ratio, taking into account the proposed total expense ratio cap by RS Investments, was below the average and median of the Fund’s peer group.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Fund. RS Investments generally charges lower fees to those clients. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. RS Investments also noted that it provides advisory services in a number of investment disciplines (including an investment discipline similar to that of the Fund) to Guardian Life, at rates generally lower than it charges to other advisory clients, including the Fund.

Because the Fund had not yet commenced operations, RS Investments did not furnish financial information regarding the revenues and expenses related to the management of the Fund.

The Trustees considered whether economies of scale would likely be realized as the Fund grew and whether a reduction in the advisory fees paid by the Fund by means of breakpoints would be appropriate. Representatives of RS Investments noted that RS Investments has agreed to a cap on the Fund’s total expense ratio. On this basis, the Trustees concluded that implementation of breakpoints at this time would not necessarily be appropriate.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of RS Investments’ senior management, and the time and attention to be devoted by each to the Fund. Because the Fund had not commenced operations, it did not have a performance record for the Trustees to consider. The Trustees took into account the performance of a GIS proprietary account managed by the same team that will manage the Fund and that has an investment program similar to that of the Fund’s, and noted that this account had performance that compared favorably to the performance of the Dow Jones U.S. Select Dividend

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Index, which is the Fund’s proposed comparative index, and other broad-based securities market indexes.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it intends to place the Fund’s (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Fund also may benefit from them.

The Trustees considered generally the nature and quality of the administrative services to be provided to the Fund by RS Investments including, among other things, changes in and enhancements to the firm’s personnel and capabilities, their recent performances, and the responsiveness of senior management to the Trustees’ requests.

After considering all of the information described above, the Trustees, including all of the disinterested Trustees, unanimously voted to approve the Advisory Agreement.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-766-FUND [3863].

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-766-FUND [3863]; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since June 2001	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006–March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

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Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-766-FUND [3863], or on our Web site at http://www.RSinvestments.com.

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RS Funds

Phone: 1-800-766-FUND (3863)
Web: www.RSinvestments.com
E-mail: funds@rsinvestments.com

24-Hour Account Access

Phone: 1-800-766-FUND (3863), Option 3
Web: Enter ***My Account*** on RS Investments' Web Site

RS Funds

Fund Name (Date of Inception) Ticker Symbol (Class A shares)	**Fund Overview**	**Portfolio Manager(s)**
Growth Funds: Access to dynamic growth companies		
RS Emerging Growth Fund (11/30/07) RSEGX	Invests in small-cap growth companies in their early growth stages	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Smaller Company Growth Fund (08/15/96) RSSGX	Invests in small-cap growth companies with strong growth potential	Scott Tracy, Bill Wolfenden
RS Select Growth Fund (08/01/96) RSDGX	Focuses on 40-60 small-cap growth stocks with proven business models	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS MidCap Opportunities Fund (07/12/95) RSMOX	Invests in mid-cap growth companies diversified across growth sectors of the US economy	John Seabern, John Wallace
RS Growth Fund (05/12/92) RSGRX	Invests in larger growth companies diversified across growth sectors of the US economy	John Seabern, John Wallace
RS Technology Fund (11/15/95) RSIFX	Focuses on the technology sector across all market-caps	Steve Bishop, Allison Thacker
Value Funds: Access to undervalued companies undergoing structural change		
RS Partners Fund (07/12/95) RSPFX	Invests in small-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Value Fund (06/30/93) RSVAX	Invests in mid-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Investors Fund (11/15/05) RSINX	Concentrated portfolio of value stocks featuring the RS Value Team's strongest investment ideas	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Global Natural Resources Fund (11/15/95) RSNRX	Invests in a diversified portfolio of companies with superior natural resource assets and demonstrated histories of prudent capital allocation	MacKenzie Davis, Andy Pilara, Ken Settles
RS Large Cap Value Fund (02/03/03)* RLCVX	Invests in large-cap companies believed to be undervalued	Thomas Cole, Thomas Digenan, Scott Hazen, John Leonard
Core Equity Funds: All-weather equity		
RS Small Cap Core Equity Fund (05/01/97)* GPSCX	Invests in companies across the US small-cap market	Matthew Ziehl
RS Core Equity Fund (06/01/72)* GPAFX	A diversified large-cap equity fund seeking companies with strong competitive advantages	Mani Govil
RS Equity Dividend Fund (07/31/07) REDAX	Invests in companies with growing dividends and long-term growth potential	Raymond Anello
RS S&P 500 Index Fund (08/07/00)* GUSPX	Tracks the investment performance of the S&P 500 Index, which emphasizes large-cap companies	Jonathan Jankus, Stewart Johnson
RS Asset Allocation Fund (02/16/93)* GUAAX	A 'fund of funds', strategically invested in a mix of equity and fixed income securities	Jonathan Jankus, Stewart Johnson
International Funds: International Diversification		
RS International Growth Fund (02/16/93)* GUBGX	Invests in international growth companies	R. Robin Menzies
RS Emerging Markets Fund (05/01/97)* GBEMX	Invests in growth companies in emerging markets	Edward Hocknell
Fixed Income Funds: Current income and total return potential		
RS Investment Quality Bond Fund (02/16/93)* GUIQX	A diversified portfolio of generally intermediate duration (3 - 10 years) investment-grade bonds	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (07/30/03)* RLDAX	A diversified portfolio of generally short duration (1 -3 years) investment-grade debt securities	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (09/01/98)* GUHYX	A diversified portfolio of debt securities rated below investment grade	Ho Wang
RS Tax-Exempt Fund (02/16/93)* GUTEX	A diversified portfolio of tax-exempt municipal obligations	Alexander Grant, Jr.
RS Money Market Fund (11/03/82)* GCMXX	A diversified portfolio of money market instruments	Alexander Grant, Jr.

Featured in this report

* The date of inception is that of the predecessor Fund.

Refer to the prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we mail only one copy of a Fund's prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Annual report.)

388 Market Street San Francisco CA 94111	www.RSinvestments.com	Call 800-766-FUND

EB-015095 (12/07) AR711_CE

07	ANNUAL REPORT

07 ANNUAL REPORT

Fixed Income Funds

RS Investment Quality Bond Fund

RS Low Duration Bond Fund

RS High Yield Bond Fund

RS Tax-Exempt Fund

RS Money Market Fund

12.31.07

Class A, B, C and K Shares

Performance Update Average Annual Returns as of 12/31/07

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds
RS Investment Quality Bond Fund, Class A	GUIQX	02/16/93
without sales charge			5.73%	3.95%	4.09%	5.45%	5.51%
with maximum sales charge			1.74%	2.64%	3.30%	5.04%	5.24%
RS Investment Quality Bond Fund, Class B	RIQBX	08/07/00
without sales charge			5.05%	3.21%	3.32%	n/a	5.02%
with sales charge			2.05%	2.59%	3.15%	n/a	5.02%
RS Investment Quality Bond Fund, Class C	RIQCX	08/07/00
without sales charge			5.05%	3.21%	3.32%	n/a	5.02%
with sales charge			4.05%	3.21%	3.32%	n/a	5.02%
RS Investment Quality Bond Fund, Class K	RIQKX	05/15/01
without sales charge			5.31%	3.54%	3.68%	n/a	4.88%
RS Low Duration Bond Fund, Class A	RLDAX	07/30/03
without sales charge			5.29%	3.58%	n/a	n/a	2.95%
with maximum sales charge			2.88%	2.79%	n/a	n/a	2.43%
RS Low Duration Bond Fund, Class B	RLDBX	07/30/03
without sales charge			4.51%	2.81%	n/a	n/a	2.19%
with sales charge			1.51%	2.17%	n/a	n/a	1.98%
RS Low Duration Bond Fund, Class C	RLDCX	07/30/03
without sales charge			4.51%	2.81%	n/a	n/a	2.19%
with sales charge			3.51%	2.81%	n/a	n/a	2.19%
RS Low Duration Bond Fund, Class K	RLDKX	07/30/03
without sales charge			4.87%	3.16%	n/a	n/a	2.54%

Performance quoted represents past performance and does not guarantee future results. Performance shown for the Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio for RS Investment Quality Bond Fund Class A, B, C, and K shares are 1.01%, 1.98%, 2.02%, and 1.39%, respectively; for RS Low Duration Bond Fund Class A, B, C, and K shares are 1.45%, 2.22%, 2.24%, and 1.53%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS Investment Quality Bond Fund and 2.25% for RS Low Duration Bond Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

Money market funds are neither insured nor guaranteed by the FDIC or any other agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

This report may be used only when preceded or accompanied by a prospectus. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

Performance Update Average Annual Returns as of 12/31/07

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds
RS High Yield Bond Fund, Class A	GUHYX	09/01/98
without sales charge			1.04%	4.45%	8.36%	n/a	5.05%
with maximum sales charge			–2.73%	3.11%	7.54%	n/a	4.62%
RS High Yield Bond Fund, Class B	RHYBX	09/01/98
without sales charge			0.28%	3.67%	7.52%	n/a	4.16%
with sales charge			–2.54%	3.09%	7.37%	n/a	4.16%
RS High Yield Bond Fund, Class C	RHYCX	08/07/00
without sales charge			0.28%	3.67%	7.52%	n/a	4.42%
with sales charge			–0.66%	3.67%	7.52%	n/a	4.42%
RS High Yield Bond Fund, Class K	RHYKX	05/15/01
without sales charge			0.64%	4.04%	7.93%	n/a	5.91%
RS Tax-Exempt Fund, Class A	GUTEX	02/16/93
without sales charge			1.47%	3.49%	4.03%	4.95%	4.94%
with maximum sales charge			–2.31%	2.17%	3.24%	4.55%	4.67%
RS Tax-Exempt Fund, Class C	RETCX	08/07/00
without sales charge			0.71%	2.72%	3.25%	n/a	4.65%
with sales charge			–0.26%	2.72%	3.25%	n/a	4.65%
RS Money Market Fund, Class A	GCMXX	09/13/82
without sales charge			4.45%	3.70%	2.40%	3.10%	4.87%
RS Money Market Fund, Class B	RMBXX	05/01/96
without sales charge			3.67%	2.97%	1.93%	2.68%	2.95%
with sales charge			0.67%	2.33%	1.74%	2.68%	2.95%
RS Money Market Fund, Class C	RMCXX	08/07/00
without sales charge			3.67%	2.97%	1.93%	n/a	1.95%
with sales charge			2.67%	2.97%	1.93%	n/a	1.95%
RS Money Market Fund, Class K	RMKXX	05/15/01
without sales charge			4.03%	3.29%	2.09%	n/a	1.85%

Performance quoted represents past performance and does not guarantee future results. Performance shown for the Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 2.21%, 2.14%, and 1.52%; for RS Tax-Exempt Fund Class A and C shares are 0.91% and 1.91%, respectively; for RS Money Market Fund Class A, B, C, and K shares are 0.87%, 1.82%, 1.66%, and 1.30%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS High Yield Bond Fund and RS Tax-Exempt Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class A shares of RS Money Market Fund and Class K shares of any fund. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

Money market funds are neither insured nor guaranteed by the FDIC or any other agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

This report may be used only when preceded or accompanied by a prospectus. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	1

This page is intentionally left blank.

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Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

www.RSinvestments.com	3

Highlights

Lipper Rankings and Morningstar Ratings

The following RS Funds were ranked in the Top Quartile of their peer groups by Lipper1 for one or more of the one-, five- and ten-year periods ending 12/31/07. Rankings are based on total returns. Additionally some of these RS Funds received Four-Star Overall Morningstar Ratings™2 (including the effects of sales charges, loads, and redemption fees). The ratings are based on risk-adjusted returns as of 12/31/07.

RS Fund	1-Year	5-Year	10-Year	Overall Morningstar Rating™

Growth
RS Emerging Growth Fund	Lipper Category: Small-Cap Growth			without sales charge	(out of 671 small growth funds)
	1st 142/591	2nd 151/394	2nd 46/179
				including the effect of sales charges, loads, and redemption fees	(out of 671 small growth funds)
RS Select Growth Fund	Lipper Category: Small-Cap Growth			without sales charge	(out of 671 small growth funds)
	2nd 152/591	3rd 271/394	1st 42/179
				including the effect of sales charges, loads, and redemption fees	(out of 671 small growth funds)
RS MidCap Opportunities Fund	Lipper Category: Mid-Cap Growth			without sales charge	(out of 811 mid-cap growth funds)
	2nd 246/601	1st 95/404	2nd 58/170
				including the effect of sales charges, loads, and redemption fees	(out of 811 mid-cap growth funds)
RS Growth Fund	Lipper Category: Multi-Cap Growth			without sales charge	(out of 1,449 large growth funds)
	3rd 285/518	1st 76/339	2nd 70/146
				including the effect of sales charges, loads, and redemption fees	(out of 1,449 large growth funds)
RS Technology Fund	Lipper Category: Science and Technology			without sales charge	(out of 269 specialty-technology funds)
	1st 52/269	1st 15/223	1st 10/55
				including the effect of sales charges, loads, and redemption fees	(out of 269 specialty-technology funds)
Value
RS Partners Fund	Lipper Category: Small-Cap Core			without sales charge	(out of 520 small blend funds)
	3rd 495/775	1st 24/478	1st 18/169
				including the effect of sales charges, loads, and redemption fees	(out of 520 small blend funds)
RS Value Fund	Lipper Category: Mid-Cap Value			without sales charge	(out of 420 mid-cap blend funds)
	2nd 104/313	1st 10/194	2nd 20/59
				including the effect of sales charges, loads, and redemption fees	(out of 420 mid-cap blend funds)
Core Equity
RS Small Cap Core Equity Fund	Lipper Category: Small-Cap Core			without sales charge	(out of 671 small growth funds)
	1st 143/775	3rd 280/478	3rd 120/169
				including the effect of sales charges, loads, and redemption fees	(out of 671 small growth funds)
RS Core Equity Fund	Lipper Category: Large-Cap Core			without sales charge	(out of 1,623 large blend funds)
	1st 31/835	2nd 217/572	4th 238/287
				including the effect of sales charges, loads, and redemption fees	(out of 1,623 large blend funds)
International
RS Emerging Markets Fund	Lipper Category: Emerging Markets			without sales charge	(out of 206 diversified emerging market funds)
	1st 37/254	1st 25/167	1st 19/91
				including the effect of sales charges, loads, and redemption fees	(out of 206 diversified emerging market funds)
Fixed Income
RS Tax-Exempt Fund	Lipper Category: General Municipal			without sales charge	(out of 252 muni national long funds)
	3rd 127/237	1st 50/211	1st 12/143
				including the effect of sales charges, loads, and redemption fees	(out of 252 muni national long funds)

Performance quoted represents past performance and does not guarantee future results.

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Four time winner — RS Receives 2007 Dalbar Service Award

RS Investments received Dalbar’s Service Award for the fourth year in a row! The award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. Dalbar is a leading financial services consulting firm committed to raising the standards of excellence in the financial service industry.

RS Investments Recognized for Excellence in Shareholder Communications for Fourth Time.

The Mutual Fund Education Alliance awarded RS Investments an “Honorable Mention” for our ‘Special Communications’ entry of our Strategy Brochures. They were noted by MFEA members as a “very effective, consistent and comprehensive communication.” The annual STAR (Shareholder Trust and Responsibility) Awards program recognizes mutual fund firms for outstanding shareholder communications, education, and support. Each year the MFEA examines the best educational materials, both in print and electronic, in the mutual fund industry and then asks industry judges to select from the best. In 2007, 29 different companies were recognized for excellence in 32 categories ranging from best annual report to best online innovation. Past awards for RS Investments have gone to entries in the ‘online innovation’ and ‘shareholder newsletter online version’ categories.

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2008 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2008 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com. Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

2

© 2008 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

Please note, some of the Morningstar proprietary calculations, including the Morningstar Rating™, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar Rating™ based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

RS Emerging Growth Fund was rated against the following numbers of U.S.-domiciled Small Growth funds over the three-, five-, and 10-year periods: 671, 556, and 258, respectively. With respect to these Small Growth funds, RS Emerging Growth Fund received a Morningstar Rating of 2, 3, and 2 stars (and 3, 3, and 2 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Select Growth Fund was rated against the following numbers of U.S.-domiciled Small Growth funds over the three-, five-, and 10-year periods: 671, 556, and 258, respectively. With respect to these Small Growth funds, RS Select Growth Fund received a Morningstar Rating of 2, 2, and 3 stars (and 3, 2, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS MidCap Opportunities Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Growth funds over the three-, five-, and 10-year periods: 811, 682, and 291, respectively. With respect to these Mid-Cap Growth funds, RS MidCap Opportunities Fund received a Morningstar Rating of 3 stars (and 3, 4, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Growth Fund was rated against the following numbers of U.S.-domiciled Large Growth funds over the three-, five-, and 10-year periods: 1,449, 1,215, and 554, respectively. With respect to these Large Growth funds, RS Growth Fund received a Morningstar Rating of 3, 4, and 3 stars (and 4, 5, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Technology Fund was rated against the following numbers of U.S.-domiciled Specialty-Technology funds over the three-, five-, and 10-year periods: 269, 245, and 64, respectively. With respect to these Specialty-Technology funds, RS Technology Fund received a Morningstar Rating of 3, 4, and 3 stars (and 3, 4, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Partners Fund was rated against the following numbers of U.S.-domiciled Small Blend funds over the three-, five-, and 10-year periods: 520, 409, and 164, respectively. With respect to these Small Blend funds, RS Partners Fund received a Morningstar Rating of 2, 5, and 4 stars (and 3, 5, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Value Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Blend funds over the three-, five-, and 10-year periods: 420, 336, and 143, respectively. With respect to these Mid-Cap Blend funds, RS Value Fund received a Morningstar Rating of 3, 5, and 3 stars (and 4, 5, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Small Cap Core Equity Fund was rated against the following numbers of U.S.-domiciled Small Growth funds over the three-, five-, and 10-year periods: 671, 556, and 258, respectively. With respect to these Small Growth funds, RS Small Cap Core Equity Fund received a Morningstar Rating of 2, 2, and 3 stars (and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Core Equity Fund was rated against the following numbers of U.S.-domiciled Large Blend funds over the three-, five-, and 10-year periods: 1,623, 1,278, and 594, respectively. With respect to these Large Blend funds, RS Core Equity Fund received a Morningstar Rating of 4, 2, and 1 stars (and 5, 3, and 1 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Emerging Markets Fund was rated against the following numbers of U.S.-domiciled Diversified Emerging Markets funds over the three-, five-, and 10-year periods: 206, 187, and 103, respectively. With respect to these Diversified Emerging Markets funds, RS Emerging Markets Fund received a Morningstar Rating of 4, 3, and 4 stars (and 5, 4, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Tax-Exempt Fund was rated against the following numbers of U.S.-domiciled Muni National Long funds over the three-, five-, and 10-year periods: 252, 244, and 192, respectively. With respect to these Muni National Long funds, RS Tax-Exempt Fund received a Morningstar Rating of 2, 3, and 3 stars (and 3, 3, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively.

Performance quoted represents past performance and does not guarantee future results.

www.RSinvestments.com	5

CEO’s Letter

Terry R. Otton

CEO, RS Investments

Dear Fellow Shareholders,

Thank you for taking the time to read our 2007 Annual Report. Inside, you’ll find insightful detail from your portfolio management teams regarding your investments with RS. The letters within this report illuminate the depth of research that goes into your funds and illustrate why we believe fundamental research and investment discipline are critical inputs to your portfolio, particularly during volatile markets such as 2007 (and, so far, in 2008).

Market Overview

After performing well during the first half of the year, the equity and fixed income markets closed out 2007 amid rising uncertainty and considerable volatility. The driving influence was continued fallout from the sub-prime mortgage debacle, the drying up of available credit, and the potential spillover effects these issues may have on housing values, consumer spending, and the economy as a whole.

Through a year marked by extremes, reflecting both excessive optimism and pessimism, the main proxy for the large cap US market, the S&P 500 Index, closed up 5.49% for the year, while the small cap market, as evidenced by the Russell 2000 Index, lost 1.57%.

Upon close examination into the style differences in the equity markets, the tale was quite different. Growth outperformed value for the first time since 1999, led by strong gains in the technology sector, while value was pulled down by weak financials. These contrasting sectors contributed to the small cap growth index’s 16.83% difference in performance over the small cap value index (7.05% for Russell 2000 Growth Index versus -9.78% for the Russell 2000 Value Index).

Investors who have been in the market for longer periods know that investment styles are cyclical. Arguments in favor of value versus growth, large versus small, domestic versus international and equity versus fixed income are blunted with the passage of time. As we all well know, each asset class has played an important role in overall returns over time. Changing leadership among these important asset classes underscores the importance of a well-diversified

6	Call 1.800.766.FUND

portfolio, with ownership of each of these major asset classes being considered. The “right” amount, of course, depends on the individual and can be arrived at with the informed help of your financial adviser.

RS Investments: Specialization and Experience

The RS fund family offers funds from a broad spectrum of investment options across major asset classes. We’ve organized our business into distinct investment specializations — across growth, core, value, international, and fixed income — so that we can deliver significant expertise within each asset class.

We believe this approach delivers exceptional value to our clients. You can be assured that each deep and experienced investment team remains focused on its expertise and that we hold our teams accountable to the highest investment standards. Your benefit lies in the fact that you can hire specialized experts to serve each important component of your investment portfolio — with one fund family. Across our product platform, you’re hiring skilled and experienced teams to invest on your behalf.

We continue to invest heavily in our core capabilities: research and portfolio management. Last year alone, we hired seven analysts across our distinct investment teams, bringing the total number of investment professionals to 33 within Core, Growth, and Value teams. Additionally, in 2007, we established portfolio management teams on several of our growth products, which empowered those investment professionals closest to the information to make portfolio decisions.

The sub-advisers to the RS Funds also made substantial investments in their core capabilities. Guardian, our fixed-income sub-adviser, and Baillie Gifford, our international sub-adviser, totaled 28 and 13 investment professionals, respectively.

We aim to set new and higher standards of investment excellence by adopting industry best practices and fine-tuning them within our time-tested investment processes.

What was the result of all our efforts? We believe we made an exceptional investment management team even stronger. Our quest toward that end will continue. It’s what has brought us to where we are today and it’s what will allow us to earn your continued trust and business long into the future.

Performance Update†

Despite the challenging market environment in 2007, RS funds performed well and within our expectations. Value funds started the year strong, yet struggled against significant headwinds in the latter half of the year. Overall, in the face of a challenging market, we are pleased with their overall resilience. In the face of this difficulty, the team continues to have confidence in the companies within its portfolios, many of which are now trading at their most attractive valuations in years.

Supported by growth tailwinds and augmented by strong research and stock selection, 83% of the RS growth funds (Class A shares) outperformed their respective growth benchmarks for the year.

Core equity funds delivered strong full-year performance as well. RS Core Equity Fund handily beat its large cap benchmark for the year and RS Small Cap Core Equity Fund delivered strong performance, outperforming its benchmark.

RS fixed income funds’ conservative stance averted many of the subprime-related issues in the fixed income markets. The Lehman Aggregate Bond Index outperformed the S&P 500 Index for the year, reflecting the uncertainty in the equity markets and investors’ flight for safety toward the latter half of the year.

RS international and emerging markets funds finished the year with double digit gains. RS Emerging Markets Fund, in particular, posted strong returns as the countries with fast-developing economies led worldwide investment results.

Notable Recognitions

Institutional Investor recently recognized Mani Govil, portfolio manager of RS Core Equity Fund and leader of the Core Equity Team, as one of the “Rising Stars” of the mutual fund business. The publication placed Mani in rarefied company — one of only 20 named among many thousands in our industry.*

www.RSinvestments.com	7

CEO’s Letter (continued)

The recognition couldn’t be more deserved. Mani has accomplished so much in his eleven year investment career. We are fortunate to have his talent, passion and enthusiasm focused on our shareholders’ success. Since assuming management of the Fund in August 2005, Mani has shaped a formidable investment team and carried out a well-defined investment process. The results speak for themselves based on total returns: the RS Core Equity Fund (Class A shares) has performed within the top 4% and 7% of its Lipper large cap core peers over the one- and three-year periods, respectively (and top 38% and 83% for the five- and 10-year periods, respectively. See previous page for additional ranking information.). A quest for risk-adjusted returns, detailed research and strong team involvement are hallmarks of Mani’s style and we’re proud to have him on our team.

Dalbar, a well-known financial services consulting firm, recently awarded RS Investments the “Dalbar Service Award” for providing exceptional service to our shareholders. This is the fourth consecutive year RS has received this distinction. We’re honored by Dalbar’s continuing recognition of our efforts to serve our shareholders with excellence.

Experience Counts

So far, 2008 has proven to be a challenging environment. With the market selling off one day only to surge the next, it certainly has made for an unsettling near-term investing experience. In times like these, it’s worth mentioning that RS Investments has experienced all kinds of market environments during its 22 years in business. Each of our specialized investment teams at RS averages anywhere between 12 and 28 years’ experience in the industry. Across the entire RS fund family, 74 investment professionals work on your behalf. Each market cycle has its own unique circumstances and the value of time-tested experience is immeasurable. We hope you’ll take some comfort in knowing that your assets are invested by true professionals in every sense of the word.

From all of us at RS Investments, we wish you a healthy and prosperous 2008. Thank you for the trust you’ve placed in us.

Sincerely,

Terry Otton

Chief Executive Officer

†  See next page for performance information

*  Nominees are submitted by professionals throughout the mutual fund industry and are vetted and selected by Institutional Investor’s editorial staff. According to Institutional Investor, the selected individuals meet the criteria of having demonstrated expertise, dedication and consistency in their careers, indicating they will likely be the trendsetters of the future. The winning nominees manage and contribute to the management of funds at firms overseeing a total of more than $400 billion in assets and investments. Their specializations include annuities, fixed income, international equities, separately-managed accounts, retail and institutional accounts, retirement accounts, fund administration and technology.

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Performance Update, Class A Shares (as of 12/31/07)

Fund (Inception Date)	1-Year	3-Year	5-Year	10-Year	Since Inception
RS Emerging Growth Fund (11/30/87)
without sales charge	13.94%	7.88%	16.23%	9.61%	15.36%
with maximum sales charge	8.52%	6.15%	15.11%	9.08%	15.08%
Russell 2000® Growth Index	7.05%	8.11%	16.50%	4.32%	9.30%
RS Smaller Company Growth Fund (08/15/96)
without sales charge	4.64%	5.33%	16.75%	8.82%	11.18%
with maximum sales charge	-0.32%	3.63%	15.62%	8.29%	10.70%
Russell 2000 Growth Index	7.05%	8.11%	16.50%	4.32%	5.63%
RS Select Growth Fund (08/01/96)
without sales charge	13.68%	6.53%	14.14%	9.83%	13.17%
with maximum sales charge	8.29%	4.82%	13.03%	9.30%	12.68%
Russell 2500® Growth Index	9.69%	10.03%	17.43%	6.62%	8.11%
Russell 2000 Growth Index	7.05%	8.11%	16.50%	4.32%	5.90%
RS MidCap Opportunities Fund (07/12/95)
without sales charge	17.53%	12.10%	18.64%	9.28%	12.08%
with maximum sales charge	11.92%	10.29%	17.50%	8.76%	11.64%
Russell Midcap® Growth Index	11.43%	11.39%	17.90%	7.59%	9.78%
RS Growth Fund (05/12/92)
without sales charge	13.10%	11.73%	17.63%	6.57%	11.85%
with maximum sales charge	7.73%	9.94%	16.49%	6.05%	11.51%
Russell 1000® Growth Index	11.81%	8.68%	12.11%	3.83%	8.71%
RS Technology Fund (11/15/95) (formerly The Information Age Fund®)
without sales charge	22.25%	10.52%	23.42%	9.99%	10.17%
with maximum sales charge	16.46%	8.74%	22.22%	9.45%	9.73%
S&P 500® Index	5.49%	8.62%	12.83%	5.91%	9.56%
S&P GSTITM Composite Index	16.27%	8.56%	15.06%	5.41%	8.55%
RS Partners Fund (07/12/95)
without sales charge	-3.78%	6.20%	21.20%	11.83%	14.42%
with maximum sales charge	-8.35%	4.49%	20.02%	11.29%	13.97%
Russell 2000® Value Index	-9.78%	5.27%	15.80%	9.06%	12.03%
RS Value Fund (06/30/93)
without sales charge	3.76%	10.48%	23.68%	10.70%	8.53%
with maximum sales charge	-1.17%	8.70%	22.49%	10.16%	8.16%
Russell Midcap® Value Index	-1.42%	10.11%	17.92%	10.18%	12.95%
RS Investors Fund (11/15/05)
without sales charge	-0.72%	—	—	—	9.74%
with maximum sales charge	-5.46%	—	—	—	7.25%
Russell 3000® Value Index	-1.01%	—	—	—	10.66%
Russell 3000® Index	5.14%	—	—	—	10.70%
S&P 500® Index	5.49%	—	—	—	10.80%
RS Global Natural Resources Fund (11/15/95)
without sales charge	32.07%	26.63%	31.15%	16.52%	15.02%
with maximum sales charge	25.79%	24.60%	29.89%	15.95%	14.56%
S&P 500® Index	5.49%	8.62%	12.83%	5.91%	9.56%
Lipper Natural Resources Index	39.64%	32.99%	32.05%	15.76%	17.27%
S&P GSSITM Natural Resources Index	34.44%	28.99%	29.15%	12.80%	N/A
RS Large Cap Value Fund (02/03/03)
without sales charge	-0.01%	8.81%	—	—	14.22%
with maximum sales charge	-4.73%	7.06%	—	—	13.09%
Russell 1000® Value Index	-0.17%	9.32%	—	—	15.36%
RS Small Cap Core Equity Fund (05/01/97)
without sales charge	4.84%	6.96%	15.00%	7.03%	9.66%
with maximum sales charge	-0.12%	5.24%	13.89%	6.51%	9.17%
Russell 2000® Index	-1.57%	6.80%	16.25%	7.08%	9.09%
RS Core Equity Fund (06/01/72)
without sales charge	14.78%	11.70%	12.23%	3.46%	12.92%
with maximum sales charge	9.34%	9.91%	11.14%	2.96%	12.77%
S&P 500® Index (“Since Inception” performance from 5/31/72)	5.49%	8.62%	12.83%	5.91%	11.07%

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio for the Class A shares of the RS Funds are: RS Emerging Growth Fund (1.49%), RS Smaller Company Growth Fund (1.51%), RS Select Growth Fund (1.62%), RS MidCap Opportunities Fund (1.33%), RS Growth Fund (1.33%), RS Technology Fund (1.61%), RS Partners Fund (1.50)%, RS Value Fund (1.34%), RS Investors Fund (1.59%), RS Global Natural Resources Fund (1.51%), RS Large Cap Value Fund (1.35%), RS Small Cap Core Equity Fund (1.26%), and RS Core Equity Fund (0.94%). The performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% that became effective on October 9, 2006. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. A “deferred sales charge” also known as “back end load” or “CDSC” is incurred when liquidating an A share purchase over $1 million, for example, before a specified holding period. Any sales charges are in addition to the fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

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CEO’s Letter (continued)

Performance Update, Class A Shares (as of 12/31/07)

Fund (Inception Date)	1-Year	3-Year	5-Year	10-Year	Since Inception
RS S&P 500 Index Fund (08/07/00)
without sales charge	4.86%	8.06%	12.21%	—	1.16%
with maximum sales charge	1.72%	6.96%	11.51%	—	0.75%
S&P 500® Index	5.49%	8.62%	12.83%	—	1.61%
RS Equity Dividend Fund* (07/31/07)
without sales charge	—	—	—	—	-4.42%
with maximum sales charge	—	—	—	—	-8.97%
Dow Jones U.S. Select Dividend Index	—	—	—	—	-3.30%
RS International Growth Fund (02/16/93)
without sales charge	14.17%	17.36%	19.31%	6.54%	8.62%
with maximum sales charge	8.73%	15.48%	16.17%	6.02%	8.26%
MSCI EAFE Growth Index	16.84%	17.66%	20.25%	6.75%	7.71%
RS Emerging Markets Fund (05/01/97)
without sales charge	43.72%	39.75%	38.93%	16.53%	14.51%
with maximum sales charge	36.88%	37.50%	37.59%	15.96%	13.99%
MSCI EMF Index	39.78%	35.60%	37.46%	14.53%	11.38%
RS Investment Quality Bond Fund (02/16/93)
without sales charge	5.73%	3.95%	4.09%	5.45%	5.51%
with maximum sales charge	1.74%	2.64%	3.30%	5.04%	5.24%
Lehman Brothers Aggregate Bond Index	6.97%	4.56%	4.42%	5.97%	6.35%
RS Low Duration Bond Fund (07/30/03)
without sales charge	5.29%	3.58%	—	—	2.95%
with maximum sales charge	2.88%	2.79%	—	—	2.43%
Lehman Brothers U.S. Government 1-3 Year Bond Index	7.10%	4.29%	—	—	3.35%
RS High Yield Bond Fund (09/01/98)
without sales charge	1.04%	4.45%	8.36%	—	5.05%
with maximum sales charge	-2.73%	3.11%	7.54%	—	4.62%
Lehman Brothers Corporate High Yield Index	1.87%	5.40%	10.91%	—	6.03%
RS Tax-Exempt Fund (02/16/93)
without sales charge	1.47%	3.49%	4.03%	4.95%	4.94%
with maximum sales charge	-2.31%	2.17%	3.24%	4.55%	4.67%
Lehman Brothers Municipal Bond Index	3.36%	3.91%	4.30%	5.17%	5.78%
RS Money Market Fund (09/13/82)
without sales charge	4.45%	3.70%	2.40%	3.10%	4.87%
Lehman Brothers 3-Month T-Bill Index (“Since Inception” performance from 8/31/82)	5.11%	4.35%	3.09%	3.80%	5.42%
RS Asset Allocation Fund (02/16/93)
without sales charge	4.82%	7.26%	11.63%	5.34%	8.56%
with maximum sales charge	-0.19%	5.53%	10.55%	4.83%	8.21%
Custom Index: 60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index	6.22%	7.07%	9.51%	6.26%	9.13%

*	RS Equity Dividend Fund “since inception” return is not annualized and represents cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio for the Class A shares of the RS Funds are: RS S&P 500 Index Fund (0.70%), RS Equity Dividend Fund (1.40%), RS International Growth Fund (1.64%), RS Emerging Markets Fund (1.68%), RS Investment Quality Bond Fund (1.01%), RS Low Duration Bond Fund (1.45%), RS High Yield Bond Fund (1.17)%, RS Tax-Exempt Fund (0.91%), RS Money Market Fund (0.87%), and RS Asset Allocation Fund (1.86%). The performance quoted “with maximum sales charge” reflects the current maximum sales charge of up to 4.75% (certain Funds reflect lower maximum sales charges specific to that Fund). Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. A “deferred sales charge” also known as “back end load” or “CDSC” is incurred when liquidating an A share purchase over $1 million, for example, before a specified holding period. Any sales charges are in addition to the fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

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Portfolio Manager Biographies

Our People – A Commitment to Quality

At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

RS Investments (RS) is the investment adviser for the RS Funds. Guardian Investor Services LLC (GIS) serves as investment subadviser for RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund.

Howard W. Chin (GIS)

has been a co-portfolio manager of RS Investment Quality Bond Fund since 1998* and of RS Low Duration Bond Fund since 2003.* Mr. Chin has been a managing director at Guardian Life since 1997. He also manages part of the fixed-income assets of Guardian Life and the fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, Mr. Chin spent four years as a strategist at Goldman Sachs & Company. Mr. Chin earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr. (GIS)

has been a co-portfolio manager of RS Investment Quality Bond Fund and of RS Low Duration Bond Fund since 2004.* Mr. Crimmins has been a managing director of Guardian Life since 2004. From March 2001 to March 2004, Mr. Crimmins was a senior director at Guardian Life and prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

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Portfolio Manager Biographies (continued)

Alexander M. Grant, Jr. (GIS)

has managed RS Tax-Exempt Fund since 1993* and RS Money Market Fund (previously RS Cash Management Fund) since 1986.* Mr. Grant has been managing director at Guardian Life since 1999 and has managed Guardian Life’s tax-exempt assets since 1993. He holds a B.A. in English from State University of New York at Buffalo.

Ho Wang (GIS)

has managed RS High Yield Bond Fund since April 2006.* Before joining Guardian Life as a managing director in March 2006, Mr. Wang served as senior portfolio manager, high yield for seven years at Muzinich & Co., Inc. managing a high-yield total return portfolio. He earned a B.A. in political science and economics from Queens College and an M.B.A. from St. John’s University.

*	Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

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RS Investment Quality Bond Fund

Co-Portfolio Managers

Howard W. Chin

Robert J. Crimmins, Jr.

Fund Philosophy

RS Investment Quality Bond Fund seeks a high level of current income and capital appreciation without undue risk to principal. The Fund normally diversifies its asset allocations broadly among the debt securities markets but may emphasize some sectors over others based on their attractiveness relative to one another.

Investment Process

The Fund normally invests at least 80% of its net assets in investment grade debt securities, such as corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds and obligations of the U.S. government and its agencies. The Fund’s investments are allocated among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors.

Performance

RS Investment Quality Bond Fund had a total return of 5.73% for the year ended December 31, 2007, as compared to the average fund in the Lipper Investment Grade peer group, which returned 4.71% for the same period. (The peer group consisted of 547 mutual funds that invest primarily in investment grade debt with average maturities of five to 10 years.)

In contrast, the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index2, which is generally considered to be representative of U.S. bond market activity, returned 6.97% in 2007. The corresponding results for the fourth quarter of 2007 were 2.59% for the Fund, 1.81% for the average fund in the peer group, and 3.00%, for the Index, respectively.

Portfolio Review

How do we describe 2007? To say that it was a difficult year for many bond investors would be like calling Hurricane Katrina a rain shower. The havoc wrought on the bond market in 2007 was more disruptive and widespread than any financial event in recent memory. Because no simple description or catchy phrase seems to do the crisis justice, instead we will touch on the watershed events of 2007 and discuss how we navigated the storm. In short, in 2007 the Fund did not hold or invest in any collaterized debt obligations (CDOs), structured investment vehicles (SIVs), or subprime adjustable rate mortgages (ARMs); more on these topics is discussed below.

The year 2007 marked a sea change in the financial markets as the easy credit environment of the past few years came to a screeching halt. The problem first became evident in the subprime mortgage sector, but lax lending standards had been a broader problem, and the consequences soon spread to nearly every corner of the financial market. We first saw the broader fallout of lax lending (massive unwinding of leverage, spreading of the subprime-related problems, frozen or illiquid markets, and substantial increase in the premiums demanded by investors to undertake any sort of risk) in the third quarter, but they continued well into the fourth quarter. Billions of dollars of losses were reported, but it was unclear whether there was more to come. We believe there is.

As everyone knows by now, subprime mortgages are loans made to less creditworthy borrowers and their easy availability was a key factor in driving up home prices. In fact, they fed on each other. As the housing market exploded, borrowers took advantage of the availability of subprime mortgages to get their piece of the American dream. This in turn drove up home prices, which brought in more eager homebuyers and more eager lenders competing to provide the most attractive loan terms. Very often ARMs were made to borrowers who did not put any money down or provide any proof of their ability to repay.

You might ask why any lender would originate such a risky loan. The answer is simple: the lenders were not at risk (except for a short period). The loans were subsequently repackaged into bonds and sold to investors, who assumed the risk of owning the loans. As a result of this risk transfer, the originators had little incentive to underwrite their loans to tighter standards. Once sold, the loans were someone else’s problem. (Their real incentive was to maximize their origination and repackaging fees by originating as many loans as possible.)

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RS Investment Quality Bond Fund (continued)

This set up a precarious situation for investors but so long as home values kept increasing, the game could continue. Problems quickly arose, however. Investors noticed that many loans were experiencing unprecedented delinquency and default rates, with some loans defaulting right after they closed. As a result, investor demand for subprime mortgages evaporated. With no one to sell the loans to, many originators could not make any new loans because they did not have the capital to retain them on their own balance sheets. As a result, the market essentially disappeared. Many originators declared bankruptcy or exited the subprime business altogether. In the end, the house of cards that propped up home prices, allowed consumers access to easy credit, and created a mortgage origination machine, collapsed.

There was another major aspect to the subprime problem. As investor demand dried up, trading liquidity dried up and bond prices fell. Bonds backed by subprime ARMs had the worst delinquencies and defaults and suffered large price declines (especially the lower-rated ones). Billions of dollars worth of bonds were subsequently downgraded by the rating agencies. Many investors were left with hard-to-value and impossible-to-sell assets and every segment of the investor community (banks, insurance companies, traditional money managers, mutual funds, hedge funds, and special purpose investment vehicles) was affected, both here and abroad.

Had this problem been just limited to investors who bought bonds with cash, the fallout probably would have been fairly well contained. However, subprime bonds had become a common building block for other financial transactions such as CDOs and SIVs. High-yielding CDOs were frequently bought by hedge funds, which used leverage (borrowed money) to magnify their returns, but in a downturn, leverage just magnified their losses. Several hedge funds (both domestic and overseas) became worthless. CDOs were also bought by investment-grade and high-yield bond funds whose net asset values (NAVs) were adversely affected by the sharp decline in subprime valuations.

Even money market funds were negatively affected by falling subprime values. In a reach for higher-yielding assets, many money market funds (again, both domestic and overseas) invested in short-term debt issued by SIVs. The value of that debt dropped, however, as the value of the SIVs’ assets plummeted and threatened the money market funds’ ability to seek to maintain a $1.00 net asset value per share. Several funds had to be rescued by deep-pocketed advisers to avoid “breaking the buck.” The sharp decline in subprime values also resulted in multi-billion dollar write-downs at many Wall Street firms and commercial banks, with a corresponding curtailment in their capital commitment and lending activities. Credit and capital became scarce and more expensive.

The Federal Reserve Board responded to this crisis by cutting the federal funds rate and the discount rate 0.50% in the fourth quarter (0.25% each in October and December). These moves brought the federal funds rate to 4.25% at year-end, down 1.00% for the year, while the discount rate stood at 4.75%, down 1.50% for the year. As importantly, the Fed also instituted a special auction program in coordination with European central banks to provide additional liquidity. The auctions were well-received and helped restore investor confidence regarding the operation of the global financial system.

Treasury rates moved lower during the fourth quarter as investors sought the safe haven of Treasuries amid concerns that the financial crisis might dampen economic growth. The yield on the two-year Treasury dropped by 0.94% to 3.05%, while the 10-year yield moved lower by 0.56% to finish the year at 4.02%. In addition, the yield curve (as measured by the difference between two-year and 10-year Treasury yields) steepened to 0.97%, an increase of 0.36% in the quarter and 1.08% over the year.

Despite the rattled credit markets, the Lehman Brothers Aggregate Bond Index returned 3.00% on a nominal basis during fourth quarter. The Treasury sector led the way with a 3.96% return for the fourth quarter, but all the subsectors, with the exception of the asset backed securities (ABS) sector, posted positive returns as well. The Lehman Brothers Aggregate Bond Index returned 6.97% for the year, led by the Treasury sector’s 9.01% return. For 2007, agency debt and mortgage-backed securities (MBS) returned 7.90% and 6.90% respectively, followed by commercial mortgage-backed securities (CMBS) at 5.57%, corporate bonds at 5.11%, and ABS at 2.21%.

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Despite positive returns, each sector underperformed comparable duration Treasuries. The Lehman Brothers Aggregate Bond Index underperformed Treasuries by 0.78% in the fourth quarter and by 2.06% for the full year, its worst performance in 10 years. All the sectors also underperformed Treasuries in 2007; agencies returned –0.52%, MBS posted –1.77%, CMBS returned –4.35%, corporate bonds came in at – 4.64% and ABS trailed the pack at –6.34%. (All of these results are relative to comparable duration Treasuries; a negative sign denotes underperformance.) These results are the worst in the last ten years for each sector, but the results were particularly bad for corporate bonds. The –4.64% return for 2007 surpassed the prior record of –4.63% set in 2000, and the –2.70% return in November is the worst monthly performance on record.

The underperformance in corporate bonds was led by the financial sector, which underperformed Treasuries by 6.87%. Investors were particularly concerned about the banking and brokerage sectors’ exposure to the subprime and CDO markets, and the subsequent massive write-downs (more than $95 billion) only served to affirm their concerns. Further, some banks had to inject capital into their money market funds to prevent these funds from “breaking the buck.” These write-downs, together with sizeable capital outlays, have also forced firms to seek additional capital. Combined with issuing debt in the credit market, some firms have obtained capital from foreign investors. These investments relieved the immediate capital adequacy concerns but companies in this sector will still need to find other ways (asset sales, dividend cuts) to rebuild their capital. We expect this to be an ongoing issue in 2008.

As noted above, the Fund outperformed the average fund in its Lipper peer group in 2007 by 1.02%, which placed the Fund in the second quartile (39th percentile). Based on our credit analysis, we made a decision not to invest in subprime ARMs or CDOs (as distinguished from subprime bonds backed by fixed rate loans) in 2007. We believed that we would not be properly compensated for undertaking the risks involved, and as a result, during the period we avoided much of the credit contagion brought on by the subprime debacle.

For the same reason we also chose not to invest in CDOs. CDOs are essentially leveraged bets on the credit performance of the underlying subprime ARMs. We believed that the rating agencies underestimated the timing and the severity of subprime defaults, and that the downside risk of an adverse outcome was substantially greater than commonly expected. Again, we believed that we would not be properly compensated for undertaking the risks involved.

However, we also note the Fund lagged its benchmark by 1.24%. This was largely due to our asset allocation decision to favor non-Treasury products for a significant part of the year. As mentioned above, the Treasury sector returned 9.01% in 2007 while the Lehman Brothers Aggregate Bond Index returned 6.97%. This implies that the non-Treasury sectors of our benchmark returned 6.37% on a combined basis and as such, any underweight in Treasuries would have a significant negative impact on overall Fund performance. Secondarily, the Fund was also underweighted in two of the better performing sectors (MBS and Agency debt), which added to the Fund’s underperformance relative to its benchmark as well.

We substantially increased our Treasury holdings early in the second half of 2007, although we were still underweight in that sector. These purchases were funded by the sale of agencies, ABS, MBS and corporate bonds, sectors that underperformed Treasuries in the fourth quarter and for the full year. Though reduced, our remaining exposure to the structured product sectors did have a negative impact on the Fund because they underperformed Treasuries (along with every non-Treasury sector) in the market’s “flight-to-quality” during the credit crisis.

We should also note that the Fund generally avoided leveraged buyout (LBO) risk in its corporate bond holdings. The outstanding debt of a company targeted for an LBO will typically underperform dramatically, but through issuer selection, we were able to invest in companies that did not become takeover candidates. In fact, the Fund held just one issue of a company targeted for an LBO that made up less than 0.1% of the portfolio. Within the credit sector, we came into 2007 with a cautious outlook. We believed that the market was fully

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RS Investment Quality Bond Fund (continued)

valued and that the risk-reward tradeoff for this sector was not attractive. During the fourth quarter, we remained underweighted in the cyclical sectors (homebuilders and retail) while reducing our holdings in the finance sector due to our outlook for a softer economy and expectations for further subprime/CDO-related write-downs. Additionally, we added incremental performance to the Fund by actively participating in the new-issue market by taking advantage of unusually attractive new issue pricing concessions. (New issues were priced approximately 0.30% cheaper than secondary issues, relative to a more normal 0.05% to 0.01% concession.) Again, this was a reflection of the market’s reluctance to take on risk unless properly compensated.

Outlook

At the risk of stating the obvious, we believe the prospects for the economy in 2008 will hinge on the health of the housing market and a resolution of the subprime and credit crises. At this point, we are not particularly optimistic about the economy. We expect the economy to slow down in the first half of 2008. Given the potential for more subprime/CDO write-downs and reduced consumer spending in the wake of declining home prices, increasing monthly ARM payments, tougher credit conditions, and continued high energy prices, we would not be surprised by some downside risk to our growth expectations.

We believe that the subprime problem will likely continue throughout 2008. We expect to see more news stories about mounting delinquencies, defaults, and foreclosures. ARMs issued at the peak of the real estate boom and lax lending environment (2006) will reset upwards in 2008, with the peak occurring in the second and third quarters. The problem will likely be compounded by falling home prices, which have been accelerating with no bottom on the visible horizon. As a result, homeowners may be unable to refinance into lower-rate mortgages (despite government assistance programs), as declining home prices may leave them in a negative equity position. At the same time, lenders have substantially tightened their standards regarding down payments, verification of income, and maximum borrower leverage. Accordingly, we expect to see further deterioration in subprime bond valuations and a greater drag on the economy.

In contrast, we remain positive about the prospects for the structured finance sector, most notably AAA-rated CMBS. Unlike the loans made in the subprime sector, loans in the commercial mortgage sector were better underwritten: as a result, these loans have been performing well. In addition, we believe there is plenty of credit support for the Fund’s AAA-rated bonds, as any losses will be borne by lower-rated securities. We believe that there is a world of difference between an AAA CMBS and an AAA subprime ARM.

We remain defensive on the credit market heading into 2008. We believe the big driver of credit performance in 2008 will likely be the ability of the finance sector to stabilize. Our outlook calls for at least another quarter of write-downs, keeping pressure on spreads in the finance sector. In addition, we expect earnings to be lower as a slowing economy and rising costs weigh on balance sheets. Away from the fundamentals, the new-issue calendar is expected to be very active during the first quarter. With interest rates falling and a cautious outlook for the credit market, we expect Wall Street underwriters to be forced to bring new deals with attractive pricing concessions.

In summary, the market is confronted with many serious issues that will take some time to resolve. We may not see a return to normalcy until 2009.

As always, we continue to monitor the markets very closely and will seek to position the Fund accordingly.

We thank you for your continued support.

Sincerely,

Howard W. Chin	Robert J. Crimmins, Jr.
Co-Portfolio Manager	Co-Portfolio Manager

16	Call 1.800.766.FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

www.RSinvestments.com	17

RS Investment Quality Bond Fund (continued)

Total Net Assets: $119,845,270	Data as of December 31, 2007

Asset Allocation

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
U.S. Treasury Notes	4.250%	11/15/17	6.78%
U.S. Treasury Notes	4.250%	09/30/12	3.35%
U.S. Treasury Notes	3.875%	10/31/12	3.05%
FNMA Mortgage Pass-Through	5.500%	07/01/37	2.71%
U.S. Treasury Notes	3.625%	12/31/12	2.27%
FHLMC Mortgage Pass-Through	5.500%	12/01/36	2.20%
FHLB Agency	5.125%	07/17/18	2.15%
FHLMC 3227 PR CMO	5.500%	09/15/35	1.90%
FNMA Mortgage Pass-Through	5.000%	04/01/34	1.83%
J.P. Morgan Mortgage Trust 2005-S2 2A15	6.000%	09/25/35	1.79%
Total			28.03%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2	The Lehman Brothers Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

18	Call 1.800.766.FUND

Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	02/16/93
without sales charge		5.73%	3.95%	4.09%	5.45%	5.51%
with maximum sales charge		1.74%	2.64%	3.30%	5.04%	5.24%
Class B Shares	08/07/00
without sales charge		5.05%	3.21%	3.32%	n/a	5.02%
with sales charge		2.05%	2.59%	3.15%	n/a	5.02%
Class C Shares	08/07/00
without sales charge		5.05%	3.21%	3.32%	n/a	5.02%
with sales charge		4.05%	3.21%	3.32%	n/a	5.02%
Class K Shares	05/15/01
without sales charge		5.31%	3.54%	3.68%	n/a	4.88%
Lehman Brothers Aggregate Bond Index[2]		6.97%	4.56%	4.42%	5.97%	6.35%
					Since Class A shares inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Investment Quality Bond Fund and in the Lehman Brothers Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the commencement of offering Class B shares (08/07/00), Class C shares (08/07/00), and Class K shares (05/15/01) would have the following values as of December 31, 2007: $14,373 (Class B), $14,374 (Class C), and $13,716 (Class K). While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.01%, Class B 1.98%, Class C 2.02% and Class K 1.39%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	19

RS Low Duration Bond Fund

Co-Portfolio Managers

Howard W. Chin

Robert J. Crimmins, Jr.

Fund Philosophy

RS Low Duration Bond Fund seeks a high level of current income consistent with preservation of capital. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within its range to reflect changes in the overall composition of the short-term investment grade debt markets.

Investment Process

The Fund normally invests at least 80% of its net assets in debt securities, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. The Fund tends to have an average maturity within a range of one and three years, with a typical duration of between one and three years. The Fund’s investments are allocated among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund usually diversifies its asset allocations broadly among the debt securities market, but may emphasize some sectors over others based on what GIS believes to be their attractiveness relative to each other.

Performance

RS Low Duration Bond Fund had a total return of 5.29% for the year ended December 31, 2007, as compared with the average fund in the Lipper Short Investment Grade Debt Funds peer group, which returned 3.91% for the same period. (The peer group consisted of 256 mutual funds that invest primarily in investment-grade debt with average maturities of one to three years.) In contrast, the Fund’s benchmark, the Lehman Brothers U.S. Government 1-3 Year Bond Index2, returned 7.10% in 2007. The corresponding results for the fourth quarter were 1.59% for the Fund, 0.78% for the average fund in the peer group, and 2.30% for the Index, respectively.

Portfolio Review

How do we describe 2007? To say that it was a difficult year for many bond investors would be like calling Hurricane Katrina a rain shower. The havoc wrought on the bond market in 2007 was more disruptive and widespread than any financial event in recent memory. Because no simple description or catchy phrase seems to do the crisis justice, instead we will touch on the watershed events of 2007 and discuss how we navigated the storm. In short, in 2007 the Fund did not hold or invest in any collaterized debt obligations (CDOs) or structured investment vehicles (SIVs) and had little exposure to subprime adjustable rate mortgages (ARMs); more on these topics is discussed below.

The year 2007 marked a sea change in the financial markets, as the easy credit environment of the past few years came to a screeching halt. The problem first became evident in the subprime mortgage sector, but lax lending standards had been a broader problem, and the consequences soon spread to nearly every corner of the financial market. We first saw the broader fallout of lax lending (massive unwinding of leverage, spreading of the subprime-related problems, frozen or illiquid markets, substantial increase in the premiums demanded by investors to undertake any sort of risk) in the third quarter but they continued well into the fourth quarter. Billions of dollars of losses were reported but it was unclear whether there was more to come. We believe there is.

As everyone knows by now, subprime mortgages are loans made to less creditworthy borrowers and their easy availability was a key factor in driving up home prices. In fact, they fed on each other. As the housing market exploded, borrowers took advantage of the availability of subprime mortgages to get their piece of the American dream. This in turn drove up home prices, which brought in more eager homebuyers and more eager lenders competing to provide the most attractive loan terms. Very often ARMs were made to borrowers who did not put any money down or provide any proof of their ability to repay.

You might ask why any lender would originate such a risky loan. The answer is simple: the lenders were not at risk (except for a short period). The loans were

20	Call 1.800.766.FUND

subsequently repackaged into bonds and sold to investors, who assumed the risk of owning the loans. As a result of this risk transfer, the originators had little incentive to underwrite their loans to tighter standards. Once sold, the loans were someone else’s problem. (Their real incentive was to maximize their origination and repackaging fees by originating as many loans as possible.)

This set up a precarious situation for investors but so long as home values kept increasing, the game could continue. Problems quickly arose, however. Investors noticed that many loans were experiencing unprecedented delinquency and default rates, with some loans defaulting right after they closed. As a result, investor demand for subprime mortgages evaporated. With no one to sell the loans to, many originators could not make any new loans because they did not have the capital to retain them on their own balance sheets. As a result, the market essentially disappeared. Many originators declared bankruptcy or exited the subprime business altogether. In the end, the house of cards that propped up home prices, allowed consumers access to easy credit, and created a mortgage origination machine, collapsed.

There was another major aspect to the subprime problem. As investor demand dried up, trading liquidity dried up and bond prices fell. Bonds backed by subprime ARMs had the worst delinquencies and defaults and suffered large price declines (especially the lower-rated ones). Billions of dollars worth of bonds were subsequently downgraded by the rating agencies. Many investors were left with hard-to-value and impossible-to-sell assets and every segment of the investor community (banks, insurance companies, traditional money managers, mutual funds, hedge funds, and special-purpose investment vehicles) was affected, both here and abroad.

Had this problem been limited to investors who bought bonds with cash, the fallout probably would have been fairly well contained. However, subprime bonds had become a common building block for other financial transactions such as CDOs and SIVs. High-yielding CDOs were frequently bought by hedge funds, which used leverage (borrowed money) to magnify their returns, but in a downturn, leverage just magnified their losses. Several hedge funds (both domestic and overseas) became worthless. CDOs were also bought by investment-grade and high-yield bond funds whose net asset values (NAVs) were adversely affected by the sharp decline in subprime valuations.

Even money market funds were negatively affected by falling subprime values. In a reach for higher- yielding assets, many money market funds (again, both domestic and overseas) invested in short term debt issued by SIVs. The value of that debt dropped, however, as the value of the SIVs’ assets plummeted and threatened the money market funds’ ability to seek to maintain a $1.00 net asset value per share. Several funds had to be rescued by deep-pocketed advisers to avoid “breaking the buck.” The sharp decline in subprime values also resulted in multibillion- dollar write-downs at many Wall Street firms and commercial banks, with a corresponding curtailment in their capital commitment and lending activities. Credit and capital became scarce and more expensive.

The Federal Reserve Board responded to this crisis by cutting the federal funds rate and the discount rate 0.50% in the fourth quarter (0.25% each in October and December). These moves brought the federal funds rate to 4.25% at year-end, down 1.00% for the year, while the discount rate stood at 4.75%, down 1.50% for the year. As importantly, the Fed also instituted a special auction program in coordination with European central banks to provide additional liquidity. The auctions were well received and helped restore investor confidence regarding the operation of the global financial system.

Treasury rates moved lower during the fourth quarter, as investors sought the safe haven of Treasuries amid concerns that the financial crisis might dampen economic growth. The yield on the two-year Treasury dropped by 0.94% to 3.05% while the 10-year yield moved lower by 0.56% to finish the year at 4.02%. In addition, the yield curve (as measured by the difference between two-year and 10-year Treasury yields) steepened to 0.97%, an increase of 0.36% in the quarter and 1.08% over the year.

www.RSinvestments.com	21

RS Low Duration Bond Fund (continued)

As result of the “flight to quality”, Treasuries performed very well in 2007. As noted above, the Fund’s benchmark, the Lehman Brothers U.S. Government 1-3 Year Bond Index, returned 7.10% while the Treasury portion of the Lehman Brothers Aggregate Bond Index3 returned 9.01%. (Even though the Fund is benchmarked to the Lehman Brothers U.S. Government 1-3 Year Bond Index, we have provided the results of the Lehman Brothers Aggregate Bond Index as well, so that our shareholders will have a fuller understanding of what happened to bonds in 2007.)

The Lehman Brothers Aggregate Bond Index returned 6.97% for the year, led by the Treasury sector’s 9.01% return. For 2007, agency debt and mortgage-backed securities (MBS) returned 7.90% and 6.90% respectively, followed by commercial mortgage backed securities (CMBS) at 5.57%, corporate bonds at 5.11%, and asset-backed securities (ABS) at 2.21%.

Despite positive returns, each sector underperformed comparable duration Treasuries. The Lehman Brothers Aggregate Bond Index underperformed Treasuries by 0.78% in the fourth quarter and by 2.06% for the full year, its worst performance in 10 years. All the sectors also underperformed Treasuries in 2007; agencies returned –0.52%, MBS posted – 1.77%, CMBS returned –4.35%, corporate bonds came in at –4.64% and ABS trailed the pack at –6.34%. (All of these results are relative to comparable duration Treasuries; a negative sign denotes underperformance.) These results are the worst in the past ten years for each sector, but the results were particularly bad for corporate bonds. The –4.64% return for 2007 surpassed the prior record of –4.63% set in 2000, and the –2.70% return in November is the worst monthly performance on record.

The underperformance in corporate bonds was led by the financial sector, which underperformed Treasuries by 6.87%. Investors were particularly concerned about the banking and brokerage sectors’ exposure to the subprime and CDO markets, and the subsequent massive write-downs (more than $95 billion) only served to affirm their concerns. Further, some banks had to inject capital into their money market funds to prevent these funds from “breaking the buck.” These write-downs, together with sizeable capital outlays, have also forced firms to seek additional capital. Combined with issuing debt in the credit market, some firms have obtained capital from foreign investors. These investments relieved the immediate capital adequacy concerns but companies in this sector probably will still need to find other ways (asset sales, dividend cuts) to rebuild their capital. We expect this to be an ongoing issue in 2008.

As noted above, the Fund outperformed the average fund in its Lipper peer group in 2007 by 1.38%, which placed the Fund in the second quartile (32nd percentile). Based on our credit analysis, we made a decision not to invest materially in subprime ARMs or CDOs (as distinguished from subprime bonds backed by fixed rate loans in 2007). (The Fund held a tiny piece of a subprime ARM which amounted to about 0.3% of the Fund’s assets at the start of the year and was reduced to 0.05% by the time it fully paid off in August 2007.) We believed that we would not be properly compensated for undertaking the risks involved, and as a result, during the period we avoided much of the credit contagion brought on by the subprime debacle.

For the same reason we also chose not to invest in CDOs. CDOs are essentially leveraged bets on the credit performance of the underlying subprime ARMs. We believed that the rating agencies underestimated the timing and the severity of subprime defaults, and that the downside risk of an adverse outcome was substantially greater than commonly expected. Again, we believed that we would not be properly compensated for undertaking the risks involved.

The Fund continued to favor non-Treasury assets for much of 2007 because we believed that judicious bond selection in these sectors would provide incremental return to the Fund.

However, we also note the Fund lagged its benchmark by 1.81%. This was largely due to our asset allocation decision to favor non-Treasury products for a significant part of the year. The Fund’s benchmark is the Lehman Brothers U.S. Government 1-3 Year Bond Index, which is comprised of solely Treasury

22	Call 1.800.766.FUND

and agency debt. As discussed above, all non-Treasury sectors sharply underperformed relative to Treasuries in 2007, so our positioning in the former sectors acted as a negative factor on the Fund’s performance versus its benchmark.

We added selected assets in the second half of the year, believing that they were undervalued after being unjustifiably penalized by factors that largely ignored their fundamental value. We believed the risks and the opportunities of several types of ABS (most notably bonds by credit card receivables and auto loan and electric bill payments) were acceptable. They had been swept up by the subprime storm but we think they are much more protected and isolated from the subprime mortgage problem.

The Fund reduced its exposure to corporate bonds through outright sales and bond maturities. However, since the corporate bond sector underperformed relative to treasuries as discussed above, the remaining corporate exposure had a negative impact on the Fund’s performance.

Outlook

At the risk of stating the obvious, we believe the prospects for the economy in 2008 will hinge on the health of the housing market and a resolution of the subprime and credit crises. At this point, we are not particularly optimistic about the economy. We expect to see the economy slowing down in the first half of 2008. Given the potential for more subprime/CDO write-downs and reduced consumer spending in the wake of declining home prices, increasing monthly ARM payments, tougher credit conditions, and continued high energy prices, we would not be surprised by some downside risk to our growth expectations.

We believe that the subprime problem will likely continue throughout 2008. We expect to see more news stories about mounting delinquencies, defaults, and foreclosures. ARMs issued at the peak of the real estate boom and lax lending environment (2006) will reset upward in 2008, with the peak occurring in the second and third quarters. The problem will likely be compounded by falling home prices, which have been accelerating with no bottom on the visible horizon. As a result, homeowners may be unable to refinance into lower-rate mortgages (despite government assistance programs), as declining home prices may leave them in a negative equity position. At the same time, lenders have substantially tightened their standards regarding down payments, verification of income, and maximum borrower leverage. Accordingly, we expect to see further deterioration in subprime bond valuations and a greater drag on the economy.

In contrast, we remain positive about the prospects for the structured finance sector, most notably AAA-rated CMBS. Unlike the loans made in the subprime sector, loans in the commercial mortgage sector were better underwritten; as a result, these loans have been performing well. In addition, we believe there is plenty of credit support for the Fund’s AAA-rated bonds, as any losses will be borne by lower-rated securities. We believe that there is a world of difference between an AAA CMBS and an AAA subprime ARM.

We remain defensive on the credit market heading into 2008. We believe the big driver of credit performance in 2008 will likely be the ability of the finance sector to stabilize. Our outlook calls for at least another quarter of write-downs, keeping pressure on spreads in the finance sector. In addition, we expect earnings to be lower, as a slowing economy and rising costs weigh on balance sheets. Away from the fundamentals, the new-issue calendar is expected to be very active during the first quarter. With interest rates falling and a cautious outlook for the credit market, we expect Wall Street underwriters to be forced to bring new deals with attractive pricing concessions. More than one-third of our corporate bond holdings will mature within the next six months. We will look to reinvest these proceeds in short-maturity corporate bonds (a continuation of our existing strategy) or look to reallocate into other non-Treasury sectors as opportunities present themselves.

In summary, the market is confronted with many serious issues that will take some time to resolve. We may not see a return to normalcy until 2009.

www.RSinvestments.com	23

RS Low Duration Bond Fund (continued)

As always, we continue to monitor the markets very closely and will seek to position the Fund accordingly.

We thank you for your continued support.

Sincerely,

Howard W. Chin Co-Portfolio Manager	Robert J. Crimmins, Jr. Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

24	Call 1.800.766.FUND

Total Net Assets: $37,365,314	Data as of December 31, 2007

Asset Allocation

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
FNMA Agency	5.125%	04/15/11	5.03%
FHLMC Agency	4.000%	12/15/09	3.72%
FHLMC Agency	5.000%	06/11/09	3.68%
U.S. Treasury Notes	4.500%	05/15/10	2.60%
FNMA Agency	3.875%	02/15/10	2.48%
FNMA Agency	5.125%	07/13/09	2.46%
FNMA Agency	5.000%	10/15/11	2.12%
U.S. Treasury Notes	5.000%	02/15/11	2.03%
Morgan Stanley Capital I 1999-RM1 E CMBS	6.990%	12/15/31	1.88%
Chase Issuance Trust 2007-A15 A ABS	4.960%	09/17/12	1.58%
Total			27.58%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2	The Lehman Brothers U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of the average yield on U.S. government obligations having maturities between one and three years. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	The Lehman Brothers Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

www.RSinvestments.com	25

RS Low Duration Bond Fund (continued)

Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	Since Inception
Class A Shares	07/30/03
without sales charge		5.29%	3.58%	2.95%
with maximum sales charge		2.88%	2.79%	2.43%
Class B Shares	07/30/03
without sales charge		4.51%	2.81%	2.19%
with maximum sales charge		1.51%	2.17%	1.98%
Class C Shares	07/30/03
without sales charge		4.51%	2.81%	2.19%
with maximum sales charge		3.51%	2.81%	2.19%
Class K Shares	07/30/03
without sales charge		4.87%	3.16%	2.54%
Lehman Brothers U.S. Government 1-3 Year Bond Index[2]		7.10%	4.29%	3.35%
			Since Class A shares inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/30/03 in Class A, Class B, Class C, and Class K shares of RS Low Duration Bond Fund and in the Lehman Brothers U.S. Government 1-3 Year Bond Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25% that an investor may have to pay when purchasing Class A shares of the Fund. While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares. For Class B shares, a contingent deferred sales charge of 1.00% was imposed at the end of the period.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.45%, Class B 2.22%, Class C 2.24% and Class K 1.53%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 2.25%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

26	Call 1.800.766.FUND

RS High Yield Bond Fund

Portfolio Manager

Ho Wang

Fund Philosophy

RS High Yield Bond Fund seeks current income by investing in debt securities rated below investment grade, commonly known as “high yield” securities or “junk bonds”. Capital appreciation is a secondary objective.

Investment Process

The Fund normally invests at least 80% of the Fund’s net assets in debt securities that, at the time of purchase, are rated below investment grade by nationally recognized statistical ratings organizations or, if unrated, have been determined by Guardian Investor Services LLC (GIS) to be of comparable quality. The investment team considers several factors in purchasing and selling securities, such as issuer’s earnings patterns, financial history, management and general prospects, relative to the price of the security.

Performance

RS High Yield Bond Fund returned –1.63% in the fourth quarter of 2007 and 1.04% for the year ended December 31, 2007. The Fund underperformed the Lehman Brothers U.S. Corporate High Yield Index3 by 0.33% in the fourth quarter and by 0.83% for the year. The benchmark returned – 1.30% in the fourth quarter of 2007 and 1.87% for the year ended December 31, 2007.

The first six months of 2007 resulted in positive returns attributable to high demand, low volatility, inactive monetary policy, and easy financing terms. Subprime lending problems, structured credit repricing, and a heavy leveraged buyout-driven calendar culminating in extremely high-leverage, low-interest coverage, and light covenants caused the high-yield market to correct twice in the post-June period. Low spreads and strong performance by lower-tier credits during the first six months were supplanted by increased volatility, reduced risk tolerance, and outperformance by higher-quality credits during the second half of 2007.

After returning 2.87% during the first half of 2007, high yield bonds recorded returns of –0.97% in the second half of 2007 as measured by the Index. The change in the appetite for risk is reflected in the lower quality sector (Caa sector) returning – 3.34% in the fourth quarter. We believe elevated concerns regarding the subprime mortgage market, an uncertain economy, and expectation of increasing default rates all contributed to this broad repricing of risk.

Portfolio Review

The independent energy sector was one of the best-performing sectors in the Index for the fourth quarter of 2007, returning 1.07%. The continued upward march of oil and gas prices coupled with an investor “flight to quality” fueled the outperformance. Our slight overweighting in the sector compared to the benchmark resulted in an outperformance of 0.02%, driven more by sector allocation than specific holdings. We expect energy to continue to perform well into early 2008; however, changes in world economic conditions may result in unexpected negative shifts in oil and gas prices. Additionally, even with high commodity prices, profit margins may suffer erosion if service cost inflation reemerges.

The health care sector was one of best performing sectors in the Fund for the fourth quarter as well as for the year. According to the Lehman Brothers U.S. Corporate High Yield Index, the health care sector returned 2.06% for the fourth quarter and 6.71% for 2007. We believe the sector benefited from the defensive character of the health care industry, based on our view that revenue growth in the health care sector is not considered economically sensitive relative to other sectors. Our focus in areas with strong asset coverage, particularly hospital issuers like HCA Inc., led to our outperformance of 0.03% compared to the benchmark. In 2008, we expect to continue to emphasize our exposure to the health care area. We expect a certain amount of investor anxiety over the fact that health care has become a major issue in this year’s presidential election. We believe that this anxiety may be mitigated by a continued desire for non-cyclical exposure. In addition, nearly all high-yield health care issuers are in the services sector, which we believe could benefit from certain legislation to remedy the issue of the uninsured.

During the fourth quarter, the non-captive finance sector, as well as the more broad financial institution sector,

www.RSinvestments.com	27

RS High Yield Bond Fund (continued)

was under continued pressure due to, we believe, declining home prices, increased mortgage-related losses and consumer credit weakening. During the fourth quarter, it became apparent that aggressive lending standards were not isolated to the mortgage sector, but were also showing up in the credit card, auto finance and student lending sectors as credit quality deteriorated for those subsectors as well. The pace of consumer credit weakening quickened during the fourth quarter with delinquencies in consumer credit rising sharply, albeit from a relatively low base vs. historical levels (excluding mortgages). Exacerbating the fundamental problems in the finance sector was the lack of liquidity for structured finance and mortgage credit, which was problematic for those finance companies that rely entirely on the capital markets for funding.

Although we were underweight in the finance banking sector, our holdings in that sector adversely affected our returns. Our exposure to the finance banking sector cost us 0.34% in the fourth quarter. Price deterioration was severe due to the subprime mortgage market contagion. As a result of illiquidity in the mortgage market, as well as deterioration in the alt-A residential mortgage sector (a classification of mortgages where loans are made with much less documentation regarding verified income or verified assets of the borrower and whereby the risk profile falls between prime and subprime), IndyMac Bancorp preferred stock was downgraded by both S&P® and Moody’s during the fourth quarter. We believe IndyMac’s funding and liquidity profile remain sound due to the bank’s depository funding, and Federal Home Loan Bank advances should provide the company with continued liquidity despite the credit crunch in the mortgage finance sector.

Initially in the fourth quarter, bonds of Residential Capital LLC (Rescap) (the home-lending unit of GMAC Financial Services) weakened following the third-quarter 2007 report of a higher-than-expected loss due to increased credit loss provisions and mark-to-market losses on mortgages held on the balance sheet. Rescap bond prices rallied substantially in late November, however, due to, we believe, continued capital support by the parent company, GMAC Financial Services, and the company’s announcement to tender $750 million in outstanding bonds.

The homebuilder sector was the worst performing sector in the benchmark for 2007 and in the fourth quarter of 2007, with a return of –20.25% for the year and a return of –6.98% for the fourth quarter. The sector came under continued stress as rising foreclosures and tightening credit conditions led to the worst housing market in at least 20 years. Despite 1% in rate cuts from the Federal Reserve Board, the housing downturn accelerated at the end of 2007. It is expected that new home sales for 2007 will likely end the year 27% lower than last year and 40% lower than the peak two years ago. Median new home prices are approximately 10% lower nationally from their peak two years ago. In many areas, prices have fallen more than that as homebuilders continue to build homes and sell them at break-even margins to generate cash to service and reduce debt. Nearly every member of the Index within the homebuilders sector was downgraded in 2007, and the Index also added three new “fallen angels” (former investment-grade builders). Our underweight position has led us to outperform the benchmark by 0.09 % for the year, though we underperformed the Index by 0.05% in the fourth quarter. We plan to remain cautious about the sector in 2008 as additional rate reductions from the Fed are offset by rising foreclosures and continued restrictions on available mortgage credit.

Outlook

The high yield primary market priced $161.4 billion globally in 2007, somewhat behind 2006’s record volume of $176.5 billion. However, only $43.4 billion was priced in the second half of 2007, down 64% from the first half of the year. The funded and unfunded backlog of new issuance totaled $75.9 billion. Although we expect a stronger demand for better quality issuers, the overall tone of the market will be influenced by how the large, leveraged issues are received as the dealer community tries to work through the backlog of announced deals.

We believe that monetary policy, inflation, labor markets, energy, housing, and new-issue calendar are all key drivers of the high-yield market in 2008. We believe the release of mixed economic data coupled with the continued housing slowdown, constrained bank lending capability, escalation of the leveraged buyout

28	Call 1.800.766.FUND

phenomenon, mergers-and-acquisitions activity, decelerating corporate earnings growth and subprime lending concerns point to a slowing economy. However, relatively low default rates, more flexible monetary policy, and extension of debt maturities through refinancing remain intact.

For 2008, we expect that the high yield market’s performance and credit spreads will be affected by the uncertain economic environment. We believe that lower freight rates, a decrease in paper container volume, and a slowdown in corporate earnings and cash flow argue for a slowing in economic growth. Relatively low default rates, flexible monetary policy and sufficient liquidity provide a counterbalance to an elevated new-issue calendar and increased risk aversion. If the economy slows down in 2008, we may see both an increasing default rate and decelerating earnings growth rate. We therefore, continue to structure the portfolio conservatively on a credit quality basis and closely monitor both individual credits and economic trends.

Thank you for your continued support.

Sincerely,

Ho Wang

Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

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RS High Yield Bond Fund (continued)

Total Net Assets: $83,288,569	Data as of December 31, 2007

Bond Quality[1]

Top Ten Holdings[2]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
Dow Jones Credit Default Index	8.750%	12/29/12	2.65%
Charter Communications Holdings II LLC	10.250%	09/15/10	1.50%
MGM Mirage, Inc.	7.500%	06/01/16	1.46%
Ford Motor Credit Co.	7.250%	10/25/11	1.46%
HCA, Inc.	9.250%	11/15/16	1.42%
Block Communications, Inc.	8.250%	12/15/15	1.35%
Harrahs Operating Co., Inc.	6.500%	06/01/16	1.29%
Graphic Packaging International, Inc.	9.500%	08/15/13	1.21%
General Motors Corp.	6.375%	05/01/08	1.19%
SunGard Data Systems, Inc.	9.125%	08/15/13	1.16%
Total			14.69%

1	Source: Standard and Poor’s Rating or equivalent rating.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3	The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index that is generally considered to be representative of the investable universe of the US-dominated high-yield debt market. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

30	Call 1.800.766.FUND

Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	Since Inception
Class A Shares	09/01/98
without sales charge		1.04%	4.45%	8.36%	5.05%
with maximum sales charge		–2.73%	3.11%	7.54%	4.62%
Class B Shares	09/01/98
without sales charge		0.28%	3.67%	7.52%	4.16%
with sales charge		–2.54%	3.09%	7.37%	4.16%
Class C Shares	08/07/00
without sales charge		0.28%	3.67%	7.52%	4.42%
with sales charge		–0.66%	3.67%	7.52%	4.42%
Class K Shares	05/15/01
without sales charge		0.64%	4.04%	7.93%	5.91%
Lehman Brothers U.S. Corporate High Yield Index[3]		1.87%	5.40%	10.91%	6.03%
				Since Class A shares inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 09/01/98 in Class A and Class B shares of RS High Yield Bond Fund and in the Lehman Brothers U.S. Corporate High Yield Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (08/07/00) and Class K shares (05/15/01) would have the following values as of December 31, 2007: $13,779 (Class C) and $14,632 (Class K). While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.17%, Class B 2.21%, Class C 2.14% and Class K 1.52%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	31

RS Tax-Exempt Fund

Portfolio Manager

Alexander M. Grant, Jr.

Fund Philosophy

RS Tax-Exempt Fund seeks to maximize current income exempt from federal income taxes, consistent with the preservation of capital.

Investment Process

Under normal circumstances at least 80% of the value of the Fund’s net assets will be invested in tax-exempt municipal obligations. This is a fundamental policy that cannot be changed without shareholder approval. The Fund will invest primarily in municipal obligations, the interest on which is, in the opinion of the issuer’s bond counsel, exempt from federal income tax including federal alternative minimum tax (AMT). Up to 20% of the Fund’s net assets may be invested in bonds that pay interest subject to regular federal income tax, including bonds that pay interest subject to AMT.

Performance

RS Tax-Exempt Fund produced a total return of 1.47% for the year 2007. The Lehman Brothers Municipal Bond Index2, which does not include expenses, produced a total return of 3.36% for the same period. We believe that the different returns reflect the different investment parameters of the Index. The Lehman Brothers Municipal Bond Index at any one time has approximately 42,400 issues across the yield curve, whereas the Fund has exposure to about 60 to 70 issues.

We believe that meaningful peer group comparisons are available from Lipper . Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. For the year ended December 31, 2007, Lipper ranked Class A shares of the Fund 127th out of 237 general municipal debt funds and in the 54th percentile, outperforming the peer group’s average return by 0.32%. For the three years ended December 31, 2007, Lipper ranked the Fund 49th out of 220 funds and in the 23rd percentile. For the five-year period ended December 31, 2007, the Fund ranked 50th out of 211 funds and in the 24th percentile. For the past ten years, the Fund ranked 12th out of 143 funds and in the 9th percentile.

As of December 31, 2007, the Fund’s 30-day yield was 3.25% (which grosses up to 5.00% taxable equivalent yield for a person in the highest federal income tax bracket in 2007).

For the fourth quarter ended December 31, 2007, the Fund produced a total return of 1.21%. The Lehman Brothers Municipal Bond Index produced a total return of 1.37%. The average return for the Lipper General Municipal Debt funds peer group was 0.38%

Portfolio Review

In the fourth quarter, subprime and credit concerns seeped into the municipal market by way of the municipal bond insurers. The biggest surprise was the impact that mortgage-related exposures had on the bond insurers who had insured them in the taxable markets. The credit rating agencies began reviewing the monoline insurers to determine if they had the adequate capital that is critical for maintaining the triple-A ratings. Monoline insurers give investors and issuers the confidence to participate in the market by providing liquidity and financial protection. These problems caused the demand for bond insurance to wane as the bond insurers struggled to raise capital to protect their ratings. We believe that partly due to the high-grade nature of the Fund and because the underlying credit quality of our insured bonds are of high quality on their own, the Fund performed better than most other comparable funds in the Lipper peer group during this period.

At the end of December, investor Warren Buffett announced that his new company, Berkshire Hathaway Assurance Corporation, would begin insuring municipal bonds once it receives state licenses. It received its first license from New York on December 28, 2007. It was also announced that the insurer is looking to get triple A ratings from the rating agencies. We believe the entry of a new triple-A insurer should provide additional liquidity to the market. As an aside, while we have insured bonds in the Fund, it has long been our policy to buy insured bonds that have strong underlying ratings and to buy them when the insurance premiums are very low or the insurance is free. We view the insurance on our bonds as an add-on to credits that are very strong on their own.

32	Call 1.800.766.FUND

In terms of bond allocation, our approach was to emphasize diversity and moderation by issuer, insurance, industry, sector, and state while maintaining an overall high-grade quality of AA. Also, it should be noted that the Fund did not use derivatives to boost returns.

In terms of specific sector allocation, our performance was helped by being underweighted in insured bonds and hospital bonds and overweighted in local general obligation bonds. Our performance was adversely affected by our being overweighted in housing bonds.

As noted above, volume is an important factor in the market and in daily decision-making. Volume is one important aspect of the municipal market because it gives us price discovery and helps us to assess the participants in the market. Issuance in the first eight months of 2007 was at record levels and on track to break the 2005 record of $408.3 billion. This was before the markets, including the municipal one, seized up in August due to fears about subprime mortgages and later in November when the mortgage exposures became a concern to the municipal bond insurers.

Major bond issues in the fourth quarter included the $5.5 billion tobacco settlement secured bonds sold by the Ohio Buckeye Tobacco Authority in late October. Also in October, $1.5 billion in general obligation bonds were sold by the state of California and in December the Alabama Public School and College Authority sold $1.07 billion in college general obligation bonds.

Municipal bond volume for the year was a record $427.6 billion, approximately 10% more than for 2006, though issuance during December and November had slowed substantially. Bond issues that involved refundings or bond insurance were trimmed. In December alone, new issue volume was off 41% from December of 2006, making it the lowest closing month since 2002.

Outlook

Due to the bond insurer problems in the early months of 2008, we expect issuers to be less likely to use monoline insurance than in years past. Typically, monoline insurers had overall penetration rates of 50% in the municipal market. Prior to Buffett’s announcement at the end of December, we expected the municipal insured penetration rate to drop in the first six months of 2008. However, this could change based on how aggressive Berkshire Hathaway Assurance Corporation pursues this business. We believe that overall new-issue volume may decrease and buying by property and casualty insurance company investors, long a mainstay of the municipal market, may be more measured than in the past five years. Additionally, how long it takes Buffett in 2008 to receive the triple-A ratings and insurance licenses in the various states will determine the role his new company will play in the new-issue market.

Additionally, the U.S. Supreme Court has granted a writ of certiorari to consider the Kentucky Department of Revenue v. Davis case, which involves the constitutionality of a state’s ability to give preferential tax treatment to its own municipal bonds owned by in-state residents. The outcome of this litigation could affect the way in which national trading and specialty state municipal bonds are priced and traded. In November, the court held oral arguments, and though there is no set timeframe for a decision to be handed down we would expect something in the early months of 2008.

We thank you for your continued support.

Sincerely,

Alexander M. Grant, Jr.

Portfolio Manager

www.RSinvestments.com	33

RS Tax-Exempt Fund (continued)

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

34	Call 1.800.766.FUND

Total Net Assets: $107,110,956	Data as of December 31, 2007

Sector Allocation

Top Ten Holdings[1]

Company	Coupon	Maturity date	Percentage of Total Net Assets
Colorado Springs Colo. Rev. Var-Colorado College Proj.	3.700%	06/01/29	2.05%
Wilmington, NC Wtr. & Swr. Sys. Rev. Ref.,	5.000%	06/01/30	1.93%
West Metro Fire Protn. Dist. CO G.O. ser. A,	5.250%	12/01/26	1.90%
Missouri St. Health & Edl. Facs. Auth. Edl. Facs. Rev.	3.680%	10/01/35	1.87%
Kentucky Asset / Liability Commn. Agy. Fd. Rev. Proj.	5.250%	09/01/18	1.82%
Tobacco Settlement Fin. Corp. NJ	5.500%	06/01/12	1.76%
Maryland St. Economic Dev. Corp. Student Hsg. Rev.	6.500%	06/01/27	1.62%
New York St. Dorm. Auth. Rev. NonStruct. Supp. Debt	5.500%	03/15/20	1.61%
Maryland St. Dept. Transn. Cons. Transn.	5.250%	12/15/17	1.58%
Charleston Cnty. SC Sales Tax	5.250%	11/01/17	1.58%
Total			17.72%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2	The Lehman Brothers Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

www.RSinvestments.com	35

RS Tax-Exempt Fund (continued)

Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year		3 Years	5 Years	10 Years	Since Inception
Class A Shares	02/16/93
without sales charge			1.47%	3.49%	4.03%	4.95%	4.94%
with maximum sales charge		–	2.31%	2.17%	3.24%	4.55%	4.67%
Class C Shares	08/07/00
without sales charge			0.71%	2.72%	3.25%	n/a	4.65%
with sales charge		–	0.26%	2.72%	3.25%	n/a	4.65%
Lehman Brothers Municipal Bond Index[2]			3.36%	3.91%	4.30%	5.17%	5.78%
						Since Class A shares inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Tax-Exempt Fund and in the Lehman Brothers Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the maximum sales charge of 3.75% that an investor may have to pay when purchasing Class A shares of the Fund. A hypothetical $10,000 investment made upon the commencement of offering Class C shares (08/07/00) would have the following value as of December 31, 2007: $13,998. While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.91%, Class C 1.91%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

36	Call 1.800.766.FUND

RS Money Market Fund (Formerly RS Cash Management Fund)

Portfolio Manager

Alexander M. Grant, Jr.

Fund Philosophy

RS Money Market Fund seeks as high a level of current income as is consistent with liquidity and preservation of capital by investing in money market instruments denominated in U.S. dollars.

Investment Process

The Fund normally invests in money market instruments, which are high-quality, short-term instruments that pay a fixed, variable, or floating interest rate. Money market instruments may include, for example bank certificates of deposit and other bank obligations, notes, commercial paper, U.S. Government securities, and repurchase agreements.

Performance

As of December 31, 2007, the effective seven-day net annualized yield for the RS Money Market Fund was 3.80%. The Fund produced a total return of 4.45% for the one-year period ended December 31, 2007.

In contrast, the effective seven-day annualized yield of Tier One money market funds as measured by iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) was 4.14%; total return for the same category for the one year period ended December 31, 2007 was 4.58%. iMoneyNet, Inc. is a research firm that tracks money market funds.

Portfolio Review

Money market funds are directly affected by the actions of the Federal Reserve Board (the “Fed”), and at the beginning of 2007, the federal funds rate stood at 5.25%. The federal funds rate is the rate at which banks can borrow from each other overnight. Although the Fed does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. Throughout the year, money market issuers altered their rate offerings in response to monetary policy and stock market expectations.

The first Federal Open Market Committee (FOMC) meeting of the third quarter took place against a backdrop of concern in the financial markets. In the preceding weeks, several issuers of asset-backed commercial paper (ABCP) were forced to exercise their extension options as investors began to shun new ABCP offerings. In the following weeks, the amount of ABCP outstanding dropped dramatically as investors sought safe havens for maturing cash positions. Problems also arose for issuers of structured investment vehicles (SIVs) as the value of the assets held within the programs declined, making the programs unattractive to potential investors.

On September 18, 2007, in an attempt to ease the liquidity crisis, the FOMC cut the federal funds rate by 0.50% to 4.75% and lowered the discount rate to 5.25% from 5.75%. The discount rate is the interest rate charged to commercial banks and other depository institutions on loans they receive from their regional Federal Reserve Bank’s lending facility. As the fourth quarter progressed, credit problems persisted and outstanding totals of ABCP continued to fall sharply, and several institutions were forced to take action to support their SIV programs. In an attempt to inject some much-needed liquidity into the market, the Fed cut the federal funds rate at the final two meetings of the quarter to leave it at 4.25% at year-end. The discount rate finished the year at 4.75%.

The Fund seeks to diversify its holdings across a range of money market instruments. These include commercial paper, floating-rate taxable municipal bonds, repurchase agreements, certificates of deposit, short-maturity corporate bonds, and U.S. government agencies. At year end, the Fund did not hold any extendible ABCP, SIVs, structured liquidity notes, or collateralized debt obligations.

Another differentiating factor was the Fund’s average maturity of 35 days as of December 31, 2007. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 39 days.

Outlook

There is still considerable stress in the front end of the credit markets and several indicators (including federal funds’ futures contracts and euro dollar synthetic futures) highlight the expectations of additional cuts in the federal funds rate. In this environment, we anticipate extending the Fund’s weighted average maturity and

www.RSinvestments.com	37

RS Money Market Fund (Formerly RS Cash Management Fund) (continued)

seeking to avoid exposure to ABCP and SIV products. This view and investment strategy will of course depend on the inflation outlook, economic growth, the housing market, and consumer spending. The Fund may make amendments to the investment strategy as incoming information is evaluated.

Thank you for your continued support.

Sincerely,

Alexander M. Grant, Jr.

Portfolio Manager

RS Money Market Fund is neither insured nor guaranteed by the FDIC or any other agency. Although the Fund seeks to preserve the value or your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

38	Call 1.800.766.FUND

Total Net Assets: $482,524,897

Sector Allocation

Data as of December 31, 2007

Portfolio Statistics

Average Maturity (days)		35
Yields
Current 7-day Yield	with fee waiver	3.80%
	without fee waiver	3.75%
Effective 7-day Yield	with fee waiver	3.87%
	without fee waiver	3.80%

Annualized historical yields for the 7-day period ended December 31, 2007. Effective yield assumes reinvested income. Yields will vary. Figures cited represent yield for Class A shares.

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
New York City Trans. Fin. Auth. Rev.	4.950%	01/02/08	3.31%
General Electric Capital Corp.	5.292%	01/15/08	2.07%
FHLB Agency	4.250%	06/18/08	2.07%
Novartis Finance Corp.	3.250%	01/02/08	2.07%
Illinois Tool Works, Inc.	4.000%	01/02/08	2.07%
J.P. Morgan Chase & Co.	4.210%	01/02/08	2.07%
Goldman Sachs Group L P	4.830%	01/03/08	2.07%
Wells Fargo & Co.	4.300%	01/04/08	2.07%
Archer Daniels Midland Co.	4.500%	01/08/08	2.07%
Koch Resources LLC	4.240%	01/09/08	2.07%
Total			21.94%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

www.RSinvestments.com	39

RS Money Market Fund (Formerly RS Cash Management Fund) (continued)

Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	09/13/82
without sales charge		4.45%	3.70%	2.40%	3.10%	4.87%
Class B Shares	05/01/96
without sales charge		3.67%	2.97%	1.93%	2.68%	2.95%
with sales charge		0.67%	2.33%	1.74%	2.68%	2.95%
Class C Shares	08/07/00
without sales charge		3.67%	2.97%	1.93%	n/a	1.95%
with sales charge		2.67%	2.97%	1.93%	n/a	1.95%
Class K Shares	05/15/01
without sales charge		4.03%	3.29%	2.09%	n/a	1.85%
Lehman Brothers 3-Month Treasury Bill Index[2]		5.11%	4.35%	3.09%	3.80%	5.42%
					Since Class A shares inception

Since inception performance for the index is measured from 8/31/1982, the month end prior to the Fund’s commencement of operations.

2	The Lehman Brothers 3-Month Treasury Bill Index is an unmanaged index that is generally considered representative of the average yield of three-month Treasury Bills. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Cash Management Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.87%, Class B 1.82%, Class C 1.66% and Class K 1.30%. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class A and K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

40	Call 1.800.766.FUND

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07-12/31/07	Expense Ratio During Period 7/1/07-12/31/07
Based on Actual Return
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,051.00	$4.40	0.85%
	Class B	$1,000.00	$1,047.00	$8.29	1.61%
	Class C	$1,000.00	$1,047.00	$8.29	1.61%
	Class K	$1,000.00	$1,048.90	$6.46	1.25%
RS Low Duration Bond	Class A	$1,000.00	$1,034.10	$4.11	0.80%
	Class B	$1,000.00	$1,030.20	$7.93	1.55%
	Class C	$1,000.00	$1,030.20	$7.93	1.55%
	Class K	$1,000.00	$1,032.00	$6.15	1.20%
RS High Yield Bond Fund	Class A	$1,000.00	$985.90	$4.26	0.85%
	Class B	$1,000.00	$982.20	$8.00	1.60%
	Class C	$1,000.00	$982.10	$8.00	1.60%
	Class K	$1,000.00	$984.00	$6.25	1.25%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,020.40	$4.33	0.85%
	Class C	$1,000.00	$1,016.60	$8.14	1.60%
RS Money Market Fund	Class A	$1,000.00	$1,021.60	$4.21	0.83%
	Class B	$1,000.00	$1,017.80	$8.01	1.58%
	Class C	$1,000.00	$1,017.80	$8.01	1.58%
	Class K	$1,000.00	$1,019.60	$6.22	1.22%

www.RSinvestments.com	41

Understanding Your Fund’s Expenses (unaudited) (continued)

		Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07-12/31/07	Expense Ratio During Period 7/1/07-12/31/07
Based on Hypothetical Return (5% return before expenses)
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,020.92	$4.33	0.85%
	Class B	$1,000.00	$1,017.11	$8.17	1.61%
	Class C	$1,000.00	$1,017.11	$8.17	1.61%
	Class K	$1,000.00	$1,018.90	$6.36	1.25%
RS Low Duration Bond	Class A	$1,000.00	$1,021.17	$4.08	0.80%
	Class B	$1,000.00	$1,017.39	$7.88	1.55%
	Class C	$1,000.00	$1,017.39	$7.88	1.55%
	Class K	$1,000.00	$1,019.15	$6.11	1.20%
RS High Yield Bond Fund	Class A	$1,000.00	$1,020.92	$4.33	0.85%
	Class B	$1,000.00	$1,017.14	$8.14	1.60%
	Class C	$1,000.00	$1,017.14	$8.14	1.60%
	Class K	$1,000.00	$1,018.90	$6.36	1.25%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,020.92	$4.33	0.85%
	Class C	$1,000.00	$1,017.14	$8.14	1.60%
RS Money Market Fund	Class A	$1,000.00	$1,021.04	$4.20	0.83%
	Class B	$1,000.00	$1,017.26	$8.01	1.58%
	Class C	$1,000.00	$1,017.26	$8.01	1.58%
	Class K	$1,000.00	$1,019.04	$6.22	1.22%

*	Expenses are equal to the Fund’s annualized expense ratio, as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half-year period.)

42	Call 1.800.766.FUND

Financial Information

Year Ended December 31, 2007

Schedule of Investments – RS Investment Quality Bond Fund

December 31, 2007	Principal Amount	Value

Asset Backed Securities – 4.2%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	$1,307,457	$1,208,194
Amresco Residential Securities Mortgage Loan Trust 1997-1 MIF 7.42% due 3/25/2027	24,109	24,029
Carmax Auto Owner Trust 2005-1 A4 4.35% due 3/15/2010	1,264,000	1,259,638
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	164,880	151,426
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	452,739	427,937
Countrywide Asset-Backed Certificates Trust 2004-S1 A2 3.872% due 3/25/2020(1)	63,257	61,345
GE Capital Credit Card Master Note Trust, Class A 2006-1 A 5.08% due 9/15/2012	615,000	623,057
Residential Asset Mortgage Products, Inc. 2003-RZ4 A5 4.66% due 2/25/2032	289,846	284,668
2003-RS7 AI4 5.09% due 2/25/2031(1)	334,626	332,679
Residential Funding Mortgage Securities Trust 2003-HS3 AI2 3.15% due 7/25/2018(1)	13,780	13,722
Vanderbilt Acquisition Loan Trust 2002-1 A3 5.70% due 9/7/2023(1)	638,947	643,646

Total Asset Backed Securities (Cost $5,170,745)		5,030,341

	Principal Amount	Value
Collateralized Mortgage Obligations – 22.5%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	1,726,191	1,735,901
Banc of America Funding Corp. 2006-3 5A5 5.50% due 3/25/2036	990,941	981,142
Banc of America Mortgage Securities, Inc. 2004-F 2A6 4.146% due 7/25/2034(1)	330,000	327,627
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	1,164,692	1,161,052

December 31, 2007	Principal Amount	Value

Collateralized Mortgage Obligations (continued)
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	$909,748	$925,097
2006-19CB A15 6.00% due 8/25/2036	1,023,143	1,015,532
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	768,536	792,948
FHLMC 2663 VQ 5.00% due 6/15/2022	400,000	386,092
1534 Z 5.00% due 6/15/2023	499,059	499,805
2500 TD 5.50% due 2/15/2016	63,704	63,742
3227 PR 5.50% due 9/15/2035	2,300,000	2,278,851
FNMA 2006-45 AC 5.50% due 6/25/2036	517,743	514,809
2002-52 PB 6.00% due 2/25/2032	1,500,000	1,522,036
GNMA 1997-19 PG 6.50% due 12/20/2027	1,440,711	1,489,127
J.P. Morgan Mortgage Trust 2005-S2 2A15 6.00% due 9/25/2035	2,140,160	2,141,498
Mastr Asset Securitization Trust 2003-10 3A7 5.50% due 11/25/2033	918,000	910,877
Prime Mortgage Trust 2006-1 1A1 5.50% due 6/25/2036	1,139,466	1,124,155
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	1,020,708	1,036,019
Residential Funding Mortgage Securities Trust 2006-S3 A7 5.50% due 3/25/2036	1,471,491	1,448,339
Wells Fargo Mortgage Backed Securities Trust 2003-11 1A3 4.75% due 10/25/2018	1,500,000	1,498,388
2005-5 1A1 5.00% due 5/25/2020	1,669,103	1,644,589
2006-1 A3 5.00% due 3/25/2021	1,051,516	1,036,730
2003-2 A7 5.25% due 2/25/2018	1,350,000	1,307,615
2007-13 A7 6.00% due 9/25/2037	1,125,206	1,121,690

Total Collateralized Mortgage Obligations (Cost $26,967,194)		26,963,661

The accompanying notes are an integral part of these financial statements.

44	Call 1.800.766.FUND

December 31, 2007	Principal Amount	Value

Commercial Mortgage Backed Securities – 8.1%
Bear Stearns Commercial Mortgage Securities 2006-T24 AM 5.568% due 10/12/2041(1)	$750,000	$741,036
Chase Commercial Mortgage Securities Corp. 1998-2 A2 6.39% due 11/18/2030	268,519	270,195
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	1,500,000	1,499,715
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	1,560,000	1,679,699
GMAC Commercial Mortgage Securities, Inc. 2006 C1 AM 5.29% due 11/10/2045(1)	572,000	557,322
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4 4.936% due 8/15/2042(1)	1,000,000	971,669
2005-LDP5 A4 5.179% due 12/15/2044(1)	720,000	716,999
2001-C1 A3 5.857% due 10/12/2035	1,000,000	1,035,661
J.P. Morgan Commercial Mortgage Finance Corp. 2000-C9 A2 7.77% due 10/15/2032	1,055,628	1,102,535
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(1)	1,110,000	1,098,887

Total Commercial Mortgage Backed Securities (Cost $9,570,695)		9,673,718

	Principal Amount	Value
Corporate Bonds – 18.6%
Aerospace & Defense – 0.4%
General Dynamics Corp. 4.50% due 8/15/2010	200,000	201,473
L-3 Communications Corp. 6.125% due 1/15/2014	250,000	245,000

		446,473
Automotive – 0.4%
DaimlerChrysler NA Holdings 4.05% due 6/4/2008	200,000	199,230
6.50% due 11/15/2013	80,000	83,600
TRW, Inc. 7.75% due 6/1/2029	150,000	181,603

		464,433
Building Materials – 0.3%
CRH America, Inc. 6.00% due 9/30/2016	350,000	342,297

		342,297

December 31, 2007	Principal Amount	Value

Diversified Manufacturing – 0.5%
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	$200,000	$198,079
United Technologies Corp. 4.375% due 5/1/2010	100,000	100,284
4.875% due 5/1/2015	300,000	295,917

		594,280
Electric – 0.4%
Nevada Power Co. 6.65% due 4/1/2036	150,000	151,860
PacifiCorp 5.25% due 6/15/2035	100,000	90,187
PPL Electric Utilities Corp. 6.45% due 8/15/2037	250,000	254,576

		496,623
Energy – 0.7%
Anadarko Petroleum Corp. 6.45% due 9/15/2036	125,000	127,292
Canadian Natural Resources Ltd. 6.25% due 3/15/2038	150,000	146,560
RAS Laffan Liquefied Natural Gas Co., Ltd. 3.437% due 9/15/2009(2)	232,800	232,423
Western Oil Sands, Inc. 8.375% due 5/1/2012	350,000	390,357

		896,632
Energy-Refining – 0.1%
Tosco Corp. 8.125% due 2/15/2030	125,000	158,914

		158,914
Entertainment – 0.5%
Time Warner, Inc. 7.57% due 2/1/2024	350,000	379,592
Viacom, Inc. 6.875% due 4/30/2036	200,000	200,545

		580,137
Finance Companies – 1.2%
Capital One Bank Co. 5.75% due 9/15/2010	200,000	200,046
General Electric Capital Corp. 6.75% due 3/15/2032	200,000	227,077
GMAC LLC 5.125% due 5/9/2008	400,000	395,579
Household Finance Corp. 6.375% due 11/27/2012	400,000	411,337
SLM Corp. 4.00% due 1/15/2009	200,000	192,674

		1,426,713
Financial – 1.3%
Bear Stearns Cos., Inc. 6.40% due 10/2/2017	100,000	96,616
Goldman Sachs Group, Inc.
5.125% due 1/15/2015	400,000	392,940
5.625% due 1/15/2017	80,000	78,126
Lehman Brothers Holdings Capital Trust VII 5.857% due 5/31/2012(3)	200,000	178,250

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	45

Schedule of Investments – RS Investment Quality Bond Fund (continued)

December 31, 2007	Principal Amount	Value

Financial (continued)
Lehman Brothers Holdings, Inc. 6.50% due 7/19/2017	$205,000	$207,430
Merrill Lynch & Co. 6.05% due 8/15/2012	250,000	254,799
Morgan Stanley
4.00% due 1/15/2010	150,000	147,498
5.95% due 12/28/2017	150,000	149,893

		1,505,552
Financial - Banks – 2.9%
American Express Bank FSB 6.00% due 9/13/2017	250,000	251,393
Bank of America Corp. 4.875% due 9/15/2012	400,000	400,981
Citigroup, Inc. 4.625% due 8/3/2010	400,000	397,819
City National Corp. 5.125% due 2/15/2013	300,000	299,373
Credit Suisse First Boston USA, Inc. 6.50% due 1/15/2012	200,000	210,841
Deutsche Bank AG London 6.00% due 9/1/2017	200,000	207,395
HSBC USA, Inc. 4.625% due 4/1/2014	200,000	191,658
J.P. Morgan Chase Capital XXII 6.45% due 2/2/2037	100,000	89,019
JPMorgan Chase & Co. 5.75% due 1/2/2013	200,000	203,811
PNC Funding Corp. 5.50% due 9/28/2012	200,000	202,828
Sovereign Bank, Inc. 5.125% due 3/15/2013	150,000	143,241
Wachovia Capital Trust III 5.80% due 3/15/2011(3)	300,000	268,065
Wachovia Corp. 5.25% due 8/1/2014	200,000	195,547
Washington Mutual Bank, FA 5.65% due 8/15/2014	150,000	132,390
Wells Fargo Bank NA 5.75% due 5/16/2016	300,000	304,376

		3,498,737
Food & Beverage – 0.4%
Diageo Capital PLC 5.50% due 9/30/2016	125,000	124,133
Kellogg Co. 2.875% due 6/1/2008	300,000	297,148
Tesco PLC 6.15% due 11/15/2037(2)	100,000	97,694

		518,975
Health Care – 0.2%
Fisher Scientific International, Inc. 6.125% due 7/1/2015	200,000	198,667

		198,667
Home Construction – 0.1%
Ryland Group, Inc. 5.375% due 6/1/2008	100,000	99,407

		99,407

December 31, 2007	Principal Amount	Value

Insurance – 1.1%
Allied World Assurance Co. Hldgs., Ltd. 7.50% due 8/1/2016	$100,000	$104,648
AXA SA 6.463% due 12/14/2018(2)(3)	200,000	180,094
Liberty Mutual Group, Inc. 7.50% due 8/15/2036(2)	100,000	97,576
MetLife, Inc. 6.40% due 12/15/2036(1)	250,000	229,123
Symetra Financial Corp. 6.125% due 4/1/2016(2)	300,000	298,721
UnitedHealth Group, Inc. 6.50% due 6/15/2037(2)	125,000	125,485
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(2)	300,000	310,943

		1,346,590
Iron-Steel – 0.2%
Nucor Corp. 5.75% due 12/1/2017	300,000	302,237

		302,237
Media - Cable – 0.6%
Comcast Cable Communications, Inc. 6.875% due 6/15/2009	250,000	257,143
Comcast Corp.
6.45% due 3/15/2037	150,000	152,727
6.50% due 1/15/2017	100,000	104,265
Time Warner Cable, Inc. 5.85% due 5/1/2017(2)	200,000	200,494

		714,629
Media - NonCable – 0.1%
News America Holdings, Inc. 8.00% due 10/17/2016	150,000	171,097

		171,097
Metals & Mining – 0.5%
Noranda, Inc. 6.00% due 10/15/2015	200,000	202,780
Steel Dynamics, Inc. 6.75% due 4/1/2015(2)	150,000	144,750
United States Steel Corp. 6.65% due 6/1/2037	150,000	133,807
Vale Overseas Ltd. 6.25% due 1/23/2017	100,000	100,310

		581,647
Natural Gas-Pipelines – 0.1%
Enterprise Products Operating LP 8.375% due 8/1/2066(1)	100,000	102,384

		102,384
Oil & Gas – 0.4%
Pemex Project Funding Master Trust 5.75% due 3/1/2018(2)	175,000	174,563
Petrobras International Finance Co. 5.875% due 3/1/2018	250,000	248,625

		423,188
Paper & Forest Products – 0.1%
Weyerhaeuser Co. 6.75% due 3/15/2012	75,000	78,760

		78,760

The accompanying notes are an integral part of these financial statements.

46	Call 1.800.766.FUND

December 31, 2007	Principal Amount	Value

Pharmaceuticals – 0.6%
Amgen, Inc. 5.85% due 6/1/2017(2)	$200,000	$203,022
Astrazeneca PLC 6.45% due 9/15/2037	150,000	164,351
Genentech, Inc. 4.75% due 7/15/2015	150,000	147,608
Schering-Plough Corp. 5.55% due 12/1/2013(1)	125,000	126,472
Wyeth 5.95% due 4/1/2037	125,000	125,332

		766,785
Railroads – 0.3%
Norfolk Southern Corp. 6.75% due 2/15/2011	300,000	321,467

		321,467
Real Estate Investment Trusts – 1.4%
ERP Operating LP 5.375% due 8/1/2016	200,000	188,643
Federal Realty Investment Trust 6.20% due 1/15/2017	150,000	149,569
Highwoods Realty Ltd. 5.85% due 3/15/2017	150,000	141,135
Liberty Property LP 7.25% due 3/15/2011	200,000	213,300
PPF Funding, Inc. 5.35% due 4/15/2012(2)	200,000	199,602
Regency Centers LP 6.75% due 1/15/2012	100,000	103,824
Simon Property Group LP 5.25% due 12/1/2016	200,000	186,095
USB Realty Corp. 6.091% due 1/15/2012(2)(3)	250,000	222,109
Westfield Group 5.40% due 10/1/2012(2)	250,000	249,472

		1,653,749
Retailers – 0.2%
CVS Caremark Corp. 5.75% due 6/1/2017	125,000	125,804
Wal-Mart Stores, Inc. 4.50% due 7/1/2015	150,000	143,826

		269,630
Technology – 0.4%
Cisco Systems, Inc. 5.50% due 2/22/2016	125,000	127,121
International Business Machines Corp. 5.70% due 9/14/2017	100,000	103,376
National Semiconductor Corp. 6.60% due 6/15/2017	250,000	259,228

		489,725
Utilities-Electric – 1.0%
Alabama Power Co. 5.65% due 3/15/2035	300,000	277,969
Exelon Corp. 4.45% due 6/15/2010	200,000	198,270
Florida Power & Light Co. 4.95% due 6/1/2035	200,000	176,000

December 31, 2007	Principal Amount	Value

Utilities-Electric (continued)
Pacific Gas & Electric Co. 6.05% due 3/1/2034	$100,000	$99,834
Potomac Edison Co. 5.35% due 11/15/2014	300,000	291,036
Public Service Electric Gas Co. 5.125% due 9/1/2012	200,000	201,435

		1,244,544
Utilities-Electric & Water – 0.4%
Public Service Co. of New Mexico 4.40% due 9/15/2008	500,000	496,724

		496,724
Wireless Communications – 0.5%
New Cingular Wireless Services, Inc. 8.125% due 5/1/2012	400,000	444,768
Vodafone Group PLC 6.15% due 2/27/2037	100,000	98,762

		543,530
Wireline Communications – 1.3%
AT&T, Inc. 6.30% due 1/15/2038	150,000	152,399
Deutsche Telekom International Finance BV 8.25% due 6/15/2030(1)	250,000	311,938
France Telecom S.A.
7.75% due 3/1/2011(1)	325,000	349,318
8.50% due 3/1/2031(1)	115,000	149,116
Sprint Capital Corp. 6.90% due 5/1/2019	200,000	198,673
Telecom Italia Capital 5.25% due 10/1/2015	150,000	146,137
Verizon Communications, Inc. 5.55% due 2/15/2016	225,000	227,415

		1,534,996

Total Corporate Bonds (Cost $22,312,917)		22,269,522

	Principal Amount	Value
Mortgage Pass-Through Securities – 17.5%
FHLMC
5.50% due 9/1/2034-12/1/2036	7,003,075	6,992,659
7.00% due 8/1/2008	100	101
FNMA
5.00% due 4/1/2034-2/1/2037	3,806,476	3,716,854
5.50% due 4/1/2022-7/1/2037	3,817,094	3,820,757
5.756% due 12/1/2036(1)	920,382	934,353
6.00% due 8/1/2021-10/1/2036	1,191,974	1,215,900
6.201% due 8/1/2046(1)	930,016	948,181
6.50% due 1/1/2013-7/1/2037	1,974,121	2,030,712
7.00% due 2/1/2009-6/1/2032	328,345	344,828
7.50% due 5/1/2027-2/1/2031	252,563	270,106
8.00% due 6/1/2030-9/1/2030	90,623	96,752
GNMA
6.00% due 12/15/2033	227,736	233,445
6.50% due 4/15/2033	408,465	423,490

Total Mortgage Pass-Through Securities (Cost $20,710,291)		21,028,138

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	47

Schedule of Investments – RS Investment Quality Bond Fund (continued)

December 31, 2007	Principal Amount	Value

Sovereign Debt Securities – 0.6%
Pemex Project Funding Master Trust 7.875% due 2/1/2009	$350,000	$359,773
Quebec Province 4.60% due 5/26/2015	250,000	249,772
United Mexican States 4.625% due 10/8/2008	100,000	99,500

Total Sovereign Debt Securities (Cost $700,238)		709,045

	Principal Amount	Value
Taxable Municipal Securities – 0.1%
Oregon – 0.1%
Oregon School Board Association 4.759% due 6/30/2028	200,000	183,966

		183,966

Total Taxable Municipal Securities (Cost $200,000)		183,966

	Principal Amount	Value
U.S. Government Securities – 27.2%
U.S. Government Agency Securities – 5.9%
FHLB 5.125% due 7/17/2018	2,590,000	2,582,341
FHLMC 5.00% due 7/2/2018	1,418,000	1,406,195
FNMA
4.375% due 7/17/2013	1,850,000	1,876,389
4.625% due 10/15/2013	1,150,000	1,183,797

		7,048,722
U.S. Treasury Bonds – 4.2%
U.S. Treasury Bonds
4.75% due 2/15/2037	709,000	742,012
6.25% due 8/15/2023	210,000	251,426
7.125% due 2/15/2023	850,000	1,096,899
7.25% due 8/15/2022	660,000	856,969
8.00% due 11/15/2021	200,000	273,719
8.125% due 8/15/2019	1,335,000	1,799,539

		5,020,564
U.S. Treasury Notes – 17.1%
U.S. Treasury Notes
3.625% due 12/31/2012	2,700,000	2,720,250
3.875% due 10/31/2012	3,590,000	3,660,396
4.125% due 8/31/2012	395,000	406,696
4.25% due 9/30/2012 -11/15/2017	11,870,000	12,145,305
4.50% due 5/15/2017	565,000	585,613
4.75% due 8/15/2017	910,000	961,116

		20,479,376

Total U.S. Government Securities (Cost $31,652,694)		32,548,662

December 31, 2007	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(4)	4	$157
RS Emerging Growth Fund, Class Y(4)	16	653
RS Emerging Markets Fund, Class A(4)	6	151
RS Equity Dividend Fund, Class Y(4)	1	13
RS Global Natural Resources Fund, Class Y(4)	52	1,988
RS Growth Fund, Class Y(4)	38	546
RS Investors Fund, Class Y(4)	99	949
RS MidCap Opportunities Fund, Class Y(4)	30	431
RS Partners Fund, Class Y(4)	18	559
RS S&P 500 Index Fund, Class A(4)	1	13
RS Smaller Company Growth Fund, Class Y(4)	17	357
RS Value Fund, Class Y(4)	13	349

Total Other Investments (Cost $6,395)		6,166

	Principal Amount	Value
Repurchase Agreements – 2.8%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $3,398,765, due 1/2/2008, collateralized by FNMA, 6.02%, due 5/8/2017, with a value of $3,468,588	$3,398,000	3,398,000

Total Repurchase Agreements (Cost $3,398,000)		3,398,000

Total Investments – 101.6% (Cost $120,689,169)		121,811,219

Other Liabilities, Net – (1.6)%		(1,965,949)

Total Net Assets – 100.0%		$119,845,270

(1)	Variable rate demand note.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2007, the aggregate market value of these securities amounted to $6,114,441, representing 5.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

48	Call 1.800.766.FUND

Schedule of Investments – RS Low Duration Bond Fund

December 31, 2007	Principal Amount	Value

Asset Backed Securities – 18.2%
American Express Credit Account Master Trust 2004-3 A 4.35% due 12/15/2011	$360,000	$360,804
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	297,348	274,773
Bank One Issuance Trust 2003-A7 A7 3.35% due 3/15/2011	340,000	337,802
Capital Auto Receivables Asset Trust 2006-SN1A A3 5.31% due 10/20/2009(2)	520,000	520,772
Carmax Auto Owner Trust 2005-1 A4 4.35% due 3/15/2010	390,000	388,654
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	414,555	380,728
Chase Issuance Trust 2007-A15 A 4.96% due 9/17/2012	580,000	589,411
Chase Manhattan Auto Owner Trust 2005-A A3 3.87% due 6/15/2009	204,895	204,140
Citibank Credit Card Master Trust I 1999-2 A 5.875% due 3/10/2011	550,000	560,128
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	339,312	320,724
Countrywide Asset-Backed Certificates Trust 2004-S1 A2 3.872% due 3/25/2020(1)	87,469	84,826
Detroit Edison Securitization Funding LLC 2001-1 A4 6.19% due 3/1/2013	240,000	247,096
Ford Credit Auto Owner Trust 2005-B A4 4.38% due 1/15/2010	531,005	530,200
GE Capital Credit Card Master Note Trust 2006-1 A 5.08% due 9/15/2012	370,000	374,847
PSE&G Transition Funding LLC 2001-1 A5 6.45% due 3/15/2013	500,000	521,001
Residential Asset Mortgage Products, Inc. 2003-RZ4 A5 4.66% due 2/25/2032	492,739	483,935
2002-RS4 AI5 6.163% due 8/25/2032(1)	48,577	46,481
Residential Funding Mortgage Securities Trust 2003-HS3 AI2 3.15% due 7/25/2018	5,081	5,060
World Omni Auto Receivables Trust 2005-A A4 3.82% due 11/12/2011	587,000	583,793

Total Asset Backed Securities (Cost $6,838,295)		6,815,175

December 31, 2007	Principal Amount	Value

Collateralized Mortgage Obligations – 9.4%
Banc of America Mortgage Securities, Inc. 2004-F 2A6 4.146% due 7/25/2034(1)	$360,000	$357,411
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	297,877	302,903
FHLMC 2598 QC 4.50% due 6/15/2027	300,090	298,142
1534 Z 5.00% due 6/15/2023	208,595	208,907
2500 TD 5.50% due 2/15/2016	66,063	66,103
20 H 5.50% due 10/25/2023	94,907	96,079
1650 J 6.50% due 6/15/2023	209,986	211,927
FNMA 2003-24 PU 3.50% due 11/25/2015	201,379	197,214
2003-63 GU 4.00% due 7/25/2033	166,731	165,176
2005-39 CL 5.00% due 12/25/2021	340,000	341,588
2003-13 ME 5.00% due 2/25/2026	186,539	186,021
2006-45 AC 5.50% due 6/25/2036	166,189	165,247
2002-52 PB 6.00% due 2/25/2032	475,000	481,978
GNMA 2002-93 NV 4.75% due 2/20/2032	40,811	40,436
J.P. Morgan Mortgage Trust 2005-S2 2A15 6.00% due 9/25/2035	182,310	182,424
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	169,300	171,840
Wells Fargo Mortgage-Backed Securities Trust 2005-14 2A1 5.50% due 12/25/2035	57,280	56,045

Total Collateralized Mortgage Obligations (Cost $3,525,517)		3,529,441

	Principal Amount	Value
Commercial Mortgage Backed Securities – 12.3%
Chase Commercial Mortgage Securities Corp. 1998-2 A2 6.39% due 11/18/2030	550,243	553,678
Commercial Mortgage Asset Trust 1999-C1 A3 6.64% due 1/17/2032	374,348	380,750
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	250,000	249,953

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	49

Schedule of Investments – RS Low Duration Bond Fund (continued)

December 31, 2007	Principal Amount	Value

Commercial Mortgage Backed Securities (continued)
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	$490,000	$527,598
GMAC Commercial Mortgage Securities, Inc. 1999-C2 A2 6.945% due 9/15/2033	277,556	283,673
Greenwich Capital Commercial Funding Corp. 2005-GG3 A2 4.305% due 8/10/2042	336,000	331,831
GS Mortgage Securities Corp. II 2004-GG2 A3 4.602% due 8/10/2038	380,000	379,336
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2004-C1 A1 3.053% due 1/15/2038	351,378	344,600
2001-C1 A3 5.857% due 10/12/2035	345,000	357,303
J.P. Morgan Commercial Mortgage Finance Corp. 2000-C9 A2 7.77% due 10/15/2032	307,559	321,226
LB UBS Commercial Mortgage Trust 2003-C1 A2 3.323% due 3/15/2027	144,098	143,597
2000-C5 A1 6.41% due 12/15/2019	2,073	2,073
Morgan Stanley Capital I 1999-RM1 E 6.990% due 12/15/2031(1)	690,000	701,970

Total Commercial Mortgage Backed Securities (Cost $4,598,163)		4,577,588

	Principal Amount	Value
Corporate Bonds – 20.4%
Automotive – 1.3%
DaimlerChrysler NA Holding Corp. 4.75% due 1/15/2008	500,000	499,891

		499,891
Electric – 2.7%
Alabama Power Co. 5.375% due 10/1/2008	350,000	351,003
Entergy Gulf States, Inc. 3.60% due 6/1/2008	350,000	347,344
Pacific Gas & Electric 3.60% due 3/1/2009	300,000	296,756

		995,103
Energy – 1.8%
Anadarko Petroleum Corp. 3.25% due 5/1/2008	500,000	496,668
RAS Laffan Liquefied Natural Gas Co., Ltd. 3.437% due 9/15/2009(2)	174,600	174,317

		670,985

December 31, 2007	Principal Amount	Value

Finance Companies – 2.1%
General Electric Capital Corp. 3.50% due 2/2/2009	$350,000	$347,664
iStar Financial, Inc. 7.00% due 3/15/2008	300,000	299,483
SLM Corp. 4.00% due 1/15/2009	150,000	144,505

		791,652
Financial – 0.8%
Morgan Stanley 3.875% due 1/15/2009	300,000	296,914

		296,914
Financial - Banks – 2.6%
Popular NA, Inc. 3.875% due 10/1/2008	300,000	297,127
Sovereign Bank 4.00% due 2/1/2008	300,000	299,721
Textron Financial Corp. 5.125% due 11/1/2010	350,000	356,934

		953,782
Food & Beverage – 1.0%
Pepsi Bottling Holdings, Inc. 5.625% due 2/17/2009(2)	350,000	354,183

		354,183
Home Construction – 0.3%
Ryland Group, Inc. 5.375% due 6/1/2008	100,000	99,407

		99,407
Insurance – 0.5%
Unum Group 5.859% due 5/15/2009	200,000	203,637

		203,637
Media - Cable – 1.7%
Comcast Corp. 7.625% due 4/15/2008	300,000	301,770
Cox Communications, Inc. 4.625% due 1/15/2010	350,000	347,285

		649,055
Natural Gas-Distributors – 0.8%
ONEOK, Inc. 7.125% due 4/15/2011	290,000	307,063

		307,063
Paper & Forest Products – 1.6%
International Paper Co. 3.80% due 4/1/2008	300,000	298,962
Packaging Corp. of America 4.375% due 8/1/2008	300,000	297,242

		596,204
Retailers – 1.7%
CVS Caremark Corp. 4.00% due 9/15/2009	350,000	343,429
Federated Department Stores, Inc. 6.625% due 9/1/2008	305,000	307,322

		650,751

The accompanying notes are an integral part of these financial statements.

50	Call 1.800.766.FUND

December 31, 2007	Principal Amount	Value

Utilities-Electric & Water – 0.7%
Public Service Co. of New Mexico 4.40% due 9/15/2008	$250,000	$248,362

		248,362
Wireline Communications – 0.8%
Telecom Italia Capital 4.00% due 11/15/2008	300,000	296,126

		296,126

Total Corporate Bonds (Cost $7,586,729)		7,613,115

	Principal Amount	Value
Mortgage Pass-Through Security – 0.9%
FNMA 6.034% due 7/1/2011	325,679	332,041

Total Mortgage Pass-Through Security (Cost $328,825)		332,041

	Principal Amount	Value
Sovereign Debt Security – 0.8%
United Mexican States 4.625% due 10/8/2008	300,000	298,500

Total Sovereign Debt Security (Cost $298,526)		298,500

	Principal Amount	Value
U.S. Government Securities – 36.9%
U.S. Government Agency Securities – 24.1%
FHLMC 3.15% due 12/16/2008	585,000	580,007
4.00% due 12/15/2009	1,380,000	1,391,204
5.00% due 6/11/2009	1,350,000	1,375,082
FNMA 3.75% due 3/18/2008(3)	165,000	164,902
3.875% due 2/15/2010	920,000	926,160
4.50% due 12/1/2009	520,000	520,069
5.00% due 10/15/2011-2/16/2012	1,210,000	1,261,227
5.125% due 7/13/2009-4/15/2011	2,700,000	2,800,863

		9,019,514
U.S. Treasury Notes – 12.8%
U.S. Treasury Notes 3.125% due 11/30/2009	400,000	400,438
3.25% due 12/31/2009	390,000	391,341
3.375% due 11/30/2012	515,000	513,270
3.50% due 2/15/2010	310,000	312,688
3.625% due 10/31/2009-12/31/2012	550,000	554,477
4.00% due 8/31/2009	65,000	65,955
4.50% due 5/15/2010	940,000	971,357
4.625% due 2/29/2012-7/31/2012	468,000	491,262
4.75% due 5/31/2012	285,000	300,786
5.00% due 2/15/2011	720,000	760,332

		4,761,906

Total U.S. Government Securities (Cost $13,487,939)		13,781,420

December 31, 2007	Shares		Value

Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(4)	1		$49
RS Emerging Growth Fund, Class Y(4)	5		206
RS Emerging Markets Fund, Class A(4)	2		48
RS Equity Dividend Fund, Class Y(4)	—	(5)	4
RS Global Natural Resources Fund, Class Y(4)	17		627
RS Growth Fund, Class Y(4)	12		172
RS Investment Quality Bond Fund, Class A(4)	—	(5)	4
RS Investors Fund, Class Y(4)	31		299
RS MidCap Opportunities Fund, Class Y(4)	10		135
RS Partners Fund, Class Y(4)	6		177
RS S&P 500 Index Fund, Class A(4)	—	(5)	4
RS Smaller Company Growth Fund, Class Y(4)	6		113
RS Value Fund, Class Y(4)	4		110

Total Other Investments (Cost $2,021)			1,948

	Principal Amount		Value
Repurchase Agreements – 2.7%
State Street Bank and Trust Co. Repurchase Agreement, 4.05%, dated 12/31/2007, maturity value of $1,025,231, due 1/2/2008, collateralized by FNMA, 6.02%, due 5/8/2017, with a value of $1,046,644.	$1,025,000		1,025,000

Total Repurchase Agreements (Cost $1,025,000)			1,025,000

Total Investments – 101.6% (Cost $37,691,015)			37,974,228

Other Liabilities, Net – (1.6)%			(608,914)

Total Net Assets – 100.0%			$37,365,314

(1)	Variable rate demand note.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2007, the aggregate market value of these securities amounted to $1,826,823, representing 4.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Step-up bond.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
(5)	Rounds to less than one share.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	51

Schedule of Investments – RS High Yield Bond Fund

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Corporate Bonds – 90.0%
Advertising – 0.2%
Lamar Media Corp. Sr. Sub. Nt. 6.625% due 8/15/2015(1)	Ba3/B	$140,000	$136,150

			136,150
Aerospace & Defense – 2.5%
Alion Science and Technology Corp. Sr. Nt. 10.25% due 2/1/2015	Caa1/CCC+	200,000	170,500
Communications & Power Industries, Inc. Sr. Sub. Nt. 8.00% due 2/1/2012	B3/B-	490,000	490,000
DRS Technologies, Inc. Sr. Sub. Nt. 7.625% due 2/1/2018	B3/B	520,000	526,500
Hawker Beechcraft Acquisition Co. Sr. Sub. Nt. 9.75% due 4/1/2017(1)	Caa1/B-	570,000	567,150
L-3 Communications Corp. Sr. Sub. Nt. 5.875% due 1/15/2015	Ba3/BB+	180,000	173,700
6.375% due 10/15/2015	Ba3/BB+	200,000	197,000

			2,124,850
Auto Parts & Equipment – 0.8%
Allison Transmission, Inc. 11.00% due 11/1/2015(1)	Caa1/B-	570,000	518,700
Tenneco, Inc. Sr. Nt. 8.125% due 11/15/2015(1)	B2/B+	180,000	178,200

			696,900
Automotive – 7.3%
American Axle & Manufacturing, Inc. Sr. Nt. 7.875% due 3/1/2017	Ba3/BB	150,000	135,375
Ford Motor Credit Co. Nt. 6.75% due 8/15/2008	B1/B	800,000	788,446
Sr. Nt. 7.25% due 10/25/2011	B1/B	1,400,000	1,212,623
8.00% due 12/15/2016	B1/B	700,000	594,588
9.75% due 9/15/2010	B1/B	538,000	513,361
9.875% due 8/10/2011	B1/B	570,000	539,122
General Motors Corp. Nt. 6.375% due 5/1/2008	Caa1/B-	1,000,000	992,500
Sr. Deb. 8.375% due 7/15/2033	Caa1/B-	880,000	708,400
Goodyear Tire & Rubber Co. Sr. Nt. 8.625% due 12/1/2011	Ba3/B	91,000	94,867
8.663% due 12/1/2009(2)	Ba3/B	140,000	141,050
TRW Automotive, Inc. 7.25% due 3/15/2017(1)	Ba3/BB-	437,000	392,207

			6,112,539

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Building Materials – 0.8%
Mueller Water Products, Inc. Sr. Sub. Nt. 7.375% due 6/1/2017	B3/B	$143,000	$127,806
Norcraft Cos. L.P. Sr. Sub. Nt. 9.00% due 11/1/2011	B1/B-	500,000	507,500

			635,306
Chemicals – 1.8%
Huntsman International LLC Sr. Sub. Nt. 7.875% due 11/15/2014	B2/B	180,000	190,800
Koppers, Inc. Sr. Nt. 9.875% due 10/15/2013	B2/B	398,000	418,895
Momentive Performance Materials, Inc. Sr. Nt. 9.75% due 12/1/2014(1)	B3/B-	930,000	855,600

			1,465,295
Construction Machinery – 2.3%
Ashtead Capital, Inc. Nt. 9.00% due 8/15/2016(1)	B1/B	300,000	265,500
Ashtead Holdings PLC Sr. Nt. 8.625% due 8/1/2015(1)	B1/B	200,000	175,000
Neff Corp. Sr. Nt. 10.00% due 6/1/2015	Caa2/B-	140,000	76,300
Rental Service Corp. Sr. Nt. 9.50% due 12/1/2014	Caa1/B-	747,000	668,565
Titan International, Inc. Sr. Nt. 8.00% due 1/15/2012	B3/B	160,000	154,400
United Rentals NA, Inc. Sr. Sub. Nt. 7.75% due 11/15/2013	B3/B	640,000	556,800

			1,896,565
Consumer Products – 1.6%
Easton-Bell Sports, Inc. Sr. Sub. Nt. 8.375% due 10/1/2012	B3/CCC+	530,000	477,000
Elizabeth Arden, Inc. Sr. Sub. Nt. 7.75% due 1/15/2014	B1/B	410,000	401,800
Jarden Corp. Sr. Sub. Nt. 7.50% due 5/1/2017	B3/B-	495,000	425,700

			1,304,500
Diversified Manufacturing – 0.1%
ESCO Corp. Sr. Nt. 8.625% due 12/15/2013(1)	B2/B	90,000	90,000

			90,000

The accompanying notes are an integral part of these financial statements.

52	Call 1.800.766.FUND

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Electric – 4.5%
The AES Corp. Sr. Nt. 7.75% due 10/15/2015(1)	B1/B	$285,000	$289,275
Dynegy Holdings, Inc. Sr. Nt. 7.75% due 6/1/2019	B2/B-	450,000	415,125
Edison Mission Energy Sr. Nt. 7.00% due 5/15/2017	B1/BB-	350,000	343,875
NRG Energy, Inc. Sr. Nt. 7.375% due 1/15/2017	B1/B	360,000	351,000
Reliant Energy, Inc. Sr. Nt. 7.625% due 6/15/2014	B3/B-	360,000	356,400
7.875% due 6/15/2017	B3/B-	180,000	178,200
Sierra Pacific Resources Sr. Nt. 8.625% due 3/15/2014	Ba3/B	557,000	595,172
Texas Competitive Electric Holdings Co. LLC 10.25% due 11/1/2015(1)	B3/CCC	1,260,000	1,247,400

			3,776,447
Electrical Components & Equipment – 0.2%
Belden, Inc. Sr. Sub. Nt. 7.00% due 3/15/2017	Ba2/BB-	175,000	170,625

			170,625
Energy – 6.4%
Allis-Chalmers Energy, Inc. Sr. Nt. 9.00% due 1/15/2014	B2/B	250,000	246,250
Basic Energy Services, Inc. Sr. Nt. 7.125% due 4/15/2016	B1/B	200,000	188,000
Belden & Blake Corp. Sr. Sec. Nt. 8.75% due 7/15/2012	Caa2/B	200,000	202,000
Chaparral Energy, Inc. Sr. Nt. 8.50% due 12/1/2015	Caa1/CCC+	865,000	778,500
Chesapeake Energy Corp. Sr. Nt. 7.625% due 7/15/2013	Ba3/BB	300,000	309,750
Cimarex Energy Co. Sr. Nt. 7.125% due 5/1/2017	B1/BB-	285,000	280,012
Compagnie Generale de Geophysique-Veritas Sr. Nt. 7.75% due 5/15/2017	Ba3/BB-	85,000	85,850
Complete Production Services, Inc. Sr. Nt. 8.00% due 12/15/2016	B2/B	180,000	174,150
Encore Acquisition Co. Sr. Sub. Nt. 7.25% due 12/1/2017	B1/B	600,000	571,500

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Energy (continued)
Hilcorp Energy I L.P. Sr. Nt. 7.75% due 11/1/2015(1)	B3/B	$165,000	$162,113
9.00% due 6/1/2016(1)	B3/B	200,000	207,000
Mariner Energy, Inc. Sr. Nt. 8.00% due 5/15/2017	B3/B	285,000	271,106
OPTI Canada, Inc. Sr. Sec. Nt. 7.875% due 12/15/2014(1)	B1/BB+	200,000	195,500
8.25% due 12/15/2014(1)	B1/BB+	615,000	608,850
Pride International, Inc. Sr. Nt. 7.375% due 7/15/2014	Ba2/BB+	219,000	225,023
Seitel, Inc. Sr. Nt. 9.75% due 2/15/2014	B3/B-	140,000	119,350
Western Oil Sands, Inc. 8.375% due 5/1/2012	Baa3/BBB+	298,000	332,361
Whiting Petroleum Corp. Sr. Sub. Nt. 7.00% due 2/1/2014	B1/B	400,000	396,000

			5,353,315
Energy - Refining – 0.4%
Petroplus Finance Ltd. Sr. Nt. 6.75% due 5/1/2014(1)	B1/BB-	90,000	83,813
7.00% due 5/1/2017(1)	B1/BB-	265,000	242,475

			326,288
Environmental – 0.4%
Allied Waste NA, Inc. Sr. Nt. 7.875% due 4/15/2013	B1/BB+	335,000	342,538

			342,538
Food & Beverage – 3.1%
Aramark Corp. Sr. Nt. 8.411% due 2/1/2015(2)	B3/B-	135,000	131,625
8.50% due 2/1/2015	B3/B-	285,000	288,563
ASG Consolidated LLC Sr. Disc. Nt. 0.00/11.50% due 11/1/2011(3)	B3/B-	550,000	514,250
Constellation Brands, Inc. Sr. Nt. 7.25% due 5/15/2017(1)	Ba3/BB-	360,000	333,000
Dean Foods Co. Sr. Nt. 7.00% due 6/1/2016	B3/B	600,000	534,000
Michael Foods, Inc. Sr. Sub. Nt. 8.00% due 11/15/2013	B3/B-	808,000	799,920

			2,601,358
Gaming – 8.1%
Boyd Gaming Corp. Sr. Sub. Nt. 6.75% due 4/15/2014	B1/B+	600,000	571,500
7.125% due 2/1/2016	B1/B+	400,000	378,000

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	53

Schedule of Investments – RS High Yield Bond Fund (continued)

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Gaming (continued)
Buffalo Thunder Development Authority Sr. Sec. Nt. 9.375% due 12/15/2014(1)	B2/B	$140,000	$124,600
Harrahs Operating Co., Inc. Nt. 6.50% due 6/1/2016	Baa3/BB	1,440,000	1,072,800
MGM Mirage, Inc. Sr. Nt. 7.50% due 6/1/2016	Ba2/BB	1,230,000	1,217,700
Pokagon Gaming Authority Sr. Nt. 10.375% due 6/15/2014(1)	B3/B	200,000	215,000
Seminole Hard Rock Entertainment, Inc. Sr. Sec. Nt. 7.491% due 3/15/2014(1)(2)	B1/BB	85,000	81,175
Seneca Gaming Corp. Sr. Nt. 7.25% due 5/1/2012	Ba2/BB	705,000	710,287
Shingle Springs Tribal Gaming Authority Sr. Nt. 9.375% due 6/15/2015(1)	B3/B	350,000	339,500
Snoqualmie Entertainment Authority Nt. 9.125% due 2/1/2015(1)	B3/B	985,000	950,525
Station Casinos, Inc. Sr. Sub. Nt. 6.875% due 3/1/2016	Caa1/B-	1,185,000	865,050
Turning Stone Resort Casino Enterprise Sr. Nt. 9.125% due 9/15/2014(1)	B1/B+	200,000	204,000

			6,730,137
Health Care – 6.3%
Alliance Imaging, Inc. Sr. Sub. Nt. 7.25% due 12/15/2012(1)	B3/B-	360,000	342,000
7.25% due 12/15/2012	B3/B-	700,000	665,000
Community Health Systems, Inc. 8.875% due 7/15/2015	B3/B-	360,000	366,750
Fresenius Medical Care Capital Tr. 7.875% due 6/15/2011	B1/B+	570,000	589,950
HCA, Inc. Sr. Nt. 6.75% due 7/15/2013	Caa1/B-	570,000	507,300
Sec. Nt. 9.125% due 11/15/2014	B2/BB-	852,000	886,080
9.25% due 11/15/2016	B2/BB-	1,130,000	1,186,500
US Oncology, Inc. Sr. Sub. Nt. 10.75% due 8/15/2014	B3/CCC+	685,000	676,437

			5,220,017

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Home Construction – 0.6%
D.R. Horton, Inc. Sr. Nt. 4.875% due 1/15/2010	Ba1/BB+	$175,000	$160,358
Meritage Homes Corp. Sr. Nt. 6.25% due 3/15/2015	Ba3/BB	350,000	243,250
7.00% due 5/1/2014	Ba3/BB	180,000	128,700

			532,308
Industrial - Other – 0.8%
Baldor Electric Co. Sr. Nt. 8.625% due 2/15/2017	B3/B	160,000	164,800
Education Management LLC Sr. Nt. 8.75% due 6/1/2014	B2/CCC+	500,000	501,875

			666,675
Insurance – 0.5%
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(1)	Ba1/BB+	400,000	414,591

			414,591
Iron - Steel – 1.0%
Steel Dynamics, Inc. Sr. Nt. 7.375% due 11/1/2012(1)	Ba2/BB+	800,000	804,000

			804,000
Lodging – 1.0%
Host Marriott L.P. Sr. Nt. Ser. O 6.375% due 3/15/2015	Ba1/BB	900,000	877,500

			877,500
Media - Cable – 5.1%
Cablevision Systems Corp. Sr. Nt. 8.00% due 4/15/2012(2)	B3/B+	910,000	882,700
Charter Communications Holdings I LLC Sr. Sec. Nt. 11.00% due 10/1/2015	NR/NR	570,000	461,700
Charter Communications Holdings II LLC Sr. Nt. 10.25% due 9/15/2010	Caa1/CCC	1,272,000	1,246,560
Charter Communications Operating LLC Sr. Nt. 8.00% due 4/30/2012(1)	B2/B+	372,000	358,980
CSC Holdings, Inc. Sr. Nt. Ser. B 7.625% due 4/1/2011	B2/B+	400,000	399,000
Local TV Finance LLC Sr. Nt. 9.25% due 6/15/2015(1)(4)	Caa1/CCC+	285,000	272,175
Mediacom LLC Sr. Nt. 9.50% due 1/15/2013	B3/B-	600,000	557,250

The accompanying notes are an integral part of these financial statements.

54	Call 1.800.766.FUND

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Media - Cable (continued)
Virgin Media Finance PLC Sr. Nt. 9.125% due 8/15/2016	B2/B-	$50,000	$49,500

			4,227,865
Media - NonCable – 6.6%
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(1)	B1/B-	1,120,000	1,121,400
Bonten Media Acquisition Co. Sr. Sub. Nt. 9.00% due 6/1/2015(1)(4)	Caa1/CCC+	285,000	248,662
DirecTV Holdings LLC Sr. Nt. 6.375% due 6/15/2015	Ba3/BB-	388,000	372,480
8.375% due 3/15/2013	Ba3/BB-	275,000	286,000
EchoStar DBS Corp. Sr. Nt. 6.375% due 10/1/2011	Ba3/BB-	365,000	360,620
6.625% due 10/1/2014	Ba3/BB-	295,000	293,525
Hughes Network Systems LLC Sr. Nt. 9.50% due 4/15/2014	B1/B-	100,000	101,250
Idearc, Inc. Sr. Nt. 8.00% due 11/15/2016	B2/B+	540,000	495,450
Mediacom Broadband LLC Sr. Nt. 8.50% due 10/15/2015	B3/B-	200,000	177,250
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016(1)	B2/B	540,000	518,400
R.H. Donnelley Corp. Sr. Disc. Nt. Ser. A-1 6.875% due 1/15/2013	B3/B	140,000	125,300
Sr. Disc. Nt. Ser. A-2 6.875% due 1/15/2013	B3/B	440,000	393,800
Sr. Nt. Ser. A-4 8.875% due 10/15/2017(1)	B3/B	455,000	420,875
Valassis Communications, Inc. Sr. Nt. 8.25% due 3/1/2015	B3/B-	660,000	588,225

			5,503,237
Metals & Mining – 0.4%
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.25% due 4/1/2015	Ba3/BB	175,000	185,500
8.375% due 4/1/2017	Ba3/BB	175,000	187,688

			373,188
Natural Gas - Distributors – 1.0%
Amerigas Partners L.P. Sr. Nt. 7.125% due 5/20/2016	B1/NR	600,000	582,000
7.25% due 5/20/2015	B1/NR	245,000	240,100

			822,100

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Natural Gas - Pipelines – 1.8%
El Paso Performance-Linked Tr. Nt. 7.75% due 7/15/2011(1)	Ba3/BB	$200,000	$205,246
MarkWest Energy Partners L.P. Sr. Nt. Ser. B 8.50% due 7/15/2016	B2/B	600,000	603,000
SemGroup L.P. Sr. Nt. 8.75% due 11/15/2015(1)	B1/NR	760,000	722,000

			1,530,246
Noncaptive Consumer – 2.8%
ACE Cash Express, Inc. Sr. Nt. 10.25% due 10/1/2014(1)(5)	Caa1/B-	575,000	554,875
Residential Capital LLC 5.646% due 6/9/2008(2)	Ba3/BB+	1,130,000	966,150
7.625% due 11/21/2008(2)	Ba3/BB+	560,000	445,200
8.00% due 6/1/2012	Ba3/BB+	560,000	344,400

			2,310,625
Oil & Gas – 0.9%
Energy Partners Ltd. 9.75% due 4/15/2014	Caa1/B-	570,000	538,650
Key Energy Services, Inc. Sr. Nt. 8.375% due 12/1/2014(1)	B1/B	180,000	184,050

			722,700
Packaging – 1.4%
Crown Americas LLC Sr. Nt. 7.75% due 11/15/2015	B1/B	800,000	824,000
Owens-Brockway Glass Container, Inc. Sr. Sec. Nt. 8.875% due 2/15/2009	Ba2/NR	373,000	374,399

			1,198,399
Paper & Forest Products – 3.7%
Abitibi-Consol of Canada 5.25% due 6/20/2008	B3/B	570,000	545,775
Abitibi-Consolidated, Inc. Nt. 6.95% due 4/1/2008	B3/B	570,000	559,313
Caraustar Inds., Inc. Nt. 7.375% due 6/1/2009	Caa2/B+	600,000	540,000
Catalyst Paper Corp. Sr. Nt. Ser. D 8.625% due 6/15/2011	B2/B	535,000	444,050
Graphic Packaging International, Inc. Sr. Sub. Nt. 9.50% due 8/15/2013	B3/B-	1,022,000	1,009,225

			3,098,363
Retailers – 1.4%
Autonation, Inc. Sr. Nt. 7.243% due 4/15/2013(2)	Ba2/BB+	50,000	46,125

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	55

Schedule of Investments – RS High Yield Bond Fund (continued)

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Retailers (continued)
7.00% due 4/15/2014	Ba2/BB+	$100,000	$94,750
KAR Holdings, Inc. Sr. Sub. Nt. 10.00% due 5/1/2015(1)	Caa1/CCC	570,000	508,725
Michaels Stores, Inc. Sr. Sub. Nt. 11.375% due 11/1/2016	Caa1/CCC	360,000	330,300
Rent-A-Center Sr. Sub. Nt. Ser.B 7.50% due 5/1/2010	B2/B+	200,000	186,500

			1,166,400
Services – 1.3%
NCO Group, Inc. Sr. Nt. 9.744% due 11/15/2013(2)	B3/B-	330,000	316,800
Sr. Sub. Nt. 11.875% due 11/15/2014	Caa1/B-	180,000	167,400
Travelport LLC Sr. Nt. 9.749% due 9/1/2014(2)	B3/CCC+	600,000	580,500

			1,064,700
Supermarkets – 0.5%
Delhaize America, Inc. Debt. 9.00% due 4/15/2031	Baa3/BB+	370,000	427,785

			427,785
Technology – 4.8%
Amkor Technologies, Inc. Sr. Nt. 7.75% due 5/15/2013	B1/B	530,000	499,525
Freescale Semiconductor, Inc. Sr. Nt. 8.866% due 12/15/2014(2)	B2/B-	180,000	153,000
8.875% due 12/15/2014	B2/B-	360,000	321,300
9.125% due 12/15/2014(4)	B2/B-	705,000	599,250
Iron Mountain, Inc. Sr. Sub. Nt. 8.625% due 4/1/2013	B3/B	700,000	708,750
Nortel Networks Ltd. Sr. Nt. 9.493% due 7/15/2011(1)(2)	B3/B-	380,000	370,500
10.75% due 7/15/2016(1)	B3/B-	200,000	210,000
NXP BV / NXP Funding LLC Sr. Sec. Nt. 7.993% due 10/15/2013(2)	Ba3/BB-	150,000	138,000
SunGard Data Systems, Inc. Sr. Nt. 9.125% due 8/15/2013	Caa1/B-	950,000	966,625

			3,966,950
Tobacco – 0.8%
Reynolds American, Inc. Sr. Sec. Nt. 7.25% due 6/1/2013	Ba1/BBB	600,000	634,640

			634,640

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Transportation – 1.2%
American Railcar Industries, Inc. Sr. Nt. 7.50% due 3/1/2014	B1/BB-	$260,000	$245,700
Avis Budget Car Rental LLC Sr. Nt. 7.369% due 5/15/2014(2)	Ba3/BB-	100,000	92,000
7.625% due 5/15/2014	Ba3/BB-	100,000	95,500
7.75% due 5/15/2016	Ba3/BB-	300,000	282,000
Hertz Corp. 10.50% due 1/1/2016	B2/B	270,000	279,450

			994,650
Wireless Communications – 3.1%
Centennial Cellular Communications Corp. Sr. Nt. 10.125% due 6/15/2013	B2/CCC+	300,000	315,000
Inmarsat Finance PLC Sr. Nt. 7.625% due 6/30/2012	Ba3/B+	310,000	319,300
Intelsat Bermuda, Ltd. Sr. Nt. 9.25% due 6/15/2016	B2/B	100,000	100,500
Intelsat Corp. Sr. Nt. 9.00% due 6/15/2016	B2/B-	500,000	503,750
iPCS, Inc. Sec. Nt. 8.161% due 5/1/2014(2)(4)	Caa1/CCC	570,000	527,250
MetroPCS Wireless, Inc. Sr. Nt. 9.25% due 11/1/2014	Caa1/CCC	855,000	803,700

			2,569,500
Wireline Communications – 2.5%
Nordic Telephone Co. Holdings Sr. Nt. 8.875% due 5/1/2016(1)	B2/B	200,000	205,000
Qwest Corp. Sr. Nt. 7.625% due 6/15/2015	Ba1/BBB-	500,000	508,750
7.875% due 9/1/2011	Ba1/BBB-	885,000	920,400
Windstream Corp. Sr. Nt. 7.00% due 3/15/2019	Ba3/BB-	140,000	133,350
8.625% due 8/1/2016	Ba3/BB-	300,000	315,000

			2,082,500

Total Corporate Bonds (Cost $77,997,138)			74,971,752

		Shares	Value
Preferred Stocks – 0.6%
Thrift & Mortgage Finance – 0.6%
IndyMac Bank FSB(1)		44,000	475,750

Total Preferred Stocks (Cost $1,100,000)			475,750

The accompanying notes are an integral part of these financial statements.

56	Call 1.800.766.FUND

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Indexed Securities – 2.6%
Dow Jones Credit Default Index Series HY-9-TRI 8.75% due 12/29/2012(1)	B3/NR	$2,240,000	$2,209,200

Total Indexed Securities (Cost $2,242,695)			2,209,200

		Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(6)		3	116
RS Emerging Growth Fund, Class Y(6)		12	481
RS Emerging Markets Fund, Class A(6)		4	113
RS Equity Dividend Fund, Class Y(6)		1	9
RS Global Natural Resources Fund, Class Y(6)		39	1,466
RS Growth Fund, Class Y(6)		28	404
RS Investment Quality Bond Fund, Class A(6)		1	9
RS Investors Fund, Class Y(6)		73	701
RS MidCap Opportunities Fund, Class Y(6)		22	319
RS Partners Fund, Class Y(6)		13	411
RS S&P 500 Index Fund, Class A(6)		1	10
RS Smaller Company Growth Fund, Class Y(6)		13	263
RS Value Fund, Class Y(6)		10	257

Total Other Investments (Cost $4,731)			4,559

		Principal Amount	Value
Repurchase Agreements – 5.3%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $4,398,990 due 1/2/2008, collateralized by FHLMC, 6.30%, due 6/29/2017, with a value of $843,525; FNMA, 6.02%, due 5/8/2017, with a value of $3,645,556		$4,398,000	4,398,000

Total Repurchase Agreements (Cost $4,398,000)			4,398,000

Total Investments – 98.5% (Cost $85,742,564)			82,059,261

Other Assets, Net – 1.5%			1,229,308

Total Net Assets – 100.0%			$83,288,569
(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2007, the aggregate market value of these securities amounted to $18,609,162, representing 22.3% of net assets, of which $18,054,287 have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	The rate shown is the rate in effect at December 31, 2007.
(3)	Step-up bond.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	Security deemed illiquid by the investment adviser.
(6)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
*	Unaudited

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	57

Schedule of Investments – RS Tax-Exempt Fund

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Municipal Bonds – 100.2%
Alabama – 1.1%
Alabama 21st Century Auth. Tobacco Settlement Rev., 5.25% due 12/1/2009	Baa1/A-	$1,000,000	$1,019,940
5.75% due 12/1/2019	Baa1/A-	160,000	165,122

			1,185,062
Alaska – 1.3%
Northern Tobacco Securitization Corp. AK Asset Bkd. 5.80% due 6/1/2012(1)	Aaa/AAA	1,300,000	1,379,261

			1,379,261
Arizona – 3.9%
Mesa AZ Utility Sys. Rev., FGIC insured 5.00% due 7/1/2027	Aaa/AAA	1,500,000	1,565,355
Phoenix, AZ G.O. Ser. B, 5.375% due 7/1/2020(1)	Aa1/AAA	1,000,000	1,076,880
Salt River Proj., AZ Agric. Impt. & Pwr. Dist. Rev. Ser. A, 5.00% due 1/1/2028	Aa1/AA	1,500,000	1,572,450

			4,214,685
Arkansas – 1.0%
Arkansas St. G.O. Fed. Hwy. Grant Ser. A, 5.50% due 8/1/2011	Aa2/AA	1,000,000	1,034,870

			1,034,870
California – 6.4%
California St. Var. Purp. 5.00% due 9/1/2030	A1/A+	1,500,000	1,518,840
California St. Var. Purp. G.O., 5.00% due 3/1/2028	A1/A+	1,500,000	1,522,995
Golden St. Tobacco Securitization Corp. CA Tobacco Settlement Ser. 2003 A-1, 5.00% due 6/1/2012(1)	Aaa/AAA	750,000	800,940
Rev. Enhanced Asset Bkd. Ser. A, FGIC insured 5.00% due 6/1/2035	Aaa/AAA	1,500,000	1,513,800
University CA Regts. Pooled Rev., MBIA insured 4.02% due 5/15/2030(2)	Aaa/AAA	1,500,000	1,455,495

			6,812,070
Colorado – 5.4%
Colorado Springs Colo. Rev. Var-Colorado College Proj. SPA-JP 3.70% due 6/1/2029(2)	Aa3/AA-	2,200,000	2,200,000
North Metro Fire Rescue Dist. Colorado G.O., AMBAC insured 5.00% due 12/1/2027	Aaa/AAA	1,500,000	1,576,965

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Colorado (continued)
West Metro Fire Protn. Dist. CO G.O. Ser. A, MBIA insured 5.25% due 12/1/2026	Aaa/NR	$1,895,000	$2,038,603

			5,815,568
Connecticut – 4.0%
Connecticut St. Health & Edl. Facs. Auth. Rev. Var-Yale Univ-Ser. Y-3 3.55% due 7/1/2035(2)	Aaa/AAA	1,100,000	1,100,000
Connecticut St. Ser. D, Series-2007 5.00% due 12/1/2026	Aa3/AA	1,500,000	1,591,395
Connecticut St. Spl. Tax Oblig. Rev. Transn. Infrastructure-Ser. A, AMBAC insured 5.00% due 8/1/2027	Aaa/AAA	1,500,000	1,587,690

			4,279,085
Florida – 1.5%
Florida St. Brd. of Ed. Lottery Rev. Ser. C, FGIC insured 5.25% due 7/1/2016(1)	Aaa/AAA	1,500,000	1,590,270

			1,590,270
Georgia – 3.0%
Augusta GA, Wtr. & Swr. Rev., FSA insured 5.00% due 10/1/2030(3)	Aaa/AAA	1,500,000	1,590,195
Metropolitan Atlanta Rapid Tran. Auth. GA Sales Tax Rev. Ref-Third Indenture-Ser. B, FSA insured 5.00% due 7/1/2026	Aaa/AAA	1,500,000	1,591,935

			3,182,130
Kansas – 1.3%
Kansas St. Dev. Fin. Auth. Lease Rev. Ser. G-1, MBIA insured 5.125% due 4/1/2022	Aaa/AAA	1,300,000	1,377,051

			1,377,051
Kentucky – 4.6%
Kentucky Asset / Liability Commn. Agy. Fd. Rev. Proj. Nts. Fed. Hwy. Tr. First Ser., 5.25% due 9/1/2018	Aaa/AAA	1,750,000	1,949,482
Kentucky St. Ppty. & Bldgs. Comm. Rev. Ref. Proj. No. 87, FGIC insured 5.00% due 3/1/2012	Aaa/AAA	1,500,000	1,594,665
Proj. No. 85, FSA insured 5.00% due 8/1/2025(1)	Aaa/AAA	1,250,000	1,375,525

			4,919,672

The accompanying notes are an integral part of these financial statements.

58	Call 1.800.766.FUND

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Maryland – 4.7%
Baltimore Cnty. MD Met. Dist-71st Issue 5.00% due 2/1/2022(3)	Aaa/AAA	$1,500,000	$1,631,130
Maryland St. Dept. Transn. Cons. Transn. 5.25% due 12/15/2017	Aa2/AAA	1,500,000	1,697,325
Maryland St. Economic Dev. Corp. Student Hsg. Rev. Univ. MD College Park Proj., 6.50% due 6/1/2027(1)	Aaa/NR	1,500,000	1,735,110

			5,063,565
Massachusetts – 4.6%
Massachusetts St. College Bldg. Auth. Proj. Rev. Ser A, AMBAC insured 5.00% due 5/1/2026	Aaa/AAA	1,200,000	1,260,768
Massachusetts St. G.O. Ser. D, 5.50% due 10/1/2020	Aa2/AA	1,000,000	1,151,780
Massachusetts St. Hsg. Fin. Agy. Ser. B, 5.00% due 6/1/2030	Aa3/AA-	1,500,000	1,506,465
Massachusetts St. Wtr. Resources Auth. Rev. Ser. A, MBIA insured 5.00% due 8/1/2029	Aaa/AAA	1,000,000	1,035,060

			4,954,073
Minnesota – 1.5%
Rochester, MN WasteWtr. Ser. A G.O., 5.00% due 2/1/2026	Aaa/AAA	1,500,000	1,577,430

			1,577,430
Missouri – 2.9%
Camdenton, MO Reorganized Sch. Dist. Ref. & Impt. G.O., FSA insured 5.25% due 3/1/2024	Aaa/AAA	1,000,000	1,077,730
Missouri St. Health & Edl. Facs. Auth. Edl. Facs. Rev. Var-St. Louis Univ-Ser A, 3.68% due 10/1/2035	Aaa/AAA	2,000,000	2,000,000

			3,077,730
Nebraska – 2.4%
Lancaster Cnty. NE Sch. Dist. G.O. Lincoln Pub. Sch., 5.00% due 1/15/2031	Aa1/AAA	1,000,000	1,046,620
Nebraska Pub. Pwr. Dist. Rev. Gen. Ser. C, FGIC insured 5.00% due 1/1/2030	Aaa/AAA	1,500,000	1,546,830

			2,593,450

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Nevada – 1.5%
Clark Cnty. Nev. Sch. Dist. Ltd. Tax-Bldg-Ser. C, 5.00% due 6/15/2027(3)	Aa2/AA	$1,500,000	$1,580,490

			1,580,490
New Hampshire – 1.4%
New Hampshire St. Hsg. Fin. Auth. Rev. AMT Mtg. Acquisition Ser. E, 5.00% due 7/1/2030	Aa2/NR	1,490,000	1,480,047

			1,480,047
New Jersey – 6.2%
New Jersey St. Ed. Facs. Auth. Rev. Princeton Univ. Ser. D, 5.00% due 7/1/2026(1)	Aaa/AAA	1,500,000	1,639,665
Ser. E, 5.00% due 7/1/2033	Aaa/AAA	1,500,000	1,576,350
New Jersey St. Trans. Tr. Fd. Auth. Ser. C, 5.00% due 6/15/2011	Aaa/AAA	1,500,000	1,589,445
Tobacco Settlement Fin. Corp. NJ Asset Bkd. Rev. 5.50% due 6/1/2012(1)	Aaa/AAA	1,735,000	1,889,606

			6,695,066
New York – 9.7%
Metropolitan Trans. Auth. NY Rev. Ser. B, 5.00% due 11/15/2020	A2/A	1,000,000	1,057,890
New York NY Adj-Subser E5 3.65% due 8/1/2017(2)	Aaa/AAA	1,200,000	1,200,000
New York NY Ser. D 5.125% due 12/1/2024(3)	Aa3/AA	1,500,000	1,581,585
New York NY Ser. E 5.00% due 8/1/2015(3)	Aa3/AA	1,500,000	1,618,500
New York St. Dorm. Auth. Rev. NonStruct. Supp. Debt. Columbia Univ. Ser. C, 5.00% due 7/1/2029	Aaa/AAA	1,500,000	1,582,320
Personal Income Tax Rev. Ser. B, 5.50% due 3/15/2020	Aaa/AAA	1,500,000	1,723,230
New York State Thruway Auth. New York 5.25% due 3/15/2027	NR/AAA	1,500,000	1,620,570

			10,384,095
North Carolina – 3.4%
North Carolina St. Ref. G.O., 5.00% due 3/1/2010	Aaa/AAA	1,500,000	1,561,230
Wilmington, NC Wtr. & Swr. Sys. Rev. Ref., FSA insured 5.00% due 6/1/2030	Aaa/AAA	1,975,000	2,063,125

			3,624,355

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	59

Schedule of Investments – RS Tax-Exempt Fund (continued)

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Ohio – 3.4%
Franklin Cnty. OH Cnvtn. Facs. Ref. Tax & Lease Rev. Antic. Bds., AMBAC insured 5.25% due 12/1/2016	Aaa/AAA	$1,000,000	$1,077,330
Ohio St. Hsg. Fin. Agy. Residential Mtg. Rev. Amt-Mtg-Bkd Secs. Prog-Ser. D, 5.00% due 9/1/2027	Aaa/NR	1,500,000	1,479,585
Univ. of Cincinnati, OH Gen. Rcpts. Ser. A, FGIC insured 5.50% due 6/1/2011	Aaa/AAA	1,050,000	1,124,907

			3,681,822
Oregon – 2.8%
Oregon St. Dept. Trans. Hwy. User Tax Rev. Ser. A, 5.00% due 11/15/2031	Aa2/AAA	1,500,000	1,569,870
Oregon St. Hsg. & Cmnty. Svcs. Dept. Mtg. Rev. AMT Single Family Mtg. Ser. E, 5.00% due 1/1/2025	Aa2/NR	1,500,000	1,491,510

			3,061,380
Pennsylvania – 3.7%
Pennsylvania St. G.O., MBIA insured 5.00% due 1/1/2012	Aaa/AAA	1,500,000	1,598,100
Pennsylvania St. Higher Edl. Facs. Auth. Rev., MBIA insured 5.00% due 6/15/2032	Aaa/NR	650,000	674,265
Philadelphia, PA Sch. Dist. G.O. Ser. B, FGIC insured 5.625% due 8/1/2016(1)	Aaa/AAA	1,500,000	1,650,945

			3,923,310
Puerto Rico – 3.0%
Puerto Rico Comwlth. Govt. Dev. Bank Ser. B, 5.00% due 12/1/2012	Baa3/BBB	1,500,000	1,554,015
Puerto Rico Comwlth. Infrastructure Fing. Auth. Spl. Tax Rev. Ser. C, AMBAC insured 5.50% due 7/1/2025	Aaa/AAA	1,500,000	1,678,335

			3,232,350
South Carolina – 4.4%
Charleston Cnty. SC Sales Tax 5.25% due 11/1/2017	Aa1/AAA	1,500,000	1,688,670

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

South Carolina (continued)
Charleston, SC Wtrwks. & Swr. Rev., 5.25% due 1/1/2018	Aa2/AA	$1,250,000	$1,319,237
South Carolina St. Pub. Svc. Auth. Rev. Ref. Ser. A, 5.50% due 1/1/2015	Aaa/AAA	1,500,000	1,673,790

			4,681,697
Texas – 4.1%
Alliance Arpt. Auth., Inc. Tex. Spl. Facs. Rev. AMT 4.85% due 4/1/2021	Baa2/BBB	1,250,000	1,191,087
Texas St. G.O. Ser. A, 5.00% due 4/1/2033	Aa1/AA	1,500,000	1,564,170
University Tex. Univ. Revs. Ref-Fing Sys-Ser. D, 5.00% due 8/15/2021	Aaa/AAA	1,500,000	1,612,365

			4,367,622
Virginia – 2.9%
Tobacco Settlement Fin. Corp. VA Asset Bkd., 5.50% due 6/1/2026(1)	Aaa/AAA	1,500,000	1,657,845
Virginia St. Hsg. Dev. Auth. Amt-Ser. A-Subser A-3 5.05% due 7/1/2026	Aaa/AAA	1,500,000	1,496,415

			3,154,260
Washington – 4.1%
Central Puget Sound Wash. Regl. Tran. Auth. Sales & Use Tax Rev. Ser. A, 5.00% due 11/1/2034	Aa3/AAA	1,500,000	1,564,995
Snohomish Cnty., WA G.O. Ltd. Tax, MBIA insured 5.375% due 12/1/2019	Aaa/AAA	1,250,000	1,324,100
Washington St. G.O. Ser. E, AMBAC insured 5.00% due 1/1/2031	Aaa/AAA	1,500,000	1,560,090

			4,449,185

Total Municipal Bonds (Cost $106,002,078)			107,371,651

		Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(4)		4	144
RS Emerging Growth Fund, Class Y(4)		15	599
RS Emerging Markets Fund, Class A(4)		5	139
RS Equity Dividend Fund, Class Y(4)		1	12
RS Global Natural Resources Fund, Class Y(4)		48	1,824

The accompanying notes are an integral part of these financial statements.

60	Call 1.800.766.FUND

December 31, 2007	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan (continued)
RS Growth Fund, Class Y(4)	35	$501
RS Investment Quality Bond Fund, Class A(4)	1	12
RS Investors Fund, Class Y(4)	87	839
RS MidCap Opportunities Fund, Class Y(4)	28	396
RS Partners Fund, Class Y(4)	17	513
RS S&P 500 Index Fund, Class A(4)	1	12
RS Smaller Company Growth Fund, Class Y(4)	16	328
RS Value Fund, Class Y(4)	12	320

Total Other Investments (Cost $5,850)		5,639

Total Investments – 100.2% (Cost $106,007,928)		107,377,290

Other Liabilities, Net – (0.2)%		(266,334)

Total Net Assets – 100.0%		$107,110,956

(1)	Pre-refunded.
(2)	Variable rate demand note. The rate shown is the rate in effect at December 31,2007
(3)	When issued security.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.
*	Unaudited

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	61

Schedule of Investments – RS Money Market Fund

December 31, 2007	Principal Amount	Value

Corporate Bonds – 9.1%
Capital Markets – 1.6%
J.P. Morgan Chase & Co. 3.625% due 5/1/2008	$3,000,000	$2,983,001
Morgan Stanley Group, Inc. 3.625% due 4/1/2008	5,000,000	4,980,310

		7,963,311
Conglomerates – 2.1%
General Electric Capital Corp. 5.292% due 1/15/2008(1)	10,000,000	10,000,334

		10,000,334
Diversified Financial Services – 4.4%
Goldman Sachs Group, Inc. 4.125% due 1/15/2008	5,000,000	4,997,220
Lehman Brothers Holdings, Inc. 4.00% due 1/22/2008	6,000,000	5,995,527
Lehman Brothers, Inc. 6.50% due 4/15/2008	5,000,000	5,013,878
MBNA Corp. 5.308% due 5/5/2008(1)	5,000,000	5,006,276

		21,012,901
Insurance – 1.0%
Berkshire Hathaway Finance Corp. 5.299% due 1/11/2008(1)	4,980,000	4,980,117

		4,980,117

Total Corporate Bonds (Cost $43,956,663)		43,956,663

	Principal Amount	Value
Certificates of Deposit – 1.0%
Societe Generale New York 4.794% due 6/30/2008(1)	4,700,000	4,699,503

Total Certificate of Deposit (Cost $4,699,503)		4,699,503

	Principal Amount	Value
U.S. Government Securities – 5.2%
U.S. Government Agency Securities – 5.2%
FHLB 4.25% due 6/18/2008	10,000,000	10,000,000
4.30% due 6/3/2008	5,000,000	5,000,000
FHLMC Discount Notes 4.26% due 3/3/2008	10,000,000	9,926,633

		24,926,633

Total U.S. Government Securities (Cost $24,926,633)		24,926,633

	Principal Amount	Value
Commercial Paper – 69.1%
Agricultural – 3.1%
Archer Daniels Midland Co. 4.50% due 1/8/2008	10,000,000	9,991,250
Cargill, Inc. 4.65% due 1/24/2008	5,000,000	4,985,146

		14,976,396

December 31, 2007	Principal Amount	Value

Automotive – 2.1%
Toyota Motor Credit Corp. 4.40% due 1/24/2008	$10,000,000	$9,971,889

		9,971,889
Beverages – 2.0%
Anheuser-Busch Companies, Inc. 4.15% due 2/25/2008	10,000,000	9,936,597

		9,936,597
Commercial Services – 2.1%
Pitney Bowes, Inc. 4.20% due 1/10/2008	10,000,000	9,989,500

		9,989,500
Computers – 4.1%
Hewlett-Packard Co. 4.22% due 1/18/2008	10,000,000	9,980,072
International Business Machines Corp. 4.20% due 2/29/2008	10,000,000	9,931,167

		19,911,239
Diversified Financial Services – 4.1%
Goldman Sachs Group L P 4.83% due 1/3/2008	10,000,000	9,997,317
J.P. Morgan Chase & Co. 4.21% due 1/2/2008	10,000,000	9,998,830

		19,996,147
Diversified Manufacturing – 4.0%
Illinois Tool Works, Inc. 4.00% due 1/2/2008	10,000,000	9,998,889
Parker-Hannifin Corp. 4.60% due 1/3/2008	9,600,000	9,597,546

		19,596,435
Education Revenue – 2.1%
Pres + Fell Harvard 4.42% due 1/18/2008	10,000,000	9,979,128

		9,979,128
Finance Companies – 2.0%
Private Export Funding Corp. 4.46% due 2/13/2008	10,000,000	9,946,728

		9,946,728
Financial-Banks – 9.3%
Bank of America Corp. 4.64% due 5/14/2008	10,000,000	9,827,289
Rabobank USA Fin. Corp. 4.29% due 1/31/2008	10,000,000	9,964,250
Societe Generale N.A. 4.78% due 2/1/2008	5,000,000	4,979,419
UBS Finance Delaware LLC 4.56% due 2/11/2008	10,000,000	9,948,067
Wells Fargo & Co. 4.30% due 1/4/2008	10,000,000	9,996,417

		44,715,442
Food & Beverage – 6.2%
McCormick & Co., Inc. 4.73% due 2/21/2008(2)	10,000,000	9,932,992
Nestle Capital Corp. 4.73% due 3/13/2008(2)	10,000,000	9,905,400

The accompanying notes are an integral part of these financial statements.

62	Call 1.800.766.FUND

December 31, 2007	Principal Amount	Value

Food & Beverage (continued)
Unilever Capital Corp. 4.22% due 1/25/2008	$10,000,000	$9,971,866

		29,810,258
Forest Products & Paper – 2.0%
Sysco Corp. 4.20% due 3/11/2008	10,000,000	9,918,333

		9,918,333
Household Products/Wares – 2.1%
Proctor & Gamble Co. 4.20% due 1/18/2008	10,000,000	9,980,167

		9,980,167
Media - Cable – 2.1%
The Walt Disney Co. 4.48% due 2/1/2008	10,000,000	9,961,422

		9,961,422
Oil & Gas Services – 2.1%
Koch Resources LLC 4.24% due 1/9/2008	10,000,000	9,990,578

		9,990,578
Pharmaceuticals – 12.4%
Alcon Capital Corp. 4.24% due 2/8/2008	10,000,000	9,955,244
4.56% due 1/23/2008	5,000,000	4,986,067
Astrazeneca PLC 4.20% due 4/7/2008	10,000,000	9,886,833
4.80% due 1/17/2008	10,000,000	9,978,667
Genentech, Inc. 4.30% due 1/15/2008	5,000,000	4,991,639
GlaxoSmithKline PLC 4.76% due 1/11/2008	10,000,000	9,986,778
Novartis Finance Corp. 3.25% due 1/2/2008	10,000,000	9,999,097

		59,784,325
Telecommunications – 2.1%
AT&T, Inc. 4.24% due 1/31/2008	10,000,000	9,964,667

		9,964,667
Transportation – 2.1%
NetJets, Inc. 4.48% due 1/22/2008	10,000,000	9,973,867

		9,973,867
Utilities - Electric & Water – 3.1%
National Rural Utilities Cooperative Finance Corp. 4.20% due 1/30/2008	10,000,000	9,966,166
Southern Co. 4.25% due 1/16/2008	5,000,000	4,991,146

		14,957,312

Total Commercial Paper (Cost $333,360,430)		333,360,430

December 31, 2007	Principal Amount	Value

Taxable Municipal Securities – 14.8%
California – 3.2%
California Housing Fin. Agency Rev. Multi-Fam. 4.95% due 1/2/2008(1)	$7,465,000	$7,465,000
Sacramento Cnty., CA 5.00% due 1/2/2008(1)	8,100,000	8,100,000

		15,565,000
Colorado – 2.0%
Colorado Housing & Fin. Auth. Single Fam. Mtg. 5.00% due 1/2/2008(1)	9,590,000	9,590,000

		9,590,000
Connecticut – 1.6%
Connecticut St. Housing & Fin. Auth. AMBAC insured 5.12% due 1/3/2008(1)	8,000,000	8,000,000

		8,000,000
Michigan – 1.7%
Michigan St. Housing Dev. Auth. 4.95% due 1/2/2008(1)	5,000,000	5,000,000
5.05% due 1/2/2008(1)	3,250,000	3,250,000

		8,250,000
New York – 4.6%
New York City Trans. Fin. Auth. Rev. Future Tax Sec’d. 4.95% due 1/2/2008(1)	15,950,000	15,950,000
New York St. Dormitory Auth. Rev. St. Personal Income 5.09% due 1/3/2008(1)	6,080,000	6,080,000

		22,030,000
Utah – 1.7%
Utah Housing Corp. Single Fam. Mtg. Rev. Ser. D-3, Class I 4.95% due 1/2/2008(1)	2,550,000	2,550,000
Ser. E-2, Class I 5.00% due 1/2/2008(1)	365,000	365,000
Utah St. Housing Fin. Agency Single Fam. Mtg. Ser. F-3, Class I 4.95% due 1/2/2008(1)	1,975,000	1,975,000
Ser. G-3, Class I 4.95% due 1/2/2008(1)	3,350,000	3,350,000

		8,240,000

Total Taxable Municipal Securities (Cost $71,675,000)		71,675,000

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	63

Schedule of Investments – RS Money Market Fund (continued)

December 31, 2007	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(3)	14	$605
RS Emerging Growth Fund, Class Y(3)	62	2,529
RS Emerging Markets Fund, Class A(3)	21	593
RS Equity Dividend Fund, Class Y(3)	6	54
RS Global Natural Resources Fund, Class Y(3)	201	7,630
RS Growth Fund, Class Y(3)	146	2,100
RS Investment Quality Bond Fund, Class A(3)	6	54
RS Investors Fund, Class Y(3)	380	3,647
RS MidCap Opportunities Fund, Class Y(3)	116	1,653
RS Partners Fund, Class Y(3)	71	2,192
RS S&P 500 Index Fund, Class A(3)	5	54
RS Smaller Company Growth Fund, Class Y(3)	68	1,384
RS Value Fund, Class Y(3)	52	1,354

Total Other Investments (Cost $24,751)		23,849

	Principal Amount	Value
Repurchase Agreements – 1.0%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $4,959,116 due 1/2/2008, collateralized by FNMA, 6.02%, due 5/8/2017, with a value of $5,061,306	$4,958,000	4,958,000

Total Repurchase Agreements (Cost $4,958,000)		4,958,000

Total Investments – 100.2% (Cost $483,600,980)		483,600,078

Other Liabilities, Net – (0.2)%		(1,075,181)

Total Net Assets – 100.0%		$482,524,897

(1)	Floating rate note. The rate shown is the rate in effect at December 31, 2007.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2007, the aggregate market value of these securities amounted to $19,838,392, representing 4.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

64	Call 1.800.766.FUND

This page is intentionally left blank.

www.RSinvestments.com	65

Financial Information

Statement of Assets and Liabilities As of December 31, 2007

	RS Investment Quality Bond	RS Low Duration Bond
Assets
Investments, at value	$121,811,219	$37,974,228
Cash and cash equivalents	1,166,146	970
Dividends/interest receivable	1,020,771	293,281
Receivable for fund shares subscribed	69,245	4,876
Prepaid expenses	845	288
Total Assets	124,068,226	38,273,643
Liabilities
Payable for investments purchased	3,890,194	795,348
Payable for fund shares redeemed	98,408	52,813
Payable to adviser	50,215	14,217
Payable to distributor	11,272	6,810
Distributions payable	89,100	556
Deferred trustees’ compensation	6,178	1,948
Accrued expenses/other liabilities	77,589	36,637
Total Liabilities	4,222,956	908,329
Total Net Assets	$119,845,270	$37,365,314
Net Assets Consist of:
Paid-in capital	$120,434,500	$37,714,160
Distributions in excess of net investment income	(478)	(149)
Accumulated undistributed net investment income	—	—
Accumulated net realized (loss) from investments	(1,710,802)	(631,910)
Net unrealized appreciation/(depreciation) on investments	1,122,050	283,213
Total Net Assets	$119,845,270	$37,365,314
Investments, at Cost	$120,689,169	$37,691,015
Pricing of Shares
Net Assets:
Class A	$94,057,187	$10,319,572
Class B	8,799,525	8,584,682
Class C	7,293,346	8,289,986
Class K	9,695,212	10,171,074
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	9,606,346	1,043,051
Class B	899,000	867,633
Class C	745,081	837,860
Class K	989,157	1,027,983
Net Asset Value Per Share:
Class A	$9.79	$9.89
Class B	9.79	9.89
Class C	9.79	9.89
Class K	9.80	9.89
Sales Charge Class A (Load)	3.75%	2.25%
Maximum Offering Price Per Class A Share	$10.17	$10.12

The accompanying notes are an integral part of these financial statements.

66	Call 1.800.766.FUND

RS High Yield Bond	RS Tax-Exempt	RS Money Market

$82,059,261	$107,377,290	$483,600,078
367	257,184	867
1,343,286	1,266,425	1,169,788
26,103	15	229,826
731	840	3,371
83,429,748	108,901,754	485,003,930

820	1,614,076	4,589
29,671	50,388	1,972,875
42,338	45,250	182,395
819	9,351	80,434
7,414	15,028	8,961
4,559	5,639	23,849
55,558	51,066	205,930
141,179	1,790,798	2,479,033
$83,288,569	$107,110,956	$482,524,897

$102,496,297	$106,947,029	$482,527,292
(352)	(1,117)	—
—	—	11,587
(15,524,073)	(1,204,318)	(13,080)
(3,683,303)	1,369,362	(902)
$83,288,569	$107,110,956	$482,524,897
$85,742,564	$106,007,928	$483,600,980

$48,425,478	$95,533,495	$458,233,228
9,256,582	—	2,542,334
11,276,963	11,577,461	8,455,671
14,329,546	—	13,293,664

6,891,721	9,715,520	458,237,476
1,318,680	—	2,542,350
1,605,921	1,177,445	8,455,718
2,038,609	—	13,293,746

$7.03	$9.83	$1.00
7.02	—	1.00
7.02	9.83	1.00
7.03	—	1.00
3.75%	3.75%	N/A
$7.30	$10.21	$—

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	67

Financial Information (continued)

Statement of Operations For the Year Ended December 31, 2007

	RS Investment Quality Bond	RS Low Duration Bond
Investment Income
Interest	$6,198,652	$1,829,629
Dividends	466	147
Total Investment Income	6,199,118	1,829,776
Expenses
Investment advisory fees	572,252	162,963
Distribution fees	439,403	253,287
Transfer agent fees	120,516	48,203
Custodian fees	83,572	51,740
Registration fees	57,956	60,865
Professional fees	32,842	19,564
Shareholder reports	38,953	13,673
Trustees’ fees and expenses	6,842	2,164
Insurance expense	4,734	1,402
Administrative service fees	8,946	2,851
Other expense	4,300	707
Total Expenses	1,370,316	617,419
Less: Fee waiver by distributor	(238,897)	(164,029)
Less: Custody credits	(1,019)	(787)
Total Expenses, Net	1,130,400	452,603
Net Investment Income	5,068,718	1,377,173
Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	(123,852)	(108,145)
Net change in unrealized appreciation/(depreciation) on investments	1,387,600	475,714
Net Gain/(Loss) on Investments	1,263,748	367,569
Net Increase in Net Assets Resulting from Operations	$6,332,466	$1,744,742

The accompanying notes are an integral part of these financial statements.

68	Call 1.800.766.FUND

RS High Yield Bond	RS Tax-Exempt	RS Money Market

$6,912,954	$4,760,691	$23,244,024
50,937	397	1,721
6,963,891	4,761,088	23,245,745

508,320	525,603	2,176,414
424,594	348,471	1,234,357
82,558	74,711	248,375
71,399	44,777	88,189
53,255	34,203	66,412
30,342	31,920	78,539
34,259	33,777	186,447
5,127	6,276	26,406
3,350	4,075	16,877
6,596	8,216	42,745
313	560	1,795
1,220,113	1,112,589	4,166,556
(284,707)	(119,043)	(301,849)
(2,216)	(13,795)	(4,705)
933,190	979,751	3,860,002
6,030,701	3,781,337	19,385,743

192,187	(1,204,315)	(7,575)
(5,580,988)	(1,068,061)	(902)
(5,388,801)	(2,272,376)	(8,477)
$641,900	$1,508,961	$19,377,266

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	69

Financial Information (continued)

Statement of Changes in Net Assets

	RS Investment Quality Bond		RS Low Duration Bond

	For the Year Ended 12/31/07	For the Year Ended 12/31/06	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Operations
Net investment income	$5,068,718	$5,217,499	$1,377,173	$1,145,161
Net realized gain/(loss) from investments	(123,852)	(893,162)	(108,145)	(156,922)
Net change in unrealized appreciation/(depreciation) on investments	1,387,600	234,894	475,714	242,704
Net Increase in Net Assets Resulting from Operations	6,332,466	4,559,231	1,744,742	1,230,943
Distributions to Shareholders
Net investment income
Class A	(4,102,434)	(4,075,742)	(423,363)	(357,455)
Class B	(334,170)	(437,957)	(294,612)	(250,652)
Class C	(265,401)	(333,487)	(282,956)	(235,206)
Class K	(367,431)	(370,313)	(376,098)	(301,848)
Net realized gain on investments
Class A	—	(295,091)	—	—
Class B	—	(40,679)	—	—
Class C	—	(31,843)	—	—
Class K	—	(31,195)	—	—
Total Distributions	(5,069,436)	(5,616,307)	(1,377,029)	(1,145,161)
Capital Share Transactions
Proceeds from sales of shares	22,417,106	12,010,666	992,699	1,691,205
Reinvestment of distributions	4,929,949	5,448,516	1,372,747	1,137,797
Cost of shares redeemed	(22,845,894)	(34,735,715)	(916,428)	(1,157,174)
Redemption fees	—	—	—	—
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	4,501,161	(17,276,533)	1,449,018	1,671,828
Net Increase/(Decrease) in Net Assets	5,764,191	(18,333,609)	1,816,731	1,757,610
Net Assets
Beginning of Year	114,081,079	132,414,688	35,548,583	33,790,973
End of Year	$119,845,270	$114,081,079	$37,365,314	$35,548,583
Distributions in Excess of Net Investment Income Included in Net Assets	$(478)	$—	$(149)	$—
Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$240	$—	$293
Other Information:
Shares
Sold	2,316,385	1,247,530	101,055	173,712
Reinvested	509,646	566,785	139,764	116,600
Redeemed	(2,364,261)	(3,602,377)	(93,302)	(118,663)
Net Increase/(Decrease)	461,770	(1,788,062)	147,517	171,649

The accompanying notes are an integral part of these financial statements.

70	Call 1.800.766.FUND

RS High Yield Bond		RS Tax-Exempt		RS Money Market

For the Year Ended 12/31/07	For the Year Ended 12/31/06	For the Year Ended 12/31/07	For the Year Ended 12/31/06	For the Year Ended 12/31/07	For the Year Ended 12/31/06

$6,030,701	$5,290,602	$3,781,337	$3,539,384	$19,385,743	$17,521,204
192,187	711,698	(1,204,315)	594,346	(7,575)	—
(5,580,988)	862,681	(1,068,061)	799,489	(902)	—
641,900	6,864,981	1,508,961	4,933,219	19,377,266	17,521,204

(3,662,192)	(3,234,598)	(3,447,155)	(3,221,660)	(18,594,034)	(16,742,062)
(621,511)	(585,622)	—	—	(98,824)	(142,993)
(754,189)	(655,983)	(334,618)	(317,724)	(246,281)	(215,960)
(993,161)	(814,399)	—	—	(440,838)	(420,189)

—	—	(276,534)	(296,726)	—	—
—	—	—	—	—	—
—	—	(33,542)	(36,516)	—	—
—	—	—	—	—	—
(6,031,053)	(5,290,602)	(4,091,849)	(3,872,626)	(19,379,977)	(17,521,204)

4,204,100	4,810,743	4,602,945	6,066,021	328,852,712	247,044,961
5,963,759	5,237,686	3,897,047	3,710,478	19,269,807	17,422,610
(5,572,105)	(7,895,346)	(3,445,566)	(3,772,544)	(293,591,389)	(253,828,248)
—	42	—	—	—	—
4,595,754	2,153,125	5,054,426	6,003,955	54,531,130	10,639,323
(793,399)	3,727,504	2,471,538	7,064,548	54,528,419	10,639,323

84,081,968	80,354,464	104,639,418	97,574,870	427,996,478	417,357,155
$83,288,569	$84,081,968	$107,110,956	$104,639,418	$482,524,897	$427,996,478
$(352)	$—	$(1,117)	$—	$—	$—
$—	$—	$—	$—	$11,587	$—

570,133	658,593	464,503	608,031	328,852,712	247,044,961
813,582	713,479	393,749	371,400	19,269,807	17,422,610
(759,045)	(1,075,756)	(347,579)	(376,965)	(293,591,389)	(253,828,248)
624,670	296,316	510,673	602,466	54,531,130	10,639,323

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	71

Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period of each Fund’s share class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Investment Quality Bond Fund (Class A)
Year ended 12/31/07	$9.69	$0.44	$0.10	$0.54	$(0.44)	$—	$(0.44)
Year ended 12/31/06	9.76	0.42	(0.04)	0.38	(0.42)	(0.03)	(0.45)
Year ended 12/31/05	10.02	0.38	(0.18)	0.20	(0.38)	(0.08)	(0.46)
Year ended 12/31/04	10.09	0.38	0.03	0.41	(0.38)	(0.10)	(0.48)
Year ended 12/31/03	10.28	0.35	0.11	0.46	(0.35)	(0.30)	(0.65)
RS Investment Quality Bond Fund (Class B)
Year ended 12/31/07	$9.68	$0.37	$0.11	$0.48	$(0.37)	$—	$(0.37)
Year ended 12/31/06	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)	(0.38)
Year ended 12/31/05	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)	(0.39)
Year ended 12/31/04	10.09	0.30	0.02	0.32	(0.30)	(0.10)	(0.40)
Year ended 12/31/03	10.28	0.27	0.11	0.38	(0.27)	(0.30)	(0.57)
RS Investment Quality Bond Fund (Class C)
Year ended 12/31/07	$9.68	$0.37	$0.11	$0.48	$(0.37)	$—	$(0.37)
Year ended 12/31/06	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)	(0.38)
Year ended 12/31/05	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)	(0.39)
Year ended 12/31/04	10.09	0.30	0.02	0.32	(0.30)	(0.10)	(0.40)
Year ended 12/31/03	10.28	0.27	0.11	0.38	(0.27)	(0.30)	(0.57)
RS Investment Quality Bond Fund (Class K)
Year ended 12/31/07	$9.70	$0.40	$0.10	$0.50	$(0.40)	$—	$(0.40)
Year ended 12/31/06	9.77	0.39	(0.04)	0.35	(0.39)	(0.03)	(0.42)
Year ended 12/31/05	10.03	0.34	(0.18)	0.16	(0.34)	(0.08)	(0.42)
Year ended 12/31/04	10.10	0.34	0.03	0.37	(0.34)	(0.10)	(0.44)
Year ended 12/31/03	10.29	0.31	0.11	0.42	(0.31)	(0.30)	(0.61)

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.

72	Call 1.800.766.FUND

Net Asset Value, End of Period	Total Return[5]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[6]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[6]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.79	5.73%	$94,057	0.85%	1.04%	4.56%	4.37%	154%
9.69	4.08%	89,505	0.86%	1.04%	4.40%	4.22%	147%
9.76	2.07%	99,230	0.85%	1.00%	3.83%	3.68%	189%
10.02	4.10%	105,131	0.85%	0.98%	3.74%	3.61%	233%
10.09	4.53%	143,536	0.85%	0.96%	3.40%	3.29%	257%

$9.79	5.05%	$8,800	1.61%	1.84%	3.81%	3.58%	154%
9.68	3.20%	9,182	1.61%	2.00%	3.65%	3.26%	147%
9.76	1.41%	13,925	1.60%	1.93%	3.08%	2.75%	189%
10.01	3.22%	16,685	1.60%	1.88%	2.99%	2.71%	233%
10.09	3.75%	18,374	1.60%	1.87%	2.65%	2.38%	257%

$9.79	5.05%	$7,293	1.61%	1.82%	3.81%	3.60%	154%
9.68	3.20%	6,863	1.61%	2.04%	3.65%	3.22%	147%
9.76	1.41%	10,008	1.60%	1.98%	3.08%	2.70%	189%
10.01	3.22%	11,422	1.60%	1.93%	2.99%	2.66%	233%
10.09	3.75%	11,206	1.60%	1.95%	2.66%	2.31%	257%

$9.80	5.31%	$9,695	1.25%	1.63%	4.17%	3.79%	154%
9.70	3.67%	8,530	1.26%	1.42%	4.01%	3.85%	147%
9.77	1.67%	9,251	1.25%	1.37%	3.43%	3.31%	189%
10.03	3.69%	11,004	1.25%	1.31%	3.34%	3.28%	233%
10.10	4.11%	9,820	1.25%	1.30%	3.00%	2.95%	257%

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	73

Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Low Duration Bond Fund (Class A)
Year ended 12/31/07	$9.80	$0.42	$0.09	$0.51	$(0.42)	$—	$(0.42)
Year ended 12/31/06	9.77	0.37	0.03	0.40	(0.37)	—	(0.37)
Year ended 12/31/05	9.93	0.29	(0.16)	0.13	(0.29)	—	(0.29)
Year ended 12/31/04	10.02	0.23	(0.09)	0.14	(0.23)	—	(0.23)
Period from 07/30/03[3] to 12/31/03[1]	10.00	0.08	0.02	0.10	(0.08)	—	(0.08)
RS Low Duration Bond Fund (Class B)
Year ended 12/31/07	$9.80	$0.34	$0.09	$0.43	$(0.34)	$—	$(0.34)
Year ended 12/31/06	9.77	0.29	0.03	0.32	(0.29)	—	(0.29)
Year ended 12/31/05	9.93	0.22	(0.16)	0.06	(0.22)	—	(0.22)
Year ended 12/31/04	10.02	0.15	(0.09)	0.06	(0.15)	—	(0.15)
Period from 07/30/03[3] to 12/31/03[1]	10.00	0.05	0.02	0.07	(0.05)	—	(0.05)
RS Low Duration Bond Fund (Class C)
Year ended 12/31/07	$9.80	$0.34	$0.09	$0.43	$(0.34)	$—	$(0.34)
Year ended 12/31/06	9.77	0.29	0.03	0.32	(0.29)	—	(0.29)
Year ended 12/31/05	9.93	0.22	(0.16)	0.06	(0.22)	—	(0.22)
Year ended 12/31/04	10.02	0.15	(0.09)	0.06	(0.15)	—	(0.15)
Period from 07/30/03[3] to 12/31/03[1]	10.00	0.05	0.02	0.07	(0.05)	—	(0.05)
RS Low Duration Bond Fund (Class K)
Year ended 12/31/07	$9.80	$0.38	$0.09	$0.47	$(0.38)	$—	$(0.38)
Year ended 12/31/06	9.77	0.33	0.03	0.36	(0.33)	—	(0.33)
Year ended 12/31/05	9.93	0.25	(0.16)	0.09	(0.25)	—	(0.25)
Year ended 12/31/04	10.02	0.19	(0.09)	0.10	(0.19)	—	(0.19)
Period from 07/30/03[3] to 12/31/03[1]	10.00	0.06	0.02	0.08	(0.06)	—	(0.06)
See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.

74	Call 1.800.766.FUND

Net Asset Value, End of Period	Total Return[5]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[6]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[6]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.89	5.29%	$10,320	0.80%	1.29%	4.25%	3.76%	53%
9.80	4.16%	9,759	0.80%	1.50%	3.77%	3.07%	67%
9.77	1.34%	9,316	0.80%	1.53%	2.95%	2.22%	122%
9.93	1.36%	9,487	0.80%	1.49%	2.25%	1.56%	68%
10.02	0.99%	8,457	0.80%	2.00%	1.87%	0.67%	97%

$9.89	4.51%	$8,585	1.55%	1.97%	3.50%	3.08%	53%
9.80	3.38%	8,329	1.55%	2.27%	3.01%	2.29%	67%
9.77	0.58%	8,317	1.55%	2.30%	2.20%	1.45%	122%
9.93	0.61%	8,695	1.55%	2.25%	1.51%	0.81%	68%
10.02	0.67%	7,743	1.55%	2.75%	1.11%	(0.09)%	97%

$9.89	4.51%	$8,290	1.55%	1.98%	3.50%	3.07%	53%
9.80	3.38%	7,949	1.55%	2.29%	3.01%	2.27%	67%
9.77	0.58%	7,730	1.55%	2.32%	2.20%	1.43%	122%
9.93	0.61%	7,817	1.55%	2.28%	1.51%	0.78%	68%
10.02	0.67%	7,611	1.55%	2.76%	1.11%	(0.10)%	97%

$9.89	4.87%	$10,171	1.20%	1.67%	3.85%	3.38%	53%
9.80	3.74%	9,512	1.20%	1.58%	3.37%	2.99%	67%
9.77	0.93%	8,428	1.20%	1.59%	2.56%	2.17%	122%
9.93	0.96%	7,718	1.20%	1.59%	1.86%	1.47%	68%
10.02	0.82%	7,565	1.20%	2.17%	1.46%	0.49%	97%

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	75

Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS High Yield Bond Fund (Class A)
Year ended 12/31/07	$7.49	$0.54	$(0.46)	$0.08	$(0.54)	$—	$(0.54)
Year ended 12/31/06	7.35	0.51	0.14	0.65	(0.51)	—	(0.51)
Year ended 12/31/05	7.58	0.47	(0.23)	0.24	(0.47)	—	(0.47)
Year ended 12/31/04	7.45	0.52	0.13	0.65	(0.52)	—	(0.52)
Year ended 12/31/03	6.69	0.54	0.76	1.30	(0.54)	—	(0.54)
RS High Yield Bond Fund (Class B)
Year ended 12/31/07	$7.48	$0.49	$(0.46)	$0.03	$(0.49)	$—	$(0.49)
Year ended 12/31/06	7.35	0.45	0.13	0.58	(0.45)	—	(0.45)
Year ended 12/31/05	7.57	0.42	(0.22)	0.20	(0.42)	—	(0.42)
Year ended 12/31/04	7.45	0.47	0.12	0.59	(0.47)	—	(0.47)
Year ended 12/31/03	6.69	0.48	0.76	1.24	(0.48)	—	(0.48)
RS High Yield Bond Fund (Class C)
Year ended 12/31/07	$7.48	$0.49	$(0.46)	$0.03	$(0.49)	$—	$(0.49)
Year ended 12/31/06	7.34	0.45	0.14	0.59	(0.45)	—	(0.45)
Year ended 12/31/05	7.57	0.42	(0.23)	0.19	(0.42)	—	(0.42)
Year ended 12/31/04	7.45	0.47	0.12	0.59	(0.47)	—	(0.47)
Year ended 12/31/03	6.69	0.48	0.76	1.24	(0.48)	—	(0.48)
RS High Yield Bond Fund (Class K)
Year ended 12/31/07	$7.49	$0.51	$(0.46)	$0.05	$(0.51)	$—	$(0.51)
Year ended 12/31/06	7.35	0.48	0.14	0.62	(0.48)	—	(0.48)
Year ended 12/31/05	7.58	0.44	(0.23)	0.21	(0.44)	—	(0.44)
Year ended 12/31/04	7.45	0.49	0.13	0.62	(0.49)	—	(0.49)
Year ended 12/31/03	6.69	0.51	0.76	1.27	(0.51)	—	(0.51)

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.

76	Call 1.800.766.FUND

Redemption Fees		Net Asset Value, End of Period	Total Return[5]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[6]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[6]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$7.03	1.04%	$48,425	0.85%	1.17%	7.37%	7.05%	95%
0.00	[2]	7.49	9.14%	49,616	0.85%	1.19%	6.90%	6.56%	82%
0.00	[2]	7.35	3.34%	48,246	0.85%	1.19%	6.38%	6.04%	89%
0.00	[2]	7.58	9.15%	57,250	0.85%	1.19%	7.00%	6.66%	95%
—		7.45	20.11%	42,589	0.85%	1.27%	7.59%	7.17%	153%

$—		$7.02	0.28%	$9,257	1.60%	1.95%	6.62%	6.27%	95%
0.00	[2]	7.48	8.19%	9,434	1.60%	2.23%	6.14%	5.51%	82%
0.00	[2]	7.35	2.70%	9,874	1.60%	2.19%	5.63%	5.04%	89%
0.00	[2]	7.57	8.20%	10,013	1.60%	2.22%	6.30%	5.68%	95%
—		7.45	19.22%	10,018	1.60%	2.32%	6.85%	6.13%	153%

$—		$7.02	0.28%	$11,277	1.60%	1.93%	6.62%	6.29%	95%
0.00	[2]	7.48	8.33%	11,258	1.60%	2.16%	6.14%	5.58%	82%
0.00	[2]	7.34	2.56%	10,463	1.60%	2.15%	5.63%	5.08%	89%
0.00	[2]	7.57	8.20%	10,110	1.60%	2.19%	6.29%	5.70%	95%
—		7.45	19.22%	9,316	1.60%	2.31%	6.85%	6.14%	153%

$—		$7.03	0.64%	$14,330	1.25%	1.65%	6.97%	6.57%	95%
0.00	[2]	7.49	8.71%	13,774	1.25%	1.54%	6.50%	6.21%	82%
0.00	[2]	7.35	2.93%	11,772	1.25%	1.52%	5.98%	5.71%	89%
0.00	[2]	7.58	8.72%	10,734	1.25%	1.53%	6.64%	6.36%	95%
—		7.45	19.63%	9,581	1.25%	1.58%	7.20%	6.87%	153%

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.

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Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distribution From Net Realized Capital Gains	Total Distributions
RS Tax-Exempt Fund (Class A)
Year ended 12/31/07	$10.08	$0.36	$(0.22)	$0.14	$(0.36)	$(0.03)	$(0.39)
Year ended 12/31/06	9.98	0.36	0.13	0.49	(0.36)	(0.03)	(0.39)
Year ended 12/31/05	10.19	0.36	0.05	0.41	(0.36)	(0.26)	(0.62)
Year ended 12/31/04	10.31	0.36	0.08	0.44	(0.36)	(0.20)	(0.56)
Year ended 12/31/03	10.51	0.37	0.18	0.55	(0.37)	(0.38)	(0.75)
RS Tax-Exempt Fund (Class C)
Year ended 12/31/07	$10.08	$0.29	$(0.22)	$0.07	$(0.29)	$(0.03)	$(0.32)
Year ended 12/31/06	9.98	0.28	0.13	0.41	(0.28)	(0.03)	(0.31)
Year ended 12/31/05	10.19	0.28	0.05	0.33	(0.28)	(0.26)	(0.54)
Year ended 12/31/04	10.31	0.28	0.08	0.36	(0.28)	(0.20)	(0.48)
Year ended 12/31/03	10.51	0.29	0.18	0.47	(0.29)	(0.38)	(0.67)

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.

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Net Asset Value, End of Period	Total Return[5]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[6]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[6]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.83	1.47%	$95,533	0.85%	0.97%	3.68%	3.56%	158%
10.08	5.03%	93,205	0.87%	0.95%	3.60%	3.52%	141%
9.98	4.02%	86,515	0.86%	0.96%	3.48%	3.38%	160%
10.19	4.38%	82,118	0.87%	0.96%	3.49%	3.40%	161%
10.31	5.34%	80,025	0.89%	0.98%	3.52%	3.43%	68%

$9.83	0.71%	$11,577	1.60%	1.75%	2.93%	2.78%	158%
10.08	4.25%	11,434	1.62%	1.95%	2.85%	2.52%	141%
9.98	3.24%	11,060	1.61%	1.94%	2.73%	2.40%	160%
10.19	3.60%	10,704	1.62%	1.95%	2.74%	2.41%	161%
10.31	4.54%	10,553	1.64%	2.00%	2.77%	2.41%	68%

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.

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Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Money Market Fund (Class A)
Year ended 12/31/07	$1.000	$0.044	$—	$0.044	$(0.044)	$—	$(0.044)
Year ended 12/31/06	1.000	0.042	—	0.042	(0.042)	—	(0.042)
Year ended 12/31/05	1.000	0.024	—	0.024	(0.024)	—	(0.024)
Year ended 12/31/04	1.000	0.006	—	0.006	(0.006)	—	(0.006)
Year ended 12/31/03	1.000	0.004	—	0.004	(0.004)	—	(0.004)
RS Money Market Fund (Class B)
Year ended 12/31/07	$1.000	$0.036	$—	$0.036	$(0.036)	$—	$(0.036)
Year ended 12/31/06	1.000	0.034	—	0.034	(0.034)	—	(0.034)
Year ended 12/31/05	1.000	0.017	—	0.017	(0.017)	—	(0.017)
Year ended 12/31/04	1.000	0.006	—	0.006	(0.006)	—	(0.006)
Year ended 12/31/03	1.000	0.002	—	0.002	(0.002)	—	(0.002)
RS Money Market Fund (Class C)
Year ended 12/31/07	$1.000	$0.036	$—	$0.036	$(0.036)	$—	$(0.036)
Year ended 12/31/06	1.000	0.034	—	0.034	(0.034)	—	(0.034)
Year ended 12/31/05	1.000	0.017	—	0.017	(0.017)	—	(0.017)
Year ended 12/31/04	1.000	0.006	—	0.006	(0.006)	—	(0.006)
Year ended 12/31/03	1.000	0.002	—	0.002	(0.002)	—	(0.002)
RS Money Market Fund (Class K)
Year ended 12/31/07	$1.000	$0.040	$—	$0.040	$(0.040)	$—	$(0.040)
Year ended 12/31/06	1.000	0.038	—	0.038	(0.038)	—	(0.038)
Year ended 12/31/05	1.000	0.020	—	0.020	(0.020)	—	(0.020)
Year ended 12/31/04	1.000	0.005	—	0.005	(0.005)	—	(0.005)
Year ended 12/31/03	1.000	0.002	—	0.002	(0.002)	—	(0.002)

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.

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Net Asset Value, End of Period	Total Return[5]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[6]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[6]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets

$1.000	4.45%	$458,233	0.84%	0.90%	4.36%	4.30%
1.000	4.26%	409,170	0.85%	0.92%	4.18%	4.11%
1.000	2.41%	396,012	0.85%	0.91%	2.37%	2.31%
1.000	0.57%	442,109	0.85%	0.89%	0.55%	0.51%
1.000	0.37%	529,321	0.85%	0.90%	0.38%	0.33%

$1.000	3.67%	$2,542	1.59%	1.84%	3.62%	3.37%
1.000	3.48%	2,763	1.60%	1.87%	3.38%	3.11%
1.000	1.76%	5,030	1.47%	1.86%	1.68%	1.29%
1.000	0.57%	8,144	0.85%	1.84%	0.53%	(0.46)%
1.000	0.21%	12,498	1.03%[4]	1.76%[4]	0.21%[4]	(0.52)%[4]

$1.000	3.67%	$8,456	1.59%	1.74%	3.60%	3.45%
1.000	3.48%	6,378	1.60%	1.71%	3.43%	3.32%
1.000	1.76%	6,233	1.47%	1.68%	1.69%	1.48%
1.000	0.57%	8,626	0.85%	1.65%	0.57%	(0.23)%
1.000	0.21%	9,086	1.02%[4]	1.65%[4]	0.21%[4]	(0.42)%[4]

$1.000	4.03%	$13,294	1.23%	1.61%	3.94%	3.56%
1.000	3.84%	9,686	1.25%	1.35%	3.76%	3.66%
1.000	2.00%	10,083	1.25%	1.32%	1.96%	1.89%
1.000	0.47%	10,424	0.95%	1.25%	0.48%	0.18%
1.000	0.18%	9,682	1.25%	1.25%	0.18%	0.18%

Distributions reflect actual per-share amounts distributed for the period.

1	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

2	Rounds to $0.00 per share.

3	Commencement of operations.

4	Revised to reflect additional subsidies to maintain a minimum yield threshold.

5	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

6	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitation, interest expense associated with reverse repurchase agreements and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund and RS Money Market Fund (each a “Fund”, collectively the “Funds”). All of the Funds are registered as diversified funds.

RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund and RS Money Market Fund offer Classes A, B, C and K shares. RS Tax-Exempt Fund offers Classes A and C shares. The classes differ principally in their respective sales charges transfer agent expenses and other expenses. Prior to May 1, 2007, RS High Yield Bond Fund imposed a 2.00% redemption fee on purchases of shares if redeemed within 60 days of purchase. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights as to matters affecting fewer than all classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (“Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price (with respect to all Funds other than RS Tax-Exempt Fund) or the mean between the bid and asked prices (with respect to RS Tax-Exempt Fund). Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5c). RS Money Market Fund values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

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RS High Yield Bond Fund invests primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of companies in the industry, group of industries, sector or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement. Each Fund’s custody credits are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders Distributions from net investment income are declared and accrued daily and are paid monthly. Net realized capital gains for the Funds are distributed at least annually. Distributions from RS Money Market Fund’s net investment income, which includes any net realized capital gains or losses,

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Notes to Financial Statements (continued)

are declared and accrued daily and paid monthly on the last business day of each month. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

j. Temporary Borrowings Effective September 5, 2007, the Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior to September 5, 2007, the Funds shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

For the year ended December 31, 2007, the Funds did not borrow under the facility.

Note 2 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in shares of beneficial interest for the Funds were as follows:

Transactions in Capital Shares

(See Note 2a)

	RS Investment Quality Bond Fund
	For the Year Ended 12/31/07		For the Year Ended 12/31/06
Class A	Shares	Amount	Shares	Amount
Shares sold	2,015,066	$19,497,717	914,404	$8,802,278
Shares reinvested	411,163	3,977,144	439,886	4,229,219
Shares redeemed	(2,060,804)	(19,905,455)	(2,279,719)	(21,948,489)

Net Increase/(decrease)	365,425	$3,569,406	(925,429)	$(8,916,992)
Class B
Shares sold	25,398	$244,448	15,824	$151,311
Shares reinvested	33,419	323,133	47,428	455,520
Shares redeemed	(108,151)	(1,045,713)	(542,000)	(5,233,892)

Net Decrease	(49,334)	$(478,132)	(478,748)	$(4,627,061)
Class C
Shares sold	18,578	$180,287	6,568	$63,225
Shares reinvested	27,183	262,849	37,755	362,548
Shares redeemed	(9,406)	(90,730)	(361,232)	(3,494,453)

Net Increase/(decrease)	36,355	$352,406	(316,909)	$(3,068,680)
Class K
Shares sold	257,343	$2,494,654	310,734	$2,993,852
Shares reinvested	37,881	366,823	41,716	401,229
Shares redeemed	(185,900)	(1,803,996)	(419,426)	(4,058,881)

Net Increase/(decrease)	109,324	$1,057,481	(66,976)	$(663,800)

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Transactions in Capital Shares (continued)

	RS Low Duration Bond Fund
	For the Year Ended 12/31/07		For the Year Ended 12/31/06
Class A	Shares	Amount	Shares	Amount
Shares sold	44,735	$439,775	49,260	$479,506
Shares reinvested	42,840	420,741	36,273	353,953
Shares redeemed	(40,870)	(401,905)	(42,370)	(412,793)

Net Increase	46,705	$458,611	43,163	$420,666
Class B
Shares sold	5,206	$51,047	844	$8,237
Shares reinvested	29,912	293,799	25,342	247,279
Shares redeemed	(17,723)	(173,932)	(26,924)	(262,588)

Net Increase/(decrease)	17,395	$170,914	(738)	$(7,072)
Class C
Shares sold	452	$4,432	734	$7,147
Shares reinvested	28,734	282,231	24,062	234,797
Shares redeemed	(2,766)	(27,092)	(4,256)	(41,500)

Net Increase	26,420	$259,571	20,540	$200,444
Class K
Shares sold	50,662	$497,445	122,874	$1,196,315
Shares reinvested	38,278	375,976	30,923	301,768
Shares redeemed	(31,943)	(313,499)	(45,113)	(440,293)

Net Increase	56,997	$559,922	108,684	$1,057,790

	RS High Yield Bond Fund
	For the Year Ended 12/31/07		For the Year Ended 12/31/06
Class A	Shares	Amount	Shares	Amount
Shares sold	351,258	$2,591,574	472,150	$3,449,976
Shares reinvested	491,881	3,606,881	434,559	3,190,257
Shares redeemed	(577,407)	(4,241,667)	(844,967)	(6,208,423)

Net Increase	265,732	$1,956,788	61,742	$431,810
Class B
Shares sold	57,366	$420,400	7,317	$48,305
Shares reinvested	83,422	610,913	78,829	578,382
Shares redeemed	(83,182)	(610,064)	(169,174)	(1,234,287)

Net Increase/(decrease)	57,606	$421,249	(83,028)	$(607,600)
Class C
Shares sold	1,271	$9,824	4,013	$29,146
Shares reinvested	102,853	753,398	89,251	654,972
Shares redeemed	(2,551)	(18,674)	(13,399)	(98,442)

Net Increase	101,573	$744,548	79,865	$585,676
Class K
Shares sold	160,238	$1,182,302	175,113	$1,283,316
Shares reinvested	135,426	992,567	110,840	814,075
Shares redeemed	(95,905)	(701,700)	(48,216)	(354,194)

Net Increase	199,759	$1,473,169	237,737	$1,743,197

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Notes to Financial Statements (continued)

	RS Tax-Exempt Fund
	For the Year Ended 12/31/07		For the Year Ended 12/31/06
Class A	Shares	Amount	Shares	Amount
Shares sold	455,850	$4,516,645	605,320	$6,038,871
Shares reinvested	356,652	3,529,926	336,055	3,357,307
Shares redeemed	(344,747)	(3,417,134)	(364,846)	(3,652,476)

Net Increase	467,755	$4,629,437	576,529	$5,743,702
Class C
Shares sold	8,653	$86,300	2,711	$27,150
Shares reinvested	37,097	367,121	35,345	353,171
Shares redeemed	(2,832)	(28,432)	(12,119)	(120,068)

Net Increase	42,918	$424,989	25,937	$260,253

	RS Money Market Fund
	For the Year Ended 12/31/2007		For the Year Ended 12/31/06
Class A	Shares	Amount	Shares	Amount
Shares sold	312,956,613	$312,956,613	224,008,712	$224,008,712
Shares reinvested	18,494,205	18,494,205	16,662,783	16,662,783
Shares redeemed	(282,384,587)	(282,384,587)	(227,513,933)	(227,513,933)

Net Increase	49,066,231	$49,066,231	13,157,562	$13,157,562
Class B
Shares sold	972,249	$972,249	1,781,729	$1,781,729
Shares reinvested	90,527	90,527	131,095	131,095
Shares redeemed	(1,283,306)	(1,283,306)	(4,179,921)	(4,179,921)

Net Decrease	(220,530)	$(220,530)	(2,267,097)	$2,267,097)
Class C
Shares sold	2,031,323	$2,031,323	39,981	$39,981
Shares reinvested	246,234	246,234	215,840	215,840
Shares redeemed	(200,282)	(200,282)	(109,878)	(109,878)

Net Increase	2,077,275	$2,077,275	145,943	$145,943
Class K
Shares sold	12,892,527	$12,892,527	21,214,539	$21,214,539
Shares reinvested	438,841	438,841	412,892	412,892
Shares redeemed	(9,723,214)	(9,723,214)	(22,024,516)	(22,024,516)

Net Increase/(decrease)	3,608,154	$3,608,154	(397,085)	$(397,085)

Note 3 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at the following annual rate:

Fund	Investment Advisory Fee Percentage
RS Investment Quality Bond Fund	0.50%
RS Low Duration Bond Fund	0.45%
RS High Yield Bond Fund	0.60%
RS Tax-Exempt Fund	0.50%
RS Money Market Fund	0.45%	*

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*	Effective October 1, 2007, the Fund’s investment advisory fee rate was reduced to an annual rate of 0.45% of the Fund’s average daily net assets. Prior to October 1, 2007, RS Money Market Fund paid RS Investments an investment advisory fee at an annual rate of 0.50% on the first $500 million of its average daily net assets and at an annual rate of 0.45% of its average daily net assets in excess of $500 million.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Funds, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at annual rates of 0.475%, 0.4275%, 0.57% and 0.475% of the average daily net assets of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund and RS Tax-Exempt Fund, respectively. Prior to October 1, 2007, RS Investments paid GIS at an annual rate of 0.475% of the average daily net assets of RS Money Market Fund. Effective October 1, 2007, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of RS Money Market Fund. Payment of the sub-advisory fees does not represent a separate or additional expense to the Funds.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Funds’ total annual fund operating expenses (excluding interest expenses associated with reverse repurchase agreements and securities lending) to the following rates:

	Expense Limitation
Fund	Class A	Class B	Class C	Class K
RS Investment Quality Bond Fund	0.85%	1.60%	1.60%	1.25%
RS Low Duration Bond Fund	0.80%	1.55%	1.55%	1.20%
RS High Yield Bond Fund	0.85%	1.60%	1.60%	1.25%
RS Tax-Exempt Fund	0.85%	—	1.60%	—
RS Money Market Fund*	0.80%	1.55%	1.55%	1.20%

*	Prior to October 1, 2007 an expense limitation had been imposed to limit the Fund’s total annual fund operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) from exceeding 0.85%, 1.60%, 1.60% and 1.25% for Class A, Class B, Class C and Class K, respectively.

RS Investments does not intend to recoup any waived expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds’ Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in

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Notes to Financial Statements (continued)

connection with the promotion and distribution of shares of each Fund as follows:

Fund	Annual Rate	Distribution Fees
RS Investment Quality Bond Fund
Class A	0.25%	$224,744
Class B	1.00%	87,696
Class C	1.00%	69,634
Class K	0.65%	57,329
RS Low Duration Bond Fund
Class A	0.25%	24,892
Class B	1.00%	84,129
Class C	1.00%	80,798
Class K	0.65%	63,468
RS High Yield Bond Fund
Class A	0.25%	124,256
Class B	1.00%	93,897
Class C	1.00%	113,891
Class K	0.65%	92,550
RS Tax-Exempt Fund
Class A	0.25%	234,245
Class C	1.00%	114,226
RS Money Market Fund
Class A	0.25%	1,065,888
Class B	1.00%	27,328
Class C	1.00%	68,368
Class K	0.65%	72,773

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS may pay out of amounts it receives from the Funds pursuant to the plan amounts payable with respect to the expenses incurred by RS Investments in certain circumstances. In addition to payments under the Distribution Plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2007, PAS received $1,801,845 from GIS as compensation for its services on behalf of the Trust.

The Funds have entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

For the year ended December 31, 2007, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charge
RS Investment Quality Bond Fund	$7,935
RS Low Duration Bond Fund	951
RS High Yield Bond Fund	1,712
RS Tax-Exempt Fund	2,817
RS Money Market Fund	—

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain Class B and Class C share redemptions. For the year ended December 31, 2007, GIS received CDSL charges as follows:

Fund	CDSL
RS Investment Quality Bond Fund	$4,622
RS Low Duration Bond Fund	726
RS High Yield Bond Fund	1,241
RS Tax-Exempt Fund	133
RS Money Market Fund	3,201

Note 4 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2007 were as follows:

	Tax-Exempt		Ordinary Income Total		Long-Term Capital Gain Total
Fund	2006	2007	2006	2007	2006	2007
RS Investment Quality Bond Fund	$—	$—	$5,456,754	$5,069,436	$159,553	$—
RS Low Duration Bond Fund	—	—	1,145,161	1,377,029	—	—
RS High Yield Bond Fund	—	—	5,290,602	6,031,053	—	—
RS Tax-Exempt Fund	3,539,384	3,779,306	—	119,601	333,242	192,942
RS Money Market Fund	—	—	17,521,204	19,379,977	—	—

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Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2007.

Fund	Tax-Exempt	Undistributed Ordinary Income	Undistributed Long-Term Gains
RS Investment Quality Bond Fund	$—	$5,700	$—
RS Low Duration Bond Fund	—	2,355	—
RS High Yield Bond Fund	—	11,621	—
RS Tax-Exempt Fund	4,522	—	—
RS Money Market Fund	—	35,436	—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart for capital loss carryovers available to the Funds at December 31, 2007.

	Expiring
Fund	2008	2009	2010	2011	2012	2013	2014	2015	Total
RS Investment Quality Bond Fund	$—	$—	$—	$—	$—	$—	$1,558,801	$49,025	$1,607,826
RS Low Duration Bond Fund	—	—	—	2,657	18,478	325,837	176,793	36,360	560,125
RS High Yield Bond Fund	2,327,873	7,587,223	5,307,217	—	—	—	—	—	15,222,313
RS Tax-Exempt Bond Fund	—	—	—	—	—	—	—	922,886	922,886
RS Money Market Fund	—	—	—	5,073	432	—	—	7,575	13,080

During the year ended December 31, 2007, the Funds utilized capital loss carryovers as follows:

Fund	Utilized Capital Loss Carryovers
RS Investment Quality Bond Fund	$—
RS Low Duration Bond Fund	—
RS High Yield Bond Fund	464,453
RS Tax-Exempt Fund	—
RS Money Market Fund	—

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Investment Quality Bond Fund	$41,906
RS Low Duration Bond Fund	67,477
RS High Yield Bond Fund	282,529
RS Tax-Exempt Fund	281,429
RS Money Market Fund	—

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Notes to Financial Statements (continued)

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2007, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Investment Quality Bond Fund	$120,750,242	$1,060,977	$1,738,044	$(677,067)
RS Low Duration Bond Fund	37,695,323	278,905	422,442	(143,537)
RS High Yield Bond Fund	85,761,795	(3,702,534)	565,723	(4,268,257)
RS Tax-Exempt Fund	106,007,928	1,369,362	1,636,696	(267,334)
RS Money Market Fund	483,600,980	(902)	—	(902)

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments securities and U.S. government agency obligations sold (excluding short-term investments) for the year ended December 31, 2007, were as follows:

Fund	Cost of Investments Purchased		Proceeds from Investments Sold
	Investments	U.S. Government Agency Obligations	Investments	U.S. Government Agency Obligations
RS Investment Quality Bond Fund	$52,360,532	$135,167,350	$62,592,944	$111,048,750
RS Low Duration Bond Fund	11,896,927	12,939,164	12,786,555	6,129,273
RS High Yield Bond Fund	78,921,418	—	76,217,693	—
RS Tax-Exempt Fund	173,341,498	—	166,719,819	—

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically present in domestic investments. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the applicable Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

d. Reverse Repurchase Agreements RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund may enter into reverse repurchase agreements with banks or third party broker/dealers to borrow funds. Interest payable under a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When a Fund enters into a reverse repurchase agreement, it segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Funds may be unable to deliver the securities when the Funds seek to repurchase them. Reverse repurchase agreements may increase fluctuations in the Funds’ net asset value and may be viewed as a form of leverage.

e. Dollar Rolls RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund may enter into dollar rolls (principally using TBAs) in which

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the Funds sell mortgage-related securities for delivery in the current month and simultaneously contract to repurchase similar securities at an agreed-upon price on a fixed date in a future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Funds will not be entitled to receive principal and interest payments on the securities sold. RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund are compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that a buyer of the securities sold by RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in the net asset values of RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund and may be viewed as a form of leverage.

Note 6 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7 Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’

frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain RS Funds in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on

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Notes to Financial Statements (continued)

April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, sub-advisers, employees and officers of the Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b) and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in the Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

Note 8 New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Funds’ tax positions for all open tax years, and concluded that adoption had no effect on the Funds’ financial position or results of operations. At December 31, 2007, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U. S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Funds’ financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RS Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund (each constituting a series of the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2007, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods ended December 31, 2006 and December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1, 2006 the financial highlights for each of the periods presented through December 31, 2005 were audited by another independent registered public accounting firm whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

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Tax Designation – Unaudited

RS Tax-Exempt Fund

Of the distributions paid from net investment income for the year ended December 31, 2007, 99.92% are designated as exempt interest dividends for federal tax purposes.

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Supplemental Information (unaudited)

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal to Elect Trustees:

Nominee	Votes For	Votes Withheld
Kenneth R. Fitzsimmons, Jr.	678,695,023.578	7,697,070.067
Christopher C. Melvin, Jr.	678,544,709.568	7,847,384.077
Gloria S. Nelund	678,556,615.659	7,835,477.986
Terry R. Otton	678,645,919.260	7,746,174.385

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Supplemental Information (unaudited) (continued)

Approval of Funds’ Investment Advisory Agreements*

The Board of Trustees of RS Investment Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investments (the “disinterested Trustees”), met in person on August 13 — 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity Fund and RS Small Cap Core Equity Fund (the “RS-Managed Funds”); and RS Money Market Fund, RS High Yield Bond Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS Tax-Exempt Fund, RS Emerging Markets Fund, RS International Growth Fund, RS S&P 500 Index Fund, and RS Asset Allocation Fund (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market Fund, RS High Yield Bond Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS Tax-Exempt Fund, RS S&P 500 Index Fund, and RS Asset Allocation Fund; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth Fund and RS Emerging Markets Fund (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the Trustees who are not interested persons of the Funds were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

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integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with more than half the Funds at or below the median for their respective peer groups; he noted that the advisory fee for RS Money Market Fund was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market Fund’s peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market Fund, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the

Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect

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Supplemental Information (unaudited) (continued)

to RS Core Equity Fund and RS Small Cap Core Equity Fund for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for those Funds. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that only one Fund subject to renewal had close to $1 billion in assets. He also noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that RS Asset Allocation Fund had underperformed its peers’ averages for various periods. He recommended, and the Trustees agreed, that further discussion in the coming year would be appropriate in respect of steps RS Investments might take to improve performance of that Fund, and whether that Fund’s peers were appropriate.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout

98	Call 1.800.766.FUND

the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

•

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

•	RS Investments has been responsive to concerns raised by the Trustees in the past year.

•	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

•	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-766-FUND [3863].

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-766-FUND [3863]; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since June 2001	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006- March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

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Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-766-FUND [3863], or on our Web site at http://www.RSinvestments.com.

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RS Funds

Phone: 1-800-766-FUND (3863)
Web: www.RSinvestments.com
E-mail: funds@rsinvestments.com

24-Hour Account Access

Phone: 1-800-766-FUND (3863), Option 3
Web: Enter ***My Account*** on RS Investments' Web Site

RS Funds

Fund Name (Date of Inception) Ticker Symbol (Class A shares)	Fund Overview	Portfolio Manager(s)
Growth Funds: Access to dynamic growth companies		
RS Emerging Growth Fund (11/30/07) RSEGX	Invests in small-cap growth companies in their early growth stages	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Smaller Company Growth Fund (08/15/96) RSSGX	Invests in small-cap growth companies with strong growth potential	Scott Tracy, Bill Wolfenden
RS Select Growth Fund (08/01/96) RSDGX	Focuses on 40-60 small-cap growth stocks with proven business models	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS MidCap Opportunities Fund (07/12/95) RSMOX	Invests in mid-cap growth companies diversified across growth sectors of the US economy	John Seabern, John Wallace
RS Growth Fund (05/12/92) RSGRX	Invests in larger growth companies diversified across growth sectors of the US economy	John Seabern, John Wallace
RS Technology Fund (11/15/95) RSIFX	Focuses on the technology sector across all market-caps	Steve Bishop, Allison Thacker
Value Funds: Access to undervalued companies undergoing structural change		
RS Partners Fund (07/12/95) RSPFX	Invests in small-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Value Fund (06/30/93) RSVAX	Invests in mid-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Investors Fund (11/15/05) RSINX	Concentrated portfolio of value stocks featuring the RS Value Team's strongest investment ideas	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Global Natural Resources Fund (11/15/95) RSNRX	Invests in a diversified portfolio of companies with superior natural resource assets and demonstrated histories of prudent capital allocation	MacKenzie Davis, Andy Pilara, Ken Settles
RS Large Cap Value Fund (02/03/03)* RLCVX	Invests in large-cap companies believed to be undervalued	Thomas Cole, Thomas Digenan, Scott Hazen, John Leonard
Core Equity Funds: All-weather equity		
RS Small Cap Core Equity Fund (05/01/97)* GPSCX	Invests in companies across the US small-cap market	Matthew Ziehl
RS Core Equity Fund (06/01/72)* GPAFX	A diversified large-cap equity fund seeking companies with strong competitive advantages	Mani Govil
RS Equity Dividend Fund (07/31/07) REDAX	Invests in companies with growing dividends and long-term growth potential	Raymond Anello
RS S&P 500 Index Fund (08/07/00)* GUSPX	Tracks the investment performance of the S&P 500 Index, which emphasizes large-cap companies	Jonathan Jankus, Stewart Johnson
RS Asset Allocation Fund (02/16/93)* GUAAX	A 'fund of funds', strategically invested in a mix of equity and fixed income securities	Jonathan Jankus, Stewart Johnson
International Funds: International diversification		
RS International Growth Fund (02/16/93)* GUBGX	Invests in international growth companies	R. Robin Menzies
RS Emerging Markets Fund (05/01/97)* GBEMX	Invests in growth companies in emerging markets	Edward Hocknell
Fixed Income Funds: Current income and total return potential		
RS Investment Quality Bond Fund (02/16/93)* GUIQX	A diversified portfolio of generally intermediate duration (3 - 10 years) investment-grade bonds	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (07/30/03)* RLDAX	A diversified portfolio of generally short duration (1 -3 years) investment-grade debt securities	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (09/01/98)* GUHYX	A diversified portfolio of debt securities rated below investment grade	Ho Wang
RS Tax-Exempt Fund (02/16/93)* GUTEX	A diversified portfolio of tax-exempt municipal obligations	Alexander Grant, Jr.
RS Money Market Fund (11/03/82)* GCMXX	A diversified portfolio of money market instruments	Alexander Grant, Jr.

Featured in this report

Featured in this report

* The date of inception is that of the predecessor Fund.

Refer to the prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we mail only one copy of a Fund's prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Annual report.)

388 Market Street San Francisco CA 94111	www.RSinvestments.com	Call 800-766-FUND

EB-015098 (12/07) AR711_FI

07	ANNUAL REPORT

07 ANNUAL REPORT

International Funds

RS International Growth Fund

RS Emerging Markets Fund

12.31.07

Class A, B, C and K Shares

Performance Update Average Annual Returns as of 12/31/07

	Ticker Symbol	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
International Funds
RS International Growth Fund, Class A	GUBGX	02/16/93
without sales charge			14.17%	17.36%	19.31%	6.54%	8.62%
with maximum sales charge			8.73%	15.48%	18.17%	6.02%	8.26%
RS International Growth Fund, Class B	GBGBX	05/01/96
without sales charge			13.35%	16.13%	18.03%	5.39%	5.79%
with sales charge			10.35%	15.64%	17.92%	5.39%	5.79%
RS International Growth Fund, Class C	RIGCX	08/07/00
without sales charge			13.37%	16.36%	18.19%	—	2.93%
with sales charge			12.37%	16.36%	18.19%	—	2.93%
RS International Growth Fund, Class K	RIGKX	05/15/01
without sales charge			13.71%	17.03%	19.03%	—	7.52%
RS Emerging Markets Fund Class A	GBEMX	05/01/97
without sales charge			43.72%	39.75%	38.93%	16.53%	14.51%
with maximum sales charge			36.88%	37.50%	37.59%	15.96%	13.99%
RS Emerging Markets Fund Class B	REMBX	05/06/97
without sales charge			42.70%	38.56%	37.57%	14.87%	12.80%
with sales charge			39.70%	38.21%	37.52%	14.87%	12.80%
RS Emerging Markets Fund Class C	REMGX	08/07/00
without sales charge			42.64%	38.63%	37.66%	—	19.62%
with sales charge			41.64%	38.63%	37.66%	—	19.62%
RS Emerging Markets Fund Class K	REMKX	05/15/01
without sales charge			43.06%	39.23%	38.43%	—	26.77%

Performance quoted represents past performance and does not guarantee future results. Performance shown for the Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio for RS International Growth Fund Class A, B, C, and K shares are 1.64%, 2.88%, 2.56%, and 1.88%, respectively; for RS Emerging Markets Fund Class A, B, C and K shares are 1.68%, 2.53%, 2.47% and 1.98%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

This report may be used only when preceded or accompanied by a prospectus. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-FUND or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

www.RSinvestments.com	1

Highlights

Lipper Rankings and Morningstar Ratings

The following RS Funds were ranked in the Top Quartile of their peer groups by Lipper1 for one or more of the one-, five- and ten-year periods ending 12/31/07. Rankings are based on total returns. Additionally some of these RS Funds received Four-Star Overall Morningstar Ratings™2 (including the effects of sales charges, loads, and redemption fees). The ratings are based on risk-adjusted returns as of 12/31/07.

RS Fund	1-Year	5-Year	10-Year	Overall Morningstar Rating™

Growth
RS Emerging Growth Fund	Lipper Category: Small-Cap Growth			without sales charge	(out of 671 small growth funds)
	1st 142/591	2nd 151/394	2nd 46/179
				including the effect of sales charges, loads, and redemption fees	(out of 671 small growth funds)
RS Select Growth Fund	Lipper Category: Small-Cap Growth			without sales charge	(out of 671 small growth funds)
	2nd 152/591	3rd 271/394	1st 42/179
				including the effect of sales charges, loads, and redemption fees	(out of 671 small growth funds)
RS MidCap Opportunities Fund	Lipper Category: Mid-Cap Growth			without sales charge	(out of 811 mid-cap growth funds)
	2nd 246/601	1st 95/404	2nd 58/170
				including the effect of sales charges, loads, and redemption fees	(out of 811 mid-cap growth funds)
RS Growth Fund	Lipper Category: Multi-Cap Growth			without sales charge	(out of 1,449 large growth funds)
	3rd 285/518	1st 76/339	2nd 70/146
				including the effect of sales charges, loads, and redemption fees	(out of 1,449 large growth funds)
RS Technology Fund	Lipper Category: Science and Technology			without sales charge	(out of 269 specialty-technology funds)
	1st 52/269	1st 15/223	1st 10/55
				including the effect of sales charges, loads, and redemption fees	(out of 269 specialty-technology funds)
Value
RS Partners Fund	Lipper Category: Small-Cap Core			without sales charge	(out of 520 small blend funds)
	3rd 495/775	1st 24/478	1st 18/169
				including the effect of sales charges, loads, and redemption fees	(out of 520 small blend funds)
RS Value Fund	Lipper Category: Mid-Cap Value			without sales charge	(out of 420 mid-cap blend funds)
	2nd 104/313	1st 10/194	2nd 20/59
				including the effect of sales charges, loads, and redemption fees	(out of 420 mid-cap blend funds)
Core Equity
RS Small Cap Core Equity Fund	Lipper Category: Small-Cap Core			without sales charge	(out of 671 small growth funds)
	1st 143/775	3rd 280/478	3rd 120/169
				including the effect of sales charges, loads, and redemption fees	(out of 671 small growth funds)
RS Core Equity Fund	Lipper Category: Large-Cap Core			without sales charge	(out of 1,623 large blend funds)
	1st 31/835	2nd 217/572	4th 238/287
				including the effect of sales charges, loads, and redemption fees	(out of 1,623 large blend funds)
International
RS Emerging Markets Fund	Lipper Category: Emerging Markets			without sales charge	(out of 206 diversified emerging market funds)
	1st 37/254	1st 25/167	1st 19/91
				including the effect of sales charges, loads, and redemption fees	(out of 206 diversified emerging market funds)
Fixed Income
RS Tax-Exempt Fund	Lipper Category: General Municipal			without sales charge	(out of 252 muni national long funds)
	3rd 127/237	1st 50/211	1st 12/143
				including the effect of sales charges, loads, and redemption fees	(out of 252 muni national long funds)

Performance quoted represents past performance and does not guarantee future results.

2	Call 1.800.766.FUND

Four time winner — RS Receives 2007 Dalbar Service Award

RS Investments received Dalbar’s Service Award for the fourth year in a row! The award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. Dalbar is a leading financial services consulting firm committed to raising the standards of excellence in the financial service industry.

RS Investments Recognized for Excellence in Shareholder Communications for Fourth Time.

The Mutual Fund Education Alliance awarded RS Investments an “Honorable Mention” for our ‘Special Communications’ entry of our Strategy Brochures. They were noted by MFEA members as a “very effective, consistent and comprehensive communication.” The annual STAR (Shareholder Trust and Responsibility) Awards program recognizes mutual fund firms for outstanding shareholder communications, education, and support. Each year the MFEA examines the best educational materials, both in print and electronic, in the mutual fund industry and then asks industry judges to select from the best. In 2007, 29 different companies were recognized for excellence in 32 categories ranging from best annual report to best online innovation. Past awards for RS Investments have gone to entries in the ‘online innovation’ and ‘shareholder newsletter online version’ categories.

The information contained herein was obtained from sources we believe to be reliable and we have attempted to insure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2008 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2008 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com. Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

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© 2008 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

Please note, some of the Morningstar proprietary calculations, including the Morningstar Rating™, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar Rating™ based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

RS Emerging Growth Fund was rated against the following numbers of U.S.-domiciled Small Growth funds over the three-, five-, and 10-year periods: 671, 556, and 258, respectively. With respect to these Small Growth funds, RS Emerging Growth Fund received a Morningstar Rating of 2, 3, and 2 stars (and 3, 3, and 2 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Select Growth Fund was rated against the following numbers of U.S.-domiciled Small Growth funds over the three-, five-, and 10-year periods: 671, 556, and 258, respectively. With respect to these Small Growth funds, RS Select Growth Fund received a Morningstar Rating of 2, 2, and 3 stars (and 3, 2, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS MidCap Opportunities Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Growth funds over the three-, five-, and 10-year periods: 811, 682, and 291, respectively. With respect to these Mid-Cap Growth funds, RS MidCap Opportunities Fund received a Morningstar Rating of 3 stars (and 3, 4, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Growth Fund was rated against the following numbers of U.S.-domiciled Large Growth funds over the three-, five-, and 10-year periods: 1,449, 1,215, and 554, respectively. With respect to these Large Growth funds, RS Growth Fund received a Morningstar Rating of 3, 4, and 3 stars (and 4, 5, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Technology Fund was rated against the following numbers of U.S.-domiciled Specialty-Technology funds over the three-, five-, and 10-year periods: 269, 245, and 64, respectively. With respect to these Specialty-Technology funds, RS Technology Fund received a Morningstar Rating of 3, 4, and 3 stars (and 3, 4, and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Partners Fund was rated against the following numbers of U.S.-domiciled Small Blend funds over the three-, five-, and 10-year periods: 520, 409, and 164, respectively. With respect to these Small Blend funds, RS Partners Fund received a Morningstar Rating of 2, 5, and 4 stars (and 3, 5, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Value Fund was rated against the following numbers of U.S.-domiciled Mid-Cap Blend funds over the three-, five-, and 10-year periods: 420, 336, and 143, respectively. With respect to these Mid-Cap Blend funds, RS Value Fund received a Morningstar Rating of 3, 5, and 3 stars (and 4, 5, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Small Cap Core Equity Fund was rated against the following numbers of U.S.-domiciled Small Growth funds over the three-, five-, and 10-year periods: 671, 556, and 258, respectively. With respect to these Small Growth funds, RS Small Cap Core Equity Fund received a Morningstar Rating of 2, 2, and 3 stars (and 3 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Core Equity Fund was rated against the following numbers of U.S.-domiciled Large Blend funds over the three-, five-, and 10-year periods: 1,623, 1,278, and 594, respectively. With respect to these Large Blend funds, RS Core Equity Fund received a Morningstar Rating of 4, 2, and 1 stars (and 5, 3, and 1 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Emerging Markets Fund was rated against the following numbers of U.S.-domiciled Diversified Emerging Markets funds over the three-, five-, and 10-year periods: 206, 187, and 103, respectively. With respect to these Diversified Emerging Markets funds, RS Emerging Markets Fund received a Morningstar Rating of 4, 3, and 4 stars (and 5, 4, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively. RS Tax-Exempt Fund was rated against the following numbers of U.S.-domiciled Muni National Long funds over the three-, five-, and 10-year periods: 252, 244, and 192, respectively. With respect to these Muni National Long funds, RS Tax-Exempt Fund received a Morningstar Rating of 2, 3, and 3 stars (and 3, 3, and 4 stars without sales charge) for the three-, five, and 10-year periods, respectively.

Performance quoted represents past performance and does not guarantee future results.

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CEO’s Letter

Terry R. Otton

CEO, RS Investments

Dear Fellow Shareholders,

Thank you for taking the time to read our 2007 Annual Report. Inside, you’ll find insightful detail from your portfolio management teams regarding your investments with RS. The letters within this report illuminate the depth of research that goes into your funds and illustrate why we believe fundamental research and investment discipline are critical inputs to your portfolio, particularly during volatile markets such as 2007 (and, so far, in 2008).

Market Overview

After performing well during the first half of the year, the equity and fixed income markets closed out 2007 amid rising uncertainty and considerable volatility. The driving influence was continued fallout from the sub-prime mortgage debacle, the drying up of available credit, and the potential spillover effects these issues may have on housing values, consumer spending, and the economy as a whole.

Through a year marked by extremes, reflecting both excessive optimism and pessimism, the main proxy for the large cap US market, the S&P 500 Index, closed up 5.49% for the year, while the small cap market, as evidenced by the Russell 2000 Index, lost 1.57%.

Upon close examination into the style differences in the equity markets, the tale was quite different. Growth outperformed value for the first time since 1999, led by strong gains in the technology sector, while value was pulled down by weak financials. These contrasting sectors contributed to the small cap growth index’s 16.83% difference in performance over the small cap value index (7.05% for Russell 2000 Growth Index versus -9.78% for the Russell 2000 Value Index).

Investors who have been in the market for longer periods know that investment styles are cyclical. Arguments in favor of value versus growth, large versus small, domestic versus international and equity versus fixed income are blunted with the passage of time. As we all well know, each asset class has played an important role in overall returns over time. Changing leadership among these important asset classes underscores the importance of a well-diversified

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portfolio, with ownership of each of these major asset classes being considered. The “right” amount, of course, depends on the individual and can be arrived at with the informed help of your financial adviser.

RS Investments: Specialization and Experience

The RS fund family offers funds from a broad spectrum of investment options across major asset classes. We’ve organized our business into distinct investment specializations — across growth, core, value, international, and fixed income — so that we can deliver significant expertise within each asset class.

We believe this approach delivers exceptional value to our clients. You can be assured that each deep and experienced investment team remains focused on its expertise and that we hold our teams accountable to the highest investment standards. Your benefit lies in the fact that you can hire specialized experts to serve each important component of your investment portfolio — with one fund family. Across our product platform, you’re hiring skilled and experienced teams to invest on your behalf.

We continue to invest heavily in our core capabilities: research and portfolio management. Last year alone, we hired seven analysts across our distinct investment teams, bringing the total number of investment professionals to 33 within Core, Growth, and Value teams. Additionally, in 2007, we established portfolio management teams on several of our growth products, which empowered those investment professionals closest to the information to make portfolio decisions.

The sub-advisers to the RS Funds also made substantial investments in their core capabilities. Guardian, our fixed-income sub-adviser, and Baillie Gifford, our international sub-adviser, totaled 28 and 13 investment professionals, respectively.

We aim to set new and higher standards of investment excellence by adopting industry best practices and fine-tuning them within our time-tested investment processes.

What was the result of all our efforts? We believe we made an exceptional investment management team even stronger. Our quest toward that end will continue. It’s what has brought us to where we are today and it’s what will allow us to earn your continued trust and business long into the future.

Performance Update†

Despite the challenging market environment in 2007, RS funds performed well and within our expectations. Value funds started the year strong, yet struggled against significant headwinds in the latter half of the year. Overall, in the face of the challenging market, we are pleased with their overall resilience. In the face of this difficulty, the team continues to have confidence in the companies within its portfolios, many of which are now trading at their most attractive valuations in years.

Supported by growth tailwinds and augmented by strong research and stock selection, 83% of the RS growth funds (Class A shares) outperformed their respective growth benchmarks for the year.

Core equity funds delivered strong full-year performance as well. RS Core Equity Fund handily beat its large cap benchmark for the year and RS Small Cap Core Equity Fund delivered strong performance, outperforming its benchmark.

RS fixed income funds’ conservative stance averted many of the subprime-related issues in the fixed income markets. The Lehman Aggregate Bond Index outperformed the S&P 500 Index for the year, reflecting the uncertainty in the equity markets and investors’ flight for safety toward the latter half of the year.

RS international and emerging markets funds finished the year with double digit gains. RS Emerging Markets Fund, in particular, posted strong returns as the countries with fast-developing economies led worldwide investment results.

Notable Recognitions

Institutional Investor recently recognized Mani Govil, portfolio manager of RS Core Equity Fund and leader of the Core Equity Team, as one of the “Rising Stars” of the mutual fund business. The publication placed Mani in rarefied company — one of only 20 named among many thousands in our industry.*

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CEO’s Letter (continued)

The recognition couldn’t be more deserved. Mani has accomplished so much in his eleven year investment career. We are fortunate to have his talent, passion and enthusiasm focused on our shareholders’ success. Since assuming management of the Fund in August 2005, Mani has shaped a formidable investment team and carried out a well-defined investment process. The results speak for themselves: based on total returns, the RS Core Equity Fund (Class A shares) has performed within the top 4% and 7% of its Lipper large cap core peers over the one- and three-year periods, respectively (and top 38% and 83% for the five- and 10-year periods, respectively. See previous page for additional ranking information.). A quest for risk-adjusted returns, detailed research and strong team involvement are hallmarks of Mani’s style and we’re proud to have him on our team.

Dalbar, a well-known financial services consulting firm, recently awarded RS Investments the “Dalbar Service Award” for providing exceptional service to our shareholders. This is the fourth consecutive year RS has received this distinction. We’re honored by Dalbar’s continuing recognition of our efforts to serve our shareholders with excellence.

Experience Counts

So far, 2008 has proven to be a challenging environment. With the market selling off one day only to surge the next, it certainly has made for an unsettling near-term investing experience. In times like these, it’s worth mentioning that RS Investments has experienced all kinds of market environments during its 22 years in business. Each of our specialized investment teams at RS averages anywhere between 12 and 28 years’ experience in the industry. Across the entire RS fund family, 74 investment professionals work on your behalf. Each market cycle has its own unique circumstances and the value of time-tested experience is immeasurable. We hope you’ll take some comfort in knowing that your assets are invested by true professionals in every sense of the word.

From all of us at RS Investments, we wish you a healthy and prosperous 2008. Thank you for the trust you’ve placed in us.

Sincerely,

Terry R. Otton

Chief Executive Officer

RS Investments

† See next page for performance information.

*Nominees are submitted by professionals throughout the mutual fund industry and are vetted and selected by Institutional Investor’s editorial staff. According to Institutional Investor, the selected individuals meet the criteria of having demonstrated expertise, dedication and consistency in their careers, indicating they will likely be the trendsetters of the future. The winning nominees manage and contribute to the management of funds at firms overseeing a total of more than $400 billion in assets and investments. Their specializations include annuities, fixed income, international equities, separately-managed accounts, retail and institutional accounts, retirement accounts, fund administration and technology.

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Performance Update, Class A Shares (as of 12/31/07)

Fund (Inception Date)	1-Year	3-Year	5-Year	10-Year	Since Inception
RS Emerging Growth Fund (11/30/87)
without sales charge	13.94%	7.88%	16.23%	9.61%	15.36%
with maximum sales charge	8.52%	6.15%	15.11%	9.08%	15.08%
Russell 2000® Growth Index	7.05%	8.11%	16.50%	4.32%	9.30%
RS Smaller Company Growth Fund (08/15/96)
without sales charge	4.64%	5.33%	16.75%	8.82%	11.18%
with maximum sales charge	-0.32%	3.63%	15.62%	8.29%	10.70%
Russell 2000 Growth Index	7.05%	8.11%	16.50%	4.32%	5.63%
RS Select Growth Fund (08/01/96)
without sales charge	13.68%	6.53%	14.14%	9.83%	13.17%
with maximum sales charge	8.29%	4.82%	13.03%	9.30%	12.68%
Russell 2500® Growth Index	9.69%	10.03%	17.43%	6.62%	8.11%
Russell 2000 Growth Index	7.05%	8.11%	16.50%	4.32%	5.90%
RS MidCap Opportunities Fund (07/12/95)
without sales charge	17.53%	12.10%	18.64%	9.28%	12.08%
with maximum sales charge	11.92%	10.29%	17.50%	8.76%	11.64%
Russell Midcap® Growth Index	11.43%	11.39%	17.90%	7.59%	9.78%
RS Growth Fund (05/12/92)
without sales charge	13.10%	11.73%	17.63%	6.57%	11.85%
with maximum sales charge	7.73%	9.94%	16.49%	6.05%	11.51%
Russell 1000® Growth Index	11.81%	8.68%	12.11%	3.83%	8.71%
RS Technology Fund (11/15/95) (formerly The Information Age Fund®)
without sales charge	22.25%	10.52%	23.42%	9.99%	10.17%
with maximum sales charge	16.46%	8.74%	22.22%	9.45%	9.73%
S&P 500® Index	5.49%	8.62%	12.83%	5.91%	9.56%
S&P GSTITM Composite Index	16.27%	8.56%	15.06%	5.41%	8.55%
RS Partners Fund (07/12/95)
without sales charge	-3.78%	6.20%	21.20%	11.83%	14.42%
with maximum sales charge	-8.35%	4.49%	20.02%	11.29%	13.97%
Russell 2000® Value Index	-9.78%	5.27%	15.80%	9.06%	12.03%
RS Value Fund (06/30/93)
without sales charge	3.76%	10.48%	23.68%	10.70%	8.53%
with maximum sales charge	-1.17%	8.70%	22.49%	10.16%	8.16%
Russell Midcap® Value Index	-1.42%	10.11%	17.92%	10.18%	12.95%
RS Investors Fund (11/15/05)
without sales charge	-0.72%	—	—	—	9.74%
with maximum sales charge	-5.46%	—	—	—	7.25%
Russell 3000® Value Index	-1.01%	—	—	—	10.66%
Russell 3000® Index	5.14%	—	—	—	10.70%
S&P 500® Index	5.49%	—	—	—	10.80%
RS Global Natural Resources Fund (11/15/95)
without sales charge	32.07%	26.63%	31.15%	16.52%	15.02%
with maximum sales charge	25.79%	24.60%	29.89%	15.95%	14.56%
S&P 500® Index	5.49%	8.62%	12.83%	5.91%	9.56%
Lipper Natural Resources Index	39.64%	32.99%	32.05%	15.76%	17.27%
S&P GSSITM Natural Resources Index	34.44%	28.99%	29.15%	12.80%	N/A
RS Large Cap Value Fund (02/03/03)
without sales charge	-0.01%	8.81%	—	—	14.22%
with maximum sales charge	-4.73%	7.06%	—	—	13.09%
Russell 1000® Value Index	-0.17%	9.32%	—	—	15.36%
RS Small Cap Core Equity Fund (05/01/97)
without sales charge	4.84%	6.96%	15.00%	7.03%	9.66%
with maximum sales charge	-0.12%	5.24%	13.89%	6.51%	9.17%
Russell 2000® Index	-1.57%	6.80%	16.25%	7.08%	9.09%
RS Core Equity Fund (06/01/72)
without sales charge	14.78%	11.70%	12.23%	3.46%	12.92%
with maximum sales charge	9.34%	9.91%	11.14%	2.96%	12.77%
S&P 500® Index (“Since Inception” performance from 5/31/72)	5.49%	8.62%	12.83%	5.91%	11.07%

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio for the Class A shares of the RS Funds are: RS Emerging Growth Fund (1.49%), RS Smaller Company Growth Fund (1.51%), RS Select Growth Fund (1.62%), RS MidCap Opportunities Fund (1.33%), RS Growth Fund (1.33%), RS Technology Fund (1.61%), RS Partners Fund (1.35)%, RS Value Fund (1.34%), RS Investors Fund (1.59%), RS Global Natural Resources Fund (1.51%), RS Large Cap Value Fund (1.40%), RS Small Cap Core Equity Fund (1.26%), and RS Core Equity Fund (0.94%). The performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% that became effective on October 9, 2006. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. A “deferred sales charge” also known as “back end load” or “CDSC” is incurred when liquidating an A share purchase over $1 million, for example, before a specified holding period. Any sales charges are in addition to the fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

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CEO’s Letter (continued)

Performance Update, Class A Shares (as of 12/31/07)

Fund (Inception Date)	1-Year	3-Year	5-Year	10-Year	Since Inception
RS S&P 500 Index Fund (08/07/00)
without sales charge	4.86%	8.06%	12.21%	—	1.16%
with maximum sales charge	1.72%	6.96%	11.51%	—	0.75%
S&P 500® Index	5.49%	8.62%	12.83%	—	1.61%
RS Equity Dividend Fund* (07/31/07)
without sales charge	—	—	—	—	-4.42%
with maximum sales charge	—	—	—	—	-8.97%
Dow Jones U.S. Select Dividend Index	—	—	—	—	-3.30%
RS International Growth Fund (02/16/93)
without sales charge	14.17%	17.36%	19.31%	6.54%	8.62%
with maximum sales charge	8.73%	15.48%	16.17%	6.02%	8.26%
MSCI EAFE Growth Index	16.84%	17.66%	20.25%	6.75%	7.71%
RS Emerging Markets Fund (05/01/97)
without sales charge	43.72%	39.75%	38.93%	16.53%	14.51%
with maximum sales charge	36.88%	37.50%	37.59%	15.96%	13.99%
MSCI EMF Index	39.78%	35.60%	37.46%	14.53%	11.38%
RS Investment Quality Bond Fund (02/16/93)
without sales charge	5.73%	3.95%	4.09%	5.45%	5.51%
with maximum sales charge	1.74%	2.64%	3.30%	5.04%	5.24%
Lehman Brothers Aggregate Bond Index	6.97%	4.56%	4.42%	5.97%	6.35%
RS Low Duration Bond Fund (07/30/03)
without sales charge	5.29%	3.58%	—	—	2.95%
with maximum sales charge	2.88%	2.79%	—	—	2.43%
Lehman Brothers U.S. Government 1-3 Year Bond Index	7.10%	4.29%	—	—	3.35%
RS High Yield Bond Fund (09/01/98)
without sales charge	1.04%	4.45%	8.36%	—	5.05%
with maximum sales charge	-2.73%	3.11%	7.54%	—	4.62%
Lehman Brothers Corporate High Yield Index	1.87%	5.40%	10.91%	—	6.03%
RS Tax-Exempt Fund (02/16/93)
without sales charge	1.47%	3.49%	4.03%	4.95%	4.94%
with maximum sales charge	-2.31%	2.17%	3.24%	4.55%	4.67%
Lehman Brothers Municipal Bond Index	3.36%	3.91%	4.30%	5.17%	5.78%
RS Money Market Fund (09/13/82)
without sales charge	4.45%	3.70%	2.40%	3.10%	4.87%
Lehman Brothers 3-Month T-Bill Index (“Since Inception” performance from 8/31/82)	5.11%	4.35%	3.09%	3.80%	5.42%
RS Asset Allocation Fund (02/16/93)
without sales charge	4.82%	7.26%	11.63%	5.34%	8.56%
with maximum sales charge	-0.19%	5.53%	10.55%	4.83%	8.21%
Custom Index: 60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index	6.22%	7.07%	9.51%	6.26%	9.13%

*	RS Equity Dividend Fund “since inception” return is not annualized and represents cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio for the Class A shares of the RS Funds are: RS S&P 500 Index Fund (0.70%), RS Equity Dividend Fund (1.40%), RS International Growth Fund (1.64%), RS Emerging Markets Fund (1.68%), RS Investment Quality Bond Fund (1.01%), RS Low Duration Bond Fund (1.45%), RS High Yield Bond Fund (1.17)%, RS Tax-Exempt Fund (0.91%), RS Money Market Fund (0.87%), and RS Asset Allocation Fund (1.86%). The performance quoted “with maximum sales charge” reflects the current maximum sales charge of up to 4.75% (certain Funds reflect lower maximum sales charges specific to that Fund). Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. A “deferred sales charge” also known as “back end load” or “CDSC” is incurred when liquidating an A share purchase over $1 million, for example, before a specified holding period. Any sales charges are in addition to the fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is frequently updated on our Web site: www.RSinvestments.com.

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Portfolio Manager Biographies

Our People – A Commitment to Quality

At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

RS Investments (RS) is the investment adviser for the RS Funds. Guardian Baillie Gifford Limited (GBG) and Baillie Gifford Overseas Limited (BG Overseas) serve as the investment subadviser and the sub-subadviser, respectively, for RS International Growth Fund and RS Emerging Markets Fund.

Edward H. Hocknell (BG Overseas)

has managed RS Emerging Markets Fund since 1997.* In this role, Mr. Hocknell works with the investment management teams at BG Overseas, who make the securities selections for the Fund, and an investment policy committee of the firm, which reviews geographical allocations. Mr. Hocknell, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Hocknell is a director at BG Overseas and a partner at Baillie Gifford & Co., where he has worked since 1984. He holds a B.A. from Oxford University.

R. Robin Menzies (BG Overseas)

has managed RS International Growth Fund since 1993.* In this role, Mr. Menzies works with the investment management teams at BG Overseas, which make the securities selections for the Fund, and an investment policy committee of BG Overseas, which reviews geographical allocations. Mr. Menzies, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Menzies is a director of BG Overseas and a partner of Baillie Gifford & Co., where he has worked since 1976. He received a B.A. in engineering and law from Cambridge University.

*	Includes service as a portfolio manager at the Fund’s Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

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RS International Growth Fund

Portfolio Manager

R. Robin Menzies

Investment Style

International Growth

Fund Philosophy

RS International Growth Fund seeks long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

Investment Process

The Fund normally invests at least 80% of the Fund’s net assets (plus the amount, if any, of the Fund’s borrowings for investment purposes) in common stocks and convertible securities issued by companies that are domiciled outside of the U.S. The Fund uses a bottom-up, stock-driven approach, with the objective of selecting stocks that the subadviser/portfolio manager believes can sustain an above-average growth rate and trade at a reasonable price.

Performance

Despite the turmoil that continued to affect the financial markets in the fourth quarter of 2007, the RS International Growth Fund returned -0.26% during the fourth quarter. The Fund’s benchmark Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE)2 also returned -0.26% during the fourth quarter. Over the year ended December 31, 2007, the Index returned 16.84% and the Fund returned 14.17%.

Portfolio Review

The credit crunch reared its ugly head again during the last quarter of 2007. The end result was that returns for the quarter were in negative territory. Markets held steady until November when, as happened earlier in the year, turbulence among financial companies affected sentiment. The chief executives of both Citigroup and Merrill Lynch resigned at this time after their companies had taken significant third-quarter write-offs connected with the ongoing credit crisis.

The best-performing regions were the emerging markets and Europe. Growth generally remains robust in certain parts of Asia with demand being driven by domestic strength and government surpluses. However, once again, Japan proved to be the laggard and in mid-December the Japanese government confirmed what the market already feared and moved its official gross domestic product forecast down from 2.10% to 1.30% for the 12 month-period ended March 2008.

The Fund’s position in emerging markets companies benefited performance, with names such as Brazilian oil manufacturer Petroleo Brasilero (1.88% of net assets as of 12/31/07) and Russia’s Mobile TeleSystems (0.88%) contributing to returns.

Stock selection in the United Kingdom was also a positive factor on the Fund’s performance. Our chosen energy companies of Cairn Energy (1.27%) and BG Group (1.90%) exhibited strong performance, mirroring the overall strong performance of many energy companies as the oil price flirted with $100 per barrel during the fourth quarter.

An area of the Index which did well but which counted against the Fund was utilities companies, as we held an underweight position in this area, believing that long-term growth prospects for these companies were weak. The Fund also suffered from a reversal in the fortunes of industrial companies such as Sweden’s Atlas Copco (2.75%), Japan’s Mitsui (1.73%) and Norway’s Aker Kvaerner (1.53%). These companies seemed to us to have been unjustly affected in share price terms in the sell off triggered by the uncertainty regarding a possible slowdown in global growth in 2008.

Predictably, financial companies continued to do poorly. Another weak area was materials although this did not stop BHP Billiton (1.58%) from pursuing a $150 billion bid for Rio Tinto (0.00%) during the fourth quarter. Consumer staples companies have fared well amid the turmoil, and L’Oreal (2.29%) proved that its franchise remains robust, with a steady rise over the fourth-quarter period.

Over the year, despite good stock selection in Japan and an overweight position in the emerging markets, the Fund’s relative performance slightly lagged behind

10	Call 1.800.766.FUND

the benchmark. The largest contributor to this was our European stock selection. The Fund held positions in financial companies such as UBS (0.94%) in Switzerland and UniCredito Italiano (1.55%) in Italy, both of which performed poorly relative to our expectations. The Fund also missed out by not holding Finnish mobile phone manufacturer Nokia (0.00%), and German manufacturing conglomerate Siemens (0.00%), both of which performed well relative to our expectations.

Outlook

We expect that the beginning months of 2008 are likely to follow the pattern of the second half of 2007. We think that the uncertainties connected to credit are likely to be protracted, as we have already seen a downturn in the activities of private equity companies. This may be followed by less corporate activity with regard to both capital and acquisitions spending. Companies and investors may look to de-leverage if this is indiscriminate; as a result, long-term prospects may be unnecessarily affected.

On the plus side, we think that global growth remains positive — thanks to the emerging markets. We believe China, India, and to a lesser extent Brazil and Russia will see robust domestic growth. We believe the main threat is the dampening of demand from these countries’ overseas markets such as the United States. We expect to continue to see increasing divergence between winners and losers.

International equity securities continue to look promising in our view, and the threat of a housing-induced slowdown appears to be less outside the United States than within it. Overall we remain positive about the prospects for international growth companies.

Thank you for your continued support.

Sincerely,

R. Robin Menzies

Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

www.RSinvestments.com	11

RS International Growth Fund (continued)

Total Net Assets: $81,916,717	Data as of December 31, 2007

Geographical Location vs. Index[1]

Top Ten Holdings[1]

Company	Country	Percentage of Total Net Assets
Celesio AG	Germany	2.91%
Seadrill Ltd.	Norway	2.91%
Essilor International S.A.	France	2.77%
Atlas Copco AB	Sweden	2.75%
Kone Oyj	Finland	2.64%
L’Oreal S.A.	France	2.29%
Vodafone Group PLC	United Kingdom	2.18%
Royal Dutch Shell PLC	United Kingdom	2.08%
Groupe Bruxelles Lambert S.A.	Belgium	1.98%
Deutsche Boerse AG	Germany	1.97%
Total		24.48%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2	The Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE) is generally considered to be representative of international stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

12	Call 1.800.766.FUND

Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	02/16/93
without sales charge		14.17%	17.36%	19.31%	6.54%	8.62%
with maximum sales charge		8.73%	15.48%	18.17%	6.02%	8.26%
Class B Shares	05/01/96
without sales charge		13.35%	16.13%	18.03%	5.39%	5.79%
with sales charge		10.35%	15.64%	17.92%	5.39%	5.79%
Class C Shares	08/07/00
without sales charge		13.37%	16.36%	18.19%	—	2.93%
with sales charge		12.37%	16.36%	18.19%	—	2.93%
Class K Shares	05/15/01
without sales charge		13.71%	17.03%	19.03%	—	7.52%
MSCI EAFE Index[2]		16.84%	17.66%	20.25%	6.75%	7.71%
					Since Class A share inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and Class B shares of RS International Growth Fund and in the MSCI EAFE Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the commencement of offering Class C shares (08/07/00) and Class K shares (05/15/01) would have the following values as of December 31, 2007: $12,380 (Class C) and $16,177 (Class K). While Class B shares, Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.64%, Class B 2.88%, Class C 2.56% and Class K 1.88%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	13

RS Emerging Markets Fund

Portfolio Manager

Edward H. Hocknell

Investment Style

Emerging Markets

Fund Philosophy

RS Emerging Markets Fund seeks long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

Investment Process

The Fund normally invests at least 80% of the Fund’s net assets (plus the amount, if any, of the Fund’s borrowing for investment purposes) in securities of emerging market companies. The Fund uses a bottom-up, stock-driven approach to country and asset allocation, with the objective of selecting stocks that the subadviser/portfolio manager believes can sustain an above-average growth rate and trade at a reasonable price.

Performance

The year 2007 was the fifth consecutive year of strong returns from the emerging markets. The Morgan Stanley Capital International Emerging Markets Free Index2 returned 39.78%, while the RS Emerging Markets Fund performed even better, returning 43.72% for the year ended December 31, 2007.

During the fourth quarter of 2007, the Fund returned 5.09%, outperforming the benchmark’s return of 3.66%.

Portfolio Review

2007 has been another very good year for emerging markets, with the MSCI Emerging Markets Free Index returning 39.78%. Within this good absolute performance, Brazil, India and China performed particularly strongly, though Taiwan and Mexico were notable underperformers, Mexico being hurt by its proximity to a slowing U.S. economy.

Over 2007, the Fund’s strong relative performance was largely attributable to stock selection in South Korea. Stock selection in Russia and Malaysia also helped. In South Korea, the Fund’s overweight positions in industrial conglomerate Samsung Corporation (3.18%

of net assets as of 12/31/07) and shipbuilding manufacturer Samsung Heavy Industries (0.38%) were particularly helpful, as was not holding Samsung Electronics, which performed poorly. In Russia, mobile telecommunications firm Vimpel-Communications (1.53% of total net assets as of 12/31/07) and steel manufacturer Evraz Group (1.14%) exhibited strong performance, and in Malaysia, palm oil and rubber manufacturer IOI Corporation (1.16%) also contributed positively to the Fund’s performance.

At the sector level, stock selection in energy and materials was particularly strong. For example in the energy sector, Chinese coal manufacturer China Shenhua Energy (1.52%) performed well, and in the materials sector, Chinese steel manufacturer Angang Steel (1.74%) also contributed positively to the Fund’s performance. Stock selection in diversified financials had a small negative impact on performance, although the sector as a whole was fairly strong in emerging markets, in marked contrast to the performance of this sector in developed markets.

During the fourth quarter of 2007, the Europe, Middle East, and Africa regions were the standout performers with both Latin America and Asia lagging behind, a reversal of the trend during the first three quarters of the year.

In the fourth quarter of 2007, stock selection was strongest in South Korea. Overweight positions in non-life insurers Hyundai Marine & Fire (1.20%) and Samsung Fire & Marine (1.80%) helped relative performance, with both companies displaying rising share prices due to takeover speculation within the country’s financial sector. Stock selection in Brazil was also strong, with the Fund benefiting from its overweight position in Brazilian oil company, Petroleo Brasilero (5.41%), which announced the addition of huge potential oil reserves in the Tupi field. Stock selection was also strong in Malaysia, where diversified conglomerate Sime Darby (1.34%) contributed positively to the Fund’s performance.

Some of this good stock selection was offset by stock selection in Indonesia, where the Fund missed out by not holding Bumi Resources (0.00%), a coal company, and South Africa, where Naspers (0.77%), the diversified media group, underperformed.

At the sector level, stock selection in materials and energy contributed to positive returns. In the materials sector, Indian petrochemicals manufacturer Reliance

14	Call 1.800.766.FUND

Industries (3.30%) performed well. In the energy sector, Dragon Oil (1.39%), an oil development and production company with assets in the Turkmenistan portion of the Caspian Sea, contributed positively to relative performance. Stock selection in consumer discretionary was less beneficial to the Fund’s performance, particularly Cheil Industries (1.90%), a South Korean company which manufactures wool fabrics. Several of the Fund’s technology holdings also detracted from relative performance; for example Taiwanese technology stocks such as Hon Hai Precision (2.30%) and Greatek Electronics (0.66%) were weak as concerns persisted that a slowdown in developed economies could hit technology spending.

Outlook

The fourth quarter of 2007 has been mixed after what has been another terrific year for emerging markets. Overall, the emerging economies continue to show robust growth with China once again at the fore. We expect that 2008 will leave us asking some old questions: Can the bull-run continue? What will be the impact of a slowdown in the Western consumer? Can China’s phenomenal pace of growth continue? We also anticipate some new questions: Who needs funding? Who holds subprime debt? Should we expect a step change revaluation of the Chinese currency, the renminbi? We are closely monitoring the impact of a slowdown in the West on the different regions. As one might expect, corporate profits have already come under pressure in places like Mexico where slowing consumer demand has quickly percolated south of the border. Nevertheless, we expect strong growth in most of Asia as well as Russia, the Middle East and Brazil to continue, irrespective of the fate of the West. As a whole, the emerging markets have so far proven to be impressively resilient in the face of the credit crunch and liquidity squeeze.

Similarly to elsewhere, inflation is a growing issue, with money supply still in abundance and wage pressures being keenly felt from Beijing to Qatar. Looking forward to 2008, we would not be surprised to see several changes to currency exchange rates given that, in many instances, we believe this is likely to be the most effective tool in dealing with inflationary pressures.

Given the uncertainty regarding the liquidity crunch and the U.S. economy, we believe that volatility will increase in the year ahead. We expect that the dispersion between winners and losers is likely to increase. We believe certain emerging market countries are likely to fare less well than others (for example, Taiwanese exporters may be vulnerable to weakening sales), though we believe there remains value in this market.

So, while we anticipate that there will be difficulties in the year ahead, we expect overall for the emerging markets to continue to increase their contribution to global growth.

Thank you for your continued support.

Sincerely,

Edward H. Hocknell

Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

www.RSinvestments.com	15

RS Emerging Markets Fund (continued)

Total Net Assets: $479,526,085	Data as of December 31, 2007

Geographical Location vs. Index[1]

Top Ten Holdings[1]

Company	Country	Percentage of Total Net Assets
Petroleo Brasileiro S.A.	Brazil	5.41%
OAO Gazprom	Russia	3.47%
Reliance Industries Ltd.	India	3.30%
Samsung Corp.	South Korea	3.18%
Hon Hai Precision Industry Co. Ltd.	Taiwan	2.30%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2.12%
OAO Rosneft Oil Co.	Russia	1.92%
Cheil Industries, Inc.	South Korea	1.90%
Ternium S.A.	Argentina	1.81%
Samsung Fire & Marine Insurance Co. Ltd.	South Korea	1.80%
Total		27.21%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2	The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is generally considered to be representative of the stock market activity of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

16	Call 1.800.766.FUND

Performance Update Average Annual Total Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	05/01/97
without sales charge		43.72%	39.75%	38.93%	16.53%	14.51%
with maximum sales charge		36.88%	37.50%	37.59%	15.96%	13.99%
Class B Shares	05/06/97
without sales charge		42.70%	38.56%	37.57%	14.87%	12.80%
with sales charge		39.70%	38.21%	37.52%	14.87%	12.80%
Class C Shares	08/07/00
without sales charge		42.64%	38.63%	37.66%	—	19.62%
with sales charge		41.64%	38.63%	37.66%	—	19.62%
Class K Shares	05/15/01
without sales charge		43.06%	39.23%	38.43%	—	26.77%
MSCI EMF Index[2]		39.78%	35.60%	37.46%	14.53%	11.38%
					Since Class A share inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and Class B shares of RS Emerging Markets Fund and the MSCI EMF Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the commencement of offering of Class C shares (08/07/00) and Class K shares (05/15/01) would have the following values as of December 31, 2007: $37,673 (Class C) and $48,239 (Class K). While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.68%, Class B 2.53%, Class C 2.47% and Class K 1.98%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 1-800-766-FUND and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	17

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/01/07-12/31/07	Expense Ratio During Period* 07/01/07-12/31/07
Based on Actual Return
RS International Growth Fund	Class A	$1,000.00	$1,036.90	$7.61	1.48%
	Class B	$1,000.00	$1,033.30	$11.55	2.25%
	Class C	$1,000.00	$1,033.20	$11.29	2.20%
	Class K	$1,000.00	$1,034.50	$10.06	1.96%
RS Emerging Markets Fund	Class A	$1,000.00	$1,218.10	$8.85	1.58%
	Class B	$1,000.00	$1,213.80	$12.96	2.32%
	Class C	$1,000.00	$1,213.30	$13.00	2.33%
	Class K	$1,000.00	$1,215.40	$11.28	2.02%
Based on Hypothetical Return (5% return before expenses)
RS International Growth Fund	Class A	$1,000.00	$1,017.73	$7.54	1.48%
	Class B	$1,000.00	$1,013.85	$11.44	2.25%
	Class C	$1,000.00	$1,014.10	$11.18	2.20%
	Class K	$1,000.00	$1,015.32	$9.96	1.96%
RS Emerging Markets Fund	Class A	$1,000.00	$1,017.23	$8.05	1.58%
	Class B	$1,000.00	$1,013.50	$11.79	2.32%
	Class C	$1,000.00	$1,013.46	$11.83	2.33%
	Class K	$1,000.00	$1,015.02	$10.26	2.02%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18	Call 1.800.766.FUND

Financial Information

Year Ended December 31, 2007

Schedule of Investments – RS International Growth Fund

December 31, 2007	Shares	Value

Common Stocks – 97.0%
Australia – 5.9%
Beverages – 0.4%
Fosters Group Ltd.	63,800	$366,929
Commercial Banks – 1.3%
Australia & NZ Banking Group Ltd.	24,304	586,000
Westpac Banking Corp.	19,400	475,594
		1,061,594
Commercial Services & Supplies – 0.4%
Brambles Ltd.	30,600	309,792
Construction Materials – 0.2%
James Hardie Industries N.V.	24,000	135,922
Food & Staples Retailing – 0.9%
Woolworths Ltd.	23,606	704,519
Insurance – 0.3%
AMP Ltd.	29,000	253,361
Metals & Mining – 1.6%
BHP Billiton Ltd.	36,806	1,297,225
Oil, Gas & Consumable Fuels – 0.4%
Woodside Petroleum Ltd.	8,400	371,658
Real Estate Investment Trusts – 0.4%
Westfield Group	17,000	313,464

		4,814,464
Belgium – 2.0%
Diversified Financial Services – 2.0%
Groupe Bruxelles Lambert S.A.	12,603	1,619,112

		1,619,112
Denmark – 2.4%
Chemicals – 1.7%
Novozymes AS, Class B	11,980	1,367,116
Marine – 0.7%
A.P. Moeller-Maersk AS, Class B	57	607,994

		1,975,110
Finland – 2.6%
Construction & Engineering – 2.6%
Kone Oyj, Class B	30,900	2,165,351

		2,165,351
France – 10.4%
Diversified Financial Services – 1.5%
Eurazeo	9,992	1,281,923
Food & Staples Retailing – 1.6%
Carrefour S.A.	16,498	1,285,403
Health Care Equipment & Supplies – 2.8%
Essilor International S.A.	35,580	2,270,662
Multi-Utilities – 1.5%
Electricite de France	10,300	1,227,017
Office Electronics – 0.7%
Neopost S.A.	5,569	573,940
Personal Products – 2.3%
L’Oreal S.A.	13,091	1,875,308

		8,514,253
Germany – 7.2%
Air Freight & Logistics – 1.0%
Deutsche Post AG	23,601	811,232
Diversified Financial Services – 2.0%
Deutsche Boerse AG	8,142	1,615,970

December 31, 2007	Shares	Value

Germany – (continued)
Health Care Providers & Services – 2.9%
Celesio AG	38,427	$2,387,744
Software – 1.3%
SAP AG	21,049	1,093,425

		5,908,371
Hong Kong – 2.2%
Commercial Banks – 0.3%
BOC Hong Kong Holdings Ltd.	74,500	208,765
Distributors – 0.2%
Li & Fung Ltd.	48,400	195,216
Diversified Financial Services – 0.5%
Hong Kong Exchanges & Clearing Ltd.	13,000	368,123
Media – 0.1%
Television Broadcasts Ltd.	20,000	118,886
Real Estate Management & Development – 1.1%
Cheung Kong Holdings Ltd.	26,000	481,160
Hang Lung Properties Ltd.	98,000	454,972
		936,132

		1,827,122
Italy – 1.6%
Commercial Banks – 1.6%
UniCredito Italiano SpA	152,590	1,267,175

		1,267,175
Japan – 16.3%
Automobiles – 1.3%
Nissan Motor Co. Ltd.	94,100	1,036,056
Beverages – 0.8%
Asahi Breweries Ltd.	41,300	699,455
Building Products – 0.7%
Asahi Glass Co.	45,000	603,813
Commercial Banks – 0.8%
Mitsubishi UFJ Financial Group, Inc.	70,400	659,793
Construction & Engineering – 0.5%
Chiyoda Corp.	34,000	387,432
Electrical Equipment – 0.8%
Mitsubishi Electric Corp.	60,000	627,311
Electronic Equipment & Instruments – 1.4%
Hirose Electric Co. Ltd.	5,500	636,083
Keyence Corp.	2,200	542,935
		1,179,018
Insurance – 0.8%
Mitsui Sumitomo Insurance Co.	70,000	681,735
Internet Software & Services – 0.5%
Rakuten, Inc.	783	385,490
Machinery – 0.5%
SMC Corp.	3,500	417,312
Marine – 0.5%
Mitsui O.S.K. Lines Ltd.	31,000	395,703
Office Electronics – 1.6%
Canon, Inc.	28,900	1,345,209
Paper & Forest Products – 0.5%
Nippon Paper Group, Inc.	140	421,071
Real Estate Management & Development – 0.4%
Sumitomo Realty & Development Co. Ltd.	12,000	297,006
Road & Rail – 0.4%
Tokyu Corp.	49,000	322,383

The accompanying notes are an integral part of these financial statements.

20	Call 1.800.766.FUND

December 31, 2007	Shares	Value

Japan – (continued)
Specialty Retail – 0.8%
Yamada Denki Co. Ltd.	6,020	$688,139
Tobacco – 1.0%
Japan Tobacco, Inc.	131	783,315
Trading Companies & Distributors – 2.2%
Hitachi High-Technologies Corp.	16,400	358,931
Mitsui & Co. Ltd.	67,000	1,418,386
		1,777,317
Wireless Telecommunication Services – 0.8%
KDDI Corp.	84	625,592

		13,333,150
Netherlands – 0.9%
Metals & Mining – 0.9%
ArcelorMittal	9,150	709,289

		709,289
Norway – 4.4%
Energy Equipment & Services – 1.5%
Aker Kvaerner ASA	47,042	1,251,889
Oil, Gas & Consumable Fuels – 2.9%
Seadrill Ltd.(1)	97,537	2,380,112

		3,632,001
Russia – 1.5%
Oil, Gas & Consumable Fuels – 0.6%
OAO Gazprom, ADR(2)	8,400	476,280
Wireless Telecommunication Services – 0.9%
Mobile TeleSystems, ADR(2)	7,100	722,709

		1,198,989
Singapore – 0.5%
Industrial Conglomerates – 0.5%
Keppel Corp. Ltd.	48,000	433,499

		433,499
Spain – 1.0%
Diversified Financial Services – 1.0%
Corp. Financiera Alba S.A.	12,300	832,443

		832,443
Sweden – 7.6%
Commercial Banks – 1.6%
Svenska Handelsbanken AB, Class A	39,376	1,261,114
Diversified Financial Services – 0.6%
Investor AB, Class B	21,924	498,643
Health Care Equipment & Supplies – 1.7%
Getinge AB, Class B	51,430	1,380,601
Machinery – 3.7%
Atlas Copco AB, Class B	164,900	2,251,582
Sandvik AB	45,997	791,739
		3,043,321

		6,183,679
Switzerland – 8.9%
Building Products – 1.0%
Geberit AG	6,100	837,831
Capital Markets – 0.5%
Partners Group	3,030	406,801
Commercial Banks – 0.9%
UBS AG	16,708	773,307

December 31, 2007	Shares	Value

Switzerland – (continued)
Computers & Peripherals – 0.9%
Logitech International S.A.(1)	19,727	$723,460
Food Products – 1.8%
Nestle S.A.	3,150	1,446,805
Health Care Equipment & Supplies – 0.9%
Straumann Holding AG	2,600	717,087
Machinery – 1.1%
Schindler Holding AG	13,280	856,282
Pharmaceuticals – 0.7%
Basilea Pharmaceutica(1)	2,880	560,915
Textiles, Apparel & Luxury Goods – 1.1%
Compagnie Financiere Richemont AG, Class A	13,600	933,374

		7,255,862
Taiwan – 1.2%
Computers & Peripherals – 0.7%
Hon Hai Precision Industry Co. Ltd., GDR(3)	47,500	589,000
Semiconductors & Semiconductor Equipment – 0.5%
Taiwan Semiconductor Mfg. Co. Ltd., ADR(2)	38,837	386,817

		975,817
United Kingdom – 20.4%
Commercial Banks – 3.3%
Royal Bank of Scotland PLC	169,492	1,498,015
Standard Chartered PLC	34,000	1,248,027
		2,746,042
Commercial Services & Supplies – 1.3%
Capita Group PLC	42,580	591,623
Hays PLC	212,000	487,419
		1,079,042
Construction & Engineering – 0.7%
Amec PLC	34,984	583,924
Containers & Packaging – 0.9%
Rexam PLC	84,000	699,776
Health Care Equipment & Supplies – 0.5%
Smith & Nephew PLC	34,000	392,546
Machinery – 0.5%
The Weir Group PLC	27,600	444,744
Media – 1.0%
Reed Elsevier PLC	60,000	811,568
Oil, Gas & Consumable Fuels – 6.6%
BG Group PLC	68,000	1,556,649
Cairn Energy PLC(1)	17,056	1,043,675
John Wood Group PLC	126,097	1,086,868
Royal Dutch Shell PLC, Class A	40,500	1,701,874
		5,389,066
Pharmaceuticals – 1.9%
GlaxoSmithKline PLC	62,002	1,578,557
Tobacco – 0.9%
Imperial Tobacco Group PLC	14,000	755,791
Trading Companies & Distributors – 0.6%
Wolseley PLC	35,000	516,959

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	21

Schedule of Investments – RS International Growth Fund (continued)

December 31, 2007	Shares	Value

United Kingdom – (continued)
Wireless Telecommunication Services – 2.2%
Vodafone Group PLC	477,600	$1,785,435

		16,738,450

Total Common Stocks (Cost $54,526,164)		79,429,137

	Shares	Value
Preferred Stocks – 2.7%
Brazil – 2.7%
Commercial Banks – 0.8%
Banco Itau Holdings Financeira S.A., ADR(2)	26,200	677,532
Oil, Gas & Consumable Fuels – 1.9%
Petroleo Brasileiro S.A., ADR(2)	16,000	1,539,520

		2,217,052

Total Preferred Stocks (Cost $529,456)		2,217,052

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(4)	3	109
RS Emerging Growth Fund, Class Y(4)	11	454
RS Emerging Markets Fund, Class A(4)	4	108
RS Equity Dividend Fund, Class Y(4)	1	9
RS Global Natural Resources Fund, Class Y(4)	37	1,383
RS Growth Fund, Class Y(4)	26	379
RS Investment Quality Bond Fund, Class A(4)	1	9
RS Investors Fund, Class Y(4)	68	657
RS MidCap Opportunities Fund, Class Y(4)	21	299
RS Partners Fund, Class Y(4)	13	392
RS S&P 500 Index Fund, Class A(4)	1	9
RS Smaller Company Growth Fund, Class Y(4)	12	249
RS Value Fund, Class Y(4)	9	243

Total Other Investments (Cost $4,463)		4,300

December 31, 2007	Principal Amount	Value
Repurchase Agreements – 0.3%
State Street Bank and Trust Co. Repurchase Agreement, 1.15% dated 12/31/2007, maturity value of $284,018, due 1/2/2008, collateralized by U.S. Treasury Bond, 3.625%, due 12/31/2012, with a value of $291,813	$284,000	$284,000

Total Repurchase Agreements (Cost $284,000)		284,000

Total Investments – 100.0% (Cost $55,344,083)		81,934,489

Other Liabilities, Net – 0.0%		(17,772)

Total Net Assets – 100.0%		$81,916,717

(1)	Non income-producing security.
(2)	ADR – American Depositary Receipt.
(3)	GDR – Global Depositary Receipt.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

22	Call 1.800.766.FUND

Schedule of Investments – RS Emerging Markets Fund

December 31, 2007	Shares	Value

Common Stocks – 88.3%
Argentina – 1.8%
Metals & Mining – 1.8%
Ternium S.A.	216,700	$8,691,837

		8,691,837
Bolivia – 0.5%
Metals & Mining – 0.5%
Apex Silver Mines Ltd.(1)	156,326	2,382,408

		2,382,408
Brazil – 3.2%
Commercial Banks – 0.6%
Unibanco - Uniao de Bancos Brasileiros S.A., GDR(2)	21,400	2,988,296
Food Products – 0.4%
JBS S.A.(1)	630,286	2,124,559
Metals & Mining – 1.6%
Companhia Vale do Rio Doce, ADR(3)	228,000	7,448,760
Textiles, Apparel & Luxury Goods – 0.6%
Lojas Renner S.A.	143,200	2,896,180

		15,457,795
Egypt – 0.3%
Construction Materials – 0.3%
Orascom Construction Industries, GDR(2)	7,990	1,677,900

		1,677,900
Hong Kong – 2.6%
Commercial Banks – 1.4%
Standard Chartered PLC	182,700	6,706,309
Diversified Telecommunication Services – 1.2%
Hutchison Telecommunications International Ltd.	3,969,000	5,965,666

		12,671,975
India – 3.8%
Commercial Banks – 0.5%
ICICI Bank Ltd., ADR(3)	38,700	2,380,050
Oil, Gas & Consumable Fuels – 3.3%
Reliance Industries Ltd., GDR(2)(4)	107,100	15,824,025

		18,204,075
Indonesia – 3.6%
Commercial Banks – 1.9%
PT Bank Mandiri	11,947,500	4,452,089
PT Bank Rakyat Indonesia	5,853,500	4,611,754
		9,063,843
Diversified Telecommunication Services – 1.7%
PT Indosat Tbk	5,265,500	4,849,249
PT Telekomunikasi Indonesia	2,951,000	3,188,997
		8,038,246

		17,102,089
Malaysia – 2.5%
Food Products – 1.2%
IOI Corp. Berhad	2,365,485	5,543,547
Industrial Conglomerates – 1.3%
Sime Darby Berhad	1,790,068	6,441,430

		11,984,977
Mexico – 3.7%
Commercial Banks – 0.8%
Grupo Financiero Banorte S.A.B. de C.V.	873,800	3,610,711

December 31, 2007	Shares	Value

Mexico – (continued)
Food & Staples Retailing – 0.9%
Wal-Mart de Mexico SAB de C.V.	1,195,622	$4,168,239
Wireless Telecommunication Services – 2.0%
America Movil SAB de C.V.	1,002,350	3,076,581
America Movil SAB de C.V., ADR, Series L(3)	110,000	6,752,900
		9,829,481

		17,608,431
People’s Republic of China – 15.3%
Construction Materials – 1.0%
China National Building Material Co. Ltd.	1,248,000	4,873,625
Electric Utilities – 0.7%
China Power International Development Ltd.	7,203,000	3,353,283
Electronic Equipment & Instruments – 0.9%
Kingboard Chemical Holdings Ltd.	741,500	4,355,388
Energy Equipment & Services – 1.5%
China Shenhua Energy Co. Ltd.	1,223,000	7,301,235
Insurance – 0.4%
China Insurance International Holdings Co. Ltd.(1)	756,000	2,099,084
Internet Software & Services – 0.5%
SINA Corp.(1)	51,000	2,259,810
Leisure Equipment & Products – 0.7%
Li Ning Co. Ltd.	962,000	3,590,197
Metals & Mining – 1.7%
Angang Steel Co. Ltd.	3,049,240	8,349,100
Oil, Gas & Consumable Fuels – 2.0%
CNOOC Ltd.	2,979,000	5,073,630
PetroChina Co. Ltd.	2,492,000	4,442,352
		9,515,982
Real Estate Management & Development – 1.0%
China Overseas Land & Investment Ltd.	2,284,000	4,727,699
Specialty Retail – 1.2%
GOME Electrical Appliances Holdings Ltd.	2,314,000	5,875,959
Textiles, Apparel & Luxury Goods – 0.5%
C C Land Holdings Ltd.	1,349,000	1,965,353
Transportation Infrastructure – 0.5%
Jiangsu Expressway Co. Ltd.	1,976,000	2,154,051
Wireless Telecommunication Services – 2.7%
China Mobile Ltd.	362,500	6,410,951
China Unicom Ltd.	2,788,000	6,385,934
		12,796,885

		73,217,651
Poland – 0.8%
Diversified Financial Services – 0.8%
International Personal Finance	984,400	3,752,533

		3,752,533
Russia – 13.4%
Commercial Banks – 0.1%
Sberbank, GDR(2)	1,300	705,147
Food & Staples Retailing – 0.5%
X5 Retail Group N.V., GDR(1)(2)	68,100	2,485,650

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	23

Schedule of Investments – RS Emerging Markets Fund (continued)

December 31, 2007	Shares	Value

Russia – (continued)
Metals & Mining – 3.7%
Cherepovets MK Severstal, GDR(2)	318,200	$7,382,240
Evraz Group SA, GDR(2)	70,700	5,479,250
MMC Norilsk Nickel	17,600	4,765,200
		17,626,690
Oil, Gas & Consumable Fuels – 7.0%
Imperial Energy Corp. PLC(1)	248,300	7,661,124
OAO Gazprom, ADR(3)	293,350	16,632,945
OAO Rosneft Oil Co., GDR(2)(4)(5)	953,300	9,199,345
		33,493,414
Pharmaceuticals – 0.6%
Pharmstandard, GDR(2)(4)(5)	100,000	2,745,000
Wireless Telecommunication Services – 1.5%
Vimpel-Communications, ADR(3)	176,200	7,329,920

		64,385,821
South Africa – 3.7%
Commercial Banks – 1.4%
ABSA Group Ltd.	180,600	2,933,213
FirstRand Ltd.	1,326,127	3,832,260
		6,765,473
Food & Staples Retailing – 0.4%
Massmart Holdings Ltd.	177,911	1,874,295
Media – 0.8%
Naspers Ltd.	155,900	3,695,421
Metals & Mining – 1.1%
Impala Platinum Holdings Ltd.	66,400	2,305,033
International Ferro Metals Ltd.(1)	1,174,176	2,804,778
		5,109,811

		17,445,000
South Korea – 17.0%
Commercial Banks – 1.6%
Daegu Bank	261,500	4,344,132
Industrial Bank of Korea	185,330	3,484,652
		7,828,784
Construction & Engineering – 1.2%
Hyundai Development Co.	58,870	5,754,612
Diversified Financial Services – 1.1%
Hana Financial Group, Inc.	98,700	5,314,331
Food & Staples Retailing – 2.2%
ORION Corp.	13,200	3,525,453
Shinsegae Co. Ltd.	9,200	7,135,516
		10,660,969
Insurance – 3.0%
Hyundai Marine & Fire Insurance Co. Ltd.	211,300	5,756,263
Samsung Fire & Marine Insurance Co. Ltd.	32,000	8,649,111
		14,405,374
Internet Software & Services – 0.6%
NHN Corp.(1)	10,900	2,632,861
Marine – 1.2%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	70,900	3,908,381
Samsung Heavy Industries Co. Ltd.	42,900	1,842,402
		5,750,783
Pharmaceuticals – 1.0%
Yuhan Corp.	22,668	4,915,981

December 31, 2007	Shares	Value

South Korea – (continued)
Textiles, Apparel & Luxury Goods – 1.9%
Cheil Industries, Inc.	162,700	$9,090,551
Trading Companies & Distributors – 3.2%
Samsung Corp.	198,160	15,242,263

		81,596,509
Taiwan – 9.7%
Chemicals – 0.7%
Taiwan Fertilizer Co. Ltd.	1,444,000	3,543,831
Commercial Banks – 0.1%
Far Eastern International Bank(1)	1,502,000	483,926
Computers & Peripherals – 0.5%
High Tech Computer Corp.	121,000	2,234,627
Electronic Equipment & Instruments – 2.3%
Hon Hai Precision Industry Co. Ltd.	1,773,396	11,044,597
Insurance – 0.6%
China Life Insurance Co. Ltd.(1)	5,441,000	3,036,338
Marine – 1.5%
Evergreen Marine Corp.	3,803,000	3,470,650
Yang Ming Marine Transport	4,547,426	3,519,105
		6,989,755
Multiline Retail – 1.2%
Far Eastern Department Stores Ltd.	4,691,294	5,677,081
Semiconductors & Semiconductor Equipment – 2.8%
Greatek Electronics, Inc.	2,587,760	3,167,432
Taiwan Semiconductor Manufacturing Co. Ltd.	5,309,423	10,149,200
		13,316,632

		46,326,787
Thailand – 0.5%
Commercial Banks – 0.5%
Bangkok Bank Public Co. Ltd.	720,700	2,524,643

		2,524,643
Turkey – 1.8%
Commercial Banks – 1.8%
Turkiye Garanti Bankasi A.S.	659,474	5,906,997
Turkiye Is Bankasi	418,000	2,620,857
		8,527,854

		8,527,854
Vietnam – 0.4%
Diversified Financial Services – 0.4%
Vietnam Resource Investments Holdings Ltd.(1)(5)	178,000	1,815,600

		1,815,600
Other African Countries – 2.3%
Metals & Mining – 2.3%
Gem Diamonds Ltd.(1)	185,900	3,589,510
Kenmare Resources PLC(1)	3,633,970	3,870,073
Nikanor PLC(1)	279,000	3,476,663
		10,936,246

		10,936,246
Other Emerging Market Countries – 1.4%
Oil, Gas & Consumable Fuels – 1.4%
Dragon Oil PLC(1)	966,100	6,658,800

		6,658,800

Total Common Stocks (Cost $295,561,406)		422,968,931

The accompanying notes are an integral part of these financial statements.

24	Call 1.800.766.FUND

December 31, 2007	Shares	Value

Preferred Stocks – 8.8%
Brazil – 8.1%
Commercial Banks – 2.7%
Banco Bradesco S.A.	163,300	$5,224,682
Itausa-Investimentos Itau S.A.	1,162,406	7,673,186

		12,897,868
Food & Staples Retailing – 0.0%
Comp. Lorenz S.A.(5)(6)	4,700,000	—
Oil, Gas & Consumable Fuels – 5.4%
Petroleo Brasileiro S.A., ADR(3)	225,000	25,929,000

		38,826,868
Colombia – 0.7%
Commercial Banks – 0.7%
BanColombia S.A.	102,900	3,500,658

		3,500,658

Total Preferred Stocks (Cost $20,098,077)		42,327,526

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(7)	10	418
RS Emerging Growth Fund, Class Y(7)	44	1,812
RS Equity Dividend Fund, Class Y(7)	6	52
RS Global Natural Resources Fund, Class Y(7)	143	5,426
RS Growth Fund, Class Y(7)	97	1,403
RS Investment Quality Bond Fund, Class A(7)	5	52
RS Investors Fund, Class Y(7)	255	2,446
RS MidCap Opportunities Fund, Class Y(7)	76	1,081
RS Partners Fund, Class Y(7)	54	1,667
RS S&P 500 Index Fund, Class A(7)	5	52
RS Smaller Company Growth Fund, Class Y(7)	48	989
RS Value Fund, Class Y(7)	38	986

Total Other Investments (Cost $17,017)		16,384

December 31, 2007	Principal Amount	Value

Repurchase Agreements – 2.7%
State Street Bank and Trust Co. Repurchase Agreement, 1.15% dated 12/31/2007, maturity value of $13,089,836 due 1/2/2008, collateralized by U.S. Treasury Bond, 3.375%, due 11/15/2008, with a value of $13,351,425	$13,089,000	$13,089,000

Total Repurchase Agreements (Cost $13,089,000)		13,089,000

Total Investments – 99.8% (Cost $328,765,500)		478,401,841

Other Assets, Net – 0.2%		1,124,244

Total Net Assets – 100.0%		$479,526,085

(1)	Non income-producing security.
(2)	GDR – Global Depositary Receipt.
(3)	ADR – American Depositary Receipt.
(4)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2007, the aggregate market value of these securities amounted to $27,768,370, representing 5.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(5)	Fair valued security. See 1a in Notes to Financial Statements.
(6)	Security deemed illiquid by the investment adviser.
(7)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 3b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	25

Financial Information

Statement of Assets and Liabilities As of December 31, 2007

	RS International Growth	RS Emerging Markets
Assets
Investments, at value	$81,934,489	$478,401,841
Cash and cash equivalents	692	525
Foreign currency, at value	2,456	378,316
Dividends/Interest receivable	146,444	426,879
Receivable for fund shares subscribed	41,508	2,726,682
Prepaid expenses	629	2,120
Total Assets	82,126,218	481,936,363
Liabilities
Payable for investments purchased	805	912,975
Payable for fund shares redeemed	42,163	631,298
Payable to adviser	55,338	395,769
Payable to distributor	33,024	161,010
Accrued foreign capital gains tax	—	35,045
Deferred trustees’ compensation	4,300	18,482
Accrued expenses/other liabilities	73,871	255,699
Total Liabilities	209,501	2,410,278
Total Net Assets	$81,916,717	$479,526,085
Net Assets Consist of:
Paid-in capital	$73,969,706	$327,252,663
Distributions in excess of net investment income	(1,765,918)	(872,032)
Accumulated net realized gain/(loss) from investments and foreign capital gains tax	(16,881,584)	3,542,659
Net unrealized appreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	26,594,513	149,602,795
Total Net Assets	$81,916,717	$479,526,085
Investments, at Cost	$55,344,083	$328,765,500
Foreign Currency, at Cost	$2,448	$376,816
Pricing of Shares
Net Assets:
Class A	$48,628,860	$356,731,870
Class B	5,337,847	24,095,473
Class C	10,317,438	50,030,544
Class K	17,632,572	48,668,198
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	2,348,802	12,886,957
Class B	289,369	1,017,232
Class C	554,626	2,100,208
Class K	868,035	1,816,463
Net Asset Value Per Share:
Class A	$20.70	$27.68
Class B	18.45	23.69
Class C	18.60	23.82
Class K	20.31	26.79
Sales Charge Class A (Load)	4.75%	4.75%
Maximum Offering Price Per Class A Share	$21.74	$29.06

The accompanying notes are an integral part of these financial statements.

26	Call 1.800.766.FUND

Statement of Operations For the Year Ended December 31, 2007

	RS International Growth	RS Emerging Markets
Investment Income
Interest	$8,815	$153,437
Dividends	1,870,124	8,265,111
Withholding taxes on foreign dividends	(143,750)	(637,785)
Total Investment Income	1,735,189	7,780,763
Expenses
Investment advisory fees	644,175	3,324,011
Distribution fees	381,165	1,411,656
Custodian fees	139,903	477,710
Transfer agent fees	106,389	302,245
Registration fees	55,280	70,106
Shareholder reports	35,728	143,707
Professional fees	27,160	71,608
Administrative service fees	6,341	28,220
Trustees’ fees and expenses	4,833	17,751
Insurance expense	2,951	9,011
Other expense	4,733	9,766
Total Expenses	1,408,658	5,865,791
Less: Fee waiver by distributor	(117)	—
Less: Custody credits	(13)	(2,665)
Total Expenses, Net	1,408,528	5,863,126
Net Investment Income	326,661	1,917,637
Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain from investments	11,061,949	53,065,681
Net realized gain/(loss) from foreign currency transactions	(15,020)	20,325
Realized foreign capital gains tax	—	(140,533)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	2,394	(58,731)
Net change in unrealized appreciation/(depreciation) on investments	(913,296)	64,237,882
Net change in accrued foreign capital gains tax	—	133,622
Net Gain on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	10,136,027	117,258,246
Net Increase in Net Assets Resulting from Operations	$10,462,688	$119,175,883

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	27

Financial Information (continued)

Statement of Changes in Net Assets

	RS International Growth		RS Emerging Markets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Operations
Net investment income	$326,661	$83,868	$1,917,637	$142,663
Net realized gain from investments, foreign currency transactions and foreign capital gains tax	11,046,929	6,970,603	52,945,473	39,824,627
Net change in unrealized appreciation/(depreciation) on investments, translation of assets and liabilities in foreign currencies and foreign capital gains tax	(910,902)	7,115,486	64,312,773	23,057,593
Net Increase in Net Assets Resulting from Operations	10,462,688	14,169,957	119,175,883	63,024,883
Distributions to Shareholders
Net investment income
Class A	(1,158,619)	(262,430)	(3,852,145)	(179,030)
Class B	(102,982)	—	(145,757)	—
Class C	(209,885)	—	(345,995)	—
Class K	(361,135)	(65,526)	(353,350)	(27,202)
Net realized gain on investments
Class A	—	—	(38,364,749)	(26,317,126)
Class B	—	—	(3,016,922)	(2,956,020)
Class C	—	—	(6,110,904)	(4,607,927)
Class K	—	—	(5,460,070)	(5,019,134)
Total Distributions	(1,832,621)	(327,956)	(57,649,892)	(39,106,439)
Capital Share Transactions
Proceeds from sales of shares	9,373,965	15,137,594	198,666,133	65,456,039
Reinvestment of distributions	1,799,041	321,991	55,014,013	37,845,725
Cost of shares redeemed	(15,417,356)	(15,548,049)	(87,768,136)	(50,278,195)
Redemption fees	386	8,741	6,936	32,990
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(4,243,964)	(79,723)	165,918,946	53,056,559
Net Increase in Net Assets	4,386,103	13,762,278	227,444,937	76,975,003
Net Assets
Beginning of year	77,530,614	63,768,336	252,081,148	175,106,145
End of year	$81,916,717	$77,530,614	$479,526,085	$252,081,148
Distributions in Excess of Net Investment Income Included in Net Assets	$(1,765,918)	$(323,553)	$(872,032)	$—
Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$—	$—	$80,129
Other Information:

Shares
Sold	472,028	909,986	7,334,850	3,004,207
Reinvested	92,253	21,425	2,141,953	1,849,230
Redeemed	(778,478)	(934,402)	(3,436,929)	(2,353,220)
Net Increase/(Decrease)	(214,197)	(2,991)	6,039,874	2,500,217

The accompanying notes are an integral part of these financial statements.

28	Call 1.800.766.FUND

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Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS International Growth Fund (Class A)
Year Ended 12/31/07	$18.59	$0.18	$2.44	$2.62	$(0.51)	$—	$(0.51)
Year Ended 12/31/06	15.28	0.06	3.35	3.41	(0.10)	—	(0.10)
Year Ended 12/31/05	13.26	0.07	2.00	2.07	(0.05)	—	(0.05)
Year Ended 12/31/04	11.43	0.03	1.83	1.86	(0.03)	—	(0.03)
Year Ended 12/31/03	8.90	0.18	2.33	2.51	(0.01)	—	(0.01)
RS International Growth Fund (Class B)
Year Ended 12/31/07	$16.61	$(0.32)	$2.52	$2.20	$(0.36)	$—	$(0.36)
Year Ended 12/31/06	13.74	(0.50)	3.37	2.87	—	—	—
Year Ended 12/31/05	12.02	(0.46)	2.18	1.72	—	—	—
Year Ended 12/31/04	10.45	(0.29)	1.86	1.57	—	—	—
Year Ended 12/31/03	8.22	(0.16)	2.36	2.20	—	—	—
RS International Growth Fund (Class C)
Year Ended 12/31/07	$16.76	$—	$2.23	$2.23	$(0.39)	$—	$(0.39)
Year Ended 12/31/06	13.82	(0.09)	3.03	2.94	—	—	—
Year Ended 12/31/05	12.06	(0.06)	1.82	1.76	—	—	—
Year Ended 12/31/04	10.47	(0.08)	1.67	1.59	—	—	—
Year Ended 12/31/03	8.24	(0.08)	2.28	2.20	—	—	—
RS International Growth Fund (Class K)
Year Ended 12/31/07	$18.25	$0.05	$2.44	$2.49	$(0.43)	$—	$(0.43)
Year Ended 12/31/06	15.03	0.02	3.29	3.31	(0.09)	—	(0.09)
Year Ended 12/31/05	13.06	0.03	1.98	2.01	(0.04)	—	(0.04)
Year Ended 12/31/04	11.24	0.00 [1]	1.82	1.82	—	—	—
Year Ended 12/31/03	8.76	0.00 [1]	2.45	2.45	—	—	—

See notes to Financial Highlights on page 33.

The accompanying notes are an integral part of these financial statements.

30	Call 1.800.766.FUND

Redemption Fees		Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$20.70	14.17%	$48,629	1.52%[4]	1.52%	0.65%	0.65%	25%
0.00	[1]	18.59	22.44%	48,304	1.73%	1.73%	0.37%	0.37%	25%
0.00	[1]	15.28	15.63%	39,786	1.86%	1.86%	0.48%	0.48%	28%
0.00	[1]	13.26	16.34%	35,106	1.94%	1.94%	0.13%	0.13%	24%
0.03		11.43	28.57%	32,126	1.93%	1.93%	0.50%	0.50%	44%

$—		$18.45	13.35%	$5,338	2.30%	2.30%	(0.13)%	(0.13)%	25%
0.00	[1]	16.61	20.89%	5,478	2.97%	2.97%	(0.86)%	(0.86)%	25%
0.00	[1]	13.74	14.31%	5,518	3.05%	3.05%	(0.64)%	(0.64)%	28%
0.00	[1]	12.02	15.02%	6,307	3.08%	3.08%	(0.98)%	(0.98)%	24%
0.03		10.45	27.13%	6,535	3.19%	3.19%	(1.00)%	(1.00)%	44%

$—		$18.60	13.37%	$10,317	2.24%	2.24%	(0.10)%	(0.10)%	25%
0.00	[1]	16.76	21.27%	9,189	2.65%	2.65%	(0.56)%	(0.56)%	25%
0.00	[1]	13.82	14.59%	7,660	2.81%	2.81%	(0.48)%	(0.48)%	28%
0.00	[1]	12.06	15.19%	6,687	2.95%	2.95%	(0.89)%	(0.89)%	24%
0.03		10.47	27.06%	5,546	3.10%	3.10%	(0.93)%	(0.93)%	44%

$—		$20.31	13.71%	$17,633	1.96%	1.96%	0.17%	0.17%	25%
0.00	[1]	18.25	22.13%	14,560	1.96%	1.97%	0.09%	0.08%	25%
0.00	[1]	15.03	15.42%	10,804	2.06%	2.06%	0.25%	0.25%	28%
0.00	[1]	13.06	16.19%	8,792	2.04%	2.04%	0.00%[5]	0.00%[5]	24%
0.03		11.24	28.31%	6,979	2.13%	2.13%	0.04%	0.04%	44%

See notes to Financial Highlights on page 33.

The accompanying notes are an integral part of these financial statements.

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Financial Information (continued)

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Markets Fund (Class A)
Year Ended 12/31/07	$22.01	$0.15	$9.31	$9.46	$(0.35)	$(3.44)	$(3.79)
Year Ended 12/31/06	19.28	0.04	6.59	6.63	(0.03)	(3.87)	(3.90)
Year Ended 12/31/05	14.67	0.10	5.61	5.71	(0.05)	(1.05)	(1.10)
Year Ended 12/31/04	12.39	0.05	2.85	2.90	(0.03)	(0.59)	(0.62)
Year Ended 12/31/03	8.07	0.05	4.27	4.32	—	—	—
RS Emerging Markets Fund (Class B)
Year Ended 12/31/07	$19.24	$0.09	$7.97	$8.06	$(0.17)	$(3.44)	$(3.61)
Year Ended 12/31/06	17.37	(0.06)	5.80	5.74	—	(3.87)	(3.87)
Year Ended 12/31/05	13.39	(0.04)	5.07	5.03	—	(1.05)	(1.05)
Year Ended 12/31/04	11.44	(0.05)	2.59	2.54	—	(0.59)	(0.59)
Year Ended 12/31/03	7.55	(0.04)	3.93	3.89	—	—	—
RS Emerging Markets Fund (Class C)
Year Ended 12/31/07	$19.36	$0.10	$7.99	$8.09	$(0.19)	$(3.44)	$(3.63)
Year Ended 12/31/06	17.44	(0.05)	5.84	5.79	—	(3.87)	(3.87)
Year Ended 12/31/05	13.43	0.00 [1]	5.06	5.06	—	(1.05)	(1.05)
Year Ended 12/31/04	11.47	(0.06)	2.61	2.55	—	(0.59)	(0.59)
Year Ended 12/31/03	7.56	(0.04)	3.95	3.91	—	—	—
RS Emerging Markets Fund (Class K)
Year Ended 12/31/07	$21.40	$0.12	$8.93	$9.05	$(0.22)	$(3.44)	$(3.66)
Year Ended 12/31/06	18.88	(0.02)	6.43	6.41	(0.02)	(3.87)	(3.89)
Year Ended 12/31/05	14.39	0.07	5.47	5.54	—	(1.05)	(1.05)
Year Ended 12/31/04	12.19	0.01	2.79	2.80	(0.01)	(0.59)	(0.60)
Year Ended 12/31/03	7.97	0.03	4.19	4.22	—	—	—

See notes to Financial Highlights on page 33.

The accompanying notes are an integral part of these financial statements.

32	Call 1.800.766.FUND

Redemption Fees		Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$27.68	43.72%	$356,732	1.59%	1.59%	0.72%	0.72%	49%
0.00	[1]	22.01	35.79%	174,478	1.75%	1.78%	0.26%	0.23%	56%
0.00	[1]	19.28	39.83%	121,194	1.78%	1.78%	0.78%	0.78%	38%
0.00	[1]	14.67	23.53%	61,975	1.88%	1.88%	0.42%	0.42%	71%
—		12.39	53.53%	43,561	2.10%	2.10%	0.57%	0.57%	74%

$—		$23.69	42.70%	$24,095	2.33%	2.33%	0.12%	0.12%	49%
0.00	[1]	19.24	34.52%	17,290	2.62%	2.63%	(0.61)%	(0.62)%	56%
0.00	[1]	17.37	38.56%	13,495	2.74%	2.74%	(0.05)%	(0.05)%	38%
0.00	[1]	13.39	22.28%	12,138	2.90%	2.90%	(0.58)%	(0.58)%	71%
—		11.44	51.52%	9,389	3.20%	3.20%	(0.54)%	(0.54)%	74%

$—		$23.82	42.64%	$50,031	2.33%	2.33%	0.08%	0.08%	49%
0.00	[1]	19.36	34.68%	27,960	2.55%	2.57%	(0.56)%	(0.58)%	56%
0.00	[1]	17.44	38.68%	17,895	2.68%	2.68%	(0.06)%	(0.06)%	38%
0.00	[1]	13.43	22.30%	12,291	2.85%	2.85%	(0.55)%	(0.55)%	71%
—		11.47	51.72%	9,540	3.17%	3.17%	(0.51)%	(0.51)%	74%

$—		$26.79	43.06%	$48,668	2.02%	2.02%	0.43%	0.43%	49%
0.00	[1]	21.40	35.39%	32,354	2.06%	2.08%	(0.06)%	(0.08)%	56%
0.00	[1]	18.88	39.44%	22,522	2.12%	2.12%	0.49%	0.49%	38%
0.00	[1]	14.39	23.16%	15,202	2.19%	2.19%	0.12%	0.12%	71%
—		12.19	52.95%	11,803	2.38%	2.38%	0.29%	0.29%	74%

Distributions reflect actual per-share amounts distributed for the period.

1	Rounds to $0.00 per share.

2	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

3	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

4	Includes effect of overdraft expenses. In absence of this expense, Net Ratio of Expenses to Average Net Assets would be 1.51%.

5	Rounds to 0.00%.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	33

Notes to Financial Statements

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to two series offered by the Trust: RS International Growth Fund and RS Emerging Markets Fund, (each a “Fund”, collectively the “Funds”). All of the Funds are registered as diversified funds.

The Funds offer Class A, B, C, and K shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. Prior to May 1, 2007, the Funds imposed a 2.00% redemption fee on purchases of shares if redeemed within 60 days of purchase. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights with respect to matters affecting fewer than all classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward currency contracts are valued at the current cost of covering or offsetting such contracts. Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector or sectors.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

34	Call 1.800.766.FUND

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the difference between the value of such a forward contract at the time it was opened and the value at the time it was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions.

f. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

g. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement. Each Fund’s custody credits are shown in the accompanying Statement of Operations.

i. Distributions to Shareholders Distributions from net investment income and net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

k. Temporary Borrowings Effective September 5, 2007, the Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

www.RSinvestments.com	35

Notes to Financial Statements (continued)

Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior to September 5, 2007, the Funds shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

Fund	Amount Outstanding at 12/31/07	Average Borrowing*	Average Interest Rate*
RS International Growth Fund	$—	$143,386	5.31%
RS Emerging Markets Fund	—	—	—
*For	the year ended December 31, 2007.

Note 2 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in shares of beneficial interest for the Funds were as follows:

Transactions in Capital Shares

(See Note 2a)

			RS International Growth Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	341,263	$6,840,395		732,767	$12,273,477
Shares reinvested	56,647	1,130,670		17,007	256,465
Shares redeemed	(648,091)	(12,969,051)		(754,129)	(12,731,694)
Redemption fees	—	238		—	5,551

Net decrease	(250,181)	$(4,997,748)		(4,355)	$(196,201)
Class B
Shares sold	11,248	$201,356		33,490	$498,237
Shares reinvested	5,580	99,276		—	—
Shares redeemed	(57,283)	(1,018,295)		(105,311)	(1,595,196)
Redemption fees	—	27		—	652

Net decrease	(40,455)	$(717,636)		(71,821)	$(1,096,307)
Class C
Shares sold	13,542	$252,052		13,118	$195,650
Shares reinvested	11,592	207,969		—	—
Shares redeemed	(18,885)	(333,850)		(19,070)	(300,900)
Redemption fees	—	46		—	1,011

Net increase/(decrease)	6,249	$126,217		(5,952)	$(104,239)
Class K
Shares sold	105,975	$2,080,162		130,611	$2,161,489
Shares reinvested	18,434	361,126		4,418	65,526
Shares redeemed	(54,219)	(1,096,160)		(55,892)	(920,259)
Redemption fees	—	75		—	1,527

Net increase	70,190	$1,345,203		79,137	$1,308,283

36	Call 1.800.766.FUND

Transactions in Capital Shares (continued)

			RS Emerging Markets Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	6,652,567	$181,918,617		2,533,536	$55,896,321
Shares reinvested	1,504,490	39,853,937		1,204,259	25,387,835
Shares redeemed	(3,196,473)	(82,173,387)		(2,096,191)	(45,112,970)
Redemption fees	—	4,785		—	—

Net increase	4,960,584	$139,603,952		1,641,604	$36,171,186
Class B
Shares sold	64,496	$1,464,496		62,867	$1,254,602
Shares reinvested	136,835	3,102,041		154,694	2,862,753
Shares redeemed	(82,535)	(1,821,993)		(96,114)	(1,848,255)
Redemption fees	—	467		—	—

Net increase	118,796	$2,745,011		121,447	$2,269,100
Class C
Shares sold	474,982	$11,694,662		234,616	$4,633,365
Shares reinvested	273,968	6,246,469		244,204	4,548,813
Shares redeemed	(92,919)	(2,179,289)		(60,907)	(1,222,787)
Redemption fees	—	791		—	—

Net increase	656,031	$15,762,633		417,913	$7,959,391
Class K
Shares sold	142,805	$3,588,358		173,188	$3,671,751
Shares reinvested	226,660	5,811,566		246,073	5,046,324
Shares redeemed	(65,002)	(1,593,467)		(100,008)	(2,094,183)
Redemption fees	—	893		—	—

Net increase	304,463	$7,807,350		319,253	$6,623,892

Note 3 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“GLICOA”), holds a majority interest in RS Investments. RS Investments receives an investment advisory based on the average daily net assets of the Funds, at the following annual rate:

Fund	Investment Advisory Fee Percentage
RS International Growth Fund	0.80%
RS Emerging Markets Fund	1.00%

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by Guardian Insurance & Annuity Company, Inc. (“GIAC”), a wholly owned subsidiary of GLICOA and an affiliate of GIS, and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.76% and 0.95% of the average daily net assets of RS International Growth Fund and RS Emerging Markets Fund, respectively. Payment of the sub-advisory fees does not represent a separate or additional expense to the Funds. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Funds subject to the supervisory and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.40% of RS International Growth Fund’s average daily net assets and 0.50% of RS Emerging Markets Fund’s average daily net assets is payable by GBG to BG Overseas for its services. Payment of

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Notes to Financial Statements (continued)

sub-sub-investment advisory fees does not represent a separate or additional expense to the Funds.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Funds’ total annual fund operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) to the following rates:

	Expense Limitation
Fund	Class A	Class B	Class C	Class K
RS International Growth Fund	1.73%	2.97%	2.65%	1.96%
RS Emerging Markets Fund	1.75%	2.62%	2.55%	2.06%

RS Investments does not intend to recoup any waived expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees The Funds have entered into an agreement with GIS for distribution services with respect to their shares, and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2007, GIS received distribution fees as follows:

Fund	Annual Rate	Distribution Fees
RS International Growth Fund
Class A	0.25%	$122,194
Class B	1.00%	54,183
Class C	1.00%	98,054
Class K	0.65%	106,734
RS Emerging Markets Fund
Class A	0.25%	591,304
Class B	1.00%	201,092
Class C	1.00%	362,151
Class K	0.65%	257,109

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS may pay out of amounts it receives from the Funds pursuant to the plan amounts payable with respect to expenses incurred by RS Investments under certain circumstances. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of GIAC and an affiliate of GIS distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2007, PAS received $1,801,845 from GIS as compensation for its services on behalf of the Trust.

The Funds have entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

For the year ended December 31, 2007, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS International Growth Fund	$7,011
RS Emerging Markets Fund	56,802

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GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain Class B, and Class C share redemptions. For the year ended December 31, 2007, GIS received CDSL charges as follows:

Fund	CDSL
RS International Growth Fund	$5,490
RS Emerging Markets Fund	11,248

Note 4 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 were as follows:

Fund	Ordinary Income Total		Long-Term Capital Gain Total
	2007	2006	2007	2006
RS International Growth Fund	$1,832,621	$327,956	$—	$—
RS Emerging Markets Fund	15,109,112	890,763	42,540,780	38,215,676

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2007.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS International Growth Fund	$—	$—
RS Emerging Markets Fund	—	4,215,559

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart for capital loss carryovers available to the Funds at December 31, 2007.

	Expiring
Fund	2010	2011	Total
RS International Growth Fund	$8,285,562	$8,510,520	$16,796,082
RS Emerging Markets Fund	—	—	—

During the year ended December 31, 2007, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS International Growth Fund	$10,985,764
RS Emerging Markets Fund	—

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Funds elected to defer net capital and currency losses as follows:

Fund	Amount
RS International Growth Fund	$308,657
RS Emerging Markets Fund	313,362

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2007, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS International Growth Fund	$56,882,546	$25,051,943	$27,163,000	$(2,111,057)
RS Emerging Markets Fund	329,978,589	148,423,252	155,437,014	(7,013,762)

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Notes to Financial Statements (continued)

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2007, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS International Growth Fund	$20,285,522	$26,427,032
RS Emerging Markets Fund	259,791,156	161,165,998

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically present in domestic investments. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the applicable Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 6 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7 Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain RS Funds in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

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It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, sub-advisers, employees and officers of the Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b) and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Funds.

Note 8 New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Funds’ tax positions for all open tax years, and concluded that adoption had no effect on the Funds’ financial position or results of operations. At December 31, 2007, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Funds’ financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS International Growth Fund and RS Emerging Markets Fund (each constituting a series of the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2007, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods ended December 31, 2006 and December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1, 2006 the financial highlights for each of the periods presented through December 31, 2005 were audited by another independent registered public accounting firm whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

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Tax Designation – Unaudited

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2007 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS International Growth Fund	96.14%
RS Emerging Markets Fund	23.66%

Dividend Received Deduction:

RS International Growth Fund	1.30%
RS Emerging Markets Fund	0.01%

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Supplemental Information (unaudited)

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal to Elect Trustees:

Nominee	Votes For	Votes Withheld

Kenneth R. Fitzsimmons, Jr.	678,695,023.578	7,697,070.067

Christopher C. Melvin, Jr.	678,544,709.568	7,847,384.077

Gloria S. Nelund	678,556,615.659	7,835,477.986

Terry R. Otton	678,645,919.260	7,746,174.385

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Approval of Funds’ Investment Advisory Agreements*

The Board of Trustees of RS Investment Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investments (the “disinterested Trustees”), met in person on August 13 - 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity Fund and RS Small Cap Core Equity Fund (the “RS-Managed Funds”); and RS Money Market Fund, RS High Yield Bond Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS Tax-Exempt Fund, RS Emerging Markets Fund, RS International Growth Fund, RS S&P 500 Index Fund, and RS Asset Allocation Fund (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market Fund, RS High Yield Bond Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS Tax-Exempt Fund, RS S&P 500 Index Fund, and RS Asset Allocation Fund; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth Fund and RS Emerging Markets Fund (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the

Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the Trustees who are not interested persons of the Funds were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management

*	The Advisory Agreements for the series of the Trust not discussed at meeting were not subject to review by the Trustees at the meeting.

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Supplemental Information (unaudited) (continued)

organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with more than half the Funds at or below the median for their respective peer groups; he noted that the advisory fee for RS Money Market Fund was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market Fund’s peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market Fund, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients,

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respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Core Equity Fund and RS Small Cap Core Equity Fund for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for those Funds. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that only one Fund subject to renewal had close to $1 billion in assets. He also noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The

Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that RS Asset Allocation Fund had underperformed its peers’ averages for various periods. He recommended, and the Trustees agreed, that further discussion in the coming year would be appropriate in respect of steps RS Investments might take to improve performance of that Fund, and whether that Fund’s peers were appropriate.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions

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Supplemental Information (unaudited) (continued)

and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

•

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS

Investments is a more robust organization as a result of the transaction.

•	RS Investments has been responsive to concerns raised by the Trustees in the past year.

•	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

•	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-766-FUND [3863].

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-766-FUND [3863]; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

48	Call 1.800.766.FUND

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since June 2001	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006–March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

www.RSinvestments.com	49

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

50	Call 1.800.766.FUND

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-766-FUND [3863], or on our Web site at http://www.RSinvestments.com.

www.RSinvestments.com	51

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52	Call 1.800.766.FUND

RS Funds

Phone: 1-800-766-FUND (3863)
Web: www.RSinvestments.com
E-mail: funds@rsinvestments.com

24-Hour Account Access

Phone: 1-800-766-FUND (3863), Option 3
Web: Enter ***My Account*** on RS Investments' Web Site

RS Funds

Fund Name (Date of Inception) Ticker Symbol (Class A shares)	Fund Overview	Portfolio Manager(s)
Growth Funds: Access to dynamic growth companies		
RS Emerging Growth Fund (11/30/07) RSEGX	Invests in small-cap growth companies in their early growth stages	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Smaller Company Growth Fund (08/15/96) RSSGX	Invests in small-cap growth companies with strong growth potential	Scott Tracy, Bill Wolfenden
RS Select Growth Fund (08/01/96) RSDGX	Focuses on 40-60 small-cap growth stocks with proven business models	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS MidCap Opportunities Fund (07/12/95) RSMOX	Invests in mid-cap growth companies diversified across growth sectors of the US economy	John Seabern, John Wallace
RS Growth Fund (05/12/92) RSGRX	Invests in larger growth companies diversified across growth sectors of the US economy	John Seabern, John Wallace
RS Technology Fund (11/15/95) RSIFX	Focuses on the technology sector across all market-caps	Steve Bishop, Allison Thacker
Value Funds: Access to undervalued companies undergoing structural change		
RS Partners Fund (07/12/95) RSPFX	Invests in small-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Value Fund (06/30/93) RSVAX	Invests in mid-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Investors Fund (11/15/05) RSINX	Concentrated portfolio of value stocks featuring the RS Value Team's strongest investment ideas	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Global Natural Resources Fund (11/15/95) RSNRX	Invests in a diversified portfolio of companies with superior natural resource assets and demonstrated histories of prudent capital allocation	MacKenzie Davis, Andy Pilara, Ken Settles
RS Large Cap Value Fund (02/03/03)* RLCVX	Invests in large-cap companies believed to be undervalued	Thomas Cole, Thomas Digenan, Scott Hazen, John Leonard
Core Equity Funds: All-weather equity		
RS Small Cap Core Equity Fund (05/01/97)* GPSCX	Invests in companies across the US small-cap market	Matthew Ziehl
RS Core Equity Fund (06/01/72)* GPAFX	A diversified large-cap equity fund seeking companies with strong competitive advantages	Mani Govil
RS Equity Dividend Fund (07/31/07) REDAX	Invests in companies with growing dividends and long-term growth potential	Raymond Anello
RS S&P 500 Index Fund (08/07/00)* GUSPX	Tracks the investment performance of the S&P 500 Index, which emphasizes large-cap companies	Jonathan Jankus, Stewart Johnson
RS Asset Allocation Fund (02/16/93)* GUAAX	A 'fund of funds', strategically invested in a mix of equity and fixed income securities	Jonathan Jankus, Stewart Johnson
International Funds: International diversification		
RS International Growth Fund (02/16/93)* GUBGX	Invests in international growth companies	R. Robin Menzies
RS Emerging Markets Fund (05/01/97)* GBEMX	Invests in growth companies in emerging markets	Edward Hocknell
Fixed Income Funds: Current income and total return potential		
RS Investment Quality Bond Fund (02/16/93)* GUIQX	A diversified portfolio of generally intermediate duration (3 - 10 years) investment-grade bonds	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (07/30/03)* RLDAX	A diversified portfolio of generally short duration (1 -3 years) investment-grade debt securities	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (09/01/98)* GUHYX	A diversified portfolio of debt securities rated below investment grade	Ho Wang
RS Tax-Exempt Fund (02/16/93)* GUTEX	A diversified portfolio of tax-exempt municipal obligations	Alexander Grant, Jr.
RS Money Market Fund (11/03/82)* GCMXX	A diversified portfolio of money market instruments	Alexander Grant, Jr.

Featured in this report

* The date of inception is that of the predecessor Fund.

Refer to theprospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we mail only one copy of a Fund's prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Annual report.)

388 Market Street San Francisco CA 94111	www.RSinvestments.com	Call 800-766-FUND

EB-015099 (12/07) AR711_I

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that each of Judson Bergman, Jerome S. Contro and John W. Glynn is an audit committee financial expert serving on its audit committee. Each of those individuals is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees *	Audit-Related Fees	Tax Fees *	All Other Fees*
December 31, 2006 **	$692,411	$—	$183,885	$—
December 31, 2007	$725,300	$22,486	$184,305	$—

*	Fees are exclusive of out-of-pocket expenses.
**	Fees for the period ended December 31, 2006, include fees for services rendered by the registrant’s principal accountant to 12 new series of the registrant that were launched on October 9, 2006, following the reorganization of 12 series of The Park Avenue Portfolio as series of the registrant.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit-Related Fees	Tax Fees *	All Other Fees *
December 31, 2006	$45,000	$37,500	$145,000
December 31, 2007	$94,518	$82,656	$144,765

Audit-Related Fees represent fees billed in the registrant’s last two fiscal years for services traditionally performed by the registrant’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the registrant’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0% of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $1,539,532 for 2006 and $471,473 for 2007. For the period ended December 31, 2006, fees include fees billed by the registrant’s accountant to Guardian Investor Services LLC which acquired a majority ownership interest in RS Investments, the registrant’s investment adviser, on August 31, 2006.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Investment Trust

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President
(Principal Executive Officer)

Date March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President
(Principal Executive Officer)

Date March 7, 2008

By (Signature and Title)*	/s/ James E. Klescewski
James E. Klescewski, Treasurer
(Principal Financial Officer)

Date March 7, 2008